UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

December 31, 2018

Classes ADV, I, R6, S and S2

Voya Partners, Inc.

■ Voya Global Bond Portfolio

■ VY® American Century Small-Mid Cap Value Portfolio

■ VY® Baron Growth Portfolio

■ VY® Columbia Contrarian Core Portfolio

■ VY® Columbia Small Cap Value II Portfolio

■ VY® Invesco Comstock Portfolio

■ VY® Invesco Equity and Income Portfolio

■ VY® JPMorgan Mid Cap Value Portfolio

■ VY® Oppenheimer Global Portfolio

■ VY® Pioneer High Yield Portfolio

■ VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

■ VY® T. Rowe Price Growth Equity Portfolio

■ VY® Templeton Foreign Equity Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

President's Letter	2
Market Perspective	3
Portfolio Managers' Reports	6
Shareholder Expense Examples	32
Report of Independent Registered Public Accounting Firm	35
Statements of Assets and Liabilities	36
Statements of Operations	44
Statements of Changes in Net Assets	48
Financial Highlights	55
Notes to Financial Statements	62
Summary Portfolios of Investments ("Portfolio of Investments")	86
Tax Information	166
Director and Officer Information	168
Advisory and Sub-Advisory Contract Approval Discussion	173

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios' website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Setting Sail for the New Year

Dear Shareholder,

The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.

As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board ("Fed") has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed's gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.

We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
December 31, 2018

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the "Index") measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee ("FOMC") was already committed to policy "normalization", i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board ("Fed"): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors' confidence, and Fed Chairman Powell's remark on October 4 that the federal funds rate was "a long way from neutral". In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, "The only problem our economy has is the Fed." Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Government/Credit Bond Index

An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
ICE BofAML Speculative Grade U.S. Convertible Index	An index that includes about 270 convertible securities and represents the non-investment-grade convertible market.
ICE BofAML U.S. High Yield Index

A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI All Country World ex-U.S. IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index

An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Russell 2500TM Growth Index

Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Value Index	Measures the performance of those S&P SmallCap 600® Index companies with lower price-to-book ratios.

VOYA GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Mustafa Chowdhury and Brian Timberlake, Ph.D., CFA, Portfolio Managers of Voya Investment Management Co. LLC ("Voya IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares provided a total return of -2.17% compared to the Bloomberg Barclays Global Aggregate Index, which returned -1.20% for the same period.

Portfolio Specifics: The Portfolio underperformed the Bloomberg Barclays Global Aggregate Index, due primarily to sector allocations, as non-government sectors trailed developed government markets in a flight to quality later in the fourth quarter. Currency decisions, particularly in developed markets, were positive. Duration/yield curve positioning was defensive for most of the year and modestly detracted from performance.

Fixed income performance swung dramatically over 2018, with 10-year yields rising in the first half of the year, as improved growth prospects and the passage of corporate tax reform fueled optimism. With a healthy economic landscape, the U.S. Federal Reserve Board raised official short-term rates four times. Optimism was slashed, however, as elevated tensions between the United States and China, political gridlock in Washington and a growing fear of a risk of recession in the U.S. fueled a significant sell-off in equities and, in turn, fed a flight to quality that benefited the U.S. Treasury market. Meanwhile, non-government sectors struggled to keep pace with the rebound in U.S. Treasuries in the fourth quarter.

The U.S. dollar also see-sawed over the period, with the dollar broadly strengthening through mid-year, as the Fed was on track for four rate hikes and the ECB and BoJ remained on the sidelines, leaving their official short-term rates unchanged. As worries about the threat of a recession in the U.S. unfolded in the latter part of 2018, the U.S. dollar modestly retreated from previous gains. The stronger dollar proved to be a significant headwind to emerging market bonds and currencies over the course of 2018.

Sector allocation, particularly in the final three months of 2018, detracted from performance as "spread" markets meaningfully underperformed U.S. Treasuries in a flight to quality (Spread assets are debt instruments that typically are priced in terms of their yield differential, or spread, to comparable maturity U.S. Treasury securities). During the period, the Portfolio's combined allocations to investment grade and high yield corporate bonds were overweight compared to the corporate allocations of the Bloomberg Barclays Global Aggregate Index; those overweight positions detracted from results as corporate bonds underperformed. By contrast, more defensive security positioning helped to offset some of this underperformance: allocations to the generally lower risk asset-backed securities ("ABS") sector partially offset the detraction from corporate credit allocations. The Portfolio's holdings of non-agency residential mortgage-backed securities ("RMBS") and credit risk transfer securities ("CRTs") further contributed to performance in 2018. Currency decisions across developed G-10 markets modestly contributed, while allocations in emerging market currencies offset some of those gains.

The Portfolio used derivatives such as used futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives positively impacted performance for the period.

Current Strategy and Outlook: With headlines painting the yield curve inversion as a precursor of economic doom, it is important for investors to remember that an inverted yield curve represents fear of a recession, it does not cause a recession. While we see a deceleration in U.S. growth towards trend, we believe investment and improved productivity will support a modestly higher level of potential growth and limit inflationary risks. Meanwhile, we believe a more data-dependent Fed will take a break from its rate hikes, supported by limited inflation, a decelerating U.S. economy, elevated global trade tensions and U.S. political gridlock feeding market fears and volatility.

The repricing of corporate credit markets in late 2018 offers compelling entry points for investment grade and high yield corporate bonds. Overall, we believe the outlook for investment grade credit remains attractive with earnings reinforcing a supportive fundamental picture. We believe technical factors — including new corporate bond issuance — are likely to dominate near-term investment grade spread moves. Meanwhile, corporate high yield began 2019 with a market yield nearing 8%. With a pause from the Fed on the horizon, coupled with continued low default rates, these levels look attractive, in our view. We believe positive technical factors and improved valuations should lead to near-term outperformance.

Securitized sectors continue to offer opportunity, especially in an environment of a slower Fed. Agency mortgage-backed securities ("MBS") fundamentals remain solid with subdued prepays, while the Fed's transparency in monetary policy and balance sheet normalization has helped the market adjust to the additional supply. We believe that a lack of Fed demand for agency MBS could impair the performance for "current" lower coupon mortgages, while slower prepays should provide a buffer for higher premium coupons, in our opinion.

In non-agency RMBS, we are positive but moderating our outlook given shifting valuations across the fixed income landscape. For legacy product, in our opinion, the opportunity set continues to dwindle, which has led some investors to hoard their investments. In our opinion, we expect stout technical factors and strong credit performance to remain well bid. Meanwhile, CRTs, relative value has improved somewhat and demand remains firm for this floating-rate asset class. We look for commercial mortgage-backed securities to perform well into the start of 2019, with relatively firm investor interest, a manageable new issue pipeline and supportive fundamentals. Overall, we are neutral on collateralized loan obligations ("CLOs"), preferring higher quality tranches. CLOs have been subjected to a wave of negative headwinds, from supply concerns to looser lending standards to investor outflow from senior bank loans, the underlying collateral to CLOs. Current valuations and the structural support offers select opportunities, while insurance companies and institutional asset managers are likely to provide an offset to retail worries, in our view.

The repricing of credit markets across the corporate and securitized spectrum in late 2018 against a backdrop of a moderating Fed and more benign economic outlook compels us to seek out opportunities on market weakness in non-government sectors with a bias towards liquidity. We believe that markets will overshoot as investors overestimate downside risks and believe this will provide opportunities as a more benign scenario plays out in the year ahead.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2018
(as a percentage of net assets)

United States(1)	80.2%
Germany	4.5%
Spain	2.5%
United Kingdom	1.1%
Netherlands	0.9%
Japan	0.8%
Canada	0.6%
France	0.5%
Brazil	0.5%
Guernsey	0.3%
Countries between 0.0% — 0.3%^	1.7%
Assets in Excess of Other Liabilities*	6.4%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

^  Includes 12 countries, which each represents 0.0%-0.3% of net assets.

(1)  Includes 24.5% total investment in Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya High Yield Bond Fund.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018*
(as a percentage of net assets)

Voya Emerging Markets Hard Currency Debt Fund — Class P	7.5%
Voya Emerging Markets Local Currency Debt Fund — Class P	6.0%
Voya High Yield Bond Fund — Class P	5.8%
Voya Emerging Markets Corporate Debt Fund — Class P	5.2%
Bundesrepublik Deutschland, 0.500%, 02/15/25	3.2%
United States Treasury Note, 2.500%, 12/31/20	3.0%
United States Treasury Note, 1.500%, 10/31/19	2.5%
Spain Government Bond, 1.400%, 04/30/28	2.5%
United States Treasury Note, 3.125%, 11/15/28	2.2%
United States Treasury Bond, 3.000%, 08/15/48	1.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VOYA GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-2.40%	1.38%	4.74%
Class I	-2.01%	1.88%	5.25%
Class S	-2.17%	1.63%	5.00%
Blooomberg Barclays Global Aggregate Index	-1.20%	1.08%	2.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Miles Lewis, CFA, and Jeff John, CFA, Vice President (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Co-Chief Investment Officer — Global Value Equity and Senior Vice President, Phillip N. Davidson, CFA, Co-Chief Investment Officer — Global Value Equity and Senior Vice President, Michael Liss, CFA and Vice President, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares provided a total return -14.34% compared to the Russell 2500TM Value Index and the S&P SmallCap 600® Value Index, which returned -12.36% and -12.64%, respectively, for the same period.

Portfolio Specifics: The U.S. equity market suffered heightened volatility in 2018 as concerns about slowing global economic and earnings growth, falling oil prices, less accommodative monetary policy, trade tensions, and a partial U.S. government shutdown triggered a sharp fourth-quarter decline in stock prices. As a result, most market indices ended the calendar year lower. According to the FTSE Russell indices, growth generally outperformed value by a meaningful margin. Large-cap stocks generally outperformed mid-cap stocks, and both categories generally outperformed small-cap stocks.

The Portfolio underperformed the Russell 2500TM Value Index. Although the Russell 2500TM Value Index is the overall portfolio benchmark, the Small Cap Value and Mid Cap Value sleeves are managed against the Russell 2000® Value and Russell Midcap Value® indices, respectively.

The Mid Cap Value sleeve outperformed its benchmark, the Russell Midcap® Value Index, for the year. Stock selection and an underweight in the consumer discretionary sector assisted relative performance. Stock selection in health care also contributed. An underweight and stock selection in real estate detracted.

The Small Cap Value sleeve, however, underperformed its benchmark, the Russell 2000 Value® Index. Stock selection in the industrials and financials sectors detracted from relative performance, while stock selection and an overweight in information technology contributed.

The overall Portfolio delivered a negative return for the year, while also underperforming its benchmark, the Russell 2500TM Value Index. Financials detracted from relative performance, as stock choices in the capital markets and bank industries weighed on relative performance. Capital markets firm Invesco was a notable detractor. The company's disappointing flows and lower fee rates dampened earnings. News that Invesco is acquiring OppenheimerFunds also weighed on the stock price. The Portfolio's notable underweight and stock selection in real estate also hurt relative performance.

Stock selection in the information technology sector aided relative performance, due in part to an investment in Puerto Rico-based payment processor EVERTEC, a prominent contributor. The stock rose strongly in the second quarter after EVERTEC reported better-than-expected transaction volumes, indicating a strong recovery after hurricanes devastated the islands last year. Stock selection and an underweight in consumer discretionary also contributed.

Current Strategy and Outlook: We follow a stock-specific, valuation-driven strategy. The Portfolio's sector allocation is a result of our bottom-up investment process.

Relative to the Russell 2500TM Value Index, the overall Portfolio is overweight in financials, as we have identified stocks with compelling risk/reward profiles in the sector. It is also overweight in industrials as volatility has provided us with the opportunity to invest in select industrials stocks with what we believe are attractive valuations. The Portfolio continues to be underweight in the real estate sector. In our view, our valuation methodology shows that many real estate stocks remain overvalued.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Financials	26.7%
Industrials	16.4%
Information Technology	8.6%
Health Care	6.7%
Materials	6.6%
Consumer Discretionary	6.4%
Consumer Staples	6.3%
Utilities	6.0%
Real Estate	5.9%
Energy	5.8%
Exchange-Traded Funds	1.2%
Communication Services	0.4%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018*
(as a percentage of net assets)

Zimmer Biomet Holdings, Inc.	2.3%
Northern Trust Corp.	1.9%
Hubbell, Inc.	1.7%
Graphic Packaging Holding Co.	1.7%
BB&T Corp.	1.5%
UMB Financial Corp.	1.5%
First Hawaiian, Inc.	1.4%
Xcel Energy, Inc.	1.3%
iShares Russell Mid-Cap Value ETF	1.2%
Weyerhaeuser Co.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-14.49%	5.22%	12.05%	—
Class I	-14.15%	5.73%	12.61%	—
Class S	-14.34%	5.47%	12.33%	—
Class S2	-14.48%	5.32%	—	14.84%
Russell 2500TM Value Index	-12.36%	4.16%	11.62%	14.84%
S&P SmallCap 600® Value Index	-12.64%	5.13%	12.37%	15.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager and Neal Rosenberg, Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares provided a total return of -1.89% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned -9.31% and -7.47%, respectively, for the same period.

Portfolio Specifics: For the first three quarters of 2018, the markets posted mostly positive returns, buoyed by strong corporate earnings results and economic data. Investor sentiment, however, took an abrupt turn in the fourth quarter as projections of a slowdown in economic momentum and corporate earnings growth coupled with rising interest rates spurred a risk-off selloff that lasted through the rest of the period. The ongoing U.S.-China trade dispute and partial federal government shutdown also put pressure on markets and 2018 ended as the worst year for U.S. stocks since 2008.

Absolute Performance: Information technology ("IT"), communication services, and health care were the top positive sector performers in 2018.

Strength in IT came mainly from benefits software provider Benefitfocus, Inc. and real estate information and marketing services provider CoStar Group, Inc., which was moved to the industrials sector during the year. CoStar was the top contributor to performance in the period. Mobile voice and data communications services provider Iridium Communications Inc. drove performance in communication services, while IDEXX Laboratories, Inc., a provider of diagnostics to the veterinary industry, bolstered health care.

Holdings in consumer discretionary, real estate, and industrials detracted the most from performance during the year. Marriott Vacations Worldwide Corp., which sells timeshare products, manages resorts, finances consumer purchases, and rents timeshare inventory, drove declines in consumer discretionary, while Douglas Emmett, Inc., a real estate investment trust that owns and manages office buildings and apartment communities, dragged down performance in the real estate sector. Marriott Vacations was the largest detractor during the period. Within industrials, Bloom Energy Corporation, which designs, manufactures, and sells solid-oxide fuel cell systems, was the top detractor.

Relative Performance: For the reporting period, the Portfolio outperformed the Russell 2000® Growth Index due to a combination of stock selection, relative sector weights, and underexposure to the volatility and earnings variation factors.

Investments in industrials, financials, communication services, IT, and Health Care and lack of exposure to the lagging energy and materials sectors added the most value. Meaningfully lower exposure to industrials contributed to relative results. Stock selection was also positive in the sector due to the outperformance of CoStar Group, Inc. Stock selection in financials aided relative results, driven by share price gains from financial exchanges & data companies MSCI, Inc., Morningstar, Inc., and FactSet Research Systems, Inc. MSCI's shares rose as the company reported solid financial results throughout the year with impressive performance in the Index segment and continued improvement in the Analytics segment. Morningstar's share price was up as the company showed strong growth and exhibited the ability to cross-sell many of its previously acquired and homegrown new products. FactSet's stock price was buoyed by a large deal win with Merrill Lynch Wealth Management. Retirement accounts advisor Financial Engines, Inc. also added value in the sector after announcing its plan to be acquired by Hellman & Friedman at a significant premium. Favorable stock selection in financials was offset by higher exposure to this underperforming sector. Satellite company Iridium Communications Inc. drove performance in the Communication Services sector. Following years of investment, Iridium has launched 65 of its 75 NEXT satellites into orbit, significantly reducing execution risk. We believe that fundamentals of the business continue to evolve positively, with the final NEXT launch planned in early 2019. Strength in IT and health care came from the outperformance of Benefitfocus, Inc. and IDEXX Laboratories, Inc., respectively, which were among the three largest contributors on an absolute basis.

Consumer discretionary investments detracted the most from relative results, owing largely to the underperformance of Marriott Vacations Worldwide Corp. and Penn National Gaming, Inc., the two largest detractors from absolute performance.

Current Strategy and Outlook: Market conditions shifted abruptly in the fourth quarter of 2018. As a result of the volatility, valuations are, in our opinion, more attractive now than they were at the start of 2018. As long-term investors in what we view as high quality growth stocks, we are always actively looking for good investment ideas. We continue to position the Portfolio to benefit from what we believe to be strong, long-term growth opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Consumer Discretionary	27.9%
Information Technology	20.1%
Financials	19.8%
Health Care	10.2%
Real Estate	8.1%
Industrials	7.4%
Communication Services	4.3%
Consumer Staples	1.5%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018
(as a percentage of net assets)

Vail Resorts, Inc.	12.5%
Choice Hotels International, Inc.	5.8%
CoStar Group, Inc.	5.7%
Gartner, Inc.	5.1%
MSCI, Inc. — Class A	4.0%
Idexx Laboratories, Inc.	4.0%
Bright Horizons Family Solutions, Inc.	3.8%
ANSYS, Inc.	3.8%
Gaming and Leisure Properties, Inc.	3.4%
Primerica, Inc.	3.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® BARON GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-2.15%	5.32%	14.03%	—
Class I	-1.68%	5.85%	14.60%	—
Class R6(1)	-1.64%	5.85%	14.60%	—
Class S	-1.89%	5.59%	14.32%	—
Class S2	-2.05%	5.43%	—	16.23%
Russell 2000® Growth Index	-9.31%	5.13%	13.52%	15.97%
Russell 2500TM Growth Index	-7.47%	6.19%	14.76%	16.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Contrarian Core Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Senior Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares provided a total return of -8.99% compared to the Russell 1000® Index, which returned -4.78% for the same period.

Portfolio Specifics: For the year, stock selection was the primary driver of underperformance. Weak stock selection in the consumer staples, communication services and health care sectors detracted most from Portfolio performance relative to the Russell 1000® Index for the year. Stock selection was strongest in the technology, materials and real estate sectors for the period. Sector allocation contributed to overall performance for the year. An underweight to the industrials sector and an overweight to health care were positives for the Portfolio's performance during the year.

Top contributors included MasterCard, Medtronic and American Tower. In our opinion, MasterCard is well positioned to benefit from the ongoing global secular shift away from traditional cash and checks and toward electronic payments. Medtronic, a longtime holding in the Portfolio, reported strong financial results for its second quarter of fiscal year 2018, including an increase in revenue, increasing free cash flow and a robust product pipeline. American Tower posted solid results and performed well as it remains well positioned to capitalize on the attractive tenets of the tower business. In addition, we believe 5G technology could be incremental for the towers while new business opportunities like autonomous driving and edge computing represent positive optionality.

Top detractors included Philip Morris International Inc., Citigroup, and Conagra Brands. Phillip Morris International Inc. was a relative detractor during the period. The company's recent improvement in execution supports our thesis that Philp Morris is poised for growth in the changing retail environment of cigarettes and heat-not-burn "reduced risk" products. Citigroup was battered during December, despite entering the month as one of the cheapest stocks in the sector on a price-to-book basis. Fears of a U.S. recession weighed on Citigroup as the bank is viewed as vulnerable to rising credit losses given a business mix that skews higher to consumer credit cards, as did fears of global market instability and a misplaced perception, in our view, that Citi is still a big lender into emerging markets. We continue to think that the investment thesis is intact, despite these concerns, especially given the cheap valuation. Consumer staples stocks declined by wide margins during December and Conagra Brands was hit hard. The company's most recent financial results reflect good momentum in its core business, outperforming company management's guidance overall, but shares sold off as investors were concerned with the disappointing guidance more specifically for the recently acquired Pinnacle Foods unit.

Current Strategy and Outlook: While there is no denying the pain and anxiety caused by the wild market swings and declines we experienced in December, the current stock prices of many quality companies represent exceptional buying opportunities, in our opinion. Overall, Portfolio positioning remained largely unchanged. The largest overweights are in communications services, financials and health care. The largest underweights are in industrials and utilities. Our process is very much driven by bottom-up stock selection and our sector weights are, for the most part, byproducts of that. We continue to adhere to our contrarian process, using pessimism as a starting point to select potential investment candidates where we see the ability for long-term value creation for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Information Technology	20.6%
Health Care	16.7%
Financials	15.4%
Communication Services	12.8%
Consumer Discretionary	10.1%
Consumer Staples	5.7%
Industrials	5.7%
Energy	5.2%
Materials	2.3%
Real Estate	2.3%
Utilities	0.9%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018
(as a percentage of net assets)

Microsoft Corp.	5.2%
Apple, Inc.	3.8%
Amazon.com, Inc.	3.2%
Berkshire Hathaway, Inc. — Class B	3.1%
Johnson & Johnson	3.0%
Pfizer, Inc.	2.9%
JPMorgan Chase & Co.	2.8%
Mastercard, Inc. — Class A	2.6%
Alphabet, Inc. — Class C	2.6%
Facebook, Inc. — Class A	2.6%

Portfolio holdings are subject to change daily.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-9.23%	6.60%	11.19%
Class I	-8.77%	7.13%	11.76%
Class S	-8.99%	6.86%	11.47%
Russell 1000® Index	-4.78%	8.21%	13.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to April 30, 2013, the Portfolio was managed by a different sub-adviser.

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, Ph.D., CFA, and Jarl Ginsberg, CFA, CAIA, Portfolio Managers, of Columbia Management Investment Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class I shares provided a total return of -17.53% compared to the Russell 2000® Value Index, which returned -12.86% for the same period.

Portfolio Specifics: For the year, the Portfolio underperformed its benchmark, the Russell 2000® Value Index. Underperformance was primarily due to stock selection. Stock selection was strongest in the health care, real estate, and materials sectors. However, selection within financials, industrials, information technology, and energy offset these relative results.

On the whole though, performance of the Portfolio was driven primarily by market conditions during the second quarter of the year. During the second quarter, as global trade tensions and tariff discussions heated up, investors responded by increasing exposure to small caps through ETFs, the rationale being that small caps have less revenues derived internationally and so should be more insulated from global trade policies. These flows into passive vehicles led to the smallest, and least liquid names in the Russell 2000® Value Index performing the best, regardless of fundamentals. We are generally underweight these illiquid names, as they carry more risk. While overtime stock prices should track fundamentals, during short periods like this we may underperform. This led to underperformance in the second quarter, which we were not able to make up during the rest of the year.

Regarding specific names, the top contributor to relative performance was our position in LHC Group. The healthcare company, which provides post-acute healthcare services to patients, saw its shares rise throughout the year based on strong quarterly results as the company realizes synergies related to an earlier acquisition. Other top performing healthcare names include Molina Healthcare, Horizon Pharma, and Merit Medical Systems.

The most notable detractor from returns was our position in homebuilding company William Lyon Homes. Homebuilding companies as a whole sold off dramatically during the year and this company was no exception.

Current Strategy and Outlook: As we enter into 2019, it is possible that growth may slow down from the historically high levels we saw in 2018. However, we believe that the market may have overreacted on the expectation of a recession. As the market multiple has de-rated, we believe there may be good opportunities to find attractively priced stocks.

Nevertheless, our main focus continues to be on bottom-up stock picking. We continue to look for undervalued companies with strong underlying earnings prospects that are exhibiting evidence of upward inflection. In doing so, we believe we will be able to avoid value traps and deliver strong returns for our clients. As of the end of the quarter, we are overweight industrials and materials while remaining underweight real estate.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Financials	29.2%
Industrials	14.8%
Information Technology	9.7%
Real Estate	8.8%
Consumer Discretionary	8.4%
Utilities	6.5%
Materials	5.3%
Health Care	5.0%
Energy	4.5%
Consumer Staples	2.3%
Communication Services	1.8%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018*
(as a percentage of net assets)

Community Bank System, Inc.	1.6%
New Jersey Resources Corp.	1.5%
Argo Group International Holdings Ltd.	1.5%
PS Business Parks, Inc.	1.5%
Independent Bank Corp.	1.5%
LHC Group, Inc.	1.4%
First Industrial Realty Trust, Inc.	1.4%
Union Bankshares Corp.	1.4%
ONE Gas, Inc.	1.3%
Adtalem Global Education, Inc.	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-17.96%	2.46%	10.47%	—
Class I	-17.53%	2.98%	11.05%	—
Class R6(1)	-17.57%	2.96%	11.04%	—
Class S	-17.76%	2.70%	10.75%	—
Class S2	-17.87%	2.57%	—	13.80%
Russell 2000® Value Index	-12.86%	3.61%	10.40%	14.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® INVESCO COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Lead Portfolio Manager, and Devin Armstrong, James Warwick, and Charles DyReyes each a Portfolio Manager of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares, provided a total return of -12.39% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned -8.27% and -4.38%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2018, the Portfolio underperformed the Russell 1000® Value Index, the Portfolio's style-specific benchmark. For the reporting period, nine of the eleven sectors posted negative returns within the Russell 1000® Value Index.

On the positive side, stock selection within information technology was the largest driver of relative returns year-to-date. Microsoft, Cisco Systems and NetApp Inc. were notable performers from the sector.

The Portfolio's modest cash position acted as a contributor in a negative market environment.

An underweight to consumer staples also helped relative returns. Kimberly-Clark Corp. boosted relative and absolute returns. The stock benefitted from managing expenses and discretionary spending, while returning capital to shareholders through dividends and re-purchasing stock.

On the negative side, stock selection in financials was a large relative detractor for the period. Many of the large banks and interest rate sensitive financial stocks were down for the period due to concerns over a flattening yield curve, possibly signaling a recession, in our view.

Another driver of underperformance was stock selection and an overweight in the energy sector. Devon Energy and Haliburton were two of the largest detractors on a relative and absolute basis. Since the 3rd quarter, oil prices have deteriorated amid weaker inventory data and concerns over global demand destruction caused by a potential trade war. Oil prices dropped from around $75 to the mid $40s during the 4th quarter. Stock selection within healthcare also hurt relative performance. Mylan and Cardinal Health were among the largest detractors within the sector.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Portfolio's performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: At the close of the reporting period, the Portfolio's financials sector weighting was overweight relative to the Portfolio's style-specific benchmark. In our view, financials have not performed as expected, given a normalizing rate environment and posting positive earnings and guidance. We also maintain a constructive view on the long — term prospects for our energy holdings as we believe supply and demand for oil should balance over time. The Portfolio's exposure to each sector has a higher beta than the Russell 1000® Value Index. Therefore, the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future, in our opinion.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Financials	28.5%
Energy	16.1%
Health Care	15.1%
Information Technology	8.6%
Consumer Discretionary	7.3%
Industrials	5.9%
Consumer Staples	4.5%
Communication Services	4.4%
Materials	2.2%
Assets in Excess of Other Liabilities*	7.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018*
(as a percentage of net assets)

Citigroup, Inc.	4.4%
Bank of America Corp.	4.4%
JPMorgan Chase & Co.	3.5%
Cisco Systems, Inc.	2.4%
Royal Dutch Shell PLC — Class A ADR	2.2%
American International Group, Inc.	2.1%
Intel Corp.	2.0%
Suncor Energy, Inc.	2.0%
General Motors Co.	2.0%
Anthem, Inc.	1.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class ADV	-12.56%	4.24%	10.93%
Class I	-12.16%	4.76%	11.49%
Class S	-12.39%	4.50%	11.20%
Russell 1000® Value Index	-8.27%	5.95%	11.18%
S&P 500® Index	-4.38%	8.49%	13.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Equity and Income Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Brian Jurkash, Thomas B. Bastian, CFA, Lead Portfolio Manager, Sergio Marcheli, Matthew Titus and Chuck Burge of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares provided a total return of -9.67% compared to the Russell 1000® Value Index, Bloomberg Barclays U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index, which returned -8.27%, -0.42% and -4.94%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2018, the Portfolio underperformed the Russell 1000® Value Index.

During the year, stock selection in the industrials sector was a large contributor to the Portfolio's performance relative to the Russell 1000® Value Index. CSX Corporation, a rail-based transportation services firm, was one of the top contributors within the sector.

Stock selection in the materials sector also contributed to the Portfolio's relative performance for the year. Notably, The Mosaic Company, a potash and phosphate supply company was a contributor due to an upbeat earnings outlook, strong demand and pricing fundamentals for crop nutrients.

Stock selection in information technology ("IT") helped performance. Within IT, QUALCOMM Inc. and Oracle Corp. were key contributors.

A large driver of underperformance within the Portfolio was stock selection within financials, notably within banks and capital markets. Financials were negatively impacted by the flattening yield curve and subsequent concerns over a recession due to a slowing economy. Within the sector, Citigroup, Morgan Stanley and State Street were key detractors.

Stock selection and an overweight in the energy sector also dampened relative performance. As energy stocks fell in tandem, a number of the Portfolio's largest individual detractors came from the sector including Devon Energy, Canadian Natural Resources, Apache and Technip FMC.

The Portfolio's material underweights in more defensive areas such as communication services and utilities along with stock selection in consumer staples also detracted from relative returns.

The Portfolio's use of high grade bonds and its allocation to convertible securities also acted as a relative contributor to returns versus the Russell 1000® Value Index. However, the high-grade bond portion underperformed the Bloomberg Barclays U.S. Government/Credit Index.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Portfolio's performance relative to the Russell 1000 Value® Index for the reporting period.

Current Strategy and Outlook: At the end of the year, the Portfolio's largest overweight exposures relative to the Russell 1000® Value Index were in the financials and energy sectors, while the largest underweight exposures were in the real estate and utilities sectors. We still believe that large banks and capital markets are attractively valued, have strong balance sheets and potential for future growth as they continue to return capital to shareholders in the form of stock buybacks and dividends. We also remained underweight in other defensive sectors; such as communication services and consumer staples, as management believes valuations and fundamentals are unattractive.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Financials	25.5%
U.S. Treasury Obligations	11.5%
Health Care	11.1%
Energy	10.3%
Information Technology	6.2%
Consumer Discretionary	4.7%
Industrials	4.5%
Consumer, Non-cyclical	4.3%
Communications	4.2%
Consumer Staples	3.4%
Technology	3.0%
Communication Services	2.2%
Materials	1.7%
Consumer, Cyclical	1.3%
Utilities	1.0%
U.S. Treasury Bonds	1.0%
Basic Materials	0.1%
Federal National Mortgage Association	0.1%
Municipal Bonds**	0.0%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%

*  Includes short-term investments.

**  Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018*
(as a percentage of net assets)

United States Treasury Note, 2.625%, 12/15/21	3.8%
United States Treasury Note, 2.500%, 12/31/20	3.7%
United States Treasury Note, 2.625%, 12/31/23	3.0%
Citigroup, Inc.	2.5%
Bank of America Corp.	2.4%
Johnson & Johnson	2.0%
JPMorgan Chase & Co.	2.0%
American International Group, Inc.	1.6%
CVS Health Corp.	1.6%
General Motors Co.	1.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-9.90%	3.80%	8.48%	—
Class I	-9.46%	4.31%	9.03%	—
Class S	-9.67%	4.06%	8.75%	—
Class S2	-9.79%	3.92%	—	10.28%
Russell 1000® Value Index	-8.27%	5.95%	11.18%	14.43%
Bloomberg Barclays U.S. Government/Credit Index	-0.42%	2.53%	3.46%	3.77%
60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index	-4.94%	4.74%	8.32%	10.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford, CFA, and Gloria Fu, CFA, Managing Directors and Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares provided a total return of -12.19% compared to the Russell Midcap® Value Index (the "Index" or "Russell Midcap® Value"), which returned -12.29% for the same period.

Portfolio Specifics: The Portfolio outperformed the Index during the year. The Portfolio benefited from positive stock selection in materials, as our more conservative approach in combination with an underweight exposure proved beneficial in navigating this turbulent area of the marketplace. Stock selection in energy was also a contributor while stock selection in consumer staples and real estate detracted from Portfolio results.

On an absolute basis, XL Group ("XL") was the top contributor to results. XL was acquired at a hefty premium by AXA, a French insurer, as the acquirer looked to bolster its property and casualty offerings. The deal's premium likely reflected an improving insurance environment following a string of natural disasters in 2017 that pushed coverage prices higher. XL's improving business mix, attractive valuation and strong capital allocation policy almost certainly piqued the interest of AXA as well, in our opinion. We used the profits from the deal to fund ideas elsewhere in insurance.

The top stock-specific detractor for the year was Mohawk. Shares fell following a string of disappointing earnings misses and downward revisions on full-year guidance. In our opinion, elevated input costs continue to act as a headwind, and frustratingly, management is facing shifting consumer preferences within the flooring space towards cheaper luxury vinyl tile rather than traditional ceramic tile. While it is difficult to predict the long-term trajectory and sustainability of these trends, we would be remiss not to at least mention how trade tariffs could serve to benefit Mohawk, in our opinion, as cheap supply from China has permeated the marketplace. Despite the intermittent turmoil, Mohawk has a leading market share position in flooring, with best-in-class manufacturing and distribution providing a strong competitive advantage. We will monitor the situation as events unfold and may consider trimming our large position if we see a reflation in the multiple.

Current Strategy and Outlook: We believe financials represent the most compelling opportunity set considering both valuations and earnings growth potential; in fact, we added on weakness. While we still have a large allocation to the consumer discretionary sector, we managed down our position size in retail and hotels. The cyclicality of earnings streams, specifically in materials and industrials, keeps us with relatively small portfolio weights. In an effort to ensure the Portfolio is appropriately defensive, we added to pockets of utilities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Financials	22.0%
Consumer Discretionary	13.5%
Real Estate	12.3%
Utilities	10.0%
Information Technology	7.9%
Industrials	7.6%
Health Care	6.9%
Energy	6.0%
Consumer Staples	5.6%
Materials	5.1%
Communication Services	1.7%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018
(as a percentage of net assets)

CMS Energy Corp.	2.1%
WEC Energy Group, Inc.	2.1%
Xcel Energy, Inc.	2.0%
Loews Corp.	1.9%
Diamondback Energy, Inc.	1.9%
M&T Bank Corp.	1.8%
Ball Corp.	1.7%
Williams Cos., Inc.	1.7%
T. Rowe Price Group, Inc.	1.5%
Autozone, Inc.	1.5%

Portfolio holdings are subject to change daily.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-12.37%	4.75%	11.96%	—
Class I	-11.96%	5.28%	12.52%	—
Class S	-12.19%	5.01%	12.23%	—
Class S2	-12.30%	4.85%	—	14.63%
Russell Midcap® Value	-12.29%	5.44%	13.03%	16.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, CFA and Senior Vice President, John Delano, CFA and Vice President, Portfolio Managers* of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares provided a total return of -13.39% compared to the MSCI All Country World IndexSM (the "Index"), which returned -9.42% for the same period.

Portfolio Specifics: The Portfolio underperformed the Index for the reporting period. Volatility returned to global equity markets in 2018, as trade tariffs, rising interest rates, and politics yielded a challenging environment. The most significant underperforming sectors for the Portfolio were health care, financials, consumer discretionary, and real estate. Stock selection detracted from performance in these sectors. The Portfolio outperformed the Index in the information technology sector due to stock selection and in the materials sector, where we have no exposure as of the end of the period. We are perennially underweight energy and materials. We like certain companies for their technology or their access to a very scarce resource. However, we don't believe that we can predict either energy or materials prices consistently, and so will continue to invest relatively little in those sectors. On a country basis, detractors included stock selection in the U.S., Japan, and Switzerland. Stock selection in France and the UK outperformed for the Portfolio, as did our lack of exposure to Canada.

Top contributors to performance this period included Adobe Incorporated, Intuit, Inc., and Kering SA. Adobe Systems Incorporated has risen by more than fourfold over the last five years as they have undergone a shift to a subscription based model. This model is preferred by many customers, as it offers no meaningful upfront costs, license flexibility, and seamless updates. Intuit's small business and tax platforms, QuickBooks and TurboTax, continued to gain market share. In our view, we also see a sizable opportunity for Intuit to attach adjacent services to both platforms and to penetrate markets outside the U.S. Kering SA continued the resurgence in its operations, which began in mid-2016. Gucci's resurgence as a desirable brand has driven significant growth in sales and profits, and we believe it remains relevant for future growth as well.

The most significant detractors from performance this period included JD.com, Inc., Citigroup, Inc., and Facebook, Inc.. JD.com has had a difficult year, in our opinion. As the number two player in Chinese e-commerce, we believe it has immense long-term potential. However, it has struggled to become consistently profitable, as it has been investing in the future. An additional controversy with JD erupted during the period, when news reports indicated that its CEO was the subject of a sexual assault investigation in Minneapolis, Minnesota this summer. As with our style, we will be patient with this name. We believe it has very significant upside potential, and the valuation is very low by global standards for an e-commerce company with a market position such as it has. Citigroup, Inc., along with bank shares generally, underperformed in the fourth quarter of 2018 as the U.S. yield curve flattened, which impacts bank profitability negatively. Facebook has been weak this year, with the Cambridge Analytica controversy in the spring and lowered guidance following its second quarter earnings report. Despite this, we find appeal in the shares and see no reason to alter our thinking about its long-term potential. The shares are now very cheap, in our view. Some clarity about the durability of its business model will likely be seen in coming earnings releases and we expect the share price will likely respond accordingly.

Current Strategy and Outlook: We used the volatility of recent months as an opportunity to add to many of our names that were down significantly. Our experience has been that we know much more about something that we already own, and know well, than something we do not. As a result, market declines of the scope we have experienced recently rarely result in wholesale shifts, but they do offer a window to add.

*  Effective March 31, 2019, Rajeev Bhaman will be removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2018
(as a percentage of net assets)

United States	47.7%
Japan	13.2%
Germany	8.0%
United Kingdom	7.3%
France	6.4%
India	3.6%
Netherlands	3.3%
Switzerland	2.3%
China	2.1%
Spain	1.9%
Countries between 0.3%-1.8%^	2.9%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 4 countries, which each represents 0.3%-1.8% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018
(as a percentage of net assets)

Alphabet, Inc. — Class A	6.6%
LVMH Moet Hennessy Louis Vuitton SE	3.3%
Airbus SE	3.3%
Adobe, Inc.	2.8%
Anthem, Inc.	2.8%
Intuit, Inc.	2.8%
S&P Global, Inc.	2.7%
Facebook, Inc. — Class A	2.6%
SAP SE	2.4%
Nidec Corp.	2.2%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-13.62%	4.29%	10.74%	—
Class I	-13.19%	4.82%	11.30%	—
Class S	-13.39%	4.56%	11.03%	—
Class S2	-13.56%	4.39%	—	13.07%
MSCI All Country World IndexSM	-9.42%	4.26%	9.46%	11.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Oppenheimer Global Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Pioneer High Yield Portfolio* (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Matthew Shulkin, CFA, Vice President, Portfolio Manager and Andrew Feltus, Director of High Yield and Senior Vice President of Amundi Pioneer Asset Management, Inc.** — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class I shares provided a total return of -2.67% compared to the ICE BofAML U.S. High Yield Index and the ICE BofAML Speculative Grade U.S. Convertible Index, which returned -2.26% and -7.00%, respectively, for the same period.

Portfolio Specifics: Risk-off allocations to bank loans, cash, and catastrophe bonds were positive contributors to the Portfolio's relative performance. Positioning in convertibles and equities were also positive contributors, driven mainly by our security selection within healthcare.

Within corporate bonds, our security selection within automotive along with consumer goods was positive, while our selection within building and construction, services, and telecommunications lagged. The selection within telecom lagged mainly due to our underweight to satellite TV providers.

Current Strategy and Outlook: We remain underweight retail as we believe online shopping will continue to put pressure on the sector. While overweight the energy sector on a notional basis, we are neutral from a risk standpoint, maintaining an underweight to the higher beta services sector. We are also overweight wirelines as we believe they can manage their balance sheets and generate free cash flow to pay down debt.

The Portfolio maintains a higher quality bias, and as such remains under-weight "CCC and below" rated buckets relative to ICE BofAML U.S. High Yield Index. The Portfolio continues its practice of seeking diversification1 and relative value by carrying out-of-index exposures, including bank loans, convertibles, equity, and insurance-linked bonds. We remain constructive on insurance-linked bonds as they are uncorrelated with the financial markets, which in the long-term, provides diversification benefits and can help enhance the risk-return profile of the fund. Bank loans have floating rate coupons that adjust with LIBOR, which may provide a hedge against rising rates.

In our view, negative returns in a non-recessionary year are unusual, but that is what we saw in 2018 as slowing global growth, oil price declines, and an equity market sell-off weighed on high yield in the 4th quarter. We remain constructive on high yield for two key reasons; (1) corporate health is still generally good, we don't expect a recession in the next 18 months, and (2) credit spreads are much wider to start the year. We believe U.S. corporate earnings are likely to grow in 2019, albeit more slowly than in 2018, while growth momentum in China and Europe has slowed. Defaults remain historically low and we do not see them increasing significantly in the near-term. While the U.S. Federal Reserve Board is not finished raising rates, they are unlikely to hike as much as feared, in our opinion. We believe the market sell-off to close out the year was likely overdone, with spreads widening out to levels we have not seen since late 2016, representing an opportunity for high yield at least into the first half of the year.

*  On November 16, 2018, the Portfolio's Board of Directors approved a proposal to reorganize the Portfolio with and into Voya High Yield Portfolio. The proposed reorganization is subject to shareholder approval by the Portfolio. If approved, the reorganization is expected to take place on or about August 23, 2019.

**  Effective March 31, 2018, Tracy Wright is no longer a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2018
(as a percentage of net assets)

Corporate Bonds/Notes	79.8%
Convertible Bonds/Notes	5.1%
Bank Loans	4.3%
Preferred Stock	1.6%
Common Stock	1.0%
Warrants**	0.0%
Other**	0.0%
Assets in Excess of Other Liabilities*	8.2%
Net Assets	100.0%

*  Includes short-term investments.

**  Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018*
(as a percentage of net assets)

Bausch Health Cos, Inc., 5.875%, 05/15/23	1.9%
Sprint Corp., 7.250%, 09/15/21	1.9%
Lennar Corp., 4.750%, 11/15/22	1.2%
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	0.9%
Prime Security Services Borrower LLC / Prime
Finance, Inc., 9.250%, 05/15/23	0.8%
Wells Fargo & Co.	0.8%
HCA, Inc., 5.375%, 02/01/25	0.8%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	0.8%
Chemours Co/The, 7.000%, 05/15/25	0.7%
Level 3 Financing, Inc., 5.250%, 03/15/26	0.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class I	-2.67%	2.71%	11.39%
Class S	-2.91%	2.47%	11.11%
ICE BofAML U.S. High Yield Index	-2.26%	3.82%	10.99%
ICE BofAML Speculative Grade U.S. Convertible Index	-7.00%	3.60%	13.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Vice President, and Donald J. Easley, CFA, Vice President, Portfolio Managers of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class S shares provided a total return of -3.44% compared to the S&P MidCap 400® Index and the Russell Midcap® Growth Index, which returned -11.08% and -4.75%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell Midcap® Growth Index for the reporting period. Materials benefited relative results, due to stock selection. Contributors in the sector included Ball, a leading global manufacturer of metal food and beverage packaging products. The stock was under pressure early in the year but rebounded after Ball announced a strategically sound joint venture project with Platinum Equity and closed one of its smaller Brazilian plants. Solid third-quarter results continued to boost shares as growth and additional buyback plans offset margin pressure. Shares of coatings company RPM jumped in late June and remained elevated following an announcement that activist investor Elliott Management had taken a sizable position in the company. Late in the period, the company unveiled a plan to restructure and streamline operations to deliver cost reductions and earnings growth.

Security selection in information technology supported relative performance. Atlassian, an enterprise software company, is best known for its application development software Jira, which has become the standard workflow platform for programmers worldwide. Shares of Atlassian traded higher following a string of results reflecting accelerating billings, solid revenue growth, and strong free cash flow generation.

In financials, stock selection boosted relative results. Shares of Progressive, a best-in-class insurance carrier and a major player in the personal auto market, rose during the period on results driven by factors including the rising auto pricing cycle, underwriting margin improvement, and rising investment income.

Stock selection in communication services also benefited relative performance. Match's portfolio of dating websites includes Match.com, Tinder, PlentyOfFish, and OKCupid. Shares traded higher as the company was bolstered by strong growth out of Tinder, which continued to exhibit subscriber growth and renewal momentum. Despite increasing competition in the online dating space, we believe Match can maintain its durable growth with modest margin expansion given its network effects and scale advantages.

Conversely, health care hindered relative results, due to security selection. Detractors included Perrigo, a conglomerate health care company. The firm recently sold an interest in royalty payments from pharmaceutical firm Biogen for its multiple sclerosis drug Tysabri, and we believe activist investment in the firm has created an incentive to continue to unlock value. However, a recent filing revealed that the firm has been notified by the Irish government that it may be liable for a substantial back tax bill as a result of the Tysabri sale by Elan (which Perrigo acquired) to Biogen. Perrigo has refuted the claims, but investor uncertainty has weighed significantly on shares.

Current Strategy and Outlook: While overall global growth is likely to slow in 2019, in our opinion, we generally do not anticipate a recession in the U.S. and expect some rebound in European and Chinese growth. We believe the U.S. Federal Reserve Board has completed most of its anticipated tightening, making further rate hikes less of a challenge. The auto and housing sectors in the U.S. have slowed as rates have risen, but the types of distortions typically apparent at the end of a market cycle are conspicuously absent, in our view. The current environment has not seen a widespread misallocation of capital and euphoria in certain sectors, such as occurred in telecom infrastructure in 1999 and housing in the mid-2000s.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Information Technology	29.7%
Industrials	18.5%
Consumer Discretionary	14.9%
Health Care	13.3%
Financials	7.6%
Materials	4.4%
Consumer Staples	3.5%
Real Estate	2.9%
Communication Services	2.4%
Energy	1.7%
Utilities	0.9%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018
(as a percentage of net assets)

Dollar General Corp.	1.0%
ServiceNow, Inc.	0.9%
Fiserv, Inc.	0.9%
Burlington Stores, Inc.	0.9%
Microchip Technology, Inc.	0.9%
Ross Stores, Inc.	0.8%
Atlassian Corp. PLC	0.8%
Ball Corp.	0.8%
Fidelity National Information Services, Inc.	0.8%
Workday, Inc.	0.8%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-3.77%	7.61%	14.87%	—
Class I	-3.23%	8.16%	15.46%	—
Class R6(1)	-3.24%	8.17%	15.47%	—
Class S	-3.44%	7.90%	15.17%	—
Class S2	-3.65%	7.71%	—	16.64%
S&P MidCap 400® Index	-11.08%	6.03%	13.68%	16.00%
Russell Midcap® Growth Index	-4.75%	7.42%	15.12%	16.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term growth through investments in stocks. The Portfolio is managed by Joseph B. Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class I shares, provided a total return of -1.09% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned -4.38% and -1.51%, respectively, for the same period.

Portfolio Specifics: Sector allocation was the main driver of relative outperformance by the Portfolio, but stock selection was also notably positive. Information technology was the leading relative outperformer, due to stock selection and a significant overweighting against the S&P 500® Index. Financials also bolstered relative results, owing to both a beneficial underweight and security selection. The absence of energy stocks also contributed on a relative basis, as the sector was the weakest in the S&P 500® Index. Conversely, communication services was the most significant detractor from relative returns primarily on stock selection but also an unfavorable overweight. Health care also weighed on relative performance, largely due to stock choices, along with below-benchmark exposure to utilities.

Within information technology, shares of Red Hat gained as growing demand for hybrid cloud solutions and a record number of large deals fueled topline growth. Shares traded higher after the announcement that the company would be acquired by IBM in an effort to gain a foothold in the cloud era of enterprise technology. Shares of Workday appreciated due to better-than-expected organic subscription revenue and billings growth, driven by momentum with mid-market customers. Shares of MasterCard traded upward thanks to strong volume growth on high-yielding cross-border activity and share gains in Europe. Salesforce.com also advanced. A robust IT spending environment fueled momentum in the company's products.

Communication services was the largest relative detractor. Data privacy concerns in the headlines continued to plague shares of Facebook. Concerns over decelerating user growth and the low level of monetization associated with the company's story initiative added additional pressure on shares.

Current Strategy and Outlook: In 2018, U.S. stocks experienced their worst calendar year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major U.S. stock indices reached all-time highs near the end of the third quarter but plunged in the final months of the year, with several indices in or close to bear market territory — down at least 20% from recent highs. Market volatility was elevated throughout the year, thanks in part to rising interest rates. Concerns that corporate earnings growth will slow in 2019 also weighed on stocks.

Although the fourth-quarter market sell-off was painful, we were not surprised to see a downturn given the length of the bull market and the third-quarter rally that pushed some equity valuations to what we believe were overly elevated levels. Entering 2019, our expectations are more muted than they were a year ago, although we do not believe a near-term recession is likely. We believe corporate earnings and economic growth could increase at a slower pace than in 2018 but should remain positive. We are concerned about the effects of the U.S./China trade dispute, although a resolution to the standoff could boost markets, in our view.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2018
(as a percentage of net assets)

Information Technology	26.5%
Consumer Discretionary	21.4%
Communication Services	17.8%
Health Care	15.7%
Industrials	8.6%
Financials	5.6%
Utilities	1.5%
Consumer Staples	1.0%
Materials	0.7%
Real Estate	0.6%
Consumer, Cyclical	0.2%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018
(as a percentage of net assets)

Amazon.com, Inc.	8.6%
Microsoft Corp.	5.3%
Facebook, Inc. — Class A	3.8%
Boeing Co.	3.5%
Visa, Inc. — Class A	3.5%
Alphabet, Inc. — Class A	3.2%
Alphabet, Inc. — Class C	3.1%
UnitedHealth Group, Inc.	2.8%
Mastercard, Inc. — Class A	2.8%
Tencent Holdings Ltd.	2.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-1.57%	9.52%	15.45%	—
Class I	-1.09%	10.07%	16.02%	—
Class S	-1.33%	9.79%	15.74%	—
Class S2	-1.47%	9.63%	—	16.81%
S&P 500® Index	-4.38%	8.49%	13.12%	15.69%
Russell 1000® Growth Index	-1.51%	10.40%	15.29%	17.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Templeton Foreign Equity Portfolio* (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Antonio T. Docal, CFA and President, Peter A. Nori, CFA and Executive Vice President, and Matthew R. Nagle, CFA and Executive Vice President, Portfolio Managers** of Templeton Investment Counsel, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio's Class I shares provided a total return of -14.95% compared to the MSCI All Country World ex-U.S. IndexSM*** ("MSCI ACWI ex-U.S.") and the MSCI EAFE® Index, which returned -14.20% and -13.79%, respectively, for the same period.

Portfolio Specifics****: During the reporting period, the Portfolio net of fees and expenses underperformed both its benchmarks. Gross of those costs, the Portfolio narrowly outperformed its primary benchmark, the MSCI ACWI ex-U.S. Relative underperformance during the period was primarily attributable to stock-specific issues in materials and financials. The former sector was led lower by German chemicals firm LANXESS, German cement-maker HeidelbergCement and French materials producer Cie De St-Gobain. In financials, detractors included European lenders BNP Paribas, Bank of Ireland and UBS, offsetting a favorable underweight in the weak performing sector.

Information technology and consumer discretionary also hindered relative results. While our underweights in these generally expensive sectors were rewarded as momentum faded, stock-level weakness offset the positive impact of favorable allocation.

Turning to contributors, an overweight position and stock selection in health care benefited relative performance. An overweight position in energy also buoyed relative returns. Luxembourg-based satellite specialist SES was a top contributor. Recent results highlight the progress being delivered by a new management team working to stabilize the business, repair the balance sheet and seize long-term growth opportunities. In energy, we continued rotating into more defensive integrated stocks over the year, though with oil again trading near cash costs, we searched cyclical parts of the sector for bargains.

From a regional standpoint, the bulk of relative underperformance was concentrated in Europe, particularly France and Germany. Stock selection in Asia benefited relative performance, led by stock selection in China.

During the period, the U.S. dollar rose in value against most foreign currencies, which hurt the Portfolio's performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

Current Strategy and Outlook: Looking ahead, we see scope for continued moderate global growth as China likely eases monetary policy and the U.S. Federal Reserve Board and European Central Bank manage their respective economic cycles, in our view. Despite some extended valuations, we see pockets of opportunity, particularly outside the United States. In our opinion, volatility is likely to remain elevated given rising late-cycle risks, and resultant dislocations should continue to present opportunities for disciplined stock pickers. The policy backdrop is also an important consideration given nascent efforts to normalize what we believe has been extraordinarily accommodative central bank policy. We believe the process of policy normalization will drive a rotation away from expensive growth stocks, to the benefit of beaten-down value shares.

*  On January 25, 2019, the Board approved the sub-adviser replacement of Templeton Investment Counsel, LLC with Voya Investment Management Co. LLC, along with related changes to the Portfolio's name, primary benchmark, investment objective, and principal investment strategies. Effective on or about May 1, 2019, the Portfolio's name will change from "VY® Templeton Foreign Equity Portfolio" to "Voya International High Dividend Low Volatility Portfolio."

**  In conjunction with strategy and sub-adviser changes, effective on or about May 1, 2019, Antonio T. Docal, Peter A. Nori, and Matthew R. Nagle will be removed as portfolio managers of the Portfolio and Vincent Costa, Kai Yee Wong, and Steve Wetter will be added as portfolio managers of the Portfolio.

***  In conjunction with the strategy and sub-adviser changes, effective on or about May 1, 2019, the Portfolio will change its primary benchmark from the MSCI All Country World ex-U.S. IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered to be a more appropriate benchmark reflecting the types of securities in which the Portfolio now invests.

****  Beginning on or about April 16, 2019 through the close of business on or about April 30, 2019, the Portfolio will be in a transition period and may hold a large portion of the Portfolio's assets in temporary investments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2018
(as a percentage of net assets)

United Kingdom	16.8%
Japan	11.6%
France	10.9%
Germany	10.0%
China	7.1%
Switzerland	6.3%
Netherlands	6.1%
South Korea	5.0%
Hong Kong	3.6%
India	2.5%
Countries between 0.6% — 2.4%^	16.0%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 11 countries, which each represents 0.6%-2.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2018*
(as a percentage of net assets)

Shire PLC	3.1%
Samsung Electronics Co., Ltd. GDR	2.8%
BP PLC	2.8%
Royal Dutch Shell PLC — Class B	2.7%
Standard Chartered PLC	2.5%
Housing Development Finance Corp.	2.5%
China Telecom Corp., Ltd. — H Shares	2.3%
Roche Holding AG	2.3%
Suntory Beverage & Food Ltd.	2.3%
Sanofi	2.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-15.32%	-1.37%	5.17%	—
Class I	-14.95%	-0.88%	5.70%	—
Class S	-15.15%	-1.13%	5.45%	—
Class S2	-15.26%	-1.28%	—	7.74%
MSCI ACWI ex-U.S.	-14.20%	0.68%	6.57%	8.77%
MSCI EAFE® Index	-13.79%	0.53%	6.32%	8.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Foreign Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
Voya Global Bond Portfolio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Class ADV	$1,000.00	$992.50	1.15%	$5.78	$1,000.00	$1,019.41	1.15%	$5.85
Class I	1,000.00	994.40	0.65	3.27	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	993.10	0.90	4.52	1,000.00	1,020.67	0.90	4.58
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$850.40	1.36%	$6.34	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	852.20	0.86	4.01	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	850.80	1.11	5.18	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	850.50	1.26	5.88	1,000.00	1,018.85	1.26	6.41
VY® Baron Growth Portfolio
Class ADV	$1,000.00	$874.70	1.49%	$7.04	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	876.80	0.99	4.68	1,000.00	1,020.21	0.99	5.04
Class R6	1,000.00	876.90	0.99	4.68	1,000.00	1,020.21	0.99	5.04
Class S	1,000.00	876.20	1.24	5.86	1,000.00	1,018.95	1.24	6.31
Class S2	1,000.00	875.40	1.39	6.57	1,000.00	1,018.20	1.39	7.07

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® Columbia Contrarian Core Portfolio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Class ADV	$1,000.00	$916.70	1.22%	$5.89	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	919.10	0.72	3.48	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	917.70	0.97	4.69	1,000.00	1,020.32	0.97	4.94
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$806.40	1.37%	$6.24	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	808.30	0.87	3.97	1,000.00	1,020.82	0.87	4.43
Class R6	1,000.00	807.90	0.87	3.96	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	807.20	1.12	5.10	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	806.50	1.27	5.78	1,000.00	1,018.80	1.27	6.46
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$875.70	1.23%	$5.82	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	877.60	0.73	3.45	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	876.10	0.98	4.63	1,000.00	1,020.27	0.98	4.99
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$912.90	1.14%	$5.50	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	915.20	0.64	3.09	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	914.10	0.89	4.29	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	913.50	1.02	4.92	1,000.00	1,020.06	1.02	5.19
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$880.30	1.38%	$6.54	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	882.50	0.88	4.18	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	881.10	1.13	5.36	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	880.60	1.28	6.07	1,000.00	1,018.75	1.28	6.51
VY® Oppenheimer Global Portfolio
Class ADV	$1,000.00	$850.30	1.25%	$5.83	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	852.40	0.75	3.50	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	851.50	1.00	4.67	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	850.20	1.15	5.36	1,000.00	1,019.41	1.15	5.85
VY® Pioneer High Yield Portfolio
Class I	$1,000.00	$972.90	0.71%	$3.53	$1,000.00	$1,021.63	0.71%	$3.62
Class S	1,000.00	971.60	0.96	4.77	1,000.00	1,020.37	0.96	4.89
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$911.90	1.27%	$6.12	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	914.60	0.77	3.72	1,000.00	1,021.32	0.77	3.92
Class R6	1,000.00	913.80	0.77	3.71	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	913.90	1.02	4.92	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	912.40	1.17	5.64	1,000.00	1,019.31	1.17	5.96

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® T. Rowe Price Growth Equity Portfolio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2018*
Class ADV	$1,000.00	$898.10	1.21%	$5.79	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	900.30	0.71	3.40	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	899.10	0.96	4.60	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	898.50	1.11	5.31	1,000.00	1,019.61	1.11	5.65
VY® Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$880.50	1.40%	$6.64	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	882.50	0.90	4.27	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	881.40	1.15	5.45	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	881.10	1.30	6.16	1,000.00	1,018.65	1.30	6.61

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Partners, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio (the Funds), each a series of Voya Partners, Inc., including the summary portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2019

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
ASSETS:
Investments in securities at fair value+*	$141,197,651	$307,091,215	$664,420,696	$245,507,406
Investments in affiliates at fair value**	50,089,185	—	—	—
Short-term investments at fair value***	7,627,574	15,787,238	4,545,339	5,169,457
Cash collateral for futures	1,705,162	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	3,867,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	940,000	—	—	—
Foreign currencies at value****	6,987	49,312	—	—
Receivables:
Investment securities sold	186,864	1,308,451	190,449	1,565,294
Fund shares sold	1,745	1,898,130	1,072,268	1,578,020
Dividends	13,631	698,576	1,093,068	293,320
Interest	1,239,367	—	—	—
Foreign tax reclaims	—	3,229	—	—
Unrealized appreciation on forward foreign currency contracts	2,004,818	17,027	—	—
Unrealized appreciation on forward premium swaptions	330,710	—	—	—
Variation margin receivable on centrally cleared swaps	48,019	—	—	—
Prepaid expenses	1,068	1,744	3,495	1,512
Reimbursement due from manager	—	60,176	—	43,496
Other assets	13,120	10,075	29,730	13,205
Total assets	209,272,901	326,925,173	671,355,045	254,171,710
LIABILITIES:
Payable for investment securities purchased	33,430	1,499,068	—	2,573,184
Payable for fund shares redeemed	473,454	421,814	1,311,824	103
Payable for foreign cash collateral for futures*****	37,622	—	—	—
Payable upon receipt of securities loaned	715,985	7,887,149	—	—
Unrealized depreciation on forward foreign currency contracts	1,383,069	133,154	—	—
Cash received as collateral for OTC derivatives (Note 2)	100,000	—	—	—
Payable for investment management fees	104,344	303,847	568,376	198,594
Payable for distribution and shareholder service fees	17,136	58,545	138,068	58,061
Payable to custodian due to bank overdraft	1,135	—	—	—
Payable to directors under the deferred compensation plan (Note 6)	13,120	10,075	29,730	13,205
Payable for directors fees	1,094	1,848	3,856	1,509
Other accrued expenses and liabilities	50,388	70,502	115,518	54,929
Written options, at fair value^	1,858,642	—	—	—
Total liabilities	4,789,419	10,386,002	2,167,372	2,899,585
NET ASSETS	$204,483,482	$316,539,171	$669,187,673	$251,272,125
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$211,637,283	$330,821,728	$194,890,640	$204,632,201
Total distributable earnings (loss)	(7,153,801)	(14,282,557)	474,297,033	46,639,924
NET ASSETS	$204,483,482	$316,539,171	$669,187,673	$251,272,125
+ Including securities loaned at value	$680,470	$7,679,132	$—	$—
* Cost of investments in securities	$144,291,388	$356,549,536	$252,224,971	$231,455,786
** Cost of investments in affiliates	$56,555,167	$—	$—	$—
*** Cost of short-term investments	$7,627,709	$15,787,238	$4,545,339	$5,169,457
**** Cost of foreign currencies	$9,570	$49,312	$—	$—
***** Cost of payable for foreign cash collateral for futures	$37,622	$—	$—	$—
^ Premiums received on written options	$334,170	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018 (CONTINUED)

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
Class ADV:
Net assets	$22,161,184	$91,282,932	$82,126,266	$21,087,555
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,146,266	9,473,868	3,333,912	1,113,374
Net asset value and redemption price per share	$10.33	$9.64	$24.63	$18.94
Class I:
Net assets	$146,473,302	$142,379,474	$118,743,341	$7,981,707
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,937,376	13,818,427	4,331,415	398,935
Net asset value and redemption price per share	$10.51	$10.30	$27.41	$20.01
Class R6:
Net assets	n/a	n/a	$15,006,797	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	547,084	n/a
Net asset value and redemption price per share	n/a	n/a	$27.43	n/a
Class S:
Net assets	$35,848,996	$79,985,770	$451,686,512	$222,202,863
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,415,309	7,885,276	17,309,128	11,358,770
Net asset value and redemption price per share	$10.50	$10.14	$26.10	$19.56
Class S2:
Net assets	n/a	$2,890,995	$1,624,757	n/a
Shares authorized	n/a	100,000,000	100,000,000	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	300,459	65,331	n/a
Net asset value and redemption price per share	n/a	$9.62	$24.87	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$152,752,187	$428,406,759	$1,247,068,793	$408,604,626
Short-term investments at fair value**	2,508,689	20,983,920	63,319,752	4,621,569
Cash	—	3,290	—	—
Foreign currencies at value***	—	3,811	481,779	—
Receivables:
Investment securities sold	490,518	—	—	—
Fund shares sold	2,957,864	13,392,481	2,458,846	1,887,962
Dividends	308,729	633,771	1,657,392	697,077
Interest	—	—	2,514,828	—
Foreign tax reclaims	—	180,339	391,214	—
Unrealized appreciation on forward foreign currency contracts	—	130,411	177,896	—
Prepaid expenses	979	2,379	7,773	2,598
Reimbursement due from manager	—	—	30,349	—
Other assets	8,576	22,242	78,978	18,604
Total assets	159,027,542	463,759,403	1,318,187,600	415,832,436
LIABILITIES:
Payable for investment securities purchased	48,187	—	148,561	—
Payable for fund shares redeemed	118,246	391,894	579,391	173,533
Payable upon receipt of securities loaned	—	—	18,737,398	759,037
Unrealized depreciation on forward foreign currency contracts	—	203,696	298,408	—
Payable for investment management fees	118,372	278,315	712,061	310,193
Payable for distribution and shareholder service fees	32,488	59,706	227,964	77,079
Payable to directors under the deferred compensation plan (Note 6)	8,576	22,242	78,978	18,604
Payable for directors fees	1,003	2,629	7,747	2,565
Other accrued expenses and liabilities	35,753	100,043	300,708	87,237
Total liabilities	362,625	1,058,525	21,091,216	1,428,248
NET ASSETS	$158,664,917	$462,700,878	$1,297,096,384	$414,404,188
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$137,925,359	$416,273,462	$1,237,159,161	$311,536,732
Total distributable earnings	20,739,558	46,427,416	59,937,223	102,867,456
NET ASSETS	$158,664,917	$462,700,878	$1,297,096,384	$414,404,188
+ Including securities loaned at value	$—	$—	$18,311,276	$737,139
* Cost of investments in securities	$152,831,246	$421,497,874	$1,255,926,519	$359,382,609
** Cost of short-term investments	$2,508,689	$20,983,920	$63,319,752	$4,621,569
*** Cost of foreign currencies	$—	$3,776	$480,652	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018 (CONTINUED)

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
Class ADV:
Net assets	$27,724,976	$28,005,870	$43,200,143	$80,242,905
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,922,989	1,610,783	1,109,098	5,099,533
Net asset value and redemption price per share	$14.42	$17.39	$38.95	$15.74
Class I:
Net assets	$33,886,598	$219,086,261	$468,289,261	$144,880,098
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,268,679	12,506,108	11,842,104	8,955,240
Net asset value and redemption price per share	$14.94	$17.52	$39.54	$16.18
Class R6:
Net assets	$5,348,710	n/a	n/a	n/a
Shares authorized	100,000,000	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	357,894	n/a	n/a	n/a
Net asset value and redemption price per share	$14.94	n/a	n/a	n/a
Class S:
Net assets	$89,273,591	$215,608,747	$463,988,879	$187,164,753
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,006,645	12,310,508	11,807,133	11,689,502
Net asset value and redemption price per share	$14.86	$17.51	$39.30	$16.01
Class S2:
Net assets	$2,431,042	n/a	$321,618,101	$2,116,432
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	168,852	n/a	8,300,227	134,874
Net asset value and redemption price per share	$14.40	n/a	$38.75	$15.69

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,317,260,402	$84,579,653	$885,394,617	$1,662,751,412
Short-term investments at fair value**	24,797,945	11,017,502	16,459,753	8,808,675
Cash	—	281,305	1,336,659	5,852,844
Cash collateral for futures	—	72,388	—	—
Cash collateral for centrally cleared swaps (Note 2)	—	226,531	—	—
Receivables:
Investment securities sold	—	3,616,530	—	—
Fund shares sold	2,519,244	21,127	479,225	1,421,615
Dividends	378,913	16,322	512,460	3,721,503
Interest	—	1,233,753	—	28,558
Foreign tax reclaims	1,850,403	—	—	—
Prepaid expenses	8,379	471	4,837	8,450
Reimbursement due from manager	—	6,311	—	—
Other assets	68,800	5,210	36,157	58,308
Total assets	1,346,884,086	101,077,103	904,223,708	1,682,651,365
LIABILITIES:
Payable for investment securities purchased	—	7,900,812	486	4,723
Payable for fund shares redeemed	2,237,059	186,033	21,818	2,028,063
Payable upon receipt of securities loaned	8,653,352	—	16,458,930	8,802,952
Variation margin payable on centrally cleared swaps	—	4,038	—	—
Payable for investment management fees	814,521	55,932	573,951	987,498
Payable for distribution and shareholder service fees	81,579	423	37,358	179,604
Payable to directors under the deferred compensation plan (Note 6)	68,800	5,210	36,157	58,308
Payable for directors fees	8,332	502	5,092	9,335
Payable for borrowings against line of credit	—	813,000	—	—
Other accrued expenses and liabilities	330,593	27,425	86,027	187,902
Total liabilities	12,194,236	8,993,375	17,219,819	12,258,385
NET ASSETS	$1,334,689,850	$92,083,728	$887,003,889	$1,670,392,980
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$664,402,947	$97,442,723	$610,634,792	$1,204,888,404
Total distributable earnings (loss)	670,286,903	(5,358,995)	276,369,097	465,504,576
NET ASSETS	$1,334,689,850	$92,083,728	$887,003,889	$1,670,392,980
+ Including securities loaned at value	$8,339,504	$—	$15,990,459	$8,596,684
* Cost of investments in securities	$890,216,043	$89,853,799	$718,865,627	$1,406,126,053
** Cost of short-term investments	$24,797,945	$11,017,525	$16,459,753	$8,808,675

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018 (CONTINUED)

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV:
Net assets	$101,758,881	n/a	$61,178,672	$239,403,659
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	5,965,622	n/a	6,734,554	3,373,863
Net asset value and redemption price per share	$17.06	n/a	$9.08	$70.96
Class I:
Net assets	$1,061,448,101	$90,089,028	$763,686,462	$1,092,998,074
Shares authorized	250,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	59,440,897	8,157,085	75,316,044	14,004,997
Net asset value and redemption price per share	$17.86	$11.04	$10.14	$78.04
Class R6:
Net assets	n/a	n/a	$15,641,872	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	1,541,897	n/a
Net asset value and redemption price per share	n/a	n/a	$10.14	n/a
Class S:
Net assets	$167,519,699	$1,994,700	$42,403,181	$329,427,392
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,759,123	180,819	4,355,022	4,419,440
Net asset value and redemption price per share	$17.17	$11.03	$9.74	$74.54
Class S2:
Net assets	$3,963,169	n/a	$4,093,702	$8,563,855
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	237,695	n/a	448,180	118,778
Net asset value and redemption price per share	$16.67	n/a	$9.13	$72.10

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

VY® Templeton Foreign Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$455,230,868
Short-term investments at fair value**	17,815,095
Foreign currencies at value***	9,705
Receivables:
Investment securities sold	25,854
Fund shares sold	5,337,017
Dividends	823,176
Foreign tax reclaims	1,335,578
Prepaid expenses	2,917
Reimbursement due from manager	29,323
Other assets	51,576
Total assets	480,661,109
LIABILITIES:
Payable for investment securities purchased	25,854
Payable for fund shares redeemed	639,622
Payable upon receipt of securities loaned	4,482,018
Payable for investment management fees	367,106
Payable for distribution and shareholder service fees	79,030
Payable to directors under the deferred compensation plan (Note 6)	51,576
Payable for directors fees	2,850
Other accrued expenses and liabilities	177,671
Total liabilities	5,825,727
NET ASSETS	$474,835,382
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$409,626,832
Total distributable earnings	65,208,550
NET ASSETS	$474,835,382
+ Including securities loaned at value	$4,314,663
* Cost of investments in securities	$435,815,266
** Cost of short-term investments	$17,814,402
*** Cost of foreign currencies	$9,705

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018 (CONTINUED)

VY® Templeton Foreign Equity Portfolio
Class ADV:
Net assets	$30,149,372
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,771,748
Net asset value and redemption price per share	$10.88
Class I:
Net assets	$135,229,458
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	12,294,879
Net asset value and redemption price per share	$11.00
Class S:
Net assets	$309,059,426
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	28,282,123
Net asset value and redemption price per share	$10.93
Class S2:
Net assets	$397,126
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	36,149
Net asset value and redemption price per share	$10.99

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$89,169	$7,701,585	$8,942,337	$5,498,491
Interest, net of foreign taxes withheld*	6,270,924	—	115	—
Dividends from affiliated underlying funds	2,048,107	—	—	—
Securities lending income, net	43,720	161,970	—	—
Other	—	39,395	—	—
Total investment income	8,451,920	7,902,950	8,942,452	5,498,491
EXPENSES:
Investment management fees	1,312,939	4,006,468	7,327,013	2,715,042
Distribution and shareholder service fees:
Class ADV	118,655	548,296	464,544	134,040
Class S	98,731	249,979	1,305,618	663,087
Class S2	—	16,964	8,265	—
Transfer agent fees	366	1,268	1,375	743
Shareholder reporting expense	27,206	36,965	77,798	32,290
Professional fees	21,226	31,519	51,619	27,565
Custody and accounting expense	82,370	131,529	79,417	42,392
Directors fees	8,753	14,787	30,851	12,067
Miscellaneous expense	13,420	25,536	39,785	18,852
Interest expense	8,864	27	9,670	43
Total expenses	1,692,530	5,063,338	9,395,955	3,646,121
Waived and reimbursed fees	(54,437)	(1,088,385)	—	(664,436)
Brokerage commission recapture	—	—	(1,491)	(21,739)
Net expenses	1,638,093	3,974,953	9,394,464	2,959,946
Net investment income (loss)	6,813,827	3,927,997	(452,012)	2,538,545
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,169,380	34,194,950	68,151,555	31,113,613
Sale of affiliated underlying funds	(4,350,397)	—	—	—
Forward foreign currency contracts	(1,022,759)	651,064	—	—
Foreign currency related transactions	25,860	(4,925)	(1,675)	2,700
Futures	1,008,184	—	—	—
Swaps	329,827	—	—	—
Written options	(3,315,053)	—	—	—
Net realized gain (loss)	(5,154,958)	34,841,089	68,149,880	31,116,313
Net change in unrealized appreciation (depreciation) on:
Investments	(4,594,156)	(92,280,607)	(79,072,995)	(57,899,017)
Affiliated underlying funds	(977,812)	—	—	—
Forward foreign currency contracts	(725,902)	16,341	—	—
Foreign currency related transactions	84,749	(784)	—	—
Futures	364,210	—	—	—
Swaps	1,670,110	—	—	—
Written options	(2,124,636)	—	—	—
Net change in unrealized appreciation (depreciation)	(6,303,437)	(92,265,050)	(79,072,995)	(57,899,017)
Net realized and unrealized loss	(11,458,395)	(57,423,961)	(10,923,115)	(26,782,704)
Decrease in net assets resulting from operations	$(4,644,568)	$(53,495,964)	$(11,375,127)	$(24,244,159)
*Foreign taxes withheld	$2,752	$26,803	$—	$21,848

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,756,427	$12,663,469	$25,587,988	$11,016,210
Interest	—	—	13,435,157	—
Securities lending income, net	—	22,735	347,946	69,438
Other	—	—	23,197	20,663
Total investment income	2,756,427	12,686,204	39,394,288	11,106,311
EXPENSES:
Investment management fees	1,704,662	3,680,536	9,801,556	4,336,318
Distribution and shareholder service fees:
Class ADV	173,360	170,535	260,669	468,296
Class S	286,597	664,306	1,390,605	579,592
Class S2	12,819	—	1,540,868	11,134
Transfer agent fees	745	1,307	2,655	1,056
Shareholder reporting expense	24,424	50,370	151,456	48,685
Professional fees	21,071	42,705	113,979	38,146
Custody and accounting expense	24,622	90,899	234,471	59,245
Directors fees	8,022	21,032	61,977	20,519
Miscellaneous expense	19,043	28,600	79,048	26,577
Interest expense	10	48	1	43
Total expenses	2,275,375	4,750,338	13,637,285	5,589,611
Waived and reimbursed fees	(53,171)	(93,488)	(570,587)	(3,464)
Brokerage commission recapture	(30,844)	(1,076)	(17,955)	(2,859)
Net expenses	2,191,360	4,655,774	13,048,743	5,583,288
Net investment income	565,067	8,030,430	26,345,545	5,523,023
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,249,835	42,019,852	71,382,722	54,383,439
Forward foreign currency contracts	—	1,012,571	3,859,366	—
Foreign currency related transactions	—	(111,956)	(50,153)	—
Net realized gain	20,249,835	42,920,467	75,191,935	54,383,439
Net change in unrealized appreciation (depreciation) on:
Investments	(54,637,824)	(114,064,931)	(242,442,061)	(116,778,313)
Forward foreign currency contracts	—	737,208	1,357,604	—
Foreign currency related transactions	—	(451)	(1,788)	—
Net change in unrealized appreciation (depreciation)	(54,637,824)	(113,328,174)	(241,086,245)	(116,778,313)
Net realized and unrealized loss	(34,387,989)	(70,407,707)	(165,894,310)	(62,394,874)
Decrease in net assets resulting from operations	$(33,822,922)	$(62,377,277)	$(139,548,765)	$(56,871,851)
*Foreign taxes withheld	$8,934	$343,684	$513,295	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$23,988,839	$145,672	$11,254,744	$17,429,912
Interest	713	5,633,610	1,296	123,935
Securities lending income, net	554,230	—	217,337	610,878
Other	46,240	—	67,415	33,531
Total investment income	24,590,022	5,779,282	11,540,792	18,198,256
EXPENSES:
Investment management fees	11,665,039	701,703	7,537,002	13,068,749
Distribution and shareholder service fees:
Class ADV	604,243	—	334,695	1,321,569
Class S	548,886	7,088	129,028	969,372
Class S2	17,701	—	17,423	38,414
Transfer agent fees	2,615	413	890	2,764
Shareholder reporting expense	148,046	20,196	80,615	145,696
Professional fees	123,207	14,501	67,871	125,754
Custody and accounting expense	415,028	32,794	106,291	211,602
Directors fees	66,657	4,010	40,740	74,678
Miscellaneous expense	76,678	9,850	38,561	61,533
Interest expense	759	769	2,751	1,929
Total expenses	13,668,859	791,324	8,355,867	16,022,060
Waived and reimbursed fees	—	(69,613)	—	(455,167)
Brokerage commission recapture	—	(49)	—	—
Net expenses	13,668,859	721,662	8,355,867	15,566,893
Net investment income	10,921,163	5,057,620	3,184,925	2,631,363
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	253,565,401	512,849	110,954,170	209,215,899
Foreign currency related transactions	(9,895)	693	—	4,392
Futures	—	5,647	—	—
Swaps	—	161,515	—	—
Net realized gain	253,555,506	680,704	110,954,170	209,220,291
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(467,603,658)	(8,198,699)	(139,167,658)	(227,281,930)
Foreign currency related transactions	(76,584)	(40)	—	2,563
Futures	—	47,920	—	—
Swaps	—	(134,546)	—	—
Unfunded commitments	—	3,880	—	—
Net change in unrealized appreciation (depreciation)	(467,680,242)	(8,281,485)	(139,167,658)	(227,279,367)
Net realized and unrealized loss	(214,124,736)	(7,600,781)	(28,213,488)	(18,059,076)
Decrease in net assets resulting from operations	$(203,203,573)	$(2,543,161)	$(25,028,563)	$(15,427,713)
* Foreign taxes withheld	$2,835,140	$—	$33,096	$68,517
^ Foreign taxes on sale of Indian investments	$86,102	$—	$—	$—
# Foreign taxes accrued on Indian investments	$55,709	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

VY® Templeton Foreign Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,851,123
Interest	224,819
Securities lending income, net	162,289
Total investment income	15,238,231
EXPENSES:
Investment management fees	5,093,995
Distribution and shareholder service fees:
Class ADV	176,270
Class S	920,613
Class S2	2,530
Transfer agent fees	1,042
Shareholder reporting expense	62,490
Professional fees	56,021
Custody and accounting expense	269,301
Directors fees	22,800
Miscellaneous expense	42,204
Interest expense	78
Total expenses	6,647,344
Waived and reimbursed fees	(395,363)
Brokerage commission recapture	(4,483)
Net expenses	6,247,498
Net investment income	8,990,733
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	38,965,741
Forward foreign currency contracts	130,045
Foreign currency related transactions	9,837
Net realized gain	39,105,623
Net change in unrealized appreciation (depreciation) on:
Investments	(133,990,899)
Forward foreign currency contracts	(362)
Foreign currency related transactions	(14,852)
Net change in unrealized appreciation (depreciation)	(134,006,113)
Net realized and unrealized loss	(94,900,490)
Decrease in net assets resulting from operations	$(85,909,757)
*Foreign taxes withheld	$1,425,184

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		VY® American Century Small-Mid Cap Value Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$6,813,827	$6,591,673	$3,927,997	$4,442,842
Net realized gain (loss)	(5,154,958)	1,173,238	34,841,089	40,348,468
Net change in unrealized appreciation (depreciation)	(6,303,437)	12,947,803	(92,265,050)	(6,013,186)
Increase (decrease) in net assets resulting from operations	(4,644,568)	20,712,714	(53,495,964)	38,778,124
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(769,925)	(511,317)	(12,531,586)	(5,440,612)
Class I	(5,803,370)	(4,176,794)	(18,924,313)	(7,725,817)
Class S	(1,366,597)	(957,957)	(11,088,373)	(5,051,508)
Class S2	—	—	(448,005)	(212,143)
Total distributions	(7,939,892)	(5,646,068)	(42,992,277)	(18,430,080)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,122,844	14,082,098	59,400,575	60,979,747
Reinvestment of distributions	7,939,892	5,646,068	42,992,277	18,430,080
	23,062,736	19,728,166	102,392,852	79,409,827
Cost of shares redeemed	(34,417,143)	(34,769,551)	(66,783,280)	(84,915,294)
Net increase (decrease) in net assets resulting from capital share transactions	(11,354,407)	(15,041,385)	35,609,572	(5,505,467)
Net increase (decrease) in net assets	(23,938,867)	25,261	(60,878,669)	14,842,577
NET ASSETS:
Beginning of year or period	228,422,349	228,397,088	377,417,840	362,575,263
End of year or period	$204,483,482	$228,422,349	$316,539,171	$377,417,840

(1)  Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Baron Growth Portfolio		VY® Columbia Contrarian Core Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$(452,012)	$(825,435)	$2,538,545	$2,645,476
Net realized gain	68,149,880	77,001,175	31,116,313	30,196,289
Net change in unrealized appreciation (depreciation)	(79,072,995)	109,813,877	(57,899,017)	31,018,551
Increase (decrease) in net assets resulting from operations	(11,375,127)	185,989,617	(24,244,159)	63,860,316
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(9,617,517)	(10,303,718)	(2,909,173)	(1,883,632)
Class I	(12,799,676)	(18,143,871)	(1,071,961)	(679,364)
Class R6	(1,297,132)	(238,305)	—	—
Class S	(51,924,632)	(61,370,163)	(28,941,556)	(19,294,405)
Class S2	(234,454)	(234,357)	—	—
Total distributions	(75,873,411)	(90,290,414)	(32,922,690)	(21,857,401)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	86,703,502	59,780,402	5,769,940	5,706,660
Reinvestment of distributions	75,873,411	90,290,414	32,922,690	21,857,401
	162,576,913	150,070,816	38,692,630	27,564,061
Cost of shares redeemed	(165,703,704)	(196,041,680)	(54,892,340)	(70,852,925)
Net decrease in net assets resulting from capital share transactions	(3,126,791)	(45,970,864)	(16,199,710)	(43,288,864)
Net increase (decrease) in net assets	(90,375,329)	49,728,339	(73,366,559)	(1,285,949)
NET ASSETS:
Beginning of year or period	759,563,002	709,834,663	324,638,684	325,924,633
End of year or period	$669,187,673	$759,563,002	$251,272,125	$324,638,684

(1)  Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Small Cap Value II Portfolio		VY® Invesco Comstock Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$565,067	$567,840	$8,030,430	$6,611,355
Net realized gain	20,249,835	21,065,398	42,920,467	41,622,514
Net change in unrealized appreciation (depreciation)	(54,637,824)	635,450	(113,328,174)	32,370,082
Increase (decrease) in net assets resulting from operations	(33,822,922)	22,268,688	(62,377,277)	80,603,951
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(3,708,442)	(1,540,950)	(343,478)	(334,147)
Class I	(4,664,883)	(2,049,620)	(3,805,062)	(2,586,848)
Class R6	(669,195)	(116,893)	—	—
Class S	(12,004,777)	(5,595,104)	(3,279,768)	(3,158,173)
Class S2	(368,284)	(226,580)	—	—
Total distributions	(21,415,581)	(9,529,147)	(7,428,308)	(6,079,168)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,634,720	28,505,309	129,215,150	40,687,773
Reinvestment of distributions	21,415,581	9,529,147	7,428,308	6,079,168
	46,050,301	38,034,456	136,643,458	46,766,941
Cost of shares redeemed	(45,851,085)	(75,064,802)	(102,854,056)	(142,775,740)
Net increase (decrease) in net assets resulting from capital share transactions	199,216	(37,030,346)	33,789,402	(96,008,799)
Net decrease in net assets	(55,039,287)	(24,290,805)	(36,016,183)	(21,484,016)
NET ASSETS:
Beginning of year or period	213,704,204	237,995,009	498,717,061	520,201,077
End of year or period	$158,664,917	$213,704,204	$462,700,878	$498,717,061

(1)  Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Equity and Income Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$26,345,545	$29,677,317	$5,523,023	$3,929,103
Net realized gain	75,191,935	89,486,431	54,383,439	42,555,468
Net change in unrealized appreciation (depreciation)	(241,086,245)	55,123,191	(116,778,313)	29,569,358
Increase (decrease) in net assets resulting from operations	(139,548,765)	174,286,939	(56,871,851)	76,053,929
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(3,961,563)	(2,018,955)	(8,727,492)	(9,643,536)
Class I	(44,057,761)	(27,122,967)	(16,991,070)	(21,764,273)
Class S	(42,757,248)	(25,697,839)	(21,524,896)	(26,605,742)
Class S2	(29,253,116)	(16,696,466)	(247,852)	(374,052)
Total distributions	(120,029,688)	(71,536,227)	(47,491,310)	(58,387,603)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,173,506	35,752,953	20,875,714	37,140,515
Reinvestment of distributions	120,029,688	71,536,227	47,491,310	58,387,603
	137,203,194	107,289,180	68,367,024	95,528,118
Cost of shares redeemed	(256,974,933)	(307,139,472)	(120,615,767)	(151,607,906)
Net decrease in net assets resulting from capital share transactions	(119,771,739)	(199,850,292)	(52,248,743)	(56,079,788)
Net decrease in net assets	(379,350,192)	(97,099,580)	(156,611,904)	(38,413,462)
NET ASSETS:
Beginning of year or period	1,676,446,576	1,773,546,156	571,016,092	609,429,554
End of year or period	$1,297,096,384	$1,676,446,576	$414,404,188	$571,016,092

(1)  Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Oppenheimer Global Portfolio		VY® Pioneer High Yield Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$10,921,163	$9,540,922	$5,057,620	$4,993,917
Net realized gain	253,555,506	110,439,970	680,704	1,576,670
Net change in unrealized appreciation (depreciation)	(467,680,242)	361,153,538	(8,281,485)	873,369
Increase (decrease) in net assets resulting from operations	(203,203,573)	481,134,430	(2,543,161)	7,443,956
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(9,769,648)	(891,168)	—	—
Class I	(106,189,185)	(15,673,599)	(5,069,426)	(4,964,852)
Class S	(17,292,594)	(2,210,306)	(139,264)	(174,026)
Class S2	(380,527)	(43,743)	—	—
Total distributions	(133,631,954)	(18,818,816)	(5,208,690)	(5,138,878)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	53,037,519	91,394,605	11,445,657	10,680,318
Reinvestment of distributions	133,631,954	18,818,816	5,208,690	5,138,878
	186,669,473	110,213,421	16,654,347	15,819,196
Cost of shares redeemed	(262,406,375)	(185,236,519)	(18,530,617)	(20,248,141)
Net decrease in net assets resulting from capital share transactions	(75,736,902)	(75,023,098)	(1,876,270)	(4,428,945)
Net increase (decrease) in net assets	(412,572,429)	387,292,516	(9,628,121)	(2,123,867)
NET ASSETS:
Beginning of year or period	1,747,262,279	1,359,969,763	101,711,849	103,835,716
End of year or period	$1,334,689,850	$1,747,262,279	$92,083,728	$101,711,849

(1)  Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$3,184,925	$1,289,754	$2,631,363	$1,450,815
Net realized gain	110,954,170	97,549,385	209,220,291	307,936,009
Net change in unrealized appreciation (depreciation)	(139,167,658)	108,864,402	(227,279,367)	162,302,754
Increase (decrease) in net assets resulting from operations	(25,028,563)	207,703,541	(15,427,713)	471,689,578
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(7,077,906)	(4,366,636)	(45,353,718)	(24,552,336)
Class I	(84,724,065)	(64,377,262)	(195,495,575)	(109,629,478)
Class R6	(1,316,053)	(434,388)	—	—
Class S	(5,077,125)	(3,965,144)	(65,810,841)	(38,236,738)
Class S2	(452,699)	(389,167)	(1,626,233)	(1,081,420)
Total distributions	(98,647,848)	(73,532,597)	(308,286,367)	(173,499,972)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,754,869	79,057,061	284,145,955	123,553,995
Reinvestment of distributions	98,647,848	73,532,597	308,286,367	173,499,972
	136,402,717	152,589,658	592,432,322	297,053,967
Cost of shares redeemed	(136,060,334)	(125,008,164)	(337,400,591)	(383,947,327)
Net increase (decrease) in net assets resulting from capital share transactions	342,383	27,581,494	255,031,731	(86,893,360)
Net increase (decrease) in net assets	(123,334,028)	161,752,438	(68,682,349)	211,296,246
NET ASSETS:
Beginning of year or period	1,010,337,917	848,585,479	1,739,075,329	1,527,779,083
End of year or period	$887,003,889	$1,010,337,917	$1,670,392,980	$1,739,075,329

(1)  Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Templeton Foreign Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$8,990,733	$11,742,196
Net realized gain	39,105,623	31,715,450
Net change in unrealized appreciation (depreciation)	(134,006,113)	85,383,480
Increase (decrease) in net assets resulting from operations	(85,909,757)	128,841,126
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(573,585)	(555,843)
Class I	(3,467,151)	(3,578,275)
Class S	(6,719,064)	(7,476,254)
Class S2	(2,851)	(24,956)
Total distributions	(10,762,651)	(11,635,328)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,768,528	16,893,974
Reinvestment of distributions	10,762,651	11,635,328
	29,531,179	28,529,302
Cost of shares redeemed	(85,626,571)	(146,010,456)
Net decrease in net assets resulting from capital share transactions	(56,095,392)	(117,481,154)
Net decrease in net assets	(152,767,800)	(275,356)
NET ASSETS:
Beginning of year or period	627,603,182	627,878,538
End of year or period	$474,835,382	$627,603,182

(1)  Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
Voya Global Bond Portfolio
Class ADV
12-31-18	10.94	0.29	•	(0.55)	(0.26)	0.35	—	—
12-31-17	10.24	0.26	•	0.66	0.92	0.22	—	—
12-31-16	9.81	0.24	•	0.33	0.57	0.06	—	0.08
12-31-15	10.31	0.26	•	(0.76)	(0.50)	—	—	—
12-31-14	10.35	0.37	•	(0.37)	0.00 *	0.04	—	—
Class I
12-31-18	11.14	0.35	•	(0.57)	(0.22)	0.41	—	—
12-31-17	10.42	0.32	•	0.68	1.00	0.28	—	—
12-31-16	9.97	0.30	•	0.33	0.63	0.10	—	0.08
12-31-15	10.42	0.32	•	(0.77)	(0.45)	—	—	—
12-31-14	10.46	0.43	•	(0.38)	0.05	0.09	—	—
Class S
12-31-18	11.12	0.32	•	(0.56)	(0.24)	0.38	—	—
12-31-17	10.41	0.30	•	0.66	0.96	0.25	—	—
12-31-16	9.97	0.27		0.33	0.60	0.08	—	0.08
12-31-15	10.44	0.29	•	(0.76)	(0.47)	—	—	—
12-31-14	10.48	0.40	•	(0.38)	0.02	0.06	—	—
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-18	12.66	0.09		(1.67)	(1.58)	0.10	1.34	—
12-31-17	12.03	0.11		1.16	1.27	0.12	0.52	—
12-31-16	10.80	0.08		2.34	2.42	0.14	1.05	—
12-31-15	13.82	0.08		(0.27)	(0.19)	0.19	2.64	—
12-31-14	14.79	0.12	•	1.49	1.61	0.18	2.40	—
Class I
12-31-18	13.44	0.17	•	(1.81)	(1.64)	0.16	1.34	—
12-31-17	12.72	0.19	•	1.22	1.41	0.17	0.52	—
12-31-16	11.35	0.15	•	2.47	2.62	0.20	1.05	—
12-31-15	14.40	0.16	•	(0.31)	(0.15)	0.26	2.64	—
12-31-14	15.30	0.20	•	1.55	1.75	0.25	2.40	—
Class S
12-31-18	13.25	0.13	•	(1.77)	(1.64)	0.13	1.34	—
12-31-17	12.56	0.16		1.19	1.35	0.14	0.52	—
12-31-16	11.22	0.11		2.44	2.55	0.16	1.05	—
12-31-15	14.25	0.13	•	(0.30)	(0.17)	0.22	2.64	—
12-31-14	15.16	0.16	•	1.54	1.70	0.21	2.40	—
Class S2
12-31-18	12.64	0.10	•	(1.67)	(1.57)	0.11	1.34	—
12-31-17	12.01	0.12	•	1.15	1.27	0.12	0.52	—
12-31-16	10.78	0.09		2.35	2.44	0.16	1.05	—
12-31-15	13.79	0.11	•	(0.30)	(0.19)	0.18	2.64	—
12-31-14	14.70	0.13	•	1.49	1.62	0.13	2.40	—
VY® Baron Growth Portfolio
Class ADV
12-31-18	27.88	(0.09)		0.00 *	(0.09)	—	3.16	—
12-31-17	24.82	(0.10	)•	6.72	6.62	0.16	3.40	—
12-31-16	26.58	(0.11)		1.50	1.39	—	3.15	—
12-31-15	30.35	(0.16)		(1.23)	(1.39)	0.02	2.36	—
12-31-14	29.66	(0.01)		1.17	1.16	—	0.47	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Portfolio
Class ADV
12-31-18	0.35	—	10.33	(2.40)	1.17	1.15	1.15	2.71	22,161	119
12-31-17	0.22	—	10.94	9.05	1.17	1.10	1.10	2.48	24,922	127
12-31-16	0.14	—	10.24	5.82	1.16	1.10	1.10	2.27	24,365	214
12-31-15	—	—	9.81	(4.85)	1.15	1.10	1.10	2.58	26,374	335
12-31-14	0.04	—	10.31	(0.06)	1.16	1.10	1.10	3.49	32,874	296
Class I
12-31-18	0.41	—	10.51	(2.01)	0.67	0.65	0.65	3.21	146,473	119
12-31-17	0.28	—	11.14	9.67	0.67	0.60	0.60	2.98	161,715	127
12-31-16	0.18	—	10.42	6.30	0.66	0.60	0.60	2.78	163,397	214
12-31-15	—	—	9.97	(4.32)	0.65	0.60	0.60	3.08	168,739	335
12-31-14	0.09	—	10.42	0.42	0.66	0.60	0.60	3.99	208,023	296
Class S
12-31-18	0.38	—	10.50	(2.17)	0.92	0.90	0.90	2.97	35,849	119
12-31-17	0.25	—	11.12	9.31	0.92	0.85	0.85	2.73	41,785	127
12-31-16	0.16	—	10.41	6.03	0.91	0.85	0.85	2.53	40,635	214
12-31-15	—	—	9.97	(4.50)	0.90	0.85	0.85	2.83	43,169	335
12-31-14	0.06	—	10.44	0.15	0.91	0.85	0.85	3.74	51,041	296
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-18	1.44	—	9.64	(14.49)	1.65	1.36	1.36	0.77	91,283	76
12-31-17	0.64	—	12.66	10.90	1.65	1.36	1.36	0.95	115,235	57
12-31-16	1.19	—	12.03	23.69	1.65	1.36	1.36	0.78	101,948	68
12-31-15	2.83	—	10.80	(1.97)	1.66	1.36	1.36	0.72	79,901	71
12-31-14	2.58	—	13.82	12.15	1.65	1.36	1.36	0.82	86,335	79
Class I
12-31-18	1.50	—	10.30	(14.15)	1.15	0.86	0.86	1.30	142,379	76
12-31-17	0.69	—	13.44	11.44	1.15	0.86	0.86	1.44	151,054	57
12-31-16	1.25	—	12.72	24.38	1.15	0.86	0.86	1.28	156,657	68
12-31-15	2.90	—	11.35	(1.54)	1.16	0.86	0.86	1.21	115,279	71
12-31-14	2.65	—	14.40	12.76	1.15	0.86	0.86	1.31	138,605	79
Class S
12-31-18	1.47	—	10.14	(14.34)	1.40	1.11	1.11	1.02	79,986	76
12-31-17	0.66	—	13.25	11.12	1.40	1.11	1.11	1.20	106,501	57
12-31-16	1.21	—	12.56	24.06	1.40	1.11	1.11	1.03	99,089	68
12-31-15	2.86	—	11.22	(1.74)	1.41	1.11	1.11	0.96	78,646	71
12-31-14	2.61	—	14.25	12.47	1.40	1.11	1.11	1.06	94,268	79
Class S2
12-31-18	1.45	—	9.62	(14.48)	1.55	1.26	1.26	0.84	2,891	76
12-31-17	0.64	—	12.64	10.96	1.55	1.26	1.26	1.01	4,627	57
12-31-16	1.21	—	12.01	23.92	1.58	1.26	1.26	0.90	4,881	68
12-31-15	2.82	—	10.78	(1.91)	1.66	1.26	1.26	0.85	3,573	71
12-31-14	2.53	—	13.79	12.33	1.65	1.26	1.26	0.89	3,262	79
VY® Baron Growth Portfolio
Class ADV
12-31-18	3.16	—	24.63	(2.15)	1.49	1.49	1.49	(0.32)	82,126	4
12-31-17	3.56	—	27.88	27.86	1.49	1.49	1.49	(0.38)	88,499	3
12-31-16	3.15	—	24.82	5.06	1.48	1.48	1.48	(0.41)	77,655	4
12-31-15	2.38	—	26.58	(5.27)	1.49	1.49	1.49	(0.54)	90,914	5
12-31-14	0.47	—	30.35	4.06	1.48	1.48	1.48	(0.04)	111,145	10
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Baron Growth Portfolio (continued)
Class I
12-31-18	30.58	0.05		(0.06)	(0.01)	—	3.16	—
12-31-17	26.92	0.03	•	7.34	7.37	0.31	3.40	—
12-31-16	28.45	0.04		1.58	1.62	—	3.15	—
12-31-15	32.31	(0.01)		(1.31)	(1.32)	0.18	2.36	—
12-31-14	31.49	0.14		1.24	1.38	0.09	0.47	—
Class R6
12-31-18	30.59	0.06		(0.06)	0.00 *	—	3.16	—
12-31-17	26.93	0.13	•	7.24	7.37	0.31	3.40	—
05-03-16(5)-12-31-16	28.86	0.23	•	0.99	1.22	—	3.15	—
Class S
12-31-18	29.31	(0.02)		(0.03)	(0.05)	—	3.16	—
12-31-17	25.93	(0.04	)•	7.05	7.01	0.23	3.40	—
12-31-16	27.57	(0.05)		1.56	1.51	—	3.15	—
12-31-15	31.39	(0.08)		(1.29)	(1.37)	0.09	2.36	—
12-31-14	30.60	0.09		1.19	1.28	0.02	0.47	—
Class S2
12-31-18	28.10	(0.08)		0.01	(0.07)	—	3.16	—
12-31-17	24.92	(0.09	)•	6.78	6.69	0.11	3.40	—
12-31-16	26.65	(0.10	)•	1.52	1.42	—	3.15	—
12-31-15	30.43	(0.13)		(1.24)	(1.37)	0.05	2.36	—
12-31-14	29.75	0.02		1.17	1.19	0.04	0.47	—
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-18	23.40	0.14	•	(1.97)	(1.83)	0.15	2.48	—
12-31-17	20.66	0.13		4.17	4.30	0.20	1.36	—
12-31-16	21.73	0.15	•	1.55	1.70	0.74	2.03	—
12-31-15	24.00	0.12	•	0.58	0.70	0.18	2.79	—
12-31-14	24.56	0.14	•	2.70	2.84	0.17	3.23	—
Class I
12-31-18	24.58	0.26	•	(2.07)	(1.81)	0.28	2.48	—
12-31-17	21.61	0.25	•	4.37	4.62	0.29	1.36	—
12-31-16	22.59	0.27	•	1.62	1.89	0.84	2.03	—
12-31-15	24.82	0.24	•	0.60	0.84	0.28	2.79	—
12-31-14	25.24	0.27		2.79	3.06	0.25	3.23	—
Class S
12-31-18	24.08	0.20	•	(2.03)	(1.83)	0.21	2.48	—
12-31-17	21.21	0.19	•	4.27	4.46	0.23	1.36	—
12-31-16	22.21	0.21	•	1.59	1.80	0.77	2.03	—
12-31-15	24.45	0.18	•	0.58	0.76	0.21	2.79	—
12-31-14	24.93	0.21		2.75	2.96	0.21	3.23	—
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-18	19.57	0.00	*	(3.06)	(3.06)	0.00 *	2.09	—
12-31-17	18.50	0.00	*•	1.89	1.89	0.03	0.79	—
12-31-16	15.67	0.01		3.55	3.56	0.01	0.72	—
12-31-15	16.23	0.00	*	(0.52)	(0.52)	0.04	—	—
12-31-14	15.63	0.03	•	0.61	0.64	0.04	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Baron Growth Portfolio (continued)
Class I
12-31-18	3.16	—	27.41	(1.68)	0.99	0.99	0.99	0.17	118,743	4
12-31-17	3.71	—	30.58	28.52	0.99	0.99	0.99	0.11	145,389	3
12-31-16	3.15	—	26.92	5.57	0.98	0.98	0.98	0.12	150,672	4
12-31-15	2.54	—	28.45	(4.75)	0.99	0.99	0.99	(0.04)	193,601	5
12-31-14	0.56	—	32.31	4.55	0.98	0.98	0.98	0.45	251,230	10
Class R6
12-31-18	3.16	—	27.43	(1.64)	0.99	0.99	0.99	0.23	15,007	4
12-31-17	3.71	—	30.59	28.51	0.99	0.99	0.99	0.43	11,442	3
05-03-16(5)-12-31-16	3.15	—	26.93	4.10	0.98	0.98	0.98	1.39	879	4
Class S
12-31-18	3.16	—	26.10	(1.89)	1.24	1.24	1.24	(0.08)	451,687	4
12-31-17	3.63	—	29.31	28.20	1.24	1.24	1.24	(0.13)	512,397	3
12-31-16	3.15	—	25.93	5.33	1.23	1.23	1.23	(0.17)	478,020	4
12-31-15	2.45	—	27.57	(5.03)	1.24	1.24	1.24	(0.29)	559,237	5
12-31-14	0.49	—	31.39	4.34	1.23	1.23	1.23	0.26	694,762	10
Class S2
12-31-18	3.16	—	24.87	(2.05)	1.39	1.39	1.39	(0.25)	1,625	4
12-31-17	3.51	—	28.10	28.02	1.39	1.39	1.39	(0.32)	1,835	3
12-31-16	3.15	—	24.92	5.17	1.42	1.38	1.38	(0.38)	2,609	4
12-31-15	2.41	—	26.65	(5.17)	1.49	1.39	1.39	(0.44)	5,696	5
12-31-14	0.51	—	30.43	4.17	1.48	1.38	1.38	0.05	6,874	10
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-18	2.63	—	18.94	(9.23)	1.44	1.22	1.21	0.61	21,088	64
12-31-17	1.56	—	23.40	21.32	1.44	1.21	1.20	0.58	29,515	45
12-31-16	2.77	—	20.66	8.12	1.44	1.20	1.19	0.71	25,432	53
12-31-15	2.97	—	21.73	2.75	1.44	1.18	1.17	0.51	22,738	65
12-31-14	3.40	—	24.00	12.50	1.44	1.18	1.17	0.56	17,942	72
Class I
12-31-18	2.76	—	20.01	(8.77)	0.94	0.72	0.71	1.11	7,982	64
12-31-17	1.65	—	24.58	21.96	0.94	0.71	0.70	1.08	10,099	45
12-31-16	2.87	—	21.61	8.64	0.94	0.70	0.69	1.21	10,629	53
12-31-15	3.07	—	22.59	3.25	0.94	0.68	0.67	1.01	10,628	65
12-31-14	3.48	—	24.82	13.09	0.94	0.68	0.67	1.07	11,751	72
Class S
12-31-18	2.69	—	19.56	(8.99)	1.19	0.97	0.96	0.86	222,203	64
12-31-17	1.59	—	24.08	21.58	1.19	0.96	0.95	0.83	285,025	45
12-31-16	2.80	—	21.21	8.41	1.19	0.95	0.94	0.96	289,864	53
12-31-15	3.00	—	22.21	2.98	1.19	0.93	0.92	0.76	304,352	65
12-31-14	3.44	—	24.45	12.81	1.19	0.93	0.92	0.82	331,659	72
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-18	2.09	—	14.42	(17.96)	1.40	1.37	1.36	0.02	27,725	41
12-31-17	0.82	—	19.57	10.65	1.40	1.37	1.36	0.01	37,004	44
12-31-16	0.73	—	18.50	23.41	1.39	1.36	1.34	0.10	36,304	61
12-31-15	0.04	—	15.67	(3.21)	1.39	1.36	1.35	0.00 *	27,978	53
12-31-14	0.04	—	16.23	4.12	1.39	1.36	1.35	0.18	30,927	52

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Columbia Small Cap Value II Portfolio (continued)
Class I
12-31-18	20.20	0.10	•	(3.16)	(3.06)	0.11	2.09	—
12-31-17	19.05	0.10	•	1.95	2.05	0.11	0.79	—
12-31-16	16.12	0.10		3.64	3.74	0.09	0.72	—
12-31-15	16.67	0.09		(0.54)	(0.45)	0.10	—	—
12-31-14	15.99	0.11	•	0.63	0.74	0.06	—	—
Class R6
12-31-18	20.21	0.09		(3.16)	(3.07)	0.11	2.09	—
12-31-17	19.06	0.13	•	1.92	2.05	0.11	0.79	—
05-03-16(5)-12-31-16	16.28	0.19	•	3.40	3.59	0.09	0.72	—
Class S
12-31-18	20.10	0.05		(3.15)	(3.10)	0.05	2.09	—
12-31-17	18.96	0.05	•	1.94	1.99	0.06	0.79	—
12-31-16	16.04	0.06		3.63	3.69	0.05	0.72	—
12-31-15	16.58	0.05		(0.54)	(0.49)	0.05	—	—
12-31-14	15.92	0.06		0.63	0.69	0.03	—	—
Class S2
12-31-18	19.52	0.02		(3.05)	(3.03)	—	2.09	—
12-31-17	18.44	0.01	•	1.90	1.91	0.04	0.79	—
12-31-16	15.62	0.03		3.54	3.57	0.03	0.72	—
12-31-15	16.20	0.02	•	(0.53)	(0.51)	0.07	—	—
12-31-14	15.59	0.05	•	0.61	0.66	0.05	—	—
VY® Invesco Comstock Portfolio
Class ADV
12-31-18	20.14	0.24	•	(2.77)	(2.53)	0.22	—	—
12-31-17	17.33	0.19		2.80	2.99	0.18	—	—
12-31-16	15.07	0.28		2.35	2.63	0.37	—	—
12-31-15	16.42	0.17	•	(1.18)	(1.01)	0.34	—	—
12-31-14	15.34	0.19		1.17	1.36	0.28	—	—
Class I
12-31-18	20.32	0.33		(2.80)	(2.47)	0.33	—	—
12-31-17	17.47	0.28	•	2.85	3.13	0.28	—	—
12-31-16	15.18	0.34	•	2.41	2.75	0.46	—	—
12-31-15	16.55	0.26	•	(1.20)	(0.94)	0.43	—	—
12-31-14	15.45	0.28		1.17	1.45	0.35	—	—
Class S
12-31-18	20.30	0.29	•	(2.81)	(2.52)	0.27	—	—
12-31-17	17.45	0.23	•	2.85	3.08	0.23	—	—
12-31-16	15.17	0.30	•	2.39	2.69	0.41	—	—
12-31-15	16.53	0.22	•	(1.20)	(0.98)	0.38	—	—
12-31-14	15.43	0.24		1.17	1.41	0.31	—	—
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-18	46.81	0.64	•	(4.95)	(4.31)	0.66	2.89	—
12-31-17	44.06	0.65		3.84	4.49	0.61	1.13	—
12-31-16	40.80	0.53		5.28	5.81	0.68	1.87	—
12-31-15	46.25	0.46		(1.47)	(1.01)	0.79	3.65	—
12-31-14	44.34	0.61	•	3.09	3.70	0.55	1.24	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Columbia Small Cap Value II Portfolio (continued)
Class I
12-31-18	2.20	—	14.94	(17.53)	0.90	0.87	0.86	0.53	33,887	41
12-31-17	0.90	—	20.20	11.21	0.90	0.87	0.86	0.50	43,897	44
12-31-16	0.81	—	19.05	24.00	0.89	0.86	0.84	0.59	49,625	61
12-31-15	0.10	—	16.12	(2.74)	0.89	0.86	0.85	0.50	42,845	53
12-31-14	0.06	—	16.67	4.68	0.89	0.86	0.85	0.67	49,412	52
Class R6
12-31-18	2.20	—	14.94	(17.57)	0.90	0.87	0.86	0.56	5,349	41
12-31-17	0.90	—	20.21	11.20	0.90	0.87	0.86	0.69	4,389	44
05-03-16(5)-12-31-16	0.81	—	19.06	22.85	0.89	0.86	0.84	1.57	402	61
Class S
12-31-18	2.14	—	14.86	(17.76)	1.15	1.12	1.11	0.26	89,274	41
12-31-17	0.85	—	20.10	10.92	1.15	1.12	1.11	0.25	124,984	44
12-31-16	0.77	—	18.96	23.70	1.14	1.11	1.09	0.33	145,816	61
12-31-15	0.05	—	16.04	(2.95)	1.14	1.11	1.10	0.24	135,313	53
12-31-14	0.03	—	16.58	4.33	1.14	1.11	1.10	0.36	160,726	52
Class S2
12-31-18	2.09	—	14.40	(17.87)	1.30	1.27	1.26	0.11	2,431	41
12-31-17	0.83	—	19.52	10.77	1.30	1.27	1.26	0.06	3,431	44
12-31-16	0.75	—	18.44	23.57	1.32	1.26	1.24	0.18	5,849	61
12-31-15	0.07	—	15.62	(3.19)	1.39	1.26	1.25	0.12	4,834	53
12-31-14	0.05	—	16.20	4.28	1.39	1.26	1.25	0.30	3,967	52
VY® Invesco Comstock Portfolio
Class ADV
12-31-18	0.22	—	17.39	(12.56)	1.25	1.23	1.23	1.16	28,006	29
12-31-17	0.18	—	20.14	17.31	1.25	1.23	1.23	1.00	36,178	14
12-31-16	0.37	—	17.33	17.51	1.25	1.23	1.23	1.66	34,490	18
12-31-15	0.34	—	15.07	(6.19)	1.24	1.22	1.22	1.08	34,395	24
12-31-14	0.28	—	16.42	8.82	1.24	1.22	1.22	1.20	41,258	26
Class I
12-31-18	0.33	—	17.52	(12.16)	0.75	0.73	0.73	1.72	219,086	29
12-31-17	0.28	—	20.32	17.95	0.75	0.73	0.73	1.50	188,040	14
12-31-16	0.46	—	17.47	18.13	0.75	0.73	0.73	2.16	194,504	18
12-31-15	0.43	—	15.18	(5.76)	0.74	0.72	0.72	1.62	198,367	24
12-31-14	0.35	—	16.55	9.39	0.74	0.72	0.72	1.70	143,633	26
Class S
12-31-18	0.27	—	17.51	(12.39)	1.00	0.98	0.98	1.41	215,609	29
12-31-17	0.23	—	20.30	17.68	1.00	0.98	0.98	1.25	274,498	14
12-31-16	0.41	—	17.45	17.79	1.00	0.98	0.98	1.91	291,208	18
12-31-15	0.38	—	15.17	(5.97)	0.99	0.97	0.97	1.33	302,784	24
12-31-14	0.31	—	16.53	9.13	0.99	0.97	0.97	1.44	383,997	26
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-18	3.55	—	38.95	(9.90)	1.17	1.14	1.14	1.40	43,200	161
12-31-17	1.74	—	46.81	10.32	1.17	1.14	1.14	1.43	54,583	134
12-31-16	2.55	—	44.06	14.69	1.17	1.14	1.14	1.24	49,628	134
12-31-15	4.44	—	40.80	(2.55)	1.16	1.14	1.14	1.04	49,572	140
12-31-14	1.79	—	46.25	8.43	1.16	1.14	1.14	1.34	52,407	157

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Equity and Income Portfolio (continued)
Class I
12-31-18	47.51	0.88	•	(5.06)	(4.18)	0.90	2.89	—
12-31-17	44.86	0.89	•	3.93	4.82	1.04	1.13	—
12-31-16	41.47	0.74	•	5.41	6.15	0.89	1.87	—
12-31-15	46.93	0.70	•	(1.50)	(0.80)	1.01	3.65	—
12-31-14	44.92	0.87	•	3.11	3.98	0.73	1.24	—
Class S
12-31-18	47.22	0.76	•	(5.01)	(4.25)	0.78	2.89	—
12-31-17	44.48	0.77	•	3.89	4.66	0.79	1.13	—
12-31-16	41.14	0.62	•	5.37	5.99	0.78	1.87	—
12-31-15	46.59	0.58	•	(1.49)	(0.91)	0.89	3.65	—
12-31-14	44.65	0.64	•	3.20	3.84	0.66	1.24	—
Class S2
12-31-18	46.59	0.69	•	(4.93)	(4.24)	0.71	2.89	—
12-31-17	43.85	0.70	•	3.83	4.53	0.66	1.13	—
12-31-16	40.60	0.56	•	5.28	5.84	0.72	1.87	—
12-31-15	46.03	0.51	•	(1.46)	(0.95)	0.83	3.65	—
12-31-14	44.13	0.43	•	3.29	3.72	0.58	1.24	—
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-18	19.78	0.15		(2.35)	(2.20)	0.16	1.68	—
12-31-17	19.31	0.07		2.41	2.48	0.07	1.94	—
12-31-16	18.66	0.08		2.50	2.58	0.08	1.85	—
12-31-15	22.47	0.06		(0.63)	(0.57)	0.08	3.16	—
12-31-14	20.96	0.11		2.84	2.95	0.14	1.30	—
Class I
12-31-18	20.30	0.25	•	(2.43)	(2.18)	0.26	1.68	—
12-31-17	19.75	0.18	•	2.48	2.66	0.17	1.94	—
12-31-16	19.04	0.18		2.56	2.74	0.18	1.85	—
12-31-15	22.85	0.17		(0.64)	(0.47)	0.18	3.16	—
12-31-14	21.27	0.23		2.89	3.12	0.24	1.30	—
Class S
12-31-18	20.10	0.20	•	(2.40)	(2.20)	0.21	1.68	—
12-31-17	19.58	0.12	•	2.46	2.58	0.12	1.94	—
12-31-16	18.89	0.13		2.54	2.67	0.13	1.85	—
12-31-15	22.70	0.12		(0.65)	(0.53)	0.12	3.16	—
12-31-14	21.14	0.18		2.86	3.04	0.18	1.30	—
Class S2
12-31-18	19.72	0.16	•	(2.33)	(2.17)	0.18	1.68	—
12-31-17	19.25	0.09	•	2.41	2.50	0.09	1.94	—
12-31-16	18.60	0.10		2.50	2.60	0.10	1.85	—
12-31-15	22.40	0.08	•	(0.63)	(0.55)	0.09	3.16	—
12-31-14	20.89	0.13		2.84	2.97	0.16	1.30	—
VY® Oppenheimer Global Portfolio
Class ADV
12-31-18	21.42	0.04		(2.66)	(2.62)	0.25	1.49	—
12-31-17	15.90	0.04		5.64	5.68	0.13	0.03	—
12-31-16	17.30	0.09	•	(0.17)	(0.08)	0.12	1.20	—
12-31-15	18.21	0.08		0.69	0.77	0.19	1.49	—
12-31-14	18.28	0.15		0.19	0.34	0.15	0.26	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Equity and Income Portfolio (continued)
Class I
12-31-18	3.79	—	39.54	(9.46)	0.67	0.64	0.64	1.90	468,289	161
12-31-17	2.17	—	47.51	10.90	0.67	0.64	0.64	1.92	594,834	134
12-31-16	2.76	—	44.86	15.28	0.67	0.64	0.64	1.74	594,456	134
12-31-15	4.66	—	41.47	(2.06)	0.66	0.64	0.64	1.53	600,309	140
12-31-14	1.97	—	46.93	8.96	0.66	0.64	0.64	1.87	694,569	157
Class S
12-31-18	3.67	—	39.30	(9.67)	0.92	0.89	0.89	1.65	463,989	161
12-31-17	1.92	—	47.22	10.62	0.92	0.89	0.89	1.67	606,503	134
12-31-16	2.65	—	44.48	15.00	0.92	0.89	0.89	1.49	682,465	134
12-31-15	4.54	—	41.14	(2.31)	0.91	0.89	0.89	1.28	720,086	140
12-31-14	1.90	—	46.59	8.69	0.91	0.89	0.89	1.39	889,726	157
Class S2
12-31-18	3.60	—	38.75	(9.79)	1.07	1.02	1.02	1.52	321,618	161
12-31-17	1.79	—	46.59	10.48	1.07	1.02	1.02	1.54	420,527	134
12-31-16	2.59	—	43.85	14.84	1.10	1.02	1.02	1.36	446,998	134
12-31-15	4.48	—	40.60	(2.44)	1.16	1.02	1.02	1.15	443,119	140
12-31-14	1.82	—	46.03	8.54	1.16	1.02	1.02	0.95	522,608	157
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-18	1.84	—	15.74	(12.37)	1.38	1.38	1.38	0.79	80,243	12
12-31-17	2.01	—	19.78	13.41	1.37	1.37	1.37	0.37	99,801	10
12-31-16	1.93	—	19.31	14.42	1.37	1.37	1.37	0.42	98,003	19
12-31-15	3.24	—	18.66	(3.27)	1.36	1.36	1.36	0.31	90,818	14
12-31-14	1.44	—	22.47	14.66	1.36	1.36	1.36	0.54	91,446	22
Class I
12-31-18	1.94	—	16.18	(11.96)	0.88	0.88	0.88	1.28	144,880	12
12-31-17	2.11	—	20.30	14.04	0.87	0.87	0.87	0.87	210,989	10
12-31-16	2.03	—	19.75	14.94	0.87	0.87	0.87	0.92	215,892	19
12-31-15	3.34	—	19.04	(2.77)	0.86	0.86	0.86	0.80	227,935	14
12-31-14	1.54	—	22.85	15.27	0.86	0.86	0.86	1.02	272,496	22
Class S
12-31-18	1.89	—	16.01	(12.19)	1.13	1.13	1.13	1.03	187,165	12
12-31-17	2.06	—	20.10	13.72	1.12	1.12	1.12	0.61	256,845	10
12-31-16	1.98	—	19.58	14.69	1.12	1.12	1.12	0.67	291,725	19
12-31-15	3.28	—	18.89	(3.04)	1.11	1.11	1.11	0.55	298,607	14
12-31-14	1.48	—	22.70	14.99	1.11	1.11	1.11	0.75	352,277	22
Class S2
12-31-18	1.86	—	15.69	(12.30)	1.28	1.28	1.28	0.86	2,116	12
12-31-17	2.03	—	19.72	13.52	1.27	1.27	1.27	0.45	3,382	10
12-31-16	1.95	—	19.25	14.56	1.30	1.27	1.27	0.52	3,810	19
12-31-15	3.25	—	18.60	(3.20)	1.36	1.26	1.26	0.40	3,906	14
12-31-14	1.46	—	22.40	14.81	1.36	1.26	1.26	0.63	5,643	22
VY® Oppenheimer Global Portfolio
Class ADV
12-31-18	1.74	—	17.06	(13.62)	1.25	1.25	1.25	0.22	101,759	17
12-31-17	0.16	—	21.42	35.82	1.25	1.25	1.25	0.17	120,344	9
12-31-16	1.32	—	15.90	(0.29)	1.25	1.25	1.25	0.58	90,660	6
12-31-15	1.68	—	17.30	3.56	1.25	1.25	1.25	0.51	110,372	12
12-31-14	0.41	—	18.21	1.86	1.25	1.25	1.25	0.81	101,077	12
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
VY® Oppenheimer Global Portfolio (continued)
Class I
12-31-18	22.33	0.16	•	(2.80)	(2.64)	0.34		1.49	—
12-31-17	16.56	0.15		5.87	6.02	0.22		0.03	—
12-31-16	17.97	0.20		(0.20)	0.00 *	0.21		1.20	—
12-31-15	18.84	0.20	•	0.71	0.91	0.29		1.49	—
12-31-14	18.89	0.25	•	0.19	0.44	0.23		0.26	—
Class S
12-31-18	21.53	0.10	•	(2.68)	(2.58)	0.29		1.49	—
12-31-17	15.98	0.08		5.67	5.75	0.17		0.03	—
12-31-16	17.38	0.13	•	(0.17)	(0.04)	0.16		1.20	—
12-31-15	18.28	0.15	•	0.68	0.83	0.24		1.49	—
12-31-14	18.34	0.20	•	0.18	0.38	0.18		0.26	—
Class S2
12-31-18	20.97	0.06	•	(2.60)	(2.54)	0.27		1.49	—
12-31-17	15.58	0.05		5.53	5.58	0.16		0.03	—
12-31-16	16.97	0.10	•	(0.17)	(0.07)	0.12		1.20	—
12-31-15	17.88	0.11	•	0.69	0.80	0.22		1.49	—
12-31-14	17.98	0.16	•	0.18	0.34	0.18		0.26	—
VY® Pioneer High Yield Portfolio
Class I
12-31-18	11.95	0.59		(0.89)	(0.30)	0.61		—	—
12-31-17	11.69	0.57	•	0.28	0.85	0.59		—	—
12-31-16	10.77	0.56		0.94	1.50	0.58		—	—
12-31-15	11.87	0.59	•	(1.10)	(0.51)	0.59		—	—
12-31-14	12.41	0.58		(0.53)	0.05	0.59		—	—
Class S
12-31-18	11.94	0.56	•	(0.89)	(0.33)	0.58		—	—
12-31-17	11.67	0.54	•	0.29	0.83	0.56		—	—
12-31-16	10.76	0.52		0.94	1.46	0.55		—	—
12-31-15	11.86	0.56	•	(1.10)	(0.54)	0.56		—	—
12-31-14	12.39	0.56	•	(0.53)	0.03	0.56		—	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-18	10.50	(0.02)		(0.24)	(0.26)	—		1.16	—
12-31-17	9.19	(0.03)		2.17	2.14	0.03		0.80	—
12-31-16	9.83	(0.01	)•	0.68	0.67	0.00	*	1.31	—
12-31-15	11.43	(0.04)		0.31	0.27	—		1.87	—
12-31-14	11.08	(0.03)		1.21	1.18	0.00	*	0.83	—
Class I
12-31-18	11.56	0.04		(0.28)	(0.24)	0.02		1.16	—
12-31-17	10.03	0.02		2.38	2.40	0.07		0.80	—
12-31-16	10.60	0.04		0.73	0.77	0.03		1.31	—
12-31-15	12.13	0.02		0.32	0.34	—		1.87	—
12-31-14	11.68	0.03		1.28	1.31	0.03		0.83	—
Class R6
12-31-18	11.56	0.03		(0.27)	(0.24)	0.02		1.16	—
12-31-17	10.03	0.02	•	2.38	2.40	0.07		0.80	—
05-03-16(5)-12-31-16	10.58	0.03	•	0.76	0.79	0.03		1.31	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Oppenheimer Global Portfolio (continued)
Class I
12-31-18	1.83	—	17.86	(13.19)	0.75	0.75	0.75	0.72	1,061,448	17
12-31-17	0.25	—	22.33	36.49	0.75	0.75	0.75	0.68	1,384,452	9
12-31-16	1.41	—	16.56	0.22	0.75	0.75	0.75	1.07	1,091,478	6
12-31-15	1.78	—	17.97	4.13	0.75	0.75	0.75	1.04	1,254,238	12
12-31-14	0.49	—	18.84	2.32	0.75	0.75	0.75	1.32	1,320,671	12
Class S
12-31-18	1.78	—	17.17	(13.39)	1.00	1.00	1.00	0.49	167,520	17
12-31-17	0.20	—	21.53	36.13	1.00	1.00	1.00	0.41	238,436	9
12-31-16	1.36	—	15.98	(0.04)	1.00	1.00	1.00	0.82	174,417	6
12-31-15	1.73	—	17.38	3.84	1.00	1.00	1.00	0.77	231,621	12
12-31-14	0.44	—	18.28	2.09	1.00	1.00	1.00	1.08	215,383	12
Class S2
12-31-18	1.76	—	16.67	(13.56)	1.15	1.15	1.15	0.30	3,963	17
12-31-17	0.19	—	20.97	35.92	1.15	1.15	1.15	0.27	4,030	9
12-31-16	1.32	—	15.58	(0.20)	1.18	1.15	1.15	0.66	3,415	6
12-31-15	1.71	—	16.97	3.74	1.25	1.15	1.15	0.61	4,371	12
12-31-14	0.44	—	17.88	1.91	1.25	1.15	1.15	0.91	4,827	12
VY® Pioneer High Yield Portfolio
Class I
12-31-18	0.61	—	11.04	(2.67)	0.78	0.71	0.71	5.05	90,089	54
12-31-17	0.59	—	11.95	7.36	0.78	0.71	0.71	4.78	98,202	44
12-31-16	0.58	—	11.69	14.29	0.78	0.71	0.71	5.01	99,573	51
12-31-15	0.59	—	10.77	(4.55)	0.76	0.71	0.71	4.98	91,560	28
12-31-14	0.59	—	11.87	0.27	0.76	0.71	0.71	4.73	117,617	35
Class S
12-31-18	0.58	—	11.03	(2.91)	1.03	0.96	0.96	4.76	1,995	54
12-31-17	0.56	—	11.94	7.19	1.03	0.96	0.96	4.53	3,510	44
12-31-16	0.55	—	11.67	13.91	1.03	0.96	0.96	4.76	4,263	51
12-31-15	0.56	—	10.76	(4.79)	1.01	0.96	0.96	4.73	3,776	28
12-31-14	0.56	—	11.86	0.10	1.01	0.96	0.96	4.50	4,412	35
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-18	1.16	—	9.08	(3.77)	1.27	1.27	1.27	(0.14)	61,179	19
12-31-17	0.83	—	10.50	24.12	1.27	1.27	1.27	(0.32)	62,022	28
12-31-16	1.31	—	9.19	6.93	1.27	1.27	1.27	(0.15)	49,418	26
12-31-15	1.87	—	9.83	1.51	1.27	1.27	1.27	(0.34)	27,217	26
12-31-14	0.83	—	11.43	11.29	1.28	1.27	1.27	(0.28)	29,356	27
Class I
12-31-18	1.18	—	10.14	(3.23)	0.77	0.77	0.77	0.36	763,686	19
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	879,678	28
12-31-16	1.34	—	10.03	7.41	0.77	0.77	0.77	0.34	737,054	26
12-31-15	1.87	—	10.60	2.02	0.77	0.77	0.77	0.17	766,591	26
12-31-14	0.86	—	12.13	11.82	0.78	0.77	0.77	0.22	796,856	27
Class R6
12-31-18	1.18	—	10.14	(3.24)	0.77	0.77	0.77	0.38	15,642	19
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	9,313	28
05-03-16(5)-12-31-16	1.34	—	10.03	7.62	0.77	0.77	0.77	0.53	1,084	26

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class S
12-31-18	11.15	0.02		(0.27)	(0.25)	—		1.16	—
12-31-17	9.71	(0.01	)•	2.30	2.29	0.05		0.80	—
12-31-16	10.30	0.01	•	0.72	0.73	0.01		1.31	—
12-31-15	11.87	(0.01)		0.31	0.30	—		1.87	—
12-31-14	11.44	(0.00	)*	1.26	1.26	0.00	*	0.83	—
Class S2
12-31-18	10.54	(0.01)		(0.24)	(0.25)	—		1.16	—
12-31-17	9.22	(0.02)		2.18	2.16	0.04		0.80	—
12-31-16	9.85	(0.01)		0.69	0.68	—		1.31	—
12-31-15	11.44	(0.02)		0.30	0.28	—		1.87	—
12-31-14	11.08	(0.01)		1.20	1.19	0.00	*	0.83	—
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-18	86.22	(0.20	)•	0.81	0.61	—		15.87	—
12-31-17	72.53	(0.23)		23.41	23.18	—		9.49	—
12-31-16	81.69	(0.25)		0.93	0.68	—		9.84	—
12-31-15	86.54	(0.46	)•	9.58	9.12	—		13.97	—
12-31-14	86.20	(0.42)		7.08	6.66	—		6.32	—
Class I
12-31-18	93.19	0.24		0.71	0.95	0.23		15.87	—
12-31-17	77.44	0.19		25.10	25.29	0.05		9.49	—
12-31-16	86.14	0.13		1.01	1.14	—		9.84	—
12-31-15	90.15	(0.03)		9.99	9.96	—		13.97	—
12-31-14	89.11	0.00	*	7.36	7.36	—		6.32	—
Class S
12-31-18	89.69	0.00	*	0.76	0.76	0.04		15.87	—
12-31-17	74.96	(0.03)		24.25	24.22	—		9.49	—
12-31-16	83.90	(0.08)		0.98	0.90	—		9.84	—
12-31-15	88.33	(0.25	)•	9.79	9.54	—		13.97	—
12-31-14	87.65	(0.22)		7.22	7.00	—		6.32	—
Class S2
12-31-18	87.30	(0.12	)•	0.79	0.67	—		15.87	—
12-31-17	73.27	(0.16	)•	23.68	23.52	—		9.49	—
12-31-16	82.35	(0.17	)•	0.93	0.76	—		9.84	—
12-31-15	87.05	(0.38	)•	9.65	9.27	—		13.97	—
12-31-14	86.59	(0.33	)•	7.11	6.78	—		6.32	—
VY® Templeton Foreign Equity Portfolio
Class ADV
12-31-18	13.06	0.16	•	(2.13)	(1.97)	0.21		—	—
12-31-17	10.90	0.19		2.16	2.35	0.19		—	—
12-31-16	11.08	0.20	•	(0.07)	0.13	0.31		—	—
12-31-15	11.91	0.21	•	(0.63)	(0.42)	0.41		—	—
12-31-14	13.07	0.36	•	(1.26)	(0.90)	0.26		—	—
Class I
12-31-18	13.21	0.23	•	(2.17)	(1.94)	0.27		—	—
12-31-17	11.01	0.25	•	2.20	2.45	0.25		—	—
12-31-16	11.20	0.25	•	(0.06)	0.19	0.38		—	—
12-31-15	12.04	0.28	•	(0.64)	(0.36)	0.48		—	—
12-31-14	13.21	0.43	•	(1.28)	(0.85)	0.32		—	—

						Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class S
12-31-18	1.16	—	9.74	(3.44)		1.02	1.02	1.02	0.11	42,403	19
12-31-17	0.85	—	11.15	24.46		1.02	1.02	1.02	(0.07)	55,222	28
12-31-16	1.32	—	9.71	7.19		1.02	1.02	1.02	0.12	56,578	26
12-31-15	1.87	—	10.30	1.72		1.02	1.02	1.02	(0.08)	30,614	26
12-31-14	0.83	—	11.87	11.65		1.03	1.02	1.02	(0.02)	30,412	27
Class S2
12-31-18	1.16	—	9.13	(3.65)		1.17	1.17	1.17	(0.03)	4,094	19
12-31-17	0.84	—	10.54	24.28		1.17	1.17	1.17	(0.21)	4,103	28
12-31-16	1.31	—	9.22	6.99		1.20	1.17	1.17	(0.06)	4,451	26
12-31-15	1.87	—	9.85	1.60		1.27	1.17	1.17	(0.23)	4,095	26
12-31-14	0.83	—	11.44	11.39		1.28	1.17	1.17	(0.13)	3,893	27
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-18	15.87	—	70.96	(1.57)		1.23	1.21	1.21	(0.24)	239,404	47
12-31-17	9.49	—	86.22	32.91		1.24	1.23	1.23	(0.29)	248,624	51
12-31-16	9.84	—	72.53	1.01		1.24	1.23	1.23	(0.34)	192,546	40
12-31-15	13.97	—	81.69	10.25		1.24	1.23	1.23	(0.54)	202,307	42
12-31-14	6.32	—	86.54	8.16		1.24	1.23	1.23	(0.50)	171,971	35
Class I
12-31-18	16.10	—	78.04	(1.09)		0.73	0.71	0.71	0.27	1,092,998	47
12-31-17	9.54	—	93.19	33.58		0.74	0.73	0.73	0.21	1,101,965	51
12-31-16	9.84	—	77.44	1.51		0.74	0.73	0.73	0.16	989,826	40
12-31-15	13.97	—	86.14	10.81		0.74	0.73	0.73	(0.04)	1,124,421	42
12-31-14	6.32	—	90.15	8.69		0.74	0.73	0.73	0.00 *	1,036,976	35
Class S
12-31-18	15.91	—	74.54	(1.33)		0.98	0.96	0.96	0.01	329,427	47
12-31-17	9.49	—	89.69	33.25		0.99	0.98	0.98	(0.04)	379,473	51
12-31-16	9.84	—	74.96	1.26		0.99	0.98	0.98	(0.10)	336,810	40
12-31-15	13.97	—	83.90	10.54		0.99	0.98	0.98	(0.29)	427,186	42
12-31-14	6.32	—	88.33	8.42		0.99	0.98	0.98	(0.25)	360,966	35
Class S2
12-31-18	15.87	—	72.10	(1.47)		1.13	1.11	1.11	(0.14)	8,564	47
12-31-17	9.49	—	87.30	33.06		1.14	1.13	1.13	(0.19)	9,014	51
12-31-16	9.84	—	73.27	1.10		1.17	1.13	1.13	(0.23)	8,597	40
12-31-15	13.97	—	82.35	10.38		1.24	1.13	1.13	(0.44)	5,361	42
12-31-14	6.32	—	87.05	8.26		1.24	1.13	1.13	(0.38)	4,616	35
VY® Templeton Foreign Equity Portfolio
Class ADV
12-31-18	0.21	—	10.88	(15.32)		1.47	1.40	1.40	1.26	30,149	16
12-31-17	0.19	—	13.06	21.66	(a)	1.46	1.40	1.40	1.50	37,898	14
12-31-16	0.31	—	10.90	1.33		1.46	1.41	1.41	1.84	31,937	15
12-31-15	0.41	—	11.08	(3.83	)(b)	1.45	1.43	1.43	1.76	35,751	10
12-31-14	0.26	—	11.91	(7.01)		1.44	1.42	1.42	2.81	40,973	10
Class I
12-31-18	0.27	—	11.00	(14.95)		0.97	0.90	0.90	1.77	135,229	16
12-31-17	0.25	—	13.21	22.35	(a)	0.96	0.90	0.90	2.00	183,905	14
12-31-16	0.38	—	11.01	1.85		0.96	0.91	0.91	2.33	170,231	15
12-31-15	0.48	—	11.20	(3.34	)(b)	0.95	0.93	0.93	2.29	186,602	10
12-31-14	0.32	—	12.04	(6.59)		0.94	0.92	0.92	3.27	215,838	10

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Templeton Foreign Equity Portfolio (continued)
Class S
12-31-18	13.12	0.19	•	(2.15)	(1.96)	0.23	—	—
12-31-17	10.94	0.22	•	2.18	2.40	0.22	—	—
12-31-16	11.12	0.22	•	(0.05)	0.17	0.35	—	—
12-31-15	11.95	0.25	•	(0.64)	(0.39)	0.44	—	—
12-31-14	13.12	0.40	•	(1.28)	(0.88)	0.29	—	—
Class S2
12-31-18	13.05	0.18	•	(2.16)	(1.98)	0.08	—	—
12-31-17	10.86	0.19	•	2.18	2.37	0.18	—	—
12-31-16	11.06	0.22		(0.08)	0.14	0.34	—	—
12-31-15	11.90	0.23	•	(0.63)	(0.40)	0.44	—	—
12-31-14	13.07	0.34		(1.23)	(0.89)	0.28	—	—

						Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000's)	(%)
VY® Templeton Foreign Equity Portfolio (continued)
Class S
12-31-18	0.23	—	10.93	(15.15)		1.22	1.15	1.15	1.52	309,059	16
12-31-17	0.22	—	13.12	22.00	(a)	1.21	1.15	1.15	1.76	404,801	14
12-31-16	0.35	—	10.94	1.63		1.21	1.16	1.16	2.09	423,390	15
12-31-15	0.44	—	11.12	(3.57	)(b)	1.20	1.18	1.18	2.03	497,824	10
12-31-14	0.29	—	11.95	(6.87)		1.19	1.17	1.17	3.10	584,346	10
Class S2
12-31-18	0.08	—	10.99	(15.26)		1.37	1.30	1.30	1.41	397	16
12-31-17	0.18	—	13.05	21.90	(a)	1.36	1.30	1.30	1.57	999	14
12-31-16	0.34	—	10.86	1.39		1.39	1.31	1.31	1.94	2,321	15
12-31-15	0.44	—	11.06	(3.72	)(b)	1.45	1.33	1.33	1.88	2,510	10
12-31-14	0.28	—	11.90	(6.99)		1.44	1.32	1.32	2.80	2,065	10

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)  Commencement of operations.

(a)  Excluding amounts from foreign withholding tax claims received in the year ended December 31, 2017, Templeton Foreign Equity's total return would have been 21.38%, 21.98%, 21.63%, and 21.53% for Classes ADV, I, S, and S2, respectively.

(b)  Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Templeton Foreign Equity's total return would have been (4.09)%, (3.60)%, (3.83)% and (3.99)% for Classes ADV, I, S and S2, respectively.

•  Calculated using average number of shares outstanding throughout the year or period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-eight active separate investment series. The thirteen series (each, a "Portfolio" and collectively, the "Portfolios") included in this report are: Voya Global Bond Portfolio ("Global Bond"),VY® American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), VY® Baron Growth Portfolio ("Baron Growth"), VY® Columbia Contrarian Core Portfolio ("Columbia Contrarian Core"), VY® Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), VY® Invesco Comstock Portfolio ("Invesco Comstock"), VY® Invesco Equity and Income Portfolio ("Invesco Equity and Income"), VY® JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), VY® Oppenheimer Global Portfolio ("Oppenheimer Global"), VY® Pioneer High Yield Portfolio ("Pioneer High Yield"), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"), VY® T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), and VY® Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio's Prospectus.

The classes of shares included in this report are: Adviser ("Class ADV"), Initial ("Class I"), Class R6, Service ("Class S") and Service 2 ("Class S2"); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC ("Voya IM"), a Delaware limited liability company, serves as the sub-adviser to Global Bond. Voya Investments Distributor, LLC ("VID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

orders. To the extent a Portfolio's assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio's assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios' Board of Directors ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios' valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the sub-advisers' or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the

Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Global Bond and Pioneer High Yield. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Invesco Comstock, Invesco Equity and Income, JPMorgan Mid Cap Value, T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with GAAP for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty's ability or willingness to perform its obligations; any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2018, the maximum amount of loss that Global Bond, Invesco Comstock, and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $2,346,920, $130,411, and $177,896, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts, purchased options and forward premium swaptions were they to be unwound as of December 31, 2018. To reduce the amount of potential loss to Global Bond, the Portfolio had received $100,000 in cash collateral for open OTC transactions at December 31, 2018. There was no cash collateral received by any other Portfolio at December 31, 2018.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and/or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2018, Global Bond, Invesco Comstock and Invesco Equity and Income had a liability position of $3,241,711, $203,696 and $298,408, respectively, on open forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2018, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2018, Global Bond had pledged $940,000 in cash collateral for open OTC derivatives transactions with its respective counterparties. There was no cash collateral pledged by any other Portfolio at December 31, 2018.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2018, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Purchased	Sold
Global Bond**	$178,219,785	$100,730,790
American Century Small-Mid Cap Value*	238,718	11,118,487
Invesco Comstock*	358,047	37,239,273
Invesco Equity and Income*	18,985,720	94,268,615
Templeton Foreign Equity*	—	141,497

*  For the year ended December 31, 2018, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2018. There were no open forward foreign currency contracts for Templeton Foreign Equity at December 31, 2018.

**  For the year ended December 31, 2018, the Portfolio used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at December 31, 2018.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, Global Bond had purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. During the year ended December 31, 2018, Pioneer High Yield had sold futures contracts on equity indices to decrease exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2018, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2018.

	Purchased	Sold
Global Bond	$58,485,950	$38,902,746
Pioneer High Yield	—	1,916,686

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the

Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as "restricted securities." These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

L.  Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements ("MSFTA") with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2018, there was no cash collateral pledged to or received by any Portfolio.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2018, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased or written foreign currency options at December 31, 2018.

During the year ended December 31, 2018, Global Bond had purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2018.

During the year ended December 31, 2018, Global Bond had purchased interest rate caps, floors and steepeners and written interest rate caps, floors and flatteners to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate caps, steepeners, floors or flatteners at December 31, 2018.

During the year ended December 31, 2018, Global Bond had purchased and written forward premium swaptions to manage duration and yield curve exposures and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased forward premium swaptions at December 31, 2018. There were no open written forward premium swaptions at December 31, 2018.

Please refer to Note 8 for the volume of both purchased and written option activity during the year ended December 31, 2018.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2018, Global Bond had purchased credit protection on various credit default swap indices to hedge the credit risk associated with certain sectors of the markets. For the year ended December 31, 2018, Global Bond and Pioneer High Yield had sold credit protection on various credit default swap indices to gain additional exposure to the market or certain sectors of the markets.

During the year ended December 31, 2018, Global Bond and Pioneer High Yield had an average notional amount on credit default swaps to buy and sell protection as disclosed below. Please refer to the table following the Portfolio of Investments for open credit default swaps to sell protection for Global Bond and Pioneer High Yield at December 31, 2018.

	Purchased	Sold
Global Bond	$7,237,686	$9,000,000
Pioneer High Yield	—	3,062,808

At December 31, 2018, Pioneer High Yield had $226,531 in cash collateral paid for open centrally cleared credit default swaps.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2018, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $353,114,740.

For the year ended December 31, 2018, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $464,495,551.

Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2018.

At December 31, 2018, Global Bond had pledged $3,867,000 in cash collateral for open centrally cleared interest rate swaps.

P. Equity-Linked Notes. Invesco Equity and Income invests in equity-linked notes. Equity-linked notes are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked notes is recorded as Interest income in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked note. The risks of investing in equity-linked notes include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity- linked notes and the appreciation potential may be limited. Equity-linked notes may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked notes at December 31, 2018.

Q. Structured Notes. Global Bond and Invesco Equity and Income invest in structured notes whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these notes may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these notes will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured note. Please refer to the Portfolio of Investments for structured notes held by Global Bond and Invesco Equity and Income at December 31, 2018.

R. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Global Bond	$62,617,815	$67,058,182
American Century Small-Mid Cap Value	271,534,290	272,452,167
Baron Growth	27,701,080	106,123,019
Columbia Contrarian Core	189,442,184	234,322,869
Columbia Small Cap Value II	80,370,631	103,576,710
Invesco Comstock	166,978,051	144,902,218
Invesco Equity and Income	401,945,449	535,858,562
JPMorgan Mid Cap Value	61,025,427	162,230,593
Oppenheimer Global	274,242,653	459,943,897
Pioneer High Yield	50,220,819	50,623,047
T. Rowe Price Diversified Mid Cap Growth	192,460,641	287,905,295
T. Rowe Price Growth Equity	870,602,801	918,066,139
Templeton Foreign Equity	86,130,680	151,567,285

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$174,593,695	$171,466,421
Invesco Equity and Income	1,976,404,110	1,991,149,580

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Global Bond	0.600% on the first $4 billion;
0.575% on the next $1 billion;
0.550% on the next $1 billion;
0.530% on assets over $6 billion
American Century Small-Mid Cap Value	1.10% on the first $250 million;
1.05% on the next $250 million;
1.00% on assets over $500 million
Baron Growth	0.950% on the first $1 billion;
0.925% on the next $1 billion;
0.900% on assets over $2 billion
Columbia Contrarian Core	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on assets over $1 billion
Columbia Small Cap Value II	0.85%
Invesco Comstock	0.70%
Invesco Equity and Income(1)	0.65% on the first $750 million;
0.63% on the next $250 million;
0.61% on assets over $1 billion
JPMorgan Mid Cap Value	0.85% on the first $500 million;
0.75% on the next $500 million;
0.70% on assets over $1 billion
Oppenheimer Global	0.70% on the first $3 billion;
0.68% on the next $1 billion;
0.67% on the next $4 billion;
0.66% on assets over $8 billion
Pioneer High Yield	0.70% on the first $2 billion;
0.60% on the next $1 billion;
0.50% on the next $1 billion;
0.40% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.74%
T. Rowe Price Growth Equity	0.70%
Templeton Foreign Equity	0.90% on the first $500 million;
0.85% on assets over $500 million

(1)  The Investment Adviser has contractually agreed to waive 0.01% of the management fee for Invesco Equity and Income. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, T. Rowe Price Growth Equity and Templeton Foreign Equity in connection with sub-advisory fee reductions for these Portfolios. The waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date.

In addition, the Investment Adviser has agreed to further waive a portion of the advisory fee for T. Rowe Price Growth Equity. The waiver for T. Rowe Price Growth Equity is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedule of T. Rowe Price Growth Equity and VY® T. Rowe Price Equity Income Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio's contribution to the amount saved.

For the year ended December 31, 2018, the Investment Adviser waived $5,521, $616,488, $74,245, $53,171, $93,488, $455,167 and $104,946 for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, T. Rowe Price Growth Equity and Templeton Foreign Equity, respectively. Termination or modification of these obligations requires approval by the board.

The sub-advisory fee for JPMorgan Mid Cap Value was reduced on June 1, 2017. In conjunction with the sub-advisory fee reduction, the Investment Adviser has contractually agreed to waive a portion of the management fee by the same amount. For the year ended December 31, 2018, the Investment Adviser waived $3,464 in management fees for the Portfolio. Effective October 22, 2018, the management fee waiver that was put into place for each of the Voya funds sub-advised by J.P. Morgan Investment Management Inc. was terminated.

Templeton Foreign Equity may invest its assets in Templeton Institutional Funds-Foreign Smaller Companies Series ("Foreign Smaller Companies Series"). Templeton Foreign Equity's purchase of shares of Foreign Smaller Companies Series will result in Templeton Foreign Equity paying a proportionate share of the expenses of Foreign Smaller Companies Series. The Investment Adviser will waive its management fee in an amount equal to the advisory fee received by the adviser of the Foreign Smaller Companies Series resulting from the Templeton Foreign Equity's investment into the Foreign Smaller Companies Series. There were no such waivers for the year ended December 31, 2018.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

respective Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock & Invesco Equity and Income	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
Oppenheimer Global	OppenheimerFunds, Inc.
Pioneer High Yield	Amundi Pioneer Asset Management, Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.
Templeton Foreign Equity	Templeton Investment Counsel, LLC

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution (the "Plan"), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV shares and a Portfolio makes payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.02% of the distribution fee for Class S2 shares of Invesco Equity and Income. Termination or modification of this obligation requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to shareholder organizations pursuant to the shareholder servicing plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc., affiliated investment companies or other related/affiliated party owned more than 5% of the following Portfolios:

Entity	Portfolio	Percentage
ReliaStar Life Insurance Company	Oppenheimer Global	6.10%
	Pioneer High Yield	22.44
	T. Rowe Price Diversified Mid Cap Growth	12.16
Security Life of Denver Insurance Company	Global Bond	7.38
	Pioneer High Yield	21.98
Voya Institutional Trust Company	Global Bond	22.50
	American Century Small-Mid Cap Value	46.81
	Baron Growth	16.54
	Columbia Contrarian Core	8.36
	Columbia Small Cap Value II	16.82
	Invesco Comstock	6.31
	JPMorgan Mid Cap Value	26.72
	Oppenheimer Global	12.99
	T. Rowe Price Diversified Mid Cap Growth	12.95
	T. Rowe Price Growth Equity	21.13
	Templeton Foreign Equity	6.04
Voya Insurance and Annuity Company	Baron Growth	39.28
	Columbia Contrarian Core	79.83
	Columbia Small Cap Value II	42.14
	Invesco Comstock	31.27
	Invesco Equity and Income	57.81
	JPMorgan Mid Cap Value	22.66
	Oppenheimer Global	9.47
	T. Rowe Price Growth Equity	15.90
	Templeton Foreign Equity	61.34
Voya Retirement Insurance and Annuity Company	Global Bond	63.87
	American Century Small-Mid Cap Value	50.84
	Baron Growth	39.23
	Columbia Contrarian Core	8.87
	Columbia Small Cap Value II	31.54
	Invesco Comstock	16.80
	Invesco Equity and Income	35.39
	JPMorgan Mid Cap Value	43.94
	Oppenheimer Global	69.42
	Pioneer High Yield	53.29
	T. Rowe Price Diversified Mid Cap Growth	68.73
	T. Rowe Price Growth Equity	50.85
	Templeton Foreign Equity	25.81
Voya Solution 2025 Portfolio	Invesco Comstock	5.08
Voya Solution 2035 Portfolio	Invesco Comstock	10.98
Voya Solution 2045 Portfolio	Invesco Comstock	9.26
Voya Solution Moderately Aggressive Portfolio	Invesco Comstock	9.21

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios' sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the "Notional Funds"). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors' deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statements of Assets and Liabilities. Deferral of directors' fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios' assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended December 31, 2018, Pioneer High Yield engaged in such transactions totaling $2,979,401 in purchases.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Global Bond(1)	1.17%	0.67%	N/A	0.92%	N/A
American Century Small-Mid Cap Value	1.52%	1.02%	N/A	1.27%	1.42%
Baron Growth	1.55%	1.05%	1.05%	1.30%	1.45%
Columbia Contrarian Core(2)	N/A	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.65%	1.15%	1.15%	1.40%	1.55%
Invesco Comstock(3)	N/A	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	N/A	0.90%	1.05%
JPMorgan Mid Cap Value	1.50%	1.00%	N/A	1.25%	1.40%
Oppenheimer Global	1.30%	0.80%	N/A	1.05%	1.20%
Pioneer High Yield	N/A	0.71%	N/A	0.96%	N/A
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	N/A	1.00%	1.15%
Templeton Foreign Equity(4)	1.48%	0.98%	N/A	1.23%	1.38%

(1)  Prior to May 1, 2018, the expense limits were 1.10%, 0.60%, and 0.85% for Class ADV, Class I and Class S, respectively.

(2)  Pursuant to a side letter agreement, through May 1, 2019, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.25%, 0.75% and 1.00% for Class ADV, Class I and Class S, respectively. Prior to May 1, 2018, the side letter agreement expenses limits were 1.24%, 0.74% and 0.99% for Class ADV, Class I and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)  Pursuant to a side letter agreement, through May 1, 2019, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.31%, 0.81% and 1.06% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(4)  Pursuant to a side letter agreement, through May 1, 2019, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.42%, 0.92%, 1.17% and 1.32% for Class ADV, Class I, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

At December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2019	2020	2021	Total
Global Bond	$142,214	$148,091	$48,917	$339,222
American Century Small-Mid Cap Value	397,677	448,785	471,897	1,318,359
Invesco Equity and Income	331,544	320,129	338,591	990,264
Pioneer High Yield	65,632	71,559	69,613	206,804

The Expense Limitation Agreement is contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Cost
Balance at 12/31/2017	—	$—
Options Purchased	45,000,000	187,200
Options Terminated in Closing Sell Transactions	(45,000,000)	(187,200)
Balance at 12/31/2018	—	$—

Transactions in purchased interest rate swaptions for Global Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Cost
Balance at 12/31/2017	267,700,000	$2,633,137
Options Purchased	8,172,150,000	30,137,692
Options Terminated in Closing Sell Transactions	(6,987,400,000)	(30,728,582)
Options Expired	(1,357,650,000)	(1,738,413)
Balance at 12/31/2018	94,800,000	$303,834

Transactions in purchased forward premium swaptions for Global Bond during the December ended December 31, 2018 were as follows:

	USD Notional	Cost Payable
Balance at 12/31/2017	—	$—
Options Purchased	275,020,000	—
Options Terminated in Closing Sell Transactions	(214,000,000)	—
Balance at 12/31/2018	61,020,000	$—

Transactions in purchased interest rate caps for Global Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Cost
Balance at 12/31/2017	236,800,000	$33,152
Options Purchased	473,700,000	142,110
Options Terminated in Closing Sell Transactions	(710,500,000)	(175,262)
Balance at 12/31/2018	—	$—

Transactions in purchased interest rate floors for Global Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Cost
Balance at 12/31/2017	—	$—
Options Purchased	1,894,700,000	236,838
Options Terminated in Closing Sell Transactions	(947,350,000)	(118,419)
Options Expired	(947,350,000)	(118,419)
Balance at 12/31/2018	—	$—

Transactions in purchased option steepeners for Global Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Cost
Balance at 12/31/2017	23,680	$2,368
Options Expired	(23,680)	(2,368)
Balance at 12/31/2018	—	$—

Transactions in written foreign currency options for Global Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Cost
Balance at 12/31/2017	—	$—
Options Written	45,000,000	177,525
Options Terminated in Closing Sell Transactions	(45,000,000)	(177,525)
Balance at 12/31/2018	—	$—

Transactions in written interest rate swaptions for Global Bond during the year ended December 31, 2018 were as follows:

	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2017	—	300,900,000	$2,468,039
Options Written	189,600,000	8,156,050,000	35,474,793
Options Terminated in Closing Purchase Transactions	(189,600,000)	(8,096,700,000)	(36,810,306)
Options Expired	—	(265,450,000)	(798,356)
Balance at 12/31/2018	—	94,800,000	$334,170

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 8 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written forward premium swaptions for Global Bond during the year ended December 31, 2018 were as follows:

	USD Notional	Premiums Receivable
Balance at 12/31/2017	—	$—
Options Purchased	78,200,000	—
Options Terminated in Closing Sell Transactions	(78,200,000)	—
Balance at 12/31/2018	—	$—

Transactions in written interest rate caps for Global Bond for the year ended December 31, 2018 were as follows:

	USDPremiums Notional	Received
Balance at 12/31/2017	—	$—
Options Written	947,400,000	229,745
Options Terminated in Closing Purchase Transactions	(947,400,000)	(229,745)
Balance at 12/31/2018	—	$—

Transactions in written interest rate floors for Global Bond for the year ended December 31, 2018 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2017	236,800,000	$35,520
Options Written	1,421,100,000	1,136,880
Options Terminated in Closing Purchase Transactions	(1,657,900,000)	(1,172,400)
Balance at 12/31/2018	—	$—

Transactions in written interest rate flatteners for Global Bond for the year ended December 31, 2018 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/2017	23,680	$—
Options Expired	(23,680)	—
Balance at 12/31/2018	—	$—

NOTE 9 — LINE OF CREDIT

Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2018 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	16	$7,268,406	2.69%
Baron Growth	49	2,860,041	2.44
Oppenheimer Global	5	1,116,600	2.91
Pioneer High Yield(1)	5	824,200	3.22
T. Rowe Price Diversified Mid Cap Growth	28	1,102,250	2.79
T. Rowe Price Growth Equity	8	3,562,625	2.47

(1)  At December 31, 2018, Pioneer High Yield had an outstanding balance of $813,000.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/2018	107,461	—	72,678	(311,313)	(131,174)	1,157,396	—	769,925	(3,327,931)	(1,400,610)
12/31/2017	128,282	—	47,648	(277,672)	(101,742)	1,365,036	—	511,317	(2,961,339)	(1,084,986)
Class I
12/31/2018	911,412	—	537,701	(2,033,504)	(584,391)	10,018,950	—	5,803,370	(22,121,742)	(6,299,422)
12/31/2017	680,805	—	382,622	(2,220,463)	(1,157,036)	7,442,323	—	4,176,794	(24,015,554)	(12,396,437)
Class S
12/31/2018	357,448	—	126,794	(825,761)	(341,519)	3,946,498	—	1,366,597	(8,967,470)	(3,654,375)
12/31/2017	485,526	—	87,843	(720,342)	(146,973)	5,274,739	—	957,957	(7,792,658)	(1,559,962)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
American Century Small-Mid Cap Value
Class ADV
12/31/2018	613,792	—	1,071,992	(1,311,960)	373,824	6,960,016	—	12,531,586	(15,681,948)	3,809,654
12/31/2017	1,273,611	—	459,511	(1,104,163)	628,959	15,480,756	—	5,440,612	(13,511,146)	7,410,222
Class I
12/31/2018	3,435,749	—	1,517,587	(2,373,300)	2,580,036	45,855,002	—	18,924,313	(30,367,166)	34,412,149
12/31/2017	2,316,647	—	616,094	(4,007,876)	(1,075,135)	29,878,367	—	7,725,817	(51,684,822)	(14,080,638)
Class S
12/31/2018	396,054	—	902,227	(1,448,064)	(149,783)	5,116,135	—	11,088,373	(18,075,907)	(1,871,399)
12/31/2017	1,140,010	—	408,038	(1,402,449)	145,599	14,536,039	—	5,051,508	(17,912,614)	1,674,933
Class S2
12/31/2018	123,487	—	38,390	(227,466)	(65,589)	1,469,422	—	448,005	(2,658,259)	(740,832)
12/31/2017	88,532	—	17,963	(147,039)	(40,544)	1,084,585	—	212,143	(1,806,712)	(509,984)
Baron Growth
Class ADV
12/31/2018	300,567	—	328,131	(468,556)	160,142	8,872,455	—	9,617,517	(13,262,712)	5,227,260
12/31/2017	141,794	—	399,679	(496,797)	44,676	3,876,341	—	10,303,718	(13,551,988)	628,071
Class I
12/31/2018	1,026,844	—	393,231	(1,843,012)	(422,937)	34,412,110	—	12,799,676	(59,860,928)	(12,649,142)
12/31/2017	408,359	—	642,944	(1,894,705)	(843,402)	12,294,387	—	18,143,871	(56,356,725)	(25,918,467)
Class R6
12/31/2018	207,770	—	39,826	(74,487)	173,109	6,540,912	—	1,297,132	(2,403,899)	5,434,145
12/31/2017	361,465	—	8,442	(28,559)	341,348	11,011,062	—	238,305	(846,236)	10,403,131
Class S
12/31/2018	1,119,922	—	1,673,908	(2,967,774)	(173,944)	36,139,530	—	51,924,632	(89,260,707)	(1,196,545)
12/31/2017	1,113,946	—	2,267,091	(4,336,445)	(955,408)	32,227,401	—	61,370,163	(123,509,735)	(29,912,171)
Class S2
12/31/2018	23,784	—	7,926	(31,698)	12	738,495	—	234,454	(915,458)	57,491
12/31/2017	13,674	—	9,024	(62,094)	(39,396)	371,211	—	234,357	(1,776,996)	(1,171,428)
Columbia Contrarian Core
Class ADV
12/31/2018	49,081	—	134,249	(331,366)	(148,036)	1,069,831	—	2,909,173	(7,381,566)	(3,402,562)
12/31/2017	99,184	—	86,050	(154,736)	30,498	2,213,239	—	1,883,632	(3,445,221)	651,650
Class I
12/31/2018	29,872	—	46,913	(88,763)	(11,978)	715,909	—	1,071,961	(2,093,065)	(305,195)
12/31/2017	29,491	—	29,602	(139,937)	(80,844)	689,950	—	679,364	(3,217,272)	(1,847,958)
Class S
12/31/2018	184,454	—	1,294,345	(1,955,721)	(476,922)	3,984,200	—	28,941,556	(45,417,709)	(12,491,953)
12/31/2017	122,711	—	857,148	(2,813,079)	(1,833,220)	2,803,471	—	19,294,405	(64,190,432)	(42,092,556)
Columbia Small Cap Value II
Class ADV
12/31/2018	227,250	—	201,218	(396,799)	31,669	4,035,866	—	3,708,442	(7,407,431)	336,877
12/31/2017	380,508	—	86,086	(537,902)	(71,308)	7,090,123	—	1,540,950	(10,025,990)	(1,394,917)
Class I
12/31/2018	566,411	—	244,876	(715,737)	95,550	11,432,694	—	4,664,883	(14,142,351)	1,955,226
12/31/2017	598,665	—	111,151	(1,141,377)	(431,561)	11,537,760	—	2,049,620	(21,880,016)	(8,292,636)
Class R6
12/31/2018	167,370	—	35,110	(61,775)	140,705	3,303,461	—	669,195	(1,190,120)	2,782,536
12/31/2017	213,365	—	6,336	(23,579)	196,122	4,128,456	—	116,893	(458,426)	3,786,923
Class S
12/31/2018	300,878	—	632,496	(1,144,288)	(210,914)	5,236,661	—	12,004,777	(22,016,618)	(4,775,180)
12/31/2017	262,690	—	304,578	(2,039,675)	(1,472,407)	5,083,662	—	5,595,104	(39,135,759)	(28,456,993)
Class S2
12/31/2018	32,079	—	20,026	(59,021)	(6,916)	626,038	—	368,284	(1,094,565)	(100,243)
12/31/2017	35,765	—	12,693	(189,825)	(141,367)	665,308	—	226,580	(3,564,611)	(2,672,723)
Invesco Comstock
Class ADV
12/31/2018	51,425	—	19,900	(256,551)	(185,226)	1,004,115	—	343,478	(5,197,952)	(3,850,359)
12/31/2017	98,884	—	17,308	(310,862)	(194,670)	1,801,457	—	334,147	(5,699,252)	(3,563,648)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Invesco Comstock (continued)
Class I
12/31/2018	5,430,306	—	218,682	(2,397,948)	3,251,040	108,367,907	—	3,805,062	(49,370,454)	62,802,515
12/31/2017	1,082,768	—	130,626	(3,093,588)	(1,880,194)	19,788,295	—	2,586,848	(56,589,093)	(34,213,950)
Class S
12/31/2018	967,823	—	188,601	(2,367,511)	(1,211,087)	19,843,128	—	3,279,768	(48,285,650)	(25,162,754)
12/31/2017	1,061,639	—	161,017	(4,385,990)	(3,163,334)	19,098,021	—	3,158,173	(80,487,395)	(58,231,201)
Invesco Equity and Income
Class ADV
12/31/2018	81,155	—	91,253	(229,247)	(56,839)	3,648,189	—	3,961,563	(9,984,995)	(2,375,243)
12/31/2017	179,881	—	44,151	(184,517)	39,515	8,148,670	—	2,018,955	(8,391,843)	1,775,782
Class I
12/31/2018	104,499	—	1,004,991	(1,787,520)	(678,030)	4,853,395	—	44,057,761	(82,254,303)	(33,343,147)
12/31/2017	176,109	—	582,501	(1,489,600)	(730,990)	8,118,081	—	27,122,967	(69,117,060)	(33,876,012)
Class S
12/31/2018	118,305	—	979,094	(2,134,911)	(1,037,512)	5,275,466	—	42,757,248	(97,706,897)	(49,674,183)
12/31/2017	134,816	—	556,519	(3,190,895)	(2,499,560)	6,169,361	—	25,697,839	(146,664,061)	(114,796,861)
Class S2
12/31/2018	78,918	—	678,477	(1,483,010)	(725,615)	3,396,456	—	29,253,116	(67,028,738)	(34,379,166)
12/31/2017	295,115	—	366,805	(1,829,528)	(1,167,608)	13,316,841	—	16,696,466	(82,966,508)	(52,953,201)
JPMorgan Mid Cap Value
Class ADV
12/31/2018	284,401	—	475,470	(705,865)	54,006	5,101,884	—	8,727,492	(13,480,108)	349,268
12/31/2017	294,850	—	511,206	(836,242)	(30,186)	5,804,921	—	9,643,536	(16,464,711)	(1,016,254)
Class I
12/31/2018	624,104	—	904,875	(2,968,852)	(1,439,873)	12,311,094	—	16,991,070	(59,119,229)	(29,817,065)
12/31/2017	1,197,570	—	1,119,189	(2,850,311)	(533,552)	24,507,161	—	21,764,273	(57,612,445)	(11,341,011)
Class S
12/31/2018	171,038	—	1,155,320	(2,416,380)	(1,090,022)	3,188,532	—	21,524,896	(46,776,268)	(22,062,840)
12/31/2017	300,409	—	1,385,434	(3,804,102)	(2,118,259)	6,065,319	—	26,605,742	(75,880,829)	(43,209,768)
Class S2
12/31/2018	14,255	—	13,541	(64,364)	(36,568)	274,204	—	247,852	(1,240,162)	(718,106)
12/31/2017	38,685	—	19,880	(85,022)	(26,457)	763,114	—	374,052	(1,649,921)	(512,755)
Oppenheimer Global
Class ADV
12/31/2018	633,609	—	474,485	(760,606)	347,488	13,358,244	—	9,769,648	(15,739,471)	7,388,421
12/31/2017	625,755	—	45,631	(754,477)	(83,091)	12,232,396	—	891,168	(14,075,962)	(952,398)
Class I
12/31/2018	1,123,768	—	4,936,736	(8,624,635)	(2,564,131)	25,291,868	—	106,189,185	(187,567,248)	(56,086,195)
12/31/2017	1,917,311	—	771,338	(6,602,141)	(3,913,492)	36,700,944	—	15,673,599	(129,425,679)	(77,051,136)
Class S
12/31/2018	626,522	—	835,391	(2,776,365)	(1,314,452)	13,220,396	—	17,292,594	(58,501,665)	(27,988,675)
12/31/2017	2,199,107	—	112,713	(2,153,352)	158,468	41,756,204	—	2,210,306	(40,391,200)	3,575,310
Class S2
12/31/2018	56,448	—	18,913	(29,829)	45,532	1,167,011	—	380,527	(597,991)	949,547
12/31/2017	37,268	—	2,289	(66,589)	(27,032)	705,061	—	43,743	(1,343,678)	(594,874)
Pioneer High Yield
Class I
12/31/2018	913,892	—	436,451	(1,408,679)	(58,336)	10,727,168	—	5,069,426	(16,360,168)	(563,574)
12/31/2017	841,543	—	415,844	(1,560,684)	(303,297)	10,032,678	—	4,964,852	(18,587,981)	(3,590,451)
Class S
12/31/2018	61,189	—	11,972	(186,288)	(113,127)	718,489	—	139,264	(2,170,449)	(1,312,696)
12/31/2017	54,382	—	14,597	(140,182)	(71,203)	647,640	—	174,026	(1,660,160)	(838,494)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2018	798,669	—	688,512	(660,539)	826,642	8,480,509	—	7,077,906	(6,722,707)	8,835,708
12/31/2017	550,952	—	455,332	(477,636)	528,648	5,533,384	—	4,366,636	(4,738,144)	5,161,876

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Diversified Mid Cap Growth (continued)
Class I
12/31/2018	1,199,176	—	7,399,482	(9,389,775)	(791,117)	14,034,229	—	84,724,065	(109,632,993)	(10,874,699)
12/31/2017	5,573,549	—	6,107,900	(9,041,136)	2,640,313	58,936,316	—	64,377,262	(98,883,389)	24,430,189
Class R6
12/31/2018	859,308	—	114,839	(237,675)	736,472	10,179,816	—	1,316,053	(2,802,680)	8,693,189
12/31/2017	706,212	—	41,213	(49,984)	697,441	7,790,739	—	434,388	(542,501)	7,682,626
Class S
12/31/2018	356,278	—	461,138	(1,415,694)	(598,278)	4,036,987	—	5,077,125	(16,026,103)	(6,911,991)
12/31/2017	595,095	—	389,886	(1,859,261)	(874,280)	6,343,254	—	3,965,144	(19,072,570)	(8,764,172)
Class S2
12/31/2018	94,906	—	43,824	(79,822)	58,908	1,023,328	—	452,699	(875,851)	600,176
12/31/2017	44,450	—	40,454	(178,357)	(93,453)	453,368	—	389,167	(1,771,560)	(929,025)
T. Rowe Price Growth Equity
Class ADV
12/31/2018	261,182	—	559,992	(330,772)	490,402	22,951,628	—	45,353,718	(27,985,404)	40,319,942
12/31/2017	218,115	—	305,644	(294,931)	228,828	18,360,766	—	24,552,336	(23,990,510)	18,922,592
Class I
12/31/2018	2,230,797	—	2,199,050	(2,249,562)	2,180,285	213,234,651	—	195,495,575	(213,135,984)	195,594,242
12/31/2017	662,676	—	1,265,199	(2,884,588)	(956,713)	59,360,712	—	109,629,478	(254,338,020)	(85,347,830)
Class S
12/31/2018	480,816	—	774,336	(1,066,587)	188,565	46,196,756	—	65,810,841	(94,161,918)	17,845,679
12/31/2017	513,742	—	458,035	(1,234,032)	(262,255)	44,631,473	—	38,236,738	(102,055,398)	(19,187,187)
Class S2
12/31/2018	19,695	—	19,769	(23,934)	15,530	1,762,920	—	1,626,233	(2,117,285)	1,271,868
12/31/2017	14,303	—	13,302	(41,684)	(14,079)	1,201,044	—	1,081,420	(3,563,399)	(1,280,935)
Templeton Foreign Equity
Class ADV
12/31/2018	204,397	—	45,777	(379,502)	(129,328)	2,498,165	—	573,585	(4,728,970)	(1,657,220)
12/31/2017	330,072	—	44,396	(404,112)	(29,644)	4,021,746	—	555,843	(4,921,306)	(343,717)
Class I
12/31/2018	338,766	—	274,300	(2,243,203)	(1,630,137)	4,293,304	—	3,467,151	(28,466,112)	(20,705,657)
12/31/2017	575,493	—	283,091	(2,396,231)	(1,537,647)	7,195,681	—	3,578,275	(29,617,070)	(18,843,114)
Class S
12/31/2018	996,742	—	534,532	(4,108,088)	(2,576,814)	11,842,738	—	6,719,064	(51,763,740)	(33,201,938)
12/31/2017	463,022	—	595,243	(8,915,080)	(7,856,815)	5,427,287	—	7,476,254	(109,538,094)	(96,634,553)
Class S2
12/31/2018	10,549	—	225	(51,196)	(40,422)	134,321	—	2,851	(667,749)	(530,577)
12/31/2017	20,466	—	1,997	(159,552)	(137,089)	249,260	—	24,956	(1,933,986)	(1,659,770)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the

Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2018:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$114,678	$(114,678)	$—
Citigroup Global Markets Inc.	96,378	(96,378)	—
Goldman, Sachs & Co. LLC	2,149	(2,149)	—
UBS Securities LLC.	467,265	(467,265)	—
Total	$680,470	$(680,470)	$—

(1)  Collateral with a fair value of $715,985 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$542,513	$(542,513)	$—
Cantor Fitzgerald & Co	109,496	(109,496)	—
Citigroup Global Markets Inc.	89,861	(89,861)	—
Credit Suisse Securities (USA) LLC	147,138	(147,138)	—
HSBC Bank PLC	10,536	(10,536)	—
J.P. Morgan Securities LLC	325,353	(325,353)	—
Morgan Stanley & Co. LLC	3,326,512	(3,326,512)	—
National Bank Of Canada Financial Inc	11,414	(11,414)	—
Natixis Securities America LLC	54,838	(54,838)	—
RBC Capital Markets, LLC	14,282	(14,282)	—
Scotia Capital (USA) INC	397,543	(397,543)	—
BMO Capital Markets Corp	89,336	(89,336)	—
Citadel Securities LLC	610,601	(610,601)	—
Citadel Clearing LLC	52,695	(52,695)	—
Morgan Stanley & Co. LLC	1,885,112	(1,885,112)	—
Scotia Capital (USA) INC	11,902	(11,902)	—
Total	$7,679,132	$(7,679,132)	$—

(1)  Collateral with a fair value of $ 7,887,149 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$286,134	$(286,134)	$—
Citadel Clearing LLC	19,142	(19,142)	—
Credit Suisse Securities (USA) LLC	89,531	(89,531)	—
Jefferies LLC	12,832,708	(12,832,708)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,557,180	(1,557,180)	—
Nomura Securities International, Inc.	1,873,842	(1,873,842)	—
Wells Fargo Securities LLC	1,652,739	(1,652,739)	—
Total	$18,311,276	$(18,311,276)	$—

(1)  Collateral with a fair value of $18,737,398 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Bank Of Canada Financial Inc	$733,284	$(733,284)	$—
Wells Fargo Bank Na	3,855	(3,855)	—
Total	$737,139	$(737,139)	$—

(1)  Collateral with a fair value of $759,037 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Oppenheimer Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$797,280	$(797,280)	$—
Citadel Securities LLC	858,322	(858,322)	—
Citadel Clearing LLC	3,623,516	(3,623,516)	—
Citigroup Global Markets Limited	553,035	(553,035)	—
Citigroup Global Markets Inc.	334,870	(334,870)	—
Deutsche Bank Securities Inc.	1,635,245	(1,635,245)	—
Janney Montgomery Scott LLC	73,595	(73,595)	—
Jefferies LLC	281,600	(281,600)	—
Morgan Stanley & Co. LLC	104,529	(104,529)	—
Natixis Securities America LLC	66,736	(66,736)	—
RBC Capital Markets, LLC	10,776	(10,776)	—
Total	$8,339,504	$(8,339,504)	$—

(1)  Collateral with a fair value of $8,653,352 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$3,589,737	$(3,589,737)	$—
Citadel Clearing LLC	903,985	(903,985)	—
Citigroup Global Markets Inc.	1,668,776	(1,668,776)	—
Goldman, Sachs & Co. LLC	601,389	(601,389)	—
HSBC Bank PLC	1,193,986	(1,193,986)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

T. Rowe Price Diversified Mid Cap Growth (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$195,520	$(195,520)	$—
Jefferies LLC	12,565	(12,565)	—
Morgan Stanley & Co. LLC	4,467,853	(4,467,853)	—
National Bank Of Canada Financial Inc	2,121,378	(2,121,378)	—
Natixis Securities America LLC	2,730	(2,730)	—
Nomura Securities International, Inc.	677,310	(677,310)	—
SG Americas Securities, LLC	37,053	(37,053)	—
Scotia Capital (USA) INC	203,808	(203,808)	—
Wells Fargo Securities LLC	314,369	(314,369)	—
Total	$15,990,459	$(15,990,459)	$—

(1)  Collateral with a fair value of $16,458,930 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$2,958,948	$(2,958,948)	$—
Deutsche Bank Securities Inc.	249,650	(249,650)	—
J.P. Morgan Securities LLC	1,013,057	(1,013,057)	—
National Bank Of Canada Financial Inc	1,796,949	(1,796,949)	—
Scotia Capital (USA) INC	2,578,080	(2,578,080)	—
Total	$8,596,684	$(8,596,684)	$—

(1)  Collateral with a fair value of $8,802,952 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Templeton Foreign Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$339,130	$(339,130)	$—
JP Morgan Securities, Plc.	1,873,033	(1,873,033)	—
Nomura Securities International, Inc.	2,043,630	(2,043,630)	—
RBC Capital Markets, LLC	54,665	(54,665)	—
SG Americas Securities, LLC	4,205	(4,205)	—
Total	$4,314,663	$(4,314,663)	$—

(1)  Collateral with a fair value of $4,482,018 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower's discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At December 31, 2018, there were no unfunded loan commitments.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2018:

	Paid-in Capital	Distributable Earnings
American Century Small-Mid Cap Value	$(581)	$581
Baron Growth	(326,664)	326,664
Invesco Comstock	68,712	(68,712)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Global Bond	$7,939,892	$—	$5,646,068	$—
American Century Small-Mid Cap Value	15,059,560	27,932,717	9,472,022	8,958,058
Baron Growth	3,009,782	72,863,629	5,906,024	84,384,390
Columbia Contrarian Core	4,280,361	28,642,329	3,182,935	18,674,466
Columbia Small Cap Value II	3,298,285	18,117,296	715,817	8,813,330
Invesco Comstock	7,428,308	—	6,079,168	—
Invesco Equity and Income	26,090,360	93,939,328	29,711,609	41,824,618
JPMorgan Mid Cap Value	7,147,783	40,343,527	8,035,488	50,352,115
Oppenheimer Global	28,967,304	104,664,650	16,342,479	2,476,337
Pioneer High Yield	5,208,690	—	5,138,878	—
T. Rowe Price Diversified Mid Cap Growth	7,473,924	91,173,924	9,291,817	64,240,780
T. Rowe Price Growth Equity	8,462,876	299,823,491	565,610	172,934,362
Templeton Foreign Equity	10,762,651	—	11,635,328	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2018 were:

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Global Bond	$6,278,676	$—	$(6,700,865)	$(1,805,913)	Short-term	None
				(4,913,007)	Long-term	None
				$(6,718,920)
American Century Small-Mid Cap Value	13,841,741	26,497,656	(54,613,409)	—	—	—
Baron Growth	—	68,332,127	405,991,216	—	—	—
Columbia Contrarian Core	2,511,142	31,308,820	12,831,612	—	—	—
Columbia Small Cap Value II	587,706	20,243,975	(84,762)	—	—	—
Invesco Comstock	3,956,471	40,103,220	2,388,755	—	—	—
Invesco Equity and Income	5,279,800	70,721,983	(15,991,510)	—	—	—
JPMorgan Mid Cap Value	2,468,684	52,285,518	48,129,191	—	—	—
Oppenheimer Global	7,800,813	247,080,921	415,706,058	—	—	—
Pioneer High Yield	2,790,630	—	(5,243,003)	(486,307)	Short-term	None
				(2,415,470)	Long-term	None
				$(2,901,777)
T. Rowe Price Diversified Mid Cap Growth	6,129,082	106,324,379	163,948,673	—	—	—
T. Rowe Price Growth Equity	2,350,307	211,324,300	251,881,587	—	—	—
Templeton Foreign Equity	9,130,863	38,955,627	17,173,632	—	—	—

The Portfolios' major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2018, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:

	Global Bond	American Century Small-Mid Cap Value	Baron Growth	Columbia Contrarian Core	Columbia Small Cap Value II	Invesco Comstock	Invesco Equity and Income
Distributions from net investment income:
Class ADV	$(511,317)	$(1,009,008)	$(472,568)	$(236,421)	$(60,081)	$(334,147)	$(706,585)
Class I	(4,176,794)	(1,888,408)	(1,502,041)	(120,908)	(246,775)	(2,586,848)	(12,863,459)
Class R6	—	—	(19,734)	—	(14,085)	—	—
Class S	(957,957)	(1,080,278)	(3,905,958)	(2,825,606)	(384,597)	(3,158,173)	(10,168,042)
Class S2	—	(40,449)	(7,458)	—	(10,279)	—	(5,973,523)
	$(5,646,068)	$(4,018,143)	$(5,907,759)	$(3,182,935)	$(715,817)	$(6,079,168)	$(29,711,609)
Distributions from net realized gains:
Class ADV	$—	$(4,431,604)	$(9,831,150)	$(1,647,211)	$(1,480,869)	$—	$(1,312,370)
Class I	—	(5,837,409)	(16,641,830)	(558,456)	(1,802,845)	—	(14,259,508)
Class R6	—	—	(218,571)	—	(102,808)	—	—
Class S	—	(3,971,230)	(57,464,205)	(16,468,799)	(5,210,507)	—	(15,529,797)
Class S2	—	(171,694)	(226,899)	—	(216,301)	—	(10,722,943)
	$—	$(14,411,937)	$(84,382,655)	$(18,674,466)	$(8,813,330)	$—	$(41,824,618)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$5,889,353	$4,223,160	$(23,339)	$2,602,940	$561,259	$791,452	$1,822,110

	JPMorgan Mid Cap Value	Oppenheimer Global	Pioneer High Yield	T. Rowe Price Diversified Mid Cap Growth	T. Rowe Price Growth Equity	Templeton Foreign Equity
Distributions from net investment income:
Class ADV	$(367,446)	$(718,720)	$—	$(131,843)	$—	$(555,843)
Class I	(1,780,656)	(13,712,818)	(4,964,852)	(5,216,194)	(565,610)	(3,578,275)
Class R6	—	—	—	(35,197)	—	—
Class S	(1,537,684)	(1,874,426)	(174,026)	(230,672)	—	(7,476,254)
Class S2	(14,734)	(36,515)	—	(16,432)	—	(24,956)
	$(3,700,520)	$(16,342,479)	$(5,138,878)	$(5,630,338)	$(565,610)	$(11,635,328)
Distributions from net realized gains:
Class ADV	$(9,276,090)	$(172,448)	$—	$(4,234,793)	$(24,552,336)	$—
Class I	(19,983,617)	(1,960,781)	—	(59,161,068)	(109,063,868)	—
Class R6	—	—	—	(399,191)	—	—
Class S	(25,068,058)	(335,880)	—	(3,734,472)	(38,236,738)	—
Class S2	(359,318)	(7,228)	—	(372,735)	(1,081,420)	—
	$(54,687,083)	$(2,476,337)	$—	$(67,902,259)	$(172,934,362)	$—
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$406,606	$26,293,131	$3,004,403	$1,555,502	$2,961,695	$13,941,969

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to December 31, 2018, the following Portfolios paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class ADV	$0.0210	February 1, 2019	Daily
Class I	$0.0259	February 1, 2019	Daily
Class S	$0.0236	February 1, 2019	Daily
Pioneer High Yield
Class I	$0.0316	February 1, 2019	Daily
Class S	$0.0291	February 1, 2019	Daily

Management Fee waivers: On September 14, 2018, the Board approved a management fee waiver for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, and T. Rowe Price Growth Equity. Effective May 1, 2019, the Investment Adviser has agreed to waive 0.003%, 0.165%, 0.023%, 0.027%, 0.017%, and 0.019% of the management fee for each of the Portfolio's, respectively. Any fees waived or reimbursed are not eligible for recoupment. This waiver replaces the management fee waiver effective in connection with a sub-advisory fee reduction. The termination of this obligation was also approved by the Board on September 14, 2018.

Fund changes: On January 25, 2019, the Board approved the sub-adviser replacement of Templeton Investment Counsel, LLC with Voya Investment Management Co. LLC for Templeton Foreign Equity, along with related changes to the Portfolio's name, and expense structure, all effective May 1, 2019. The Portfolio will be renamed "Voya International High Dividend Low Volatility Portfolio", the management fee will be reduced to 0.60% on all assets and the Investment Adviser, through May 1, 2020, has further lowered the expense limits so that they will be 1.25%, 0.75%, 1.00% and 1.15% for Class ADV, Class I, Class S, and Class S2, respectively. In conjunction with the reduced expense limits, the Investment Adviser will no longer be obligated to waive a portion of the management fee for the Portfolio. The termination of the side letter expense limitation agreement and the management fee waiver obligation were also approved by the Board on January 25, 2019.

Reorganization: The Board approved a proposal to reorganize Pioneer High Yield (the "Merging Portfolio"), with and into Voya High Yield Portfolio, which is not included in this report, (the "Reorganization"). The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio at a shareholder meeting scheduled to be held on or about July 23, 2019. The Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 23, 2019.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 23.0%
		Brazil: 0.5%
900,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	$1,011,150	0.5
		Canada: 0.6%
215,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	198,337	0.1
1,020,000		Other Securities	962,619	0.5
			1,160,956	0.6
		China: 0.3%
601,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	588,312	0.3
		France: 0.5%
572,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	555,060	0.3
287,000	(1)	BPCE SA, 5.150%, 07/21/2024	288,513	0.1
226,000	(1)	Electricite de France SA, 2.350%, 10/13/2020	222,782	0.1
			1,066,355	0.5
		Guernsey: 0.3%
716,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	708,395	0.3
		Ireland: 0.3%
652,000		Other Securities	573,474	0.3
		Israel: 0.1%
225,000		Other Securities	193,969	0.1
		Italy: 0.1%
180,000		Other Securities	179,663	0.1
		Japan: 0.8%
200,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	193,722	0.1
Principal Amount†					Value	Percentage of Net Assets
	790,000	(1)		MUFG Bank Ltd, 2.300%, 03/05/2020	$782,548	0.4
	639,000			Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	633,538	0.3
					1,609,808	0.8
				Luxembourg: 0.1%
	185,000	(1)		Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	178,294	0.1
				Mexico: 0.0%
MXN	73,299	(2)		JPMorgan Hipotecaria su Casita, 6.100%, 09/25/2035	3,720	0.0
MXN	1,007,437	(3	),(4)	Other Securities	—	—
					3,720	0.0
				Netherlands: 0.9%
	690,000			Shell International Finance BV, 3.250%, 05/11/2025	681,251	0.3
	361,000			Shell International Finance BV, 4.000%, 05/10/2046	349,966	0.2
	300,000	(1)		Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	273,757	0.2
	439,000			Other Securities	455,031	0.2
					1,760,005	0.9
				Norway: 0.2%
	380,000			Other Securities	369,406	0.2
				South Africa: 0.0%
ZAR	1,000,000			Other Securities	72,549	0.0
				Sweden: 0.1%
	298,000	(1	),(5)	Nordea Bank ABP, 5.500%, 12/31/2199	291,295	0.1
				Switzerland: 0.3%
	400,000	(1)		Credit Suisse AG, 6.500%, 08/08/2023	418,254	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Switzerland (continued)
250,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	$266,875	0.1
			685,129	0.3
		United Kingdom: 1.1%
200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	186,154	0.1
1,002,000		Santander UK PLC, 2.375%, 03/16/2020	991,105	0.5
602,000	(1)	Standard Chartered PLC, 4.300%, 02/19/2027	566,176	0.3
230,000	(1)	Standard Chartered PLC, 5.300%, 01/09/2043	218,320	0.1
283,000		Other Securities	280,057	0.1
			2,241,812	1.1
		United States: 16.8%
150,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 3.650%, 02/01/2026	141,917	0.0
170,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	158,199	0.1
211,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	207,497	0.1
130,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	124,661	0.1
1,030,000		AT&T, Inc., 4.300%-5.450%, 02/15/2030- 03/01/2047	987,791	0.5
616,000	(5)	Bank of America Corp., 3.419%, 12/20/2028	576,433	0.3
Principal Amount†			Value	Percentage of Net Assets
826,000		Bank of America Corp., 3.300%-4.100%, 01/11/2023- 07/24/2023	$827,083	0.4
530,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	522,669	0.2
220,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	201,351	0.1
215,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	185,437	0.1
215,000	(1)	Calpine Corp., 5.250%, 06/01/2026	196,994	0.1
60,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	56,034	0.0
563,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	568,825	0.3
579,000		Citigroup, Inc., 4.000%, 08/05/2024	572,692	0.3
734,000		Citigroup, Inc., 4.125%-5.500%, 09/13/2025- 07/25/2028	742,196	0.3
758,000		Citizens Bank NA/ Providence RI, 2.450%, 12/04/2019	752,807	0.4
278,000	(1)	Cleveland Electric Illuminating Co/ The, 3.500%, 04/01/2028	265,512	0.1
675,000		Comcast Corp., 2.350%-4.250%, 01/15/2027- 01/15/2033	662,289	0.3
200,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	162,500	0.1
1,184,000		CVS Health Corp., 2.800%, 07/20/2020	1,173,565	0.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
510,000		CVS Health Corp., 4.300%, 03/25/2028	$500,326	0.2
177,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	176,920	0.1
480,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	488,902	0.2
313,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	315,012	0.2
1,026,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,039,544	0.5
280,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	280,392	0.1
558,000		Entergy Corp., 5.125%, 09/15/2020	569,613	0.3
210,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	195,825	0.1
200,000	(1)	First Data Corp., 5.750%, 01/15/2024	196,068	0.1
532,000		FirstEnergy Corp., 4.250%, 03/15/2023	540,970	0.3
569,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	551,592	0.3
240,000		Goldman Sachs Group, Inc./ The, 2.625%, 04/25/2021	233,871	0.1
942,000	(5)	Goldman Sachs Group, Inc./ The, 2.876%, 10/31/2022	915,205	0.5
100,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	97,250	0.0
Principal Amount†				Value	Percentage of Net Assets
210,000	(1)		Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	$202,125	0.1
190,000	(1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	182,162	0.1
175,000	(1	),(6)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	113,750	0.0
1,093,000	(5	),(6)	JPMorgan Chase & Co., 2.550%-6.000%, 03/01/2021- 12/31/2199	1,047,676	0.5
380,000	(1)		Metropolitan Edison Co., 4.000%, 04/15/2025	383,573	0.2
372,000			Morgan Stanley, 3.750%, 02/25/2023	371,535	0.2
618,000			Morgan Stanley, 4.100%, 05/22/2023	619,472	0.3
215,000	(1)		Novelis Corp., 5.875%, 09/30/2026	190,812	0.1
100,000	(1)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	100,625	0.0
205,000	(1)		Post Holdings, Inc., 5.000%, 08/15/2026	187,575	0.1
215,000	(1)		Quicken Loans, Inc., 5.250%, 01/15/2028	191,081	0.1
225,000	(1)		Sinclair Television Group, Inc., 5.125%, 02/15/2027	199,688	0.1
175,000	(1)		Sirius XM Radio, Inc., 5.000%, 08/01/2027	160,563	0.1
195,000	(1)		Six Flags Entertainment Corp., 5.500%, 04/15/2027	184,275	0.1
215,000	(1)		Standard Industries, Inc./ NJ, 5.000%, 02/15/2027	188,663	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
200,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	$193,000	0.1
561,000		Verizon Communications, Inc., 4.125%-4.522%, 03/16/2027- 09/15/2048	542,455	0.3
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	420,514	0.2
205,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	191,675	0.1
14,141,841	(7)	Other Securities	13,478,861	6.6
			34,338,022	16.8
		Total Corporate Bonds/Notes (Cost $48,838,325)	47,032,314	23.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.7%
		United States: 12.7%
261,711		Alternative Loan Trust 2005-51 3A2A, 3.447%, (12MTA + 1.290%), 11/20/2035	253,055	0.1
528,188		Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/2035	522,251	0.3
93,097	(5)	Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 4.440%, 05/25/2035	93,707	0.0
338,355		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	324,966	0.2
56,618		Countrywide Alternative Loan Trust 2005-53T2 2A6, 3.006%, (US0001M + 0.500%), 11/25/2035	36,825	0.0
Principal Amount†			Value	Percentage of Net Assets
300,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.226%, (US0001M + 0.720%), 11/25/2035	$297,910	0.2
10,859	(1)	Deutsche ALT-A Securities, Inc. ALT2007-RS1 A2, 2.822%, (US0001M + 0.500%), 01/27/2037	11,793	0.0
500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.506%, (US0001M + 3.000%), 10/25/2029	517,900	0.3
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.706%, (US0001M + 2.200%), 01/25/2030	501,524	0.3
300,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.906%, (US0001M + 2.400%), 05/25/2030	302,587	0.2
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 5.006%, (US0001M + 2.500%), 05/25/2030	599,670	0.3
67,962	(8)	Fannie Mae Interest Strip Sereis 328 2, 6.000%, 12/25/2032	16,040	0.0
35,294	(8)	Fannie Mae Interest Strip Sereis 332 2, 6.000%, 03/25/2033	8,582	0.0
121,358	(8)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/2024	16,157	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
21,663	(8)		Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/2028	$4,628	0.0
183,178	(8)		Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/2032	39,901	0.0
29,269	(8)		Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/2033	5,949	0.0
28,805	(8)		Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/2033	6,541	0.0
34,824	(8)		Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/2033	7,126	0.0
14,925	(8)		Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/2035	3,019	0.0
16,179	(8)		Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/2035	3,320	0.0
500,349	(8)		Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/2043	78,416	0.0
752,184	(5	),(8)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/2033	99,483	0.1
11,214			Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	11,843	0.0
17,050			Fannie Mae REMIC Trust 1999-54 LH, 6.500%, 11/25/2029	18,559	0.0
15,021			Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	16,089	0.0
71,969	(8)		Fannie Mae REMIC Trust 2002-12 SB, 5.244%, (-1.000*US0001M + 7.750%), 07/25/2031	12,847	0.0
40,852	(8)		Fannie Mae REMIC Trust 2002-2 SW, 5.244%, (-1.000*US0001M + 7.750%), 02/25/2032	7,561	0.0
Principal Amount†			Value	Percentage of Net Assets
17,764		Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	$19,698	0.0
7,299		Fannie Mae REMIC Trust 2002-29 F, 3.506%, (US0001M + 1.000%), 04/25/2032	7,475	0.0
23,649	(8)	Fannie Mae REMIC Trust 2002-41 S, 5.444%, (-1.000*US0001M + 7.950%), 07/25/2032	3,850	0.0
2,246		Fannie Mae REMIC Trust 2002-64 FJ, 3.506%, (US0001M + 1.000%), 04/25/2032	2,300	0.0
4,643		Fannie Mae REMIC Trust 2002-68 FH, 2.955%, (US0001M + 0.500%), 10/18/2032	4,664	0.0
800,177	(8)	Fannie Mae REMIC Trust 2002-77 JS, 5.545%, (-1.000*US0001M + 8.000%), 12/18/2032	145,327	0.1
20,824		Fannie Mae REMIC Trust 2002-84 FB, 3.506%, (US0001M + 1.000%), 12/25/2032	21,346	0.0
20,821		Fannie Mae REMIC Trust 2003-11 FA, 3.506%, (US0001M + 1.000%), 09/25/2032	21,222	0.0
4,370		Fannie Mae REMIC Trust 2003-116 FA, 2.906%, (US0001M + 0.400%), 11/25/2033	4,374	0.0
27,733	(8)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	7,169	0.0
22,367	(8)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	5,186	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
12,967	(8)	Fannie Mae REMIC Trust 2003-52 NS, 4.594%, (-1.000*US0001M + 7.100%), 06/25/2023	$732	0.0
111,578	(8)	Fannie Mae REMIC Trust 2004-56 SE, 5.044%, (-1.000*US0001M + 7.550%), 10/25/2033	20,931	0.0
30,229		Fannie Mae REMIC Trust 2005-25 PS, 17.133%, (-4.400*US0001M + 28.160%), 04/25/2035	46,426	0.0
14,247	(8)	Fannie Mae REMIC Trust 2005-40 SB, 4.244%, (-1.000*US0001M + 6.750%), 05/25/2035	1,827	0.0
57,725		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	58,468	0.0
112,127		Fannie Mae REMIC Trust 2005-74 DK, 13.975%, (-4.000*US0001M + 24.000%), 07/25/2035	163,327	0.1
337,626		Fannie Mae REMIC Trust 2005-87 SB, 14.644%, (-3.667*US0001M + 23.833%), 10/25/2035	492,396	0.2
236,789		Fannie Mae REMIC Trust 2006-104 ES, 20.919%, (-5.000*US0001M + 33.450%), 11/25/2036	387,022	0.2
15,643		Fannie Mae REMIC Trust 2006-11 PS, 15.377%, (-3.667*US0001M + 24.567%), 03/25/2036	23,457	0.0
41,673		Fannie Mae REMIC Trust 2006-46 SW, 15.010%, (-3.667*US0001M + 24.199%), 06/25/2036	61,390	0.0
Principal Amount†			Value	Percentage of Net Assets
8,840,508	(8)	Fannie Mae REMIC Trust 2006-51 SA, 4.064%, (-1.000*US0001M + 6.570%), 06/25/2036	$1,384,034	0.7
75,723	(8)	Fannie Mae REMIC Trust 2006-90 SX, 4.724%, (-1.000*US0001M + 7.230%), 09/25/2036	12,514	0.0
8,802,466	(8)	Fannie Mae REMIC Trust 2007-116 DI, 3.434%, (-1.000*US0001M + 5.940%), 01/25/2038	1,297,006	0.6
65,139	(8)	Fannie Mae REMIC Trust 2007-88 XI, 4.034%, (-1.000*US0001M + 6.540%), 06/25/2037	10,942	0.0
707,016	(8)	Fannie Mae REMIC Trust 2007-89 SB, 4.044%, (-1.000*US0001M + 6.550%), 09/25/2037	93,735	0.0
1,890,072	(8)	Fannie Mae REMIC Trust 2007-94 SG, 3.944%, (-1.000*US0001M + 6.450%), 10/25/2037	302,532	0.2
248,774		Fannie Mae REMIC Trust 2010-109 SN, 13.254%, (-5.000*US0001M + 25.000%), 10/25/2040	482,890	0.2
121,695		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	125,628	0.1
3,365,199	(8)	Fannie Mae REMIC Trust 2011-55 SK, 4.054%, (-1.000*US0001M + 6.560%), 06/25/2041	561,016	0.3
2,690,574	(8)	Fannie Mae REMIC Trust 2011-86 NS, 3.444%, (-1.000*US0001M + 5.950%), 09/25/2041	337,029	0.2
1,892,462	(8)	Fannie Mae REMIC Trust 2012-10 US, 3.944%, (-1.000*US0001M + 6.450%), 02/25/2042	249,941	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
1,432,803	(8)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	$212,795	0.1
4,795,928	(8)	Fannie Mae REMIC Trust 2012-133 PS, 3.694%, (-1.000*US0001M + 6.200%), 03/25/2042	528,968	0.3
2,196,960	(8)	Fannie Mae REMIC Trust 2012-144 SB, 3.594%, (-1.000*US0001M + 6.100%), 01/25/2043	435,128	0.2
2,494,283	(8)	Fannie Mae REMIC Trust 2012-27 SB, 3.474%, (-1.000*US0001M + 5.980%), 11/25/2041	331,765	0.2
23,601		Fannie Mae REMIC Trust 2013-130 ST, 8.000%, (-16.000*US0001M + 64.000%), 05/25/2043	26,963	0.0
1,503,037	(8)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	184,417	0.1
8,337,736	(8)	Freddie Mac 3502 DL, 3.545%, (-1.000*US0001M + 6.000%), 01/15/2039	1,218,024	0.6
37,725		Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/2022	39,700	0.0
22,455		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	23,736	0.0
48,377		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	52,549	0.0
8,967	(8)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	1,858	0.0
45,908	(8)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	9,046	0.0
Principal Amount†			Value	Percentage of Net Assets
23,445		Freddie Mac REMIC Trust 2122 F, 2.905%, (US0001M + 0.450%), 02/15/2029	$23,452	0.0
73,645	(8)	Freddie Mac REMIC Trust 2134 SB, 5.245%, (-1.000*US0001M + 7.700%), 03/15/2029	9,986	0.0
83,238	(8)	Freddie Mac REMIC Trust 2136 SG, 5.195%, (-1.000*US0001M + 7.650%), 03/15/2029	12,389	0.0
106,410	(8)	Freddie Mac REMIC Trust 2177 SB, 6.495%, (-1.000*US0001M + 8.950%), 08/15/2029	18,842	0.0
12,056		Freddie Mac REMIC Trust 2344 FP, 3.405%, (US0001M + 0.950%), 08/15/2031	12,380	0.0
5,373		Freddie Mac REMIC Trust 2412 GF, 3.405%, (US0001M + 0.950%), 02/15/2032	5,521	0.0
42,155		Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	47,672	0.0
33,773		Freddie Mac REMIC Trust 2461 PZ, 6.500%, 06/15/2032	36,885	0.0
6,462		Freddie Mac REMIC Trust 2464 FI, 3.455%, (US0001M + 1.000%), 02/15/2032	6,613	0.0
6,629		Freddie Mac REMIC Trust 2470 LF, 3.455%, (US0001M + 1.000%), 02/15/2032	6,783	0.0
9,274		Freddie Mac REMIC Trust 2471 FD, 3.455%, (US0001M + 1.000%), 03/15/2032	9,492	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
7,539		Freddie Mac REMIC Trust 2504 FP, 2.955%, (US0001M + 0.500%), 03/15/2032	$7,577	0.0
28,787		Freddie Mac REMIC Trust 2551 LF, 2.955%, (US0001M + 0.500%), 01/15/2033	28,955	0.0
69,716		Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/2023	71,170	0.0
363,375		Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	392,673	0.2
315,329		Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	337,341	0.2
60,895		Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667*US0001M + 44.667%), 05/15/2035	67,396	0.0
66,104	(8)	Freddie Mac REMIC Trust 3004 SB, 3.695%, (-1.000*US0001M + 6.150%), 07/15/2035	6,715	0.0
14,094		Freddie Mac REMIC Trust 3025 SJ, 15.748%, (-3.667*US0001M + 24.750%), 08/15/2035	20,844	0.0
818,898	(8)	Freddie Mac REMIC Trust 3223 S, 3.495%, (-1.000*US0001M + 5.950%), 10/15/2036	94,214	0.1
2,299,431	(8)	Freddie Mac REMIC Trust 3505 SA, 3.545%, (-1.000*US0001M + 6.000%), 01/15/2039	347,349	0.2
2,661,828	(8)	Freddie Mac REMIC Trust 3702 S, 1.995%, (-1.000*US0001M + 4.450%), 05/15/2036	202,792	0.1
Principal Amount†			Value	Percentage of Net Assets
1,514,570	(8)	Freddie Mac REMIC Trust 3710 SL, 3.545%, (-1.000*US0001M + 6.000%), 05/15/2036	$46,756	0.0
2,731,470	(8)	Freddie Mac REMIC Trust 3925 SD, 3.595%, (-1.000*US0001M + 6.050%), 07/15/2040	284,327	0.1
1,389,003	(8)	Freddie Mac REMIC Trust 4136 SW, 3.795%, (-1.000*US0001M + 6.250%), 11/15/2032	191,185	0.1
638,478	(8)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	108,853	0.1
9,588,821	(8)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	1,553,831	0.8
1,161,682	(8)	Freddie Mac Series 4120 IK, 3.000%, 10/15/2032	141,036	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.206%, (US0001M + 4.700%), 04/25/2028	115,523	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 5.006%, (US0001M + 2.500%), 03/25/2030	400,719	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.156%, (US0001M + 2.650%), 12/25/2029	608,375	0.3
72,730	(5)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.607%, 10/25/2046	72,732	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
402,661			Ginnie Mae Series 2007-8 SP, 14.039%, (-3.242*US0001M + 22.048%), 03/20/2037	$556,494	0.3
1,371,955	(8)		Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	38,345	0.0
2,157,836	(8)		Ginnie Mae Series 2010-68 MS, 3.380%, (-1.000*US0001M + 5.850%), 06/20/2040	296,159	0.1
1,520,313	(8)		Ginnie Mae Series 2012-97 SC, 4.245%, (-1.000*US0001M + 6.700%), 07/16/2041	233,052	0.1
247,757			GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.716%, (US0001M + 0.210%), 04/25/2036	230,695	0.1
642,500			IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.716%, (US0001M + 0.210%), 04/25/2046	584,668	0.3
663,363	(5)		JP Morgan Mortgage Trust 2005-A4 B1, 4.324%, 07/25/2035	658,244	0.3
82,232	(5)		JP Morgan Mortgage Trust 2007-A1 7A1, 4.377%, 07/25/2035	82,406	0.1
290,496	(1	),(5)	JP Morgan Mortgage Trust 2017-3 B1, 3.865%, 08/25/2047	285,579	0.1
138,105			Lehman XS Trust Series 2005-5N 1A2, 2.866%, (US0001M + 0.360%), 11/25/2035	129,415	0.1
83,600	(1	),(5)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	84,217	0.0
Principal Amount†				Value	Percentage of Net Assets
7,397,305	(5	),(8)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.513%, 08/25/2045	$189,339	0.1
46,809	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.881%, 10/25/2036	45,272	0.0
817,082	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.693%, 12/25/2036	788,481	0.4
171,157	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.877%, 08/25/2046	161,993	0.1
347,103	(5)		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.645%, 12/25/2036	340,104	0.2
100,501	(5)		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.161%, 04/25/2037	91,074	0.0
117,388			Wells Fargo Alternative Loan 2007-PA2 2A1, 2.936%, (US0001M + 0.430%), 06/25/2037	97,075	0.0
46,750	(5)		Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 4.525%, 02/25/2034	48,068	0.0
128,286			Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	127,794	0.1
134,423	(5)		Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.748%, 10/25/2036	135,287	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†					Value	Percentage of Net Assets
				United States (continued)
	28,993	(5)		Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 4.748%, 10/25/2036	$29,180	0.0
	195,161	(5)		Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.334%, 05/25/2036	199,943	0.1
	189,932	(5)		Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 4.662%, 04/25/2036	189,471	0.1
	186,577	(1	),(5)	WinWater Mortgage Loan Trust 2015-5 B4, 3.792%, 08/20/2045	179,019	0.1
	4,041,883			Other Securities	1,548,190	0.8
				Total Collateralized Mortgage Obligations (Cost $25,254,840)	25,878,994	12.7
STRUCTURED NOTES: 0.0%
				Russia: 0.0%
RUB	4,421,905	(2)		Morgan Stanley & Co. International PLC - EM Whole Loan SA / Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 10.210%, 08/22/2034	12,937	0.0
				Total Structured Notes (Cost $158,222)	12,937	0.0
U.S. GOVERNMENT AGENCY OBLIGATIONS(9): 1.0%
				Federal Home Loan Mortgage Corporation: 0.5%(9)
	1,022,192			4.000%-6.500%, 01/01/2020- 05/01/2046	1,048,656	0.5
				Federal National Mortgage Association: 0.5%(9)
	921,656			2.500%-7.500%, 09/01/2019- 05/01/2045	971,657	0.5
Principal Amount†					Value	Percentage of Net Assets
				Government National Mortgage Association: 0.0%
	55,155			5.000%-6.500%, 04/15/2034- 02/20/2035	$59,878	0.0
				Total U.S. Government Agency Obligations (Cost $2,095,642)	2,080,191	1.0
FOREIGN GOVERNMENT BONDS: 7.0%
				Germany: 4.5%
EUR	1,010,000	(10)		Bundesobligation, - 0.580%, 10/08/2021	1,176,115	0.6
EUR	660,000			Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	1,065,534	0.5
EUR	5,510,000			Bundesrepublik Deutschland, 0.500%, 02/15/2025	6,571,956	3.2
EUR	330,000	(10)		Bundesrepublik Deutschland Bundesanleihe, 0.000%-2.000%, 08/15/2023- 08/15/2048	402,016	0.2
EUR	10,000			Other Securities	11,548	0.0
					9,227,169	4.5
				Spain: 2.5%
EUR	4,390,000	(1)		Spain Government Bond, 1.400%, 04/30/2028	5,054,000	2.5
				Total Foreign Government Bonds (Cost $14,554,596)	14,281,169	7.0
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.6%
				United States: 8.6%
	6,965,010	(5	),(8)	BANK 2017- BNK5 XA, 1.107%, 06/15/2060	436,309	0.2
	900,000	(1	),(5)	BANK 2017- BNK6 E, 2.655%, 07/15/2060	555,150	0.3
	1,948,000	(1	),(5),(8)	BANK 2017- BNK6 XE, 1.500%, 07/15/2060	195,372	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
8,809,189	(5	),(8)	Banc of America Commercial Mortgage Trust 2017-BNK3 XA, 1.134%, 02/15/2050	$585,364	0.3
2,055,597	(5	),(8)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.513%, 02/15/2050	185,082	0.1
8,020,000	(1	),(5),(8)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	303,720	0.1
440,000	(1	),(5)	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E, 5.406%, 11/11/2041	441,873	0.2
1,856,179	(5	),(8)	CD 2016-CD1 Mortgage Trust XA, 1.425%, 08/10/2049	146,084	0.1
8,821,571	(5	),(8)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.753%, 12/10/2054	416,961	0.2
7,900,000	(5	),(8)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.848%, 08/10/2049	443,842	0.2
3,229,880	(5	),(8)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.119%, 10/12/2050	222,077	0.1
210,000	(5)		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.271%, 09/15/2050	204,534	0.1
3,337,176	(5	),(8)	COMM 2012- CR1 XA, 1.868%, 05/15/2045	170,109	0.1
9,842,691	(1	),(5),(8)	COMM 2012- LTRT XA, 0.968%, 10/05/2030	271,943	0.1
7,921,405	(5	),(8)	COMM 2013- CCRE13 XA, 0.803%, 11/10/2046	264,638	0.1
Principal Amount†				Value	Percentage of Net Assets
13,813,711	(5	),(8)	COMM 2014- CR16 XA, 1.127%, 04/10/2047	$494,869	0.2
570,000	(5)		COMM 2016- COR1 C, 4.392%, 10/10/2049	561,334	0.3
4,440,371	(5	),(8)	COMM 2016- CR28 XA, 0.653%, 02/10/2049	157,200	0.1
1,000,000	(5)		COMM 2017- COR2 C, 4.562%, 09/10/2050	1,000,255	0.5
4,900,718	(5	),(8)	CSAIL 2017- CX9 XA Commercial Mortgage Trust, 0.895%, 09/15/2050	209,895	0.1
300,000	(1	),(10)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	290,152	0.1
1,952,949	(1	),(5),(8)	DBUBS 2011- LC1A XA, 0.709%, 11/10/2046	17,786	0.0
290,000	(1	),(5)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	251,327	0.1
3,840,000	(5	),(8)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/2043	210,989	0.1
10,000,000	(5	),(8)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	761,495	0.4
25,955,743	(5	),(8)	Freddie Mac Multifamily Structured Pass Through Certificates K710 X1, 1.734%, 05/25/2019	79,791	0.0
4,423,190	(5	),(8)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.617%, 08/25/2040	43,914	0.0
39,422,883	(1	),(8)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	90,069	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
231,974	(1	),(5)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.391%, 06/10/2036	$232,448	0.1
510,000	(1)		GPT 2018- GPP D Mortgage Trust, 4.305%, (US0001M + 1.850%), 06/15/2035	509,097	0.3
450,000	(1	),(5)	GRACE 2014- GRCE F Mortgage Trust, 3.590%, 06/10/2028	443,337	0.2
100,000	(1	),(5)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	93,034	0.0
2,205,297	(5	),(8)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.210%, 05/10/2045	88,244	0.0
4,045,003	(5	),(8)	GS Mortgage Securities Trust 2013-GC16 XA, 1.045%, 11/10/2046	168,625	0.1
4,538,697	(5	),(8)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.610%, 08/10/2046	110,316	0.1
1,350,000	(1	),(5)	GS Mortgage Securities Trust 2016-GS4 E, 3.802%, 11/10/2049	952,962	0.5
2,320,873	(5	),(8)	GS Mortgage Securities Trust 2017-GS6 XA, 1.048%, 05/10/2050	164,386	0.1
2,940,000	(1	),(5),(8)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.327%, 12/15/2047	36,910	0.0
222,412	(5)		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.354%, 06/12/2041	223,872	0.1
Principal Amount†				Value	Percentage of Net Assets
6,255,137	(5	),(8)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	$212,468	0.1
250,000	(5)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.119%, 12/15/2047	244,717	0.1
660,000	(5)		JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	678,970	0.4
3,116,426	(1	),(5),(8)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.112%, 03/10/2050	141,488	0.1
18,750,000	(1	),(5),(8)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.437%, 12/15/2047	484,781	0.3
570,000	(1	),(5)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	589,932	0.3
460,000	(1	),(5)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	476,024	0.2
11,541	(1)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	11,440	0.0
4,845,534	(1	),(5),(8)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.836%, 08/10/2049	274,074	0.1
7,065,371	(5	),(8)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.012%, 12/15/2049	334,584	0.2
3,302,879	(1	),(5),(8)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.836%, 08/15/2045	172,095	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
550,000	(1	),(5)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.266%, 03/15/2045	$444,635	0.2
645,186	(1	),(5)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.266%, 03/15/2045	310,670	0.1
530,000	(1	),(5)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.979%, 06/15/2046	482,270	0.2
9,855,238	(5	),(8)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.083%, 03/15/2047	386,032	0.2
360,000			Other Securities	354,783	0.2
			Total Commercial Mortgage-Backed Securities (Cost $17,653,056)	17,634,328	8.6
U.S. TREASURY OBLIGATIONS: 11.0%
			U.S. Treasury Bonds: 1.6%
3,257,000			3.000%, 08/15/2048	3,248,165	1.6
			U.S. Treasury Notes: 9.4%
5,150,000			1.500%, 10/31/2019	5,103,006	2.5
6,230,000			2.500%, 12/31/2020	6,229,173	3.0
1,369,000			2.625%, 12/15/2021	1,375,246	0.7
1,990,000			2.625%, 12/31/2023	2,000,471	1.0
4,282,700			3.125%, 11/15/2028	4,446,001	2.2
				19,153,897	9.4
			Total U.S. Treasury Obligations (Cost $21,936,792)	22,402,062	11.0
ASSET-BACKED SECURITIES: 5.8%
			Cayman Islands: 0.2%
500,000	(1)		AMMC CLO 16 Ltd. 2015-16A CR, 4.786%, (US0003M + 2.350%), 04/14/2029	485,063	0.2
Principal Amount†			Value	Percentage of Net Assets
		United States: 5.6%
500,000	(1)	Apidos CLO XXIX 2018-29A B, 4.292%, (US0003M + 1.900%), 07/25/2030	$470,198	0.2
250,000	(1)	ArrowMark Colorado Holdings 2017-7A C, 4.336%, (US0003M + 1.900%), 07/15/2030	232,082	0.1
250,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	248,195	0.1
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.669%, (US0003M + 2.200%), 07/20/2025	249,963	0.1
412,500	(1)	BlueMountain CLO 2013-2A CR, 4.419%, (US0003M + 1.950%), 10/22/2030	391,063	0.2
640,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 4.336%, (US0003M + 1.900%), 04/15/2029	638,182	0.3
500,000	(1)	Burnham Park Clo Ltd. 2016-1A CR, 4.619%, (US0003M + 2.150%), 10/20/2029	485,478	0.3
250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 5.117%, (US0003M + 2.350%), 06/09/2030	242,939	0.1
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	479,942	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
400,000	(1)		CIFC Funding 2013-IA BR Ltd., 4.836%, (US0003M + 2.400%), 07/16/2030	$387,377	0.2
313,104	(5)		Citigroup Mortgage Loan Trust 2006- WF1 A2E, 4.953%, 03/25/2036	206,728	0.1
1,040,000	(1)		Invitation Homes 2018-SFR1 D Trust, 3.905%, (US0001M + 1.450%), 03/17/2037	1,031,476	0.5
500,000	(1)		LCM XXIV Ltd. 24A C, 4.719%, (US0003M + 2.250%), 03/20/2030	484,132	0.3
250,000	(1)		Madison Park Funding XI Ltd. 2013-11A CR, 4.677%, (US0003M + 2.200%), 07/23/2029	243,571	0.1
250,000	(1)		Madison Park Funding XXVII Ltd. 2018-27A B, 4.269%, (US0003M + 1.800%), 04/20/2030	233,994	0.1
400,000	(1)		Madison Park Funding XXXI Ltd. 2018-31A C, 4.926%, (US0003M + 2.150%), 01/23/2031	382,650	0.2
200,000	(1	),(5)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	191,696	0.1
250,000	(1)		Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.536%, (US0003M + 2.100%), 04/15/2026	249,948	0.1
Principal Amount†			Value	Percentage of Net Assets
640,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 4.269%, (US0003M + 1.800%), 01/20/2028	$635,471	0.3
250,000	(1)	Palmer Square CLO 2015-2A BR Ltd., 4.869%, (US0003M + 2.400%), 07/20/2030	242,169	0.1
575,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.286%, (US0003M + 4.850%), 10/15/2025	545,573	0.3
250,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.286%, (US0003M + 1.850%), 04/15/2026	235,424	0.1
1,060,000	(1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,055,918	0.5
266,000	(1)	Recette CLO Ltd. 2015-1A CR, 4.169%, (US0003M + 1.700%), 10/20/2027	254,450	0.1
250,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 4.669%, (US0003M + 2.200%), 10/20/2026	244,788	0.1
250,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 4.445%, (US0003M + 2.000%), 10/18/2030	235,384	0.1
560,000	(1)	THL Credit Wind River 2017-3A C CLO Ltd., 4.636%, (US0003M + 2.200%), 10/15/2030	535,202	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
250,000	(1)		THL Credit Wind River 2017-4A C CLO Ltd., 4.395%, (US0003M + 1.750%), 11/20/2030	$231,679	0.1
300,000	(1	),(5)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	267,936	0.2
				11,333,608	5.6
			Total Asset-Backed Securities (Cost $12,190,346)	11,818,671	5.8
Shares				Value	Percentage of Net Assets
COMMON STOCK: 0.0%
			United States: 0.0%
48,209	(4	),(7),(11)	Other Securities	$45,593	0.0
			Total Common Stock (Cost $1,305,735)	45,593	0.0
MUTUAL FUNDS: 24.5%
			United States: 24.5%
1,123,275			Voya Emerging Markets Corporate Debt Fund - Class P	10,570,022	5.2
1,708,565			Voya Emerging Markets Hard Currency Debt Fund - Class P	15,377,081	7.5
1,769,764			Voya Emerging Markets Local Currency Debt Fund - Class P	12,193,671	6.0
1,612,471			Voya High Yield Bond Fund - Class P	11,948,411	5.8
			Total Mutual Funds (Cost $56,555,167)	50,089,185	24.5
				Value	Percentage of Net Assets
PURCHASED OPTIONS(12): 0.0%
			Total Purchased Options (Cost $303,834)	$11,392	0.0
			Total Long-Term Investments (Cost $200,846,555)	191,286,836	93.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
		Commercial Paper: 0.9%
2,000,000		Concord Minutemen, 2.500%, 01/03/2019 (Cost $1,999,724)	$1,999,589	0.9
		Securities Lending Collateral(13): 0.4%
715,985		Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $716,102, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $730,425, due 11/15/23-05/15/58) (Cost $715,985)	715,985	0.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.4%
4,912,000	(14)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340% (Cost $4,912,000)	$4,912,000	2.4
		Total Short-Term Investments (Cost $7,627,709)	7,627,574	3.7
		Total Investments in Securities (Cost $208,474,264)	$198,914,410	97.3
		Assets in Excess of Other Liabilities	5,569,072	2.7
		Net Assets	$204,483,482	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

(1)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)  The grouping contains securities in default.

(4)  The grouping contains Level 3 securities.

(5)  Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(6)  Security, or a portion of the security, is on loan.

(7)  The grouping contains securities on loan.

(8)  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(9)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(10)  Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2018.

(11)  The grouping contains non-income producing securities.

(12)  The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

(13)  Represents securities purchased with cash collateral received for securities on loan.

(14)  Rate shown is the 7-day yield as of December 31, 2018.

EUR  EU Euro

MXN  Mexican Peso

RUB  Russian Ruble

ZAR  South African Rand

Reference Rate Abbreviations:

12MTA  12-month Treasury Average

US0001M  1-month LIBOR

US0003M  3-month LIBOR

US0012M  12-month LIBOR

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	24.5%
Collateralized Mortgage Obligations	12.7
U.S. Treasury Obligations	11.0
Commercial Mortgage-Backed Securities	8.6
Financial	8.1
Foreign Government Bonds	7.0
Other Asset-Backed Securities	5.8
Consumer, Non-cyclical	3.4
Energy	3.1
Communications	3.0
Consumer, Cyclical	1.7
Utilities	1.5
U.S. Government Agency Obligations	1.0
Technology	0.9
Industrial	0.7
Basic Materials	0.6
Structured Notes	0.0
Purchased Options	0.0
Materials	0.0
Communication Services	0.0
Short-Term Investments	3.7
Assets in Excess of Other Liabilities	2.7
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
United States	$45,593	$—	$—	$45,593
Total Common Stock	45,593	—	—	45,593
Mutual Funds	50,089,185	—	—	50,089,185
Purchased Options	—	11,392	—	11,392
Corporate Bonds/Notes	—	47,028,594	3,720	47,032,314
Collateralized Mortgage Obligations	—	25,878,994	—	25,878,994
Structured Notes	—	—	12,937	12,937
Asset-Backed Securities	—	11,818,671	—	11,818,671
U.S. Government Agency Obligations	—	2,080,191	—	2,080,191
Foreign Government Bonds	—	14,281,169	—	14,281,169
U.S. Treasury Obligations	—	22,402,062	—	22,402,062
Commercial Mortgage-Backed Securities	—	17,634,328	—	17,634,328
Short-Term Investments	4,912,000	2,715,574	—	7,627,574
Total Investments, at fair value	$55,046,778	$143,850,975	$16,657	$198,914,410
Other Financial Instruments+
Centrally Cleared Swaps	—	6,126,101	—	6,126,101
Forward Foreign Currency Contracts	—	2,004,818	—	2,004,818
Forward Premium Swaptions	—	330,710	—	330,710
Futures	784,711	—	—	784,711
Total Assets	$55,831,489	$152,312,604	$16,657	$208,160,750

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,392,283)	$—	$(1,392,283)
Forward Foreign Currency Contracts	—	(1,383,069)	—	(1,383,069)
Futures	(625,910)	—	—	(625,910)
Written Options	—	(1,858,642)	—	(1,858,642)
Total Liabilities	$(625,910)	$(4,633,994)	$—	$(5,259,904)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund — Class P	$10,763,054	$543,625	$—	$(736,657)	$10,570,022	$543,638	$—	$—
Voya Emerging Markets Hard Currency Debt Fund — Class P	16,140,338	791,722	—	(1,554,979)	15,377,081	791,740	—	—
Voya Emerging Markets Local Currency Debt Fund — Class P	24,241,904	485,047	(14,350,397)	1,817,117	12,193,671	485,058	(4,350,397)	—
Voya High Yield Bond Fund — Class P	2,890,039	9,561,665	—	(503,293)	11,948,411	227,671	—	—
	$54,035,335	$11,382,059	$(14,350,397)	$(977,812)	$50,089,185	$2,048,107	$(4,350,397)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2018, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	33,571	MYR	138,881	Barclays Bank PLC	01/11/19	$(47)
USD	824,500	CLP	565,235,975	Barclays Bank PLC	01/11/19	9,836
USD	522,605	IDR	7,931,527,457	Barclays Bank PLC	01/11/19	(28,128)
USD	888,183	COP	2,666,841,233	Barclays Bank PLC	01/11/19	67,340
USD	41,000	COP	133,218,840	Barclays Bank PLC	01/11/19	(4)
MYR	138,881	USD	33,246	Barclays Bank PLC	01/11/19	370
USD	226,232	ILS	848,978	Barclays Bank PLC	01/11/19	(972)
CLP	210,193,578	USD	306,534	Barclays Bank PLC	01/11/19	(3,586)
USD	145,000	MXN	2,771,215	Barclays Bank PLC	01/11/19	4,173
ILS	3,415,558	USD	945,000	Barclays Bank PLC	01/11/19	(30,927)
CLP	240,532,160	USD	352,000	Barclays Bank PLC	01/11/19	(5,325)
USD	824,500	CLP	563,347,870	Barclays Bank PLC	01/11/19	12,557
EUR	1,405,626	USD	1,606,000	Barclays Bank PLC	02/08/19	9,549
CHF	3,343,589	USD	3,387,000	Barclays Bank PLC	02/08/19	26,279
USD	291,000	AUD	402,090	Barclays Bank PLC	02/08/19	7,578
EUR	180,000	USD	205,321	Barclays Bank PLC	02/08/19	1,562
GBP	124,762	USD	158,000	Barclays Bank PLC	02/08/19	1,317
USD	749,000	EUR	655,923	Barclays Bank PLC	02/08/19	(4,882)
USD	444,000	CAD	591,868	Barclays Bank PLC	02/08/19	10,048
USD	2,808,778	NZD	4,076,999	Barclays Bank PLC	02/08/19	70,474
GBP	1,132,365	USD	1,422,000	Barclays Bank PLC	02/08/19	23,989
AUD	2,031,288	USD	1,465,670	Barclays Bank PLC	02/08/19	(33,875)
EUR	27,742,477	USD	31,849,271	Barclays Bank PLC	02/08/19	36,390

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,092,711	USD	772,000	Barclays Bank PLC	02/08/19	$(1,780)
USD	774,000	EUR	674,098	Barclays Bank PLC	02/08/19	(771)
USD	460,000	NOK	3,927,424	Barclays Bank PLC	02/08/19	4,997
USD	590,000	CAD	804,340	Barclays Bank PLC	02/08/19	265
ILS	848,978	USD	227,722	Barclays Bank PLC	04/05/19	970
USD	33,198	MYR	138,881	Barclays Bank PLC	04/05/19	(444)
USD	306,695	CLP	210,193,578	Barclays Bank PLC	04/05/19	3,577
HUF	28,941,142	USD	102,000	BNP Paribas	01/11/19	1,346
ZAR	1,486,100	USD	103,000	BNP Paribas	01/11/19	186
USD	1,374,000	PLN	5,103,313	BNP Paribas	01/11/19	10,117
USD	1,590,000	ILS	5,746,460	BNP Paribas	01/11/19	52,130
RON	1,468,543	USD	360,981	Citibank N.A.	01/11/19	486
PLN	2,453,911	USD	655,645	Citibank N.A.	01/11/19	173
PLN	853,154	USD	226,000	Citibank N.A.	01/11/19	2,009
SGD	648,988	USD	476,676	Citibank N.A.	01/11/19	(427)
USD	223,000	ZAR	3,110,502	Citibank N.A.	01/11/19	7,025
ZAR	17,475,120	USD	1,227,734	Citibank N.A.	01/11/19	(14,367)
PEN	1,196,894	USD	358,609	Citibank N.A.	01/11/19	(3,402)
CZK	7,343,724	USD	327,022	Citibank N.A.	01/11/19	11
THB	11,123,756	USD	340,798	Citibank N.A.	01/11/19	878
TRY	3,461,854	USD	650,194	Citibank N.A.	01/11/19	777
COP	2,800,060,073	USD	865,245	Citibank N.A.	01/11/19	(3,397)
CZK	4,574,839	USD	207,000	Citibank N.A.	01/11/19	(3,272)
USD	331,000	ILS	1,192,964	Citibank N.A.	01/11/19	11,738
USD	52,000	TRY	317,368	Citibank N.A.	01/11/19	(7,678)
USD	102,000	TRY	549,774	Citibank N.A.	01/11/19	(1,380)
USD	523,000	CZK	11,542,458	Citibank N.A.	01/11/19	8,988
USD	301,000	RUB	19,895,739	Citibank N.A.	01/11/19	15,792
USD	1,392,216	RON	5,505,239	Citibank N.A.	01/11/19	37,155
BRL	552,238	USD	142,000	Citibank N.A.	01/11/19	417
PLN	1,403,836	USD	386,178	Citibank N.A.	01/11/19	(10,997)
USD	1,333,000	GBP	1,058,782	Citibank N.A.	02/08/19	(19,026)
USD	1,146,000	JPY	128,990,769	Citibank N.A.	02/08/19	(34,288)
AUD	5,936,914	USD	4,269,000	Citibank N.A.	02/08/19	(84,244)
USD	1,255,000	NZD	1,824,591	Citibank N.A.	02/08/19	29,519
USD	341,537	THB	11,123,756	Citibank N.A.	04/05/19	(1,046)
USD	621,777	TRY	3,461,854	Citibank N.A.	04/05/19	(1,421)
USD	862,334	COP	2,800,060,073	Citibank N.A.	04/05/19	3,886
USD	357,559	PEN	1,196,894	Citibank N.A.	04/05/19	3,319
USD	657,113	PLN	2,453,911	Citibank N.A.	04/05/19	(97)
USD	360,335	RON	1,468,543	Citibank N.A.	04/05/19	(558)
USD	1,215,091	ZAR	17,475,120	Citibank N.A.	04/05/19	13,926
USD	327,770	CZK	7,343,724	Citibank N.A.	04/05/19	(53)
DKK	3,990,757	USD	613,754	Deutsche Bank AG	02/08/19	693
USD	244,000	PLN	922,671	Goldman Sachs International	01/11/19	(2,588)
USD	284,000	RUB	19,148,091	Goldman Sachs International	01/11/19	9,510
USD	570,000	TRY	3,413,119	Goldman Sachs International	01/11/19	(71,807)
USD	62,000	HUF	17,352,253	Goldman Sachs International	01/11/19	37
CZK	1,012,709	USD	47,015	Goldman Sachs International	01/11/19	(1,917)
CLP	663,822,127	USD	998,403	Goldman Sachs International	01/11/19	(41,648)
USD	33,453	PHP	1,835,581	Goldman Sachs International	01/11/19	(1,464)
MXN	12,419,047	USD	623,166	Goldman Sachs International	01/11/19	7,941
HUF	89,321,873	USD	318,667	Goldman Sachs International	01/11/19	292
USD	175,000	RUB	11,623,002	Goldman Sachs International	01/11/19	8,383
PHP	1,835,581	USD	34,574	Goldman Sachs International	01/11/19	343
TRY	2,866,301	USD	504,000	Goldman Sachs International	01/11/19	34,983
RUB	42,224,719	USD	622,299	Goldman Sachs International	01/11/19	(17,003)
BRL	4,461,349	USD	1,161,507	Goldman Sachs International	01/11/19	(10,967)
USD	1,113,455	BRL	4,549,910	Goldman Sachs International	01/11/19	(59,924)
USD	41,000	IDR	632,999,000	Goldman Sachs International	01/11/19	(2,953)
USD	354,000	RON	1,441,067	Goldman Sachs International	01/11/19	(705)
USD	21,000	ZAR	303,865	Goldman Sachs International	01/11/19	(99)
ILS	955,265	USD	269,956	Goldman Sachs International	01/11/19	(14,308)
RON	5,477,763	USD	1,353,000	Goldman Sachs International	01/11/19	(4,702)
ILS	3,417,579	USD	945,000	Goldman Sachs International	01/11/19	(30,386)
USD	202,739	HUF	55,098,414	Goldman Sachs International	01/11/19	5,988
USD	435,857	RUB	29,035,176	Goldman Sachs International	01/11/19	19,634
USD	307,797	TRY	2,047,895	Goldman Sachs International	01/11/19	(77,292)
USD	1,077,235	ZAR	15,546,853	Goldman Sachs International	01/11/19	(2,245)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	42,403,736	USD	4,965,000	Goldman Sachs International	02/08/19	$(52,412)
USD	3,194,000	CHF	3,142,873	Goldman Sachs International	02/08/19	(14,378)
USD	208,000	NOK	1,779,170	Goldman Sachs International	02/08/19	1,878
CHF	209,263	USD	212,000	Goldman Sachs International	02/08/19	1,625
NZD	1,052,184	USD	721,000	Goldman Sachs International	02/08/19	(14,304)
CAD	3,910,166	USD	2,922,000	Goldman Sachs International	02/08/19	(55,099)
NZD	1,847,136	USD	1,266,000	Goldman Sachs International	02/08/19	(25,377)
USD	374,000	EUR	324,686	Goldman Sachs International	02/08/19	824
USD	34,354	PHP	1,835,581	Goldman Sachs International	04/05/19	(428)
USD	1,154,086	BRL	4,461,349	Goldman Sachs International	04/05/19	10,821
USD	615,002	MXN	12,419,047	Goldman Sachs International	04/05/19	(7,795)
USD	615,773	RUB	42,224,719	Goldman Sachs International	04/05/19	17,071
USD	320,416	HUF	89,321,873	Goldman Sachs International	04/05/19	(434)
USD	2,613,948	KRW	2,933,398,270	HSBC Bank USA N.A.	01/11/19	(16,935)
USD	473,752	SGD	648,988	HSBC Bank USA N.A.	01/11/19	(2,497)
KRW	2,956,829,125	USD	2,649,417	HSBC Bank USA N.A.	01/11/19	2,480
USD	28,486	HKD	222,909	HSBC Bank USA N.A.	01/11/19	12
IDR	8,564,526,457	USD	588,951	HSBC Bank USA N.A.	01/11/19	5,735
USD	166,000	HUF	45,812,348	HSBC Bank USA N.A.	01/11/19	2,409
USD	392,307	MXN	7,511,252	HSBC Bank USA N.A.	01/11/19	10,603
USD	344,379	THB	11,123,756	HSBC Bank USA N.A.	01/11/19	2,703
NZD	396,933	USD	270,000	HSBC Bank USA N.A.	02/08/19	(3,401)
CHF	302,223	USD	306,000	HSBC Bank USA N.A.	02/08/19	2,523
NZD	1,798,752	USD	1,238,000	HSBC Bank USA N.A.	02/08/19	(29,874)
USD	4,299,000	AUD	5,964,807	HSBC Bank USA N.A.	02/08/19	94,582
NZD	3,491,847	USD	2,378,000	HSBC Bank USA N.A.	02/08/19	(32,713)
HKD	222,909	USD	28,538	HSBC Bank USA N.A.	03/22/19	(5)
USD	583,494	IDR	8,564,526,457	HSBC Bank USA N.A.	03/22/19	(5,009)
SGD	648,988	USD	474,768	HSBC Bank USA N.A.	04/05/19	2,426
KRW	2,933,398,270	USD	2,623,134	HSBC Bank USA N.A.	04/05/19	19,673
USD	361,130	PEN	1,196,894	JPMorgan Chase Bank N.A.	01/11/19	5,923
PLN	1,315,083	USD	352,000	JPMorgan Chase Bank N.A.	01/11/19	(538)
USD	124,000	BRL	463,677	JPMorgan Chase Bank N.A.	01/11/19	4,422
CLP	14,035,980	USD	21,000	JPMorgan Chase Bank N.A.	01/11/19	(770)
RUB	37,477,289	USD	570,000	JPMorgan Chase Bank N.A.	01/11/19	(32,758)
USD	62,000	CZK	1,388,813	JPMorgan Chase Bank N.A.	01/11/19	153
USD	244,000	MXN	5,043,051	JPMorgan Chase Bank N.A.	01/11/19	(12,276)
USD	1,207,000	EUR	1,056,568	JPMorgan Chase Bank N.A.	02/08/19	(7,361)
USD	1,188,000	NOK	10,410,496	JPMorgan Chase Bank N.A.	02/08/19	(18,084)
USD	501,000	JPY	54,795,607	JPMorgan Chase Bank N.A.	02/08/19	(389)
USD	420,619	CHF	413,719	JPMorgan Chase Bank N.A.	02/08/19	(1,723)
USD	2,019,000	SEK	18,152,166	JPMorgan Chase Bank N.A.	02/08/19	(35,311)
CAD	9,062,376	USD	6,811,447	JPMorgan Chase Bank N.A.	02/08/19	(166,989)
GBP	6,965,158	USD	8,834,625	JPMorgan Chase Bank N.A.	02/08/19	59,627
SEK	13,574,520	USD	1,508,793	JPMorgan Chase Bank N.A.	02/08/19	27,459
JPY	3,769,115,051	USD	33,584,157	JPMorgan Chase Bank N.A.	02/08/19	903,886
AUD	1,920,730	USD	1,354,000	JPMorgan Chase Bank N.A.	02/08/19	(134)
CHF	438,879	USD	447,000	JPMorgan Chase Bank N.A.	02/08/19	1,026
AUD	2,242,322	USD	1,581,000	JPMorgan Chase Bank N.A.	02/08/19	(453)
JPY	13,000	USD	118	Morgan Stanley	01/07/19	1
USD	21,000	KRW	23,430,855	Morgan Stanley	01/11/19	(15)
HKD	222,909	USD	28,585	Morgan Stanley	01/11/19	(111)
USD	1,177,000	CHF	1,153,586	Morgan Stanley	02/08/19	(630)
EUR	3,389,239	USD	3,895,000	Morgan Stanley	02/08/19	403
GBP	596,447	USD	759,000	Morgan Stanley	02/08/19	2,641
USD	745,000	NOK	6,438,759	Morgan Stanley	02/08/19	(948)
USD	436,000	JPY	48,184,592	Morgan Stanley	02/08/19	(4,897)
USD	486,000	NZD	724,484	Morgan Stanley	02/08/19	(598)
USD	639,000	NOK	5,588,634	Morgan Stanley	02/08/19	(8,458)
USD	211,000	EUR	184,960	Morgan Stanley	02/08/19	(1,583)
USD	2,477,000	JPY	272,605,442	Morgan Stanley	02/08/19	(17,386)
USD	129,000	GBP	101,804	Morgan Stanley	02/08/19	(1,000)
USD	2,091,000	NZD	3,081,721	Morgan Stanley	02/08/19	21,172
USD	705,000	NOK	6,137,530	Morgan Stanley	02/08/19	(6,049)
USD	2,813,000	CAD	3,765,607	Morgan Stanley	02/08/19	52,089
USD	1,066,000	NZD	1,552,130	Morgan Stanley	02/08/19	23,517
NOK	39,529,474	USD	4,659,373	Morgan Stanley	02/08/19	(79,776)
USD	1,179,000	SEK	10,659,638	Morgan Stanley	02/08/19	(27,369)
USD	4,916,000	NOK	42,076,741	Morgan Stanley	02/08/19	41,296
EUR	3,334,117	USD	3,794,000	Morgan Stanley	02/08/19	38,048

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	10,623,670	USD	1,174,000	Morgan Stanley	02/08/19	$28,299
USD	3,890,000	EUR	3,407,780	Morgan Stanley	02/08/19	(26,713)
USD	376,000	JPY	42,127,303	Morgan Stanley	02/08/19	(9,472)
JPY	126,754,718	USD	1,125,000	Morgan Stanley	02/08/19	34,827
USD	317,000	EUR	277,351	Morgan Stanley	02/08/19	(1,771)
USD	2,506,000	EUR	2,196,384	Morgan Stanley Capital Services LLC	02/08/19	(18,402)
NOK	2,158,009	USD	248,000	Morgan Stanley Capital Services LLC	02/08/19	2,011
USD	401,000	GBP	316,985	Morgan Stanley Capital Services LLC	02/08/19	(3,778)
NZD	3,419,559	USD	2,297,000	Morgan Stanley Capital Services LLC	02/08/19	(264)
MXN	2,906,472	USD	144,000	The Bank of New York Mellon	01/11/19	3,700
						$621,749

At December 31, 2018, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	11	03/15/19	$1,027,945	$12,232
Australia 3-Year Bond	36	03/15/19	2,845,323	9,842
Canada 10-Year Bond	27	03/20/19	2,704,944	84,970
Euro-Bobl 5-Year	51	03/07/19	7,743,581	19,614
Euro-Buxl® 30-year German Government Bond	22	03/07/19	4,552,802	89,936
Euro-OAT	68	03/07/19	11,748,989	(7,636)
Euro-Schatz	82	03/07/19	10,516,940	4,064
Japanese Government Bonds 10-Year Mini	1	03/12/19	139,255	728
Long Gilt	35	03/27/19	5,494,736	55,018
Long-Term Euro-BTP	53	03/07/19	7,761,844	287,487
Short Gilt	7	03/27/19	920,414	182
U.S. Treasury Long Bond	24	03/20/19	3,504,000	161,372
U.S. Treasury Ultra Long Bond	7	03/20/19	1,124,594	59,266
			$60,085,367	$777,075
Short Contracts:
Euro-Bund	(55)	03/07/19	(10,305,686)	(66,222)
U.S. Treasury 10-Year Note	(20)	03/20/19	(2,440,313)	(46,369)
U.S. Treasury 5-Year Note	(75)	03/29/19	(8,601,563)	(138,863)
U.S. Treasury Ultra 10-Year Note	(89)	03/20/19	(11,576,953)	(366,820)
			$(32,924,515)	$(618,274)

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)		Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover, Series 30, Version 1	Buy	(5.000)	12/20/23	EUR	4,651,115	$(338,345)	$(9,484)
						$(338,345)	$(9,484)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Payments made quarterly.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	2.960%	Semi-Annual	11/21/44	CAD	1,000,000	$40,420	$32,687
Pay	6-month EUR-EURIBOR	Semi-Annual	0.294	Annual	02/10/23	EUR	2,400,000	25,328	25,546
Pay	6-month EUR-EURIBOR	Semi-Annual	0.325	Annual	02/16/23	EUR	100,000	1,199	1,201
Pay	6-month GBP-LIBOR	Semi-Annual	2.899	Semi-Annual	08/22/44	GBP	2,000,000	757,337	891,641
Pay	6-month JPY-LIBOR	Semi-Annual	(0.105)	Semi-Annual	03/07/21	JPY	750,000,000	(16,743)	(17,463)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.199)	Semi-Annual	07/14/21	JPY	512,300,000	(24,280)	(26,603)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.020)	Semi-Annual	03/07/23	JPY	750,000,000	(9,248)	(8,152)
Pay	6-month JPY-LIBOR	Semi-Annual	0.754	Semi-Annual	05/21/24	JPY	1,855,000,000	664,732	630,608
Pay	6-month JPY-LIBOR	Semi-Annual	0.558	Semi-Annual	02/24/25	JPY	1,084,559,370	313,828	283,216
Pay	6-month JPY-LIBOR	Semi-Annual	(0.092)	Semi-Annual	07/14/26	JPY	652,900,000	(78,570)	(81,932)
Pay	6-month JPY-LIBOR	Semi-Annual	0.387	Semi-Annual	03/02/31	JPY	7,700,000	1,057	1,164
Pay	6-month JPY-LIBOR	Semi-Annual	0.360	Semi-Annual	03/03/31	JPY	867,000,000	93,052	106,205
Pay	6-month JPY-LIBOR	Semi-Annual	0.623	Semi-Annual	03/02/36	JPY	6,200,000	1,569	1,678
Pay	6-month JPY-LIBOR	Semi-Annual	0.585	Semi-Annual	03/03/36	JPY	693,000,000	135,248	149,088
Pay	6-month JPY-LIBOR	Semi-Annual	1.289	Semi-Annual	02/04/45	JPY	1,015,000,000	1,414,160	1,354,753
Pay	3-month USD-LIBOR	Quarterly	3.042	Semi-Annual	12/05/28	USD	23,700,000	690,547	690,547
Pay	3-month USD-LIBOR	Quarterly	2.842	Semi-Annual	12/20/28	USD	13,700,000	157,240	157,240
Pay	3-month USD-LIBOR	Quarterly	2.775	Semi-Annual	12/21/28	USD	6,600,000	36,894	36,894
Pay	3-month USD-LIBOR	Quarterly	2.794	Semi-Annual	12/24/28	USD	50,700,000	359,492	359,492
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD	1,250,000	13,123	13,123
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD	690,000	(23,136)	(23,047)
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD	800,000	(36,855)	(36,744)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.123)	Annual	02/11/19	EUR	200,000	(38)	(21)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.095)	Annual	02/16/19	EUR	100,000	(26)	(16)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.056	Annual	02/10/21	EUR	100,000	(546)	(559)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.143	Annual	02/04/46	EUR	500,000	32,051	28,992
Receive	6-month JPY-LIBOR	Semi-Annual	(0.030)	Semi-Annual	03/02/23	JPY	15,400,000	248	223
Receive	6-month JPY-LIBOR	Semi-Annual	(0.044)	Semi-Annual	03/03/23	JPY	1,733,000,000	37,007	33,684
Receive	6-month JPY-LIBOR	Semi-Annual	0.119	Semi-Annual	03/02/26	JPY	10,900,000	(341)	(412)
Receive	6-month JPY-LIBOR	Semi-Annual	0.103	Semi-Annual	03/03/26	JPY	1,231,000,000	(25,731)	(34,432)
Receive	6-month JPY-LIBOR	Semi-Annual	0.373	Semi-Annual	03/07/31	JPY	350,000,000	(42,270)	(47,405)
Receive	6-month JPY-LIBOR	Semi-Annual	0.178	Semi-Annual	07/14/36	JPY	326,600,000	150,843	151,479
Receive	6-month JPY-LIBOR	Semi-Annual	1.443	Semi-Annual	02/24/45	JPY	468,636,765	(817,231)	(777,427)
Receive	6-month JPY-LIBOR	Semi-Annual	0.233	Semi-Annual	07/14/46	JPY	172,300,000	190,212	191,671
Receive	1-month USD-LIBOR	Monthly	1.720	Monthly	10/27/19	USD	18,320,000	126,681	125,704
Receive	1-month USD-LIBOR	Monthly	2.656	Monthly	06/19/20	USD	8,150,000	(12,465)	(12,465)
Receive	1-month USD-LIBOR	Monthly	2.798	Monthly	09/14/20	USD	4,000,000	(17,666)	(17,666)
Receive	1-month USD-LIBOR	Monthly	1.079	Monthly	04/04/21	USD	7,500,000	234,305	234,305
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD	23,590,000	407,289	405,343
Receive	1-month USD-LIBOR	Monthly	2.816	Monthly	06/19/23	USD	1,716,000	(26,005)	(26,005)
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD	1,210,000	(1,552)	(1,552)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD	4,110,000	(55,559)	(55,559)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD	3,590,000	85,195	84,808
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD	1,690,000	(13,544)	(13,544)
Receive	1-month USD-LIBOR	Monthly	2.884	Monthly	06/19/28	USD	910,000	(22,456)	(22,456)
Receive	1-month USD-LIBOR	Quarterly	3.099	Semi-Annual	10/18/28	USD	780,000	(33,865)	(33,865)
Receive	3-month USD-LIBOR	Quarterly	2.760	Semi-Annual	12/28/28	USD	23,700,000	(98,079)	(98,079)
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD	400,000	14,073	14,073
Receive	1-month USD-LIBOR	Monthly	2.962	Monthly	04/30/33	USD	530,000	(18,344)	(18,344)
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD	520,000	(29,051)	(29,051)
Receive	3-month USD-LIBOR	Quarterly	2.188	Semi-Annual	04/04/46	USD	900,000	120,736	120,736
								$4,700,265	$4,743,302

At December 31, 2018, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Pay	3.235%	3-month USD-LIBOR	02/15/19	USD	47,400,000	$100,014	$11,016
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	3.450%	3-month USD-LIBOR	01/31/19	USD	47,400,000	203,820	376
								$303,834	$11,392

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Pay	2.735%	3-month USD-LIBOR	02/15/19	USD	47,400,000	$116,130	$(436,818)
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	3.050%	3-month USD-LIBOR	01/31/19	USD	47,400,000	218,040	(1,421,824)
								$334,170	$(1,858,642)

At December 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(2)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD	10,170,000	$(541,552)	$55,464
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD	14,449,000	(763,991)	86,072
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD	10,170,000	(551,214)	46,004
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD	10,170,000	(544,858)	52,675
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD	16,061,000	(854,445)	90,495
								$(3,256,060)	$330,710

(1)  Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)  Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

Currency Abbreviations

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

COP — Colombian Peso

CZK — Czech Koruna

DKK — Danish Krone

EUR — EU Euro

GBP — British Pound

HKD — Hong Kong Sar Dollar

HUF — Hungarian Forint

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PLN — Polish Zloty

RON — Romanian New Leu

RUB — Russian Ruble

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$11,392
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,004,818
Interest rate contracts	Unrealized appreciation on forward premium swaptions**	330,710
Interest rate contracts	Net Assets — Unrealized appreciation***	784,711
Interest rate contracts	Net Assets — Unrealized appreciation****	6,126,101
Total Asset Derivatives		$9,257,732
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,383,069
Interest rate contracts	Net Assets — Unrealized depreciation***	625,910
Credit contracts	Net Assets — Unrealized depreciation****	9,484
Interest rate contracts	Net Assets — Unrealized depreciation****	1,382,799
Interest rate contracts	Written options, at fair value	1,858,642
Total Liability Derivatives		$5,259,904

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the following the Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

****  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$(65,489)	$—	$—	$(65,489)
Credit Contracts	—	—	—	140,040	—	140,040
Foreign exchange contracts	201,600	(1,022,759)	—	—	108,676	(712,483)
Interest rate contracts	4,750,941	—	1,073,673	189,787	(3,423,729)	2,590,672
Total	$4,952,541	$(1,022,759)	$1,008,184	$329,827	$(3,315,053)	$1,952,740
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(17,677)	$—	$(17,677)
Foreign exchange contracts	—	(725,902)	—	—	—	(725,902)
Interest rate contracts	506,044	—	364,210	1,687,787	(2,124,636)	433,405
Total	$506,044	$(725,902)	$364,210	$1,670,110	$(2,124,636)	$(310,174)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Purchased options	$—	$11,016	$—	$—	$—	$—	$—	$376	$—	$—	$—	$11,392
Forward premium swaptions	55,464	86,072	—	—	—	—	—	—	—	189,174	—	330,710
Forward foreign currency contracts	—	291,271	63,779	136,099	693	119,330	143,146	1,002,496	242,293	2,011	3,700	2,004,818
Total Assets	$55,464	$388,359	$63,779	$136,099	$693	$119,330	$143,146	$1,002,872	$242,293	$191,185	$3,700	$2,346,920
Liabilities:
Forward foreign currency contracts	$—	$110,741	$—	$185,653	$—	$510,235	$90,434	$276,786	$186,776	$22,444	$—	$1,383,069
Written options	—	436,818	—	—	—	—	—	1,421,824	—	—	—	1,858,642
Total Liabilities	$—	$547,559	$—	$185,653	$—	$510,235	$90,434	$1,698,610	$186,776	$22,444	$—	$3,241,711
Net OTC derivative instruments by counterparty, at fair value	$55,464	$(159,200)	$63,779	$(49,554)	$693	$(390,905)	$52,712	$(695,738)	$55,517	$168,741	$3,700	(894,791)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$695,738	$(55,517)	$(40,000)	$—	$600,221
Net Exposure(1)(2)	$55,464	$(159,200)	$63,779	$(49,554)	$693	$(390,905)	$52,712	$—	$—	$128,741	$3,700	$(294,570)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)  At December 31, 2018, the Portfolio pledged $940,000 in cash collateral from JPMorgan Chase Bank N.A. In addition, the Portfolio received $60,000 in cash collateral from Morgan Stanley. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $209,371,385.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,812,458
Gross Unrealized Depreciation	(17,513,323)
Net Unrealized Depreciation	$(6,700,865)
See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2018

Shares				Value	Percentage of Net Assets
COMMON STOCK: 95.8%
			Communication Services: 0.4%
361,056			Other Securities	$1,303,747	0.4
			Consumer Discretionary: 6.4%
14,380			Advance Auto Parts, Inc.	2,264,275	0.7
99,884			Pulte Group, Inc.	2,595,985	0.8
401,829	(1	),(2)	Other Securities	15,373,413	4.9
				20,233,673	6.4
			Consumer Staples: 6.3%
106,415			Conagra Brands, Inc.	2,273,024	0.7
21,088			Kimberly-Clark Corp.	2,402,767	0.7
68,326			Mondelez International, Inc.	2,735,090	0.9
408,760			Orkla ASA	3,200,552	1.0
35,046			Sysco Corp.	2,195,982	0.7
191,402	(2)		Other Securities	7,269,807	2.3
				20,077,222	6.3
			Energy: 5.8%
111,792			Baker Hughes a GE Co.	2,403,528	0.8
116,495			Noble Energy, Inc.	2,185,446	0.7
644,751	(1	),(2)	Other Securities	13,771,724	4.3
				18,360,698	5.8
			Financials: 26.7%
29,056			Ameriprise Financial, Inc.	3,032,575	1.0
80,367			BankUnited, Inc.	2,406,188	0.8
110,563			BB&T Corp.	4,789,589	1.5
184,807			Capitol Federal Financial, Inc.	2,359,985	0.7
25,841			Chubb Ltd.	3,338,140	1.0
42,712			Commerce Bancshares, Inc.	2,407,675	0.8
228,799	(3	),(4)	Compass Diversified Holdings	2,848,548	0.9
195,553			First Hawaiian, Inc.	4,401,898	1.4
155,797			Home Bancshares, Inc./Conway AR	2,545,723	0.8
209,001			Invesco Ltd.	3,498,677	1.1
21,162			M&T Bank Corp.	3,028,917	1.0
71,683			Northern Trust Corp.	5,991,982	1.9
15,646			Reinsurance Group of America, Inc.	2,194,039	0.7
47,149			SunTrust Banks, Inc.	2,378,196	0.7
77,366			UMB Financial Corp.	4,717,005	1.5
309,077	(3)		Valley National Bancorp	2,744,604	0.9
45,819	(3)		Westamerica Bancorp.	2,551,202	0.8
771,999	(1	),(2)	Other Securities	29,159,731	9.2
				84,394,674	26.7
			Health Care: 6.7%
71,595			Cardinal Health, Inc.	3,193,137	1.0
22,029			McKesson Corp.	2,433,544	0.8
Shares				Value	Percentage of Net Assets
31,219			Quest Diagnostics, Inc.	$2,599,606	0.8
26,170	(5	),(6)	Siemens Healthineers AG	1,093,558	0.4
71,537			Zimmer Biomet Holdings, Inc.	7,419,818	2.3
88,432	(2)		Other Securities	4,381,128	1.4
				21,120,791	6.7
			Industrials: 16.4%
21,135			Cummins, Inc.	2,824,481	0.9
144,196			Heartland Express, Inc.	2,638,787	0.8
55,061			Hubbell, Inc.	5,469,760	1.7
197,021			IMI PLC	2,372,651	0.8
116,621			Johnson Controls International plc	3,457,813	1.1
42,237			MSC Industrial Direct Co.	3,248,870	1.0
61,017			Southwest Airlines Co.	2,836,070	0.9
1,181,738	(2)		Other Securities	28,987,216	9.2
				51,835,648	16.4
			Information Technology: 8.6%
59,787			Maxim Integrated Products	3,040,169	1.0
31,360	(3)		Microchip Technology, Inc.	2,255,411	0.7
30,509			TE Connectivity Ltd.	2,307,396	0.7
669,755	(1	),(2)	Other Securities	19,467,086	6.2
				27,070,062	8.6
			Materials: 6.6%
512,773			Graphic Packaging Holding Co.	5,455,905	1.7
100,909			Silgan Holdings, Inc.	2,383,471	0.7
58,405			Sonoco Products Co.	3,103,058	1.0
82,815			WestRock Co.	3,127,094	1.0
368,412			Other Securities	6,878,312	2.2
				20,947,840	6.6
			Real Estate: 5.9%
178,880			Weyerhaeuser Co.	3,910,317	1.2
866,682			Other Securities	14,740,070	4.7
				18,650,387	5.9
			Utilities: 6.0%
36,850			Ameren Corp.	2,403,725	0.7
58,384			NorthWestern Corp.	3,470,345	1.1
32,665			Pinnacle West Capital Corp.	2,783,058	0.9
85,108			Xcel Energy, Inc.	4,193,271	1.3
89,527			Other Securities	6,287,174	2.0
				19,137,573	6.0
			Total Common Stock (Cost $352,016,797)	303,132,315	95.8

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.2%
51,852	iShares Russell Mid-Cap Value ETF	$3,958,900	1.2
	Total Exchange-Traded Funds (Cost $4,532,739)	3,958,900	1.2
	Total Long-Term Investments (Cost $356,549,536)	307,091,215	97.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateral(7): 2.5%
1,873,591	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $1,873,896, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $1,911,378, due 11/15/23-05/15/58)	$1,873,591	0.6
1,873,591	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,873,935, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,911,063, due 01/25/19-10/20/68)	1,873,591	0.6
Principal Amount†		Value	Percentage of Net Assets
1,873,591	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,873,904, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,911,063, due 01/25/19-02/01/49)	$1,873,591	0.6
392,785	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $392,848, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $400,641, due 02/29/24-09/09/49)	392,785	0.1
1,873,591	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,873,901, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,911,063, due 10/01/25-10/20/48)	1,873,591	0.6
		7,887,149	2.5

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.5%
7,900,089	(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $7,900,089)	$7,900,089	2.5
		Total Short-Term Investments (Cost $15,787,238)	15,787,238	5.0
		Total Investments in Securities (Cost $372,336,774)	$322,878,453	102.0
		Liabilities in Excess of Other Assets	(6,339,282)	(2.0)
		Net Assets	$316,539,171	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains securities on loan.

(2)  The grouping contains non-income producing securities.

(3)  Security, or a portion of the security, is on loan.

(4)  Security is a Master Limited Partnership.

(5)  Non-income producing security.

(6)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(7)  Represents securities purchased with cash collateral received for securities on loan.

(8)  Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$1,303,747	$—	$—	$1,303,747
Consumer Discretionary	18,200,099	2,033,574	—	20,233,673
Consumer Staples	16,876,670	3,200,552	—	20,077,222
Energy	18,360,698	—	—	18,360,698
Financials	84,394,674	—	—	84,394,674
Health Care	20,027,233	1,093,558	—	21,120,791
Industrials	45,864,678	5,970,970	—	51,835,648
Information Technology	27,070,062	—	—	27,070,062
Materials	20,947,840	—	—	20,947,840
Real Estate	18,650,387	—	—	18,650,387
Utilities	19,137,573	—	—	19,137,573
Total Common Stock	290,833,661	12,298,654	—	303,132,315
Exchange-Traded Funds	3,958,900	—	—	3,958,900
Short-Term Investments	7,900,089	7,887,149	—	15,787,238
Total Investments, at fair value	$302,692,650	$20,185,803	$—	$322,878,453
Other Financial Instruments+
Forward Foreign Currency Contracts	—	17,027	—	17,027
Total Assets	$302,692,650	$20,202,830	$—	$322,895,480
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(133,154)	$—	$(133,154)
Total Liabilities	$—	$(133,154)	$—	$(133,154)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	4,962,198	USD	45,265	Bank of America N.A.	03/29/19	$328
USD	1,213,371	JPY	135,501,800	Bank of America N.A.	03/29/19	(31,628)
USD	146,920	EUR	127,396	Credit Suisse AG	03/29/19	(104)
USD	4,044,890	EUR	3,515,568	Credit Suisse AG	03/29/19	(12,335)
NOK	355,865	USD	40,827	Goldman Sachs & Co.	01/03/19	331
NOK	959,398	USD	110,453	Goldman Sachs & Co.	03/29/19	923
SEK	353,918	USD	39,383	Goldman Sachs & Co.	03/29/19	825
USD	1,501,569	SEK	13,512,467	Goldman Sachs & Co.	03/29/19	(33,584)
USD	2,774,672	NOK	24,167,396	Goldman Sachs & Co.	03/29/19	(30,905)
GBP	40,079	USD	51,083	JPMorgan Chase Bank N.A.	03/29/19	214
USD	19,128	GBP	15,026	JPMorgan Chase Bank N.A.	03/29/19	(104)
USD	46,902	GBP	36,843	JPMorgan Chase Bank N.A.	03/29/19	(254)
USD	1,705,909	GBP	1,341,684	JPMorgan Chase Bank N.A.	03/29/19	(11,333)
USD	1,922,760	GBP	1,512,235	JPMorgan Chase Bank N.A.	03/29/19	(12,773)
USD	28,903	CAD	39,332	Morgan Stanley	03/29/19	35
CAD	51,132	USD	37,661	Morgan Stanley	03/29/19	(134)
USD	858,737	CAD	1,150,467	Morgan Stanley	03/29/19	14,371
						$(116,127)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$17,027
Total Asset Derivatives		$17,027
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$133,154
Total Liability Derivatives		$133,154

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$651,064
Total	$651,064
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$16,341
Total	$16,341

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $377,424,633.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,313,754
Gross Unrealized Depreciation	(64,927,163)
Net Unrealized Depreciation	$(54,613,409)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Communication Services: 4.3%
908,000	(1)	Iridium Communications, Inc.	$16,752,600	2.5
630,750		Manchester United PLC - Class A	11,971,635	1.8
			28,724,235	4.3
		Consumer Discretionary: 27.9%
230,000	(1)	Bright Horizons Family Solutions, Inc.	25,633,500	3.8
544,900		Choice Hotels International, Inc.	39,003,942	5.8
188,200		Marriott Vacations Worldwide Corp.	13,269,982	2.0
43,123	(1)	Ollie's Bargain Outlet Holdings, Inc.	2,868,111	0.4
698,741	(1)	Penn National Gaming, Inc.	13,157,293	2.0
255,000		Red Rock Resorts, Inc.	5,179,050	0.8
127,900	(1)	Under Armour, Inc. - Class A	2,259,993	0.4
396,000		Vail Resorts, Inc.	83,484,720	12.5
50,325		Other Securities	1,570,140	0.2
			186,426,731	27.9
		Consumer Staples: 1.5%
89,875		Church & Dwight Co., Inc.	5,910,180	0.9
116,900	(1)	Performance Food Group Co.	3,772,363	0.6
			9,682,543	1.5
		Financials: 19.8%
561,000	(1)	Arch Capital Group Ltd.	14,989,920	2.2
270,000	(2)	Carlyle Group L.P.	4,252,500	0.6
317,200		Cohen & Steers, Inc.	10,886,304	1.6
65,500	(1)	Essent Group Ltd.	2,238,790	0.3
82,000		Factset Research Systems, Inc.	16,410,660	2.5
51,000		Houlihan Lokey, Inc.	1,876,800	0.3
123,241		Kinsale Capital Group, Inc.	6,847,270	1.0
12,175	(1)	LendingTree, Inc.	2,673,264	0.4
80,000		Moelis & Co.	2,750,400	0.4
136,500		Morningstar, Inc.	14,993,160	2.3
181,000		MSCI, Inc. - Class A	26,684,830	4.0
150,900	(2)	Oaktree Capital Group LLC	5,998,275	0.9
226,825		Primerica, Inc.	22,163,071	3.3
			132,765,244	19.8
Shares			Value	Percentage of Net Assets
		Health Care: 10.2%
94,500		Bio-Techne Corp.	$13,676,040	2.0
207,500		Dechra Pharmaceuticals PLC	5,482,379	0.8
143,400	(1)	Idexx Laboratories, Inc.	26,675,268	4.0
16,600	(1)	Mettler Toledo International, Inc.	9,388,628	1.4
62,677	(1)	Neogen Corp.	3,572,589	0.5
79,000		West Pharmaceutical Services, Inc.	7,744,370	1.2
81,000	(3)	Other Securities	1,673,460	0.3
			68,212,734	10.2
		Industrials: 7.4%
64,300		Air Lease Corp.	1,942,503	0.3
237,026	(1)	Bloom Energy Corp.	2,365,519	0.3
112,625	(1)	CoStar Group, Inc.	37,992,918	5.7
108,800	(1)	Trex Co., Inc.	6,458,368	1.0
58,391	(3)	Other Securities	1,034,350	0.1
			49,793,658	7.4
		Information Technology: 20.1%
117,000	(1)	2U, Inc.	5,817,240	0.9
91,000	(1)	Altair Engineering, Inc.	2,509,780	0.4
176,700	(1)	ANSYS, Inc.	25,257,498	3.8
283,700	(1)	Benefitfocus, Inc.	12,970,764	1.9
265,600	(1)	Gartner, Inc.	33,954,304	5.1
164,000	(1)	Guidewire Software, Inc.	13,157,720	1.9
15,000		Littelfuse, Inc.	2,572,200	0.4
175,875		Maximus, Inc.	11,447,704	1.7
470,000		SS&C Technologies Holdings, Inc.	21,201,700	3.2
52,753	(1)	Wix.com Ltd.	4,765,706	0.7
76,000	(3)	Other Securities	889,200	0.1
			134,543,816	20.1
		Real Estate: 8.1%
11,190		Alexander's, Inc.	3,410,041	0.5
82,000		Alexandria Real Estate Equities, Inc.	9,449,680	1.4
68,838		American Assets Trust, Inc.	2,765,222	0.4
470,000		Douglas Emmett, Inc.	16,041,100	2.4
699,650		Gaming and Leisure Properties, Inc.	22,605,692	3.4
			54,271,735	8.1
		Total Common Stock (Cost $252,224,971)	664,420,696	99.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
4,545,339	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $4,545,339)	$4,545,339	0.7
		Total Short-Term Investments (Cost $4,545,339)	4,545,339	0.7
		Total Investments in Securities (Cost $256,770,310)	$668,966,035	100.0
		Assets in Excess of Other Liabilities	221,638	0.0
		Net Assets	$669,187,673	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Non-income producing security.

(2)  Security is a Master Limited Partnership.

(3)  The grouping contains non-income producing securities.

(4)  Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$28,724,235	$—	$—	$28,724,235
Consumer Discretionary	186,426,731	—	—	186,426,731
Consumer Staples	9,682,543	—	—	9,682,543
Financials	132,765,244	—	—	132,765,244
Health Care	62,730,355	5,482,379	—	68,212,734
Industrials	49,793,658	—	—	49,793,658
Information Technology	134,543,816	—	—	134,543,816
Real Estate	54,271,735	—	—	54,271,735
Total Common Stock	658,938,317	5,482,379	—	664,420,696
Short-Term Investments	4,545,339	—	—	4,545,339
Total Investments, at fair value	$663,483,656	$5,482,379	$—	$668,966,035

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $262,974,821.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$415,029,145
Gross Unrealized Depreciation	(9,037,929)
Net Unrealized Appreciation	$405,991,216

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Communication Services: 12.8%
3,933	(1)	Alphabet, Inc. - Class A	$4,109,828	1.6
6,274	(1)	Alphabet, Inc. - Class C	6,497,417	2.6
148,435		AT&T, Inc.	4,236,335	1.7
148,309		Comcast Corp. - Class A	5,049,921	2.0
49,240	(1)	Facebook, Inc. - Class A	6,454,872	2.6
41,852		Verizon Communications, Inc.	2,352,919	0.9
55,635	(2)	Other Securities	3,471,081	1.4
			32,172,373	12.8
		Consumer Discretionary: 10.1%
5,365	(1)	Amazon.com, Inc.	8,058,069	3.2
84,755	(1)	eBay, Inc.	2,379,073	1.0
46,209		Lowe's Cos, Inc.	4,267,863	1.7
17,171		McDonald's Corp.	3,049,055	1.2
24,940		PVH Corp.	2,318,173	0.9
35,327		Restaurant Brands International, Inc.	1,847,602	0.7
65,261		Other Securities	3,539,076	1.4
			25,458,911	10.1
		Consumer Staples: 5.7%
101,845		Mondelez International, Inc.	4,076,855	1.6
80,350		Philip Morris International, Inc.	5,364,166	2.1
31,324		Sysco Corp.	1,962,762	0.8
89,241		Other Securities	3,006,527	1.2
			14,410,310	5.7
		Energy: 5.2%
97,653		Canadian Natural Resources Ltd.	2,356,367	0.9
54,931		Chevron Corp.	5,975,943	2.4
33,294		EOG Resources, Inc.	2,903,570	1.2
40,825		Other Securities	1,736,848	0.7
			12,972,728	5.2
		Financials: 15.4%
58,515		American International Group, Inc.	2,306,076	0.9
17,695		Aon PLC	2,572,145	1.0
38,177	(1)	Berkshire Hathaway, Inc. - Class B	7,794,980	3.1
6,916		Blackrock, Inc.	2,716,743	1.1
98,042		Citigroup, Inc.	5,104,067	2.0
71,418		JPMorgan Chase & Co.	6,971,825	2.8
54,600		Morgan Stanley	2,164,890	0.9
120,425		Wells Fargo & Co.	5,549,184	2.2
71,731		Other Securities	3,494,362	1.4
			38,674,272	15.4
Shares			Value	Percentage of Net Assets
		Health Care: 16.7%
27,328		Abbott Laboratories	$1,976,634	0.8
19,930	(1)	Alexion Pharmaceuticals, Inc.	1,940,385	0.8
22,605		Allergan PLC	3,021,384	1.2
16,380		Anthem, Inc.	4,301,879	1.7
9,625	(1)	Biogen, Inc.	2,896,355	1.2
9,698		Cigna Corp.	1,841,844	0.7
42,685		CVS Health Corp.	2,796,721	1.1
58,012		Johnson & Johnson	7,486,449	3.0
66,628		Medtronic PLC	6,060,483	2.4
165,511		Pfizer, Inc.	7,224,555	2.9
48,730		Other Securities	2,270,775	0.9
			41,817,464	16.7
		Industrials: 5.7%
18,330		Caterpillar, Inc.	2,329,193	0.9
34,032		Honeywell International, Inc.	4,496,308	1.8
8,765		Northrop Grumman Corp.	2,146,549	0.8
68,767		Other Securities	5,414,265	2.2
			14,386,315	5.7
		Information Technology: 20.6%
61,446		Apple, Inc.	9,692,492	3.8
16,806		Broadcom, Inc.	4,273,430	1.7
74,140		Cisco Systems, Inc.	3,212,486	1.3
36,055		Fidelity National Information Services, Inc.	3,697,441	1.5
113,555	(1)	First Data Corp.	1,920,215	0.8
35,391		Mastercard, Inc. - Class A	6,676,512	2.6
128,365		Microsoft Corp.	13,038,033	5.2
22,590		Total System Services, Inc.	1,836,341	0.7
63,560	(2)	Other Securities	7,488,441	3.0
			51,835,391	20.6
		Materials: 2.3%
47,986		DowDuPont, Inc.	2,566,292	1.0
5,168		Sherwin-Williams Co.	2,033,401	0.8
7,525		Other Securities	1,204,376	0.5
			5,804,069	2.3
		Real Estate: 2.3%
19,425		American Tower Corp.	3,072,841	1.2
64,955		Other Securities	2,587,287	1.1
			5,660,128	2.3

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Utilities: 0.9%
30,980			American Electric Power Co., Inc.	$2,315,445	0.9
			Total Common Stock (Cost $231,455,786)	245,507,406	97.7
Principal Amount†				Value	Percentage of Net Assets
OTHER(3): —%
			Materials: —%
649,000	(4	),(5)	SINO Forest Corp. (Escrow), 0.000%, 08/01/2049	$—	—
			Total Other (Cost $—)	—	—
			Total Long-Term Investments (Cost $231,455,786)	245,507,406	97.7
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 2.1%
5,169,457	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $5,169,457)	$5,169,457	2.1
		Total Short-Term Investments (Cost $5,169,457)	5,169,457	2.1
		Total Investments in Securities (Cost $236,625,243)	$250,676,863	99.8
		Assets in Excess of Other Liabilities	595,262	0.2
		Net Assets	$251,272,125	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)  Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$245,507,406	$—	$—	$245,507,406
Other	—	—	—	—
Short-Term Investments	5,169,457	—	—	5,169,457
Total Investments, at fair value	$250,676,863	$—	$—	$250,676,863

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, VY® Columbia Contrarian Core Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
SINO Forest Corp. (Escrow)	3/1/2013	$—	$—
		$—	$—

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $237,845,250.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$31,077,117
Gross Unrealized Depreciation	(18,245,505)
Net Unrealized Appreciation	$12,831,612

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Communication Services: 1.8%
23,000		Nexstar Media Group, Inc.	$1,808,720	1.2
109,000	(1)	Other Securities	951,570	0.6
			2,760,290	1.8
		Consumer Discretionary: 8.4%
39,000		Aarons, Inc.	1,639,950	1.0
42,000	(2)	Adtalem Global Education, Inc.	1,987,440	1.3
37,000		Brinker International, Inc.	1,627,260	1.0
24,000		Dine Brands Global, Inc.	1,616,160	1.0
362,151	(1)	Other Securities	6,461,189	4.1
			13,331,999	8.4
		Consumer Staples: 2.3%
82,000	(2)	BJ's Wholesale Club Holdings, Inc.	1,817,120	1.1
36,000	(2)	TreeHouse Foods, Inc.	1,825,560	1.2
			3,642,680	2.3
		Energy: 4.5%
21,500		Arch Coal, Inc.	1,784,285	1.1
737,200	(1)	Other Securities	5,348,937	3.4
			7,133,222	4.5
		Financials: 29.2%
53,000		American Equity Investment Life Holding Co.	1,480,820	0.9
47,000		Ameris Bancorp.	1,488,490	0.9
30,000		Amerisafe, Inc.	1,700,700	1.1
35,000		Argo Group International Holdings Ltd.	2,353,750	1.5
61,000	(2)	Axos Financial, Inc.	1,535,980	1.0
58,000		Cathay General Bancorp.	1,944,740	1.2
44,000		Community Bank System, Inc.	2,565,200	1.6
47,500		Hancock Whitney Corp.	1,645,875	1.0
52,000		Heritage Financial Corp.	1,545,440	1.0
43,500		Houlihan Lokey, Inc.	1,600,800	1.0
32,500		Independent Bank Corp.	2,285,075	1.5
183,000	(2)	MGIC Investment Corp.	1,914,180	1.2
58,000	(2)	Pacific Premier Bancorp, Inc.	1,480,160	0.9
63,500		Renasant Corp.	1,916,430	1.2
62,000		Sandy Spring Bancorp, Inc.	1,943,080	1.2
80,000		TCF Financial Corp.	1,559,200	1.0
31,500		UMB Financial Corp.	1,920,555	1.2
75,500		Union Bankshares Corp.	2,131,365	1.4
51,000		WSFS Financial Corp.	1,933,410	1.2
712,324	(1)	Other Securities	11,336,075	7.2
			46,281,325	29.2
Shares			Value	Percentage of Net Assets
		Health Care: 5.0%
78,000	(2)	Horizon Pharma PLC	$1,524,120	1.0
24,000	(2)	LHC Group, Inc.	2,253,120	1.4
26,700	(2)	Merit Medical Systems, Inc.	1,490,127	1.0
184,900	(1)	Other Securities	2,582,406	1.6
			7,849,773	5.0
		Industrials: 14.8%
33,000		Armstrong World Industries, Inc.	1,920,930	1.2
31,000		Barnes Group, Inc.	1,662,220	1.0
36,500		Granite Construction, Inc.	1,470,220	0.9
26,000		ICF International, Inc.	1,684,280	1.1
52,500		Kennametal, Inc.	1,747,200	1.1
42,361	(2)	Mastec, Inc.	1,718,162	1.1
35,500		Skywest, Inc.	1,578,685	1.0
572,343	(1)	Other Securities	11,754,595	7.4
			23,536,292	14.8
		Information Technology: 9.7%
56,500	(2)	Ciena Corp.	1,915,915	1.2
596,100	(1)	Other Securities	13,520,679	8.5
			15,436,594	9.7
		Materials: 5.3%
75,000	(2)	Allegheny Technologies, Inc.	1,632,750	1.0
35,500		Materion Corp.	1,597,145	1.0
64,000		Orion Engineered Carbons SA	1,617,920	1.0
237,501	(1)	Other Securities	3,577,615	2.3
			8,425,430	5.3
		Real Estate: 8.8%
43,000		American Assets Trust, Inc.	1,727,310	1.0
72,000		Chesapeake Lodging Trust	1,753,200	1.1
78,000		First Industrial Realty Trust, Inc.	2,251,080	1.4
17,500		PS Business Parks, Inc.	2,292,500	1.5
129,000		Sunstone Hotel Investors, Inc.	1,678,290	1.1
227,000		Other Securities	4,277,760	2.7
			13,980,140	8.8
		Utilities: 6.5%
53,500		New Jersey Resources Corp.	2,443,345	1.5
25,000		ONE Gas, Inc.	1,990,000	1.3
40,000		Portland General Electric Co.	1,834,000	1.1
55,000		South Jersey Industries, Inc.	1,529,000	1.0
46,800		Other Securities	2,578,097	1.6
			10,374,442	6.5
		Total Common Stock (Cost $152,831,246)	152,752,187	96.3

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
2,508,689	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $2,508,689)	$2,508,689	1.6
		Total Short-Term Investments (Cost $2,508,689)	2,508,689	1.6
		Total Investments in Securities (Cost $155,339,935)	$155,260,876	97.9
		Assets in Excess of Other Liabilities	3,404,041	2.1
		Net Assets	$158,664,917	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$152,752,187	$—	$—	$152,752,187
Short-Term Investments	2,508,689	—	—	2,508,689
Total Investments, at fair value	$155,260,876	$—	$—	$155,260,876

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

  Cost for federal income tax purposes was $155,345,638.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$18,699,077
Gross Unrealized Depreciation	(18,783,839)
Net Unrealized Depreciation	$(84,762)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.2%
		Communication Services: 4.4%
15,392	(1)	Charter Communications, Inc.	$4,386,258	0.9
130,111		Comcast Corp. - Class A	4,430,280	1.0
97,996		Verizon Communications, Inc.	5,509,335	1.2
1,560,021		Other Securities	6,169,946	1.3
			20,495,819	4.4
		Consumer Discretionary: 6.9%
177,717		Carnival Corp.	8,761,448	1.9
264,667	(1)	eBay, Inc.	7,429,203	1.6
269,651		General Motors Co.	9,019,826	2.0
143,742		Other Securities	6,622,846	1.4
			31,833,323	6.9
		Consumer Staples: 4.5%
69,554		Danone	4,902,353	1.1
62,074		Kimberly-Clark Corp.	7,072,711	1.5
164,050		Other Securities	8,692,861	1.9
			20,667,925	4.5
		Energy: 16.1%
233,140		BP PLC ADR	8,840,669	1.9
162,573		Canadian Natural Resources Ltd.	3,922,616	0.9
82,047		Chevron Corp.	8,925,893	1.9
243,165		Devon Energy Corp.	5,480,939	1.2
120,940		Hess Corp.	4,898,070	1.1
539,955		Marathon Oil Corp.	7,742,955	1.7
63,610		Occidental Petroleum Corp.	3,904,382	0.8
177,423		Royal Dutch Shell PLC - Class A ADR	10,338,438	2.2
323,459		Suncor Energy, Inc.	9,047,148	2.0
606,038		Other Securities	11,203,786	2.4
			74,304,896	16.1
		Financials: 28.5%
247,423		American International Group, Inc.	9,750,940	2.1
54,767		Allstate Corp.	4,525,397	1.0
166,049		Ally Financial, Inc.	3,762,670	0.8
823,905		Bank of America Corp.	20,301,019	4.4
123,181		Bank of New York Mellon Corp.	5,798,130	1.3
395,559		Citigroup, Inc.	20,592,802	4.4
164,801		Citizens Financial Group, Inc.	4,899,534	1.1
286,151		Fifth Third Bancorp	6,733,133	1.5
Shares			Value	Percentage of Net Assets
24,252		Goldman Sachs Group, Inc.	$4,051,297	0.9
167,996		JPMorgan Chase & Co.	16,399,769	3.5
170,590		Metlife, Inc.	7,004,425	1.5
199,105		Morgan Stanley	7,894,513	1.7
52,541		PNC Financial Services Group, Inc.	6,142,568	1.3
89,769		State Street Corp.	5,661,731	1.2
148,433		Wells Fargo & Co.	6,839,793	1.5
104,083		Other Securities	1,538,347	0.3
			131,896,068	28.5
		Health Care: 15.1%
54,768		Allergan PLC	7,320,291	1.6
34,060		Anthem, Inc.	8,945,178	1.9
65,851		CVS Health Corp.	4,314,557	0.9
85,826		Gilead Sciences, Inc.	5,368,416	1.2
56,062		Medtronic PLC	5,099,400	1.1
88,340		Merck & Co., Inc.	6,750,059	1.5
148,433	(1)	Mylan NV	4,067,064	0.9
45,618		Novartis AG	3,906,920	0.8
183,318		Pfizer, Inc.	8,001,831	1.7
161,009		Sanofi ADR	6,989,401	1.5
153,426		Other Securities	9,132,869	2.0
			69,895,986	15.1
		Industrials: 5.9%
81,048		Eaton Corp. PLC	5,564,756	1.2
247,552		Johnson Controls International plc	7,339,917	1.6
469,704		Other Securities	14,250,167	3.1
			27,154,840	5.9
		Information Technology: 8.6%
259,963		Cisco Systems, Inc.	11,264,197	2.4
61,912		Cognizant Technology Solutions Corp.	3,930,174	0.8
194,625		Intel Corp.	9,133,751	2.0
67,388		Microsoft Corp.	6,844,599	1.5
129,506		Qualcomm, Inc.	7,370,186	1.6
22,480		Other Securities	1,341,382	0.3
			39,884,289	8.6
		Materials: 2.2%
170,085		International Paper Co.	6,864,631	1.5
79,944		Other Securities	3,478,363	0.7
			10,342,994	2.2
		Total Common Stock (Cost $420,311,420)	426,476,140	92.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets
CLOSED-END FUNDS: 0.4%
		Consumer Discretionary: 0.4%
33,321	(2)	Other Securities	$1,930,619	0.4
		Total Closed-End Funds (Cost $1,186,454)	1,930,619	0.4
		Total Long-Term Investments (Cost $421,497,874)	428,406,759	92.6
SHORT-TERM INVESTMENTS: 4.5%
		Mutual Funds: 4.5%
20,983,920	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $20,983,920)	20,983,920	4.5
		Total Short-Term Investments (Cost $20,983,920)	20,983,920	4.5
		Total Investments in Securities (Cost $442,481,794)	$449,390,679	97.1
		Assets in Excess of Other Liabilities	13,310,199	2.9
		Net Assets	$462,700,878	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$17,608,677	$2,887,142	$—	$20,495,819
Consumer Discretionary	31,833,323	—	—	31,833,323
Consumer Staples	12,409,615	8,258,310	—	20,667,925
Energy	74,304,896	—	—	74,304,896
Financials	131,896,068	—	—	131,896,068
Health Care	65,989,066	3,906,920	—	69,895,986
Industrials	27,154,840	—	—	27,154,840
Information Technology	39,884,289	—	—	39,884,289
Materials	10,342,994	—	—	10,342,994
Total Common Stock	411,423,768	15,052,372	—	426,476,140
Closed-End Funds	1,930,619	—	—	1,930,619
Short-Term Investments	20,983,920	—	—	20,983,920
Total Investments, at fair value	$434,338,307	$15,052,372	$—	$449,390,679
Other Financial Instruments+
Forward Foreign Currency Contracts	—	130,411	—	130,411
Total Assets	$434,338,307	$15,182,783	$—	$449,521,090
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(203,696)	$—	$(203,696)
Total Liabilities	$—	$(203,696)	$—	$(203,696)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,433,014	CAD	4,595,381	CIBC World Markets Corp.	01/18/19	$65,533
USD	3,879,843	GBP	3,072,279	Goldman Sachs International	01/18/19	(39,183)
USD	5,642,320	EUR	4,963,641	Goldman Sachs International	01/18/19	(52,356)
USD	3,432,384	CAD	4,595,417	RBC Capital Markets Corp.	01/18/19	64,878
USD	3,878,614	GBP	3,072,252	RBC Capital Markets Corp.	01/18/19	(40,377)
USD	2,004,210	CHF	1,984,839	RBC Capital Markets Corp.	01/18/19	(18,045)
USD	5,640,903	EUR	4,963,609	RBC Capital Markets Corp.	01/18/19	(53,735)
						$(73,285)

Currency Abbreviations

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$130,411
Total Asset Derivatives		$130,411
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$203,696
Total Liability Derivatives		$203,696

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,012,571
Total	$1,012,571
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$737,208
Total	$737,208

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	CIBC World Markets Corp.	Goldman Sachs International	RBC Capital Markets Corp.	Totals
Assets:
Forward foreign currency contracts	$65,533	$—	$64,878	$130,411
Total Assets	$65,533	$—	$64,878	$130,411
Liabilities:
Forward foreign currency contracts	$—	$91,539	$112,157	$203,696
Total Liabilities	$—	$91,539	$112,157	$203,696
Net OTC derivative instruments by counterparty, at fair value	$65,533	$(91,539)	$(47,279)	$(73,285)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$65,533	$(91,539)	$(47,279)	$(73,285)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $446,929,923.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$48,897,995
Gross Unrealized Depreciation	(46,509,240)
Net Unrealized Appreciation	$2,388,755

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 60.2%
		Communication Services: 2.2%
49,041	(1)	Charter Communications, Inc.	$13,975,214	1.1
258,458		Comcast Corp. - Class A	8,800,495	0.7
130,894		Other Securities	5,722,685	0.4
			28,498,394	2.2
		Consumer Discretionary: 4.7%
346,722		Carnival Corp.	17,093,395	1.3
337,603	(1)	eBay, Inc.	9,476,516	0.7
594,983		General Motors Co.	19,902,181	1.6
3,122,460		Kingfisher PLC	8,209,858	0.6
167,879	(2)	Other Securities	6,365,972	0.5
			61,047,922	4.7
		Consumer Staples: 3.4%
437,028		Mondelez International, Inc.	17,494,231	1.3
252,520		Philip Morris International, Inc.	16,858,235	1.3
322,379	(1)	US Foods Holding Corp.	10,200,072	0.8
			44,552,538	3.4
		Energy: 8.4%
241,924		Anadarko Petroleum Corp.	10,605,948	0.8
2,196,846		BP PLC	13,887,774	1.1
548,350		Devon Energy Corp.	12,359,809	1.0
255,832		Occidental Petroleum Corp.	15,702,968	1.2
620,591		Royal Dutch Shell PLC - Class A	18,265,756	1.4
493,359		TechnipFMC PLC	9,659,969	0.7
1,304,274		Other Securities	28,948,349	2.2
			109,430,573	8.4
		Financials: 18.0%
515,577		American International Group, Inc.	20,318,890	1.6
57,157		Aon PLC	8,308,341	0.6
1,250,507		Bank of America Corp.	30,812,492	2.4
633,459		Citigroup, Inc.	32,977,876	2.5
511,869		Citizens Financial Group, Inc.	15,217,865	1.2
393,402		Fifth Third Bancorp	9,256,749	0.7
42,225		Goldman Sachs Group, Inc.	7,053,686	0.5
264,106		JPMorgan Chase & Co.	25,782,028	2.0
Shares			Value	Percentage of Net Assets
488,442		Morgan Stanley	$19,366,725	1.5
96,505		PNC Financial Services Group, Inc.	11,282,400	0.9
150,651		State Street Corp.	9,501,559	0.7
358,433		Wells Fargo & Co.	16,516,593	1.3
78,084		Willis Towers Watson PLC	11,857,836	0.9
725,829		Other Securities	15,260,563	1.2
			233,513,603	18.0
		Health Care: 11.1%
32,645		Anthem, Inc.	8,573,556	0.7
208,720		Bristol-Myers Squibb Co.	10,849,266	0.8
306,518		CVS Health Corp.	20,083,059	1.6
202,799		Johnson & Johnson	26,171,211	2.0
100,778		McKesson Corp.	11,132,946	0.9
108,249		Medtronic PLC	9,846,329	0.8
178,229		Merck & Co., Inc.	13,618,478	1.0
178,397		Novartis AG	15,278,680	1.1
114,968		Sanofi	9,973,474	0.8
108,885		Zimmer Biomet Holdings, Inc.	11,293,552	0.9
104,873	(2)	Other Securities	6,721,311	0.5
			143,541,862	11.1
		Industrials: 3.8%
154,956		CSX Corp.	9,627,416	0.8
100,532		General Dynamics Corp.	15,804,636	1.2
117,814		Ingersoll-Rand PLC - Class A	10,748,171	0.8
433,204		Johnson Controls International plc	12,844,499	1.0
			49,024,722	3.8
		Information Technology: 6.2%
392,368		Cisco Systems, Inc.	17,001,305	1.3
148,719		Cognizant Technology Solutions Corp.	9,440,682	0.7
325,184		Intel Corp.	15,260,885	1.2
380,305		Oracle Corp.	17,170,771	1.3
263,742		Qualcomm, Inc.	15,009,557	1.2
237,028		Other Securities	6,378,424	0.5
			80,261,624	6.2
		Materials: 1.7%
664,964		Other Securities	21,942,892	1.7
		Utilities: 0.7%
178,016		Other Securities	9,522,287	0.7
		Total Common Stock (Cost $783,169,664)	781,336,417	60.2

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 0.8%
			Energy: 0.5%
140,612	(2)		Other Securities	$5,870,551	0.5
			Financials: 0.3%
4,000	(1	),(3),(4)	Wells Fargo & Co.	98,280	0.0
75,900	(2)		Other Securities	3,662,175	0.3
				3,760,455	0.3
			Total Preferred Stock (Cost $10,847,296)	9,631,006	0.8
	Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.9%
			Basic Materials: 0.1%
770,000	(5)		Basell Finance Co. BV, 8.100%, 03/15/2027	$927,867	0.0
968,000			Other Securities	993,511	0.1
				1,921,378	0.1
			Communications: 1.5%
20,556,000			Other Securities	19,943,141	1.5
			Consumer, Cyclical: 1.1%
137,000	(5)		Alimentation Couche-Tard, Inc., 4.500%, 07/26/2047	126,078	0.0
445,862	(5)		Virgin Australia 2013-1A Pass Through Trust, 5.000%, 04/23/2025	452,505	0.0
14,090,957			Other Securities	13,520,305	1.1
				14,098,888	1.1
			Consumer, Non-cyclical: 2.5%
1,475,000	(5)		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,377,435	0.1
1,646,000	(5)		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	1,531,739	0.1
315,000	(5)		Bayer US Finance II LLC, 2.125%, 07/15/2019	312,571	0.0
498,000	(5)		Bayer US Finance II LLC, 4.375%, 12/15/2028	476,706	0.0
Principal Amount†				Value	Percentage of Net Assets
1,200,000	(5)		Bayer US Finance LLC, 2.375%, 10/08/2019	$1,190,645	0.1
981,000	(5)		Bayer US Finance LLC, 3.000%, 10/08/2021	959,778	0.1
107,000	(5)		Cigna Corp., 4.800%, 08/15/2038	106,435	0.0
965,000	(5)		ERAC USA Finance LLC, 2.350%, 10/15/2019	958,593	0.1
1,232,000	(5)		Heineken NV, 3.500%, 01/29/2028	1,191,017	0.1
1,095,000			Philip Morris International, Inc., 3.600%-4.875%, 11/15/2023- 11/15/2043	1,091,564	0.1
22,294,709	(6)		Other Securities	22,944,815	1.8
				32,141,298	2.5
			Energy: 0.9%
12,772,000			Other Securities	12,359,718	0.9
			Financial: 5.2%
1,535,000			American International Group, Inc., 2.300%-4.375%, 07/16/2019- 01/15/2055	1,345,056	0.1
455,000	(5)		ANZ New Zealand Int'l Ltd./London, 2.875%, 01/25/2022	446,406	0.0
440,000	(5)		Apollo Management Holdings L.P., 4.000%, 05/30/2024	440,410	0.0
1,555,000	(5)		Athene Global Funding, 4.000%, 01/25/2022	1,571,529	0.1
725,000	(5)		BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	715,038	0.1
130,000	(5)		Carlyle Holdings Finance LLC, 3.875%, 02/01/2023	130,763	0.0
595,000			Citizens Financial Group, Inc., 2.375%, 07/28/2021	579,992	0.0
1,335,000	(5)		Commonwealth Bank of Australia, 2.250%, 03/10/2020	1,323,294	0.1
895,000	(4	),(5)	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	927,444	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
472,000	(5)	Credit Suisse AG, 6.500%, 08/08/2023	$493,540	0.0
1,175,000		Goldman Sachs Group, Inc., 4.250%-5.250%, 07/27/2021- 10/21/2025	1,154,934	0.1
670,000	(5)	Jackson National Life Global Funding, 2.100%, 10/25/2021	646,776	0.1
620,000	(5)	Jackson National Life Global Funding, 3.250%, 01/30/2024	608,303	0.0
4,430,000	(4)	JPMorgan Chase & Co., 3.200%-5.000%, 06/15/2026- 12/31/2199	4,113,990	0.3
443,000	(5)	KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	437,814	0.0
2,335,000	(5)	Liberty Mutual Group, Inc., 4.850%, 08/01/2044	2,278,473	0.2
1,300,000	(5)	MassMutual Global Funding II, 2.000%, 04/15/2021	1,266,132	0.1
670,000	(5)	Metropolitan Life Global Funding I, 2.050%, 06/12/2020	659,357	0.1
740,000	(5)	Mizuho Bank Ltd., 2.650%, 09/25/2019	737,490	0.0
2,360,000	(5)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,396,029	0.2
4,015,000		Morgan Stanley, 2.375%-4.000%, 07/23/2019- 07/23/2025	3,989,862	0.3
1,000,000	(5)	Nationwide Financial Services, Inc., 5.300%, 11/18/2044	1,060,979	0.1
690,000	(5)	Reliance Standard Life Global Funding II, 3.050%, 01/20/2021	683,874	0.1
1,360,000	(5)	Societe Generale SA, 2.625%, 09/16/2020	1,343,823	0.1
805,000	(5)	Societe Generale SA, 5.000%, 01/17/2024	812,470	0.1
985,000	(5)	Standard Chartered PLC, 3.050%, 01/15/2021	971,645	0.1
616,000	(5)	Teachers Insurance & Annuity Association of America, 4.270%, 05/15/2047	591,855	0.1
Principal Amount†				Value	Percentage of Net Assets
585,000	(5)		UBS Group Funding Switzerland AG, 4.125%, 04/15/2026	$582,060	0.0
35,956,000			Other Securities	35,147,758	2.7
				67,457,096	5.2
			Industrial: 0.7%
305,000	(5)		Aviation Capital Group LLC, 2.875%, 01/20/2022	295,324	0.0
1,095,000	(5)		Aviation Capital Group LLC, 4.875%, 10/01/2025	1,095,697	0.1
435,000	(5)		BAE Systems Holdings, Inc., 2.850%, 12/15/2020	429,385	0.0
410,000	(5)		SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	399,184	0.0
7,116,000			Other Securities	7,055,120	0.6
				9,274,710	0.7
			Technology: 0.6%
910,000	(5)		Dell International LLC / EMC Corp., 5.450%, 06/15/2023	926,877	0.1
35,000	(5)		Dell International LLC / EMC Corp., 8.350%, 07/15/2046	38,042	0.0
795,000	(5)		NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	809,509	0.1
5,515,000			Other Securities	5,405,130	0.4
				7,179,558	0.6
			Utilities: 0.3%
150,000	(5)		Electricite de France SA, 4.600%, 01/27/2020	152,190	0.0
620,000	(5)		Electricite de France SA, 4.875%, 01/22/2044	562,090	0.1
350,000	(4	),(5),(7)	Electricite de France SA, 5.625%, 12/31/2199	323,312	0.0
2,735,000			Other Securities	2,531,965	0.2
				3,569,557	0.3
			Total Corporate Bonds/Notes (Cost $170,876,610)	167,945,344	12.9
MUNICIPAL BONDS: 0.0%
			Georgia: 0.0%
325,000			Other Securities	357,617	0.0
			Total Municipal Bonds (Cost $325,000)	357,617	0.0

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 12.5%
			U.S. Treasury Bonds: 1.0%
12,806,200	(7)		3.000%, 08/15/2048	$12,771,462	1.0
425,000			4.500%, 02/15/2036	524,476	0.0
				13,295,938	1.0
			U.S. Treasury Notes: 11.5%
47,470,000			2.500%, 12/31/2020	47,463,702	3.7
49,651,000			2.625%, 12/15/2021	49,877,512	3.8
38,411,700			2.625%, 12/31/2023	38,613,809	3.0
12,377,900			1.250%-3.125%, 01/31/2019- 11/15/2028	12,600,500	1.0
				148,555,523	11.5
			Total U.S. Treasury Obligations (Cost $160,312,788)	161,851,461	12.5
U.S. GOVERNMENT AGENCY OBLIGATIONS(8): 0.1%
			Federal National Mortgage Association: 0.1%
915,000			Other Securities	1,228,415	0.1
			Total U.S. Government Agency Obligations (Cost $1,022,593)	1,228,415	0.1
CONVERTIBLE BONDS/NOTES: 7.6%
			Communications: 2.7%
2,954,000	(5)		GCI Liberty, Inc., 1.750%, 09/30/2046	2,891,165	0.2
1,807,000	(5	),(7)	Liberty Expedia Holdings, Inc., 1.000%, 06/30/2047	1,731,559	0.1
9,559,000			Liberty Media Corp., 1.375%, 10/15/2023	10,259,675	0.8
1,933,000			Liberty Media Corp., 2.250%, 09/30/2046	919,335	0.1
673,000			Liberty Media Corp.- Liberty Formula One, 1.000%, 01/30/2023	694,819	0.0
2,258,000	(5)		Viavi Solutions, Inc., 1.750%, 06/01/2023	2,261,161	0.2
18,013,000	(6)		Other Securities	16,471,193	1.3
				35,228,907	2.7
			Consumer, Cyclical: 0.2%
2,264,000	(5)		Live Nation Entertainment, Inc., 2.500%, 03/15/2023	2,310,946	0.2
			Consumer, Non-cyclical: 1.8%
3,140,000	(5)		DexCom, Inc., 0.750%, 12/01/2023	3,179,423	0.2
514,000	(5)		Insulet Corp., 1.375%, 11/15/2024	547,161	0.0
Principal Amount†				Value	Percentage of Net Assets
798,000	(5)		Supernus Pharmaceuticals, Inc., 0.625%, 04/01/2023	$754,110	0.1
3,694,000	(5)		Wright Medical Group, Inc., 1.625%, 06/15/2023	3,780,225	0.3
14,712,000			Other Securities	15,847,057	1.2
				24,107,976	1.8
			Energy: 0.5%
1,677,000	(5	),(7)	Oil States International, Inc., 1.500%, 02/15/2023	1,382,888	0.1
6,507,000	(6)		Other Securities	4,803,572	0.4
				6,186,460	0.5
			Technology: 2.4%
3,560,000	(5)		Cree, Inc., 0.875%, 09/01/2023	3,453,439	0.3
2,238,000	(5)		Western Digital Corp., 1.500%, 02/01/2024	1,819,272	0.1
24,732,000			Other Securities	26,197,340	2.0
				31,470,051	2.4
			Total Convertible Bonds/Notes (Cost $101,571,975)	99,304,340	7.6
EQUITY-LINKED NOTES: 1.1%
			Financial: 1.1%
9,000,000	(5)		Credit Suisse AG, Convertible Basket (Basket of 5 Common Stocks), 0.500%, 06/24/2024	7,884,900	0.6
6,746,000			GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.), Exchangeable Basket (Basket of 5 Common Stocks), 0.250%, 07/08/2024	5,878,734	0.5
			Total Equity-Linked Notes (Cost $15,746,000)	13,763,634	1.1
STRUCTURED NOTES: 0.9%
			Financial: 0.9%
12,054,000			Other Securities	11,650,559	0.9
			Total Structured Notes (Cost $12,054,593)	11,650,559	0.9
			Total Long-Term Investments (Cost $1,255,926,519)	1,247,068,793	96.1

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Securities Lending Collateral(9): 1.5%
4,460,816	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $4,461,635, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $4,550,032, due 01/25/19-10/20/68)	$4,460,816	0.3
4,460,816	Citigroup, Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $4,461,554, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $4,550,032, due 01/25/19-07/15/60)	4,460,816	0.3
894,134	Natwest Markets PLC, Repurchase Agreement dated 12/31/18, 2.90%, due 01/02/19 (Repurchase Amount $894,276, collateralized by various U.S. Government Securities, 0.125%-2.750%, Market Value plus accrued interest $912,017, due 07/15/22-09/09/49)	894,134	0.1
Principal Amount†			Value	Percentage of Net Assets
4,460,816		RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $4,461,554, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $4,550,032, due 10/01/25-10/20/48)	$4,460,816	0.4
4,460,816		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $4,461,640, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,550,103, due 07/15/20-02/15/47)	4,460,816	0.4
			18,737,398	1.5
	Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.4%
44,582,354	(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $44,582,354)	$44,582,354	3.4
		Total Short-Term Investments (Cost $63,319,752)	63,319,752	4.9
		Total Investments in Securities (Cost $1,319,246,271)	$1,310,388,545	101.0
		Liabilities in Excess of Other Assets	(13,292,161)	(1.0)
		Net Assets	$1,297,096,384	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  Preferred Stock may be called prior to convertible date.

(4)  Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(5)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)  The grouping contains securities on loan.

(7)  Security, or a portion of the security, is on loan.

(8)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)  Represents securities purchased with cash collateral received for securities on loan.

(10)  Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$28,498,394	$—	$—	$28,498,394
Consumer Discretionary	52,838,064	8,209,858	—	61,047,922
Consumer Staples	44,552,538	—	—	44,552,538
Energy	77,277,043	32,153,530	—	109,430,573
Financials	233,513,603	—	—	233,513,603
Health Care	118,289,708	25,252,154	—	143,541,862
Industrials	49,024,722	—	—	49,024,722
Information Technology	80,261,624	—	—	80,261,624
Materials	16,552,339	5,390,553	—	21,942,892
Utilities	9,522,287	—	—	9,522,287
Total Common Stock	710,330,322	71,006,095	—	781,336,417
Preferred Stock	5,968,831	3,662,175	—	9,631,006
Corporate Bonds/Notes	—	167,945,344	—	167,945,344
Municipal Bonds	—	357,617	—	357,617
Convertible Bonds/Notes	—	99,304,340	—	99,304,340
U.S. Treasury Obligations	—	161,851,461	—	161,851,461
U.S. Government Agency Obligations	—	1,228,415	—	1,228,415
Structured Notes	—	11,650,559	—	11,650,559
Equity-Linked Notes	—	13,763,634	—	13,763,634
Short-Term Investments	44,582,354	18,737,398	—	63,319,752
Total Investments, at fair value	$760,881,507	$549,507,038	$—	$1,310,388,545
Other Financial Instruments+
Forward Foreign Currency Contracts	—	177,896	—	177,896
Total Assets	$760,881,507	$549,684,934	$—	$1,310,566,441
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(298,408)	$—	$(298,408)
Total Liabilities	$—	$(298,408)	$—	$(298,408)

(1)  For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio's policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $13,885,677 and $6,859,222 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,013,756	USD	723,980	State Street Bank and Trust Co.	02/01/19	$(9,489)
USD	2,740,643	CAD	3,680,793	State Street Bank and Trust Co.	02/01/19	42,327
USD	15,162,779	GBP	11,952,183	State Street Bank and Trust Co.	02/01/19	(94,783)
USD	2,326,622	AUD	3,234,902	State Street Bank and Trust Co.	02/01/19	46,677
USD	5,737,121	CHF	5,663,686	State Street Bank and Trust Co.	02/01/19	(41,012)
USD	3,766,643	EUR	3,285,642	State Street Bank and Trust Co.	02/01/19	(7,583)
USD	3,766,134	EUR	3,285,642	The Bank of New York Mellon	02/01/19	(8,092)
USD	15,159,693	GBP	11,952,201	The Bank of New York Mellon	02/01/19	(97,891)
USD	2,326,166	AUD	3,234,964	The Bank of New York Mellon	02/01/19	46,177
USD	5,738,519	CHF	5,663,631	The Bank of New York Mellon	02/01/19	(39,558)
USD	2,741,015	CAD	3,680,772	The Bank of New York Mellon	02/01/19	42,715
						$(120,512)

Currency Abbreviations

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$177,896
Total Asset Derivatives		$177,896
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$298,408
Total Liability Derivatives		$298,408

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$3,859,366
Total	$3,859,366
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,357,604
Total	$1,357,604

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2018:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$89,004	$88,892	$177,896
Total Assets	$89,004	$88,892	$177,896
Liabilities:
Forward foreign currency contracts	$152,867	$145,541	$298,408
Total Liabilities	$152,867	$145,541	$298,408
Net OTC derivative instruments by counterparty, at fair value	$(63,863)	$(56,649)	$(120,512)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(63,863)	$(56,649)	$(120,512)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,326,739,835.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$89,143,929
Gross Unrealized Depreciation	(105,135,439)
Net Unrealized Depreciation	$(15,991,510)

See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Communication Services: 1.7%
201,662	(1)	Other Securities	$7,143,111	1.7
		Consumer Discretionary: 13.5%
7,190	(2)	Autozone, Inc.	6,027,665	1.5
52,110		Expedia Group, Inc.	5,870,191	1.4
75,140		Hilton Worldwide Holdings, Inc.	5,395,052	1.3
75,981		Kohl's Corp.	5,040,580	1.2
37,700	(2)	Mohawk Industries, Inc.	4,409,392	1.1
40,780		PVH Corp.	3,790,501	0.9
597,936	(3)	Other Securities	25,279,786	6.1
			55,813,167	13.5
		Consumer Staples: 5.6%
767,778	(1)	Other Securities	23,110,755	5.6
		Energy: 6.0%
84,373		Diamondback Energy, Inc.	7,821,335	1.9
321,090		Williams Cos., Inc.	7,080,035	1.7
453,334	(1)	Other Securities	10,145,006	2.4
			25,046,376	6.0
		Financials: 22.0%
127,900		Citizens Financial Group, Inc.	3,802,467	0.9
242,750		Fifth Third Bancorp	5,711,907	1.4
45,370		First Republic Bank	3,942,653	1.0
130,150		Hartford Financial Services Group, Inc.	5,785,168	1.4
176,480		Loews Corp.	8,033,370	1.9
52,343		M&T Bank Corp.	7,491,854	1.8
50,850		Marsh & McLennan Cos., Inc.	4,055,288	1.0
53,110		Northern Trust Corp.	4,439,465	1.1
67,810		Progressive Corp.	4,090,977	1.0
51,820		Raymond James Financial, Inc.	3,855,926	0.9
116,580		SunTrust Banks, Inc.	5,880,295	1.4
66,200		T. Rowe Price Group, Inc.	6,111,584	1.5
836,923		Other Securities	27,855,519	6.7
			91,056,473	22.0
		Health Care: 6.9%
63,110		AmerisourceBergen Corp.	4,695,384	1.1
27,850		Cigna Corp.	5,289,272	1.3
30,660	(2)	Laboratory Corp. of America Holdings	3,874,197	0.9
37,050		Universal Health Services, Inc.	4,318,548	1.1
Shares				Value	Percentage of Net Assets
49,130			Zimmer Biomet Holdings, Inc.	$5,095,764	1.2
44,750	(1)		Other Securities	5,306,385	1.3
				28,579,550	6.9
			Industrials: 7.6%
34,750			Acuity Brands, Inc.	3,994,512	1.0
65,240			Ametek, Inc.	4,416,748	1.1
30,460			IDEX Corp.	3,845,880	0.9
34,671			Snap-On, Inc.	5,037,349	1.2
192,030	(1	),(3)	Other Securities	14,233,338	3.4
				31,527,827	7.6
			Information Technology: 7.9%
52,100			Amphenol Corp.	4,221,142	1.0
52,460			Analog Devices, Inc.	4,502,642	1.1
76,550	(2)		Arrow Electronics, Inc.	5,278,122	1.3
58,830			CDW Corp.	4,768,172	1.2
32,906			Jack Henry & Associates, Inc.	4,163,267	1.0
62,349	(2)		Keysight Technologies, Inc.	3,870,626	0.9
49,000	(2)		Synopsys, Inc.	4,127,760	1.0
100,142	(1)		Other Securities	1,641,327	0.4
				32,573,058	7.9
			Materials: 5.1%
155,460			Ball Corp.	7,148,051	1.7
9,820			Sherwin-Williams Co.	3,863,777	1.0
160,540			Silgan Holdings, Inc.	3,791,955	0.9
106,650			Other Securities	6,297,586	1.5
				21,101,369	5.1
			Real Estate: 12.3%
30,590			AvalonBay Communities, Inc.	5,324,189	1.3
41,730			Boston Properties, Inc.	4,696,711	1.1
107,900	(2)		CBRE Group, Inc.	4,320,316	1.0
35,580			Federal Realty Investment Trust	4,199,863	1.0
68,226			Vornado Realty Trust	4,232,059	1.0
1,112,655	(1)		Other Securities	28,423,596	6.9
				51,196,734	12.3
			Utilities: 10.0%
178,710			CMS Energy Corp.	8,872,951	2.1
74,470			Evergy, Inc.	4,227,662	1.0
87,380			National Fuel Gas Co.	4,472,108	1.1
48,150			Sempra Energy	5,209,349	1.3
122,970			WEC Energy Group, Inc.	8,516,902	2.1
171,150			Xcel Energy, Inc.	8,432,561	2.0
30,380			Other Securities	1,724,673	0.4
				41,456,206	10.0
			Total Common Stock (Cost $359,382,609)	408,604,626	98.6
See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(4): 0.2%
759,037	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $759,161, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $774,346, due 11/15/23-05/15/58) (Cost $759,037)	$759,037	0.2
	Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.9%
3,862,532	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $3,862,532)	$3,862,532	0.9
		Total Short-Term Investments (Cost $4,621,569)	4,621,569	1.1
		Total Investments in Securities (Cost $364,004,178)	$413,226,195	99.7
		Assets in Excess of Other Liabilities	1,177,993	0.3
		Net Assets	$414,404,188	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  The grouping contains securities on loan.

(4)  Represents securities purchased with cash collateral received for securities on loan.

(5)  Rate shown is the 7-day yield as of December 31, 2018.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$408,604,626	$—	$—	$408,604,626
Short-Term Investments	3,862,532	759,037	—	4,621,569
Total Investments, at fair value	$412,467,158	$759,037	$—	$413,226,195

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $365,097,004.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$88,310,626
Gross Unrealized Depreciation	(40,181,435)
Net Unrealized Appreciation	$48,129,191

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2018

Shares				Value	Percentage of Net Assets
COMMON STOCK: 97.1%
			Brazil: 0.3%
193,680	(1	),(2)	Other Securities	$3,571,459	0.3
			China: 2.1%
81,530	(3)		Baidu, Inc. ADR	12,930,658	1.0
700,566	(3)		JD.com, Inc. ADR	14,662,846	1.1
				27,593,504	2.1
			Denmark: 0.5%
157,815	(2)		Other Securities	7,118,218	0.5
			France: 6.4%
151,878			LVMH Moet Hennessy Louis Vuitton SE	44,466,265	3.3
62,870			Kering SA	29,452,642	2.2
374,800			Societe Generale	11,882,877	0.9
				85,801,784	6.4
			Germany: 6.4%
124,865			Allianz SE	25,092,307	1.9
155,875			Bayer AG	10,840,927	0.8
318,022			SAP SE	31,563,613	2.4
133,889			Siemens AG	14,942,242	1.1
5,575			Other Securities	2,727,489	0.2
				85,166,578	6.4
			India: 3.6%
10,971,266			DLF Ltd.	27,874,868	2.1
2,016,322			ICICI Bank Ltd. ADR	20,747,953	1.5
				48,622,821	3.6
			Italy: 0.3%
105,990	(2)		Other Securities	3,657,170	0.3
			Japan: 13.2%
82,000			Fanuc Ltd.	12,444,296	0.9
45,002			Keyence Corp.	22,746,075	1.7
197,900			Murata Manufacturing Co., Ltd.	26,666,990	2.0
261,800			Nidec Corp.	29,621,877	2.2
39,300			Nintendo Co., Ltd.	10,435,689	0.8
308,000			Omron Corp.	11,165,583	0.9
294,600			Suzuki Motor Corp.	14,851,211	1.1
245,400			TDK Corp.	17,179,322	1.3
2,926,400	(2)		Other Securities	31,109,951	2.3
				176,220,994	13.2
			Netherlands: 3.3%
459,673			Airbus SE	43,825,189	3.3
Shares				Value	Percentage of Net Assets
			Spain: 1.9%
761,403			Industria de Diseno Textil SA	$19,434,594	1.5
1,044,650			Other Securities	5,548,996	0.4
				24,983,590	1.9
			Sweden: 1.8%
877,626			Assa Abloy AB	15,715,473	1.2
371,150			Other Securities	8,854,911	0.6
				24,570,384	1.8
			Switzerland: 2.3%
1,175,182			Credit Suisse Group AG	12,846,725	1.0
1,392,569			UBS Group AG	17,369,852	1.3
				30,216,577	2.3
			United Kingdom: 7.3%
1,564,800			International Consolidated Airlines Group SA	12,342,406	0.9
1,171,606			Prudential PLC	20,920,735	1.6
556,587			Unilever PLC	29,222,378	2.2
13,342,767	(1	),(2)	Other Securities	34,807,230	2.6
				97,292,749	7.3
			United States: 47.7%
108,140			3M Co.	20,604,996	1.5
168,023	(3)		Adobe, Inc.	38,013,524	2.8
254,540			Agilent Technologies, Inc.	17,171,268	1.3
84,320	(3)		Alphabet, Inc. - Class A	88,111,027	6.6
142,580			Anthem, Inc.	37,445,785	2.8
43,800	(3)		Biogen, Inc.	13,180,296	1.0
101,040	(3)		Centene Corp.	11,649,912	0.9
512,180			Citigroup, Inc.	26,664,091	2.0
421,450			Colgate-Palmolive Co.	25,084,704	1.9
127,360			Equifax, Inc.	11,861,037	0.9
262,400	(3)		Facebook, Inc.- Class A	34,398,016	2.6
167,500			Gilead Sciences, Inc.	10,477,125	0.8
99,870			Goldman Sachs Group, Inc.	16,683,284	1.2
189,870			Intuit, Inc.	37,375,910	2.8
578,610			Maxim Integrated Products	29,422,319	2.2
651,500			Newell Brands, Inc.	12,111,385	0.9
324,012	(3)		PayPal Holdings, Inc.	27,246,169	2.0
208,330			S&P Global, Inc.	35,403,600	2.7
106,970	(3)		Sage Therapeutics, Inc.	10,246,656	0.8
187,890			Tiffany & Co.	15,127,024	1.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares				Value	Percentage of Net Assets
			United States (continued)
174,310			United Parcel Service, Inc. - Class B	$17,000,454	1.3
198,440			Walt Disney Co.	21,758,946	1.6
1,826,235	(1	),(2)	Other Securities	80,431,855	6.0
				637,469,383	47.7
			Total Common Stock (Cost $878,609,921)	1,296,110,400	97.1
PREFERRED STOCK: 1.6%
			Germany: 1.6%
293,394			Bayerische Motoren Werke AG	20,922,461	1.6
			India: 0.0%
2,078,904	(2)		Other Securities	227,541	0.0
			Total Preferred Stock (Cost $11,606,122)	21,150,002	1.6
			Total Long-Term Investments (Cost $890,216,043)	1,317,260,402	98.7
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
			Securities Lending Collateral(4): 0.7%
431,040			Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $431,110, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $439,733, due 01/08/19-09/09/49)	$431,040	0.0
Principal Amount†		Value	Percentage of Net Assets
2,055,578	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,055,955, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,096,690, due 01/25/19-10/20/68)	$2,055,578	0.2
2,055,578	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,055,922, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,096,690, due 01/25/19-02/01/49)	2,055,578	0.1
2,055,578	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,055,918, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,096,690, due 10/01/25-10/20/48)	2,055,578	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Securities Lending Collateral(4) (continued)
2,055,578		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,055,958, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,096,722, due 07/15/20-02/15/47)	$2,055,578	0.2
			8,653,352	0.7
	Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.2%
16,144,593	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $16,144,593)	$16,144,593	1.2
		Total Short-Term Investments (Cost $24,797,945)	24,797,945	1.9
		Total Investments in Securities (Cost $915,013,988)	$1,342,058,347	100.6
		Liabilities in Excess of Other Assets	(7,368,497)	(0.6)
		Net Assets	$1,334,689,850	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  The grouping contains securities on loan.

(2)  The grouping contains non-income producing securities.

(3)  Non-income producing security.

(4)  Represents securities purchased with cash collateral received for securities on loan.

(5)  Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Information Technology	19.1%
Financials	15.1
Consumer Discretionary	15.0
Industrials	15.0
Health Care	14.4
Communication Services	13.2
Consumer Staples	4.1
Real Estate	2.1
Energy	0.7
Short-Term Investments	1.9
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Brazil	$3,571,459	$—	$—	$3,571,459
China	27,593,504	—	—	27,593,504
Denmark	—	7,118,218	—	7,118,218
France	—	85,801,784	—	85,801,784
Germany	2,727,489	82,439,089	—	85,166,578
India	20,747,953	27,874,868	—	48,622,821
Italy	—	3,657,170	—	3,657,170
Japan	—	176,220,994	—	176,220,994
Netherlands	—	43,825,189	—	43,825,189
Spain	—	24,983,590	—	24,983,590
Sweden	—	24,570,384	—	24,570,384
Switzerland	—	30,216,577	—	30,216,577
United Kingdom	18,093,471	79,199,278	—	97,292,749
United States	637,469,383	—	—	637,469,383
Total Common Stock	710,203,259	585,907,141	—	1,296,110,400
Preferred Stock	—	21,150,002	—	21,150,002
Short-Term Investments	16,144,593	8,653,352	—	24,797,945
Total Investments, at fair value	$726,347,852	$615,710,495	$—	$1,342,058,347

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $926,337,009.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$501,903,688
Gross Unrealized Depreciation	(86,197,630)
Net Unrealized Appreciation	$415,706,058

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 79.8%
		Basic Materials: 7.4%
400,000	(1)	Century Aluminum Co., 7.500%, 06/01/2021	$396,000	0.4
539,000		CF Industries, Inc., 3.450%, 06/01/2023	503,291	0.6
638,000		Chemours Co/The, 7.000%, 05/15/2025	645,975	0.7
130,000		Commercial Metals Co., 5.375%, 07/15/2027	116,675	0.1
475,000	(1)	Commercial Metals Co., 5.750%, 04/15/2026	441,750	0.5
225,000	(1)	First Quantum Minerals Ltd., 6.875%, 03/01/2026	181,406	0.2
250,000	(1)	GCP Applied Technologies, Inc., 5.500%, 04/15/2026	244,375	0.3
247,000	(1)	Hudbay Minerals, Inc., 7.250%, 01/15/2023	245,147	0.3
175,000	(1)	Hudbay Minerals, Inc., 7.625%, 01/15/2025	171,938	0.2
314,000	(1)	Ingevity Corp., 4.500%, 02/01/2026	284,955	0.3
450,000	(1)	Joseph T Ryerson & Son, Inc., 11.000%, 05/15/2022	454,500	0.5
435,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.000%, 04/15/2025	402,375	0.4
125,000	(1)	NOVA Chemicals Corp., 4.875%, 06/01/2024	113,281	0.1
519,000	(1)	NOVA Chemicals Corp., 5.000%, 05/01/2025	469,047	0.5
130,000	(1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.750%, 04/30/2026	119,145	0.1
570,000	(1)	OCI NV, 6.625%, 04/15/2023	562,875	0.6
470,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	442,975	0.5
1,119,000		Other Securities	981,259	1.1
			6,776,969	7.4
		Communications: 12.2%
200,000	(1)	Altice Financing SA, 6.625%, 02/15/2023	192,500	0.2
200,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	189,000	0.2
210,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	193,725	0.2
Principal Amount†			Value	Percentage of Net Assets
505,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	$486,694	0.5
310,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	304,575	0.4
155,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	125,937	0.2
120,000	(1)	CommScope, Inc., 5.000%, 06/15/2021	119,250	0.1
200,000	(1)	CSC Holdings LLC, 5.375%, 07/15/2023	195,684	0.2
200,000	(1)	CSC Holdings LLC, 5.375%, 02/01/2028	184,436	0.2
400,000	(1)	CSC Holdings LLC, 5.500%, 04/15/2027	373,000	0.4
100,000	(1)	Frontier Communications Corp., 8.500%, 04/01/2026	87,750	0.1
885,000		Frontier Communications Corp., 8.750%-11.000%, 04/15/2022-09/15/2025	560,871	0.6
66,000	(1)	Gray Escrow, Inc., 7.000%, 05/15/2027	64,510	0.1
250,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	231,125	0.2
249,000	(1)	Gray Television, Inc., 5.875%, 07/15/2026	232,765	0.3
690,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	633,075	0.7
520,000	(1)	MDC Partners, Inc., 6.500%, 05/01/2024	475,800	0.5
526,000		Netflix, Inc., 4.375%, 11/15/2026	478,660	0.5
305,000	(1)	Sinclair Television Group, Inc., 5.875%, 03/15/2026	285,556	0.3
322,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	295,435	0.3
237,000	(1)	Sirius XM Radio, Inc., 5.375%, 07/15/2026	222,484	0.2
200,000		Sprint Corp., 7.125%, 06/15/2024	198,712	0.2
1,660,000		Sprint Corp., 7.250%, 09/15/2021	1,703,160	1.9
450,000		T-Mobile USA, Inc., 6.500%, 01/15/2026	460,125	0.5
545,000		T-Mobile USA, Inc., 5.125%-6.500%, 03/01/2023-04/15/2025	546,328	0.6
480,000	(1)	Videotron Ltd., 5.375%, 06/15/2024	477,000	0.5
335,000	(1)	Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/2025	299,825	0.3

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Communications (continued)
317,000	(1)	Windstream Services LLC / Windstream Finance Corp., 8.750%, 12/15/2024	$123,630	0.1
200,000	(1)	Windstream Services LLC / Windstream Finance Corp., 10.500%, 06/30/2024	153,000	0.2
375,000		Windstream Services LLC, 6.375%, 08/01/2023	152,813	0.2
1,250,000		Other Securities	1,221,163	1.3
			11,268,588	12.2
		Consumer, Cyclical: 10.3%
513,000		American Axle & Manufacturing, Inc., 6.250%, 03/15/2026	462,982	0.5
570,000		Beazer Homes USA, Inc., 6.750%, 03/15/2025	492,337	0.5
295,000		Beazer Homes USA, Inc., 5.875%-8.750%, 03/15/2022-10/15/2027	249,050	0.3
200,000	(1)	Cirsa Finance International Sarl, 7.875%, 12/20/2023	198,886	0.2
128,000	(1)	Eldorado Resorts, Inc., 6.000%, 09/15/2026	121,280	0.1
355,000	(1)	Enterprise Development Authority/The, 12.000%, 07/15/2024	324,825	0.4
148,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	139,860	0.1
279,000	(1)	Golden Nugget, Inc., 8.750%, 10/01/2025	269,235	0.3
205,000	(1)	International Game Technology PLC, 6.250%, 01/15/2027	197,184	0.2
100,000	(1)	JC Penney Corp., Inc., 5.875%, 07/01/2023	80,500	0.1
400,000		KB Home, 7.000%, 12/15/2021	408,500	0.4
245,000		KB Home, 7.500%, 09/15/2022	252,962	0.3
1,099,000		Lennar Corp., 4.750%, 11/15/2022	1,070,151	1.2
380,000		Lennar Corp., 4.500%-5.375%, 06/15/2019-10/01/2022	380,163	0.4
615,000		Meritage Homes Corp., 5.125%-7.000%, 04/01/2022-06/06/2027	572,644	0.6
245,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	178,238	0.2
200,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	179,000	0.2
Principal Amount†			Value	Percentage of Net Assets
595,000		Scientific Games International, Inc., 10.000%, 12/01/2022	$604,663	0.7
250,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	265,550	0.3
365,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	348,575	0.4
150,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.875%, 04/15/2023	145,500	0.1
455,000		Titan International, Inc., 6.500%, 11/30/2023	409,500	0.4
357,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	333,795	0.4
150,000	(1)	VOC Escrow Ltd., 5.000%, 02/15/2028	139,125	0.2
1,858,000		Other Securities	1,691,082	1.8
			9,515,587	10.3
		Consumer, Non-cyclical: 12.0%
200,000	(1)	Ashtead Capital, Inc., 4.125%, 08/15/2025	184,000	0.2
200,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	187,250	0.2
1,859,000	(1)	Bausch Health Cos, Inc., 5.875%, 05/15/2023	1,726,546	1.9
95,000	(1)	Bausch Health Cos, Inc., 6.500%, 03/15/2022	95,863	0.1
125,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	126,562	0.1
100,000	(1)	Bausch Health Cos, Inc., 8.500%, 01/31/2027	97,250	0.1
658,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	602,221	0.7
215,000	(1)	C&S Group Enterprises LLC, 5.375%, 07/15/2022	206,938	0.2
250,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	232,500	0.2
293,000	(1)	Carriage Services, Inc., 6.625%, 06/01/2026	288,605	0.3
590,000	(1)	Centene Corp., 5.375%, 06/01/2026	575,250	0.6
270,000	(1)	Endo Finance LLC, 5.750%, 01/15/2022	226,125	0.2
200,000	(1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/2025	144,500	0.2
171,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	156,465	0.2

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical (continued)
738,000		HCA, Inc., 5.375%, 02/01/2025	$721,395	0.8
416,000		Horizon Pharma USA, Inc., 6.625%, 05/01/2023	403,520	0.4
35,000	(1)	Horizon Pharma USA, Inc., 8.750%, 11/01/2024	35,700	0.1
469,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	459,034	0.5
208,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	189,280	0.2
259,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	239,251	0.3
755,000	(1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, 05/15/2023	780,481	0.8
80,000	(1)	Pyxus International, Inc., 8.500%, 04/15/2021	79,400	0.1
365,000	(1)	RegionalCare Hospital Partners Holdings, Inc., 8.250%, 05/01/2023	370,019	0.4
235,000	(1)	Team Health Holdings, Inc., 6.375%, 02/01/2025	192,994	0.2
470,000		United Rentals North America, Inc., 5.750%, 11/15/2024	454,138	0.5
240,000		United Rentals North America, Inc., 4.625%-6.500%, 10/15/2025-01/15/2028	225,000	0.2
388,000	(1)	Verscend Escrow Corp., 9.750%, 08/15/2026	366,175	0.4
496,000		WellCare Health Plans, Inc., 5.250%, 04/01/2025	479,260	0.5
1,286,000		Other Securities	1,249,279	1.4
			11,095,001	12.0
		Energy: 16.5%
151,000	(1)	American Midstream Partners L.P. / American Midstream Finance Corp., 9.500%, 12/15/2021	142,695	0.2
525,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 04/01/2021	506,625	0.5
50,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 10/01/2022	47,250	0.1
355,000	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/2022	344,350	0.4
Principal Amount†			Value	Percentage of Net Assets
155,000	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	$144,925	0.1
102,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	72,930	0.1
230,000	(1)	Chaparral Energy, Inc., 8.750%, 07/15/2023	165,600	0.2
518,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	490,960	0.5
100,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	99,750	0.1
465,000	(1)	Cheniere Energy Partners L.P., 5.625%, 10/01/2026	435,937	0.5
95,000	(1)	Comstock Escrow Corp., 9.750%, 08/15/2026	80,750	0.1
249,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	215,385	0.2
637,000		DCP Midstream Operating L.P., 2.700%-5.600%, 04/01/2019-04/01/2044	585,724	0.6
495,000		Energy Transfer L.P., 4.250%-5.875%, 03/15/2023-01/15/2024	494,897	0.5
543,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.250%-6.750%, 08/01/2022-05/15/2026	485,330	0.5
369,000	(1)	Great Western Petroleum LLC / Great Western Finance Corp., 9.000%, 09/30/2021	337,635	0.4
350,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	340,375	0.4
230,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/2025	205,850	0.2
361,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	312,265	0.3
173,000	(1)	Jagged Peak Energy LLC, 5.875%, 05/01/2026	161,755	0.2
300,000	(1)	Marathon Petroleum Corp., 5.375%, 10/01/2022	302,703	0.3
100,000	(1)	MEG Energy Corp., 6.500%, 01/15/2025	101,875	0.1
220,000	(1)	MEG Energy Corp., 7.000%, 03/31/2024	211,200	0.2
490,000	(1)	Neptune Energy Bondco PLC, 6.625%, 05/15/2025	456,925	0.5

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Energy (continued)
162,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	$159,570	0.2
230,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.375%, 01/15/2025	212,750	0.3
200,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	182,750	0.2
210,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/2024	204,225	0.2
200,000	(1)	Precision Drilling Corp., 7.125%, 01/15/2026	173,000	0.2
517,000	(1)	Shelf Drilling Holdings Ltd., 8.250%, 02/15/2025	443,974	0.5
279,000	(1)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/2025	265,050	0.3
550,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%-5.250%, 05/01/2023-11/15/2023	522,369	0.6
300,000	(1)	TerraForm Power Operating LLC, 4.250%, 01/31/2023	281,250	0.3
420,000	(1)	Transocean, Inc., 7.250%, 11/01/2025	368,550	0.4
211,000	(1)	Trinidad Drilling Ltd, 6.625%, 02/15/2025	213,848	0.2
155,000	(1)	Weatherford International LLC, 9.875%, 03/01/2025	94,938	0.1
5,878,000		Other Securities	5,309,763	5.8
			15,175,728	16.5
		Financial: 8.3%
500,000	(1)	Alliance Data Systems Corp., 5.875%, 11/01/2021	500,550	0.5
300,000	(1)	Avation Capital SA, 6.500%, 05/15/2021	300,000	0.3
500,000	(2)	Barclays PLC, 7.750%, 12/31/2199	482,210	0.5
405,000	(1)	Freedom Mortgage Corp., 8.125%, 11/15/2024	349,312	0.4
515,000	(1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	442,900	0.5
260,000	(1)	Iron Mountain US Holdings, Inc., 5.375%, 06/01/2026	237,900	0.3
300,000		Iron Mountain, Inc., 5.750%, 08/15/2024	285,750	0.3
Principal Amount†				Value	Percentage of Net Assets
250,000	(1)		Kendall Re Ltd., 7.682%, (US0003M + 5.250%), 05/06/2024	$247,062	0.3
250,000	(1)		Kilimanjaro Re Ltd. (Cat Bond), 11.696%, (T-BILL 3MO + 9.250%), 12/06/2019	249,387	0.3
117,000	(1)		Nationstar Mortgage Holdings, Inc., 8.125%, 07/15/2023	114,368	0.1
834,000			Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/2021	815,235	0.9
125,000			Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 06/01/2022	122,734	0.1
195,000	(1)		Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/2022	192,563	0.2
343,000	(1)		Provident Funding Associates L.P. / PFG Finance Corp., 6.375%, 06/15/2025	312,130	0.3
200,000	(1	),(2)	Societe Generale SA, 7.375%, 12/31/2199	195,250	0.2
250,000	(1)		Tailwind Re Ltd. 2017-1, 9.696%, (T-BILL 3MO + 7.250%), 01/08/2025	249,688	0.3
335,000	(1)		Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.000%, 04/15/2023	304,012	0.3
250,000	(1)		Ursa Re Ltd 2017-2 D (Cat Bond), 5.250%, (T-BILL 3MO + 5.250%), 12/10/2020	247,613	0.3
2,060,000			Other Securities	2,024,328	2.2
				7,672,992	8.3
			Industrial: 9.3%
525,000	(1)		American Woodmark Corp., 4.875%, 03/15/2026	467,250	0.5
250,000	(1)		Amsted Industries, Inc., 5.000%, 03/15/2022	244,375	0.3
250,000	(1)		Amsted Industries, Inc., 5.375%, 09/15/2024	236,875	0.2
80,000	(1)		Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	75,983	0.1
510,000	(1)		Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/2025	472,066	0.5

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Industrial (continued)
90,000	(1)		Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	$90,113	0.1
249,000	(1)		Builders FirstSource, Inc., 5.625%, 09/01/2024	231,881	0.3
437,000	(1)		Cloud Crane LLC, 10.125%, 08/01/2024	450,110	0.5
603,000			Covanta Holding Corp., 6.000%, 01/01/2027	542,700	0.6
640,000			Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026	684,800	0.8
110,000	(1)		DAE Funding LLC, 4.500%, 08/01/2022	105,875	0.1
498,000	(1)		EnPro Industries, Inc., 5.750%, 10/15/2026	481,815	0.5
416,000	(1)		GFL Environmental, Inc., 5.375%, 03/01/2023	366,080	0.4
215,000	(1)		Itron, Inc., 5.000%, 01/15/2026	197,262	0.2
481,000	(1)		Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/2025	490,019	0.5
400,000	(1)		Novelis Corp., 5.875%, 09/30/2026	355,000	0.4
125,000	(1)		Plastipak Holdings, Inc., 6.250%, 10/15/2025	111,250	0.1
175,000	(1)		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	167,016	0.2
274,000	(1)		Standard Industries, Inc./NJ, 5.375%, 11/15/2024	258,245	0.3
200,000	(1)		syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/01/2021	171,000	0.2
418,000	(1)		Tervita Escrow Corp., 7.625%, 12/01/2021	400,235	0.4
150,000	(1)		Waste Pro USA, Inc., 5.500%, 02/15/2026	138,750	0.2
1,780,911			Other Securities	1,786,360	1.9
				8,525,060	9.3
			Technology: 2.2%
570,000	(1)		First Data Corp., 5.750%, 01/15/2024	558,794	0.6
200,000	(3	),(4),(5)	Midway Games, Inc., 0.000%, 06/01/2021	—	—
160,000	(1)		MSCI, Inc., 4.750%, 08/01/2026	152,000	0.2
200,000	(1)		Open Text Corp., 5.875%, 06/01/2026	196,500	0.2
Principal Amount†				Value	Percentage of Net Assets
298,000	(1)		Rackspace Hosting, Inc., 8.625%, 11/15/2024	$233,185	0.3
900,000			Other Securities	853,787	0.9
				1,994,266	2.2
			Utilities: 1.6%
200,000	(1)		Calpine Corp., 5.250%, 06/01/2026	183,250	0.2
410,000			Calpine Corp., 5.750%, 01/15/2025	376,175	0.4
303,000	(1)		Clearway Energy Operating LLC, 5.750%, 10/15/2025	290,501	0.3
171,447	(1)		NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/2025	181,734	0.2
393,000			Other Securities	396,571	0.5
				1,428,231	1.6
			Total Corporate Bonds/Notes (Cost $78,264,235)	73,452,422	79.8
OTHER(6): —%
			Communications: —%
365,000	(3	),(4),(5)	Avaya, Inc. (Escrow), 0.000%, 04/01/2019	—	—
1,445,000	(3	),(5)	Millicom International Cellular S.A. (Escrow), 0.000%, 11/15/2026	—	—
			Total Other (Cost $—)	—	—
BANK LOANS: 4.3%
			Auto Parts & Equipment: 0.4%
126,750			American Axle & Manufacturing Holdings, Inc. - Term Loan A, 4.760%, (US0003M + 2.000%), 04/06/2024	120,698	0.1
312,985			Tower Automotive Holdings Term Loan B1, 5.188%, (US0003M + 2.750%), 03/07/2024	300,074	0.3
				420,772	0.4
			Building Materials: 0.2%
204,761			Builders FirstSource, Inc., 5.803%, (US0003M + 3.000%), 02/29/2024	192,885	0.2
			Cable & Satellite Television: 0.3%
269,328			Virgin Media Bristol LLC 2017 USD Term Loan, 4.955%, (US0003M + 2.500%), 01/15/2026	256,063	0.3

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Computers: 0.1%
74,583	DynCorp International, Inc. Term Loan B2 1L, 8.470%, (US0003M + 6.000%), 07/07/2020	$74,210	0.1
	Cosmetics/Personal Care: 0.3%
385,003	Revlon Consumer Products Corp. TL B 1L, 8.000%, (US0003M + 3.500%), 09/07/2023	275,036	0.3
	Forest Products & Paper: 0.3%
260,363	Caraustar Industries, Inc. - TL 1L, 8.303%, (US0003M + 5.500%), 03/14/2022	259,305	0.3
	Healthcare - Services: 0.5%
460,199	RegionalCare Hospital Partners Holdings, Inc. - TL 1L, 7.129%, (US0003M + 4.500%), 11/16/2025	436,806	0.5
	Insurance: 0.4%
70,319	Alliant Holdings I, Inc. 2015 Term Loan B, 5.205%, (US0003M + 3.250%), 05/09/2025	66,853	0.1
301,966	Confie Seguros Holding II - TL B 1L, 7.457%, (US0003M + 4.750%), 04/19/2022	298,443	0.3
		365,296	0.4
	Lodging: 0.1%
56,457	Golden Nugget, Inc. - TL 1L, 5.277%, (US0003M + 3.250%), 10/04/2023	54,086	0.1
	Media: 0.3%
298,828	McGraw-Hill Global Education Holdings, LLC, 6.522%, (US0003M + 4.000%), 05/04/2022	271,560	0.3
56,437	Univision Communications Inc. Term Loan C5, 5.272%, (US0003M + 2.750%), 03/15/2024	51,301	0.0
		322,861	0.3
Principal Amount†			Value	Percentage of Net Assets
		Mining: 0.3%
298,500		Aleris International, Inc. TL 1L, 7.245%, (US0003M + 4.750%), 02/27/2023	$296,448	0.3
		Oil & Gas: 0.6%
384,000		Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.272%, (US0003M + 6.750%), 10/29/2025	366,720	0.4
248,664		Gavilan Resources LLC - TL 2L, 8.504%, (US0003M + 6.000%), 03/01/2024	191,471	0.2
			558,191	0.6
		Retail: 0.2%
218,176		Camping World TL B 1L, 5.272%, (US0003M + 3.750%), 11/08/2023	197,858	0.2
		Retailers (Except Food & Drug): 0.2%
247,403		Neiman Marcus Group, Inc. - TL 1L, 5.630%, (US0003M + 3.250%), 10/25/2020	210,911	0.2
		Telecommunications: 0.1%
106,681		West Corp. - TL 1L, 6.527%, (US0003M + 4.000%), 10/10/2024	98,080	0.1
		Total Bank Loans (Cost $4,313,252)	4,018,808	4.3
CONVERTIBLE BONDS/NOTES: 5.1%
		Communications: 0.6%
325,000	(1)	Palo Alto Networks, Inc., 0.750%, 07/01/2023	323,047	0.3
319,000		Other Securities	255,173	0.3
			578,220	0.6
		Consumer, Cyclical: 0.3%
310,000		KB Home, 1.375%, 02/01/2019	309,225	0.3
		Consumer, Non-cyclical: 2.3%
141,000	(1)	Medicines Co/The, 3.500%, 01/15/2024	139,976	0.2
581,000	(1)	Wright Medical Group, Inc., 1.625%, 06/15/2023	594,562	0.6
1,681,000		Other Securities	1,360,859	1.5
			2,095,397	2.3

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Energy: 0.3%
330,000			Other Securities	$307,465	0.3
			Industrial: 0.2%
182,000			Other Securities	169,893	0.2
			Technology: 1.4%
400,000	(1)		Akamai Technologies, Inc., 0.125%, 05/01/2025	367,820	0.4
246,000	(1)		Pure Storage, Inc., 0.125%, 04/15/2023	229,715	0.3
665,000			Other Securities	654,983	0.7
				1,252,518	1.4
			Total Convertible Bonds/Notes (Cost $5,051,124)	4,712,718	5.1
Shares				Value	Percentage of Net Assets
COMMON STOCK: 1.0%
			Consumer Discretionary: —%
1,476	(1	),(3),(7)	Perseus Holding Corp.	$—	—
			Energy: 0.0%
424,441	(8	),(9)	Other Securities	5,093	0.0
			Financials: 0.1%
1,883			Other Securities	142,336	0.1
			Health Care: 0.4%
17,060	(8)		Other Securities	376,076	0.4
			Industrials: 0.2%
2,062	(8)		Other Securities	172,651	0.2
			Information Technology: 0.1%
3,559	(8)		Other Securities	82,142	0.1
			Materials: 0.1%
1,018			Other Securities	84,657	0.1
			Real Estate: 0.1%
5,760	(8)		Other Securities	89,683	0.1
			Total Common Stock (Cost $802,841)	952,638	1.0
PREFERRED STOCK: 1.6%
			Consumer Discretionary: —%
775	(1	),(3),(7)	Perseus Holding Corp.	—	—
Shares				Value	Percentage of Net Assets
			Financials: 1.6%
	470		Bank of America Corp.	$588,675	0.7
	602		Wells Fargo & Co.	759,706	0.8
3,542	(8)		Other Securities	89,790	0.1
				1,438,171	1.6
			Health Care: 0.0%
44	(8	),(9)	Other Securities	4,896	0.0
			Total Preferred Stock (Cost $1,422,347)	1,443,067	1.6
WARRANTS: —%
			Energy: —%
659	(8	),(9)	Other Securities	—	—
			Health Care: —%
252	(8	),(9)	Other Securities	—	—
			Industrials: —%
28	(8	),(9)	Other Securities	—	—
			Total Warrants (Cost $—)	—	—
			Total Long-Term Investments (Cost $89,853,799)	84,579,653	91.8
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 12.0%
			U.S. Treasury Bills: 12.0%
4,230,000			United States Treasury Bill, 2.160%, 01/02/2019	$4,230,000	4.6
6,800,000			United States Treasury Bill, 2.300%, 01/29/2019	6,787,502	7.4
				11,017,502	12.0
			Total Short-Term Investments (Cost $11,017,525)	11,017,502	12.0
			Total Investments in Securities (Cost $100,871,324)	$95,597,155	103.8
			Liabilities in Excess of Other Assets	(3,513,427)	(3.8)
			Net Assets	$92,083,728	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

(1)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)  Variable rate security. Rate shown is the rate in effect as of December 31, 2018.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Defaulted security

(5)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)  Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.

(7)  Non-income producing security.

(8)  The grouping contains non-income producing securities.

(9)  The grouping contains Level 3 securities.

EUR  EU Euro

Reference Rate Abbreviations:

T-BILL 3MO  3-month U.S. Treasury Bill

US0003M  3-month LIBOR

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Energy	—	—	5,093	5,093
Financials	142,336	—	—	142,336
Health Care	376,076	—	—	376,076
Industrials	172,651	—	—	172,651
Information Technology	82,142	—	—	82,142
Materials	84,657	—	—	84,657
Real Estate	89,683	—	—	89,683
Total Common Stock	947,545	—	5,093	952,638
Preferred Stock	1,438,171	—	4,896	1,443,067
Warrants	—	—	—	—
Corporate Bonds/Notes	—	73,452,422	—	73,452,422
Bank Loans	—	4,018,808	—	4,018,808
Convertible Bonds/Notes	—	4,712,718	—	4,712,718
Other	—	—	—	—
Short-Term Investments	—	11,017,502	—	11,017,502
Total Investments, at fair value	$2,385,716	$93,201,450	$9,989	$95,597,155
Other Financial Instruments+
Futures	40,038	—	—	40,038
Total Assets	$2,425,754	$93,201,450	$9,989	$95,637,193
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(66,079)	$—	$(66,079)
Total Liabilities	$—	$(66,079)	$—	$(66,079)

(1)  For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio's policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $711,845 were transferred from Level 2 and Level 1, respectively, within the fair value hierarchy. In addition, certain securities valued at $250,000 were transferred from Level 3 to Level 2 due to significant other observable inputs becoming available.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, VY® Pioneer High Yield Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Avaya, Inc. (Escrow)	12/20/2017	$—	$—
Midway Games, Inc.	11/14/2016	—	—
Millicom International Cellular S.A. (Escrow)	8/9/2017	—	—
		$—	$—

At December 31, 2018, the following futures contracts were outstanding for VY® Pioneer High Yield Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
S&P 500® E-Mini	(8)	03/15/19	$(1,002,080)	$40,038
			$(1,002,080)	$40,038

At December 31, 2018, the following centrally cleared credit default swaps were outstanding for VY® Pioneer High Yield Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)		Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 23, Version 6	Sell	5.000	12/20/19	USD	1,067,605	$23,355	$(24,375)
CDX North American High Yield Index, Series 25, Version 4	Sell	5.000	12/20/20	USD	1,982,400	68,230	(41,704)
						$91,585	$(66,079)

(1)  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)  Payments received quarterly.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

Currency Abbreviations

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$40,038
Total Asset Derivatives		$40,038
Liability Derivatives
Credit contracts	Net Assets — Unrealized depreciation**	$66,079
Total Liability Derivatives		$66,079

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contract	$—	$161,515	$161,515
Equity contracts	5,647	—	5,647
Total	$5,647	$161,515	$167,162
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(134,546)	$(134,546)
Equity contracts	47,920	—	47,920
Total	$47,920	$(134,546)	$(86,626)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $100,971,783.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,022,077
Gross Unrealized Depreciation	(6,265,080)
Net Unrealized Depreciation	$(5,243,003)

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2018

Shares				Value	Percentage of Net Assets
COMMON STOCK: 98.3%
			Communication Services: 1.9%
566,794	(1)		Other Securities	$17,257,549	1.9
			Consumer Discretionary: 14.9%
48,500	(2)		Burlington Stores, Inc.	7,889,495	0.9
99,300			Delphi Technologies PLC	6,113,901	0.7
82,200			Dollar General Corp.	8,884,176	1.0
65,600	(2)		Dollar Tree, Inc.	5,924,992	0.7
93,633			Hilton Worldwide Holdings, Inc.	6,722,849	0.7
15,200	(2)		O'Reilly Automotive, Inc.	5,233,816	0.6
92,000			Ross Stores, Inc.	7,654,400	0.8
1,469,619	(1	),(3)	Other Securities	84,251,366	9.5
				132,674,995	14.9
			Consumer Staples: 3.5%
70,800			Church & Dwight Co., Inc.	4,655,808	0.5
429,175	(1)		Other Securities	26,441,918	3.0
				31,097,726	3.5
			Energy: 1.7%
44	(2	),(4),(5)	Venture Global LNG, Inc. - Series B	228,800	0.0
560	(2	),(4),(5)	Venture Global LNG, Inc. - Series C	2,912,000	0.3
528,789	(1	),(3)	Other Securities	12,130,126	1.4
				15,270,926	1.7
			Financials: 7.6%
59,633			Cboe Global Markets, Inc.	5,833,896	0.7
73,200			First Republic Bank	6,361,080	0.7
51,300			Moody's Corp.	7,184,052	0.8
37,500			Willis Towers Watson PLC	5,694,750	0.6
746,530	(1)		Other Securities	42,367,877	4.8
				67,441,655	7.6
			Health Care: 13.3%
24,700	(2)		Align Technology, Inc.	5,172,921	0.6
63,700	(2)		BioMarin Pharmaceutical, Inc.	5,424,055	0.6
50,100	(2)		Centene Corp.	5,776,530	0.6
28,000			Cooper Cos., Inc.	7,126,000	0.8
113,700	(2)		Hologic, Inc.	4,673,070	0.5
26,500	(2)		Idexx Laboratories, Inc.	4,929,530	0.6
1,276,594	(1	),(3)	Other Securities	84,734,447	9.6
				117,836,553	13.3
			Industrials: 18.5%
16,300	(2)		CoStar Group, Inc.	5,498,642	0.6
48,800			Harris Corp.	6,570,920	0.8
125,600	(2)		HD Supply Holdings, Inc.	4,712,512	0.5
17,200	(2)		TransDigm Group, Inc.	5,849,032	0.7
Shares				Value	Percentage of Net Assets
50,900	(2)		Verisk Analytics, Inc.	$5,550,136	0.6
2,290,015	(1	),(3)	Other Securities	136,032,712	15.3
				164,213,954	18.5
			Information Technology: 29.3%
86,000			Amphenol Corp.	6,967,720	0.8
83,979	(2)		Atlassian Corp. PLC	7,472,451	0.8
41,200	(2)		Autodesk, Inc.	5,298,732	0.6
105,970	(2)		Black Knight, Inc.	4,775,008	0.5
117,164			Booz Allen Hamilton Holding Corp.	5,280,582	0.6
64,200			CDW Corp.	5,203,410	0.6
71,400			Fidelity National Information Services, Inc.	7,322,070	0.8
108,600	(2)		Fiserv, Inc.	7,981,014	0.9
34,400	(2)		FleetCor Technologies, Inc.	6,388,768	0.7
47,600	(2)		Gartner, Inc.	6,085,184	0.7
64,300			Global Payments, Inc.	6,631,259	0.8
87,650	(2)		Keysight Technologies, Inc.	5,441,312	0.6
60,100			KLA-Tencor Corp.	5,378,349	0.6
142,600			Maxim Integrated Products	7,251,210	0.8
108,000	(6)		Microchip Technology, Inc.	7,767,360	0.9
45,500	(2)		ServiceNow, Inc.	8,101,275	0.9
98,700			Skyworks Solutions, Inc.	6,614,874	0.8
48,700	(2)		Splunk, Inc.	5,106,195	0.6
116,235			SS&C Technologies Holdings, Inc.	5,243,361	0.6
19,200	(2)		Ultimate Software Group, Inc.	4,701,504	0.5
31,900	(2)		VeriSign, Inc.	4,730,451	0.5
45,447	(2)		Workday, Inc.	7,256,977	0.8
94,300	(2)		Worldpay, Inc.	7,207,349	0.8
61,800			Xilinx, Inc.	5,263,506	0.6
2,182,246	(1	),(3)	Other Securities	110,562,758	12.5
				260,032,679	29.3
			Materials: 4.4%
160,400			Ball Corp.	7,375,192	0.8
58,200			Vulcan Materials Co.	5,750,160	0.7
552,929	(1)		Other Securities	25,556,132	2.9
				38,681,484	4.4
			Real Estate: 2.3%
37,650	(2)		SBA Communications Corp.	6,095,158	0.7
18,276	(2	),(4),(5)	WeWork Companies, Inc. - Class A	946,880	0.1
383,425			Other Securities	13,127,790	1.5
				20,169,828	2.3

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Utilities: 0.9%
127,526			Other Securities	$7,727,662	0.9
			Total Common Stock (Cost $712,618,308)	872,405,011	98.3
PREFERRED STOCK: 1.5%
			Communication Services: 0.5%
32,391	(2	),(4),(5)	AirBNB, Inc. - Series D	3,437,657	0.4
3,719	(2	),(4),(5)	AirBNB, Inc. - Series E	394,697	0.1
				3,832,354	0.5
			Information Technology: 0.4%
58,160	(2	),(4),(5)	Slack Technologies, Inc., - Series H	692,412	0.1
353,970	(2	),(4),(5)	Tanium, Inc. - Series G	3,077,274	0.3
				3,769,686	0.4
			Real Estate: 0.6%
44,396	(2	),(4),(5)	WeWork Companies, Inc. - Series D-1	2,300,157	0.3
34,882	(2	),(4),(5)	WeWork Companies, Inc. - Series D-2	1,807,236	0.2
24,709	(2	),(4),(5)	WeWork Companies, Inc. - Series E	1,280,173	0.1
				5,387,566	0.6
			Total Preferred Stock (Cost $6,247,319)	12,989,606	1.5
			Total Long-Term Investments (Cost $718,865,627)	885,394,617	99.8
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
			Securities Lending Collateral(7): 1.9%
3,909,845			Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $3,910,481, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $3,988,700, due 11/15/23-05/15/58)	$3,909,845	0.4
Principal Amount†		Value	Percentage of Net Assets
3,909,845	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,910,563, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,988,042, due 01/25/19-10/20/68)	$3,909,845	0.4
3,909,845	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $3,910,498, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $3,988,042, due 01/25/19-02/01/49)	3,909,845	0.5
819,550	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $819,681, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $835,941, due 02/29/24-09/09/49)	819,550	0.1

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Securities Lending Collateral(7) (continued)
3,909,845		RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,910,492, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,988,042, due 10/01/25-10/20/48)	$3,909,845	0.5
			16,458,930	1.9
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.0%
823	(8)	T. Rowe Price Government Reserve Fund, 2.400% (Cost $823)	$823	0.0
		Total Short-Term Investments (Cost $16,459,753)	16,459,753	1.9
		Total Investments in Securities (Cost $735,325,380)	$901,854,370	101.7
		Liabilities in Excess of Other Assets	(14,850,481)	(1.7)
		Net Assets	$887,003,889	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  The grouping contains securities on loan.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $17,077,286 or 1.9% of net assets. Please refer to the table below for additional details.

(6)  Security, or a portion of the security, is on loan.

(7)  Represents securities purchased with cash collateral received for securities on loan.

(8)  Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$17,257,549	$—	$—	$17,257,549
Consumer Discretionary	132,674,995	—	—	132,674,995
Consumer Staples	31,097,726	—	—	31,097,726
Energy	12,130,126	—	3,140,800	15,270,926
Financials	67,441,655	—	—	67,441,655
Health Care	117,836,553	—	—	117,836,553
Industrials	164,213,954	—	—	164,213,954
Information Technology	260,032,679	—	—	260,032,679
Materials	38,681,484	—	—	38,681,484
Real Estate	19,222,948	—	946,880	20,169,828
Utilities	7,727,662	—	—	7,727,662
Total Common Stock	868,317,331	—	4,087,680	872,405,011
Preferred Stock	—	—	12,989,606	12,989,606
Short-Term Investments	823	16,458,930	—	16,459,753
Total Investments, at fair value	$868,318,154	$16,458,930	$17,077,286	$901,854,370

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2018:

Investments, at fair value	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input**
Common Stock
Venture Global LNG, Inc. - Series B	$228,800	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Venture Global LNG, Inc. - Series C	2,912,000	Recent Comparable Transaction Price	Discount Factor*	—		n/a
WeWork Companies, Inc. - Class A	946,880	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	11.6	x-13.8x	Increase
			Enterprise Value to EBITDA Multiple	24.2	x-31.1x	Increase
			EBITDA Growth Rate	41%		Increase
			Gross Profit Growth Rate	33%		Increase
Total Common Stock	$4,087,680
Preferred Stock
AirBNB, Inc. - Series D	$3,437,657	Market Comparable	Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	6.2	x-7.9x	Increase
			Enterprise Value to Sales Multiple	4.6	x-5.5x	Increase
			Sales Growth Rate	21%		Increase
			Gross Profit Growth Rate	22%		Increase

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input**
AirBNB, Inc. - Series E $394,697	Market Comparable	Discount for Lack of	Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	6.2	x-7.9x	Increase
			Enterprise Value to Sales Multiple	4.6	x-5.5x	Increase
			Sales Growth Rate	21%		Increase
			Gross Profit Growth Rate	22%		Increase
Slack Technologies, Inc., - Series H	692,412	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Tanium, Inc. - Series G	3,077,274	Recent Comparable Transaction Price	Discount Factor*	—		n/a
WeWork Companies, Inc. - Series D-1	2,300,157	Recent Comparable Transaction Price(s) Market Comparable	Discount Factor*	—		n/a
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	11.6	x-13.8x	Increase
			Enterprise Value to EBITDA Multiple	24.2	x-31.1x	Increase
			EBITDA Growth Rate	41%		Increase
			Gross Profit Growth Rate	33%		Increase
WeWork Companies, Inc. - Series D-2	1,807,236	Recent Comparable Transaction Price	Discount Factor*	—		n/a
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	11.6	x-13.8x	Increase
			Enterprise Value to EBITDA Multiple	24.2	x-31.1x	Increase
			EBITDA Growth Rate	41%		Increase
			Gross Profit Growth Rate	33%		Increase
WeWork Companies, Inc. - Series E	1,280,173	Recent Comparable Transaction Price	Discount Factor*	—		n/a
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	11.6	x-13.8x	Increase
			Enterprise Value to EBITDA Multiple	24.2	x-31.1x	Increase
			EBITDA Growth Rate	41%		Increase
			Gross Profit Growth Rate	33%		Increase
Total Preferred Stock	$12,989,606

*  No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2018.

**  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2018 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2018:

	Beginning Balance 12/31/17	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)*	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/18
Asset Table
Investments, at fair value Common Stock	$3,556,700	$244,620	$(1,021,736)	$—	$275,224	$1,032,872	$—	$—	$4,087,680
Preferred Stock	13,201,310	692,412	(2,183,218)	—	(370,573)	1,649,675	—	—	12,989,606
Total Investments, at value	$16,758,010	$937,032	$(3,204,954)	$—	$(95,349)	$2,682,547	$—	$—	$17,077,286

*  As of December 31, 2018, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $2,682,547.

At December 31, 2018, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
AirBNB, Inc. - Series D	4/16/2014	$1,318,736	$3,437,657
AirBNB, Inc. - Series E	7/14/2015	346,218	394,697
Slack Technologies, Inc., - Series H	8/17/2018	692,412	692,412
Tanium, Inc. - Series G	8/26/2015	1,757,214	3,077,274
Venture Global LNG, Inc. - Series B	3/8/2018	132,880	228,800
Venture Global LNG, Inc. - Series C	10/16/2017	2,083,973	2,912,000
WeWork Companies, Inc. - Class A	6/23/2015	311,583	946,880
WeWork Companies, Inc. - Series D-1	12/9/2014	739,245	2,300,157
WeWork Companies, Inc. - Series D-2	12/9/2014	580,826	1,807,236
WeWork Companies, Inc. - Series E	6/23/2015	812,668	1,280,173
		$8,775,755	$17,077,286

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $737,905,697.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$226,139,123
Gross Unrealized Depreciation	(62,190,450)
Net Unrealized Appreciation	$163,948,673

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018

Shares				Value	Percentage of Net Assets
COMMON STOCK: 98.1%
			Communication Services: 16.9%
50,550	(1)		Alphabet, Inc. - Class A	$52,822,728	3.2
49,571	(1)		Alphabet, Inc. - Class C	51,336,223	3.1
179,161	(1)		Electronic Arts, Inc.	14,137,595	0.8
485,381	(1)		Facebook, Inc.- Class A	63,628,595	3.8
90,373	(1)		Netflix, Inc.	24,189,237	1.4
950,900			Tencent Holdings Ltd.	38,112,405	2.3
3,251	(1	),(2),(3)	Uber Technologies, Inc. - Class A	158,559	0.0
213,344			Walt Disney Co.	23,393,170	1.4
194,200	(4)		Other Securities	14,352,577	0.9
				282,131,089	16.9
			Consumer Discretionary: 21.4%
219,071	(1)		Alibaba Group Holding Ltd. ADR	30,028,062	1.8
95,451	(1)		Amazon.com, Inc.	143,364,538	8.6
19,248	(1)		Booking Holdings, Inc.	33,153,140	2.0
238,818			Delphi Technologies PLC	14,704,024	0.9
183,275	(1)		Dollar Tree, Inc.	16,553,398	1.0
71,971			McDonald's Corp.	12,779,890	0.8
256,398			Nike, Inc.	19,009,348	1.1
75,942	(1)		Tesla, Inc.	25,273,498	1.5
143,781			Wynn Resorts Ltd.	14,221,379	0.8
999,622	(4	),(5)	Other Securities	48,431,499	2.9
				357,518,776	21.4
			Consumer Staples: 1.0%
246,385			Philip Morris International, Inc.	16,448,663	1.0
			Financials: 5.6%
1,134,411	(1	),(2),(3)	Ant International Co., Limited Class C	6,364,046	0.4
488,600			Charles Schwab Corp.	20,291,558	1.2
102,885			Chubb Ltd.	13,290,684	0.8
159,229			Intercontinental Exchange, Inc.	11,994,721	0.7
445,580			TD Ameritrade Holding Corp.	21,815,597	1.3
337,917			Other Securities	19,605,872	1.2
				93,362,478	5.6
Shares			Value	Percentage of Net Assets
		Health Care: 15.7%
125,465	(1)	Alexion Pharmaceuticals, Inc.	$12,215,272	0.7
92,987		Anthem, Inc.	24,421,176	1.5
144,061		Becton Dickinson & Co.	32,459,824	1.9
117,463	(1)	Centene Corp.	13,543,484	0.8
119,356		Cigna Corp.	22,668,092	1.4
54,681	(1)	Intuitive Surgical, Inc.	26,187,825	1.6
199,044		Stryker Corp.	31,200,147	1.9
189,566		UnitedHealth Group, Inc.	47,224,682	2.8
155,665	(1)	Vertex Pharmaceuticals, Inc.	25,795,247	1.5
143,912	(4)	Other Securities	26,263,218	1.6
			261,978,967	15.7
		Industrials: 8.6%
182,073		Boeing Co.	58,718,542	3.5
234,775		Fortive Corp.	15,884,877	1.0
57,000		Northrop Grumman Corp.	13,959,300	0.8
62,254		Roper Technologies, Inc.	16,591,936	1.0
246,270		TransUnion	13,988,136	0.8
271,958	(5)	Other Securities	25,535,149	1.5
			144,677,940	8.6
		Information Technology: 26.2%
77,732		Apple, Inc.	12,261,446	0.7
135,846		Fidelity National Information Services, Inc.	13,931,007	0.8
175,856	(1)	Fiserv, Inc.	12,923,657	0.8
113,538		Intuit, Inc.	22,349,955	1.3
246,562		Mastercard, Inc. - Class A	46,513,921	2.8
865,606		Microsoft Corp.	87,919,601	5.3
108,200		Nvidia Corp.	14,444,700	0.9
205,159	(1)	PayPal Holdings, Inc.	17,251,820	1.0
128,784	(1)	Red Hat, Inc.	22,619,622	1.3
165,174	(1)	Salesforce.com, Inc.	22,623,883	1.4
1,118,784		Symantec Corp.	21,139,424	1.3
437,634		Visa, Inc. - Class A	57,741,430	3.5
107,367		VMware, Inc.	14,723,237	0.9
107,740	(1)	Workday, Inc.	17,203,923	1.0
287,137	(1)	Worldpay, Inc.	21,945,881	1.3
228,455	(4)	Other Securities	31,954,612	1.9
			437,548,119	26.2

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Materials: 0.7%
221,300			Other Securities	$11,835,124	0.7
			Real Estate: 0.5%
1,800	(1	),(2),(3)	WeWork Companies, Inc. - Class A	93,258	0.0
76,318			Other Securities	8,290,424	0.5
				8,383,682	0.5
			Utilities: 1.5%
133,478			Sempra Energy	14,440,985	0.9
71,422			Other Securities	10,070,735	0.6
				24,511,720	1.5
			Total Common Stock (Cost $1,387,081,871)	1,638,396,558	98.1
PREFERRED STOCK: 1.3%
			Communication Services: 0.9%
59,241	(1	),(2),(3)	AirBNB, Inc. - Series D	6,287,247	0.4
16,058	(1	),(2),(3)	AirBNB, Inc. - Series E	1,704,235	0.1
464	(1	),(2),(3)	Uber Technologies, Inc. - Series A	22,630	0.0
1,243	(1	),(2),(3)	Uber Technologies, Inc. - Series B	60,624	0.0
329	(1	),(2),(3)	Uber Technologies, Inc. - Series C-1	16,046	0.0
266	(1	),(2),(3)	Uber Technologies, Inc. - Series C-2	12,973	0.0
3	(1	),(2),(3)	Uber Technologies, Inc. - Series C-3	146	0.0
296	(1	),(2),(3)	Uber Technologies, Inc. - Series D	14,437	0.0
142	(1	),(2),(3)	Uber Technologies, Inc. - Series E	6,926	0.0
73,385	(1	),(2),(3)	Uber Technologies, Inc. - Series G	3,579,150	0.2
713	(1	),(2),(3)	Uber Technologies, Inc. - Series G-1	34,775	0.0
1,187	(1	),(2),(3)	Uber Technologies, Inc. - Series Seed	57,893	0.0
Shares				Value	Percentage of Net Assets
68,026	(1	),(2),(3)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	$3,190,419	0.2
				14,987,501	0.9
			Information Technology: 0.3%
93,459	(1	),(2),(3)	Magic Leap, Inc. - Series C	2,523,393	0.2
61,969	(1	),(2),(3)	Magic Leap, Inc. - Series D	1,673,163	0.1
				4,196,556	0.3
			Real Estate: 0.1%
45,554	(1	),(2),(3)	WeWork Companies, Inc. - Series E	2,360,153	0.1
			Total Preferred Stock (Cost $14,840,031)	21,544,210	1.3
Principal Amount†				Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: 0.2%
			Consumer, Cyclical: 0.2%
2,259,785			Other Securities	$2,810,644	0.2
			Total Convertible Bonds/Notes (Cost $4,204,151)	2,810,644	0.2
			Total Long-Term Investments (Cost $1,406,126,053)	1,662,751,412	99.6
SHORT-TERM INVESTMENTS: 0.5%
			Securities Lending Collateral(6): 0.5%
438,848			Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $438,919, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $447,698, due 01/08/19-09/09/49)	438,848	0.1

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(6) (continued)
2,091,026	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,091,410, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,132,847, due 01/25/19- 10/20/68)	$2,091,026	0.1
2,091,026	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,091,375, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,132,846, due 01/25/19-02/01/49)	2,091,026	0.1
2,091,026	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,091,372, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,132,847, due 10/01/25-10/20/48)	2,091,026	0.1
Principal Amount†			Value	Percentage of Net Assets
2,091,026		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,091,412, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,132,880, due 07/15/20- 02/15/47)	$2,091,026	0.1
			8,802,952	0.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.0%
5,723	(7)	T. Rowe Price Government Reserve Fund, 2.400% (Cost $5,723)	$5,723	0.0
		Total Short-Term Investments (Cost $8,808,675)	8,808,675	0.5
		Total Investments in Securities (Cost $1,414,934,728)	$1,671,560,087	100.1
		Liabilities in Excess of Other Assets	(1,167,107)	(0.1)
		Net Assets	$1,670,392,980	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $28,160,073 or 1.7% of net assets. Please refer to the table below for additional details.

(4)  The grouping contains non-income producing securities.

(5)  The grouping contains securities on loan.

(6)  Represents securities purchased with cash collateral received for securities on loan.

(7)  Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$243,860,125	$38,112,405	$158,559	$282,131,089
Consumer Discretionary	357,518,776	—	—	357,518,776
Consumer Staples	16,448,663	—	—	16,448,663
Financials	86,998,432	—	6,364,046	93,362,478
Health Care	261,978,967	—	—	261,978,967
Industrials	144,677,940	—	—	144,677,940
Information Technology	437,548,119	—	—	437,548,119
Materials	11,835,124	—	—	11,835,124
Real Estate	8,290,424	—	93,258	8,383,682
Utilities	24,511,720	—	—	24,511,720
Total Common Stock	1,593,668,290	38,112,405	6,615,863	1,638,396,558
Preferred Stock	—	—	21,544,210	21,544,210
Convertible Bonds/Notes	—	2,810,644	—	2,810,644
Short-Term Investments	5,723	8,802,952	—	8,808,675
Total Investments, at fair value	$1,593,674,013	$49,726,001	$28,160,073	$1,671,560,087

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2018:

Investments, at fair value	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input**
Common Stock
Ant International Co., Limited Class C	$6,364,046	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Class A	158,559	Recent Comparable Transaction Price	Discount Factor*	—		n/a
WeWork Companies, Inc., - Class A	93,258	Recent Comparable Transaction Price/Market Comparable	Discount Factor*	—		n/a
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	11.6	x-13.8x	Increase
			Enterprise Value to EBITDA Multiple	24.2	x-31.1x	Increase
			EBITDA Growth Rate	41%		Increase
			Gross Profit Growth Rate	33%		Increase
Total Common Stock	$6,615,863

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input**
Preferred Stock
AirBNB, Inc. - Series D	$6,287,247	Market Comparable	Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	6.2	x-7.9x	Increase
			Enterprise Value to Sales Multiple	4.6	x-5.5x	Increase
			Sales Growth Rate	21%		Increase
			Gross Profit Growth Rate	22%		Increase
AirBNB, Inc. - Series E	1,704,235	Market Comparable	Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	6.2	x-7.9x	Increase
			Enterprise Value to Sales Multiple	4.6	x-5.5x	Increase
			Sales Growth Rate	21%		Increase
			Gross Profit Growth Rate	22%		Increase
Magic Leap, Inc., Series C	2,523,393	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Magic Leap, Inc., Series D	1,673,163	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series A	22,630	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series B	60,624	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series C-1	16,046	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series C-2	12,973	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series C-3	146	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series D	14,437	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series E	6,926	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series G	3,579,150	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series G-1	34,775	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Uber Technologies, Inc. - Series Seed	57,893	Recent Comparable Transaction Price	Discount Factor*	—		n/a
WeWork Companies, Inc. - Series E	2,360,153	Recent Comparable Transaction Price	Discount Factor*	—		n/a
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit Multiple	11.6	x-13.8x	Increase
			Enterprise Value to EBITDA Multiple	24.2	x-31.1x	Increase
			EBITDA Growth Rate	41%		Increase
			Gross Profit Growth Rate	33%		Increase
Xiaoju Kuaizhi, Inc., Series A-17	3,190,419	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Total Preferred Stock	$21,544,210

*  No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2018

**  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2018:

	Beginning Balance 12/31/17	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)*	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/18
Asset Table
Investments, at fair value
Common Stock	$1,986,212	$6,471,228	$(3,032,712)	$—	$1,129,030	$62,105	$—	$—	$6,615,863
Preferred Stock	24,850,180	164,342	(3,938,602)	—	182,208	286,082	—	—	21,544,210
Total Investments, at value	$26,836,392	$6,635,570	$(6,971,314)	$—	$1,311,238	$348,187	$—	$—	$28,160,073

*  As of December 31, 2018, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $348,187.

At December 31, 2018, VY® T. Rowe Price Growth Equity Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
AirBNB, Inc. - Series D	4/16/2014	$2,411,881	$6,287,247
AirBNB, Inc. - Series E	7/14/2015	1,494,910	1,704,235
Ant International Co., Limited Class C	6/7/2018	6,364,046	6,364,046
Magic Leap, Inc. - Series C	1/20/2016	2,152,641	2,523,393
Magic Leap, Inc. - Series D	10/12/2017	1,673,163	1,673,163
Uber Technologies, Inc. - Class A	1/16/2018	107,182	158,559
Uber Technologies, Inc. - Series A	1/16/2018	15,297	22,630
Uber Technologies, Inc. - Series B	1/16/2018	40,980	60,624
Uber Technologies, Inc. - Series C-1	1/16/2018	10,847	16,046
Uber Technologies, Inc. - Series C-2	1/16/2018	8,770	12,973
Uber Technologies, Inc. - Series C-3	1/16/2018	99	146
Uber Technologies, Inc. - Series D	1/16/2018	9,759	14,437
Uber Technologies, Inc. - Series E	1/16/2018	4,682	6,926
Uber Technologies, Inc. - Series G	12/3/2015	3,579,148	3,579,150
Uber Technologies, Inc. - Series G-1	1/16/2018	34,774	34,775
Uber Technologies, Inc. - Series Seed	1/16/2018	39,134	57,893
WeWork Companies, Inc. - Class A	6/23/2015	59,201	93,258
WeWork Companies, Inc. - Series E	6/23/2015	1,498,251	2,360,153
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	1,865,695	3,190,419
		$21,370,460	$28,160,073

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,419,678,500.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$359,763,068
Gross Unrealized Depreciation	(107,881,481)
Net Unrealized Appreciation	$251,881,587
See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Canada: 1.8%
1,009,010		Other Securities	$8,536,722	1.8
		China: 7.1%
2,585,000		China Life Insurance Co., Ltd. - H Shares	5,466,614	1.2
729,000		China Mobile Ltd.	7,054,239	1.5
21,246,000		China Telecom Corp., Ltd. - H Shares	10,885,747	2.3
789,410	(1)	Other Securities	10,205,846	2.1
			33,612,446	7.1
		Denmark: 1.7%
106,420		Vestas Wind Systems A/S	8,055,851	1.7
		France: 10.9%
294,784		AXA S.A.	6,362,007	1.3
217,559		BNP Paribas	9,825,137	2.1
134,859		Cie de Saint-Gobain	4,476,851	0.9
47,171		Cie Generale des Etablissements Michelin SCA	4,642,904	1.0
120,056		Sanofi	10,414,858	2.2
132,509		Total SA	6,989,210	1.5
349,060		Veolia Environnement	7,148,480	1.5
189,809		Other Securities	2,042,808	0.4
			51,902,255	10.9
		Germany: 10.0%
94,795		Bayer AG	6,592,883	1.4
772,365		E.ON AG	7,624,274	1.6
336,555		Infineon Technologies AG	6,738,400	1.4
96,477		LANXESS AG	4,435,674	1.0
83,268		Merck KGaA	8,570,999	1.8
69,071		Siemens AG	7,708,442	1.6
1,458,054		Telefonica Deutschland Holding AG	5,738,791	1.2
			47,409,463	10.0
		Hong Kong: 3.6%
731,300		AIA Group Ltd.	6,074,773	1.3
228,400		CK Hutchison Holdings Ltd. ADR	2,165,232	0.4
485,640		CK Hutchison Holdings Ltd.	4,661,275	1.0
583,140		Other Securities	4,266,591	0.9
			17,167,871	3.6
		India: 2.5%
413,798		Housing Development Finance Corp.	11,658,465	2.5
Shares				Value	Percentage of Net Assets
			Ireland: 1.1%
917,465			Bank of Ireland Group PLC	$5,102,693	1.1
			Israel: 1.5%
469,658			Teva Pharmaceutical Industries Ltd. ADR	7,242,126	1.5
			Italy: 2.4%
521,458			ENI S.p.A.	8,237,588	1.7
272,721			Other Securities	3,089,087	0.7
				11,326,675	2.4
			Japan: 11.6%
573,700			Astellas Pharma, Inc.	7,329,953	1.5
277,700			Mitsui Fudosan Co., Ltd.	6,168,247	1.3
560,600			Panasonic Corp.	5,036,107	1.1
146,800			Seven & I Holdings Co., Ltd.	6,379,210	1.3
240,400			Suntory Beverage & Food Ltd.	10,854,686	2.3
597,000			Other Securities	19,447,032	4.1
				55,215,235	11.6
			Luxembourg: 1.6%
392,554			SES S.A. - Luxembourg	7,515,892	1.6
			Netherlands: 6.1%
60,400			NXP Semiconductor NV - NXPI - US	4,426,112	0.9
145,314	(2)		QIAGEN NV	4,965,494	1.1
424,584			Royal Dutch Shell PLC - Class B	12,693,997	2.7
292,718			Other Securities	6,660,924	1.4
				28,746,527	6.1
			Norway: 1.0%
126,013			Yara International ASA	4,857,720	1.0
			Singapore: 1.5%
3,347,000			Singapore Telecommunications Ltd.	7,203,529	1.5
			South Korea: 5.0%
132,540			Hana Financial Group, Inc.	4,310,576	0.9
139,280	(2	),(3)	KB Financial Group, Inc. ADR	5,846,974	1.3
15,480			Samsung Electronics Co., Ltd. GDR	13,413,825	2.8
				23,571,375	5.0

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Sweden: 0.6%
322,994		Other Securities	$2,920,718	0.6
		Switzerland: 6.3%
91,997		Novartis AG	7,879,016	1.6
43,811		Roche Holding AG	10,876,469	2.3
723,297		UBS Group AG	9,021,860	1.9
40,890	(4)	Other Securities	2,302,774	0.5
			30,080,119	6.3
		Taiwan: 1.3%
885,251		Taiwan Semiconductor Manufacturing Co., Ltd.	6,428,014	1.3
		Thailand: 1.5%
1,110,400		Bangkok Bank PCL - Foreign Reg	7,067,730	1.5
		United Kingdom: 16.8%
2,106,820		BP PLC	13,318,657	2.8
217,734		CRH PLC - London	5,763,831	1.2
927,600		HSBC Holdings PLC (HKD)	7,653,995	1.6
164,170		Johnson Matthey PLC	5,861,797	1.3
254,346		Shire PLC	14,799,782	3.1
1,534,087		Standard Chartered PLC	11,922,411	2.5
3,653,591		Vodafone Group PLC	7,103,640	1.5
5,162,755	(1)	Other Securities	13,185,329	2.8
			79,609,442	16.8
		Total Common Stock (Cost $435,815,266)	455,230,868	95.9
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
		U.S. Government Agency Obligations: 2.4%
11,600,000		Federal Home Loan Bank Discount Notes, 2.150%, 01/02/2019 (Cost $11,599,307)	$11,600,000	2.4
Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(5): 0.9%
1,064,597	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,064,792, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,085,889, due 01/25/19-10/20/68)	$1,064,597	0.2
1,064,597	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,064,775, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,085,889, due 01/25/19-02/01/49)	1,064,597	0.2
223,630	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $223,666, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $228,103, due 02/29/24-09/09/49)	223,630	0.1

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Securities Lending Collateral(5) (continued)
1,064,597		Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,064,772, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,085,889, due 01/03/19-11/20/68)	$1,064,597	0.2
1,064,597		RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,064,773, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,085,889, due 10/01/25-10/20/48)	1,064,597	0.2
			4,482,018	0.9
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
1,733,077	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310% (Cost $1,733,077)	$1,733,077	0.4
		Total Short-Term Investments (Cost $17,814,402)	17,815,095	3.7
		Total Investments in Securities (Cost $453,629,668)	$473,045,963	99.6
		Assets in Excess of Other Liabilities	1,789,419	0.4
		Net Assets	$474,835,382	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2018.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  Security, or a portion of the security, is on loan.

(4)  The grouping contains securities on loan.

(5)  Represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	21.0%
Health Care	17.7
Communication Services	11.5
Energy	10.2
Industrials	7.9
Information Technology	7.7
Materials	6.6
Consumer Discretionary	4.4
Consumer Staples	3.6
Utilities	3.1
Real Estate	2.2
Short-Term Investments	3.7
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2018 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Common Stock
Canada	$8,536,722	$—	$—	$8,536,722
China	7,044,786	26,567,660	—	33,612,446
Denmark	—	8,055,851	—	8,055,851
France	—	51,902,255	—	51,902,255
Germany	—	47,409,463	—	47,409,463
Hong Kong	2,165,232	15,002,639	—	17,167,871
India	—	11,658,465	—	11,658,465
Ireland	—	5,102,693	—	5,102,693
Israel	7,242,126	—	—	7,242,126
Italy	—	11,326,675	—	11,326,675
Japan	—	55,215,235	—	55,215,235
Luxembourg	—	7,515,892	—	7,515,892
Netherlands	4,426,112	24,320,415	—	28,746,527
Norway	—	4,857,720	—	4,857,720
Singapore	—	7,203,529	—	7,203,529
South Korea	5,846,974	17,724,401	—	23,571,375
Sweden	—	2,920,718	—	2,920,718
Switzerland	—	30,080,119	—	30,080,119
Taiwan	—	6,428,014	—	6,428,014
Thailand	—	7,067,730	—	7,067,730
United Kingdom	—	79,609,442	—	79,609,442
Total Common Stock	35,261,952	419,968,916	—	455,230,868
Short-Term Investments	1,733,077	16,082,018	—	17,815,095
Total Investments, at fair value	$36,995,029	$436,050,934	$—	$473,045,963

(1)  For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Portfolio (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio's policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2018, securities valued at $38,859,922 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$130,045
Total	$130,045
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(362)
Total	$(362)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $455,873,528.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$73,264,596
Gross Unrealized Depreciation	(56,090,964)
Net Unrealized Appreciation	$17,173,632

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Bond Portfolio
Class ADV	NII	$0.3507
Class I	NII	$0.4098
Class S	NII	$0.3821
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1009
Class I	NII	$0.1628
Class S	NII	$0.1294
Class S2	NII	$0.1060
All Classes	STCG	$0.3805
All Classes	LTCG	$0.9563
VY® Baron Growth Portfolio
All Classes	NII	$—
All Classes	STCG	$0.1252
All Classes	LTCG	$3.0304
VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$0.1542
Class I	NII	$0.2796
Class S	NII	$0.2125
All Classes	STCG	$0.1401
All Classes	LTCG	$2.3385
VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0045
Class I	NII	$0.1073
Class R6	NII	$0.1074
Class S	NII	$0.0492
Class S2	NII	$—
All Classes	STCG	$0.2750
All Classes	LTCG	$1.8101
VY® Invesco Comstock Portfolio
Class ADV	NII	$0.2183
Class I	NII	$0.3275
Class S	NII	$0.2720
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.6626
Class I	NII	$0.9042
Class S	NII	$0.7832
Class S2	NII	$0.7136
All Classes	LTCG	$2.8872
Portfolio Name	Type	Per Share Amount
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.1648
Class I	NII	$0.2594
Class S	NII	$0.2087
Class S2	NII	$0.1752
All Classes	STCG	$0.0648
All Classes	LTCG	$1.6144
VY® Oppenheimer Global Portfolio
Class ADV	NII	$0.2503
Class I	NII	$0.3440
Class S	NII	$0.2907
Class S2	NII	$0.2673
All Classes	STCG	$0.0651
All Classes	LTCG	$1.4260
VY® Pioneer High Yield Portfolio
Class I	NII	$0.6074
Class S	NII	$0.5775
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0216
Class R6	NII	$0.0216
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0705
All Classes	LTCG	$1.0893
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$0.0001
Class I	NII	$0.2335
Class S	NII	$0.0421
Class S2	NII	$0.0001
All Classes	STCG	$0.2836
All Classes	LTCG	$15.5894
VY® Templeton Foreign Equity Portfolio
Class ADV	NII	$0.2059
Class I	NII	$0.2699
Class S	NII	$0.2327
Class S2	NII	$0.0788

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® American Century Small-Mid Cap Value Portfolio	40.46%
VY® Baron Growth Portfolio	100.00%
VY® Columbia Contrarian Core Portfolio	100.00%
VY® Columbia Small Cap Value II Portfolio	68.73%
VY® Invesco Comstock Portfolio	77.04%
VY® Invesco Equity and Income Portfolio	62.79%
VY® JPMorgan Mid Cap Value Portfolio	100.00%
VY® Oppenheimer Global Portfolio	25.02%
VY® Pioneer High Yield Portfolio	2.78%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	93.68%
VY® T. Rowe Price Growth Equity Portfolio	100.00%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® American Century Small-Mid Cap Value Portfolio	$27,932,717
VY® Baron Growth Portfolio	$72,863,629
VY® Columbia Contrarian Core Portfolio	$28,642,329
VY® Columbia Small Cap Value II Portfolio	$18,117,296
VY® Invesco Equity and Income Portfolio	$93,939,328
VY® JPMorgan Mid Cap Value Portfolio	$40,343,527
VY® Oppenheimer Global Portfolio	$104,664,650
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$91,173,924
VY® T. Rowe Price Growth Equity Portfolio	$299,823,491

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Templeton Foreign Equity Portfolio	$726,574	$0.0169	98.95%

*None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	150	Dentaquest, Boston, MA (February 2014 - Present); RSR Partners, Inc. (2016 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014 - Present November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	150	Wisconsin Energy Corporation (June 2006 - Present); The Royce Fund (22 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 - Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2006 - Present	Consultant (May 2001 - Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015 - Present	Retired.	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	January 2005 - Present	Retired.	150	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Director who is an "interested person":
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018 - Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Voya Investments Distributor, LLC (April 2018 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an "interested person" as defined in the 1940 Act, of each Portfolio ("Independent Director") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)  Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an "interested person" of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.'s affiliates.

*  Effective December 31, 2018, Patrick W. Kenny retired as Director of the Board.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 - Present

Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 - Present); Chief Financial Officer, Voya Investment Management (September 2014 - Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 - March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 - September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 - Present

President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018 - Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 - Present

Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 - Present) and Senior Vice President, Voya Investments, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 - Present

Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 - Present

Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 - Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 - June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 - March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 - Present

Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 - Present). Formerly, Vice President, Voya Investment Management (March 2014 - February 2018); Assistant Vice President, Voya Investment Management (March 2011 - March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 - Present

Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 1000 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 - Present

Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 - Present); Compliance Consultant, Voya Financial, Inc. (January 2019 - Present). Senior Compliance Officer, Voya Investment Management (December 2009 - December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 - Present

Senior Vice President and Secretary of Voya Investments, LLC (December 2018 - Present) and Voya Funds Services, LLC (March 2010 - Present); Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2018, the Board of Directors ("Board") of Voya Partners, Inc. (the "Company"), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the "Management Contracts") between Voya Investments, LLC (the "Manager") and the Company, on behalf of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, each a series of the Company (the "Portfolios"), and the sub-advisory contracts (the "Sub-Advisory Contracts") with the sub-adviser to each Portfolio (the "Sub-Advisers") for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as "management") on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund's investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the "IRCs"), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager's role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds ("Methodology Guide"). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio ("Selected Peer Group") based on that Portfolio's particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data ("Morningstar")), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios' operations and risk management and the oversight of their various other service providers.

The Board considered the "manager-of-managers" platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board's approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund's performance. The Board was advised that, in connection with the Manager's performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser's management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company's Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio's Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. In addition, the Board considered Voya Global Bond Portfolio's investment performance compared to an additional performance peer group that is approved by the Portfolio's IRC due to the unique investment structure or strategy of each Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio's performance and risk, including risk-adjusted investment return information, from the Company's Chief Investment Risk Officer

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager and the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm's-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio's Selected Peer Group. In addition, the Board considered VY® Baron Growth Portfolio's contractual management fee schedule compared to other funds its Sub-Adviser manages identified by the Manager. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the

Manager because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager's and the Voya-affiliated Sub-Adviser's profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers' potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio's Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio's most recent performance, asset levels, and asset flows. Each Portfolio's management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the second quintile for the year-to-date, one-year, five-year, and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is equal to the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the year-to-date period, and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which results in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Baron Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and ten-year periods, the third quintile for the one-year and three-year periods, and the fourth quintile for the five-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management's representations regarding the Portfolio's favorable performance during certain periods; (2) management's discussion regarding the differences between the investment exposure of the Portfolio and the Morningstar category funds; and (3) management's confidence in the Sub-Adviser's ability to execute the Portfolio's investment strategy.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board;

(3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, the fourth quintile for the one-year and ten-year periods, and the fifth (lowest) quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Portfolio's net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Comstock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the three-year, five-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is equal to the median contractual management fee of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is equal to the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competiveness of the Portfolio's management fee and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Equity and Income Portfolio, the Board

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management's: (1) discussion regarding the manner in which the composition of the Portfolio's Morningstar category affects the Portfolio's performance relative to its Morningstar peer group; (2) representations regarding the reasonableness of the Portfolio's performance during certain periods; and (3) confidence in the ability of the Sub-Adviser to execute the Portfolio's investment strategy.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is equal to the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

VY® Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first

(highest) quintile of its Morningstar category for the ten-year period, the second quintile for the one-year and five-year periods, and the third quintile for the year-to-date and three-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and ten-year periods, underperformed for the three-year and five-year periods, and its performance was equal to the performance of its primary benchmark for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, at the November 16, 2018 meeting, management proposed and the Board approved a reorganization for the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ranked in the first (highest) quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the three-year period, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is below the median net expense ratio of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions,

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the second quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding: (1) changes made to the sub-advisory fee for the Portfolio, which became effective on January 1, 2018; and (2) the competitiveness of the Portfolio's management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management's representations regarding the impact

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of security selection and sector allocation on the Portfolio's performance; (2) management's representations regarding the competitiveness of the Portfolio's performance during certain periods; and (3) management's representations that it was evaluating options for the Portfolio and intended to make a proposal for the Portfolio.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher assets levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer

Group; and (c) the net expense ratio for the Portfolio is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

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(1218-022219)

Annual Report
December 31, 2018
Classes ADV, I, R6, S, S2 and T
Voya Partners, Inc.
■ Voya Solution Aggressive Portfolio	■ Voya Solution 2030 Portfolio
■ Voya Solution Balanced Portfolio	■ Voya Solution 2035 Portfolio
■ Voya Solution Conservative Portfolio	■ Voya Solution 2040 Portfolio
■ Voya Solution Income Portfolio	■ Voya Solution 2045 Portfolio
■ Voya Solution Moderately Aggressive Portfolio	■ Voya Solution 2050 Portfolio
■ Voya Solution Moderately Conservative Portfolio	■ Voya Solution 2055 Portfolio
■ Voya Solution 2020 Portfolio	■ Voya Solution 2060 Portfolio
■ Voya Solution 2025 Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.
As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 31, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.
As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.
U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.
In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.
International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2020 Index,
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.
3

Voya Solution Portfolio	Portfolio Managers’ Report

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) designed for investors expecting to retire around the year or have the risk profile applicable to that Portfolio. These Target Asset Allocations as of December 31, 2018 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, and Paul Zemsky, CFA and Chief Investment Officer, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).
Performance: Each Portfolio’s performance against its respective benchmarks can be found on page 7. Each Portfolio, except Solution Conservative, underperformed its respective S&P Target Index.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2018.
All of the Portfolios started 2018 favoring equities over fixed income, with overweight positions in Japanese and emerging markets (“EM”) equities. The suite also maintained its tactical overweight to domestic large growth to offset the value bias in its strategic allocation.
In January, the Portfolios lowered their U.S. REITs position given the asset class’ historically negative beta to interest rates, which were potentially breaking into a higher range. We allocated proceeds from the sale to U.S. large cap equities.
In March, the Portfolios closed their Japanese equities (U.S. dollar hedged) positions. The supporting thesis, that the Bank of Japan would keep the currency relatively weak, had failed to materialize. As an exporting nation, the strengthening of the yen over the period of the position was a headwind for Japanese equities. Proceeds from the sale were split between U.S. large cap and International equities.
At the end of April, we concluded our annual glide down and strategic asset allocation process, reducing equities by 1–2% in the 2040 – 2020 vintages. We remain positive on equities versus bonds. Even if the U.S. had enacted the proposed tariffs, we had believed their economic effects would be modest. We believed deregulation and tax cuts had not yet exerted their full effects, and the slowdown in global growth during the first quarter would prove transitory. With consumer and business sentiment nearing multi-decade highs, backed by double-digit earnings and high single-digit sales growth, we believed equities would recover their momentum and surprise to the upside. At the same time, we were mindful that the cycle had advanced and labor markets continued to tighten. As a result, we had modestly reduced our overweight to equities. In addition, TIPS was added as a strategic asset class.
In June, the Portfolios enacted an underweight position to EM equities, splitting the proceeds between U.S. large cap equities and short duration bonds, in varying degrees depending on the vintage. At the time of the trade, we believe the valuation of EM equities was not providing sufficient support against a worsening business outlook or renewed political uncertainty in the region.
In July, the Portfolios exited from high yield, reallocating the assets to core U.S. fixed income and short duration bonds. This was a tactical view that represented de-risking fixed income positions, given our views that both the credit and business cycles were in their latter stages.
In September, the Portfolios further reduced their exposure to EM equities in favor of domestic large cap equities. At the time of the trade, EM equities were entrenched in a bear market, having fallen 20% from their most recent peak. Even at those levels we found the valuation to be still in line with its EM’s five-year average and thus capable of moving another leg lower before valuations once again became attractive, in our view. On the fundamental side, in our opinion, economic data from China continued to show weakness through the summer, and copper prices and global ISM continued to slip.
We implemented two trades across the Portfolios in October. First, we increased duration, or interest-rate risk, in the Portfolios through the purchase of longer-maturity bonds, funded by reducing core U.S. fixed income. Second, we reduced the Portfolios’ exposure to shorter-maturity bonds and allocated the funds into EM equities, lessening our tactical underweight to EM.
In November, the Portfolios reduced their risk exposures, selling equities in favor of core U.S. fixed income. At the time of the trade, fundamental indicators showed the U.S. joining the rest of the world in a growth slowdown. Finally in December — based on concerns about muted future U.S. corporate earnings, continued interest-rate increases by the U.S. Federal Reserve Board (“Fed”) and the dimming outlook for the euro zone — we further reduced the Portfolios’ equity exposures by selling U.S. mid cap and developed international equities and reinvesting the proceeds into fixed income.
During the year, tactical moves had a positive impact across on a majority of the Portfolios.
During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.
4

Portfolio Managers’ Report	Voya Solution Portfolio

The Portfolio Managers also attempt to add value by selecting underlying funds that, in our view, are expected to perform well against the various asset class benchmarks from which the Target Asset Allocations are constructed. From a holdings standpoint, overall performance from underlying strategies detracted from results. Underlying strategies with top benchmark-relative performance include VY® T. Rowe Price Capital Appreciation Portfolio, Voya U.S. High Dividend Low Volatility Fund and Voya Large Cap Value Fund. Bottom benchmark-relative performers include Voya Multi-Manager Emerging Markets Equity Fund, Voya Small Company Portfolio and VY® Invesco Comstock Portfolio.
Current Strategy and Outlook: Risk assets sold off markedly during December, as investors reacted to statements from Federal Reserve officials, which suggested that interest rate hikes would continue apace in 2019. The United States led the charge lower as many global equity markets nursed losses during the year. Among the causes of weakness were economic deceleration in the U.S., weak data from China, trade geopolitics and the ongoing partial U.S. government shutdown. Many indicators that tend to turn first around business cycle peaks are flashing red in several economies, in our opinion. The U.S. Treasury yield curve is flat by many measures; by some, it is inverted: the 12-month Treasury bill yield currently is higher than some other maturities. World trade volumes have slowed further in recent months and December business surveys remained weak in most major economies, in our view. Credit markets have not been immune to weakness. High yield spreads have gapped wider and in the investment grade sector spreads are widening on credit default swaps of some of the highest quality debt issuers. Concerns about covenant-lite issuance have pressured leveraged loans. We believe one of the few perceived “safe havens” have been U.S. Treasuries, as investors sought any port in the storm. Ten-year Treasury yields have declined to 2.68% from a high of 3.24% in early November.
We believe the composition of returns throughout December is noteworthy. The U.S. dollar held surprisingly steady, given the gyrations in U.S. markets. In our opinion, EM equities, while down, fared better than developed markets and the U.S., perhaps because EMs have been under steady pressure since June. We are closely watching the stimulus China has implemented to arrest its economic slowdown — while not yet on the scale seen in early 2016, we believe it involves a meaningful number of initiatives. We are looking for a turn in the Chinese data in a few months.
Looking ahead, we believe there is intense movement in the equity and bond markets, creating a lot of day-to-day volatility for investors to digest. This is where relying on our investment process of evaluating valuations, fundamentals and sentiment is critical, in our opinion. The quantitative data show on most measures equities have de-rated meaningfully over the past 12 months. At 14.5 times forward earnings, the U.S. equity market has not been this inexpensive since late 2013. The difficulty investors have with stepping in to buy at current valuations is an unclear handle on the earnings part of the ratio. Earnings revisions have been falling steadily, but even so, top-down forecasts are for 7% earnings growth in 2019, which looks to be a bit high in our view.
In terms of fundamentals, our models show rising probabilities of recession — not to the levels where one is imminent, but the deceleration in activity due to lapsing fiscal stimulus and Fed rate hikes is in fact biting. One only needs to see the cooling in the housing and auto sectors to observe the effect the rise in short-term rates has delivered over the past year. We believe we need to see a trough in earnings revisions in the U.S. and globally, and a healing in the credit markets among other factors, to put in a durable bottom to equities. Lastly, investor sentiment is starting to reach oversold readings on a short-term view — but not yet as severely oversold as expected given the damage that has been inflicted on equities.
To be sure, sentiment can be a fickle factor, and in our opinion, there may be a meaningful counter-trend underway — sparked by dovish comments from the Fed. In these types of volatile conditions, to accept the risk of re-entering risk markets, we generally look for signals of adequate return potential from two of the three pillars of our investment process. Therefore, we believe a better clearing price for equities will unfold in the first half of 2019.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2018.

*
Effective May 11, 2018, Jody Hrazanek was removed as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
5

Voya Solution Portfolio	Portfolio Managers’ Report

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.
Sub Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	Income
US Large Blend	18.50%	18.50%	18.50%	18.00%	18.55%	18.05%	16.00%	14.00%	14.00%	11.50%
US Large Growth	15.00%	15.00%	15.00%	15.00%	13.00%	12.50%	11.00%	9.00%	6.00%	4.00%
US Large Value	15.00%	15.00%	15.00%	15.00%	13.00%	12.50%	11.00%	9.00%	6.00%	4.00%
US Mid Cap Blend	6.00%	6.00%	6.00%	6.00%	5.00%	4.00%	3.00%	2.50%	1.00%	1.00%
US Small Cap	3.00%	3.00%	3.00%	3.00%	3.00%	2.00%	2.00%	2.00%	1.00%	0.00%
International	24.00%	24.00%	24.00%	23.00%	22.00%	20.00%	18.00%	13.00%	10.00%	6.00%
Emerging Markets	7.50%	7.50%	7.50%	7.00%	6.50%	6.00%	5.00%	4.00%	2.50%	2.00%
US Real Estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Global Real Estate	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.00%	1.00%	1.00%
Commodities	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Core Fixed Income	5.00%	5.00%	5.00%	5.25%	8.95%	13.95%	23.00%	26.75%	32.75%	40.00%
Senior Debt	0.00%	0.00%	0.00%	1.75%	3.00%	4.00%	4.00%	5.00%	5.00%	5.00%
International Bonds	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.00%	3.00%	3.00%
TIPS	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.00%	5.00%	7.00%
Short Duration	1.00%	1.00%	1.00%	1.00%	2.00%	2.00%	2.00%	5.25%	9.25%	12.00%
Long Govt Bonds	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Total Equity	92.00%	92.00%	92.00%	90.00%	84.05%	78.05%	69.00%	56.00%	43.00%	31.00%
Total Fixed Income	8.00%	8.00%	8.00%	10.00%	15.95%	21.95%	31.00%	44.00%	57.00%	69.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Sub Asset Class	Aggressive	Balanced	Conservative	Moderately Aggressive	Moderately Conservative
US Large Blend	17.5%	17.05%	15.5%	12.0%	7.5%
US Large Growth	13.0%	10.0%	8.5%	3.25%	2.5%
US Large Value	13.0%	15.5%	13.0%	7.25%	3.5%
US Mid Cap Blend	14.0%	8.0%	4.0%	2.0%	2.0%
US Small Cap	7.0%	6.0%	4.0%	2.0%	—
International	20.0%	16.0%	10.5%	7.0%	3.0%
Emerging Markets	7.0%	6.0%	4.0%	3.5%	1.5%
US Real Estate	—	—	—	—	—
Global Real Estate	1.0%	1.0%	1.0%	1.0%	—
Commodities	1.5%	1.5%	1.5%	2.0%	2.0%
Core Fixed Income	3.0%	9.95%	26.0%	33.0%	36.5%
Senior Debt	—	5.0%	5.0%	7.0%	7.0%
International Bonds	—	—	—	2.0%	3.0%
TIPS	—	—	—	4.0%	5.0%
Short Duration	1.0%	2.0%	5.0%	12.0%	24.5%
Long Govt Bonds	2.0%	2.0%	2.0%	2.0%	2.0%
Total Equity	94.0%	81.05%	62.0%	40.0%	22.0%
Total Fixed Income	6.0%	18.95%	38.0%	60.0%	78.0%
	100.0%	100.0%	100.0%	100.0%	100.0%
6

Portfolio Managers’ Report	Voya Solution Portfolio

Total Returns for the Period Ended December 31, 2018
1 Year
Voya Solution Aggressive Portfolio, Class S	-10.91
S&P Target Risk Aggressive® Index	-7.42
Voya Solution Balanced Portfolio, Class S	-6.70
S&P Target Risk® Growth Index	-5.46
Voya Solution Conservative Portfolio, Class S	-2.14
S&P Target Risk® Conservative Index	-2.48
Voya Solution Income Portfolio, Class S	-3.14
S&P Target Date Retirement Income Index	-2.54
Russell 3000® Index	-5.24
MSCI EAFE® Index	-13.79
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	0.01
Voya Solution Moderately Aggressive Portfolio, Class S	-9.20
S&P Target Risk Aggressive® Index	-7.42
Voya Solution Moderately Conservative Portfolio, Class S	-4.35
S&P Target Risk® Moderate Index	-3.48
Voya Solution 2020 Portfolio, Class S	-4.27
S&P Target Date 2020 Index	-4.16
Voya Solution 2025 Portfolio, Class S	-5.73
S&P Target Date 2025 Index	-5.02
Russell 3000® Index	-5.24
MSCI EAFE® Index	-13.79
BCAB Index	0.01
Voya Solution 2030 Portfolio, Class S	-7.23
S&P Target Date 2030 Index	-5.99
Voya Solution 2035 Portfolio, Class S	-8.34
S&P Target Date 2035 Index	-6.88
Russell 3000® Index	-5.24
MSCI EAFE® Index	-13.79
BCAB Index	0.01
Voya Solution 2040 Portfolio, Class S	-9.13
S&P Target Date 2040 Index	-7.41
Voya Solution 2045 Portfolio, Class S	-10.23
S&P Target Date 2045 Index	-7.74
Russell 3000® Index	-5.24
MSCI EAFE® Index	-13.79
BCAB Index	0.01
Voya Solution 2050 Portfolio, Class S	-10.61
S&P Target Date 2050 Index	-7.94
Voya Solution 2055 Portfolio, Class S	-10.56
S&P Target Date 2055 Index	-7.97
Voya Solution 2060 Portfolio, Class S	-10.60
S&P Target Date 2060+ Index	-7.95

7

Voya Solution Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013	Since Inception of Class R6 May 2, 2016
Class ADV	-11.18%	3.79%	6.00%	—
Class I	-10.72%	4.29%	6.61%	—
Class R6(1)	-10.72%	4.29%	—	6.61%
Class S	-10.91%	4.03%	6.34%	—
Class S2	-11.08%	3.86%	6.08%	—
S&P Target Risk Aggressive® Index	-7.42%	4.95%	6.65%	6.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Solution Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 April 30, 2010
Class ADV	-6.98%	3.54%	7.73%	—
Class I	-6.38%	4.08%	8.32%	—
Class R6(1)	-6.38%	4.08%	8.32%	—
Class S	-6.70%	3.80%	8.05%	—
Class S2	-6.89%	3.64%	—	5.85%
S&P Target Risk® Growth Index	-5.46%	4.47%	8.14%	6.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Solution Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010	Since Inception of Class R6 May 2, 2016
Class ADV	-2.39%	2.71%	3.92%	—
Class I	-1.94%	3.19%	4.43%	—
Class R6(1)	-1.94%	3.19%	—	4.43%
Class S	-2.14%	2.96%	4.18%	—
Class S2	-2.34%	2.81%	4.02%	—
S&P Target Risk® Conservative Index	-2.48%	3.19%	4.44%	4.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-3.35%	2.96%	5.64%	—
Class I	-2.80%	3.48%	6.18%	—
Class S	-3.14%	3.23%	5.90%	—
Class S2	-3.21%	3.06%	—	5.64%
Class T	-3.45%	2.77%	5.54%	—
S&P Target Date Retirement Income Index	-2.54%	3.06%	5.31%	5.53%
Russell 3000® Index	-5.24%	7.91%	13.18%	13.50%
MSCI EAFE® Index	-13.79%	0.53%	6.32%	5.89%
BCAB Index	0.01%	2.52%	3.48%	3.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/orother service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

11

Voya Solution Moderately Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010	Since Inception of Class R6 May 2, 2016
Class ADV	-9.44%	3.43%	6.25%	—
Class I	-9.02%	3.93%	6.79%	—
Class R6(1)	-8.94%	3.93%	—	6.79%
Class S	-9.20%	3.68%	6.53%	—
Class S2	-9.31%	3.54%	6.38%	—
S&P Target Risk Aggressive® Index	-7.42%	4.95%	8.04%	8.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Solution Moderately Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 April 30, 2010
Class ADV	-4.52%	3.03%	6.38%	—
Class I	-4.04%	3.56%	7.00%	—
Class R6(1)	-4.05%	3.53%	6.98%	—
Class S	-4.35%	3.29%	6.72%	—
Class S2	-4.46%	3.15%	—	4.83%
S&P Target Risk® Moderate Index	-3.48%	3.57%	6.19%	5.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	-4.50%	3.85%	7.20%
Class I	-4.02%	4.35%	7.75%
Class S	-4.27%	4.10%	7.47%
Class S2	-4.37%	3.94%	7.33%
Class T	-4.71%	3.64%	7.05%
S&P Target Date 2020 Index	-4.16%	4.10%	7.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-5.97%	3.68%	8.04%	—
Class I	-5.48%	4.22%	8.59%	—
Class S	-5.73%	3.95%	8.31%	—
Class S2	-5.88%	3.79%	—	8.01%
Class T	-6.14%	3.49%	7.83%	—
S&P Target Date 2025 Index	-5.02%	4.31%	8.46%	8.65%
Russell 3000® Index	-5.24%	7.91%	13.18%	13.50%
MSCI EAFE® Index	-13.79%	0.53%	6.32%	5.89%
BCAB Index	0.01%	2.52%	3.48%	3.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

15

Voya Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	-7.47%	4.15%	8.66%
Class I	-6.98%	4.69%	9.22%
Class S	-7.23%	4.41%	8.90%
Class S2	-7.40%	4.23%	8.73%
Class T	-7.67%	3.91%	8.48%
S&P Target Date 2030 Index	-5.99%	4.50%	9.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-8.54%	3.86%	8.78%	—
Class I	-8.09%	4.37%	9.31%	—
Class S	-8.34%	4.11%	9.04%	—
Class S2	-8.42%	3.97%	—	8.71%
Class T	-8.76%	3.65%	8.55%	—
S&P Target Date 2035 Index	-6.88%	4.69%	9.38%	9.54%
Russell 3000® Index	-5.24%	7.91%	13.18%	13.50%
MSCI EAFE® Index	-13.79%	0.53%	6.32%	5.89%
BCAB Index	0.01%	2.52%	3.48%	3.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

17

Voya Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	-9.41%	4.25%	9.58%
Class I	-8.95%	4.79%	10.16%
Class S	-9.13%	4.50%	9.84%
Class S2	-9.30%	4.35%	9.68%
Class T	-9.57%	4.05%	9.37%
S&P Target Date 2040 Index	-7.41%	4.82%	9.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-10.53%	3.74%	9.14%	—
Class I	-10.08%	4.26%	9.69%	—
Class S	-10.23%	4.01%	9.42%	—
Class S2	-10.34%	3.85%	—	9.04%
Class T	-10.72%	3.52%	8.92%	—
S&P Target Date 2045 Index	-7.74%	4.91%	9.88%	10.01%
Russell 3000® Index	-5.24%	7.91%	13.18%	13.50%
MSCI EAFE® Index	-13.79%	0.53%	6.32%	5.89%
BCAB Index	0.01%	2.52%	3.48%	3.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

19

Voya Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	-10.82%	4.06%	9.56%
Class I	-10.37%	4.63%	10.16%
Class S	-10.61%	4.33%	9.81%
Class S2	-10.75%	4.17%	9.65%
Class T	-11.01%	3.85%	9.39%
S&P Target Date 2050 Index	-7.94%	5.01%	10.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

20

Portfolio Managers’ Report	Voya Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	-10.72%	3.81%	7.11%
Class I	-10.29%	4.32%	7.64%
Class S	-10.56%	4.06%	7.37%
Class S2	-10.68%	3.90%	7.21%
Class T	-10.91%	3.63%	6.91%
S&P Target Date 2055 Index	-7.97%	5.07%	8.37%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

21

Voya Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	Since Inception of Classes ADV, I, S, S2 and T February 9, 2015
Class ADV	-10.76%	3.42%
Class I	-10.35%	3.87%
Class S	-10.60%	3.52%
Class S2	-10.70%	3.46%
Class T	-11.08%	3.09%
S&P Target Date 2060+ Index	-7.95%	4.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

22

shareholder expense examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$892.80	0.69%	$3.29	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	895.30	0.19	0.91	1,000.00	1,024.25	0.19	0.97
Class R6	1,000.00	895.40	0.19	0.91	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	894.10	0.44	2.10	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	893.20	0.59	2.82	1,000.00	1,022.23	0.59	3.01
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$936.70	0.69%	$3.37	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	938.90	0.19	0.93	1,000.00	1,024.25	0.19	0.97
Class R6	1,000.00	938.90	0.19	0.93	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	937.60	0.44	2.15	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	936.60	0.59	2.88	1,000.00	1,022.23	0.59	3.01
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$982.30	0.63%	$3.15	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	985.00	0.13	0.65	1,000.00	1,024.55	0.13	0.66
Class R6	1,000.00	985.00	0.13	0.65	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	983.90	0.38	1.90	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	982.80	0.53	2.65	1,000.00	1,022.53	0.53	2.70
23

shareholder expense examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**
Voya Solution Income Portfolio
Class ADV	$1,000.00	$975.50	0.62%	$3.09	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	978.40	0.12	0.60	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	976.80	0.37	1.84	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	976.20	0.52	2.59	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	974.80	0.82	4.08	1,000.00	1,021.07	0.82	4.18
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$911.00	0.71%	$3.42	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	912.50	0.21	1.01	1,000.00	1,024.15	0.21	1.07
Class R6	1,000.00	913.30	0.21	1.01	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	912.00	0.46	2.22	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	911.60	0.61	2.94	1,000.00	1,022.13	0.61	3.11
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$961.50	0.67%	$3.31	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	964.20	0.17	0.84	1,000.00	1,024.35	0.17	0.87
Class R6	1,000.00	964.10	0.17	0.84	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	962.20	0.42	2.08	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	962.00	0.57	2.82	1,000.00	1,022.33	0.57	2.91
Voya Solution 2020 Portfolio
Class ADV	$1,000.00	$960.00	0.64%	$3.16	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	963.40	0.14	0.69	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	962.30	0.39	1.93	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	961.30	0.54	2.67	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	959.50	0.84	4.15	1,000.00	1,020.97	0.84	4.28
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$945.10	0.67%	$3.28	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	948.40	0.17	0.83	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	946.70	0.42	2.06	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	946.10	0.57	2.80	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	944.70	0.87	4.26	1,000.00	1,020.82	0.87	4.43
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$931.10	0.66%	$3.21	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	934.20	0.16	0.78	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	932.90	0.41	2.00	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	931.80	0.56	2.73	1,000.00	1,022.38	0.56	2.85
Class T	1,000.00	930.30	0.86	4.18	1,000.00	1,020.87	0.86	4.38
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$920.60	0.68%	$3.29	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	922.10	0.18	0.87	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	921.00	0.43	2.08	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	921.20	0.58	2.81	1,000.00	1,022.28	0.58	2.96
Class T	1,000.00	918.80	0.88	4.26	1,000.00	1,020.77	0.88	4.48
24

shareholder expense examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$911.80	0.66%	$3.18	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	914.70	0.16	0.77	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	913.40	0.41	1.98	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	912.30	0.56	2.70	1,000.00	1,022.38	0.56	2.85
Class T	1,000.00	911.30	0.86	4.14	1,000.00	1,020.87	0.86	4.38
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$903.50	0.69%	$3.31	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	905.60	0.19	0.91	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	904.90	0.44	2.11	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	904.00	0.59	2.83	1,000.00	1,022.23	0.59	3.01
Class T	1,000.00	902.00	0.89	4.27	1,000.00	1,020.72	0.89	4.53
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$901.20	0.68%	$3.26	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	903.30	0.18	0.86	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	902.10	0.43	2.06	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	901.30	0.58	2.78	1,000.00	1,022.28	0.58	2.96
Class T	1,000.00	900.30	0.88	4.22	1,000.00	1,020.77	0.88	4.48
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$902.10	0.68%	$3.26	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	903.90	0.18	0.86	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	902.50	0.43	2.06	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	901.90	0.58	2.78	1,000.00	1,022.28	0.58	2.96
Class T	1,000.00	900.70	0.88	4.22	1,000.00	1,020.77	0.88	4.48
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$901.10	0.69%	$3.31	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	903.70	0.19	0.91	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	902.00	0.44	2.11	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	901.70	0.59	2.83	1,000.00	1,022.23	0.59	3.01
Class T	1,000.00	899.40	0.89	4.26	1,000.00	1,020.72	0.89	4.53

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Partners, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio (the Funds), each a series of Voya Partners, Inc., including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 22, 2019
26

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$13,350,076	$44,092,347	$14,881,098	$311,723,840
Investments in unaffiliated underlying funds at fair value**	1,226,474	5,764,475	2,302,724	36,326,146
Cash	58,658	155,752	44,501	1,286,060
Cash collateral for futures	—	—	—	763,605
Receivables:
Investments in affiliated underlying funds sold	197,777	1,408,996	263,395	4,282,000
Investments in unaffiliated underlying funds sold	19,439	152,262	1,215	1,185,144
Fund shares sold	43,221	114,752	11,170	4,877
Dividends	—	—	60	—
Prepaid expenses	68	280	78	1,991
Reimbursement due from manager	3,678	117	4,690	44,374
Other assets	195	1,366	420	24,632
Total assets	14,899,586	51,690,347	17,509,351	355,642,669
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	258,495	932,969	216,838	5,490,910
Payable for investments in unaffiliated underlying funds purchased	46,104	96,964	87,902	177,209
Payable for fund shares redeemed	—	756,316	—	568,638
Payable for investment management fees	2,674	9,752	3,139	66,585
Payable for distribution and shareholder service fees	2,317	10,007	4,241	91,970
Payable for directors fees	77	283	81	1,983
Payable to directors under the deferred compensation plan (Note 6)	195	1,366	420	24,632
Other accrued expenses and liabilities	6,756	22,535	8,059	128,331
Total liabilities	316,618	1,830,192	320,680	6,550,258
NET ASSETS	$14,582,968	$49,860,155	$17,188,671	$349,092,411
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,471,495	$51,056,689	$17,729,544	$359,888,436
Total distributable loss	(888,527)	(1,196,534)	(540,873)	(10,796,025)
NET ASSETS	$14,582,968	$49,860,155	$17,188,671	$349,092,411
* Cost of investments in affiliated underlying funds	$15,613,096	$48,758,408	$15,579,404	$330,059,299
** Cost of investments in unaffiliated underlying funds	$1,278,551	$5,968,092	$2,343,700	$37,736,862
See Accompanying Notes to Financial Statements
27

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$3,158,797	$11,983,685	$7,911,864	$148,720,470
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	275,387	1,347,700	760,885	13,617,616
Net asset value and redemption price per share	$11.47	$8.89	$10.40	$10.92
Class I
Net assets	$325,244	$3,688,905	$273,863	$75,592,320
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,710	399,300	25,977	6,756,293
Net asset value and redemption price per share	$11.74	$9.24	$10.54	$11.19
Class R6
Net assets	$7,176,536	$13,737,743	$5,056,386	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	611,434	1,486,999	479,708	n/a
Net asset value and redemption price per share	$11.74	$9.24	$10.54	n/a
Class S
Net assets	$3,122,806	$19,593,864	$3,508,156	$118,451,380
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	269,260	2,174,297	334,803	10,677,546
Net asset value and redemption price per share	$11.60	$9.01	$10.48	$11.09
Class S2
Net assets	$799,585	$855,958	$438,402	$6,110,513
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	69,940	95,059	42,194	564,751
Net asset value and redemption price per share	$11.43	$9.00	$10.39	$10.82
Class T
Net assets	n/a	n/a	n/a	$217,728
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	18,696
Net asset value and redemption price per share	n/a	n/a	n/a	$11.65
See Accompanying Notes to Financial Statements
28

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$513,432,622	$24,693,926	$29,987,740	$711,417,290
Investments in unaffiliated underlying funds at fair value**	47,215,315	3,687,586	3,880,923	57,246,579
Cash	2,920,935	79,669	90,328	2,613,969
Cash collateral for futures	2,288,387	—	—	1,691,692
Receivables:
Investments in affiliated underlying funds sold	6,546,431	658,295	582,450	11,811,334
Investments in unaffiliated underlying funds sold	735,889	93,797	150,292	1,558,475
Fund shares sold	1,743,613	21,458	20,576	30,929
Prepaid expenses	3,323	144	159	4,326
Reimbursement due from manager	22,609	4,634	2,187	43,275
Other assets	27,338	1,005	434	36,590
Total assets	574,936,462	29,240,514	34,715,089	786,454,459
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	10,432,274	546,264	621,757	13,465,330
Payable for investments in unaffiliated underlying funds purchased	137,387	33,259	14,893	579,511
Payable for fund shares redeemed	263,752	253,852	176,456	824,865
Payable for investment management fees	106,102	5,495	6,369	143,046
Payable for distribution and shareholder service fees	123,597	7,468	8,573	174,084
Payable for directors fees	3,318	152	176	4,369
Payable to directors under the deferred compensation plan (Note 6)	27,338	1,005	434	36,590
Other accrued expenses and liabilities	121,021	24,596	4,717	140,382
Total liabilities	11,214,789	872,091	833,375	15,368,177
NET ASSETS	$563,721,673	$28,368,423	$33,881,714	$771,086,282
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$574,948,900	$29,419,280	$34,316,766	$779,913,078
Total distributable loss	(11,227,227)	(1,050,857)	(435,052)	(8,826,796)
NET ASSETS	$563,721,673	$28,368,423	$33,881,714	$771,086,282
* Cost of investments in affiliated underlying funds	$573,500,020	$26,474,769	$32,261,190	$766,769,107
** Cost of investments in unaffiliated underlying funds	$49,409,494	$3,766,694	$3,950,430	$61,123,238
See Accompanying Notes to Financial Statements
29

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
Class ADV
Net assets	$21,418,137	$9,033,202	$13,351,554	$244,883,071
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,880,895	989,396	1,126,349	23,364,120
Net asset value and redemption price per share	$11.39	$9.13	$11.85	$10.48
Class I
Net assets	$3,897,905	$31,374	$7,160,283	$219,810,977
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	335,607	3,290	590,167	20,397,128
Net asset value and redemption price per share	$11.61	$9.54	$12.13	$10.78
Class R6
Net assets	$12,083,450	$3,779,695	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	1,041,107	396,770	n/a	n/a
Net asset value and redemption price per share	$11.61	$9.53	n/a	n/a
Class S
Net assets	$525,589,866	$14,452,144	$12,873,066	$294,102,133
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	45,752,191	1,550,190	1,066,607	27,620,746
Net asset value and redemption price per share	$11.49	$9.32	$12.07	$10.65
Class S2
Net assets	$732,315	$1,072,008	$484,634	$11,714,734
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	63,698	116,437	40,636	1,131,473
Net asset value and redemption price per share	$11.50	$9.21	$11.93	$10.35
Class T
Net assets	n/a	n/a	$12,177	$575,367
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	1,027	52,517
Net asset value and redemption price per share	n/a	n/a	$11.85	$10.96
See Accompanying Notes to Financial Statements
30

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$27,909,201	$715,656,431	$21,988,926	$524,555,327
Investments in unaffiliated underlying funds at fair value**	3,084,188	53,392,456	2,397,450	36,253,851
Cash	89,897	3,247,989	78,097	2,858,952
Cash collateral for futures	—	2,341,832	—	2,292,006
Receivables:
Investments in affiliated underlying funds sold	516,972	8,839,912	246,573	6,875,309
Investments in unaffiliated underlying funds sold	60,565	910,129	65,332	322,624
Fund shares sold	20,132	1,652,312	243,310	248,173
Prepaid expenses	148	4,390	116	3,282
Reimbursement due from manager	6,508	75,061	4,517	5,732
Other assets	352	32,880	284	22,326
Total assets	31,687,963	786,153,392	25,024,605	573,437,582
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	476,082	11,685,291	555,006	8,419,977
Payable for investments in unaffiliated underlying funds purchased	75,639	404,251	26,705	154,713
Payable for fund shares redeemed	106,195	1,417,299	28,550	613,803
Payable for investment management fees	5,814	142,759	4,753	104,385
Payable for distribution and shareholder service fees	7,874	162,171	5,650	107,592
Payable for directors fees	162	4,438	130	3,306
Payable to directors under the deferred compensation plan (Note 6)	352	32,880	284	22,326
Other accrued expenses and liabilities	5,357	130,614	11,150	104,887
Total liabilities	677,475	13,979,703	632,228	9,530,989
NET ASSETS	$31,010,488	$772,173,689	$24,392,377	$563,906,593
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$31,826,112	$774,832,112	$25,307,965	$569,147,810
Total distributable loss	(815,624)	(2,658,423)	(915,588)	(5,241,217)
NET ASSETS	$31,010,488	$772,173,689	$24,392,377	$563,906,593
* Cost of investments in affiliated underlying funds	$31,394,715	$780,823,006	$25,266,014	$585,621,583
** Cost of investments in unaffiliated underlying funds	$3,205,510	$57,620,533	$2,485,384	$38,501,045
See Accompanying Notes to Financial Statements
31

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
Class ADV
Net assets	$12,629,602	$212,084,256	$8,661,964	$134,754,147
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	915,726	20,015,744	607,259	12,930,261
Net asset value and redemption price per share	$13.79	$10.60	$14.26	$10.42
Class I
Net assets	$7,332,502	$247,474,582	$7,133,796	$211,781,131
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	517,245	22,721,202	486,577	19,733,224
Net asset value and redemption price per share	$14.18	$10.89	$14.66	$10.73
Class S
Net assets	$10,588,672	$297,720,906	$7,640,541	$209,646,791
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	751,752	27,658,143	525,580	19,820,843
Net asset value and redemption price per share	$14.09	$10.76	$14.54	$10.58
Class S2
Net assets	$439,384	$14,520,912	$938,928	$7,504,198
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	31,602	1,402,125	65,600	728,190
Net asset value and redemption price per share	$13.90	$10.36	$14.31	$10.31
Class T
Net assets	$20,328	$373,033	$17,148	$220,326
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,471	33,686	1,206	20,520
Net asset value and redemption price per share	$13.82	$11.07	$14.22	$10.74
See Accompanying Notes to Financial Statements
32

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$18,376,643	$157,556,886	$9,817,788
Investments in unaffiliated underlying funds at fair value**	1,937,911	10,910,351	1,029,683
Cash	70,851	832,722	29,537
Cash collateral for futures	—	671,757	—
Receivables:
Investments in affiliated underlying funds sold	475,760	2,456,135	228,194
Investments in unaffiliated underlying funds sold	34,573	42,832	10,205
Fund shares sold	365	49,369	2,141
Prepaid expenses	94	882	45
Reimbursement due from manager	3,634	13,832	18,704
Other assets	202	3,539	97
Total assets	20,900,033	172,538,305	11,136,394
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	290,530	2,275,095	138,105
Payable for investments in unaffiliated underlying funds purchased	47,987	297,919	56,902
Payable for fund shares redeemed	222,321	474,653	65,838
Payable for investment management fees	3,796	31,058	9,337
Payable for distribution and shareholder service fees	4,839	28,721	2,754
Payable for directors fees	105	933	53
Payable to directors under the deferred compensation plan (Note 6)	202	3,539	97
Other accrued expenses and liabilities	10,456	29,649	9,127
Total liabilities	580,236	3,141,567	282,213
NET ASSETS	$20,319,797	$169,396,738	$10,854,181
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$21,556,624	$174,103,560	$11,604,226
Total distributable loss	(1,236,827)	(4,706,822)	(750,045)
NET ASSETS	$20,319,797	$169,396,738	$10,854,181
* Cost of investments in affiliated underlying funds	$21,526,313	$178,386,628	$11,452,762
** Cost of investments in unaffiliated underlying funds	$2,028,665	$11,596,288	$1,076,861
See Accompanying Notes to Financial Statements
33

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
Class ADV
Net assets	$8,143,754	$39,620,603	$4,593,084
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	558,568	3,209,388	439,660
Net asset value and redemption price per share	$14.58	$12.35	$10.45
Class I
Net assets	$6,320,138	$77,961,401	$2,570,462
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	420,258	6,184,335	242,558
Net asset value and redemption price per share	$15.04	$12.61	$10.60
Class S
Net assets	$5,412,641	$49,077,006	$3,440,247
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	363,767	3,938,957	328,615
Net asset value and redemption price per share	$14.88	$12.46	$10.47
Class S2
Net assets	$422,931	$2,719,744	$247,009
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	28,827	219,546	23,617
Net asset value and redemption price per share	$14.67	$12.39	$10.46
Class T
Net assets	$20,333	$17,984	$3,379
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,390	1,430	325
Net asset value and redemption price per share	$14.63	$12.58	$10.40
See Accompanying Notes to Financial Statements
34

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Interest	$—	$—	$—	$3,692
Dividends from affiliated underlying funds	210,657	1,109,177	400,780	9,099,089
Dividends from unaffiliated underlying funds	19,867	96,185	18,094	372,740
Total investment income	230,524	1,205,362	418,874	9,475,521
EXPENSES:
Investment management fees	32,407	121,746	34,689	827,649
Distribution and shareholder service fees:
Class ADV	17,276	76,926	40,402	842,168
Class S	10,689	54,808	9,175	345,092
Class S2	3,228	5,045	1,993	30,375
Class T	—	—	—	1,540
Transfer agent fees	310	206	308	4,420
Shareholder reporting expense	4,590	7,300	4,265	36,495
Professional fees	10,267	16,447	9,855	56,950
Custody and accounting expense	3,066	8,639	3,014	35,900
Directors fees	611	2,263	650	15,861
Miscellaneous expense	10,112	13,312	10,577	17,839
Interest expense	21	42	31	412
Total expenses	92,577	306,734	114,959	2,214,701
Waived and reimbursed fees	(31,805)	(61,303)	(41,777)	(521,785)
Net expenses	60,772	245,431	73,182	1,692,916
Net investment income	169,752	959,931	345,692	7,782,605
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	512,602	1,565,331	(52,563)	2,377,444
Sale of unaffiliated underlying funds	943	24,508	7,319	190,845
Capital gain distributions from affiliated underlying funds	1,062,685	2,395,938	311,086	9,552,274
Foreign currency related transactions	—	(576)	—	(2,523)
Futures	—	(112,605)	—	(523,710)
Net realized gain	1,576,230	3,872,596	265,842	11,594,330
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(3,388,817)	(8,116,334)	(917,577)	(30,025,996)
Unaffiliated underlying funds	(106,018)	(336,779)	(65,051)	(1,263,742)
Foreign currency related transactions	—	(86)	—	(642)
Futures	—	4,451	—	275,959
Net change in unrealized appreciation (depreciation)	(3,494,835)	(8,448,748)	(982,628)	(31,014,421)
Net realized and unrealized loss	(1,918,605)	(4,576,152)	(716,786)	(19,420,091)
Decrease in net assets resulting from operations	$(1,748,853)	$(3,616,221)	$(371,094)	$(11,637,486)

See Accompanying Notes to Financial Statements
35

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
INVESTMENT INCOME:
Interest	$13,222	$—	$—	$8,073
Dividends from affiliated underlying funds	10,796,490	717,046	777,281	17,074,793
Dividends from unaffiliated underlying funds	1,150,415	38,853	38,121	999,729
Total investment income	11,960,127	755,899	815,402	18,082,595
EXPENSES:
Investment management fees	1,431,664	64,549	74,257	1,839,895
Distribution and shareholder service fees:
Class ADV	124,937	52,970	73,182	1,417,711
Class S	1,554,565	38,782	30,809	836,566
Class S2	4,748	4,104	2,673	58,237
Class T	—	—	83	5,430
Transfer agent fees	6,397	142	89	1,171
Shareholder reporting expense	38,590	6,935	4,992	42,330
Professional fees	91,432	12,045	12,053	103,361
Custody and accounting expense	50,718	4,080	2,351	65,892
Directors fees	26,547	1,215	1,410	34,958
Miscellaneous expense	34,253	12,332	8,619	40,748
Interest expense	837	49	54	665
Total expenses	3,364,688	197,203	210,572	4,446,964
Waived and reimbursed fees	(271,676)	(48,769)	(53,907)	(623,038)
Net expenses	3,093,012	148,434	156,665	3,823,926
Net investment income	8,867,115	607,465	658,737	14,258,669
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	17,247,598	394,702	214,185	19,526,029
Sale of unaffiliated underlying funds	1,204,052	44,404	30,580	111,289
Capital gain distributions from affiliated underlying funds	35,812,209	847,532	1,124,599	34,655,725
Foreign currency related transactions	(5,552)	(18)	—	(7,303)
Futures	(1,068,080)	(43,355)	—	(1,335,881)
Net realized gain	53,190,227	1,243,265	1,369,364	52,949,859
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(113,123,582)	(2,995,183)	(3,304,819)	(110,955,536)
Unaffiliated underlying funds	(6,104,562)	(132,465)	(174,947)	(4,397,989)
Foreign currency related transactions	(1,053)	(47)	—	(1,360)
Futures	(14,660)	(286)	—	615,478
Net change in unrealized appreciation (depreciation)	(119,243,857)	(3,127,981)	(3,479,766)	(114,739,407)
Net realized and unrealized loss	(66,053,630)	(1,884,716)	(2,110,402)	(61,789,548)
Decrease in net assets resulting from operations	$(57,186,515)	$(1,277,251)	$(1,451,665)	$(47,530,879)

See Accompanying Notes to Financial Statements
36

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
INVESTMENT INCOME:
Interest	$—	$14,085	$—	$12,617
Dividends from affiliated underlying funds	634,440	15,691,240	454,287	9,946,613
Dividends from unaffiliated underlying funds	51,736	1,204,294	40,575	955,231
Total investment income	686,176	16,909,619	494,862	10,914,461
EXPENSES:
Investment management fees	69,436	1,877,359	55,691	1,404,175
Distribution and shareholder service fees:
Class ADV	66,164	1,259,231	46,686	830,899
Class S	25,980	857,844	19,161	619,911
Class S2	2,000	72,137	3,575	37,630
Class T	132	4,734	146	3,497
Transfer agent fees	91	1,501	476	987
Shareholder reporting expense	4,519	45,565	3,592	38,171
Professional fees	13,163	113,417	10,949	81,884
Custody and accounting expense	2,022	65,435	5,416	45,972
Directors fees	1,296	35,505	1,036	26,448
Miscellaneous expense	8,941	47,324	9,984	33,919
Interest expense	50	1,255	45	957
Total expenses	193,794	4,381,307	156,757	3,124,450
Waived and reimbursed fees	(47,147)	(569,497)	(45,460)	(363,010)
Net expenses	146,647	3,811,810	111,297	2,761,440
Net investment income	539,529	13,097,809	383,565	8,153,021
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	822,445	23,567,670	649,160	22,746,699
Sale of unaffiliated underlying funds	17,258	238,951	17,528	1,012,355
Capital gain distributions from affiliated underlying funds	1,491,795	44,661,784	1,468,291	37,360,407
Foreign currency related transactions	—	(8,249)	—	(6,182)
Futures	—	(1,001,500)	—	(1,109,016)
Net realized gain	2,331,498	67,458,656	2,134,979	60,004,263
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(5,033,012)	(145,590,174)	(4,748,627)	(127,396,873)
Unaffiliated underlying funds	(265,460)	(5,308,371)	(204,313)	(5,350,914)
Foreign currency related transactions	—	(1,370)	—	(1,016)
Futures	—	298,116	—	(6,726)
Net change in unrealized appreciation (depreciation)	(5,298,472)	(150,601,799)	(4,952,940)	(132,755,529)
Net realized and unrealized loss	(2,966,974)	(83,143,143)	(2,817,961)	(72,751,266)
Decrease in net assets resulting from operations	$(2,427,445)	$(70,045,334)	$(2,434,396)	$(64,598,245)

See Accompanying Notes to Financial Statements
37

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
INVESTMENT INCOME:
Interest	$—	$2,724	$—
Dividends from affiliated underlying funds	329,061	2,761,777	168,857
Dividends from unaffiliated underlying funds	34,140	272,500	17,218
Total investment income	363,201	3,037,001	186,075
EXPENSES:
Investment management fees	44,838	395,666	22,420
Distribution and shareholder service fees:
Class ADV	42,616	231,811	21,585
Class S	12,996	138,762	8,570
Class S2	1,652	12,820	891
Class T	153	199	28
Transfer agent fees	476	1,502	13
Shareholder reporting expense	3,787	15,330	3,174
Professional fees	10,484	35,945	9,281
Custody and accounting expense	4,129	12,045	3,182
Directors fees	837	7,458	419
Miscellaneous expense	10,119	14,182	9,786
Interest expense	27	143	19
Total expenses	132,114	865,863	79,368
Waived and reimbursed fees	(36,857)	(143,560)	(28,347)
Net expenses	95,257	722,303	51,021
Net investment income	267,944	2,314,698	135,054
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	526,437	8,211,401	158,865
Sale of unaffiliated underlying funds	10,247	203,574	2,055
Capital gain distributions from affiliated underlying funds	1,258,535	10,872,010	649,032
Foreign currency related transactions	—	(1,788)	—
Futures	—	(293,324)	—
Net realized gain	1,795,219	18,991,873	809,952
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(4,346,417)	(39,641,836)	(2,120,766)
Unaffiliated underlying funds	(181,604)	(1,469,968)	(87,694)
Foreign currency related transactions	—	(269)	—
Futures	—	4,350	—
Net change in unrealized appreciation (depreciation)	(4,528,021)	(41,107,723)	(2,208,460)
Net realized and unrealized loss	(2,732,802)	(22,115,850)	(1,398,508)
Decrease in net assets resulting from operations	$(2,464,858)	$(19,801,152)	$(1,263,454)

See Accompanying Notes to Financial Statements
38

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$169,752	$124,521	$959,931	$875,157
Net realized gain	1,576,230	715,217	3,872,596	2,102,982
Net change in unrealized appreciation (depreciation)	(3,494,835)	1,250,321	(8,448,748)	4,560,262
Increase (decrease) in net assets resulting from operations	(1,748,853)	2,090,059	(3,616,221)	7,538,401
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(167,121)	(49,395)	(812,200)	(523,604)
Class I	(24,011)	(7,113)	(226,396)	(145,042)
Class R6	(342,563)	(69,168)	(779,855)	(280,397)
Class S	(223,244)	(80,515)	(1,182,749)	(740,591)
Class S2	(41,710)	(10,637)	(46,374)	(57,444)
Total distributions	(798,649)	(216,828)	(3,047,574)	(1,747,078)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,723,890	7,019,835	9,220,060	18,408,524
Reinvestment of distributions	798,649	216,828	3,047,574	1,747,078
	7,522,539	7,236,663	12,267,634	20,155,602
Cost of shares redeemed	(4,299,523)	(3,015,037)	(18,501,563)	(12,907,802)
Net increase (decrease) in net assets resulting from capital share transactions	3,223,016	4,221,626	(6,233,929)	7,247,800
Net increase (decrease) in net assets	675,514	6,094,857	(12,897,724)	13,039,123
NET ASSETS:
Beginning of year or period	13,907,454	7,812,597	62,757,879	49,718,756
End of year or period	$14,582,968	$13,907,454	$49,860,155	$62,757,879

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$345,692	$324,400	$7,782,605	$8,167,015
Net realized gain	265,842	380,574	11,594,330	11,023,310
Net change in unrealized appreciation (depreciation)	(982,628)	435,526	(31,014,421)	22,036,758
Increase (decrease) in net assets resulting from operations	(371,094)	1,140,500	(11,637,486)	41,227,083
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(296,058)	(221,013)	(7,801,121)	(4,352,673)
Class I	(5,173)	(2,371)	(4,124,148)	(2,469,954)
Class R6	(156,288)	(65,547)	—	—
Class S	(133,797)	(132,986)	(6,606,738)	(4,218,149)
Class S2	(15,913)	(16,974)	(296,031)	(243,203)
Class T	—	—	(9,336)	(2,808)
Total distributions	(607,229)	(438,891)	(18,837,374)	(11,286,787)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,508,633	5,302,856	29,428,011	25,934,613
Reinvestment of distributions	607,229	438,891	18,837,374	11,286,787
	6,115,862	5,741,747	48,265,385	37,221,400
Cost of shares redeemed	(4,618,096)	(6,143,731)	(102,355,652)	(119,171,815)
Net increase (decrease) in net assets resulting from capital share transactions	1,497,766	(401,984)	(54,090,267)	(81,950,415)
Net increase (decrease) in net assets	519,443	299,625	(84,565,127)	(52,010,119)
NET ASSETS:
Beginning of year or period	16,669,228	16,369,603	433,657,538	485,667,657
End of year or period	$17,188,671	$16,669,228	$349,092,411	$433,657,538

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya Solution Moderately Conservative Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$8,867,115	$9,061,463	$607,465	$579,316
Net realized gain	53,190,227	32,520,844	1,243,265	1,120,837
Net change in unrealized appreciation (depreciation)	(119,243,857)	76,526,187	(3,127,981)	1,586,763
Increase (decrease) in net assets resulting from operations	(57,186,515)	118,108,494	(1,277,251)	3,286,916
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(1,511,112)	(597,996)	(470,405)	(196,049)
Class I	(276,815)	(140,076)	(1,336)	(636)
Class R6	(747,524)	(123,843)	(154,704)	(30,444)
Class S	(39,199,340)	(16,695,746)	(677,443)	(445,570)
Class S2	(49,430)	(38,327)	(42,435)	(20,307)
Total distributions	(41,784,221)	(17,595,988)	(1,346,323)	(693,006)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,378,740	17,669,067	5,628,956	6,018,372
Reinvestment of distributions	41,784,221	17,595,988	1,346,323	693,006
	57,162,961	35,265,055	6,975,279	6,711,378
Cost of shares redeemed	(108,232,093)	(115,212,536)	(7,462,988)	(13,360,522)
Net decrease in net assets resulting from capital share transactions	(51,069,132)	(79,947,481)	(487,709)	(6,649,144)
Net increase (decrease) in net assets	(150,039,868)	20,565,025	(3,111,283)	(4,055,234)
NET ASSETS:
Beginning of year or period	713,761,541	693,196,516	31,479,706	35,534,940
End of year or period	$563,721,673	$713,761,541	$28,368,423	$31,479,706

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2020 Portfolio		Voya Solution 2025 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$658,737	$500,072	$14,258,669	$14,523,452
Net realized gain	1,369,364	1,769,830	52,949,859	31,443,349
Net change in unrealized appreciation (depreciation)	(3,479,766)	998,920	(114,739,407)	83,828,725
Increase (decrease) in net assets resulting from operations	(1,451,665)	3,268,822	(47,530,879)	129,795,526
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(931,748)	(396,415)	(13,857,311)	(13,271,197)
Class I	(428,868)	(253,164)	(12,546,303)	(11,049,676)
Class S	(770,382)	(248,497)	(16,776,054)	(16,763,871)
Class S2	(34,283)	(8,255)	(620,761)	(884,699)
Class T	(747)	(277)	(35,881)	(30,671)
Total distributions	(2,166,028)	(906,608)	(43,836,310)	(42,000,114)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,253,220	17,793,238	82,503,481	82,645,520
Reinvestment of distributions	2,165,784	906,491	43,836,310	42,000,114
	22,419,004	18,699,729	126,339,791	124,645,634
Cost of shares redeemed	(18,234,874)	(9,923,346)	(184,888,030)	(187,468,620)
Net increase (decrease) in net assets resulting from capital share transactions	4,184,130	8,776,383	(58,548,239)	(62,822,986)
Net increase (decrease) in net assets	566,437	11,138,597	(149,915,428)	24,972,426
NET ASSETS:
Beginning of year or period	33,315,277	22,176,680	921,001,710	896,029,284
End of year or period	$33,881,714	$33,315,277	$771,086,282	$921,001,710

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2030 Portfolio		Voya Solution 2035 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$539,529	$399,979	$13,097,809	$12,320,227
Net realized gain	2,331,498	1,771,278	67,458,656	38,919,009
Net change in unrealized appreciation (depreciation)	(5,298,472)	1,535,660	(150,601,799)	107,162,691
Increase (decrease) in net assets resulting from operations	(2,427,445)	3,706,917	(70,045,334)	158,401,927
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(858,857)	(262,588)	(14,092,763)	(10,342,734)
Class I	(505,749)	(156,095)	(16,103,710)	(10,920,365)
Class S	(722,379)	(161,549)	(19,502,295)	(14,669,220)
Class S2	(38,574)	(7,188)	(1,008,708)	(836,208)
Class T	(1,309)	(249)	(36,315)	(25,192)
Total distributions	(2,126,868)	(587,669)	(50,743,791)	(36,793,719)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,010,189	20,544,004	86,959,754	79,749,603
Reinvestment of distributions	2,126,546	587,571	50,743,791	36,793,719
	20,136,735	21,131,575	137,703,545	116,543,322
Cost of shares redeemed	(15,873,573)	(7,855,628)	(175,268,927)	(161,532,032)
Net increase (decrease) in net assets resulting from capital share transactions	4,263,162	13,275,947	(37,565,382)	(44,988,710)
Net increase (decrease) in net assets	(291,151)	16,395,195	(158,354,507)	76,619,498
NET ASSETS:
Beginning of year or period	31,301,639	14,906,444	930,528,196	853,908,698
End of year or period	$31,010,488	$31,301,639	$772,173,689	$930,528,196

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2040 Portfolio		Voya Solution 2045 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$383,565	$280,413	$8,153,021	$7,387,993
Net realized gain	2,134,979	1,854,789	60,004,263	33,308,471
Net change in unrealized appreciation (depreciation)	(4,952,940)	1,412,566	(132,755,529)	85,323,136
Increase (decrease) in net assets resulting from operations	(2,434,396)	3,547,768	(64,598,245)	126,019,600
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(781,717)	(170,047)	(10,228,294)	(6,243,500)
Class I	(556,292)	(150,736)	(15,367,932)	(8,340,738)
Class S	(648,392)	(144,738)	(15,247,200)	(9,641,941)
Class S2	(78,518)	(12,471)	(561,006)	(478,768)
Class T	(1,780)	(309)	(30,897)	(16,349)
Total distributions	(2,066,699)	(478,301)	(41,435,329)	(24,721,296)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,911,630	17,122,504	76,101,343	72,557,426
Reinvestment of distributions	2,066,285	478,199	41,435,329	24,721,296
	15,977,915	17,600,703	117,536,672	97,278,722
Cost of shares redeemed	(11,005,137)	(7,945,866)	(140,273,180)	(123,812,716)
Net increase (decrease) in net assets resulting from capital share transactions	4,972,778	9,654,837	(22,736,508)	(26,533,994)
Net increase (decrease) in net assets	471,683	12,724,304	(128,770,082)	74,764,310
NET ASSETS:
Beginning of year or period	23,920,694	11,196,390	692,676,675	617,912,365
End of year or period	$24,392,377	$23,920,694	$563,906,593	$692,676,675

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2050 Portfolio		Voya Solution 2055 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$267,944	$165,493	$2,314,698	$1,824,346
Net realized gain	1,795,219	1,036,421	18,991,873	6,813,822
Net change in unrealized appreciation (depreciation)	(4,528,021)	1,150,898	(41,107,723)	22,866,259
Increase (decrease) in net assets resulting from operations	(2,464,858)	2,352,812	(19,801,152)	31,504,427
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(489,007)	(104,813)	(2,141,118)	(1,246,472)
Class I	(359,200)	(90,649)	(4,093,046)	(1,945,879)
Class S	(304,081)	(68,182)	(2,589,944)	(1,581,186)
Class S2	(22,915)	(4,960)	(152,185)	(92,706)
Class T	(1,004)	(182)	(983)	(702)
Total distributions	(1,176,207)	(268,786)	(8,977,276)	(4,866,945)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,485,321	11,743,400	48,936,952	44,087,327
Reinvestment of distributions	1,175,917	268,702	8,977,276	4,866,945
	15,661,238	12,012,102	57,914,228	48,954,272
Cost of shares redeemed	(9,142,136)	(3,438,140)	(42,498,607)	(34,458,608)
Net increase in net assets resulting from capital share transactions	6,519,102	8,573,962	15,415,621	14,495,664
Net increase (decrease) in net assets	2,878,037	10,657,988	(13,362,807)	41,133,146
NET ASSETS:
Beginning of year or period	17,441,760	6,783,772	182,759,545	141,626,399
End of year or period	$20,319,797	$17,441,760	$169,396,738	$182,759,545

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
45

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2060 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$135,054	$76,188
Net realized gain	809,952	539,173
Net change in unrealized appreciation (depreciation)	(2,208,460)	470,914
Increase (decrease) in net assets resulting from operations	(1,263,454)	1,086,275
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(257,511)	(44,610)
Class I	(126,662)	(32,383)
Class S	(205,097)	(53,670)
Class S2	(13,337)	(2,093)
Class T	(197)	(62)
Total distributions	(602,804)	(132,818)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,221,311	6,667,962
Reinvestment of distributions	602,804	132,818
	8,824,115	6,800,780
Cost of shares redeemed	(4,474,377)	(2,255,044)
Net increase in net assets resulting from capital share transactions	4,349,738	4,545,736
Net increase in net assets	2,483,480	5,499,193
NET ASSETS:
Beginning of year or period	8,370,701	2,871,508
End of year or period	$10,854,181	$8,370,701

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
46

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-18	13.56	0.10	(1.53)	(1.43)	0.11	0.55	—	0.66	—	11.47	(11.18)	0.90	0.69	0.69	0.79	3,159	79
12-31-17	11.33	0.11•	2.34	2.45	0.05	0.17	—	0.22	—	13.56	21.71	0.91	0.66	0.66	0.85	3,467	52
12-31-16	11.35	0.08	0.63	0.71	0.12	0.61	—	0.73	—	11.33	6.41	1.04	0.68	0.68	0.77	2,520	61
12-31-15	12.13	0.06•	(0.19)	(0.13)	0.21	0.44	—	0.65	—	11.35	(1.32)	0.94	0.68	0.68	0.53	2,383	78
12-31-14	11.55	0.13•	0.57	0.70	0.06	0.06	—	0.12	—	12.13	6.10	1.26	0.65	0.65	1.12	2,180	70
Class I
12-31-18	13.85	0.16•	(1.55)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.17	325	79
12-31-17	11.56	0.18•	2.38	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.41	444	52
12-31-16	11.57	0.17•	0.61	0.78	0.18	0.61	—	0.79	—	11.56	6.93	0.54	0.18	0.18	1.53	258	61
12-31-15	12.32	0.19•	(0.26)	(0.07)	0.24	0.44	—	0.68	—	11.57	(0.83)	0.44	0.18	0.18	1.56	138	78
12-31-14	11.65	0.24•	0.52	0.76	0.03	0.06	—	0.09	—	12.32	6.56	0.76	0.15	0.15	2.01	12	70
Class R6
12-31-18	13.85	0.19•	(1.58)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.42	7,177	79
12-31-17	11.56	0.24•	2.32	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.82	5,015	52
05-02-16(5) - 12-31-16	11.66	0.44•	0.25	0.69	0.18	0.61	—	0.79	—	11.56	6.11	0.54	0.18	0.18	5.93	659	61
Class S
12-31-18	13.69	0.12•	(1.52)	(1.40)	0.14	0.55	—	0.69	—	11.60	(10.91)	0.65	0.44	0.44	0.93	3,123	79
12-31-17	11.44	0.12•	2.37	2.49	0.07	0.17	—	0.24	—	13.69	21.92	0.66	0.41	0.41	0.99	4,300	52
12-31-16	11.46	0.12•	0.63	0.75	0.16	0.61	—	0.77	—	11.44	6.75	0.79	0.43	0.43	1.08	3,954	61
12-31-15	12.23	0.13•	(0.23)	(0.10)	0.23	0.44	—	0.67	—	11.46	(1.12)	0.69	0.43	0.43	1.04	2,417	78
12-31-14	11.63	0.11•	0.61	0.72	0.06	0.06	—	0.12	—	12.23	6.25	1.01	0.40	0.40	0.92	1,395	70
Class S2
12-31-18	13.52	0.13•	(1.54)	(1.41)	0.13	0.55	—	0.68	—	11.43	(11.08)	0.80	0.59	0.59	0.96	800	79
12-31-17	11.32	0.12•	2.32	2.44	0.07	0.17	—	0.24	—	13.52	21.71	0.81	0.56	0.56	0.99	681	52
12-31-16	11.36	0.13•	0.60	0.73	0.16	0.61	—	0.77	—	11.32	6.57	0.97	0.58	0.58	1.15	422	61
12-31-15	12.14	0.11•	(0.22)	(0.11)	0.23	0.44	—	0.67	—	11.36	(1.20)	0.94	0.58	0.58	0.93	169	78
12-31-14	11.56	0.18•	0.51	0.69	0.05	0.06	—	0.11	—	12.14	6.04	1.26	0.55	0.55	1.54	78	70
Voya Solution Balanced Portfolio
Class ADV
12-31-18	10.08	0.14•	(0.80)	(0.66)	0.16	0.37	—	0.53	—	8.89	(6.98)	0.80	0.69	0.69	1.39	11,984	60
12-31-17	9.06	0.13•	1.16	1.29	0.11	0.16	—	0.27	—	10.08	14.46	0.78	0.66	0.66	1.32	19,020	48
12-31-16	9.39	0.12•	0.44	0.56	0.20	0.69	—	0.89	—	9.06	6.08	0.78	0.64	0.64	1.25	18,215	78
12-31-15	10.57	0.10•	(0.14)	(0.04)	0.28	0.86	—	1.14	—	9.39	(0.72)	0.78	0.65	0.65	0.97	25,079	49
12-31-14	10.88	0.12	0.52	0.64	0.20	0.75	—	0.95	—	10.57	6.14	0.78	0.64	0.64	1.09	28,237	61
See Accompanying Notes to Financial Statements
47

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Balanced Portfolio (continued)
Class I
12-31-18	10.45	0.20•	(0.82)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	1.97	3,689	60
12-31-17	9.40	0.21•	1.17	1.38	0.17	0.16	—	0.33	—	10.45	14.89	0.28	0.16	0.16	2.06	4,683	48
12-31-16	9.72	0.28•	0.35	0.63	0.26	0.69	—	0.95	—	9.40	6.69	0.28	0.14	0.14	3.03	2,092	78
12-31-15	10.90	0.18•	(0.16)	0.02	0.34	0.86	—	1.20	—	9.72	(0.19)	0.28	0.15	0.15	1.72	59	49
12-31-14	11.19	0.27•	0.45	0.72	0.26	0.75	—	1.01	—	10.90	6.66	0.28	0.14	0.14	2.53	23	61
Class R6
12-31-18	10.45	0.18	(0.80)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	2.00	13,738	60
12-31-17	9.39	0.22•	1.17	1.39	0.17	0.16	—	0.33	—	10.45	15.01	0.28	0.16	0.16	2.20	13,145	48
05-02-16(5) - 12-31-16	9.89	0.23•	0.22	0.45	0.26	0.69	—	0.95	—	9.39	4.75	0.28	0.14	0.14	3.74	2,412	78
Class S
12-31-18	10.21	0.17•	(0.81)	(0.64)	0.19	0.37	—	0.56	—	9.01	(6.70)	0.55	0.44	0.44	1.69	19,594	60
12-31-17	9.18	0.15•	1.19	1.34	0.15	0.16	—	0.31	—	10.21	14.75	0.53	0.41	0.41	1.54	23,906	48
12-31-16	9.52	0.16	0.43	0.59	0.24	0.69	—	0.93	—	9.18	6.32	0.53	0.39	0.39	1.63	25,331	78
12-31-15	10.70	0.13	(0.14)	(0.01)	0.31	0.86	—	1.17	—	9.52	(0.46)	0.53	0.40	0.40	1.28	22,552	49
12-31-14	11.01	0.16	0.51	0.67	0.23	0.75	—	0.98	—	10.70	6.34	0.53	0.39	0.39	1.35	23,128	61
Class S2
12-31-18	10.17	0.13•	(0.79)	(0.66)	0.14	0.37	—	0.51	—	9.00	(6.89)	0.70	0.59	0.59	1.30	856	60
12-31-17	9.16	0.14•	1.18	1.32	0.15	0.16	—	0.31	—	10.17	14.63	0.68	0.56	0.56	1.43	2,004	48
12-31-16	9.50	0.18•	0.39	0.57	0.22	0.69	—	0.91	—	9.16	6.10	0.71	0.54	0.54	1.96	1,668	78
12-31-15	10.67	0.11•	(0.13)	(0.02)	0.29	0.86	—	1.15	—	9.50	(0.60)	0.78	0.55	0.55	1.06	578	49
12-31-14	10.95	0.12•	0.54	0.66	0.19	0.75	—	0.94	—	10.67	6.22	0.78	0.54	0.54	1.06	671	61
Voya Solution Conservative Portfolio
Class ADV
12-31-18	11.06	0.22	(0.47)	(0.25)	0.22	0.19	—	0.41	—	10.40	(2.39)	0.89	0.63	0.63	1.92	7,912	67
12-31-17	10.60	0.20•	0.55	0.75	0.22	0.07	—	0.29	—	11.06	7.06	0.86	0.62	0.62	1.84	8,486	63
12-31-16	10.45	0.20	0.40	0.60	0.19	0.26	—	0.45	—	10.60	5.76	0.85	0.62	0.62	1.79	8,524	58
12-31-15	11.15	0.14•	(0.22)	(0.08)	0.27	0.35	—	0.62	—	10.45	(0.76)	0.83	0.61	0.61	1.29	8,595	51
12-31-14	11.42	0.17	0.30	0.47	0.27	0.47	—	0.74	—	11.15	4.20	0.81	0.58	0.58	1.62	11,527	54
Class I
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.62	274	67
12-31-17	10.74	0.25•	0.56	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.31	90	63
12-31-16	10.60	0.29•	0.37	0.66	0.26	0.26	—	0.52	—	10.74	6.24	0.35	0.12	0.12	2.67	109	58
12-31-15	11.30	0.21•	(0.23)	(0.02)	0.33	0.35	—	0.68	—	10.60	(0.23)	0.33	0.11	0.11	1.86	13	51
12-31-14	11.57	0.25•	0.27	0.52	0.32	0.47	—	0.79	—	11.30	4.63	0.31	0.08	0.08	2.19	10	54
Class R6
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.52	5,056	67
12-31-17	10.74	0.27•	0.54	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.42	3,439	63
05-02-16(5) - 12-31-16	10.98	0.20•	0.08	0.28	0.26	0.26	—	0.52	—	10.74	2.57	0.35	0.12	0.12	2.81	718	58
See Accompanying Notes to Financial Statements
48

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Conservative Portfolio (continued)
Class S
12-31-18	11.13	0.24•	(0.47)	(0.23)	0.23	0.19	—	0.42	—	10.48	(2.14)	0.64	0.38	0.38	2.16	3,508	67
12-31-17	10.66	0.22•	0.56	0.78	0.24	0.07	—	0.31	—	11.13	7.31	0.61	0.37	0.37	2.04	4,020	63
12-31-16	10.52	0.22•	0.41	0.63	0.23	0.26	—	0.49	—	10.66	6.04	0.60	0.37	0.37	2.02	6,513	58
12-31-15	11.22	0.17	(0.21)	(0.04)	0.31	0.35	—	0.66	—	10.52	(0.48)	0.58	0.36	0.36	1.61	5,539	51
12-31-14	11.49	0.21•	0.29	0.50	0.30	0.47	—	0.77	—	11.22	4.40	0.56	0.33	0.33	1.86	5,867	54
Class S2
12-31-18	11.04	0.21•	(0.46)	(0.25)	0.21	0.19	—	0.40	—	10.39	(2.34)	0.79	0.53	0.53	1.97	438	67
12-31-17	10.59	0.21•	0.55	0.76	0.24	0.07	—	0.31	—	11.04	7.20	0.76	0.52	0.52	1.92	635	63
12-31-16	10.46	0.21•	0.40	0.61	0.22	0.26	—	0.48	—	10.59	5.90	0.78	0.52	0.52	1.94	506	58
12-31-15	11.17	0.16•	(0.22)	(0.06)	0.30	0.35	—	0.65	—	10.46	(0.67)	0.83	0.51	0.51	1.43	357	51
12-31-14	11.44	0.18	0.30	0.48	0.28	0.47	—	0.75	—	11.17	4.28	0.81	0.48	0.48	1.70	312	54
Voya Solution Income Portfolio
Class ADV
12-31-18	11.85	0.20•	(0.57)	(0.37)	0.26	0.30	—	0.56	—	10.92	(3.35)	0.75	0.62	0.62	1.77	148,720	38
12-31-17	11.11	0.18•	0.83	1.01	0.23	0.04	—	0.27	—	11.85	9.15	0.75	0.61	0.61	1.59	182,912	36
12-31-16	10.88	0.16•	0.31	0.47	0.11	0.13	—	0.24	—	11.11	4.26	0.75	0.62	0.62	1.41	205,103	46
12-31-15	11.61	0.13•	(0.15)	(0.02)	0.29	0.42	—	0.71	—	10.88	(0.30)	0.73	0.63	0.63	1.16	248,968	31
12-31-14	11.26	0.15•	0.47	0.62	0.27	—	—	0.27	—	11.61	5.53	0.75	0.62	0.62	1.33	84,286	47
Class I
12-31-18	12.13	0.27•	(0.59)	(0.32)	0.32	0.30	—	0.62	—	11.19	(2.80)	0.25	0.12	0.12	2.29	75,592	38
12-31-17	11.38	0.25	0.84	1.09	0.30	0.04	—	0.34	—	12.13	9.66	0.25	0.11	0.11	2.09	85,891	36
12-31-16	11.12	0.22•	0.31	0.53	0.14	0.13	—	0.27	—	11.38	4.78	0.25	0.12	0.12	1.91	82,426	46
12-31-15	11.86	0.19•	(0.15)	0.04	0.36	0.42	—	0.78	—	11.12	0.20	0.23	0.13	0.13	1.72	98,321	31
12-31-14	11.51	0.22•	0.47	0.69	0.34	—	—	0.34	—	11.86	6.02	0.25	0.12	0.12	1.85	23,178	47
Class S
12-31-18	12.03	0.24•	(0.59)	(0.35)	0.29	0.30	—	0.59	—	11.09	(3.14)	0.50	0.37	0.37	2.01	118,451	38
12-31-17	11.28	0.21•	0.85	1.06	0.27	0.04	—	0.31	—	12.03	9.41	0.50	0.36	0.36	1.83	155,100	36
12-31-16	11.04	0.19•	0.31	0.50	0.13	0.13	—	0.26	—	11.28	4.47	0.50	0.37	0.37	1.66	186,264	46
12-31-15	11.76	0.16•	(0.14)	0.02	0.32	0.42	—	0.74	—	11.04	0.10	0.48	0.38	0.38	1.43	225,274	31
12-31-14	11.41	0.19•	0.46	0.65	0.30	—	—	0.30	—	11.76	5.76	0.50	0.37	0.37	1.59	56,602	47
Class S2
12-31-18	11.72	0.21•	(0.56)	(0.35)	0.25	0.30	—	0.55	—	10.82	(3.21)	0.65	0.52	0.52	1.82	6,111	38
12-31-17	10.99	0.19•	0.82	1.01	0.24	0.04	—	0.28	—	11.72	9.23	0.65	0.51	0.51	1.67	9,533	36
12-31-16	10.77	0.16•	0.30	0.46	0.11	0.13	—	0.24	—	10.99	4.28	0.68	0.52	0.52	1.49	11,670	46
12-31-15	11.50	0.14•	(0.14)	0.00*	0.31	0.42	—	0.73	—	10.77	(0.13)	0.73	0.53	0.53	1.27	15,377	31
12-31-14	11.15	0.16•	0.46	0.62	0.27	—	—	0.27	—	11.50	5.61	0.75	0.52	0.52	1.42	4,281	47
See Accompanying Notes to Financial Statements
49

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Income Portfolio (continued)
Class T
12-31-18	12.60	0.19	(0.60)	(0.41)	0.24	0.30	—	0.54	—	11.65	(3.45)	0.95	0.82	0.82	1.62	218	38
12-31-17	11.73	0.17	0.87	1.04	0.13	0.04	—	0.17	—	12.60	8.84	0.95	0.81	0.81	1.40	222	36
12-31-16	11.39	0.11•	0.36	0.47	—	0.13	—	0.13	—	11.73	4.11	0.97	0.82	0.82	0.92	205	46
12-31-15	12.07	0.13•	(0.17)	(0.04)	0.22	0.42	—	0.64	—	11.39	(0.40)	0.98	0.83	0.83	1.09	815	31
12-31-14	11.67	0.13•	0.48	0.61	0.21	—	—	0.21	—	12.07	5.22	1.00	0.82	0.82	1.05	91	47
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-18	13.39	0.14•	(1.32)	(1.18)	0.20	0.62	—	0.82	—	11.39	(9.44)	0.75	0.71	0.71	1.09	21,418	46
12-31-17	11.62	0.13•	1.93	2.06	0.15	0.14	—	0.29	—	13.39	17.89	0.75	0.71	0.71	1.04	27,468	31
12-31-16	11.23	0.11•	0.56	0.67	0.10	0.18	—	0.28	—	11.62	6.00	0.75	0.70	0.70	0.95	24,645	52
12-31-15	13.03	0.11•	(0.22)	(0.11)	0.37	1.32	—	1.69	—	11.23	(1.42)	0.74	0.69	0.69	0.94	31,416	26
12-31-14	13.38	0.12•	0.67	0.79	0.20	0.94	—	1.14	—	13.03	6.09	0.78	0.67	0.67	0.89	20,020	71
Class I
12-31-18	13.64	0.21•	(1.35)	(1.14)	0.27	0.62	—	0.89	—	11.61	(9.02)	0.25	0.21	0.21	1.60	3,898	46
12-31-17	11.83	0.21•	1.95	2.16	0.21	0.14	—	0.35	—	13.64	18.50	0.25	0.21	0.21	1.62	6,062	31
12-31-16	11.44	0.17	0.55	0.72	0.15	0.18	—	0.33	—	11.83	6.40	0.25	0.20	0.20	1.55	4,334	52
12-31-15	13.23	0.23•	(0.27)	(0.04)	0.43	1.32	—	1.75	—	11.44	(0.85)	0.24	0.19	0.19	2.00	4,035	26
12-31-14	13.56	0.31•	0.56	0.87	0.26	0.94	—	1.20	—	13.23	6.60	0.28	0.17	0.17	2.39	56	71
Class R6
12-31-18	13.63	0.23•	(1.36)	(1.13)	0.27	0.62	—	0.89	—	11.61	(8.94)	0.25	0.21	0.21	1.76	12,083	46
12-31-17	11.82	0.25•	1.91	2.16	0.21	0.14	—	0.35	—	13.63	18.51	0.25	0.21	0.21	1.95	8,217	31
05-02-16(5) - 12-31-16	11.56	0.39•	0.20	0.59	0.15	0.18	—	0.33	—	11.82	5.21	0.25	0.20	0.20	5.04	1,287	52
Class S
12-31-18	13.50	0.18•	(1.33)	(1.15)	0.24	0.62	—	0.86	—	11.49	(9.20)	0.50	0.46	0.46	1.34	525,590	46
12-31-17	11.71	0.16•	1.95	2.11	0.18	0.14	—	0.32	—	13.50	18.22	0.50	0.46	0.46	1.28	670,319	31
12-31-16	11.34	0.14•	0.55	0.69	0.14	0.18	—	0.32	—	11.71	6.17	0.50	0.45	0.45	1.25	661,798	52
12-31-15	13.13	0.21•	(0.29)	(0.08)	0.39	1.32	—	1.71	—	11.34	(1.15)	0.49	0.44	0.44	1.81	719,319	26
12-31-14	13.47	0.15	0.68	0.83	0.23	0.94	—	1.17	—	13.13	6.33	0.53	0.42	0.42	1.04	11,315	71
Class S2
12-31-18	13.47	0.15•	(1.32)	(1.17)	0.18	0.62	—	0.80	—	11.50	(9.31)	0.65	0.61	0.61	1.10	732	46
12-31-17	11.70	0.15•	1.94	2.09	0.18	0.14	—	0.32	—	13.47	18.05	0.65	0.61	0.61	1.20	1,695	31
12-31-16	11.32	0.13	0.54	0.67	0.11	0.18	—	0.29	—	11.70	5.97	0.68	0.60	0.60	1.14	1,132	52
12-31-15	13.12	0.12•	(0.21)	(0.09)	0.39	1.32	—	1.71	—	11.32	(1.21)	0.74	0.59	0.59	0.98	1,040	26
12-31-14	13.50	0.14•	0.67	0.81	0.25	0.94	—	1.19	—	13.12	6.17	0.78	0.57	0.57	1.08	806	71
See Accompanying Notes to Financial Statements
50

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-18	9.99	0.17•	(0.60)	(0.43)	0.20	0.23	—	0.43	—	9.13	(4.52)	0.83	0.67	0.67	1.79	9,033	59
12-31-17	9.24	0.15•	0.78	0.93	0.18	—	—	0.18	—	9.99	10.09	0.83	0.65	0.65	1.57	11,134	47
12-31-16	9.51	0.13•	0.40	0.53	0.20	0.60	—	0.80	—	9.24	5.64	0.80	0.64	0.64	1.35	13,487	65
12-31-15	10.45	0.10	(0.14)	(0.04)	0.28	0.62	—	0.90	—	9.51	(0.60)	0.78	0.66	0.66	1.09	22,005	58
12-31-14	10.80	0.15	0.39	0.54	0.23	0.66	—	0.89	—	10.45	5.20	0.78	0.65	0.65	1.30	21,659	66
Class I
12-31-18	10.42	0.24•	(0.64)	(0.40)	0.25	0.23	—	0.48	—	9.54	(4.04)	0.33	0.17	0.17	2.35	31	59
12-31-17	9.65	0.21•	0.82	1.03	0.26	—	—	0.26	—	10.42	10.73	0.33	0.15	0.15	2.06	27	47
12-31-16	9.93	0.19	0.41	0.60	0.28	0.60	—	0.88	—	9.65	6.12	0.30	0.14	0.14	1.93	33	65
12-31-15	10.87	0.16	(0.15)	0.01	0.33	0.62	—	0.95	—	9.93	(0.09)	0.28	0.16	0.16	1.58	36	58
12-31-14	11.20	0.23•	0.39	0.62	0.29	0.66	—	0.95	—	10.87	5.74	0.28	0.15	0.15	2.19	37	66
Class R6
12-31-18	10.41	0.25•	(0.65)	(0.40)	0.25	0.23	—	0.48	—	9.53	(4.05)	0.33	0.17	0.17	2.45	3,780	59
12-31-17	9.64	0.24•	0.78	1.02	0.25	—	—	0.25	—	10.41	10.68	0.33	0.15	0.15	2.37	2,164	47
05-02-16(5) - 12-31-16	10.17	0.36•	(0.01)	0.35	0.28	0.60	—	0.88	—	9.64	3.52	0.30	0.14	0.14	5.68	287	65
Class S
12-31-18	10.19	0.20•	(0.63)	(0.43)	0.21	0.23	—	0.44	—	9.32	(4.35)	0.58	0.42	0.42	2.05	14,452	59
12-31-17	9.44	0.18•	0.79	0.97	0.22	—	—	0.22	—	10.19	10.40	0.58	0.40	0.40	1.80	17,134	47
12-31-16	9.73	0.17	0.39	0.56	0.25	0.60	—	0.85	—	9.44	5.87	0.55	0.39	0.39	1.74	20,883	65
12-31-15	10.67	0.14•	(0.16)	(0.02)	0.30	0.62	—	0.92	—	9.73	(0.38)	0.53	0.41	0.41	1.33	20,081	58
12-31-14	11.00	0.17•	0.42	0.59	0.26	0.66	—	0.92	—	10.67	5.58	0.53	0.40	0.40	1.53	22,346	66
Class S2
12-31-18	10.08	0.18	(0.61)	(0.43)	0.21	0.23	—	0.44	—	9.21	(4.46)	0.73	0.57	0.57	1.96	1,072	59
12-31-17	9.34	0.17•	0.79	0.96	0.22	—	—	0.22	—	10.08	10.33	0.73	0.55	0.55	1.71	1,021	47
12-31-16	9.64	0.14	0.39	0.53	0.23	0.60	—	0.83	—	9.34	5.62	0.73	0.54	0.54	1.61	845	65
12-31-15	10.59	0.10	(0.13)	(0.03)	0.30	0.62	—	0.92	—	9.64	(0.50)	0.78	0.56	0.56	1.14	751	58
12-31-14	10.93	0.16•	0.41	0.57	0.25	0.66	—	0.91	—	10.59	5.40	0.78	0.55	0.55	1.43	848	66
Voya Solution 2020 Portfolio
Class ADV
12-31-18	13.23	0.21	(0.77)	(0.56)	0.20	0.62	—	0.82	—	11.85	(4.50)	0.79	0.64	0.64	1.67	13,352	83
12-31-17	12.15	0.20•	1.30	1.50	0.14	0.28	—	0.42	—	13.23	12.43	0.81	0.61	0.61	1.59	14,590	72
12-31-16	11.65	0.18•	0.43	0.61	0.05	0.06	—	0.11	—	12.15	5.21	0.86	0.64	0.64	1.53	9,167	84
12-31-15	12.87	0.19•	(0.05)	0.14	0.57	0.79	—	1.36	—	11.65	0.88	1.49	0.63	0.63	1.60	2,853	86
12-31-14	12.19	0.20•	0.53	0.73	0.01	0.04	—	0.05	—	12.87	5.97	4.32	0.63	0.63	1.55	631	32
See Accompanying Notes to Financial Statements
51

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2020 Portfolio (continued)
Class I
12-31-18	13.51	0.28•	(0.78)	(0.50)	0.26	0.62	—	0.88	—	12.13	(4.02)	0.29	0.14	0.14	2.16	7,160	83
12-31-17	12.37	0.26	1.33	1.59	0.17	0.28	—	0.45	—	13.51	13.01	0.31	0.11	0.11	2.00	7,487	72
12-31-16	11.81	0.26•	0.42	0.68	0.06	0.06	—	0.12	—	12.37	5.73	0.36	0.14	0.14	2.13	6,377	84
12-31-15	13.04	0.32•	(0.11)	0.21	0.65	0.79	—	1.44	—	11.81	1.38	0.99	0.13	0.13	2.76	2,157	86
12-31-14	12.29	0.19	0.60	0.79	—	0.04	—	0.04	—	13.04	6.41	3.82	0.13	0.13	1.52	4	32
Class S
12-31-18	13.46	0.25•	(0.78)	(0.53)	0.24	0.62	—	0.86	—	12.07	(4.27)	0.54	0.39	0.39	1.94	12,873	83
12-31-17	12.33	0.25•	1.31	1.56	0.15	0.28	—	0.43	—	13.46	12.78	0.56	0.36	0.36	1.91	10,565	72
12-31-16	11.80	0.20•	0.44	0.64	0.05	0.06	—	0.11	—	12.33	5.46	0.61	0.39	0.39	1.65	6,477	84
12-31-15	13.01	0.53•	(0.34)	0.19	0.61	0.79	—	1.40	—	11.80	1.23	1.24	0.38	0.38	4.58	4,145	86
12-31-14	12.30	0.16	0.59	0.75	—	0.04	—	0.04	—	13.01	6.08	4.07	0.38	0.38	1.27	4	32
Class S2
12-31-18	13.32	0.21•	(0.75)	(0.54)	0.23	0.62	—	0.85	—	11.93	(4.37)	0.69	0.54	0.54	1.63	485	83
12-31-17	12.22	0.26•	1.26	1.52	0.14	0.28	—	0.42	—	13.32	12.54	0.71	0.51	0.51	2.05	660	72
12-31-16	11.70	0.14•	0.48	0.62	0.04	0.06	—	0.10	—	12.22	5.33	0.79	0.54	0.54	1.18	148	84
12-31-15	12.91	0.36•	(0.20)	0.16	0.58	0.79	—	1.37	—	11.70	1.08	1.49	0.53	0.53	3.08	283	86
12-31-14	12.23	0.14	0.58	0.72	—	0.04	—	0.04	—	12.91	5.87	4.32	0.53	0.53	1.12	4	32
Class T
12-31-18	13.24	0.19•	(0.77)	(0.58)	0.19	0.62	—	0.81	—	11.85	(4.71)	0.99	0.84	0.84	1.51	12	83
12-31-17	12.16	0.18•	1.29	1.47	0.11	0.28	—	0.39	—	13.24	12.22	1.01	0.81	0.81	1.42	12	72
12-31-16	11.64	0.15•	0.43	0.58	—	0.06	—	0.06	—	12.16	4.99	1.08	0.84	0.84	1.29	8	84
12-31-15	12.87	0.11•	0.01	0.12	0.56	0.79	—	1.35	—	11.64	0.72	1.74	0.83	0.83	0.91	4	86
12-31-14	12.21	0.10	0.60	0.70	—	0.04	—	0.04	—	12.87	5.72	4.57	0.83	0.83	0.81	4	32
Voya Solution 2025 Portfolio
Class ADV
12-31-18	11.72	0.16•	(0.82)	(0.66)	0.21	0.37	—	0.58	—	10.48	(5.97)	0.74	0.67	0.67	1.38	244,883	47
12-31-17	10.66	0.15•	1.42	1.57	0.19	0.32	—	0.51	—	11.72	15.02	0.74	0.66	0.66	1.36	300,453	46
12-31-16	11.17	0.14•	0.47	0.61	0.21	0.91	—	1.12	—	10.66	5.53	0.74	0.64	0.64	1.31	302,670	43
12-31-15	12.83	0.11•	(0.09)	0.02	0.37	1.31	—	1.68	—	11.17	(0.26)	0.74	0.65	0.65	0.89	357,443	42
12-31-14	13.06	0.12•	0.54	0.66	0.23	0.66	—	0.89	—	12.83	5.26	0.74	0.63	0.63	0.94	435,280	46
Class I
12-31-18	12.04	0.23•	(0.85)	(0.62)	0.27	0.37	—	0.64	—	10.78	(5.48)	0.24	0.17	0.17	1.93	219,811	47
12-31-17	10.94	0.22•	1.46	1.68	0.26	0.32	—	0.58	—	12.04	15.62	0.24	0.16	0.16	1.92	243,053	46
12-31-16	11.44	0.21	0.48	0.69	0.28	0.91	—	1.19	—	10.94	6.13	0.24	0.14	0.14	1.84	193,795	43
12-31-15	13.12	0.18•	(0.10)	0.08	0.45	1.31	—	1.76	—	11.44	0.19	0.24	0.15	0.15	1.44	204,693	42
12-31-14	13.34	0.20•	0.55	0.75	0.31	0.66	—	0.97	—	13.12	5.82	0.24	0.13	0.13	1.47	197,457	46
See Accompanying Notes to Financial Statements
52

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2025 Portfolio (continued)
Class S
12-31-18	11.90	0.19•	(0.83)	(0.64)	0.24	0.37	—	0.61	—	10.65	(5.73)	0.49	0.42	0.42	1.64	294,102	47
12-31-17	10.82	0.18•	1.45	1.63	0.23	0.32	—	0.55	—	11.90	15.29	0.49	0.41	0.41	1.60	359,764	46
12-31-16	11.32	0.17•	0.48	0.65	0.24	0.91	—	1.15	—	10.82	5.88	0.49	0.39	0.39	1.58	376,403	43
12-31-15	13.00	0.14•	(0.10)	0.04	0.41	1.31	—	1.72	—	11.32	(0.09)	0.49	0.40	0.40	1.14	418,555	42
12-31-14	13.22	0.16•	0.55	0.71	0.27	0.66	—	0.93	—	13.00	5.58	0.49	0.38	0.38	1.21	486,302	46
Class S2
12-31-18	11.56	0.15•	(0.79)	(0.64)	0.20	0.37	—	0.57	—	10.35	(5.88)	0.64	0.57	0.57	1.34	11,715	47
12-31-17	10.52	0.16•	1.40	1.56	0.20	0.32	—	0.52	—	11.56	15.07	0.64	0.56	0.56	1.40	16,911	46
12-31-16	11.03	0.15•	0.47	0.62	0.22	0.91	—	1.13	—	10.52	5.75	0.67	0.54	0.54	1.39	22,356	43
12-31-15	12.70	0.12•	(0.10)	0.02	0.38	1.31	—	1.69	—	11.03	(0.23)	0.74	0.55	0.55	0.98	27,673	42
12-31-14	12.93	0.13•	0.55	0.68	0.25	0.66	—	0.91	—	12.70	5.40	0.74	0.53	0.53	1.03	35,050	46
Class T
12-31-18	12.23	0.13•	(0.84)	(0.71)	0.19	0.37	—	0.56	—	10.96	(6.14)	0.94	0.87	0.87	1.11	575	47
12-31-17	11.10	0.14•	1.48	1.62	0.17	0.32	—	0.49	—	12.23	14.78	0.94	0.86	0.86	1.18	821	46
12-31-16	11.58	0.14	0.48	0.62	0.19	0.91	—	1.10	—	11.10	5.43	0.96	0.84	0.84	1.14	806	43
12-31-15	13.07	0.09•	(0.12)	(0.03)	0.15	1.31	—	1.46	—	11.58	(0.56)	0.99	0.85	0.85	0.70	837	42
12-31-14	13.29	0.06•	0.60	0.66	0.22	0.66	—	0.88	—	13.07	5.14	0.99	0.83	0.83	0.45	869	46
Voya Solution 2030 Portfolio
Class ADV
12-31-18	15.96	0.21	(1.31)	(1.10)	0.23	0.84	—	1.07	—	13.79	(7.47)	0.81	0.66	0.66	1.38	12,630	87
12-31-17	13.94	0.23•	2.15	2.38	0.12	0.24	—	0.36	—	15.96	17.22	0.83	0.64	0.64	1.50	13,589	63
12-31-16	13.24	0.23•	0.57	0.80	0.04	0.06	—	0.10	—	13.94	6.09	0.95	0.66	0.66	1.71	6,623	67
12-31-15	13.94	0.36•	(0.31)	0.05	0.19	0.56	—	0.75	—	13.24	0.18	2.57	0.66	0.66	2.65	1,569	69
12-31-14	13.23	0.14•	0.69	0.83	0.02	0.10	—	0.12	—	13.94	6.30	8.42	0.66	0.66	0.98	157	136
Class I
12-31-18	16.36	0.31•	(1.36)	(1.05)	0.29	0.84	—	1.13	—	14.18	(6.98)	0.31	0.16	0.16	1.95	7,333	87
12-31-17	14.23	0.32•	2.19	2.51	0.14	0.24	—	0.38	—	16.36	17.86	0.33	0.14	0.14	2.07	8,625	63
12-31-16	13.46	0.35•	0.53	0.88	0.05	0.06	—	0.11	—	14.23	6.55	0.45	0.16	0.16	2.54	3,247	67
12-31-15	14.14	0.39•	(0.27)	0.12	0.24	0.56	—	0.80	—	13.46	0.66	2.07	0.16	0.16	2.90	861	69
12-31-14	13.32	0.20	0.72	0.92	—	0.10	—	0.10	—	14.14	6.94	7.92	0.16	0.16	1.50	4	136
Class S
12-31-18	16.28	0.28•	(1.36)	(1.08)	0.27	0.84	—	1.11	—	14.09	(7.23)	0.56	0.41	0.41	1.81	10,589	87
12-31-17	14.18	0.26•	2.21	2.47	0.13	0.24	—	0.37	—	16.28	17.59	0.58	0.39	0.39	1.72	8,484	63
12-31-16	13.44	0.27•	0.58	0.85	0.05	0.06	—	0.11	—	14.18	6.32	0.70	0.41	0.41	2.00	4,770	67
12-31-15	14.07	0.49•	(0.39)	0.10	0.17	0.56	—	0.73	—	13.44	0.52	2.32	0.41	0.41	3.69	1,454	69
12-31-14	13.32	0.17	0.68	0.85	—	0.10	—	0.10	—	14.07	6.41	8.17	0.41	0.41	1.25	4	136
See Accompanying Notes to Financial Statements
53

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio (continued)
Class S2
12-31-18	16.08	0.25•	(1.35)	(1.10)	0.24	0.84	—	1.08	—	13.90	(7.40)	0.71	0.56	0.56	1.62	439	87
12-31-17	14.01	0.21•	2.20	2.41	0.10	0.24	—	0.34	—	16.08	17.38	0.73	0.54	0.54	1.42	588	63
12-31-16	13.30	0.18•	0.64	0.82	0.05	0.06	—	0.11	—	14.01	6.17	0.88	0.56	0.56	1.30	255	67
12-31-15	13.96	0.28•	(0.22)	0.06	0.16	0.56	—	0.72	—	13.30	0.23	2.57	0.56	0.56	2.01	41	69
12-31-14	13.22	0.15	0.69	0.84	—	0.10	—	0.10	—	13.96	6.38	8.42	0.56	0.56	1.10	4	136
Class T
12-31-18	16.02	0.22•	(1.36)	(1.14)	0.22	0.84	—	1.06	—	13.82	(7.67)	1.01	0.86	0.86	1.44	20	87
12-31-17	13.98	0.19•	2.17	2.36	0.08	0.24	—	0.32	—	16.02	17.05	1.03	0.84	0.84	1.23	15	63
12-31-16	13.27	0.19•	0.58	0.77	—	0.06	—	0.06	—	13.98	5.81	1.17	0.86	0.86	1.43	11	67
12-31-15	13.97	0.13	(0.14)	(0.01)	0.13	0.56	—	0.69	—	13.27	(0.26)	2.82	0.86	0.86	0.92	4	69
12-31-14	13.25	0.11	0.71	0.82	—	0.10	—	0.10	—	13.97	6.22	8.67	0.86	0.86	0.80	4	136
Voya Solution 2035 Portfolio
Class ADV
12-31-18	12.27	0.14•	(1.12)	(0.98)	0.19	0.50	—	0.69	—	10.60	(8.54)	0.75	0.68	0.68	1.21	212,084	50
12-31-17	10.71	0.13•	1.90	2.03	0.16	0.31	—	0.47	—	12.27	19.22	0.74	0.65	0.65	1.12	267,229	36
12-31-16	11.27	0.12•	0.53	0.65	0.21	1.00	—	1.21	—	10.71	6.00	0.74	0.66	0.66	1.11	262,148	44
12-31-15	13.22	0.11•	(0.13)	(0.02)	0.38	1.55	—	1.93	—	11.27	(0.77)	0.74	0.67	0.67	0.84	303,218	46
12-31-14	13.97	0.12•	0.61	0.73	0.26	1.22	—	1.48	—	13.22	5.38	0.75	0.66	0.66	0.84	361,683	59
Class I
12-31-18	12.59	0.22	(1.17)	(0.95)	0.25	0.50	—	0.75	—	10.89	(8.09)	0.25	0.18	0.18	1.75	247,475	50
12-31-17	10.98	0.20•	1.94	2.14	0.22	0.31	—	0.53	—	12.59	19.82	0.24	0.15	0.15	1.69	274,900	36
12-31-16	11.54	0.19	0.53	0.72	0.28	1.00	—	1.28	—	10.98	6.49	0.24	0.16	0.16	1.67	210,863	44
12-31-15	13.51	0.18•	(0.14)	0.04	0.46	1.55	—	2.01	—	11.54	(0.30)	0.24	0.17	0.17	1.39	218,051	46
12-31-14	14.25	0.20	0.61	0.81	0.33	1.22	—	1.55	—	13.51	5.93	0.25	0.16	0.16	1.40	214,675	59
Class S
12-31-18	12.45	0.18•	(1.15)	(0.97)	0.22	0.50	—	0.72	—	10.76	(8.34)	0.50	0.43	0.43	1.46	297,721	50
12-31-17	10.87	0.16•	1.92	2.08	0.19	0.31	—	0.50	—	12.45	19.44	0.49	0.40	0.40	1.38	368,554	36
12-31-16	11.43	0.16•	0.53	0.69	0.25	1.00	—	1.25	—	10.87	6.23	0.49	0.41	0.41	1.41	359,464	44
12-31-15	13.39	0.14•	(0.13)	0.01	0.42	1.55	—	1.97	—	11.43	(0.48)	0.49	0.42	0.42	1.10	383,233	46
12-31-14	14.13	0.16•	0.61	0.77	0.29	1.22	—	1.51	—	13.39	5.68	0.50	0.41	0.41	1.14	432,573	59
Class S2
12-31-18	12.00	0.15•	(1.09)	(0.94)	0.20	0.50	—	0.70	—	10.36	(8.42)	0.65	0.58	0.58	1.28	14,521	50
12-31-17	10.49	0.14•	1.85	1.99	0.17	0.31	—	0.48	—	12.00	19.28	0.64	0.55	0.55	1.22	19,146	36
12-31-16	11.07	0.14	0.51	0.65	0.23	1.00	—	1.23	—	10.49	6.09	0.67	0.56	0.56	1.24	20,809	44
12-31-15	13.01	0.11•	(0.11)	0.00*	0.39	1.55	—	1.94	—	11.07	(0.62)	0.74	0.57	0.57	0.90	22,289	46
12-31-14	13.77	0.13•	0.60	0.73	0.27	1.22	—	1.49	—	13.01	5.50	0.75	0.56	0.56	0.95	31,331	59
See Accompanying Notes to Financial Statements
54

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2035 Portfolio (continued)
Class T
12-31-18	12.79	0.10•	(1.16)	(1.06)	0.16	0.50	—	0.66	—	11.07	(8.76)	0.95	0.88	0.88	0.77	373	50
12-31-17	11.14	0.11•	1.98	2.09	0.13	0.31	—	0.44	—	12.79	19.03	0.94	0.85	0.85	0.95	700	36
12-31-16	11.65	0.09•	0.56	0.65	0.16	1.00	—	1.16	—	11.14	5.73	0.96	0.86	0.86	0.83	624	44
12-31-15	13.50	0.09•	(0.15)	(0.06)	0.24	1.55	—	1.79	—	11.65	(1.00)	0.99	0.87	0.87	0.69	887	46
12-31-14	14.22	0.05•	0.67	0.72	0.22	1.22	—	1.44	—	13.50	5.26	1.00	0.86	0.86	0.32	864	59
Voya Solution 2040 Portfolio
Class ADV
12-31-18	17.11	0.20•	(1.66)	(1.46)	0.22	1.17	—	1.39	—	14.26	(9.41)	0.84	0.66	0.66	1.19	8,662	81
12-31-17	14.55	0.19•	2.73	2.92	0.08	0.28	—	0.36	—	17.11	20.23	0.86	0.63	0.63	1.17	8,696	68
12-31-16	13.84	0.19•	0.71	0.90	0.06	0.13	—	0.19	—	14.55	6.48	1.03	0.66	0.66	1.34	4,897	72
12-31-15	14.89	0.25•	(0.26)	(0.01)	0.35	0.69	—	1.04	—	13.84	(0.33)	2.07	0.67	0.67	1.72	2,229	108
12-31-14	14.04	0.18•	0.73	0.91	0.01	0.05	—	0.06	—	14.89	6.51	3.66	0.67	0.67	1.23	701	80
Class I
12-31-18	17.53	0.30•	(1.72)	(1.42)	0.28	1.17	—	1.45	—	14.66	(8.95)	0.34	0.16	0.16	1.77	7,134	81
12-31-17	14.86	0.29•	2.78	3.07	0.12	0.28	—	0.40	—	17.53	20.85	0.36	0.13	0.13	1.76	7,753	68
12-31-16	14.07	0.31•	0.68	0.99	0.07	0.13	—	0.20	—	14.86	7.06	0.53	0.16	0.16	2.14	2,887	72
12-31-15	15.08	0.43•	(0.36)	0.07	0.39	0.69	—	1.08	—	14.07	0.22	1.57	0.17	0.17	3.06	487	108
12-31-14	14.14	0.17	0.82	0.99	—	0.05	—	0.05	—	15.08	7.04	3.16	0.17	0.17	1.14	5	80
Class S
12-31-18	17.40	0.26•	(1.70)	(1.44)	0.25	1.17	—	1.42	—	14.54	(9.13)	0.59	0.41	0.41	1.54	7,641	81
12-31-17	14.78	0.23•	2.78	3.01	0.11	0.28	—	0.39	—	17.40	20.53	0.61	0.38	0.38	1.45	6,732	68
12-31-16	14.03	0.25•	0.70	0.95	0.07	0.13	—	0.20	—	14.78	6.79	0.78	0.41	0.41	1.75	3,217	72
12-31-15	15.02	0.49•	(0.45)	0.04	0.34	0.69	—	1.03	—	14.03	0.03	1.82	0.42	0.42	3.50	610	108
12-31-14	14.15	0.13	0.79	0.92	—	0.05	—	0.05	—	15.02	6.54	3.41	0.42	0.42	0.90	5	80
Class S2
12-31-18	17.18	0.23•	(1.68)	(1.45)	0.25	1.17	—	1.42	—	14.31	(9.30)	0.74	0.56	0.56	1.42	939	81
12-31-17	14.62	0.26•	2.69	2.95	0.11	0.28	—	0.39	—	17.18	20.31	0.76	0.53	0.53	1.61	721	68
12-31-16	13.90	0.20•	0.72	0.92	0.07	0.13	—	0.20	—	14.62	6.64	0.96	0.56	0.56	1.41	183	72
12-31-15	14.93	0.22•	(0.23)	(0.01)	0.33	0.69	—	1.02	—	13.90	(0.33)	2.07	0.57	0.57	1.46	9	108
12-31-14	14.05	0.11	0.82	0.93	—	0.05	—	0.05	—	14.93	6.66	3.66	0.57	0.57	0.76	5	80
Class T
12-31-18	17.08	0.15	(1.64)	(1.49)	0.20	1.17	—	1.37	—	14.22	(9.57)	1.04	0.86	0.86	1.00	17	81
12-31-17	14.53	0.17•	2.72	2.89	0.06	0.28	—	0.34	—	17.08	20.05	1.06	0.83	0.83	1.08	20	68
12-31-16	13.81	0.17•	0.70	0.87	0.02	0.13	—	0.15	—	14.53	6.27	1.25	0.86	0.86	1.19	12	72
12-31-15	14.85	0.10•	(0.16)	(0.06)	0.29	0.69	—	0.98	—	13.81	(0.66)	2.32	0.87	0.87	0.67	4	108
12-31-14	14.01	0.06	0.83	0.89	—	0.05	—	0.05	—	14.85	6.40	3.91	0.87	0.87	0.45	4	80
See Accompanying Notes to Financial Statements
55

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2045 Portfolio
Class ADV
12-31-18	12.40	0.11•	(1.33)	(1.22)	0.15	0.61	—	0.76	—	10.42	(10.53)	0.75	0.69	0.69	0.93	134,754	53
12-31-17	10.63	0.10•	2.09	2.19	0.10	0.32	—	0.42	—	12.40	20.92	0.75	0.67	0.67	0.84	177,624	37
12-31-16	11.15	0.09•	0.56	0.65	0.15	1.02	—	1.17	—	10.63	6.16	0.75	0.68	0.68	0.86	176,397	45
12-31-15	13.60	0.07•	(0.11)	(0.04)	0.38	2.03	—	2.41	—	11.15	(1.15)	0.75	0.69	0.69	0.58	197,360	41
12-31-14	14.55	0.08•	0.73	0.81	0.22	1.54	—	1.76	—	13.60	5.84	0.74	0.68	0.68	0.55	237,641	58
Class I
12-31-18	12.75	0.18	(1.37)	(1.19)	0.22	0.61	—	0.83	—	10.73	(10.08)	0.25	0.19	0.19	1.49	211,781	53
12-31-17	10.92	0.17•	2.14	2.31	0.16	0.32	—	0.48	—	12.75	21.53	0.25	0.17	0.17	1.42	235,122	37
12-31-16	11.44	0.15	0.57	0.72	0.22	1.02	—	1.24	—	10.92	6.63	0.25	0.18	0.18	1.41	171,475	45
12-31-15	13.90	0.15•	(0.12)	0.03	0.46	2.03	—	2.49	—	11.44	(0.59)	0.25	0.19	0.19	1.15	169,325	41
12-31-14	14.84	0.15	0.75	0.90	0.30	1.54	—	1.84	—	13.90	6.34	0.24	0.18	0.18	1.04	161,654	58
Class S
12-31-18	12.57	0.15•	(1.35)	(1.20)	0.18	0.61	—	0.79	—	10.58	(10.23)	0.50	0.44	0.44	1.20	209,647	53
12-31-17	10.77	0.13•	2.12	2.25	0.13	0.32	—	0.45	—	12.57	21.25	0.50	0.42	0.42	1.11	269,521	37
12-31-16	11.29	0.14	0.55	0.69	0.19	1.02	—	1.21	—	10.77	6.40	0.50	0.43	0.43	1.14	256,935	45
12-31-15	13.76	0.12	(0.14)	(0.02)	0.42	2.03	—	2.45	—	11.29	(0.95)	0.50	0.44	0.44	0.85	270,222	41
12-31-14	14.70	0.12•	0.73	0.85	0.25	1.54	—	1.79	—	13.76	6.10	0.49	0.43	0.43	0.83	301,617	58
Class S2
12-31-18	12.25	0.12•	(1.30)	(1.18)	0.15	0.61	—	0.76	—	10.31	(10.34)	0.65	0.59	0.59	1.03	7,504	53
12-31-17	10.51	0.09•	2.08	2.17	0.11	0.32	—	0.43	—	12.25	21.02	0.65	0.57	0.57	0.82	9,902	37
12-31-16	11.04	0.11	0.55	0.66	0.17	1.02	—	1.19	—	10.51	6.28	0.68	0.58	0.58	0.96	12,687	45
12-31-15	13.49	0.08•	(0.11)	(0.03)	0.39	2.03	—	2.42	—	11.04	(1.07)	0.75	0.59	0.59	0.65	13,402	41
12-31-14	14.45	0.09•	0.72	0.81	0.23	1.54	—	1.77	—	13.49	5.87	0.74	0.58	0.58	0.67	19,353	58
Class T
12-31-18	12.77	0.06•	(1.34)	(1.28)	0.14	0.61	—	0.75	—	10.74	(10.72)	0.95	0.89	0.89	0.44	220	53
12-31-17	10.95	0.08	2.15	2.23	0.09	0.32	—	0.41	—	12.77	20.69	0.95	0.87	0.87	0.70	508	37
12-31-16	11.46	0.07	0.58	0.65	0.14	1.02	—	1.16	—	10.95	5.94	0.97	0.88	0.88	0.70	418	45
12-31-15	13.77	0.06•	(0.13)	(0.07)	0.21	2.03	—	2.24	—	11.46	(1.31)	1.00	0.89	0.89	0.44	393	41
12-31-14	14.73	(0.00)*•	0.78	0.78	0.20	1.54	—	1.74	—	13.77	5.53	0.99	0.88	0.88	(0.00)*	376	58
Voya Solution 2050 Portfolio
Class ADV
12-31-18	17.33	0.17•	(1.93)	(1.76)	0.16	0.83	—	0.99	—	14.58	(10.82)	0.86	0.68	0.68	1.03	8,144	86
12-31-17	14.57	0.18•	2.89	3.07	0.06	0.25	—	0.31	—	17.33	21.30	0.93	0.65	0.65	1.11	6,983	52
12-31-16	13.86	0.18•	0.68	0.86	0.04	0.11	—	0.15	—	14.57	6.27	1.22	0.68	0.68	1.26	3,184	70
12-31-15	14.95	0.18•	(0.19)	(0.01)	0.35	0.73	—	1.08	—	13.86	(0.33)	3.24	0.69	0.69	1.22	960	67
12-31-14	14.16	0.17•	0.74	0.91	0.01	0.11	—	0.12	—	14.95	6.49	6.49	0.68	0.68	1.15	355	51
See Accompanying Notes to Financial Statements
56

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio (continued)
Class I
12-31-18	17.81	0.27•	(1.99)	(1.72)	0.22	0.83	—	1.05	—	15.04	(10.37)	0.36	0.18	0.18	1.55	6,320	86
12-31-17	14.91	0.28•	2.97	3.25	0.10	0.25	—	0.35	—	17.81	21.99	0.43	0.15	0.15	1.70	5,705	52
12-31-16	14.13	0.28•	0.67	0.95	0.06	0.11	—	0.17	—	14.91	6.75	0.72	0.18	0.18	1.92	1,452	70
12-31-15	15.15	0.53•	(0.43)	0.10	0.39	0.73	—	1.12	—	14.13	0.38	2.74	0.19	0.19	3.80	387	67
12-31-14	14.26	0.14	0.86	1.00	—	0.11	—	0.11	—	15.15	7.04	5.99	0.18	0.18	0.97	5	51
Class S
12-31-18	17.65	0.23•	(1.98)	(1.75)	0.19	0.83	—	1.02	—	14.88	(10.61)	0.61	0.43	0.43	1.34	5,413	86
12-31-17	14.81	0.22•	2.95	3.17	0.08	0.25	—	0.33	—	17.65	21.63	0.68	0.40	0.40	1.33	4,424	52
12-31-16	14.06	0.24•	0.68	0.92	0.06	0.11	—	0.17	—	14.81	6.56	0.97	0.43	0.43	1.71	1,996	70
12-31-15	15.09	0.38•	(0.34)	0.04	0.34	0.73	—	1.07	—	14.06	0.00	2.99	0.44	0.44	2.70	317	67
12-31-14	14.25	0.13	0.82	0.95	—	0.11	—	0.11	—	15.09	6.69	6.24	0.43	0.43	0.87	5	51
Class S2
12-31-18	17.43	0.22•	(1.97)	(1.75)	0.18	0.83	—	1.01	—	14.67	(10.75)	0.76	0.58	0.58	1.32	423	86
12-31-17	14.64	0.20•	2.91	3.11	0.07	0.25	—	0.32	—	17.43	21.47	0.83	0.55	0.55	1.21	309	52
12-31-16	13.93	0.20•	0.67	0.87	0.05	0.11	—	0.16	—	14.64	6.32	1.15	0.58	0.58	1.44	142	70
12-31-15	14.97	0.13•	(0.11)	0.02	0.33	0.73	—	1.06	—	13.93	(0.17)	3.24	0.59	0.59	0.89	9	67
12-31-14	14.15	0.08	0.85	0.93	—	0.11	—	0.11	—	14.97	6.59	6.49	0.58	0.58	0.58	5	51
Class T
12-31-18	17.39	0.14	(1.94)	(1.80)	0.13	0.83	—	0.96	—	14.63	(11.01)	1.06	0.88	0.88	0.89	20	86
12-31-17	14.60	0.17•	2.89	3.06	0.02	0.25	—	0.27	—	17.39	21.15	1.13	0.85	0.85	1.05	20	52
12-31-16	13.88	0.13•	0.70	0.83	—	0.11	—	0.11	—	14.60	6.02	1.44	0.88	0.88	0.96	10	70
12-31-15	14.95	0.08	(0.13)	(0.05)	0.29	0.73	—	1.02	—	13.88	(0.60)	3.49	0.89	0.89	0.51	4	67
12-31-14	14.17	0.04	0.85	0.89	—	0.11	—	0.11	—	14.95	6.30	6.74	0.88	0.88	0.28	5	51
Voya Solution 2055 Portfolio
Class ADV
12-31-18	14.49	0.13	(1.60)	(1.47)	0.15	0.52	—	0.67	—	12.35	(10.72)	0.76	0.68	0.68	0.90	39,621	62
12-31-17	12.27	0.11•	2.49	2.60	0.10	0.28	—	0.38	—	14.49	21.40	0.76	0.66	0.66	0.82	47,367	40
12-31-16	12.52	0.11	0.64	0.75	0.15	0.85	—	1.00	—	12.27	6.13	0.76	0.69	0.69	0.88	42,793	58
12-31-15	14.27	0.08•	(0.17)	(0.09)	0.32	1.34	—	1.66	—	12.52	(1.15)	0.76	0.70	0.70	0.61	41,770	41
12-31-14	14.46	0.09•	0.76	0.85	0.18	0.86	—	1.04	—	14.27	6.03	0.77	0.68	0.68	0.60	38,558	72
Class I
12-31-18	14.78	0.21•	(1.64)	(1.43)	0.22	0.52	—	0.74	—	12.61	(10.29)	0.26	0.18	0.18	1.48	77,961	62
12-31-17	12.51	0.20•	2.51	2.71	0.16	0.28	—	0.44	—	14.78	21.94	0.26	0.16	0.16	1.42	73,894	40
12-31-16	12.74	0.18•	0.65	0.83	0.21	0.85	—	1.06	—	12.51	6.72	0.26	0.19	0.19	1.46	44,519	58
12-31-15	14.49	0.17•	(0.19)	(0.02)	0.39	1.34	—	1.73	—	12.74	(0.67)	0.26	0.20	0.20	1.22	36,692	41
12-31-14	14.65	0.17•	0.76	0.93	0.23	0.86	—	1.09	—	14.49	6.56	0.27	0.18	0.18	1.15	24,787	72
See Accompanying Notes to Financial Statements
57

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio (continued)
Class S
12-31-18	14.62	0.17•	(1.63)	(1.46)	0.18	0.52	—	0.70	—	12.46	(10.56)	0.51	0.43	0.43	1.19	49,077	62
12-31-17	12.38	0.15•	2.50	2.65	0.13	0.28	—	0.41	—	14.62	21.66	0.51	0.41	0.41	1.08	58,217	40
12-31-16	12.62	0.13	0.66	0.79	0.18	0.85	—	1.03	—	12.38	6.44	0.51	0.44	0.44	1.16	51,294	58
12-31-15	14.37	0.12•	(0.17)	(0.05)	0.36	1.34	—	1.70	—	12.62	(0.87)	0.51	0.45	0.45	0.86	46,913	41
12-31-14	14.55	0.14•	0.74	0.88	0.20	0.86	—	1.06	—	14.37	6.25	0.52	0.43	0.43	0.93	43,206	72
Class S2
12-31-18	14.54	0.15	(1.62)	(1.47)	0.16	0.52	—	0.68	—	12.39	(10.68)	0.66	0.58	0.58	1.03	2,720	62
12-31-17	12.31	0.12•	2.50	2.62	0.11	0.28	—	0.39	—	14.54	21.52	0.66	0.56	0.56	0.89	3,250	40
12-31-16	12.56	0.11	0.65	0.76	0.16	0.85	—	1.01	—	12.31	6.24	0.69	0.59	0.59	0.93	2,996	58
12-31-15	14.31	0.10	(0.17)	(0.07)	0.34	1.34	—	1.68	—	12.56	(1.04)	0.76	0.60	0.60	0.71	3,014	41
12-31-14	14.50	0.11•	0.75	0.86	0.19	0.86	—	1.05	—	14.31	6.12	0.77	0.58	0.58	0.78	3,071	72
Class T
12-31-18	14.73	0.08•	(1.61)	(1.53)	0.10	0.52	—	0.62	—	12.58	(10.91)	0.96	0.88	0.88	0.58	18	62
12-31-17	12.50	0.09•	2.52	2.61	0.10	0.28	—	0.38	—	14.73	21.08	0.96	0.86	0.86	0.67	32	40
12-31-16	12.78	0.12•	0.62	0.74	0.17	0.85	—	1.02	—	12.50	5.96	0.98	0.89	0.89	0.96	25	58
12-31-15	14.25	0.08•	(0.21)	(0.13)	—	1.34	—	1.34	—	12.78	(1.36)	1.01	0.90	0.90	0.56	9	41
12-31-14	14.44	(0.06)•	0.90	0.84	0.17	0.86	—	1.03	—	14.25	6.00	1.02	0.88	0.88	(0.40)	5	72
Voya Solution 2060 Portfolio
Class ADV
12-31-18	12.39	0.13•	(1.38)	(1.25)	0.11	0.58	—	0.69	—	10.45	(10.76)	0.96	0.69	0.69	1.12	4,593	84
12-31-17	10.42	0.13•	2.08	2.21	0.04	0.20	—	0.24	—	12.39	21.42	1.10	0.67	0.67	1.11	3,202	65
12-31-16	9.89	0.15•	0.48	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.97	0.69	0.69	1.50	1,395	82
02-09-15(5) - 12-31-15	10.00	0.25•	(0.36)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.70	0.70	2.85	191	78
Class I
12-31-18	12.53	0.19•	(1.41)	(1.22)	0.13	0.58	—	0.71	—	10.60	(10.35)	0.46	0.19	0.19	1.57	2,570	84
12-31-17	10.49	0.20•	2.10	2.30	0.06	0.20	—	0.26	—	12.53	22.15	0.60	0.17	0.17	1.73	2,160	65
12-31-16	9.92	0.16•	0.51	0.67	0.04	0.06	—	0.10	—	10.49	6.73	1.47	0.19	0.19	1.56	606	82
02-09-15(5) - 12-31-15	10.00	0.27•	(0.35)	(0.08)	—	—	—	—	—	9.92	(0.80)	18.56	0.20	0.20	3.11	317	78
Class S
12-31-18	12.40	0.16•	(1.39)	(1.23)	0.12	0.58	—	0.70	—	10.47	(10.60)	0.71	0.44	0.44	1.30	3,440	84
12-31-17	10.41	0.15•	2.10	2.25	0.06	0.20	—	0.26	—	12.40	21.81	0.85	0.42	0.42	1.30	2,825	65
12-31-16	9.86	0.17•	0.48	0.65	0.04	0.06	—	0.10	—	10.41	6.56	1.72	0.44	0.44	1.68	836	82
02-09-15(5) - 12-31-15	10.00	0.27•	(0.41)	(0.14)	—	—	—	—	—	9.86	(1.40)	18.81	0.45	0.45	3.06	140	78
See Accompanying Notes to Financial Statements
58

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2060 Portfolio (continued)
Class S2
12-31-18	12.40	0.15•	(1.40)	(1.25)	0.11	0.58	—	0.69	—	10.46	(10.70)	0.86	0.59	0.59	1.23	247	84
12-31-17	10.42	0.17•	2.05	2.22	0.04	0.20	—	0.24	—	12.40	21.56	1.00	0.57	0.57	1.45	180	65
12-31-16	9.89	0.09•	0.54	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.90	0.59	0.59	0.92	32	82
02-09-15(5) - 12-31-15	10.00	0.24•	(0.35)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.60	0.60	2.66	26	78
Class T
12-31-18	12.33	0.08	(1.37)	(1.29)	0.06	0.58	—	0.64	—	10.40	(11.08)	1.16	0.89	0.89	0.73	3	84
12-31-17	10.35	0.08•	2.10	2.18	—	0.20	—	0.20	—	12.33	21.24	1.30	0.87	0.87	0.69	4	65
12-31-16	9.86	0.07	0.51	0.58	0.03	0.06	—	0.09	—	10.35	5.91	2.19	0.89	0.89	0.67	3	82
02-09-15(5) - 12-31-15	10.00	0.05	(0.19)	(0.14)	—	—	—	—	—	9.86	(1.40)	19.31	0.90	0.90	0.58	3	78

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
59

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-eight active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2020 Portfolio (“Solution 2020”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”) and Voya Solution 2060 Portfolio (“Solution 2060”). Each Portfolio is a diversified series of the Company.
Solution 2020, Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055 and Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”), Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern

60

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following

61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a
Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices. Certain Portfolios also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2018, the below Portfolios had average notional values on futures contracts purchased and sold as of December 31, 2018. Please refer to the tables following each respective Portfolio of Investments for open futures contracts purchased and sold for Solution Income, Solution Moderately Aggressive, Solution 2025, Solution 2035, Solution 2045 and Solution 2055. There were no open futures contracts purchased or sold for the remaining Portfolios during the year ended December 31, 2018.
	Purchased	Sold
Solution Balanced	$1,773,863	$1,896,300
Solution Income	9,698,611	9,723,885
Solution Moderately Aggressive	22,018,821	22,131,938
Solution Moderately Conservative	967,562	881,250
Solution 2025	20,038,742	20,127,325
Solution 2035	25,651,455	25,720,896
Solution 2045	21,540,488	21,591,590
Solution 2055	6,160,280	6,208,647
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2018, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Solution Aggressive	$14,570,720	$11,957,222
Solution Balanced	34,038,548	42,319,667
Solution Conservative	12,104,888	10,844,300
Solution Income	151,574,227	216,967,368
Solution Moderately Aggressive	302,558,442	388,903,013
Solution Moderately Conservative	17,867,138	19,058,963
Solution 2020	32,156,961	29,168,781
Solution 2025	409,081,838	491,968,826
Solution 2030	31,289,840	28,336,319
Solution 2035	443,360,580	515,082,688
Solution 2040	24,398,605	20,908,440
Solution 2045	350,845,867	409,371,256
Solution 2050	23,558,505	17,916,790
Solution 2055	123,737,384	115,712,298
Solution 2060	12,694,545	8,810,613
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% and 0.45% of each Portfolio’s average daily net assets attributable to its Class S2 and Class T shares, respectively.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or other related/affiliated party owned more than 5% of the following Portfolios:
Entity	Portfolio	Percentage
Voya Institutional Trust Company	Solution Balanced	7.79%
	Solution Income	41.10
	Solution 2020	16.31
	Solution 2025	38.47
	Solution 2030	16.73
	Solution 2035	37.39
	Solution 2040	8.02
	Solution 2045	37.66
	Solution 2050	9.60
	Solution 2055	42.09
	Solution 2060	10.87
Voya Insurance and Annuity Company	Solution Moderately Aggressive	90.53
Entity	Portfolio	Percentage
Voya Retirement Insurance and Annuity Company	Solution Aggressive	95.95
	Solution Balanced	92.21
	Solution Conservative	96.76
	Solution Income	53.53
	Solution Moderately Aggressive	5.17
	Solution Moderately Conservative	99.71
	Solution 2020	83.68
	Solution 2025	58.64
	Solution 2030	83.06
	Solution 2035	60.58
	Solution 2040	91.96
	Solution 2045	60.59
	Solution 2050	90.37
	Solution 2055	57.85
	Solution 2060	89.10
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	N/A	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.74%	0.99%	1.14%	N/A
Solution 2020	1.22%	0.72%	N/A	0.97%	1.12%	1.42%
Solution 2025	1.28%	0.78%	N/A	1.03%	1.18%	1.48%
Solution 2030	1.29%	0.79%	N/A	1.04%	1.19%	1.49%
Solution 2035	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2040	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2045	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2050	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2055	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2060	1.37%	0.87%	N/A	1.12%	1.27%	1.57%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2019	2020	2021	Total
Solution Aggressive	$22,989	$25,978	$31,805	$80,772
Solution Balanced	66,469	66,438	61,303	194,210
Solution Conservative	36,857	38,432	41,777	117,066
Solution Income	677,513	633,760	521,785	1,833,058
Solution Moderately Aggressive	349,713	288,587	271,676	909,976
Solution Moderately Conservative	59,855	58,784	48,769	167,408
	December 31,
	2019	2020	2021	Total
Solution 2020	34,629	55,984	53,907	144,520
Solution 2025	935,785	742,094	623,038	2,300,917
Solution 2030	26,854	43,272	47,147	117,273
Solution 2035	721,028	806,282	569,497	2,096,807
Solution 2040	26,861	44,017	45,460	116,338
Solution 2045	412,613	513,695	363,010	1,289,318
Solution 2050	23,295	34,275	36,857	94,427
Solution 2055	92,164	160,115	143,560	395,839
Solution 2060	22,828	24,261	28,347	75,436
The Expense Limitation Agreement is contractual through May 1, 2019 for all Portfolios and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2018:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution Moderately Aggressive	10	$881,300	2.68%
Solution 2025	8	921,375	2.42
Solution 2035	11	1,055,818	2.68
Solution 2045	10	831,300	2.67

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2018	81,232	—	12,699	(74,248)	19,683	1,088,541	—	167,121	(992,290)	263,372
12/31/2017	70,549	—	3,927	(41,100)	33,376	882,139	—	49,395	(501,964)	429,570
Class I
12/31/2018	10,715	—	1,787	(16,891)	(4,389)	147,238	—	24,011	(223,860)	(52,611)
12/31/2017	36,932	—	555	(27,707)	9,780	493,068	—	7,113	(375,556)	124,625
Class R6
12/31/2018	320,438	—	25,489	(96,689)	249,238	4,284,185	—	342,563	(1,301,315)	3,325,433
12/31/2017	311,284	—	5,395	(11,459)	305,220	3,996,774	—	69,168	(144,648)	3,921,294
Class S
12/31/2018	69,210	—	16,798	(130,750)	(44,742)	911,864	—	223,244	(1,709,087)	(573,979)
12/31/2017	113,053	—	6,345	(151,055)	(31,657)	1,396,502	—	80,515	(1,894,241)	(417,224)
Class S2
12/31/2018	22,031	—	3,181	(5,646)	19,566	292,062	—	41,710	(72,971)	260,801
12/31/2017	20,260	—	848	(8,046)	13,062	251,352	—	10,637	(98,628)	163,361
Solution Balanced
Class ADV
12/31/2018	151,383	—	83,992	(775,450)	(540,075)	1,486,757	—	812,200	(7,535,126)	(5,236,169)
12/31/2017	213,164	—	54,656	(391,211)	(123,391)	2,056,748	—	523,604	(3,737,707)	(1,157,355)
Class I
12/31/2018	42,395	—	22,572	(113,571)	(48,604)	436,057	—	226,396	(1,179,430)	(516,977)
12/31/2017	260,084	—	14,621	(49,453)	225,252	2,625,214	—	145,042	(501,667)	2,268,589
Class R6
12/31/2018	478,476	—	77,752	(326,685)	229,543	4,906,793	—	779,855	(3,380,515)	2,306,133
12/31/2017	1,048,618	—	28,266	(76,203)	1,000,681	10,487,577	—	280,397	(769,000)	9,998,974
Class S
12/31/2018	221,864	—	120,812	(509,828)	(167,152)	2,206,260	—	1,182,749	(5,135,648)	(1,746,639)
12/31/2017	283,709	—	76,350	(777,289)	(417,230)	2,761,287	—	740,591	(7,515,852)	(4,013,974)
Class S2
12/31/2018	18,374	—	4,737	(125,138)	(102,027)	184,193	—	46,374	(1,270,844)	(1,040,277)
12/31/2017	49,066	—	5,946	(39,912)	15,100	477,698	—	57,444	(383,576)	151,566
Solution Conservative
Class ADV
12/31/2018	124,782	—	27,747	(158,745)	(6,216)	1,362,764	—	296,058	(1,738,806)	(79,984)
12/31/2017	131,986	—	20,445	(189,309)	(36,878)	1,436,079	—	221,013	(2,049,592)	(392,500)
Class I
12/31/2018	24,978	—	479	(7,523)	17,934	272,245	—	5,173	(81,591)	195,827
12/31/2017	12,492	—	217	(14,794)	(2,085)	138,943	—	2,371	(164,720)	(23,406)
Class R6
12/31/2018	211,670	—	14,471	(53,275)	172,866	2,278,829	—	156,288	(589,436)	1,845,681
12/31/2017	243,826	—	5,991	(9,826)	239,991	2,691,034	—	65,547	(108,214)	2,648,367
Class S
12/31/2018	139,393	—	12,446	(178,051)	(26,212)	1,509,961	—	133,797	(1,938,484)	(294,726)
12/31/2017	74,983	—	12,234	(337,198)	(249,981)	817,743	—	132,986	(3,689,749)	(2,739,020)
Class S2
12/31/2018	7,762	—	1,493	(24,575)	(15,320)	84,834	—	15,913	(269,779)	(169,032)
12/31/2017	20,239	—	1,573	(12,058)	9,754	219,057	—	16,974	(131,456)	104,575
Solution Income
Class ADV
12/31/2018	620,219	—	689,145	(3,130,290)	(1,820,926)	7,156,568	—	7,801,121	(36,050,921)	(21,093,232)
12/31/2017	684,874	—	378,493	(4,082,575)	(3,019,208)	7,890,664	—	4,352,673	(46,973,035)	(34,729,698)
Class I
12/31/2018	1,156,766	—	356,452	(1,836,327)	(323,109)	13,708,533	—	4,124,148	(21,808,112)	(3,975,431)
12/31/2017	972,564	—	210,030	(1,344,676)	(162,082)	11,483,747	—	2,469,954	(15,929,389)	(1,975,688)
Class S
12/31/2018	657,095	—	575,500	(3,450,672)	(2,218,077)	7,693,447	—	6,606,738	(40,425,640)	(26,125,455)
12/31/2017	476,825	—	361,452	(4,456,256)	(3,617,979)	5,587,254	—	4,218,149	(52,216,060)	(42,410,657)
Class S2
12/31/2018	76,258	—	26,408	(351,204)	(248,538)	861,202	—	296,031	(4,066,367)	(2,909,134)
12/31/2017	84,331	—	21,371	(353,977)	(248,275)	964,888	—	243,203	(4,044,357)	(2,836,266)
Class T
12/31/2018	684	—	773	(371)	1,086	8,261	—	9,336	(4,612)	12,985
12/31/2017	654	—	229	(734)	149	8,060	—	2,808	(8,974)	1,894
Solution Moderately Aggressive
Class ADV
12/31/2018	280,298	—	118,240	(569,466)	(170,928)	3,653,749	—	1,511,112	(7,409,666)	(2,244,805)
12/31/2017	291,030	—	47,573	(408,252)	(69,649)	3,643,839	—	597,996	(5,109,635)	(867,800)
67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderately Aggressive (continued)
Class I
12/31/2018	49,024	—	21,277	(179,052)	(108,751)	649,017	—	276,815	(2,447,432)	(1,521,600)
12/31/2017	121,084	—	10,952	(53,924)	78,112	1,581,007	—	140,076	(711,450)	1,009,633
Class R6
12/31/2018	545,723	—	57,502	(165,004)	438,221	7,157,515	—	747,524	(2,167,246)	5,737,793
12/31/2017	524,385	—	9,690	(40,049)	494,026	6,672,950	—	123,843	(511,598)	6,285,195
Class S
12/31/2018	299,970	—	3,043,427	(7,246,894)	(3,903,497)	3,720,952	—	39,199,340	(95,120,221)	(52,199,929)
12/31/2017	426,945	—	1,318,779	(8,595,557)	(6,849,833)	5,365,781	—	16,695,746	(108,801,058)	(86,739,531)
Class S2
12/31/2018	15,047	—	3,832	(81,024)	(62,145)	197,507	—	49,430	(1,087,528)	(840,591)
12/31/2017	32,201	—	3,032	(6,133)	29,100	405,490	—	38,327	(78,795)	365,022
Solution Moderately Conservative
Class ADV
12/31/2018	148,406	—	48,899	(322,063)	(124,758)	1,453,700	—	470,405	(3,116,236)	(1,192,131)
12/31/2017	162,327	—	20,316	(528,478)	(345,835)	1,566,854	—	196,049	(5,031,935)	(3,269,032)
Class I
12/31/2018	860	—	133	(259)	734	8,667	—	1,336	(2,521)	7,482
12/31/2017	2,567	—	63	(3,474)	(844)	26,570	—	636	(35,731)	(8,525)
Class R6
12/31/2018	241,250	—	15,439	(67,888)	188,801	2,464,868	—	154,704	(694,095)	1,925,477
12/31/2017	182,228	—	3,035	(7,090)	178,173	1,833,857	—	30,444	(71,677)	1,792,624
Class S
12/31/2018	148,788	—	69,056	(349,127)	(131,283)	1,473,197	—	677,443	(3,524,044)	(1,373,404)
12/31/2017	244,517	—	45,328	(821,170)	(531,325)	2,407,463	—	445,570	(8,121,600)	(5,268,567)
Class S2
12/31/2018	23,390	—	4,375	(12,631)	15,134	228,524	—	42,435	(126,092)	144,867
12/31/2017	18,817	—	2,089	(10,029)	10,877	183,628	—	20,307	(99,579)	104,356
Solution 2020
Class ADV
12/31/2018	491,463	—	74,480	(542,041)	23,902	6,356,288	—	931,748	(7,006,362)	281,674
12/31/2017	639,343	—	31,214	(322,318)	348,239	8,161,610	—	396,415	(4,125,782)	4,432,243
Class I
12/31/2018	512,684	—	33,558	(510,217)	36,025	6,635,113	—	428,868	(6,734,970)	329,011
12/31/2017	259,146	—	19,564	(239,902)	38,808	3,330,586	—	253,164	(3,128,692)	455,058
Class S
12/31/2018	529,256	—	60,565	(308,303)	281,518	6,891,239	—	770,382	(3,973,399)	3,688,222
12/31/2017	432,943	—	19,263	(192,256)	259,950	5,637,344	—	248,497	(2,485,606)	3,400,235
Class S2
12/31/2018	27,772	—	2,725	(39,438)	(8,941)	367,833	—	34,283	(518,618)	(116,502)
12/31/2017	50,917	—	646	(14,084)	37,479	660,922	—	8,255	(183,206)	485,971
Class T
12/31/2018	220	—	40	(122)	138	2,747	—	503	(1,525)	1,725
12/31/2017	215	—	13	(5)	223	2,776	—	160	(60)	2,876
Solution 2025
Class ADV
12/31/2018	1,817,104	—	1,229,575	(5,314,588)	(2,267,909)	21,021,392	—	13,857,311	(60,689,080)	(25,810,377)
12/31/2017	1,776,381	—	1,189,175	(5,727,557)	(2,762,001)	19,975,178	—	13,271,197	(64,495,016)	(31,248,641)
Class I
12/31/2018	3,202,132	—	1,085,320	(4,077,675)	209,777	38,146,295	—	12,546,303	(48,703,040)	1,989,558
12/31/2017	3,825,273	—	965,881	(2,317,907)	2,473,247	44,273,044	—	11,049,676	(26,891,127)	28,431,593
Class S
12/31/2018	1,799,836	—	1,466,438	(5,880,003)	(2,613,729)	20,993,901	—	16,776,054	(68,488,208)	(30,718,253)
12/31/2017	1,419,950	—	1,480,907	(7,466,931)	(4,566,074)	16,260,819	—	16,763,871	(85,534,946)	(52,510,256)
Class S2
12/31/2018	208,400	—	55,774	(595,263)	(331,089)	2,322,159	—	620,761	(6,783,982)	(3,841,062)
12/31/2017	187,371	—	80,427	(931,312)	(663,514)	2,085,637	—	884,699	(10,402,544)	(7,432,208)
Class T
12/31/2018	1,670	—	3,044	(19,353)	(14,639)	19,734	—	35,881	(223,720)	(168,105)
12/31/2017	4,239	—	2,633	(12,325)	(5,453)	50,842	—	30,671	(144,987)	(63,474)
Solution 2030
Class ADV
12/31/2018	458,897	—	56,878	(451,378)	64,397	7,156,351	—	858,857	(7,112,168)	903,040
12/31/2017	577,415	—	17,436	(218,741)	376,110	8,654,852	—	262,588	(3,278,742)	5,638,698
Class I
12/31/2018	320,247	—	32,650	(362,870)	(9,973)	5,117,378	—	505,749	(5,868,717)	(245,590)
12/31/2017	353,934	—	10,136	(64,992)	299,078	5,417,548	—	156,095	(996,430)	4,577,213
Class S
12/31/2018	350,352	—	46,877	(166,741)	230,488	5,565,957	—	722,379	(2,608,485)	3,679,851
12/31/2017	365,883	—	10,531	(191,459)	184,955	5,597,191	—	161,549	(2,974,531)	2,784,209
68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2030 (continued)
Class S2
12/31/2018	10,506	—	2,534	(17,985)	(4,945)	162,865	—	38,574	(283,967)	(82,528)
12/31/2017	58,446	—	474	(40,580)	18,340	871,998	—	7,188	(605,778)	273,408
Class T
12/31/2018	490	—	65	(15)	540	7,638	—	987	(236)	8,389
12/31/2017	156	—	10	(10)	156	2,415	—	151	(147)	2,419
Solution 2035
Class ADV
12/31/2018	1,379,031	—	1,197,346	(4,345,400)	(1,769,023)	16,709,844	—	14,092,763	(51,797,452)	(20,994,845)
12/31/2017	1,318,385	—	899,368	(4,916,043)	(2,698,290)	15,196,026	—	10,342,734	(56,561,388)	(31,022,628)
Class I
12/31/2018	3,610,963	—	1,334,193	(4,054,133)	891,023	44,520,078	—	16,103,710	(50,601,623)	10,022,165
12/31/2017	3,453,853	—	927,026	(1,749,649)	2,631,230	40,906,412	—	10,920,365	(20,889,385)	30,937,392
Class S
12/31/2018	1,869,794	—	1,633,358	(5,443,467)	(1,940,315)	22,710,849	—	19,502,295	(66,273,628)	(24,060,484)
12/31/2017	1,780,894	—	1,258,081	(6,525,031)	(3,486,056)	20,884,733	—	14,669,220	(76,020,373)	(40,466,420)
Class S2
12/31/2018	254,556	—	87,714	(535,473)	(193,203)	2,981,117	—	1,008,708	(6,278,912)	(2,289,087)
12/31/2017	239,075	—	74,330	(702,456)	(389,051)	2,718,615	—	836,208	(7,971,707)	(4,416,884)
Class T
12/31/2018	3,048	—	2,950	(27,028)	(21,030)	37,866	—	36,315	(317,312)	(243,131)
12/31/2017	3,605	—	2,100	(7,030)	(1,325)	43,817	—	25,192	(89,179)	(20,170)
Solution 2040
Class ADV
12/31/2018	304,877	—	48,857	(254,667)	99,067	5,010,093	—	781,717	(4,144,987)	1,646,823
12/31/2017	336,474	—	10,641	(175,506)	171,609	5,328,978	—	170,047	(2,829,354)	2,669,671
Class I
12/31/2018	271,973	—	33,899	(261,598)	44,274	4,606,311	—	556,292	(4,571,742)	590,861
12/31/2017	347,672	—	9,225	(108,903)	247,994	5,520,587	—	150,736	(1,752,433)	3,918,890
Class S
12/31/2018	222,660	—	39,803	(123,720)	138,743	3,757,941	—	648,392	(2,057,828)	2,348,505
12/31/2017	361,532	—	8,912	(201,286)	169,158	5,704,597	—	144,738	(3,264,564)	2,584,771
Class S2
12/31/2018	31,436	—	4,892	(12,690)	23,638	527,989	—	78,518	(220,984)	385,523
12/31/2017	34,887	—	778	(6,193)	29,472	562,954	—	12,471	(99,361)	476,064
Class T
12/31/2018	581	—	85	(614)	52	9,296	—	1,366	(9,596)	1,066
12/31/2017	331	—	13	(9)	335	5,388	—	207	(154)	5,441
Solution 2045
Class ADV
12/31/2018	1,092,978	—	865,338	(3,355,704)	(1,397,388)	13,079,599	—	10,228,294	(39,780,511)	(16,472,618)
12/31/2017	1,148,545	—	541,031	(3,962,418)	(2,272,842)	13,187,351	—	6,243,500	(45,636,936)	(26,206,085)
Class I
12/31/2018	3,395,741	—	1,265,892	(3,372,017)	1,289,616	42,392,725	—	15,367,932	(42,285,089)	15,475,568
12/31/2017	3,343,846	—	703,860	(1,311,150)	2,736,556	39,726,370	—	8,340,738	(15,678,311)	32,388,797
Class S
12/31/2018	1,558,711	—	1,272,721	(4,448,167)	(1,616,735)	19,002,680	—	15,247,200	(54,821,878)	(20,571,998)
12/31/2017	1,531,641	—	824,098	(4,770,307)	(2,414,568)	17,937,145	—	9,641,941	(55,598,747)	(28,019,661)
Class S2
12/31/2018	134,268	—	48,031	(262,214)	(79,915)	1,586,988	—	561,006	(3,100,369)	(952,375)
12/31/2017	146,757	—	41,997	(587,995)	(399,241)	1,670,246	—	478,768	(6,863,864)	(4,714,850)
Class T
12/31/2018	3,217	—	2,534	(25,041)	(19,290)	39,351	—	30,897	(285,333)	(215,085)
12/31/2017	3,030	—	1,374	(2,766)	1,638	36,314	—	16,349	(34,858)	17,805
Solution 2050
Class ADV
12/31/2018	304,671	—	29,494	(178,570)	155,595	5,185,040	—	489,007	(2,999,258)	2,674,789
12/31/2017	264,981	—	6,506	(87,124)	184,363	4,224,246	—	104,813	(1,397,537)	2,931,522
Class I
12/31/2018	306,052	—	21,043	(227,231)	99,864	5,338,713	—	359,200	(3,998,614)	1,699,299
12/31/2017	258,937	—	5,487	(41,352)	223,072	4,231,596	—	90,649	(691,523)	3,630,722
Class S
12/31/2018	209,421	—	17,993	(114,350)	113,064	3,607,249	—	304,081	(1,955,852)	1,955,478
12/31/2017	188,908	—	4,160	(77,130)	115,938	3,080,202	—	68,182	(1,274,572)	1,873,812
Class S2
12/31/2018	19,959	—	1,374	(10,248)	11,085	341,505	—	22,915	(178,100)	186,320
12/31/2017	12,224	—	306	(4,519)	8,011	198,794	—	4,960	(74,353)	129,401
Class T
12/31/2018	764	—	43	(592)	215	12,814	—	714	(10,312)	3,216
12/31/2017	518	—	6	(10)	514	8,562	—	98	(155)	8,505
69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2055
Class ADV
12/31/2018	573,495	—	152,610	(785,590)	(59,485)	8,107,105	—	2,141,118	(11,025,011)	(776,788)
12/31/2017	655,026	—	92,468	(965,030)	(217,536)	8,716,067	—	1,246,472	(12,864,981)	(2,902,442)
Class I
12/31/2018	1,988,921	—	286,227	(1,090,603)	1,184,545	28,836,328	—	4,093,046	(15,958,578)	16,970,796
12/31/2017	1,701,510	—	141,828	(403,399)	1,439,939	23,353,725	—	1,945,879	(5,572,271)	19,727,333
Class S
12/31/2018	773,431	—	183,164	(1,000,675)	(44,080)	11,027,413	—	2,589,944	(14,332,928)	(715,571)
12/31/2017	797,872	—	116,435	(1,076,062)	(161,755)	10,767,683	—	1,581,186	(14,390,753)	(2,041,884)
Class S2
12/31/2018	68,323	—	10,816	(83,181)	(4,042)	962,735	—	152,185	(1,167,461)	(52,541)
12/31/2017	92,134	—	6,862	(118,763)	(19,767)	1,245,259	—	92,706	(1,627,487)	(289,522)
Class T
12/31/2018	238	—	69	(1,024)	(717)	3,371	—	983	(14,629)	(10,275)
12/31/2017	328	—	51	(230)	149	4,593	—	702	(3,116)	2,179
Solution 2060
Class ADV
12/31/2018	265,744	—	21,676	(106,138)	181,282	3,209,446	—	257,511	(1,288,854)	2,178,103
12/31/2017	202,745	—	3,872	(82,080)	124,537	2,333,115	—	44,610	(927,573)	1,450,152
Class I
12/31/2018	210,814	—	10,538	(151,215)	70,137	2,548,696	—	126,662	(1,857,583)	817,775
12/31/2017	142,758	—	2,787	(30,905)	114,640	1,643,865	—	32,383	(356,198)	1,320,050
Class S
12/31/2018	190,206	—	17,250	(106,657)	100,799	2,296,529	—	205,097	(1,256,273)	1,245,353
12/31/2017	220,422	—	4,659	(77,534)	147,547	2,498,807	—	53,670	(908,917)	1,643,560
Class S2
12/31/2018	13,934	—	1,122	(5,977)	9,079	166,640	—	13,337	(71,667)	108,310
12/31/2017	16,697	—	181	(5,390)	11,488	192,176	—	2,093	(62,345)	131,924
Class T
12/31/2018	—	—	17	—	17	—	—	197	—	197
12/31/2017	—*	—	5	(1)	4	(1)	—	62	(11)	50

*
Share amount is less than 0.500 per share or $0.50.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$234,832	$563,817	$66,192	$150,636
Solution Balanced	1,352,172	1,695,402	811,490	935,588
Solution Conservative	478,277	128,952	341,352	97,539
Solution Income	13,581,676	5,255,698	9,886,199	1,400,588
Solution Moderately Aggressive	15,280,521	26,503,700	9,748,419	7,847,569
Solution Moderately Conservative	832,215	514,108	693,006	—
Solution 2020	1,035,295	1,130,733	482,935	423,673
Solution 2025	21,872,437	21,963,873	17,212,488	24,787,626
Solution 2030	1,020,513	1,106,355	281,217	306,452
Solution 2035	18,163,767	32,580,024	13,810,357	22,983,362
Solution 2040	831,150	1,235,549	199,452	278,849
Solution 2045	13,096,105	28,339,224	7,145,424	17,575,872
Solution 2050	457,960	718,247	109,808	158,978
Solution 2055	2,967,858	6,009,418	1,562,373	3,304,572
Solution 2060	286,753	316,051	62,957	69,861

70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/(Depreciation)
Solution Aggressive	$290,632	$1,454,134	$(2,633,146)
Solution Balanced	1,264,773	3,343,672	(5,803,876)
Solution Conservative	387,027	144,936	(1,072,486)
Solution Income	10,225,938	5,951,466	(26,951,099)
Solution Moderately Aggressive	13,613,830	46,645,759	(71,463,642)
Solution Moderately Conservative	736,441	738,052	(2,524,519)
Solution 2020	815,090	1,493,656	(2,743,475)
Solution 2025	19,360,619	45,136,785	(73,292,013)

Solution 2030	759,452	2,321,982	(3,896,795)
Solution 2035	18,532,484	62,122,792	(83,285,070)
Solution 2040	556,744	2,058,201	(3,530,320)
Solution 2045	12,671,579	55,712,671	(73,606,270)
Solution 2050	400,912	1,821,542	(3,459,129)
Solution 2055	3,575,512	16,560,850	(24,840,422)
Solution 2060	222,579	851,809	(1,824,359)
At December 31, 2018, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:
	Solution Aggressive	Solution Balanced	Solution Conservative	Solution Income	Solution Moderately Aggressive	Solution Moderately Conservative
Distributions from net investment income:
Class ADV	$(10,735)	$(215,300)	$(169,438)	$(3,761,189)	$(301,993)	$(196,049)
Class I	(2,617)	(74,182)	(1,908)	(2,203,622)	(83,485)	(636)
Class R6	(25,471)	(143,410)	(52,764)	—	(73,824)	(30,444)
Class S	(24,175)	(350,819)	(103,928)	(3,708,171)	(9,267,927)	(445,570)
Class S2	(3,194)	(27,779)	(13,314)	(211,040)	(21,190)	(20,307)
Class T	—	—	—	(2,177)	—	—
	$(66,192)	$(811,490)	$(341,352)	$(9,886,199)	$(9,748,419)	$(693,006)
Distributions from net realized gains:
Class ADV	$(38,660)	$(308,304)	$(51,575)	$(591,484)	$(296,003)	$—
Class I	(4,496)	(70,860)	(463)	(266,332)	(56,591)	—
Class R6	(43,697)	(136,987)	(12,783)	—	(50,019)	—
Class S	(56,340)	(389,772)	(29,058)	(509,978)	(7,427,819)	—
Class S2	(7,443)	(29,665)	(3,660)	(32,163)	(17,137)	—
Class T	—	—	—	(631)	—	—
	$(150,636)	$(935,588)	$(97,539)	$(1,400,588)	$(7,847,569)	$—
Undistributed net investment income at end of year	$167,780	$1,033,518	$332,597	$9,117,000	$11,497,005	$635,900

71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Solution 2020	Solution 2025	Solution 2030	Solution 2035	Solution 2040	Solution 2045
Distributions from net investment income:
Class ADV	$(130,093)	$(5,009,214)	$(84,233)	$(3,456,441)	$(39,286)	$(1,463,320)
Class I	(96,738)	(4,924,333)	(58,032)	(4,515,290)	(46,566)	(2,774,509)
Class S	(86,715)	(6,930,538)	(55,605)	(5,536,220)	(41,477)	(2,779,697)
Class S2	(2,729)	(337,961)	(2,095)	(294,989)	(3,488)	(124,295)
Class T	(80)	(10,442)	(62)	(7,417)	(58)	(3,603)
	$(316,355)	$(17,212,488)	$(200,027)	$(13,810,357)	$(130,875)	$(7,145,424)
Distributions from net realized gains:
Class ADV	$(266,322)	$(8,261,983)	$(178,355)	$(6,886,293)	$(130,761)	$(4,780,180)
Class I	(156,426)	(6,125,343)	(98,063)	(6,405,075)	(104,170)	(5,566,229)
Class S	(161,782)	(9,833,333)	(105,944)	(9,133,000)	(103,261)	(6,862,244)
Class S2	(5,526)	(546,738)	(5,093)	(541,219)	(8,983)	(354,473)
Class T	(197)	(20,229)	(187)	(17,775)	(251)	(12,746)
	$(590,253)	$(24,787,626)	$(387,642)	$(22,983,362)	$(347,426)	$(17,575,872)
Undistributed net investment income at end of year	$575,661	$17,027,322	$494,550	$15,371,266	$357,401	$9,601,286

	Solution 2050	Solution 2055	Solution 2060
Distributions from net investment income:
Class ADV	$(21,251)	$(323,990)	$(7,401)
Class I	(24,994)	(710,484)	(7,285)
Class S	(16,722)	(501,577)	(11,691)
Class S2	(1,116)	(26,141)	(373)
Class T	(15)	(181)	—
	$(64,098)	$(1,562,373)	$(26,750)
Distributions from net realized gains:
Class ADV	$(83,562)	$(922,482)	$(37,209)
Class I	(65,655)	(1,235,395)	(25,098)
Class S	(51,460)	(1,079,609)	(41,979)
Class S2	(3,844)	(66,565)	(1,720)
Class T	(167)	(521)	(62)
	$(204,688)	$(3,304,572)	$(106,068)
Undistributed net investment income at end of year	$213,656	$2,375,258	$99,095

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement
(“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 12 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

72

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
1,722		iShares 1-3 Year Treasury Bond ETF	$143,994	1.0
2,378		iShares 20+ Year Treasury Bond ETF	288,951	2.0
3,923		iShares Russell 1000 Value ETF	435,648	2.9
1,375		Vanguard Global ex-U.S. Real Estate ETF	72,064	0.5
968		Vanguard Real Estate ETF	72,184	0.5
		Total Exchange-Traded Funds (Cost $1,038,097)	1,012,841	6.9
MUTUAL FUNDS: 93.1%
		Affiliated Investment Companies: 91.6%
13,543		Voya Emerging Markets Index Portfolio - Class I	144,370	1.0
44,353		Voya Index Plus LargeCap Portfolio - Class I	1,092,846	7.5
14,989		Voya Intermediate Bond Fund - Class R6	146,293	1.0
88,360		Voya International Index Portfolio - Class I	797,012	5.5
32,994		Voya Large Cap Value Fund - Class R6	365,899	2.5
21,185		Voya Large-Cap Growth Fund - Class R6	801,846	5.5
54,000	(1)	Voya MidCap Opportunities Portfolio - Class I	657,178	4.5
82,029		Voya Multi-Manager Emerging Markets Equity Fund - Class I	871,152	6.0
132,870		Voya Multi-Manager International Equity Fund - Class I	1,306,114	8.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
93,428	Voya Multi-Manager International Factors Fund - Class I	$796,941	5.5
120,133	Voya Multi-Manager Mid Cap Value Fund - Class I	1,018,729	7.0
12,280	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	364,843	2.5
64,751	Voya Small Company Portfolio - Class I	1,019,831	7.0
28,126	Voya U.S. Bond Index Portfolio - Class I	289,975	2.0
35,037	Voya U.S. High Dividend Low Volatility Fund - Class I	364,035	2.5
79,906	Voya U.S. Stock Index Portfolio - Class I	1,110,696	7.6
63,308	VY® Invesco Comstock Portfolio - Class I	1,109,150	7.6
14,008	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,093,166	7.5
		13,350,076	91.6
	Unaffiliated Investment Companies: 1.5%
48,664	Credit Suisse Commodity Return Strategy Fund - Class I	213,633	1.5
	Total Mutual Funds (Cost $15,853,550)	13,563,709	93.1
	Total Investments in Securities (Cost $16,891,647)	$14,576,550	100.0
	Assets in Excess of Other Liabilities	6,418	0.0
	Net Assets	$14,582,968	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,012,841	$—	$—	$1,012,841
Mutual Funds	13,563,709	—	—	13,563,709
Total Investments, at fair value	$14,576,550	$—	$—	$14,576,550

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$417,044	$271,925	$(496,108)	$(48,491)	$144,370	$10,662	$2,428	$—
Voya Index Plus LargeCap Portfolio - Class I	420,037	1,153,266	(269,515)	(210,942)	1,092,846	17,058	41,111	89,899
Voya Intermediate Bond Fund - Class R6	274,577	172,601	(300,670)	(215)	146,293	8,979	(11,631)	—
Voya International Index Portfolio - Class I	285,186	1,100,543	(444,397)	(144,320)	797,012	26,414	(26,358)	—
Voya Large Cap Growth Portfolio - Class I	1,398,332	440,424	(1,719,155)	(119,601)	—	5,394	130,148	112,219
Voya Large Cap Value Fund - Class R6	773,295	423,625	(763,459)	(67,562)	365,899	9,053	(10,206)	30,764
Voya Large-Cap Growth Fund - Class R6	—	1,056,071	(80,521)	(173,704)	801,846	3,776	(6,359)	48,635
Voya MidCap Opportunities Portfolio - Class I	696,517	393,899	(276,970)	(156,268)	657,178	—	29,230	74,037
Voya Multi-Manager Emerging Markets Equity Fund - Class I	627,741	949,595	(443,010)	(263,174)	871,152	9,249	35,810	—
Voya Multi-Manager International Equity Fund - Class I	1,728,023	779,753	(776,735)	(424,927)	1,306,114	18,799	116,611	53,206
Voya Multi-Manager International Factors Fund - Class I	763,207	437,751	(202,133)	(201,884)	796,941	22,330	23,197	33,774
Voya Multi-Manager Large Cap Core Portfolio - Class I	1,268,052	225,849	(1,381,199)	(112,702)	—	—	72,852	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,031,753	713,021	(348,304)	(377,741)	1,018,729	12,962	26,616	160,778
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	345,836	203,114	(96,090)	(88,017)	364,843	2,455	26,735	40,795
Voya Small Company Portfolio - Class I	957,412	705,737	(332,872)	(310,446)	1,019,831	5,457	(27,887)	157,905
Voya U.S. Bond Index Portfolio - Class I	—	328,913	(43,834)	4,896	289,975	808	528	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	493,300	(94,987)	(34,278)	364,035	6,515	3,982	13,449
Voya U.S. Stock Index Portfolio - Class I	489,683	1,486,854	(682,575)	(183,266)	1,110,696	20,486	13,297	64,122
VY® Clarion Global Real Estate Portfolio - Class I	139,646	54,330	(189,001)	(4,975)	—	8,452	(7,272)	—
VY® Clarion Real Estate Portfolio - Class I	136,892	625	(133,584)	(3,933)	—	—	(1,498)	—
VY® Invesco Comstock Portfolio - Class I	702,918	842,622	(210,542)	(225,848)	1,109,150	19,115	67,864	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	412,015	1,222,646	(300,076)	(241,419)	1,093,166	2,693	13,404	183,102
	$12,868,166	$13,456,464	$(9,585,737)	$(3,388,817)	$13,350,076	$210,657	$512,602	$1,062,685

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $17,209,697.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$16,445
Gross Unrealized Depreciation	(2,649,591)
Net Unrealized Depreciation	$(2,633,146)

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.1%
17,944		iShares 1-3 Year Treasury Bond ETF	$1,500,477	3.0
8,261		iShares 20+ Year Treasury Bond ETF	1,003,794	2.0
18,168		iShares Russell 1000 Value ETF	2,017,556	4.1
4,775		Vanguard Global ex-U.S. Real Estate ETF	250,258	0.5
3,361		Vanguard Real Estate ETF	250,630	0.5
		Total Exchange-Traded Funds (Cost $5,102,063)	5,022,715	10.1
MUTUAL FUNDS: 89.9%
		Affiliated Investment Companies: 88.4%
47,045		Voya Emerging Markets Index Portfolio - Class I	501,500	1.0
263,747		Voya Floating Rate Fund - Class I	2,479,223	5.0
506,466		Voya Intermediate Bond Fund - Class R6	4,943,107	9.9
109,449		Voya International Index Portfolio - Class I	987,233	2.0
132,461		Voya Large Cap Value Fund - Class R6	1,468,991	2.9
46,083		Voya Large-Cap Growth Fund - Class R6	1,744,257	3.5
82,036	(1)	Voya MidCap Opportunities Portfolio - Class I	998,375	2.0
139,526		Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,481,767	3.0
227,105		Voya Multi-Manager International Equity Fund - Class I	2,232,440	4.5
232,278		Voya Multi-Manager International Factors Fund - Class I	1,981,328	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
117,322	Voya Multi-Manager Mid Cap Value Fund - Class I	$994,894	2.0
100,777	Voya Short Term Bond Fund - Class R6	972,495	1.9
126,481	Voya Small Company Portfolio - Class I	1,992,070	4.0
360,556	Voya U.S. Bond Index Portfolio - Class I	3,717,329	7.4
167,678	Voya U.S. High Dividend Low Volatility Fund - Class I	1,742,179	3.5
217,343	Voya U.S. Stock Index Portfolio - Class I	3,021,068	6.0
228,537	VY® Goldman Sachs Bond Portfolio - Class I	2,223,660	4.5
173,125	VY® Invesco Comstock Portfolio - Class I	3,033,155	6.1
201,588	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	5,086,070	10.2
31,922	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,491,206	5.0
		44,092,347	88.4
	Unaffiliated Investment Companies: 1.5%
168,966	Credit Suisse Commodity Return Strategy Fund - Class I	741,760	1.5
	Total Mutual Funds (Cost $49,624,437)	44,834,107	89.9
	Total Investments in Securities (Cost $54,726,500)	$49,856,822	100.0
	Assets in Excess of Other Liabilities	3,333	0.0
	Net Assets	$49,860,155	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,022,715	$—	$—	$5,022,715
Mutual Funds	44,834,107	—	—	44,834,107
Total Investments, at fair value	$49,856,822	$—	$—	$49,856,822

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2018 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,577,026	$1,088,832	$(1,951,734)	$(212,624)	$501,500	$39,890	$55,660	$—
Voya Floating Rate Fund - Class I	3,112,722	589,758	(1,132,860)	(90,397)	2,479,223	122,050	(18,557)	—
Voya High Yield Bond Fund - Class R6	2,497,363	308,192	(2,777,278)	(28,277)	—	69,236	(42,126)	—
Voya Intermediate Bond Fund - Class R6	6,225,802	2,407,052	(3,581,011)	(108,736)	4,943,107	185,993	(116,323)	—
Voya International Index Portfolio - Class I	1,880,909	420,552	(980,141)	(334,087)	987,233	45,574	60,936	—
Voya Large Cap Growth Portfolio - Class I	3,170,880	493,138	(3,389,446)	(274,572)	—	12,277	314,043	255,398
Voya Large Cap Value Fund - Class R6	3,216,298	901,837	(2,243,947)	(405,197)	1,468,991	35,071	111,206	121,253
Voya Large-Cap Growth Fund - Class R6	—	2,260,713	(130,112)	(386,344)	1,744,257	8,275	(14,632)	106,582
Voya MidCap Opportunities Portfolio - Class I	2,527,447	464,292	(1,558,885)	(434,479)	998,375	—	223,470	134,887
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,259,190	1,774,322	(949,833)	(601,912)	1,481,767	15,810	163,788	—
Voya Multi-Manager International Equity Fund - Class I	2,194,211	1,258,199	(597,281)	(622,689)	2,232,440	32,404	100,061	91,711
Voya Multi-Manager International Factors Fund - Class I	3,146,700	623,930	(1,178,354)	(610,948)	1,981,328	56,005	172,859	84,707
Voya Multi-Manager Large Cap Core Portfolio - Class I	3,834,317	270,333	(3,736,123)	(368,527)	—	—	285,602	—
Voya Multi-Manager Mid Cap Value Fund - Class I	2,495,475	553,459	(1,547,970)	(506,070)	994,894	14,894	90,184	184,748
Voya Short Term Bond Fund - Class R6	1,240,195	342,584	(604,434)	(5,850)	972,495	28,520	(12,268)	—
Voya Small Company Portfolio - Class I	2,481,298	931,419	(754,112)	(666,535)	1,992,070	11,671	(21,167)	337,727
Voya U.S. Bond Index Portfolio - Class I	2,797,813	2,196,149	(1,289,120)	12,487	3,717,329	71,494	(69,419)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	2,263,553	(365,625)	(155,749)	1,742,179	31,769	13,283	64,906
Voya U.S. Stock Index Portfolio - Class I	1,278,223	4,359,583	(2,137,172)	(479,566)	3,021,068	55,600	130	182,714
VY® Clarion Global Real Estate Portfolio - Class I	633,299	90,564	(705,283)	(18,580)	—	30,220	(29,413)	—
VY® Clarion Real Estate Portfolio - Class I	620,753	642	(600,455)	(20,940)	—	—	(3,464)	—
VY® Goldman Sachs Bond Portfolio - Class I	2,793,114	566,186	(1,080,354)	(55,286)	2,223,660	56,242	(50,468)	—
VY® Invesco Comstock Portfolio - Class I	2,231,187	2,144,871	(701,814)	(641,089)	3,033,155	52,215	213,489	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	6,196,389	1,263,592	(1,931,839)	(442,072)	5,086,070	127,648	(24,775)	401,484
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,557,361	2,272,486	(680,346)	(658,295)	2,491,206	6,319	163,232	429,821
	$58,967,972	$29,846,238	$(36,605,529)	$(8,116,334)	$44,092,347	$1,109,177	$1,565,331	$2,395,938

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(112,605)
Total	$(112,605)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$4,451
Total	$4,451

See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $55,660,697.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$44,665
Gross Unrealized Depreciation	(5,848,541)
Net Unrealized Depreciation	$(5,803,876)

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.4%
9,188		iShares 1-3 Year Treasury Bond ETF	$768,301	4.5
2,820		iShares 20+ Year Treasury Bond ETF	342,658	2.0
16,035		Schwab U.S. TIPS ETF	853,864	4.9
		Total Exchange-Traded Funds (Cost $1,951,107)	1,964,823	11.4
MUTUAL FUNDS: 88.6%
		Affiliated Investment Companies: 86.6%
127,723		Voya Floating Rate Fund - Class I	1,200,592	7.0
54,893		Voya Global Bond Fund - Class R6	515,446	3.0
219,595		Voya Intermediate Bond Fund - Class R6	2,143,245	12.5
18,994		Voya International Index Portfolio - Class I	171,329	1.0
54,396		Voya Large Cap Value Fund - Class R6	603,247	3.5
11,386		Voya Large-Cap Growth Fund - Class R6	430,970	2.5
14,187	(1)	Voya MidCap Opportunities Portfolio - Class I	172,651	1.0
24,240		Voya Multi-Manager Emerging Markets Equity Fund - Class I	257,428	1.5
40,182		Voya Multi-Manager International Factors Fund - Class I	342,753	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
20,291	Voya Multi-Manager Mid Cap Value Fund - Class I	$172,067	1.0
355,576	Voya Short Term Bond Fund - Class R6	3,431,310	20.0
191,312	Voya U.S. Bond Index Portfolio - Class I	1,972,431	11.5
37,771	Voya U.S. Stock Index Portfolio - Class I	525,021	3.0
166,933	VY® Goldman Sachs Bond Portfolio - Class I	1,624,256	9.4
52,253	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,318,352	7.7
		14,881,098	86.6
	Unaffiliated Investment Companies: 2.0%
76,971	Credit Suisse Commodity Return Strategy Fund - Class I	337,901	2.0
	Total Mutual Funds (Cost $15,971,997)	15,218,999	88.6
	Total Investments in Securities (Cost $17,923,104)	$17,183,822	100.0
	Assets in Excess of Other Liabilities	4,849	0.0
	Net Assets	$17,188,671	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,964,823	$—	$—	$1,964,823
Mutual Funds	15,218,999	—	—	15,218,999
Total Investments, at fair value	$17,183,822	$—	$—	$17,183,822

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$423,959	$39,007	$(429,439)	$(33,527)	$—	$—	$38,151	$—
Voya Floating Rate Fund - Class I	1,163,831	436,175	(359,915)	(39,499)	1,200,592	49,522	(9,173)	—
Voya Global Bond Fund - Class R6	501,888	176,829	(145,028)	(18,243)	515,446	10,575	(1,013)	—
Voya High Yield Bond Fund - Class R6	1,085,080	248,928	(1,310,953)	(23,055)	—	31,703	(8,167)	—
Voya Intermediate Bond Fund - Class R6	1,664,476	1,271,703	(755,952)	(36,982)	2,143,245	60,965	(25,441)	—
Voya International Index Portfolio - Class I	177,682	493,847	(467,184)	(33,016)	171,329	8,556	(17,670)	—
Voya Large Cap Growth Portfolio - Class I	335,744	219,053	(544,146)	(10,651)	—	2,478	14,447	51,558
Voya Large Cap Value Fund - Class R6	501,666	369,933	(173,985)	(94,367)	603,247	9,875	(1,142)	44,973
Voya Large-Cap Growth Fund - Class R6	—	544,784	(28,735)	(85,079)	430,970	1,859	(1,839)	23,943
Voya MidCap Opportunities Portfolio - Class I	337,136	133,602	(235,129)	(62,958)	172,651	—	25,843	22,933
Voya Multi-Manager Emerging Markets Equity Fund - Class I	—	643,201	(370,154)	(15,619)	257,428	2,493	(36,947)	—
Voya Multi-Manager International Factors Fund - Class I	—	453,142	(41,807)	(68,582)	342,753	8,804	(2,350)	13,316
Voya Multi-Manager Mid Cap Value Fund - Class I	333,740	152,782	(237,447)	(77,008)	172,067	2,811	2,941	34,872
Voya Short Term Bond Fund - Class R6	3,320,845	1,274,585	(1,134,894)	(29,226)	3,431,310	83,801	(21,707)	—
Voya U.S. Bond Index Portfolio - Class I	1,496,686	1,051,643	(562,086)	(13,812)	1,972,431	36,512	(19,658)	—
Voya U.S. Stock Index Portfolio - Class I	427,222	810,944	(623,019)	(90,126)	525,021	9,658	11,789	34,389
VY® BlackRock Inflation Protected Bond Portfolio - Class I	833,616	214,364	(1,035,457)	(12,523)	—	16,286	(18,094)	—
VY® Goldman Sachs Bond Portfolio - Class I	1,329,885	763,264	(425,229)	(43,664)	1,624,256	33,558	(10,370)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,657,138	596,170	(805,316)	(129,640)	1,318,352	31,324	27,837	85,102
	$15,590,594	$9,893,956	$(9,685,875)	$(917,577)	$14,881,098	$400,780	$(52,563)	$311,086

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $18,256,308.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$16,716
Gross Unrealized Depreciation	(1,089,202)
Net Unrealized Depreciation	$(1,072,486)

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.9%
41,429		iShares 1-3 Year Treasury Bond ETF	$3,464,293	1.0
455,491		Schwab U.S. TIPS ETF	24,254,896	6.9
33,069		Vanguard Global ex-U.S. Real Estate ETF	1,733,146	0.5
23,282		Vanguard Real Estate ETF	1,736,139	0.5
		Total Exchange-Traded Funds (Cost $31,568,974)	31,188,474	8.9
MUTUAL FUNDS: 90.8%
		Affiliated Investment Companies: 89.3%
1,847,271		Voya Floating Rate Fund - Class I	17,364,349	5.0
1,111,501		Voya Global Bond Fund - Class R6	10,436,997	3.0
4,267,775		Voya Intermediate Bond Fund - Class R6	41,653,488	11.9
768,754		Voya International Index Portfolio - Class I	6,934,165	2.0
1,258,473		Voya Large Cap Value Fund - Class R6	13,956,462	4.0
368,795		Voya Large-Cap Growth Fund - Class R6	13,958,905	4.0
287,224	(1)	Voya MidCap Opportunities Portfolio - Class I	3,495,513	1.0
981,431		Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,422,802	3.0
2,033,577		Voya Multi-Manager International Factors Fund - Class I	17,346,411	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
410,839	Voya Multi-Manager Mid Cap Value Fund - Class I	$3,483,914	1.0
3,598,484	Voya Short Term Bond Fund - Class R6	34,725,373	9.9
4,878,154	Voya U.S. Bond Index Portfolio - Class I	50,293,766	14.4
1,174,207	Voya U.S. High Dividend Low Volatility Fund - Class I	12,200,015	3.5
253,223	Voya U.S. Stock Index Portfolio - Class I	3,519,805	1.0
3,735,037	VY® Goldman Sachs Bond Portfolio - Class I	36,341,907	10.4
1,410,621	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	35,589,968	10.2
		311,723,840	89.3
	Unaffiliated Investment Companies: 1.5%
1,170,313	Credit Suisse Commodity Return Strategy Fund - Class I	5,137,672	1.5
	Total Mutual Funds (Cost $336,227,187)	316,861,512	90.8
	Total Investments in Securities (Cost $367,796,161)	$348,049,986	99.7
	Assets in Excess of Other Liabilities	1,042,425	0.3
	Net Assets	$349,092,411	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$31,188,474	$—	$—	$31,188,474
Mutual Funds	316,861,512	—	—	316,861,512
Total Investments, at fair value	$348,049,986	$—	$—	$348,049,986
Other Financial Instruments+
Futures	470,871	—	—	470,871
Total Assets	$348,520,857	$—	$—	$348,520,857
Liabilities Table
Other Financial Instruments+
Futures	$(211,639)	$—	$—	$(211,639)
Total Liabilities	$(211,639)	$—	$—	$(211,639)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the following futures contracts were outstanding for Voya Solution Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	28	03/15/19	$3,507,280	$(135,204)
U.S. Treasury 2-Year Note	16	03/29/19	3,397,000	13,955
U.S. Treasury Ultra Long Bond	43	03/20/19	6,908,219	250,622
			$13,812,499	$129,373
Short Contracts
Mini MSCI Emerging Markets Index	(71)	03/15/19	(3,432,140)	(2,846)
MSCI EAFE Mini Index	(40)	03/15/19	(3,432,000)	60,536
S&P Mid 400 E-Mini	(21)	03/15/19	(3,490,620)	145,758
U.S. Treasury 10-Year Note	(28)	03/20/19	(3,416,438)	(73,589)
			$(13,771,198)	$129,859

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$4,369,369	$34,682	$(3,828,022)	$(576,029)	$—	$—	$622,540	$—
Voya Floating Rate Fund - Class I	21,586,996	2,010,150	(5,685,594)	(547,203)	17,364,349	853,833	(196,328)	—
Voya Global Bond Fund - Class R6	12,978,976	970,011	(3,053,262)	(458,728)	10,436,997	250,830	(6,857)	—
Voya High Yield Bond Fund - Class R6	8,660,236	434,884	(8,979,734)	(115,386)	—	245,328	(133,058)	—
Voya Intermediate Bond Fund - Class R6	47,489,503	8,130,941	(12,710,107)	(1,256,849)	41,653,488	1,482,299	(427,542)	—
Voya International Index Portfolio - Class I	8,693,125	1,657,983	(2,135,765)	(1,281,178)	6,934,165	217,985	27,055	—
Voya Large Cap Growth Portfolio - Class I	23,998,593	2,446,095	(24,804,286)	(1,640,402)	—	99,421	1,957,403	2,068,249
Voya Large Cap Value Fund - Class R6	15,305,707	5,456,873	(3,793,939)	(3,012,179)	13,956,462	265,352	636,740	1,113,190
Voya Large-Cap Growth Fund - Class R6	—	17,889,589	(919,233)	(3,011,451)	13,958,905	64,422	(86,874)	829,742
Voya MidCap Opportunities Portfolio - Class I	6,574,390	970,432	(3,242,074)	(807,235)	3,495,513	—	225,586	383,725
Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,723,481	7,219,484	(2,730,137)	(2,790,026)	10,422,802	108,016	312,725	—
Voya Multi-Manager International Factors Fund - Class I	21,814,211	4,445,906	(4,887,038)	(4,026,668)	17,346,411	476,765	267,193	721,097
Voya Multi-Manager Large Cap Core Portfolio - Class I	10,975,633	343,729	(10,027,952)	(1,291,410)	—	—	1,057,680	—
Voya Multi-Manager Mid Cap Value Fund - Class I	6,488,658	1,193,791	(3,007,854)	(1,190,681)	3,483,914	40,585	64,813	503,403
Voya Short Term Bond Fund - Class R6	42,994,885	3,467,652	(11,476,791)	(260,373)	34,725,373	993,038	(367,704)	—
Voya U.S. Bond Index Portfolio - Class I	45,265,975	19,265,430	(13,641,082)	(596,557)	50,293,766	1,116,208	(517,702)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	16,068,730	(2,824,700)	(1,044,015)	12,200,015	216,570	134,069	442,152
Voya U.S. Stock Index Portfolio - Class I	10,885,254	6,897,018	(13,226,138)	(1,036,329)	3,519,805	76,891	217,613	645,850
VY® BlackRock Inflation Protected Bond Portfolio - Class I	30,281,288	2,126,748	(32,085,244)	(322,792)	—	581,030	(721,601)	—
VY® Clarion Global Real Estate Portfolio - Class I	4,392,367	324,554	(4,581,954)	(134,967)	—	214,139	(194,156)	—
VY® Clarion Real Estate Portfolio - Class I	4,303,500	2,741	(4,018,909)	(287,332)	—	—	116,762	—
VY® Goldman Sachs Bond Portfolio - Class I	47,332,314	3,816,975	(13,423,511)	(1,383,871)	36,341,907	929,893	(396,914)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	36,513,042	12,245,448	(10,214,187)	(2,954,335)	35,589,968	866,484	(213,999)	2,844,866
	$419,627,503	$117,419,846	$(195,297,513)	$(30,025,996)	$311,723,840	$9,099,089	$2,377,444	$9,552,274

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$206,294
Interest rate contracts	Net Assets — Unrealized appreciation*	264,577
Total Asset Derivatives		$470,871
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$138,050
Interest rate contracts	Net Assets — Unrealized depreciation*	73,589
Total Liability Derivatives		$211,639

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(510,951)
Interest rate contracts	(12,759)
Total	$(523,710)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$84,971
Interest rate contracts	190,988
Total	$275,959

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $375,260,317.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$227,413
Gross Unrealized Depreciation	(27,178,512)
Net Unrealized Depreciation	$(26,951,099)

See Accompanying Notes to Financial Statements
82

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
66,224		iShares 1-3 Year Treasury Bond ETF	$5,537,651	1.0
251,439		iShares Russell 1000 Value ETF	27,922,301	4.9
52,862		Vanguard Global ex-U.S. Real Estate ETF	2,770,497	0.5
37,217		Vanguard Real Estate ETF	2,775,272	0.5
		Total Exchange-Traded Funds (Cost $39,911,330)	39,005,721	6.9
MUTUAL FUNDS: 92.6%
		Affiliated Investment Companies: 91.1%
1,566,706		Voya Emerging Markets Index Portfolio - Class I	16,701,089	3.0
2,966,026		Voya Floating Rate Fund - Class I	27,880,641	4.9
966,150		Voya Index Plus LargeCap Portfolio - Class I	23,805,927	4.2
3,284,789		Voya Intermediate Bond Fund - Class R6	32,059,541	5.7
3,087,890		Voya International Index Portfolio - Class I	27,852,771	4.9
1,521,859		Voya Large Cap Value Fund - Class R6	16,877,417	3.0
518,235		Voya Large-Cap Growth Fund - Class R6	19,615,183	3.5
2,075,836	(1)	Voya MidCap Opportunities Portfolio - Class I	25,262,930	4.5
3,151,430		Voya Multi-Manager Emerging Markets Equity Fund - Class I	33,468,184	5.9
3,972,763		Voya Multi-Manager International Equity Fund - Class I	39,052,256	6.9
3,265,112		Voya Multi-Manager International Factors Fund - Class I	27,851,401	4.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,968,861	Voya Multi-Manager Mid Cap Value Fund - Class I	$25,175,944	4.5
2,133,515	Voya Small Company Portfolio - Class I	33,602,865	6.0
1,081,265	Voya U.S. Bond Index Portfolio - Class I	11,147,844	2.0
1,077,507	Voya U.S. High Dividend Low Volatility Fund - Class I	11,195,298	2.0
1,228,777	Voya U.S. Stock Index Portfolio - Class I	17,079,999	3.0
2,433,659	VY® Invesco Comstock Portfolio - Class I	42,637,710	7.6
1,813,153	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	45,745,861	8.1
466,681	VY® T. Rowe Price Growth Equity Portfolio - Class I	36,419,761	6.5
		513,432,622	91.1
	Unaffiliated Investment Companies: 1.5%
1,870,067	Credit Suisse Commodity Return Strategy Fund - Class I	8,209,594	1.5
	Total Mutual Funds (Cost $582,998,184)	521,642,216	92.6
	Total Investments in Securities (Cost $622,909,514)	$560,647,937	99.5
	Assets in Excess of Other Liabilities	3,073,736	0.5
	Net Assets	$563,721,673	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$39,005,721	$—	$—	$39,005,721
Mutual Funds	521,642,216	—	—	521,642,216
Total Investments, at fair value	$560,647,937	$—	$—	$560,647,937

See Accompanying Notes to Financial Statements
83

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Other Financial Instruments+
Futures	761,763	—	—	761,763
Total Assets	$561,409,700	$—	$—	$561,409,700
Liabilities Table
Other Financial Instruments+
Futures	$(804,861)	$—	$—	$(804,861)
Total Liabilities	$(804,861)	$—	$—	$(804,861)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following futures contracts were outstanding for Voya Solution Moderately Aggressive Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	134	03/15/19	$16,784,840	$(670,254)
U.S. Treasury 2-Year Note	26	03/29/19	5,520,125	22,677
U.S. Treasury Ultra Long Bond	69	03/20/19	11,085,281	401,695
			$33,390,246	$(245,882)
Short Contracts
Mini MSCI Emerging Markets Index	(342)	03/15/19	(16,532,280)	(13,711)
MSCI EAFE Mini Index	(65)	03/15/19	(5,577,000)	96,893
S&P Mid 400 E-Mini	(34)	03/15/19	(5,651,480)	240,498
U.S. Treasury 10-Year Note	(46)	03/20/19	(5,612,718)	(120,896)
			$(33,373,478)	$202,784

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$28,722,711	$3,207,450	$(9,618,665)	$(5,610,407)	$16,701,089	$474,372	$2,285,594	$—
Voya Floating Rate Fund - Class I	35,327,319	3,975,903	(10,394,331)	(1,028,250)	27,880,641	1,429,680	(211,681)	—
Voya High Yield Bond Fund - Class R6	14,171,746	1,069,333	(14,926,082)	(314,997)	—	410,349	(105,536)	—
Voya Index Plus LargeCap Portfolio - Class I	21,629,704	12,183,986	(4,776,075)	(5,231,688)	23,805,927	428,750	1,153,116	2,259,657
Voya Intermediate Bond Fund - Class R6	49,459,974	12,319,369	(28,993,944)	(725,858)	32,059,541	1,292,725	(1,028,290)	—
Voya International Index Portfolio - Class I	21,341,642	16,966,794	(4,760,398)	(5,695,267)	27,852,771	903,564	217,663	—
Voya Large Cap Growth Portfolio - Class I	42,971,988	3,250,596	(42,703,936)	(3,518,648)	—	144,577	4,056,446	3,007,642
Voya Large Cap Value Fund - Class R6	38,900,620	6,458,935	(23,547,402)	(4,934,736)	16,877,417	422,289	1,549,755	1,337,006
Voya Large-Cap Growth Fund - Class R6	—	24,986,814	(873,187)	(4,498,444)	19,615,183	93,464	(69,921)	1,203,793
Voya MidCap Opportunities Portfolio - Class I	42,886,354	4,519,991	(15,728,747)	(6,414,668)	25,262,930	—	1,866,661	2,867,721
Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,284,209	34,855,483	(6,116,904)	(9,554,604)	33,468,184	358,267	1,446,346	—
Voya Multi-Manager International Equity Fund - Class I	53,349,145	6,271,688	(10,486,057)	(10,082,520)	39,052,256	569,199	673,663	1,610,970
Voya Multi-Manager International Factors Fund - Class I	46,413,888	4,669,973	(16,122,003)	(7,110,457)	27,851,401	790,438	798,553	1,195,522
See Accompanying Notes to Financial Statements
84

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2018 (continued)

Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Multi-Manager Large Cap Core Portfolio - Class I	36,034,537	835,495	(32,671,317)	(4,198,715)	—	—	3,321,987	—
Voya Multi-Manager Mid Cap Value Fund - Class I	42,477,357	6,893,672	(17,129,964)	(7,065,121)	25,175,944	302,760	(1,418,748)	3,755,369
Voya Small Company Portfolio - Class I	42,223,673	11,277,779	(8,264,184)	(11,634,403)	33,602,865	208,003	(318,861)	6,019,208
Voya U.S. Bond Index Portfolio - Class I	7,055,811	12,526,042	(8,732,309)	298,300	11,147,844	86,386	(312,074)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	14,452,906	(2,270,218)	(987,390)	11,195,298	208,190	97,902	418,812
Voya U.S. Stock Index Portfolio - Class I	21,268,052	18,411,404	(19,148,012)	(3,451,445)	17,079,999	340,963	681,774	1,791,214
VY® Clarion Global Real Estate Portfolio - Class I	7,187,624	649,558	(7,629,175)	(208,007)	—	355,893	(344,260)	—
VY® Clarion Real Estate Portfolio - Class I	7,042,853	—	(6,557,883)	(484,970)	—	—	206,548	—
VY® Invesco Comstock Portfolio - Class I	28,954,683	28,047,353	(6,637,279)	(7,727,047)	42,637,710	734,797	1,681,222	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	35,244,100	25,730,194	(10,649,538)	(4,578,895)	45,745,861	1,145,323	159,891	3,782,452
VY® T. Rowe Price Growth Equity Portfolio - Class I	21,103,324	31,882,755	(8,200,973)	(8,365,345)	36,419,761	96,501	859,848	6,562,843
	$658,051,314	$285,443,473	$(316,938,583)	$(113,123,582)	$513,432,622	$10,796,490	$17,247,598	$35,812,209

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$337,391
Interest rate contracts	Net Assets — Unrealized appreciation*	424,372
Total Asset Derivatives		$761,763
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$683,965
Interest rate contracts	Net Assets — Unrealized depreciation*	120,896
Total Liability Derivatives		$804,861

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,064,435)
Interest rate contracts	(3,645)
Total	$(1,068,080)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(318,136)
Interest rate contracts	303,476
Total	$(14,660)

See Accompanying Notes to Financial Statements
85

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $632,068,481.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$980,530
Gross Unrealized Depreciation	(72,444,172)
Net Unrealized Depreciation	$(71,463,642)

See Accompanying Notes to Financial Statements
86

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.0%
13,583		iShares 1-3 Year Treasury Bond ETF	$1,135,810	4.0
4,690		iShares 20+ Year Treasury Bond ETF	569,882	2.0
21,333		Schwab U.S. TIPS ETF	1,135,982	4.0
2,710		Vanguard Global ex-U.S. Real Estate ETF	142,031	0.5
1,908		Vanguard Real Estate ETF	142,280	0.5
		Total Exchange-Traded Funds (Cost $3,127,637)	3,125,985	11.0
MUTUAL FUNDS: 89.0%
		Affiliated Investment Companies: 87.0%
26,706		Voya Emerging Markets Index Portfolio - Class I	284,681	1.0
210,589		Voya Floating Rate Fund - Class I	1,979,535	7.0
60,340		Voya Global Bond Fund - Class R6	566,591	2.0
318,085		Voya Intermediate Bond Fund - Class R6	3,104,506	10.9
31,182		Voya International Index Portfolio - Class I	281,265	1.0
76,864		Voya Large Cap Value Fund - Class R6	852,421	3.0
24,402		Voya Large-Cap Growth Fund - Class R6	923,620	3.3
23,388	(1)	Voya MidCap Opportunities Portfolio - Class I	284,632	1.0
66,380		Voya Multi-Manager Emerging Markets Equity Fund - Class I	704,952	2.5
57,564		Voya Multi-Manager International Equity Fund - Class I	565,856	2.0
132,474		Voya Multi-Manager International Factors Fund - Class I	1,130,003	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
33,449	Voya Multi-Manager Mid Cap Value Fund - Class I	$283,648	1.0
233,495	Voya Short Term Bond Fund - Class R6	2,253,223	7.9
36,064	Voya Small Company Portfolio - Class I	568,001	2.0
273,276	Voya U.S. Bond Index Portfolio - Class I	2,817,471	9.9
54,641	Voya U.S. High Dividend Low Volatility Fund - Class I	567,719	2.0
82,532	Voya U.S. Stock Index Portfolio - Class I	1,147,188	4.0
231,723	VY® Goldman Sachs Bond Portfolio - Class I	2,254,666	8.0
69,909	VY® Invesco Comstock Portfolio - Class I	1,224,810	4.3
114,908	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	2,899,138	10.2
		24,693,926	87.0
	Unaffiliated Investment Companies: 2.0%
127,927	Credit Suisse Commodity Return Strategy Fund - Class I	561,601	2.0
	Total Mutual Funds (Cost $27,113,826)	25,255,527	89.0
	Total Investments in Securities (Cost $30,241,463)	$28,381,512	100.0
	Liabilities in Excess of Other Assets	(13,089)	—
	Net Assets	$28,368,423	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,125,985	$—	$—	$3,125,985
Mutual Funds	25,255,527	—	—	25,255,527
Total Investments, at fair value	$28,381,512	$—	$—	$28,381,512

See Accompanying Notes to Financial Statements
87

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2018 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,109,388	$427,643	$(1,068,483)	$(183,867)	$284,681	$14,533	$124,456	$—
Voya Floating Rate Fund - Class I	2,192,022	463,861	(589,556)	(86,792)	1,979,535	92,235	424	—
Voya Global Bond Fund - Class R6	627,553	122,775	(159,982)	(23,755)	566,591	12,991	(677)	—
Voya High Yield Bond Fund - Class R6	1,884,377	227,344	(2,062,037)	(49,684)	—	54,828	(4,845)	—
Voya Intermediate Bond Fund - Class R6	3,146,288	1,600,759	(1,573,803)	(68,738)	3,104,506	104,634	(47,358)	—
Voya International Index Portfolio - Class I	630,584	178,006	(398,720)	(128,605)	281,265	16,582	30,584	—
Voya Large Cap Growth Portfolio - Class I	1,114,519	235,718	(1,285,750)	(64,487)	—	6,247	78,262	129,961
Voya Large Cap Value Fund - Class R6	1,108,630	330,512	(442,715)	(144,006)	852,421	16,785	(7,123)	68,893
Voya Large-Cap Growth Fund - Class R6	—	1,163,706	(41,087)	(198,999)	923,620	4,319	(5,580)	55,631
Voya MidCap Opportunities Portfolio - Class I	794,543	168,152	(541,985)	(136,078)	284,632	—	69,808	44,332
Voya Multi-Manager Emerging Markets Equity Fund - Class I	—	980,765	(137,519)	(138,294)	704,952	7,436	(18,587)	—
Voya Multi-Manager International Equity Fund - Class I	788,114	201,244	(250,222)	(173,280)	565,856	8,094	46,622	22,909
Voya Multi-Manager International Factors Fund - Class I	791,160	832,802	(202,502)	(291,457)	1,130,003	31,478	42,547	47,610
Voya Multi-Manager Mid Cap Value Fund - Class I	784,388	199,588	(529,910)	(170,418)	283,648	5,024	35,709	62,312
Voya Short Term Bond Fund - Class R6	2,494,772	607,162	(826,945)	(21,766)	2,253,223	61,646	(15,836)	—
Voya Small Company Portfolio - Class I	935,658	292,633	(454,993)	(205,297)	568,001	3,164	16,240	91,566
Voya U.S. Bond Index Portfolio - Class I	2,345,068	1,274,858	(784,512)	(17,943)	2,817,471	57,564	(34,103)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	732,450	(114,298)	(50,433)	567,719	9,929	5,196	20,847
Voya U.S. Stock Index Portfolio - Class I	1,420,170	1,218,307	(1,262,085)	(229,204)	1,147,188	21,346	54,756	83,453
VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,255,030	207,358	(1,438,718)	(23,670)	—	25,052	(21,207)	—
VY® Clarion Global Real Estate Portfolio - Class I	318,564	47,067	(355,766)	(9,865)	—	16,561	(14,733)	—
VY® Clarion Real Estate Portfolio - Class I	312,132	872	(297,043)	(15,961)	—	—	3,569	—
VY® Goldman Sachs Bond Portfolio - Class I	2,028,646	916,619	(615,982)	(74,617)	2,254,666	54,796	(11,840)	—
VY® Invesco Comstock Portfolio - Class I	641,678	1,029,919	(209,185)	(237,602)	1,224,810	20,645	71,794	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,124,189	775,143	(749,829)	(250,365)	2,899,138	71,157	(3,376)	220,018
	$29,847,473	$14,235,263	$(16,393,627)	$(2,995,183)	$24,693,926	$717,046	$394,702	$847,532

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(43,555)
Total	$(43,555)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(286)
Total	$(286)

See Accompanying Notes to Financial Statements
88

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $30,906,032.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$26,714
Gross Unrealized Depreciation	(2,551,233)
Net Unrealized Depreciation	$(2,524,519)

See Accompanying Notes to Financial Statements
89

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.0%
8,077		iShares 1-3 Year Treasury Bond ETF	$675,398	2.0
5,577		iShares 20+ Year Treasury Bond ETF	677,661	2.0
31,715		Schwab U.S. TIPS ETF	1,688,824	5.0
3,224		Vanguard Global ex-U.S. Real Estate ETF	168,970	0.5
2,270		Vanguard Real Estate ETF	169,274	0.5
		Total Exchange-Traded Funds (Cost $3,385,958)	3,380,127	10.0
MUTUAL FUNDS: 90.0%
		Affiliated Investment Companies: 88.5%
179,523		Voya Floating Rate Fund - Class I	1,687,515	5.0
108,022		Voya Global Bond Fund - Class R6	1,014,325	3.0
310,754		Voya Intermediate Bond Fund - Class R6	3,032,956	9.0
74,659		Voya International Index Portfolio - Class I	673,424	2.0
122,322		Voya Large Cap Value Fund - Class R6	1,356,555	4.0
35,847		Voya Large-Cap Growth Fund - Class R6	1,356,799	4.0
13,956	(1)	Voya MidCap Opportunities Portfolio - Class I	169,844	0.5
79,490		Voya Multi-Manager Emerging Markets Equity Fund - Class I	844,188	2.5
103,060		Voya Multi-Manager International Equity Fund - Class I	1,013,081	3.0
197,646		Voya Multi-Manager International Factors Fund - Class I	1,685,924	5.0
19,958		Voya Multi-Manager Mid Cap Value Fund - Class I	169,241	0.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
253,267	Voya Short Term Bond Fund - Class R6	$2,444,023	7.2
21,522	Voya Small Company Portfolio - Class I	338,976	1.0
359,181	Voya U.S. Bond Index Portfolio - Class I	3,703,160	10.9
130,435	Voya U.S. High Dividend Low Volatility Fund - Class I	1,355,218	4.0
98,756	Voya U.S. Stock Index Portfolio - Class I	1,372,708	4.0
302,507	VY® Goldman Sachs Bond Portfolio - Class I	2,943,397	8.7
39,267	VY® Invesco Comstock Portfolio - Class I	687,958	2.0
137,146	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,460,205	10.2
8,691	VY® T. Rowe Price Growth Equity Portfolio - Class I	678,243	2.0
		29,987,740	88.5
	Unaffiliated Investment Companies: 1.5%
114,076	Credit Suisse Commodity Return Strategy Fund - Class I	500,796	1.5
	Total Mutual Funds (Cost $32,825,662)	30,488,536	90.0
	Total Investments in Securities (Cost $36,211,620)	$33,868,663	100.0
	Assets in Excess of Other Liabilities	13,051	0.0
	Net Assets	$33,881,714	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,380,127	$—	$—	$3,380,127
Mutual Funds	30,488,536	—	—	30,488,536
Total Investments, at fair value	$33,868,663	$—	$—	$33,868,663

See Accompanying Notes to Financial Statements
90

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2018 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$331,522	$—	$(331,522)	$—	$—	$—	$2,467	$—
Voya Floating Rate Fund - Class I	1,654,532	906,107	(801,563)	(71,561)	1,687,515	76,766	(2,599)	—
Voya Global Bond Fund - Class R6	994,754	527,280	(453,778)	(53,931)	1,014,325	22,763	8,819	—
Voya High Yield Bond Fund - Class R6	663,699	190,214	(848,781)	(5,132)	—	20,954	(15,454)	—
Voya Intermediate Bond Fund - Class R6	3,308,898	2,141,151	(2,361,569)	(55,524)	3,032,956	110,270	(71,326)	—
Voya International Index Portfolio - Class I	393,312	1,322,516	(934,527)	(107,877)	673,424	29,811	(58,018)	—
Voya Large Cap Growth Portfolio - Class I	1,685,287	722,002	(2,281,574)	(125,715)	—	8,954	145,088	186,274
Voya Large Cap Value Fund - Class R6	859,144	1,312,968	(588,561)	(226,996)	1,356,555	22,695	8,752	106,636
Voya Large-Cap Growth Fund - Class R6	—	1,750,158	(111,144)	(282,215)	1,356,799	6,172	(10,368)	79,494
Voya MidCap Opportunities Portfolio - Class I	503,761	249,263	(506,689)	(76,491)	169,844	—	25,418	34,638
Voya Multi-Manager Emerging Markets Equity Fund - Class I	857,536	1,278,898	(1,101,361)	(190,885)	844,188	8,633	(7,474)	—
Voya Multi-Manager International Equity Fund - Class I	999,946	662,162	(366,188)	(282,839)	1,013,081	14,089	60,779	39,875
Voya Multi-Manager International Factors Fund - Class I	1,672,856	1,080,640	(618,724)	(448,848)	1,685,924	45,658	94,688	69,057
Voya Multi-Manager Large Cap Core Portfolio - Class I	846,952	166,788	(951,071)	(62,669)	—	—	40,695	—
Voya Multi-Manager Mid Cap Value Fund - Class I	497,436	273,864	(545,606)	(56,453)	169,241	3,888	(44,945)	48,228
Voya Short Term Bond Fund - Class R6	2,389,757	1,415,422	(1,344,253)	(16,903)	2,444,023	65,009	(22,463)	—
Voya Small Company Portfolio - Class I	989,132	397,491	(937,250)	(110,397)	338,976	1,858	(6,720)	53,770
Voya U.S. Bond Index Portfolio - Class I	1,949,708	3,366,175	(1,629,705)	16,982	3,703,160	67,951	(56,521)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	1,963,556	(479,017)	(129,321)	1,355,218	23,395	25,173	48,411
Voya U.S. Stock Index Portfolio - Class I	1,391,069	2,366,389	(2,152,267)	(232,483)	1,372,708	25,137	25,086	96,980
VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,658,118	712,853	(2,360,708)	(10,263)	—	36,413	(54,307)	—
VY® Clarion Global Real Estate Portfolio - Class I	336,581	131,838	(456,230)	(12,189)	—	19,284	(14,608)	—
VY® Clarion Real Estate Portfolio - Class I	329,957	3,085	(328,564)	(4,478)	—	—	(8,557)	—
VY® Goldman Sachs Bond Portfolio - Class I	2,260,057	2,085,502	(1,357,126)	(45,036)	2,943,397	69,782	(59,830)
VY® Invesco Comstock Portfolio - Class I	847,032	437,119	(411,244)	(184,949)	687,958	11,601	93,933	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,301,787	1,924,402	(1,395,307)	(370,677)	3,460,205	84,654	71,925	256,202
VY® T. Rowe Price Growth Equity Portfolio - Class I	496,824	619,709	(280,321)	(157,969)	678,243	1,544	44,552	105,034
	$31,219,657	$28,007,552	$(25,934,650)	$(3,304,819)	$29,987,740	$777,281	$214,185	$1,124,599

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $36,612,137.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$44,756
Gross Unrealized Depreciation	(2,788,231)
Net Unrealized Depreciation	$(2,743,475)

See Accompanying Notes to Financial Statements
91

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.0%
91,261		iShares 1-3 Year Treasury Bond ETF	$7,631,245	1.0
138,599		iShares Russell 1000 Value ETF	15,391,419	2.0
286,678		Schwab U.S. TIPS ETF	15,265,603	2.0
72,847		Vanguard Global ex-U.S. Real Estate ETF	3,817,911	0.5
51,288		Vanguard Real Estate ETF	3,824,546	0.5
		Total Exchange-Traded Funds (Cost $47,455,349)	45,930,724	6.0
MUTUAL FUNDS: 93.7%
		Affiliated Investment Companies: 92.2%
717,010		Voya Emerging Markets Index Portfolio - Class I	7,643,329	1.0
4,071,888		Voya Floating Rate Fund - Class I	38,275,752	5.0
2,450,133		Voya Global Bond Fund - Class R6	23,006,749	3.0
7,839,399		Voya Intermediate Bond Fund - Class R6	76,512,538	9.9
3,390,072		Voya International Index Portfolio - Class I	30,578,452	4.0
2,772,548		Voya Large Cap Value Fund - Class R6	30,747,560	4.0
1,016,271		Voya Large-Cap Growth Fund - Class R6	38,465,854	5.0
1,108,119	(1)	Voya MidCap Opportunities Portfolio - Class I	13,485,804	1.7
2,884,461		Voya Multi-Manager Emerging Markets Equity Fund - Class I	30,632,981	4.0
3,506,092		Voya Multi-Manager International Equity Fund - Class I	34,464,882	4.5
4,930,820		Voya Multi-Manager International Factors Fund - Class I	42,059,891	5.4
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,584,931	Voya Multi-Manager Mid Cap Value Fund - Class I	$13,440,213	1.7
2,577,473	Voya Short Term Bond Fund - Class R6	24,872,619	3.2
976,251	Voya Small Company Portfolio - Class I	15,375,955	2.0
6,306,903	Voya U.S. Bond Index Portfolio - Class I	65,024,165	8.4
2,958,292	Voya U.S. High Dividend Low Volatility Fund - Class I	30,736,651	4.0
1,682,264	Voya U.S. Stock Index Portfolio - Class I	23,383,469	3.0
4,116,406	VY® Goldman Sachs Bond Portfolio - Class I	40,052,626	5.2
1,335,936	VY® Invesco Comstock Portfolio - Class I	23,405,599	3.0
3,110,844	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	78,486,591	10.2
394,229	VY® T. Rowe Price Growth Equity Portfolio - Class I	30,765,610	4.0
		711,417,290	92.2
	Unaffiliated Investment Companies: 1.5%
2,577,643	Credit Suisse Commodity Return Strategy Fund - Class I	11,315,855	1.5
	Total Mutual Funds (Cost $780,436,996)	722,733,145	93.7
	Total Investments in Securities (Cost $827,892,345)	$768,663,869	99.7
	Assets in Excess of Other Liabilities	2,422,413	0.3
	Net Assets	$771,086,282	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$45,930,724	$—	$—	$45,930,724
Mutual Funds	722,733,145	—	—	722,733,145
Total Investments, at fair value	$768,663,869	$—	$—	$768,663,869

See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Other Financial Instruments+
Futures	1,050,347	—	—	1,050,347
Total Assets	$769,714,216	$—	$—	$769,714,216
Liabilities Table
Other Financial Instruments+
Futures	$(472,134)	$—	$—	$(472,134)
Total Liabilities	$(472,134)	$—	$—	$(472,134)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following futures contracts were outstanding for Voya Solution 2025 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	61	03/15/19	$7,640,860	$(300,266)
U.S. Treasury 2-Year Note	36	03/29/19	7,643,250	31,399
U.S. Treasury Ultra Long Bond	95	03/20/19	15,262,344	557,783
			$30,546,454	$288,916
Short Contracts
Mini MSCI Emerging Markets Index	(157)	03/15/19	(7,589,380)	(6,294)
MSCI EAFE Mini Index	(89)	03/15/19	(7,636,200)	133,214
S&P Mid 400 E-Mini	(46)	03/15/19	(7,646,120)	327,951
U.S. Treasury 10-Year Note	(63)	03/20/19	(7,686,985)	(165,574)
			$(30,558,685)	$289,297

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$27,772,416	$2,247,123	$(16,847,746)	$(5,528,464)	$7,643,329	$211,106	$4,153,148	$—
Voya Floating Rate Fund - Class I	45,717,600	5,964,063	(12,144,281)	(1,261,630)	38,275,752	1,884,311	(416,793)	—
Voya Global Bond Fund - Class R6	27,487,089	3,341,362	(6,684,488)	(1,137,214)	23,006,749	555,307	79,592	—
Voya High Yield Bond Fund - Class R6	18,340,529	1,560,640	(19,800,465)	(100,704)	—	537,442	(447,788)	—
Voya Intermediate Bond Fund - Class R6	89,033,389	21,196,423	(31,496,413)	(2,220,861)	76,512,538	2,770,130	(1,016,176)	—
Voya International Index Portfolio - Class I	36,825,106	6,262,299	(5,760,167)	(6,748,786)	30,578,452	961,616	1,047,808	—
Voya Large Cap Growth Portfolio - Class I	55,606,446	7,628,748	(58,932,249)	(4,302,945)	—	271,748	4,970,577	5,653,180
Voya Large Cap Value Fund - Class R6	27,689,894	17,177,552	(8,110,390)	(6,009,496)	30,747,560	563,542	746,683	2,457,817
Voya Large-Cap Growth Fund - Class R6	—	48,724,329	(1,714,017)	(8,544,458)	38,465,854	179,864	(167,245)	2,316,604
Voya MidCap Opportunities Portfolio - Class I	20,883,650	3,569,696	(7,703,390)	(3,264,152)	13,485,804	—	916,888	1,468,444
Voya Multi-Manager Emerging Markets Equity Fund - Class I	18,482,458	26,487,672	(5,668,811)	(8,668,338)	30,632,981	321,753	1,546,025	—
Voya Multi-Manager International Equity Fund - Class I	41,423,736	8,620,725	(7,151,724)	(8,427,855)	34,464,882	492,874	394,312	1,394,950
Voya Multi-Manager International Factors Fund - Class I	50,824,833	9,961,212	(8,614,418)	(10,111,736)	42,059,891	1,171,264	725,297	1,771,514
See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2018 (continued)

Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Multi-Manager Large Cap Core Portfolio - Class I	37,198,139	1,441,111	(34,306,963)	(4,332,287)	—	—	3,417,223	—
Voya Multi-Manager Mid Cap Value Fund - Class I	20,614,504	4,506,413	(6,980,587)	(4,700,117)	13,440,213	158,621	309,676	1,967,505
Voya Short Term Bond Fund - Class R6	29,594,566	4,145,097	(8,644,566)	(222,478)	24,872,619	714,107	(228,029)	—
Voya Small Company Portfolio - Class I	27,320,054	6,315,774	(12,817,925)	(5,441,948)	15,375,955	91,726	32,636	2,654,388
Voya U.S. Bond Index Portfolio - Class I	27,391,992	52,761,149	(15,301,324)	172,348	65,024,165	1,127,486	(570,272)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	39,560,622	(6,136,716)	(2,687,255)	30,736,651	553,184	276,533	1,128,544
Voya U.S. Stock Index Portfolio - Class I	64,458,621	19,178,064	(53,827,472)	(6,425,744)	23,383,469	456,849	2,633,831	2,356,751
VY® BlackRock Inflation Protected Bond Portfolio - Class I	—	18,812,597	(18,812,597)	—	—	153,075	(290,875)	—
VY® Clarion Global Real Estate Portfolio - Class I	9,302,237	1,000,490	(10,012,560)	(290,167)	—	468,256	(428,381)	—
VY® Clarion Real Estate Portfolio - Class I	9,114,241	27,672	(8,537,612)	(604,301)	—	—	241,807	—
VY® Goldman Sachs Bond Portfolio - Class I	54,685,451	6,895,003	(20,111,009)	(1,416,819)	40,052,626	1,016,703	(632,568)	—
VY® Invesco Comstock Portfolio - Class I	28,104,268	4,669,810	(5,017,168)	(4,351,311)	23,405,599	396,000	1,103,599	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	91,122,569	13,314,778	(19,174,883)	(6,775,873)	78,486,591	1,940,408	(322,948)	6,220,834
VY® T. Rowe Price Growth Equity Portfolio - Class I	16,012,849	28,928,241	(6,622,535)	(7,552,945)	30,765,610	77,421	1,451,469	5,265,194
	$875,006,637	$364,298,665	$(416,932,476)	$(110,955,536)	$711,417,290	$17,074,793	$19,526,029	$34,655,725

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$461,165
Interest rate contracts	Net Assets — Unrealized appreciation*	589,182
Total Asset Derivatives		$1,050,347
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$306,560
Interest rate contracts	Net Assets — Unrealized depreciation*	165,574
Total Liability Derivatives		$472,134

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,310,546)
Interest rate contracts	(25,335)
Total	$(1,335,881)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$191,870
Interest rate contracts	423,608
Total	$615,478

See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $842,534,095.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,000,072
Gross Unrealized Depreciation	(75,292,085)
Net Unrealized Depreciation	$(73,292,013)

See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.5%
7,364		iShares 1-3 Year Treasury Bond ETF	$615,778	2.0
5,085		iShares 20+ Year Treasury Bond ETF	617,879	2.0
8,387		iShares Russell 1000 Value ETF	931,376	3.0
4,408		Vanguard Global ex-U.S. Real Estate ETF	231,023	0.7
3,104		Vanguard Real Estate ETF	231,465	0.8
		Total Exchange-Traded Funds (Cost $2,692,288)	2,627,521	8.5
MUTUAL FUNDS: 91.4%
		Affiliated Investment Companies: 90.0%
28,877		Voya Emerging Markets Index Portfolio - Class I	307,827	1.0
131,190		Voya Floating Rate Fund - Class I	1,233,190	4.0
236,530		Voya Intermediate Bond Fund - Class R6	2,308,532	7.4
136,480		Voya International Index Portfolio - Class I	1,231,054	4.0
83,579		Voya Large Cap Value Fund - Class R6	926,894	3.0
40,932		Voya Large-Cap Growth Fund - Class R6	1,549,275	5.0
38,253	(1)	Voya MidCap Opportunities Portfolio - Class I	465,537	1.5
116,173		Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,233,760	4.0
203,966		Voya Multi-Manager International Equity Fund - Class I	2,004,983	6.5
270,798		Voya Multi-Manager International Factors Fund - Class I	2,309,903	7.4
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
54,707	Voya Multi-Manager Mid Cap Value Fund - Class I	$463,919	1.5
39,320	Voya Small Company Portfolio - Class I	619,288	2.0
194,210	Voya U.S. Bond Index Portfolio - Class I	2,002,301	6.4
104,255	Voya U.S. High Dividend Low Volatility Fund - Class I	1,083,206	3.5
146,879	Voya U.S. Stock Index Portfolio - Class I	2,041,619	6.6
157,890	VY® Goldman Sachs Bond Portfolio - Class I	1,536,270	4.9
89,688	VY® Invesco Comstock Portfolio - Class I	1,571,334	5.1
125,312	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,161,616	10.2
23,817	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,858,693	6.0
		27,909,201	90.0
	Unaffiliated Investment Companies: 1.4%
104,024	Credit Suisse Commodity Return Strategy Fund - Class I	456,667	1.4
	Total Mutual Funds (Cost $31,907,937)	28,365,868	91.4
	Total Investments in Securities (Cost $34,600,225)	$30,993,389	99.9
	Assets in Excess of Other Liabilities	17,099	0.1
	Net Assets	$31,010,488	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,627,521	$—	$—	$2,627,521
Mutual Funds	28,365,868	—	—	28,365,868
Total Investments, at fair value	$30,993,389	$—	$—	$30,993,389

See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2018 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$940,753	$639,310	$(1,165,098)	$(107,138)	$307,827	$23,822	$12,145	$—
Voya Floating Rate Fund - Class I	1,549,912	754,952	(1,022,094)	(49,580)	1,233,190	63,025	(6,312)	—
Voya High Yield Bond Fund - Class R6	621,744	209,561	(829,077)	(2,228)	—	19,197	(17,086)	—
Voya Index Plus LargeCap Portfolio - Class I	948,705	180,632	(998,410)	(130,927)	—	—	116,394	—
Voya Intermediate Bond Fund - Class R6	2,095,676	1,851,041	(1,603,754)	(34,431)	2,308,532	79,936	(49,972)	—
Voya International Index Portfolio - Class I	633,988	1,783,075	(953,096)	(232,913)	1,231,054	45,371	(44,505)	—
Voya Large Cap Growth Portfolio - Class I	1,894,894	846,876	(2,588,504)	(153,266)	—	9,983	175,392	207,670
Voya Large Cap Value Fund - Class R6	951,870	963,323	(846,604)	(141,695)	926,894	17,500	(25,957)	75,058
Voya Large-Cap Growth Fund - Class R6	—	1,985,597	(99,604)	(336,718)	1,549,275	7,231	(10,193)	93,137
Voya MidCap Opportunities Portfolio - Class I	786,539	408,995	(578,634)	(151,363)	465,537	—	49,233	60,636
Voya Multi-Manager Emerging Markets Equity Fund - Class I	943,326	1,136,898	(487,356)	(359,108)	1,233,760	12,923	73,622	—
Voya Multi-Manager International Equity Fund - Class I	1,872,839	1,358,976	(650,720)	(576,112)	2,004,983	28,610	116,409	80,971
Voya Multi-Manager International Factors Fund - Class I	2,193,367	1,516,253	(788,365)	(611,352)	2,309,903	64,180	102,327	97,071
Voya Multi-Manager Large Cap Core Portfolio - Class I	1,269,987	240,843	(1,418,881)	(91,949)	—	—	56,826	—
Voya Multi-Manager Mid Cap Value Fund - Class I	776,569	467,576	(616,352)	(163,874)	463,919	7,282	(31,833)	90,342
Voya Small Company Portfolio - Class I	1,235,204	601,627	(1,005,452)	(212,091)	619,288	3,435	(3,062)	99,441
Voya U.S. Bond Index Portfolio - Class I	—	2,664,436	(681,076)	18,941	2,002,301	24,800	(1,849)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	1,532,189	(344,912)	(104,071)	1,083,206	18,997	13,242	39,684
Voya U.S. Stock Index Portfolio - Class I	2,521,545	3,115,990	(3,183,670)	(412,246)	2,041,619	37,679	88,869	130,377
VY® Clarion Global Real Estate Portfolio - Class I	473,041	208,198	(662,113)	(19,126)	—	25,802	(18,694)	—
VY® Clarion Real Estate Portfolio - Class I	463,620	2,529	(457,585)	(8,564)	—	—	(9,893)	—
VY® Goldman Sachs Bond Portfolio - Class I	1,313,518	1,017,503	(765,803)	(28,948)	1,536,270	35,570	(28,509)	—
VY® Invesco Comstock Portfolio - Class I	952,545	1,416,792	(496,106)	(301,897)	1,571,334	26,799	79,611	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,092,836	1,727,352	(1,292,154)	(366,418)	3,161,616	78,050	81,479	228,519
VY® T. Rowe Price Growth Equity Portfolio - Class I	930,569	2,034,438	(650,376)	(455,938)	1,858,693	4,248	104,761	288,889
	$28,463,047	$28,664,962	$(24,185,796)	$(5,033,012)	$27,909,201	$634,440	$822,445	$1,491,795

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $34,890,184.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$46,231
Gross Unrealized Depreciation	(3,943,026)
Net Unrealized Depreciation	$(3,896,795)

See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.5%
91,083		iShares 1-3 Year Treasury Bond ETF	$7,616,360	1.0
207,494		iShares Russell 1000 Value ETF	23,042,209	3.0
109,057		Vanguard Global ex-U.S. Real Estate ETF	5,715,677	0.7
76,782		Vanguard Real Estate ETF	5,725,634	0.8
		Total Exchange-Traded Funds (Cost $44,066,313)	42,099,880	5.5
MUTUAL FUNDS: 94.1%
		Affiliated Investment Companies: 92.7%
2,149,745		Voya Emerging Markets Index Portfolio - Class I	22,916,283	3.0
3,255,732		Voya Floating Rate Fund - Class I	30,603,880	4.0
1,481,593		Voya Index Plus LargeCap Portfolio - Class I	36,506,441	4.7
6,855,590		Voya Intermediate Bond Fund - Class R6	66,910,557	8.7
5,083,164		Voya International Index Portfolio - Class I	45,850,143	5.9
2,079,983		Voya Large Cap Value Fund - Class R6	23,067,015	3.0
1,117,378		Voya Large-Cap Growth Fund - Class R6	42,292,751	5.5
1,582,327	(1)	Voya MidCap Opportunities Portfolio - Class I	19,256,918	2.5
3,603,524		Voya Multi-Manager Emerging Markets Equity Fund - Class I	38,269,430	4.9
5,840,398		Voya Multi-Manager International Equity Fund - Class I	57,411,116	7.4
6,720,148		Voya Multi-Manager International Factors Fund - Class I	57,322,867	7.4
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,263,078	Voya Multi-Manager Mid Cap Value Fund - Class I	$19,190,898	2.5
975,786	Voya Small Company Portfolio - Class I	15,368,634	2.0
2,225,553	Voya U.S. Bond Index Portfolio - Class I	22,945,452	3.0
1,478,431	Voya U.S. High Dividend Low Volatility Fund - Class I	15,360,895	2.0
2,525,448	Voya U.S. Stock Index Portfolio - Class I	35,103,721	4.5
2,893,718	VY® Invesco Comstock Portfolio - Class I	50,697,935	6.6
2,487,785	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	62,766,825	8.1
689,578	VY® T. Rowe Price Growth Equity Portfolio - Class I	53,814,670	7.0
		715,656,431	92.7
	Unaffiliated Investment Companies: 1.4%
2,572,341	Credit Suisse Commodity Return Strategy Fund - Class I	11,292,576	1.4
	Total Mutual Funds (Cost $794,377,226)	726,949,007	94.1
	Total Investments in Securities (Cost $838,443,539)	$769,048,887	99.6
	Assets in Excess of Other Liabilities	3,124,802	0.4
	Net Assets	$772,173,689	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$42,099,880	$—	$—	$42,099,880
Mutual Funds	726,949,007	—	—	726,949,007
Total Investments, at fair value	$769,048,887	$—	$—	$769,048,887

See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Other Financial Instruments+
Futures	1,045,331	—	—	1,045,331
Total Assets	$770,094,218	$—	$—	$770,094,218
Liabilities Table
Other Financial Instruments+
Futures	$(783,697)	$—	$—	$(783,697)
Total Liabilities	$(783,697)	$—	$—	$(783,697)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following futures contracts were outstanding for Voya Solution 2035 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	123	03/15/19	$15,406,980	$(605,535)
U.S. Treasury 2-Year Note	36	03/29/19	7,643,250	31,399
U.S. Treasury Ultra Long Bond	95	03/20/19	15,262,344	552,767
			$38,312,574	$(21,369)
Short Contracts
Mini MSCI Emerging Markets Index	(314)	03/15/19	(15,178,760)	(12,588)
MSCI EAFE Mini Index	(89)	03/15/19	(7,636,200)	133,214
S&P Mid 400 E-Mini	(46)	03/15/19	(7,646,120)	327,951
U.S. Treasury 10-Year Note	(63)	03/20/19	(7,686,985)	(165,574)
			$(38,148,065)	$283,003

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$27,963,942	$6,200,387	$(5,673,247)	$(5,574,799)	$22,916,283	$638,930	$1,008,790	$—
Voya Floating Rate Fund - Class I	46,020,909	6,524,221	(21,217,899)	(723,351)	30,603,880	1,720,960	(661,831)	—
Voya High Yield Bond Fund - Class R6	18,461,448	1,903,684	(19,864,048)	(501,084)	—	541,673	(54,370)	—
Voya Index Plus LargeCap Portfolio - Class I	28,175,352	23,033,025	(6,929,033)	(7,772,903)	36,506,441	646,119	1,606,364	3,405,271
Voya Intermediate Bond Fund - Class R6	47,862,192	41,747,729	(21,581,924)	(1,117,440)	66,910,557	2,126,412	(808,664)	—
Voya International Index Portfolio - Class I	46,338,518	16,591,445	(7,156,417)	(9,923,403)	45,850,143	1,460,171	1,119,968	—
Voya Large Cap Growth Portfolio - Class I	65,374,808	8,693,258	(68,799,564)	(5,268,502)	—	303,255	6,020,899	6,308,630
Voya Large Cap Value Fund - Class R6	27,805,710	7,266,925	(7,709,010)	(4,296,610)	23,067,015	461,828	170,370	1,841,581
Voya Large-Cap Growth Fund - Class R6	—	53,561,262	(1,672,339)	(9,596,172)	42,292,751	199,751	(139,892)	2,572,736
Voya MidCap Opportunities Portfolio - Class I	32,697,693	4,618,650	(13,543,110)	(4,516,315)	19,256,918	—	1,079,959	2,122,947
Voya Multi-Manager Emerging Markets Equity Fund - Class I	37,219,584	20,063,443	(8,883,775)	(10,129,822)	38,269,430	406,044	779,541	—
Voya Multi-Manager International Equity Fund - Class I	64,868,082	16,724,800	(10,023,165)	(14,158,601)	57,411,116	829,263	497,571	2,347,011
Voya Multi-Manager International Factors Fund - Class I	65,117,493	16,261,369	(10,545,119)	(13,510,876)	57,322,867	1,612,239	413,355	2,438,478
See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2018 (continued)

Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Multi-Manager Large Cap Core Portfolio - Class I	73,325,404	2,907,758	(68,878,710)	(7,354,452)	—	—	5,482,353	—
Voya Multi-Manager Mid Cap Value Fund - Class I	32,279,828	6,564,534	(13,861,243)	(5,792,221)	19,190,898	228,730	(649,109)	2,837,122
Voya Small Company Portfolio - Class I	36,671,155	6,731,509	(21,761,442)	(6,272,588)	15,368,634	92,167	645,941	2,667,128
Voya U.S. Bond Index Portfolio - Class I	—	26,453,901	(3,829,438)	320,989	22,945,452	177,952	(7,723)	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	19,806,089	(3,085,436)	(1,359,758)	15,360,895	281,451	134,432	569,579
Voya U.S. Stock Index Portfolio - Class I	74,265,145	24,512,719	(54,926,974)	(8,747,169)	35,103,721	679,423	3,312,835	3,110,618
VY® Clarion Global Real Estate Portfolio - Class I	14,044,966	1,778,108	(15,166,830)	(656,244)	—	712,595	(442,079)	—
VY® Clarion Real Estate Portfolio - Class I	13,762,642	17,599	(12,531,262)	(1,248,979)	—	—	701,884	—
VY® Invesco Comstock Portfolio - Class I	37,717,518	30,147,944	(8,203,142)	(8,964,385)	50,697,935	869,106	1,777,969	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	64,278,276	19,142,364	(15,207,339)	(5,446,476)	62,766,825	1,565,072	(421,961)	5,048,867
VY® T. Rowe Price Growth Equity Portfolio - Class I	27,627,985	50,205,680	(11,039,982)	(12,979,013)	53,814,670	138,099	2,001,068	9,391,816
	$881,878,650	$411,458,403	$(432,090,448)	$(145,590,174)	$715,656,431	$15,691,240	$23,567,670	$44,661,784

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Asset — Unrealized appreciation*	$461,165
Interest rate contracts	Net Assets — Unrealized appreciation*	584,166
Total Asset Derivatives		$1,045,331
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$618,123
Interest rate contracts	Net Assets — Unrealized depreciation*	165,574
Total Liability Derivatives		$783,697

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(985,876)
Interest rate contracts	(15,624)
Total	$(1,001,500)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(120,476)
Interest rate contracts	418,592
Total	$298,116

See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $852,595,592.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,191,369
Gross Unrealized Depreciation	(84,476,439)
Net Unrealized Depreciation	$(83,285,070)

See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.4%
5,724		iShares 1-3 Year Treasury Bond ETF	$478,641	2.0
3,953		iShares 20+ Year Treasury Bond ETF	480,329	2.0
6,520		iShares Russell 1000 Value ETF	724,046	3.0
3,427		Vanguard Global ex-U.S. Real Estate ETF	179,609	0.7
2,413		Vanguard Real Estate ETF	179,937	0.7
		Total Exchange-Traded Funds (Cost $2,083,544)	2,042,562	8.4
MUTUAL FUNDS: 91.6%
		Affiliated Investment Companies: 90.1%
22,511		Voya Emerging Markets Index Portfolio - Class I	239,972	1.0
77,386		Voya Floating Rate Fund - Class I	727,431	3.0
51,900		Voya Index Plus LargeCap Portfolio - Class I	1,278,805	5.2
93,999		Voya Intermediate Bond Fund - Class R6	917,430	3.8
188,131		Voya International Index Portfolio - Class I	1,696,945	6.9
77,478		Voya Large Cap Value Fund - Class R6	859,227	3.5
35,413		Voya Large-Cap Growth Fund - Class R6	1,340,399	5.5
50,147	(1)	Voya MidCap Opportunities Portfolio - Class I	610,287	2.5
125,840		Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,336,421	5.5
197,445		Voya Multi-Manager International Equity Fund - Class I	1,940,888	8.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
198,790	Voya Multi-Manager International Factors Fund - Class I	$1,695,681	6.9
71,720	Voya Multi-Manager Mid Cap Value Fund - Class I	608,181	2.5
46,389	Voya Small Company Portfolio - Class I	730,631	3.0
47,020	Voya U.S. Bond Index Portfolio - Class I	484,779	2.0
46,857	Voya U.S. High Dividend Low Volatility Fund - Class I	486,840	2.0
115,959	Voya U.S. Stock Index Portfolio - Class I	1,611,832	6.6
91,700	VY® Invesco Comstock Portfolio - Class I	1,606,586	6.6
78,843	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,989,201	8.1
23,416	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,827,390	7.5
		21,988,926	90.1
	Unaffiliated Investment Companies: 1.5%
80,840	Credit Suisse Commodity Return Strategy Fund - Class I	354,888	1.5
	Total Mutual Funds (Cost $25,667,854)	22,343,814	91.6
	Total Investments in Securities (Cost $27,751,398)	$24,386,376	100.0
	Assets in Excess of Other Liabilities	6,001	0.0
	Net Assets	$24,392,377	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,042,562	$—	$—	$2,042,562
Mutual Funds	22,343,814	—	—	22,343,814
Total Investments, at fair value	$24,386,376	$—	$—	$24,386,376

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$716,631	$533,031	$(926,557)	$(83,133)	$239,972	$19,128	$5,477	$—
Voya Floating Rate Fund - Class I	709,033	398,927	(351,016)	(29,513)	727,431	35,295	(4,288)	—
Voya High Yield Bond Fund - Class R6	474,061	151,182	(625,267)	24	—	15,391	(15,447)	—
Voya Index Plus LargeCap Portfolio - Class I	723,119	1,224,030	(422,919)	(245,425)	1,278,805	21,389	34,938	112,726
Voya Intermediate Bond Fund - Class R6	531,804	1,216,108	(824,980)	(5,502)	917,430	30,021	(21,569)	—
Voya International Index Portfolio - Class I	722,786	2,189,861	(877,946)	(337,756)	1,696,945	58,317	(20,380)	—
Voya Large Cap Growth Portfolio - Class I	2,046,017	783,790	(2,683,738)	(146,069)	—	9,105	163,251	189,402
Voya Large Cap Value Fund - Class R6	848,290	785,101	(635,084)	(139,080)	859,227	16,676	(12,909)	67,234
Voya Large-Cap Growth Fund - Class R6	—	1,730,248	(95,048)	(294,801)	1,340,399	6,219	(6,758)	80,098
Voya MidCap Opportunities Portfolio - Class I	959,098	463,233	(629,903)	(182,141)	610,287	—	53,529	76,018
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,078,082	1,066,494	(403,576)	(404,579)	1,336,421	13,850	84,412	—
Voya Multi-Manager International Equity Fund - Class I	1,903,492	1,101,472	(520,668)	(543,408)	1,940,888	27,522	91,206	77,894
Voya Multi-Manager International Factors Fund - Class I	1,671,763	959,912	(493,551)	(442,443)	1,695,681	46,821	64,915	70,815
Voya Multi-Manager Large Cap Core Portfolio - Class I	2,061,552	407,521	(2,328,529)	(140,544)	—	(1)	78,089	—
Voya Multi-Manager Mid Cap Value Fund - Class I	947,181	540,602	(659,871)	(219,731)	608,181	8,544	(15,262)	105,972
Voya Small Company Portfolio - Class I	1,176,801	630,100	(857,201)	(219,069)	730,631	4,158	(37,220)	120,318
Voya U.S. Bond Index Portfolio - Class I	—	530,797	(54,277)	8,259	484,779	1,333	681	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	694,898	(160,748)	(47,310)	486,840	8,714	7,299	17,731
Voya U.S. Stock Index Portfolio - Class I	1,200,241	2,172,501	(1,470,260)	(290,650)	1,611,832	29,635	36,053	107,938
VY® Clarion Global Real Estate Portfolio - Class I	360,576	157,683	(503,213)	(15,046)	—	21,394	(15,287)	—
VY® Clarion Real Estate Portfolio - Class I	353,513	3,560	(350,449)	(6,624)	—	—	(7,438)	—
VY® Invesco Comstock Portfolio - Class I	1,089,042	1,264,579	(432,603)	(314,432)	1,606,586	27,319	86,933	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,591,703	1,303,881	(679,258)	(227,125)	1,989,201	49,185	39,595	151,584
VY® T. Rowe Price Growth Equity Portfolio - Class I	709,249	2,139,875	(599,205)	(422,529)	1,827,390	4,272	59,340	290,561
	$21,874,034	$22,449,386	$(17,585,867)	$(4,748,627)	$21,988,926	$454,287	$649,160	$1,468,291

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $27,916,696.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$29,309
Gross Unrealized Depreciation	(3,559,629)
Net Unrealized Depreciation	$(3,530,320)

See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.0%
176,884		iShares Russell 1000 Value ETF	$19,642,968	3.5
79,688		Vanguard Global ex-U.S. Real Estate ETF	4,176,448	0.7
56,104		Vanguard Real Estate ETF	4,183,675	0.8
		Total Exchange-Traded Funds (Cost $28,671,163)	28,003,091	5.0
MUTUAL FUNDS: 94.5%
		Affiliated Investment Companies: 93.0%
1,569,284		Voya Emerging Markets Index Portfolio - Class I	16,728,572	3.0
1,039,831		Voya Floating Rate Fund - Class I	9,774,415	1.7
1,707,832		Voya Index Plus LargeCap Portfolio - Class I	42,080,982	7.4
2,430,807		Voya Intermediate Bond Fund - Class R6	23,724,672	4.2
4,947,192		Voya International Index Portfolio - Class I	44,623,675	7.9
2,022,922		Voya Large Cap Value Fund - Class R6	22,434,204	4.0
1,112,370		Voya Large-Cap Growth Fund - Class R6	42,103,213	7.5
1,617,265	(1)	Voya MidCap Opportunities Portfolio - Class I	19,682,117	3.5
3,682,728		Voya Multi-Manager Emerging Markets Equity Fund - Class I	39,110,566	6.9
5,116,327		Voya Multi-Manager International Equity Fund - Class I	50,293,499	8.9
4,578,726		Voya Multi-Manager International Factors Fund - Class I	39,056,534	6.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,312,978	Voya Multi-Manager Mid Cap Value Fund - Class I	$19,614,055	3.5
1,068,546	Voya Small Company Portfolio - Class I	16,829,602	3.0
1,083,056	Voya U.S. Bond Index Portfolio - Class I	11,166,307	2.0
1,079,313	Voya U.S. High Dividend Low Volatility Fund - Class I	11,214,062	2.0
2,252,886	Voya U.S. Stock Index Portfolio - Class I	31,315,115	5.5
2,437,803	VY® Invesco Comstock Portfolio - Class I	42,710,314	7.6
539,383	VY® T. Rowe Price Growth Equity Portfolio - Class I	42,093,423	7.5
		524,555,327	93.0
	Unaffiliated Investment Companies: 1.5%
1,879,444	Credit Suisse Commodity Return Strategy Fund - Class I	8,250,760	1.5
	Total Mutual Funds (Cost $595,451,465)	532,806,087	94.5
	Total Investments in Securities (Cost $624,122,628)	$560,809,178	99.5
	Assets in Excess of Other Liabilities	3,097,415	0.5
	Net Assets	$563,906,593	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$28,003,091	$—	$—	$28,003,091
Mutual Funds	532,806,087	—	—	532,806,087
Total Investments, at fair value	$560,809,178	$—	$—	$560,809,178
Other Financial Instruments+
Futures	770,275	—	—	770,275
Total Assets	$561,579,453	$—	$—	$561,579,453

See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Liabilities Table
Other Financial Instruments+
Futures	$(804,941)	$—	$—	$(804,941)
Total Liabilities	$(804,941)	$—	$—	$(804,941)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following futures contracts were outstanding for Voya Solution 2045 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	134	03/15/19	$16,784,840	$(670,254)
U.S. Treasury 2-Year Note	26	03/29/19	5,520,125	22,678
U.S. Treasury Ultra Long Bond	70	03/20/19	11,245,938	410,206
			$33,550,903	$(237,370)
Short Contracts
Mini MSCI Emerging Markets Index	(344)	03/15/19	(16,628,960)	(13,791)
MSCI EAFE Mini Index	(65)	03/15/19	(5,577,000)	96,893
S&P Mid 400 E-Mini	(34)	03/15/19	(5,651,480)	240,498
U.S. Treasury 10-Year Note	(46)	03/20/19	(5,612,719)	(120,896)
			$(33,470,159)	$202,704

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$20,777,032	$4,655,249	$(4,513,784)	$(4,189,925)	$16,728,572	$480,164	$759,464	$—
Voya Floating Rate Fund - Class I	11,967,575	2,180,561	(4,063,521)	(310,200)	9,774,415	520,318	(149,716)	—
Voya Index Plus LargeCap Portfolio - Class I	20,933,949	38,964,277	(8,793,150)	(9,024,094)	42,080,982	768,119	1,920,267	4,048,275
Voya Intermediate Bond Fund - Class R6	29,065,981	5,530,669	(10,162,363)	(709,615)	23,724,672	916,137	(360,181)	—
Voya International Index Portfolio - Class I	41,315,142	21,021,127	(7,660,609)	(10,051,985)	44,623,675	1,463,406	1,257,343	—
Voya Large Cap Growth Portfolio - Class I	72,865,831	9,662,256	(76,471,199)	(6,056,888)	—	307,491	6,926,295	6,396,749
Voya Large Cap Value Fund - Class R6	27,471,662	7,720,263	(8,228,123)	(4,529,598)	22,434,204	459,419	428,371	1,823,448
Voya Large-Cap Growth Fund - Class R6	—	53,697,977	(1,937,328)	(9,657,436)	42,103,213	201,130	(183,048)	2,590,499
Voya MidCap Opportunities Portfolio - Class I	34,704,127	4,869,515	(14,481,613)	(5,409,912)	19,682,117	—	1,839,724	2,213,720
Voya Multi-Manager Emerging Markets Equity Fund - Class I	34,567,986	25,264,950	(9,721,847)	(11,000,523)	39,110,566	419,752	1,320,085	—
Voya Multi-Manager International Equity Fund - Class I	61,967,101	10,934,408	(10,327,518)	(12,280,492)	50,293,499	734,773	77,472	2,079,585
Voya Multi-Manager International Factors Fund - Class I	41,469,698	14,910,957	(8,734,256)	(8,589,865)	39,056,534	1,111,050	(526,433)	1,680,441
Voya Multi-Manager Large Cap Core Portfolio - Class I	69,881,536	2,500,283	(65,852,825)	(6,528,994)	—	—	4,714,077	—
See Accompanying Notes to Financial Statements
105

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2018 (continued)

Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Multi-Manager Mid Cap Value Fund - Class I	34,261,826	7,140,042	(16,184,727)	(5,603,086)	19,614,055	236,430	(1,083,737)	2,932,624
Voya Small Company Portfolio - Class I	34,056,436	7,538,950	(17,871,104)	(6,894,680)	16,829,602	104,356	682,761	3,019,869
Voya U.S. Bond Index Portfolio - Class I	—	12,160,270	(1,187,902)	193,939	11,166,307	31,495	17,571	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	14,907,406	(2,686,012)	(1,007,332)	11,214,062	208,478	107,608	420,553
Voya U.S. Stock Index Portfolio - Class I	34,475,635	26,424,492	(23,945,813)	(5,639,199)	31,315,115	606,663	1,043,402	2,668,277
VY® Clarion Global Real Estate Portfolio - Class I	10,435,378	1,481,425	(11,430,872)	(485,931)	—	529,856	(326,892)	—
VY® Clarion Real Estate Portfolio - Class I	10,225,929	6,438	(9,414,256)	(818,111)	—	—	412,338	—
VY® Invesco Comstock Portfolio - Class I	35,028,298	23,115,529	(7,608,051)	(7,825,462)	42,710,314	737,496	1,697,169	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	20,523,413	41,531,040	(8,983,546)	(10,977,484)	42,093,423	110,080	2,172,759	7,486,367
	$645,994,535	$336,218,084	$(330,260,419)	$(127,396,873)	$524,555,327	$9,946,613	$22,746,699	$37,360,407

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$337,391
Interest rate contracts	Net Assets — Unrealized appreciation*	432,884
Total Asset Derivatives		$770,275
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$684,045
Interest rate contracts	Net Assets — Unrealized depreciation*	120,896
Total Liability Derivatives		$804,941

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,099,572)
Interest rate contracts	(9,444)
Total	$(1,109,016)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(318,714)
Interest rate contracts	311,988
Total	$(6,726)

See Accompanying Notes to Financial Statements
106

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $634,380,783.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,066,534
Gross Unrealized Depreciation	(74,672,804)
Net Unrealized Depreciation	$(73,606,270)

See Accompanying Notes to Financial Statements
107

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.1%
2,434		iShares 1-3 Year Treasury Bond ETF	$203,531	1.0
3,361		iShares 20+ Year Treasury Bond ETF	408,395	2.0
6,469		iShares Russell 1000 Value ETF	718,382	3.5
2,914		Vanguard Global ex-U.S. Real Estate ETF	152,723	0.8
2,052		Vanguard Real Estate ETF	153,018	0.8
		Total Exchange-Traded Funds (Cost $1,689,476)	1,636,049	8.1
MUTUAL FUNDS: 91.9%
		Affiliated Investment Companies: 90.4%
18,935		Voya Emerging Markets Index Portfolio - Class I	201,852	1.0
61,822		Voya Index Plus LargeCap Portfolio - Class I	1,523,289	7.5
61,428		Voya Intermediate Bond Fund - Class R6	599,535	2.9
156,516		Voya International Index Portfolio - Class I	1,411,776	6.9
72,592		Voya Large Cap Value Fund - Class R6	805,045	4.0
40,267		Voya Large-Cap Growth Fund - Class R6	1,524,098	7.5
50,179	(1)	Voya MidCap Opportunities Portfolio - Class I	610,684	3.0
123,796		Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,314,710	6.5
205,775		Voya Multi-Manager International Equity Fund - Class I	2,022,770	9.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
165,735	Voya Multi-Manager International Factors Fund - Class I	$1,413,721	7.0
71,761	Voya Multi-Manager Mid Cap Value Fund - Class I	608,534	3.0
38,681	Voya Small Company Portfolio - Class I	609,220	3.0
39,202	Voya U.S. Bond Index Portfolio - Class I	404,169	2.0
39,070	Voya U.S. High Dividend Low Volatility Fund - Class I	405,933	2.0
133,190	Voya U.S. Stock Index Portfolio - Class I	1,851,341	9.1
88,256	VY® Invesco Comstock Portfolio - Class I	1,546,237	7.6
19,525	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,523,729	7.5
		18,376,643	90.4
	Unaffiliated Investment Companies: 1.5%
68,761	Credit Suisse Commodity Return Strategy Fund - Class I	301,862	1.5
	Total Mutual Funds (Cost $21,865,502)	18,678,505	91.9
	Total Investments in Securities (Cost $23,554,978)	$20,314,554	100.0
	Assets in Excess of Other Liabilities	5,243	0.0
	Net Assets	$20,319,797	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,636,049	$—	$—	$1,636,049
Mutual Funds	18,678,505	—	—	18,678,505
Total Investments, at fair value	$20,314,554	$—	$—	$20,314,554

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
108

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$522,773	$454,913	$(718,405)	$(57,429)	$201,852	$15,169	$(9,283)	$—
Voya Index Plus LargeCap Portfolio - Class I	526,443	1,751,389	(466,647)	(287,896)	1,523,289	24,266	39,053	127,885
Voya Intermediate Bond Fund - Class R6	688,393	584,243	(666,458)	(6,643)	599,535	26,018	(24,169)	—
Voya International Index Portfolio - Class I	795,233	1,680,292	(765,068)	(298,681)	1,411,776	46,223	1,340	—
Voya Large Cap Growth Portfolio - Class I	1,752,542	1,045,084	(2,659,625)	(138,001)	—	9,943	145,941	206,836
Voya Large Cap Value Fund - Class R6	719,055	956,053	(741,821)	(128,242)	805,045	15,717	(24,955)	65,923
Voya Large-Cap Growth Fund - Class R6	—	1,970,527	(110,627)	(335,802)	1,524,098	7,182	(11,570)	92,500
Voya MidCap Opportunities Portfolio - Class I	960,355	593,985	(741,927)	(201,729)	610,684	—	71,124	70,714
Voya Multi-Manager Emerging Markets Equity Fund - Class I	962,309	1,480,806	(733,324)	(395,081)	1,314,710	13,903	50,316	—
Voya Multi-Manager International Equity Fund - Class I	1,732,844	1,375,497	(522,388)	(563,183)	2,022,770	29,155	81,765	82,517
Voya Multi-Manager International Factors Fund - Class I	956,636	1,199,205	(374,856)	(367,264)	1,413,721	39,676	44,363	60,008
Voya Multi-Manager Large Cap Core Portfolio - Class I	1,769,516	598,184	(2,237,302)	(130,398)	—	—	64,482	—
Voya Multi-Manager Mid Cap Value Fund - Class I	948,448	679,755	(785,202)	(234,467)	608,534	8,443	(4,619)	104,729
Voya Small Company Portfolio - Class I	857,232	626,685	(666,465)	(208,232)	609,220	3,297	(4,730)	95,403
Voya U.S. Bond Index Portfolio - Class I	—	442,296	(45,001)	6,874	404,169	1,124	682	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	573,545	(127,176)	(40,436)	405,933	7,279	4,513	15,015
Voya U.S. Stock Index Portfolio - Class I	702,479	2,581,532	(1,144,958)	(287,712)	1,851,341	34,204	783	103,794
VY® Clarion Global Real Estate Portfolio - Class I	262,548	159,605	(412,537)	(9,616)	—	17,135	(14,191)	—
VY® Clarion Real Estate Portfolio - Class I	257,431	6,071	(259,251)	(4,251)	—	—	(6,101)	—
VY® Invesco Comstock Portfolio - Class I	880,949	1,354,349	(375,974)	(313,087)	1,546,237	26,899	83,230	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	516,444	1,825,991	(473,565)	(345,141)	1,523,729	3,428	38,463	233,211
	$15,811,630	$21,940,007	$(15,028,577)	$(4,346,417)	$18,376,643	$329,061	$526,437	$1,258,535

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $23,773,683.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$23,255
Gross Unrealized Depreciation	(3,482,384)
Net Unrealized Depreciation	$(3,459,129)

See Accompanying Notes to Financial Statements
109

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.0%
53,228		iShares Russell 1000 Value ETF	$5,910,969	3.5
23,980		Vanguard Global ex-U.S. Real Estate ETF	1,256,792	0.7
16,883		Vanguard Real Estate ETF	1,258,965	0.8
		Total Exchange-Traded Funds (Cost $8,683,999)	8,426,726	5.0
MUTUAL FUNDS: 94.5%
		Affiliated Investment Companies: 93.0%
471,349		Voya Emerging Markets Index Portfolio - Class I	5,024,582	3.0
512,966		Voya Index Plus LargeCap Portfolio - Class I	12,639,490	7.4
687,148		Voya Intermediate Bond Fund - Class R6	6,706,562	3.9
1,485,676		Voya International Index Portfolio - Class I	13,400,794	7.9
606,753		Voya Large Cap Value Fund - Class R6	6,728,894	4.0
334,113		Voya Large-Cap Growth Fund - Class R6	12,646,171	7.5
485,764	(1)	Voya MidCap Opportunities Portfolio - Class I	5,911,749	3.5
1,185,162		Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,586,417	7.4
1,707,479		Voya Multi-Manager International Equity Fund - Class I	16,784,520	9.9
1,375,254		Voya Multi-Manager International Factors Fund - Class I	11,730,913	6.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
694,728	Voya Multi-Manager Mid Cap Value Fund - Class I	$5,891,291	3.5
320,951	Voya Small Company Portfolio - Class I	5,054,979	3.0
325,297	Voya U.S. Bond Index Portfolio - Class I	3,353,811	2.0
324,182	Voya U.S. High Dividend Low Volatility Fund - Class I	3,368,256	2.0
737,904	Voya U.S. Stock Index Portfolio - Class I	10,256,862	6.0
732,216	VY® Invesco Comstock Portfolio - Class I	12,828,423	7.6
162,009	VY® T. Rowe Price Growth Equity Portfolio - Class I	12,643,172	7.5
		157,556,886	93.0
	Unaffiliated Investment Companies: 1.5%
565,746	Credit Suisse Commodity Return Strategy Fund - Class I	2,483,625	1.5
	Total Mutual Funds (Cost $181,298,917)	160,040,511	94.5
	Total Investments in Securities (Cost $189,982,916)	$168,467,237	99.5
	Assets in Excess of Other Liabilities	929,501	0.5
	Net Assets	$169,396,738	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,426,726	$—	$—	$8,426,726
Mutual Funds	160,040,511	—	—	160,040,511
Total Investments, at fair value	$168,467,237	$—	$—	$168,467,237

See Accompanying Notes to Financial Statements
110

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Other Financial Instruments+
Futures	232,209	—	—	232,209
Total Assets	$168,699,446	$—	$—	$168,699,446
Liabilities Table
Other Financial Instruments+
Futures	$(236,189)	$—	$—	$(236,189)
Total Liabilities	$(236,189)	$—	$—	$(236,189)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2018, the following futures contracts were outstanding for Voya Solution 2055 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	40	03/15/19	$5,010,400	$(195,226)
U.S. Treasury 2-Year Note	8	03/29/19	1,698,500	6,978
U.S. Treasury Ultra Long Bond	21	03/20/19	3,373,781	123,563
			$10,082,681	$(64,685)
Short Contracts
Mini MSCI Emerging Markets Index	(104)	03/15/19	(5,027,360)	(4,169)
MSCI EAFE Mini Index	(20)	03/15/19	(1,716,000)	28,791
S&P Mid 400 E-Mini	(10)	03/15/19	(1,662,200)	72,877
U.S. Treasury 10-Year Note	(14)	03/20/19	(1,708,219)	(36,794)
			$(10,113,779)	$60,705

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$5,475,181	$2,008,867	$(1,254,146)	$(1,205,320)	$5,024,582	$134,514	$211,821	$—
Voya Index Plus LargeCap Portfolio - Class I	5,514,741	12,225,774	(2,487,984)	(2,613,041)	12,639,490	215,180	542,119	1,134,064
Voya Intermediate Bond Fund - Class R6	7,207,720	2,400,131	(2,736,418)	(164,871)	6,706,562	243,595	(106,719)	—
Voya International Index Portfolio - Class I	11,793,184	6,697,705	(2,175,457)	(2,914,638)	13,400,794	409,889	359,709	—
Voya Large Cap Growth Portfolio - Class I	18,358,198	4,366,862	(21,067,834)	(1,657,226)	—	87,126	1,847,385	1,812,481
Voya Large Cap Value Fund - Class R6	7,307,918	3,595,373	(2,578,952)	(1,595,445)	6,728,894	133,482	352,602	550,902
Voya Large-Cap Growth Fund - Class R6	—	15,928,843	(421,739)	(2,860,933)	12,646,171	59,852	(37,705)	770,880
Voya MidCap Opportunities Portfolio - Class I	10,057,476	2,436,635	(4,899,492)	(1,682,870)	5,911,749	—	614,223	626,892
Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,020,297	8,880,647	(2,551,950)	(3,762,577)	12,586,417	133,748	756,975	—
Voya Multi-Manager International Equity Fund - Class I	18,212,399	5,803,161	(3,023,456)	(4,207,584)	16,784,520	242,975	215,378	687,698
Voya Multi-Manager International Factors Fund - Class I	10,016,175	6,635,600	(2,128,256)	(2,792,606)	11,730,913	330,666	98,745	500,126
See Accompanying Notes to Financial Statements
111

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2018 (continued)

Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Multi-Manager Large Cap Core Portfolio - Class I	18,457,614	1,756,064	(18,431,842)	(1,781,836)	—	—	1,254,806	—
Voya Multi-Manager Mid Cap Value Fund - Class I	9,930,042	3,155,789	(4,978,061)	(2,216,479)	5,891,291	70,353	210,098	872,644
Voya Small Company Portfolio - Class I	8,973,535	3,048,075	(5,005,916)	(1,960,715)	5,054,979	29,236	160,853	845,991
Voya U.S. Bond Index Portfolio - Class I	—	3,611,904	(316,010)	57,917	3,353,811	9,364	5,064	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	4,448,314	(770,099)	(309,959)	3,368,256	61,169	31,459	125,136
Voya U.S. Stock Index Portfolio - Class I	9,126,805	10,269,486	(6,911,084)	(2,228,345)	10,256,862	197,583	738,166	806,845
VY® Clarion Global Real Estate Portfolio - Class I	2,749,338	678,986	(3,306,439)	(121,885)	—	150,132	(101,519)	—
VY® Clarion Real Estate Portfolio - Class I	2,694,436	4,931	(2,583,505)	(115,862)	—	—	9,067	—
VY® Invesco Comstock Portfolio - Class I	9,228,238	8,012,013	(2,111,096)	(2,300,732)	12,828,423	221,470	454,156	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	5,407,241	12,941,145	(2,498,385)	(3,206,829)	12,643,172	31,443	594,718	2,138,351
	$170,530,538	$118,906,305	$(92,238,121)	$(39,641,836)	$157,556,886	$2,761,777	$8,211,401	$10,872,010

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$101,668
Interest rate contracts	Net Assets — Unrealized appreciation*	130,541
Total Asset Derivatives		$232,209
Liability Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$199,395
Interest rate contracts	Net Assets — Unrealized appreciation*	36,794
Total Liability Derivatives		$236,189

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(291,032)
Interest rate contracts	(2,292)
Total	$(293,324)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(89,397)
Interest rate contracts	93,747
Total	$4,350

See Accompanying Notes to Financial Statements
112

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2018 (continued)

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $193,303,679.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$290,126
Gross Unrealized Depreciation	(25,130,548)
Net Unrealized Depreciation	$(24,840,422)

See Accompanying Notes to Financial Statements
113

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2018

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.0%
1,293		iShares 1-3 Year Treasury Bond ETF	$108,120	1.0
1,786		iShares 20+ Year Treasury Bond ETF	217,017	2.0
3,437		iShares Russell 1000 Value ETF	381,679	3.5
1,548		Vanguard Global ex-U.S. Real Estate ETF	81,131	0.7
1,090		Vanguard Real Estate ETF	81,281	0.8
		Total Exchange-Traded Funds (Cost $896,399)	869,228	8.0
MUTUAL FUNDS: 91.9%
		Affiliated Investment Companies: 90.4%
10,169		Voya Emerging Markets Index Portfolio - Class I	108,397	1.0
33,010		Voya Index Plus LargeCap Portfolio - Class I	813,355	7.5
32,969		Voya Intermediate Bond Fund - Class R6	321,781	3.0
83,620		Voya International Index Portfolio - Class I	754,253	6.9
38,949		Voya Large Cap Value Fund - Class R6	431,940	4.0
21,500		Voya Large-Cap Growth Fund - Class R6	813,785	7.5
26,793	(1)	Voya MidCap Opportunities Portfolio - Class I	326,068	3.0
66,044		Voya Multi-Manager Emerging Markets Equity Fund - Class I	701,384	6.5
109,874		Voya Multi-Manager International Equity Fund - Class I	1,080,065	9.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
88,495	Voya Multi-Manager International Factors Fund - Class I	$754,866	6.9
38,317	Voya Multi-Manager Mid Cap Value Fund - Class I	324,927	3.0
20,653	Voya Small Company Portfolio - Class I	325,292	3.0
20,931	Voya U.S. Bond Index Portfolio - Class I	215,804	2.0
20,861	Voya U.S. High Dividend Low Volatility Fund - Class I	216,747	2.0
71,221	Voya U.S. Stock Index Portfolio - Class I	989,978	9.1
47,121	VY® Invesco Comstock Portfolio - Class I	825,563	7.6
10,425	VY® T. Rowe Price Growth Equity Portfolio - Class I	813,583	7.5
		9,817,788	90.4
	Unaffiliated Investment Companies: 1.5%
36,550	Credit Suisse Commodity Return Strategy Fund - Class I	160,455	1.5
	Total Mutual Funds (Cost $11,633,224)	9,978,243	91.9
	Total Investments in Securities (Cost $12,529,623)	$10,847,471	99.9
	Assets in Excess of Other Liabilities	6,710	0.1
	Net Assets	$10,854,181	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$869,228	$—	$—	$869,228
Mutual Funds	9,978,243	—	—	9,978,243
Total Investments, at fair value	$10,847,471	$—	$—	$10,847,471

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
114

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$250,250	$255,785	$(372,534)	$(25,104)	$108,397	$7,367	$(7,550)	$—
Voya Index Plus LargeCap Portfolio - Class I	252,872	926,040	(226,730)	(138,827)	813,355	11,784	13,856	62,099
Voya Intermediate Bond Fund - Class R6	330,694	328,278	(333,722)	(3,469)	321,781	13,041	(11,419)	—
Voya International Index Portfolio - Class I	385,797	894,945	(382,419)	(144,070)	754,253	22,445	(6,630)	—
Voya Large Cap Growth Portfolio - Class I	841,927	555,490	(1,339,910)	(57,507)	—	5,049	62,043	105,040
Voya Large Cap Value Fund - Class R6	350,302	542,262	(397,639)	(62,985)	431,940	8,018	(17,412)	36,215
Voya Large-Cap Growth Fund - Class R6	—	1,047,777	(59,550)	(174,442)	813,785	3,799	(6,214)	48,932
Voya MidCap Opportunities Portfolio - Class I	461,369	331,258	(369,057)	(97,502)	326,068	—	30,429	35,818
Voya Multi-Manager Emerging Markets Equity Fund - Class I	463,578	786,025	(363,616)	(184,603)	701,384	7,389	9,306	—
Voya Multi-Manager International Equity Fund - Class I	832,548	781,386	(249,758)	(284,111)	1,080,065	15,429	36,048	43,668
Voya Multi-Manager International Factors Fund - Class I	459,616	660,487	(181,058)	(184,179)	754,866	20,998	17,323	31,759
Voya Multi-Manager Large Cap Core Portfolio - Class I	851,812	312,708	(1,113,810)	(50,710)	—	—	21,605	—
Voya Multi-Manager Mid Cap Value Fund - Class I	455,611	376,088	(396,431)	(110,341)	324,927	4,467	(13,989)	55,404
Voya Small Company Portfolio - Class I	411,844	341,437	(327,728)	(100,261)	325,292	1,601	(6,773)	46,317
Voya U.S. Bond Index Portfolio - Class I	—	235,958	(23,765)	3,611	215,804	591	356	—
Voya U.S. High Dividend Low Volatility Fund - Class I	—	298,616	(60,453)	(21,416)	216,747	3,790	2,096	7,943
Voya U.S. Stock Index Portfolio - Class I	338,728	1,359,671	(558,733)	(149,688)	989,978	18,269	922	52,730
VY® Clarion Global Real Estate Portfolio - Class I	126,120	86,419	(207,324)	(5,215)	—	8,702	(6,670)	—
VY® Clarion Real Estate Portfolio - Class I	123,669	6,703	(127,882)	(2,490)	—	—	(2,617)	—
VY® Invesco Comstock Portfolio - Class I	423,059	738,484	(185,946)	(150,034)	825,563	14,309	30,710	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	248,149	972,624	(229,767)	(177,423)	813,583	1,809	13,445	123,107
	$7,607,945	$11,838,441	$(7,507,832)	$(2,120,766)	$9,817,788	$168,857	$158,865	$649,032

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $12,671,831.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,328
Gross Unrealized Depreciation	(1,836,687)
Net Unrealized Depreciation	$(1,824,359)

See Accompanying Notes to Financial Statements
115

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.1127
Class I	NII	$0.1697
Class R6	NII	$0.1700
Class S	NII	$0.1373
Class S2	NII	$0.1344
All Classes	STCG	$0.0571
All Classes	LTCG	$0.4882
Voya Solution Balanced Portfolio
Class ADV	NII	$0.1593
Class I	NII	$0.2195
Class R6	NII	$0.2195
Class S	NII	$0.1909
Class S2	NII	$0.1404
All Classes	STCG	$0.0584
All Classes	LTCG	$0.3116
Voya Solution Conservative Portfolio
Class ADV	NII	$0.2152
Class I	NII	$0.2731
Class R6	NII	$0.2730
Class S	NII	$0.2315
Class S2	NII	$0.2114
All Classes	STCG	$0.1007
All Classes	LTCG	$0.0899
Voya Solution Income Portfolio
Class ADV	NII	$0.2554
Class I	NII	$0.3235
Class S	NII	$0.2858
Class S2	NII	$0.2459
Class T	NII	$0.2381
All Classes	STCG	$0.1359
All Classes	LTCG	$0.1608
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.2029
Class I	NII	$0.2742
Class R6	NII	$0.2743
Class S	NII	$0.2375
Class S2	NII	$0.1805
All Classes	STCG	$0.0774
All Classes	LTCG	$0.5453
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.1951
Class I	NII	$0.2470
Class R6	NII	$0.2471
Class S	NII	$0.2143
Class S2	NII	$0.2076
All Classes	STCG	$0.0647
All Classes	LTCG	$0.1701
Voya Solution 2020 Portfolio
Class ADV	NII	$0.2042
Class I	NII	$0.2578
Class S	NII	$0.2357
Class S2	NII	$0.2276
Class T	NII	$0.1865
All Classes	STCG	$0.1802
All Classes	LTCG	$0.4435
Voya Solution 2025 Portfolio
Class ADV	NII	$0.2087
Class I	NII	$0.2720
Class S	NII	$0.2385
Portfolio Name	Type	Per Share Amount
Voya Solution 2025 Portfolio (continued)
Class S2	NII	$0.1981
Class T	NII	$0.1858
All Classes	STCG	$0.0669
All Classes	LTCG	$0.3052
Voya Solution 2030 Portfolio
Class ADV	NII	$0.2280
Class I	NII	$0.2921
Class S	NII	$0.2663
Class S2	NII	$0.2412
Class T	NII	$0.2224
All Classes	STCG	$0.2710
All Classes	LTCG	$0.5712
Voya Solution 2035 Portfolio
Class ADV	NII	$0.1874
Class I	NII	$0.2522
Class S	NII	$0.2189
Class S2	NII	$0.1960
Class T	NII	$0.1626
All Classes	STCG	$0.0394
All Classes	LTCG	$0.4641
Voya Solution 2040 Portfolio
Class ADV	NII	$0.2175
Class I	NII	$0.2817
Class S	NII	$0.2495
Class S2	NII	$0.2519
Class T	NII	$0.2016
All Classes	STCG	$0.3254
All Classes	LTCG	$0.8489
Voya Solution 2045 Portfolio
Class ADV	NII	$0.1503
Class I	NII	$0.2167
Class S	NII	$0.1826
Class S2	NII	$0.1478
Class T	NII	$0.1358
All Classes	STCG	$0.0672
All Classes	LTCG	$0.5477
Voya Solution 2050 Portfolio
Class ADV	NII	$0.1637
Class I	NII	$0.2154
Class S	NII	$0.1885
Class S2	NII	$0.1765
Class T	NII	$0.1307
All Classes	STCG	$0.2103
All Classes	LTCG	$0.6210
Voya Solution 2055 Portfolio
Class ADV	NII	$0.1462
Class I	NII	$0.2167
Class S	NII	$0.1803
Class S2	NII	$0.1583
Class T	NII	$0.0978
All Classes	STCG	$0.0465
All Classes	LTCG	$0.4732
Voya Solution 2060 Portfolio
Class ADV	NII	$0.1070
Class I	NII	$0.1348
Class S	NII	$0.1167
Class S2	NII	$0.1140
Class T	NII	$0.0589
All Classes	STCG	$0.2164
All Classes	LTCG	$0.3665

116

TAX INFORMATION (Unaudited) (continued)

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Solution Aggressive Portfolio	32.05%
Voya Solution Balanced Portfolio	21.40%
Voya Solution Conservative Portfolio	7.24%
Voya Solution Income Portfolio	9.39%
Voya Solution Moderately Aggressive Portfolio	28.04%
Voya Solution Moderately Conservative Portfolio	13.74%
Voya Solution 2020 Portfolio	10.86%
Voya Solution 2025 Portfolio	19.64%
Voya Solution 2030 Portfolio	14.50%
Voya Solution 2035 Portfolio	29.79%
Voya Solution 2040 Portfolio	15.62%
Voya Solution 2045 Portfolio	32.06%
Voya Solution 2050 Portfolio	19.07%
Voya Solution 2055 Portfolio	34.75%
Voya Solution 2060 Portfolio	14.40%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Solution Aggressive Portfolio	$563,817
Voya Solution Balanced Portfolio	$1,695,402
Voya Solution Conservative Portfolio	$128,952
Voya Solution Income Portfolio	$5,255,698
Voya Solution Moderately Aggressive Portfolio	$26,503,700
Voya Solution Moderately Conservative Portfolio	$514,108
Voya Solution 2020 Portfolio	$1,130,733
Voya Solution 2025 Portfolio	$21,963,873
Voya Solution 2030 Portfolio	$1,106,355
Voya Solution 2035 Portfolio	$32,580,024
Voya Solution 2040 Portfolio	$1,235,549
Voya Solution 2045 Portfolio	$28,339,224
Voya Solution 2050 Portfolio	$718,247
Voya Solution 2055 Portfolio	$6,009,418
Voya Solution 2060 Portfolio	$316,051
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2018:
117

TAX INFORMATION (Unaudited) (continued)

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$6,966	$0.0056	26.74%
Voya Solution Balanced Portfolio	$14,263	$0.0026	13.76%
Voya Solution Conservative Portfolio	$1,362	$0.0008	4.82%
Voya Solution Income Portfolio	$67,934	$0.0021	7.80%
Voya Solution Moderately Aggressive Portfolio	$270,778	$0.0055	20.26%
Voya Solution Moderately Conservative Portfolio	$6,331	$0.0021	9.92%
Voya Solution 2020 Portfolio	$8,022	$0.0028	11.39%
Voya Solution 2025 Portfolio	$265,802	$0.0037	15.16%
Voya Solution 2030 Portfolio	$13,468	$0.0061	21.25%
Voya Solution 2035 Portfolio	$411,800	$0.0057	24.29%
Voya Solution 2040 Portfolio	$11,779	$0.0070	26.76%
Voya Solution 2045 Portfolio	$338,267	$0.0064	29.47%
Voya Solution 2050 Portfolio	$11,191	$0.0081	31.21%
Voya Solution 2055 Portfolio	$105,875	$0.0078	31.51%
Voya Solution 2060 Portfolio	$5,913	$0.0057	29.06%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
118

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, Boston, MA (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2006 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015 – Present	Retired.	150	None.
119

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	January 2005 – Present	Retired.	150	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2018, Patrick W. Kenny retired as Director of the Board.

120

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro230 Park AvenueNew York, New York 10169Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
121

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 –
Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably

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necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered certain Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds

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and other funds the Sub-Adviser manages identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Solution Aggressive Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the one-year period and underperformed for the year-to-date and three-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not

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include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fees and Expenses (“AFFE”), is below the median all-in net expense ratio for the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the fourth quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the
Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Conservative Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, and the second quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the

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Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and in the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Aggressive Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, and the third quintile for the year-to-date and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including

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the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Conservative Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2020 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, and the second quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the

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Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio, not inclusive of AFFE.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2025 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, the third quintile for the year-to-date period, and the fourth quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2030 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the one-year and three-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also

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considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2035 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, and the third quintile for the year-to-date, three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2040 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary

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benchmark for all periods presented, with the exception of the three-year period, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2045 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its
Morningstar category for the five-year period, the third quintile for the one-year, three-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Voya Solution 2050 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the one-year period, the third quintile for the three-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory
Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2055 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of the AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

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Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2060 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the year-to-date and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; (2) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy and to deliver favorable long-term performance; and (3) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

VPAR-VSOL (1218-021519)

Annual Report
December 31, 2018
Classes ADV, I, S, S2 and Z
Voya Partners, Inc.
■ Voya Index Solution Income Portfolio	■ Voya Index Solution 2040 Portfolio
■ Voya Index Solution 2020 Portfolio	■ Voya Index Solution 2045 Portfolio
■ Voya Index Solution 2025 Portfolio	■ Voya Index Solution 2050 Portfolio
■ Voya Index Solution 2030 Portfolio	■ Voya Index Solution 2055 Portfolio
■ Voya Index Solution 2035 Portfolio	■ Voya Index Solution 2060 Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyinvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.
As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 31, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.
As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.
U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.
In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.
International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2020 Index,
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.
3

Voya Index Solution Portfolios	Portfolio Managers’ Report

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors expecting to retire around the year applicable to that Portfolio. These Target Asset Allocations as of December 31, 2018 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, and Paul Zemsky, CFA and Chief Investment Officer, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: Each Portfolio’s performance against its respective benchmark can be found on page 6.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2018.
All of the Portfolios started 2018 favoring equities over fixed income, with overweight positions in Japanese and emerging markets equities (“EM”). The suite also maintained its tactical overweight to domestic large growth to offset the value bias in its strategic allocation.
In January, the Portfolios lowered their U.S. REIT positions given the asset class’ historically negative association with interest rates, which were potentially breaking into a higher range. We allocated proceeds from the sale to U.S. large cap equities.
In March, the Portfolios closed their Japanese equities (U.S. dollar hedged) positions. The supporting thesis, that the Bank of Japan would keep the currency relatively weak, had failed to materialize. As an exporting nation, the strengthening of the yen over the period of the position was a headwind for Japanese equities. We split proceeds from the sale between U.S. large cap and international equities.
At the end of April, we concluded our annual glide-down and strategic asset allocation process, reducing equities by 1 – 2% in the 2040 – 2020 vintages. At the time, we remained positive on equities relative to bonds. Even if the United States had enacted the proposed tariffs against China and Europe, we believed their economic effects would be modest. We believed deregulation and tax cuts had not yet exerted their full effects, and the slowdown in global growth during the first quarter would prove transitory. With consumer and business sentiment nearing multi-decade highs, backed by double-digit earnings and high single-digit sales growth, we expected equities to recover their momentum and surprise to the upside. At the same time, we were mindful that the cycle had advanced and labor markets continued to tighten. As a result, we modestly reduced the Portfolios’ overweights to equities. In addition, we incorporated TIPS as a strategic asset class.
In June, the Portfolios enacted an underweight position to EM equities, splitting the proceeds between U.S. large cap equities and short duration bonds, in varying degrees depending on the vintage. At the time of the trade, we believe the valuation of EM equities was not providing sufficient support against a worsening business outlook or renewed political uncertainty in the region.
In July, the Portfolios exited from high yield, reallocating the assets to core U.S. fixed income and short duration bonds. This was a tactical view that represented de-risking fixed income positions, given our views that both the credit and business cycles were in their latter stages.
In September, the Portfolios further reduced their exposure to EM equities in favor of domestic large cap equities. At the time of the trade, EM equities were entrenched in a bear market, having fallen 20% from their most recent peak. Even at those levels we found the valuation to be still in line with its EM’s five-year average and thus capable of moving another leg lower before valuations once again became attractive, in our view. On the fundamental side, in our opinion, economic data from China continued to show weakness through the summer, and copper prices and global ISM continued to slip.
We implemented two trades across the Portfolios in October. First, we increased duration, or interest-rate risk, in the Portfolios through the purchase of longer-maturity bonds, funded by reducing core U.S. fixed income. Second, we reduced the Portfolios’ exposure to shorter-maturity bonds and allocated the funds into EM equities, lessening our tactical underweight to EM.
4

Portfolio Managers’ Report	Voya Index Solution Portfolios

In November, the Portfolios reduced their risk exposures, selling equities in favor of core U.S. fixed income. At the time of the trade, we believed fundamental indicators showed the U.S. joining the rest of the world in a growth slowdown. Finally in December — based on concerns about muted future U.S. corporate earnings, continued interest-rate increases by the U.S. Federal Reserve Board (“Fed”) and the dimming outlook for the euro zone — we further reduced the Portfolios’ equity exposures by selling U.S. mid cap and developed international equities and reinvesting the proceeds into fixed income.
During the year, tactical moves relative to our strategic benchmarks had a positive impact across the suite.
During the year, the Portfolios utilized various futures to enact tactical positions. The Portfolios utilized futures to avoid significant manager disruption and to provide greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.
Current Strategy and Outlook: Risk assets sold off markedly during December, as investors reacted to statements from Federal Reserve officials, which suggested that interest rate hikes would continue apace in 2019. The United States led the charge lower as many global equity markets nursed losses during the year. Among the causes of weakness were economic deceleration in the U.S., weak data from China, trade geopolitics and the ongoing partial U.S. government shutdown. Many indicators that tend to turn first around business cycle peaks are flashing red, in our opinion, in several economies. The U.S. Treasury yield curve is flat by many measures; by some, it is inverted: the 12-month Treasury bill yield currently is higher than some other maturities. World trade volumes have slowed further in recent months and December business surveys remained weak in most major economies, in our view. Credit markets have not been immune to weakness. High yield spreads have gapped wider and in the investment grade sector, spreads are widening on credit default swaps of some of the highest quality debt issuers. Concerns about covenant-lite issuance have pressured leveraged loans. We believe one of the few perceived “safe havens” have been U.S. Treasuries, as investors sought any port in the storm. Ten-year Treasury yields have declined to 2.68% from a high of 3.24% in early November.
We believe the composition of returns throughout December is noteworthy. The U.S. dollar held surprisingly steady, given the gyrations in U.S. markets. In our opinion EM equities, while down, fared better than developed markets and the U.S., perhaps because EMs have been under steady pressure since June. We are closely watching the stimulus China has implemented to arrest its economic slowdown — while not yet on the scale seen in early 2016, we believe it involves a meaningful number of initiatives. We are looking for a turn in the Chinese data in a few months.
Looking ahead, we believe there is intense movement in the equity and bond markets, creating a lot of day-to-day volatility for investors to digest. This is where relying on our investment process of evaluating valuations, fundamentals and sentiment is critical, in our opinion. The quantitative data show that on most measures equities have de-rated meaningfully over the past 12 months. At 14.5 times forward earnings, the U.S. equity market has not been this inexpensive since late 2013. The difficulty investors have with stepping in to buy at current valuations is an unclear handle on the earnings part of the ratio. Earnings revisions have been falling steadily, but even so, top-down forecasts are for 7% earnings growth in 2019, which looks to be a bit high in our view.
In terms of fundamentals, our models show rising probabilities of recession — not to the levels where one is imminent, but the deceleration in activity due to lapsing fiscal stimulus and Fed rate hikes is in fact biting. One only needs to see the cooling in the housing and auto sectors to observe the effect the rise in short-term rates has delivered over the past year. We believe we need to see a trough in earnings revisions in the U.S. and globally, and a healing in the credit markets among other factors, to put in a durable bottom to equities. Lastly, investor sentiment is starting to reach oversold readings on a short-term view — but not yet as severely oversold as expected given the damage that has been inflicted on equities.
To be sure, sentiment can be a fickle factor, and in our opinion, there may be a meaningful counter-trend underway — sparked by dovish comments from the Fed. In these types of volatile conditions, to accept the risk of re-entering risk markets, we generally look for signals of adequate return potential from two of the three pillars of our investment process. Therefore, we believe a better clearing price for equities will unfold in the first half of 2019.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2018.

*
Effective May 11, 2018, Jody Hrazanek was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
5

Voya Index Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Period Ended December 31, 2018
1 Year
Voya Index Solution Income Portfolio, Class S	-3.25%
S&P Target Date Retirement Income Index	-2.54%
Voya Index Solution 2020 Portfolio, Class S	-4.13%
S&P Target Date 2020 Index	-4.16%
Voya Index Solution 2025 Portfolio, Class S	-5.17%
S&P Target Date 2025 Index	-5.02%
Voya Index Solution 2030 Portfolio, Class S	-6.40%
S&P Target Date 2030 Index	-5.99%
Voya Index Solution 2035 Portfolio, Class S	-7.12%
S&P Target Date 2035 Index	-6.88%
Voya Index Solution 2040 Portfolio, Class S	-7.73%
S&P Target Date 2040 Index	-7.41%
Voya Index Solution 2045 Portfolio, Class S	-8.44%
S&P Target Date 2045 Index	-7.74%
Voya Index Solution 2050 Portfolio, Class S	-8.68%
S&P Target Date 2050 Index	-7.94%
Voya Index Solution 2055 Portfolio, Class S	-8.66%
S&P Target Date 2055 Index	-7.97%
Voya Index Solution 2060 Portfolio, Class S	-8.66%
S&P Target Date 2060+ Index	-7.95%

Annual Target Asset Allocation as of December 31, 2018
Sub Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	Income
US Large Blend	48.50%	48.50%	48.50%	48.00%	44.50%	43.00%	38.00%	32.00%	26.00%	19.50%
US Mid Cap Blend	6.00%	6.00%	6.00%	6.00%	5.00%	4.00%	3.00%	2.50%	1.00%	1.00%
US Small Cap	3.00%	3.00%	3.00%	3.00%	3.00%	2.00%	2.00%	2.00%	1.00%	0.00%
International	24.00%	24.00%	24.00%	23.00%	22.00%	20.00%	18.00%	13.00%	10.00%	6.00%
Emerging Markets	7.50%	7.50%	7.50%	7.00%	6.50%	6.00%	5.00%	4.00%	2.50%	2.00%
US Real Estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Global Real Estate	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.00%	1.00%	1.00%
Commodities	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Core Fixed Income	5.00%	5.00%	5.00%	5.25%	9.00%	14.00%	23.00%	29.75%	35.75%	43.00%
Senior Debt	0.00%	0.00%	0.00%	1.75%	3.00%	4.00%	4.00%	5.00%	5.00%	5.00%
TIPS	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.00%	5.00%	7.00%
Short Duration	1.00%	1.00%	1.00%	1.00%	2.00%	2.00%	2.00%	5.25%	9.25%	12.00%
Long Govt Bonds	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Total Equity	92.0%	92.0%	92.0%	90.0%	84.0%	78.0%	69.0%	56.0%	43.0%	31.0%
Total Fixed Income	8.0%	8.0%	8.0%	10.0%	16.0%	22.0%	31.0%	44.0%	57.0%	69.0%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

6

Portfolio Managers’ Report	Voya Index Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-3.50%	2.74%	4.99%	—
Class I	-3.04%	3.27%	5.52%	—
Class S	-3.25%	3.01%	5.25%	—
Class S2	-3.39%	2.86%	—	5.25%
Class Z(1)	-2.83%	3.41%	5.59%	—
S&P Target Date Retirement Income Index	-2.54%	3.06%	5.31%	5.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Index Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	-4.42%	3.56%	6.86%	—
Class I	-3.98%	4.00%	7.33%	—
Class S	-4.13%	3.78%	7.06%	—
Class S2	-4.29%	3.62%	6.94%	—
Class Z(1)	-3.74%	4.14%	—	7.43%
S&P Target Date 2020 Index	-4.16%	4.10%	7.67%	7.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Index Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-5.37%	3.61%	7.57%	—
Class I	-4.94%	4.12%	8.10%	—
Class S	-5.17%	3.87%	7.85%	—
Class S2	-5.29%	3.72%	—	7.86%
Class Z(1)	-4.74%	4.25%	8.17%	—
S&P Target Date 2025 Index	-5.02%	4.31%	8.46%	8.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Index Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	-6.60%	3.99%	8.54%	—
Class I	-6.11%	4.48%	9.06%	—
Class S	-6.40%	4.24%	8.76%	—
Class S2	-6.47%	4.02%	8.60%	—
Class Z(1)	-5.90%	4.58%	—	9.13%
S&P Target Date 2030 Index	-5.99%	4.50%	9.05%	9.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Index Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-7.26%	4.06%	8.60%	—
Class I	-6.86%	4.56%	9.13%	—
Class S	-7.12%	4.30%	8.86%	—
Class S2	-7.14%	4.17%	—	8.89%
Class Z(1)	-6.64%	4.72%	9.22%	—
S&P Target Date 2035 Index	-6.88%	4.69%	9.38%	9.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Index Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	-7.94%	4.15%	9.59%	—
Class I	-7.53%	4.62%	10.11%	—
Class S	-7.73%	4.38%	9.83%	—
Class S2	-7.90%	4.21%	9.67%	—
Class Z(1)	-7.32%	4.74%	—	10.20%
S&P Target Date 2040 Index	-7.41%	4.82%	9.96%	9.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Index Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-8.70%	4.09%	9.11%	—
Class I	-8.16%	4.62%	9.67%	—
Class S	-8.44%	4.35%	9.39%	—
Class S2	-8.52%	4.22%	—	9.36%
Class Z(1)	-8.03%	4.76%	9.74%	—
S&P Target Date 2045 Index	-7.74%	4.91%	9.88%	10.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Index Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	-8.92%	4.11%	9.65%	—
Class I	-8.49%	4.63%	10.21%	—
Class S	-8.68%	4.41%	9.94%	—
Class S2	-8.80%	4.21%	9.76%	—
Class Z(1)	-8.28%	4.75%	—	10.29%
S&P Target Date 2050 Index	-7.94%	5.01%	10.52%	10.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

Portfolio Managers’ Report	Voya Index Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 March 8, 2010	Since Inception of Class Z May 1, 2015
Class ADV	-8.87%	4.15%	7.39%	—
Class I	-8.48%	4.65%	7.92%	—
Class S	-8.66%	4.39%	7.66%	—
Class S2	-8.77%	4.25%	7.50%	—
Class Z(1)	-8.24%	4.81%	—	8.01%
S&P Target Date 2055 Index	-7.97%	5.07%	8.37%	8.37%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

Voya Index Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	Since Inception of Classes ADV, I, S, and S2 February 9, 2015	Since Inception of Class Z May 1, 2015
Class ADV	-8.88%	3.81%	—
Class I	-8.46%	4.31%	—
Class S	-8.66%	4.05%	—
Class S2	-8.75%	3.88%	—
Class Z(1)	-8.27%	—	4.48%
S&P Target Date 2060+ Index	-7.95%	4.94%	4.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$975.40	0.71%	$3.54	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	977.90	0.21	1.05	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	976.80	0.46	2.29	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	976.50	0.61	3.04	1,000.00	1,022.13	0.61	3.11
Class Z	1,000.00	979.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2020 Portfolio
Class ADV	$1,000.00	$963.10	0.71%	$3.51	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	965.90	0.21	1.04	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	965.10	0.46	2.28	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	964.30	0.61	3.02	1,000.00	1,022.13	0.61	3.11
Class Z	1,000.00	966.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$950.60	0.70%	$3.44	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	953.10	0.20	0.98	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	951.70	0.45	2.21	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	951.40	0.60	2.95	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	954.30	0.00	0.00	1,000.00	1,025.21	0.00	0.00
17

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$938.90	0.70%	$3.42	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	941.30	0.20	0.98	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	939.60	0.45	2.20	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	939.60	0.60	2.93	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	942.20	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$929.90	0.70%	$3.41	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	932.20	0.20	0.97	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	930.40	0.45	2.19	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	930.20	0.60	2.92	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	933.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$923.00	0.71%	$3.44	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	925.30	0.21	1.02	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	923.90	0.46	2.23	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	922.70	0.61	2.96	1,000.00	1,022.13	0.61	3.11
Class Z	1,000.00	926.30	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$916.10	0.72%	$3.48	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	918.40	0.22	1.06	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	917.10	0.47	2.27	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	917.20	0.62	3.00	1,000.00	1,022.08	0.62	3.16
Class Z	1,000.00	919.70	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$914.70	0.73%	$3.52	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	916.70	0.23	1.11	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	916.00	0.48	2.32	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	915.40	0.63	3.04	1,000.00	1,022.03	0.63	3.21
Class Z	1,000.00	918.30	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$914.90	0.73%	$3.52	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	916.40	0.23	1.11	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	915.80	0.48	2.32	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	915.30	0.63	3.04	1,000.00	1,022.03	0.63	3.21
Class Z	1,000.00	918.20	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$914.90	0.72%	$3.48	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	916.80	0.22	1.06	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	916.30	0.47	2.27	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	915.40	0.62	2.99	1,000.00	1,022.08	0.62	3.16
Class Z	1,000.00	917.30	0.00	0.00	1,000.00	1,025.21	0.00	0.00

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Partners, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio (the Funds), each a series of Voya Partners, Inc., including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 21, 2019
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$331,948,139	$238,679,926	$733,097,191	$362,337,182
Investments in unaffiliated underlying funds at fair value**	68,372,076	40,185,973	115,548,663	30,968,334
Cash	45,394,651	21,409,794	3,288,301	1,569,768
Cash collateral for futures	1,110,313	704,006	1,848,161	1,127,289
Receivables:
Investments in affiliated underlying funds sold	6,556,564	7,709,032	17,707,215	8,099,518
Investments in unaffiliated underlying funds sold	501,121	—	1,974,688	—
Fund shares sold	314,165	592,694	101,558	967,814
Dividends	601	251	152	119
Prepaid expenses	2,234	1,221	4,003	1,563
Reimbursement due from manager	51,911	61,046	110,063	79,049
Other assets	12,439	2,723	16,593	3,287
Total assets	454,264,214	309,346,666	873,696,588	405,153,923
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	7,799,288	5,991,566	18,526,532	8,112,247
Payable for investments in unaffiliated underlying funds purchased	1,388,209	2,184,258	1,606,651	1,740,277
Payable for fund shares redeemed	353,983	632,840	1,249,255	5,428
Payable for investment management fees	85,803	56,851	165,402	72,021
Payable for distribution and shareholder service fees	72,213	14,628	119,515	14,516
Payable for directors fees	2,343	1,419	4,373	1,863
Payable to directors under the deferred compensation plan (Note 6)	12,439	2,723	16,593	3,287
Other accrued expenses and liabilities	63,465	16,260	63,803	21,781
Total liabilities	9,777,743	8,900,545	21,752,124	9,971,420
NET ASSETS	$444,486,471	$300,446,121	$851,944,464	$395,182,503
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$453,900,285	$303,385,956	$853,289,551	$402,402,324
Total distributable loss	(9,413,814)	(2,939,835)	(1,345,087)	(7,219,821)
NET ASSETS	$444,486,471	$300,446,121	$851,944,464	$395,182,503
* Cost of investments in affiliated underlying funds	$345,632,083	$253,034,566	$771,239,128	$390,817,109
** Cost of investments in unaffiliated underlying funds	$72,680,132	$42,255,294	$121,756,106	$33,110,337
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
Class ADV
Net assets	$87,696,843	$24,849,713	$196,101,569	$27,142,645
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,077,634	2,032,715	19,630,055	1,965,222
Net asset value and redemption price per share	$9.66	$12.22	$9.99	$13.81
Class I
Net assets	$21,140,176	$7,470,760	$56,644,919	$6,304,113
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,131,508	595,537	5,530,279	444,197
Net asset value and redemption price per share	$9.92	$12.54	$10.24	$14.19
Class S
Net assets	$140,646,688	$11,577,847	$120,905,297	$11,224,172
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,324,099	926,519	11,932,855	796,362
Net asset value and redemption price per share	$9.82	$12.50	$10.13	$14.09
Class S2
Net assets	$16,239,894	$5,488,080	$26,038,055	$2,238,852
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,690,689	441,614	2,614,517	160,609
Net asset value and redemption price per share	$9.61	$12.43	$9.96	$13.94
Class Z
Net assets	$178,762,870	$251,059,721	$452,254,624	$348,272,721
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	17,895,389	19,878,605	43,846,666	24,426,629
Net asset value and redemption price per share	$9.99	$12.63	$10.31	$14.26
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$706,084,309	$252,565,563	$493,921,080	$171,876,298
Investments in unaffiliated underlying funds at fair value**	60,484,934	18,654,678	24,199,251	5,192,321
Cash	3,179,763	1,067,365	2,453,715	761,554
Cash collateral for futures	2,285,129	776,825	2,041,062	663,634
Receivables:
Investments in affiliated underlying funds sold	13,475,101	4,879,880	7,417,645	2,585,897
Investments in unaffiliated underlying funds sold	447,395	—	84,146	—
Fund shares sold	208,993	726,614	129,685	860,409
Dividends	75	57	41	19
Prepaid expenses	3,634	995	2,446	610
Reimbursement due from manager	97,559	52,537	54,521	29,318
Other assets	14,224	2,135	9,211	1,311
Total assets	786,281,116	278,726,649	530,312,803	181,971,371
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	13,780,919	4,979,926	8,361,188	3,505,861
Payable for investments in unaffiliated underlying funds purchased	1,165,966	1,082,425	588,538	351,394
Payable for fund shares redeemed	842,014	76,131	108,335	2,298
Payable for investment management fees	142,543	49,157	93,552	30,938
Payable for distribution and shareholder service fees	107,288	8,933	72,850	7,004
Payable for directors fees	3,995	1,244	2,703	790
Payable to directors under the deferred compensation plan (Note 6)	14,224	2,135	9,211	1,311
Other accrued expenses and liabilities	63,566	19,536	42,264	26,409
Total liabilities	16,120,515	6,219,487	9,278,641	3,926,005
NET ASSETS	$770,160,601	$272,507,162	$521,034,162	$178,045,366
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$770,526,669	$280,698,950	$524,704,418	$185,797,725
Total distributable loss	(366,068)	(8,191,788)	(3,670,256)	(7,752,359)
NET ASSETS	$770,160,601	$272,507,162	$521,034,162	$178,045,366
* Cost of investments in affiliated underlying funds	$746,938,075	$277,254,647	$529,279,209	$190,378,843
** Cost of investments in unaffiliated underlying funds	$65,336,698	$19,949,314	$26,844,090	$5,722,001
See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
Class ADV
Net assets	$176,145,299	$15,441,039	$122,905,480	$11,155,391
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	17,376,745	1,080,832	11,836,915	775,201
Net asset value and redemption price per share	$10.14	$14.29	$10.38	$14.39
Class I
Net assets	$55,981,752	$3,952,090	$43,658,411	$3,850,741
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,372,044	269,769	4,065,180	262,118
Net asset value and redemption price per share	$10.42	$14.65	$10.74	$14.69
Class S
Net assets	$96,259,186	$7,980,717	$65,001,595	$7,477,307
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,350,638	545,850	6,143,937	510,357
Net asset value and redemption price per share	$10.29	$14.62	$10.58	$14.65
Class S2
Net assets	$29,750,649	$1,904,668	$16,120,804	$2,023,306
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,938,253	132,050	1,549,291	140,041
Net asset value and redemption price per share	$10.13	$14.42	$10.41	$14.45
Class Z
Net assets	$412,023,715	$243,228,648	$273,347,872	$153,538,621
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	39,219,849	16,499,570	25,258,179	10,395,157
Net asset value and redemption price per share	$10.51	$14.74	$10.82	$14.77
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$207,150,106	$43,114,754
Investments in unaffiliated underlying funds at fair value**	6,279,411	2,694,932
Cash	956,069	121,575
Cash collateral for futures	835,483	—
Receivables:
Investments in affiliated underlying funds sold	2,958,735	732,587
Investments in unaffiliated underlying funds sold	18,095	24,227
Fund shares sold	302,742	218,257
Dividends	23	12
Prepaid expenses	891	131
Reimbursement due from manager	32,253	8,314
Other assets	2,854	294
Total assets	218,536,662	46,915,083
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	3,585,501	917,369
Payable for investments in unaffiliated underlying funds purchased	211,581	143,700
Payable for fund shares redeemed	16,360	—
Payable for investment management fees	37,683	8,026
Payable for distribution and shareholder service fees	28,757	3,410
Payable for directors fees	1,040	183
Payable to directors under the deferred compensation plan (Note 6)	2,854	294
Other accrued expenses and liabilities	34,279	13,823
Total liabilities	3,918,055	1,086,805
NET ASSETS	$214,618,607	$45,828,278
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$219,507,402	$48,609,386
Total distributable loss	(4,888,795)	(2,781,108)
NET ASSETS	$214,618,607	$45,828,278
* Cost of investments in affiliated underlying funds	$224,124,314	$48,278,832
** Cost of investments in unaffiliated underlying funds	$7,038,665	$2,787,776
See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (continued)

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
Class ADV
Net assets	$46,687,952	$6,029,104
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,479,909	547,204
Net asset value and redemption price per share	$13.42	$11.02
Class I
Net assets	$21,247,012	$3,019,711
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,544,702	269,753
Net asset value and redemption price per share	$13.75	$11.19
Class S
Net assets	$26,744,487	$3,056,653
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,967,331	275,474
Net asset value and redemption price per share	$13.59	$11.10
Class S2
Net assets	$7,943,180	$751,360
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	588,988	67,901
Net asset value and redemption price per share	$13.49	$11.07
Class Z
Net assets	$111,995,976	$32,971,450
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	8,079,386	2,927,408
Net asset value and redemption price per share	$13.86	$11.26
See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
INVESTMENT INCOME:
Interest	$73,212	$32,403	$49,999	$6,209
Dividends from affiliated underlying funds	8,398,121	5,199,059	16,106,029	7,284,034
Dividends from unaffiliated underlying funds	2,402,523	1,332,211	3,732,315	1,261,003
Total investment income	10,873,856	6,563,673	19,888,343	8,551,246
EXPENSES:
Investment management fees	1,117,875	662,624	2,003,910	821,364
Distribution and shareholder service fees:
Class ADV	498,084	126,932	1,104,357	134,482
Class S	392,263	29,304	341,881	30,457
Class S2	45,716	15,084	115,245	7,321
Transfer agent fees	1,088	616	1,225	807
Shareholder reporting expense	15,062	9,029	14,510	11,033
Professional fees	46,495	32,562	90,154	43,824
Custody and accounting expense	34,950	19,984	65,169	24,560
Directors fees	18,745	11,352	34,980	14,904
Miscellaneous expense	24,025	16,580	32,679	17,567
Interest expense	302	91	420	365
Total expenses	2,194,605	924,158	3,804,530	1,106,684
Waived and reimbursed fees	(640,685)	(645,950)	(1,334,678)	(831,721)
Net expenses	1,553,920	278,208	2,469,852	274,963
Net investment income	9,319,936	6,285,465	17,418,491	8,276,283
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	1,203,907	2,108,924	12,732,763	5,071,315
Sale of unaffiliated underlying funds	(295,278)	407,882	614,885	474,124
Capital gain distributions from affiliated underlying funds	6,321,836	5,048,128	20,094,948	9,846,163
Foreign currency related transactions	(3,446)	(2,717)	(7,178)	(3,779)
Futures	(698,494)	(353,015)	(1,315,755)	(269,181)
Net realized gain	6,528,525	7,209,202	32,119,663	15,118,642
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(27,496,109)	(22,776,124)	(87,771,921)	(45,763,931)
Unaffiliated underlying funds	(3,492,672)	(2,861,186)	(7,119,722)	(3,146,601)
Foreign currency related transactions	(719)	(340)	(1,209)	(395)
Futures	631,799	371,876	673,394	171,344
Net change in unrealized appreciation (depreciation)	(30,357,701)	(25,265,774)	(94,219,458)	(48,739,583)
Net realized and unrealized loss	(23,829,176)	(18,056,572)	(62,099,795)	(33,620,941)
Decrease in net assets resulting from operations	$(14,509,240)	$(11,771,107)	$(44,681,304)	$(25,344,658)

See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
INVESTMENT INCOME:
Interest	$13,274	$3,279	$10,814	$2,786
Dividends from affiliated underlying funds	14,855,982	4,822,351	10,334,540	3,221,440
Dividends from unaffiliated underlying funds	2,706,454	695,012	915,976	151,263
Total investment income	17,575,710	5,520,642	11,261,330	3,375,489
EXPENSES:
Investment management fees	1,762,098	540,192	1,148,210	329,373
Distribution and shareholder service fees:
Class ADV	1,020,451	75,479	714,183	53,506
Class S	273,717	21,993	191,739	21,110
Class S2	127,652	7,252	67,864	8,114
Transfer agent fees	1,396	628	970	636
Shareholder reporting expense	16,326	8,578	13,753	11,512
Professional fees	82,620	28,215	50,964	20,231
Custody and accounting expense	55,720	17,883	37,085	15,281
Directors fees	31,961	9,954	21,621	6,322
Miscellaneous expense	28,302	12,399	22,548	13,412
Interest expense	681	93	603	116
Total expenses	3,400,924	722,666	2,269,540	479,613
Waived and reimbursed fees	(1,157,402)	(551,552)	(661,053)	(336,248)
Net expenses	2,243,522	171,114	1,608,487	143,365
Net investment income	15,332,188	5,349,528	9,652,843	3,232,124
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	11,451,737	4,005,322	9,062,919	2,387,898
Sale of unaffiliated underlying funds	268,990	303,143	1,090,640	272,701
Capital gain distributions from affiliated underlying funds	24,052,594	8,180,711	18,891,132	5,582,323
Foreign currency related transactions	(7,145)	(2,813)	(4,726)	(1,561)
Futures	(775,337)	(187,951)	(823,999)	(224,253)
Net realized gain	34,990,839	12,298,412	28,215,966	8,017,108
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(102,345,585)	(37,994,539)	(80,843,777)	(26,599,312)
Unaffiliated underlying funds	(5,416,902)	(1,872,294)	(3,634,355)	(925,498)
Foreign currency related transactions	(1,083)	(253)	(719)	(142)
Futures	317,365	115,163	8,970	17,997
Net change in unrealized appreciation (depreciation)	(107,446,205)	(39,751,923)	(84,469,881)	(27,506,955)
Net realized and unrealized loss	(72,455,366)	(27,453,511)	(56,253,915)	(19,489,847)
Decrease in net assets resulting from operations	$(57,123,178)	$(22,103,983)	$(46,601,072)	$(16,257,723)

See Accompanying Notes to Financial Statements
27

STATEMENTS OF OPERATIONS for the year ended December 31, 2018

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
INVESTMENT INCOME:
Interest	$1,544	$144
Dividends from affiliated underlying funds	4,120,390	782,758
Dividends from unaffiliated underlying funds	199,560	41,195
Total investment income	4,321,494	824,097
EXPENSES:
Investment management fees	433,971	77,115
Distribution and shareholder service fees:
Class ADV	269,827	28,462
Class S	72,948	6,974
Class S2	34,365	2,945
Transfer agent fees	628	388
Shareholder reporting expense	12,285	7,565
Professional fees	25,645	11,279
Custody and accounting expense	20,963	5,991
Directors fees	8,317	1,468
Miscellaneous expense	16,088	10,575
Interest expense	276	16
Total expenses	895,313	152,778
Waived and reimbursed fees	(254,083)	(88,317)
Net expenses	641,230	64,461
Net investment income	3,680,264	759,636
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	4,199,619	389,734
Sale of unaffiliated underlying funds	408,562	45,882
Capital gain distributions from affiliated underlying funds	7,272,893	1,283,568
Foreign currency related transactions	(2,059)	—
Futures	(312,392)	—
Net realized gain	11,566,623	1,719,184
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(33,985,542)	(6,494,283)
Unaffiliated underlying funds	(1,220,578)	(218,967)
Foreign currency related transactions	(253)	—
Futures	312	—
Net change in unrealized appreciation (depreciation)	(35,206,061)	(6,713,250)
Net realized and unrealized loss	(23,639,438)	(4,994,066)
Decrease in net assets resulting from operations	$(19,959,174)	$(4,234,430)

See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution Income Portfolio		Voya Index Solution 2020 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$9,319,936	$8,897,828	$6,285,465	$3,941,593
Net realized gain	6,528,525	9,942,100	7,209,202	7,287,879
Net change in unrealized appreciation (depreciation)	(30,357,701)	20,047,625	(25,265,774)	9,214,904
Increase (decrease) in net assets resulting from operations	(14,509,240)	38,887,553	(11,771,107)	20,444,376
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(3,141,436)	(2,350,443)	(956,903)	(228,296)
Class I	(800,450)	(581,105)	(286,342)	(58,524)
Class S	(5,392,426)	(3,924,123)	(423,433)	(131,810)
Class S2	(383,617)	(288,562)	(122,211)	(56,077)
Class Z	(6,821,212)	(3,295,965)	(9,630,042)	(2,286,394)
Total distributions	(16,539,141)	(10,440,198)	(11,418,931)	(2,761,101)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	75,068,904	136,554,617	110,461,933	150,367,287
Reinvestment of distributions	16,539,141	10,440,198	11,418,931	2,761,101
	91,608,045	146,994,815	121,880,864	153,128,388
Cost of shares redeemed	(100,347,966)	(99,723,825)	(44,434,515)	(27,269,884)
Net increase (decrease) in net assets resulting from capital share transactions	(8,739,921)	47,270,990	77,446,349	125,858,504
Net increase (decrease) in net assets	(39,788,302)	75,718,345	54,256,311	143,541,779
NET ASSETS:
Beginning of year or period	484,274,773	408,556,428	246,189,810	102,648,031
End of year or period	$444,486,471	$484,274,773	$300,446,121	$246,189,810

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2025 Portfolio		Voya Index Solution 2030 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$17,418,491	$13,117,862	$8,276,283	$4,511,408
Net realized gain	32,119,663	20,408,838	15,118,642	8,854,000
Net change in unrealized appreciation (depreciation)	(94,219,458)	63,446,810	(48,739,583)	17,738,697
Increase (decrease) in net assets resulting from operations	(44,681,304)	96,973,510	(25,344,658)	31,104,105
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(7,866,273)	(7,437,183)	(919,660)	(166,649)
Class I	(2,326,597)	(2,066,567)	(221,300)	(32,270)
Class S	(5,065,217)	(5,170,966)	(396,823)	(101,132)
Class S2	(971,219)	(1,187,624)	(48,650)	(17,702)
Class Z	(17,452,190)	(9,865,461)	(11,687,273)	(1,993,970)
Total distributions	(33,681,496)	(25,727,801)	(13,273,706)	(2,311,723)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	185,108,981	289,306,555	147,534,189	197,102,941
Reinvestment of distributions	33,681,496	25,727,801	13,273,706	2,311,723
	218,790,477	315,034,356	160,807,895	199,414,664
Cost of shares redeemed	(137,799,543)	(124,768,106)	(34,347,759)	(14,459,624)
Net increase in net assets resulting from capital share transactions	80,990,934	190,266,250	126,460,136	184,955,040
Net increase in net assets	2,628,134	261,511,959	87,841,772	213,747,422
NET ASSETS:
Beginning of year or period	849,316,330	587,804,371	307,340,731	93,593,309
End of year or period	$851,944,464	$849,316,330	$395,182,503	$307,340,731

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2035 Portfolio		Voya Index Solution 2040 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$15,332,188	$11,104,333	$5,349,528	$2,607,506
Net realized gain	34,990,839	20,214,786	12,298,412	5,943,881
Net change in unrealized appreciation (depreciation)	(107,446,205)	74,258,729	(39,751,923)	13,187,287
Increase (decrease) in net assets resulting from operations	(57,123,178)	105,577,848	(22,103,983)	21,738,674
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(7,461,570)	(7,751,266)	(505,650)	(89,221)
Class I	(2,310,284)	(2,101,828)	(116,176)	(13,613)
Class S	(4,099,685)	(4,705,487)	(271,036)	(77,007)
Class S2	(1,112,359)	(1,361,732)	(56,322)	(14,469)
Class Z	(16,743,315)	(9,635,664)	(7,459,687)	(1,319,336)
Total distributions	(31,727,213)	(25,555,977)	(8,408,871)	(1,513,646)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	190,382,506	257,784,831	122,526,046	121,463,332
Reinvestment of distributions	31,727,213	25,555,977	8,408,871	1,513,646
	222,109,719	283,340,808	130,934,917	122,976,978
Cost of shares redeemed	(122,752,480)	(106,802,110)	(21,228,147)	(9,610,654)
Net increase in net assets resulting from capital share transactions	99,357,239	176,538,698	109,706,770	113,366,324
Net increase in net assets	10,506,848	256,560,569	79,193,916	133,591,352
NET ASSETS:
Beginning of year or period	759,653,753	503,093,184	193,313,246	59,721,894
End of year or period	$770,160,601	$759,653,753	$272,507,162	$193,313,246

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2045 Portfolio		Voya Index Solution 2050 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$9,652,843	$6,617,651	$3,232,124	$1,427,980
Net realized gain	28,215,966	14,527,546	8,017,108	3,691,780
Net change in unrealized appreciation (depreciation)	(84,469,881)	54,948,335	(27,506,955)	8,097,748
Increase (decrease) in net assets resulting from operations	(46,601,072)	76,093,532	(16,257,723)	13,217,508
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(5,250,526)	(5,538,963)	(337,544)	(48,761)
Class I	(1,842,140)	(1,765,007)	(115,790)	(17,786)
Class S	(2,853,544)	(3,403,451)	(243,786)	(60,144)
Class S2	(582,513)	(765,452)	(56,506)	(12,318)
Class Z	(10,755,975)	(6,114,153)	(4,286,340)	(628,184)
Total distributions	(21,284,698)	(17,587,026)	(5,039,966)	(767,193)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	140,674,726	178,815,777	87,393,326	81,323,898
Reinvestment of distributions	21,284,698	17,587,026	5,039,966	767,193
	161,959,424	196,402,803	92,433,292	82,091,091
Cost of shares redeemed	(84,342,501)	(73,346,963)	(11,291,117)	(6,420,512)
Net increase in net assets resulting from capital share transactions	77,616,923	123,055,840	81,142,175	75,670,579
Net increase in net assets	9,731,153	181,562,346	59,844,486	88,120,894
NET ASSETS:
Beginning of year or period	511,303,009	329,740,663	118,200,880	30,079,986
End of year or period	$521,034,162	$511,303,009	$178,045,366	$118,200,880

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
32

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2055 Portfolio		Voya Index Solution 2060 Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$3,680,264	$2,189,536	$759,636	$279,499
Net realized gain	11,566,623	4,635,000	1,719,184	1,040,146
Net change in unrealized appreciation (depreciation)	(35,206,061)	19,173,135	(6,713,250)	1,414,246
Increase (decrease) in net assets resulting from operations	(19,959,174)	25,997,671	(4,234,430)	2,733,891
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class ADV	(1,669,989)	(1,493,599)	(193,157)	(33,646)
Class I	(712,946)	(429,094)	(80,758)	(6,165)
Class S	(943,356)	(970,592)	(96,290)	(23,655)
Class S2	(237,947)	(273,267)	(19,991)	(7,953)
Class Z	(3,421,598)	(1,614,956)	(916,901)	(117,236)
Total distributions	(6,985,836)	(4,781,508)	(1,307,097)	(188,655)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	84,132,987	79,552,695	31,183,132	20,015,383
Reinvestment of distributions	6,985,836	4,781,508	1,307,097	188,655
	91,118,823	84,334,203	32,490,229	20,204,038
Cost of shares redeemed	(30,010,200)	(26,820,730)	(5,603,938)	(4,170,959)
Net increase in net assets resulting from capital share transactions	61,108,623	57,513,473	26,886,291	16,033,079
Net increase in net assets	34,163,613	78,729,636	21,344,764	18,578,315
NET ASSETS:
Beginning of year or period	180,454,994	101,725,358	24,483,514	5,905,199
End of year or period	$214,618,607	$180,454,994	$45,828,278	$24,483,514

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements
33

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-18	10.34	0.16•	(0.51)	(0.35)	0.17	0.16	—	0.33	—	9.66	(3.50)	0.77	0.71	0.71	1.59	87,697	38
12-31-17	9.71	0.16•	0.68	0.84	0.16	0.05	—	0.21	—	10.34	8.69	0.76	0.68	0.68	1.64	110,507	32
12-31-16	9.55	0.18•	0.27	0.45	0.15	0.14	—	0.29	—	9.71	4.71	0.77	0.62	0.62	1.82	119,455	45
12-31-15	10.53	0.21•	(0.33)	(0.12)	0.19	0.67	—	0.86	—	9.55	(1.37)	0.77	0.62	0.62	2.17	134,515	34
12-31-14	10.73	0.17	0.43	0.60	0.23	0.57	—	0.80	—	10.53	5.68	0.78	0.62	0.62	1.50	37,651	23
Class I
12-31-18	10.62	0.23	(0.54)	(0.31)	0.23	0.16	—	0.39	—	9.92	(3.04)	0.27	0.21	0.21	2.11	21,140	38
12-31-17	9.96	0.22•	0.71	0.93	0.22	0.05	—	0.27	—	10.62	9.36	0.26	0.18	0.18	2.11	22,916	32
12-31-16	9.77	0.23•	0.28	0.51	0.18	0.14	—	0.32	—	9.96	5.23	0.27	0.12	0.12	2.33	29,545	45
12-31-15	10.76	0.28•	(0.36)	(0.08)	0.24	0.67	—	0.91	—	9.77	(0.91)	0.27	0.12	0.12	2.84	30,873	34
12-31-14	10.94	0.22•	0.45	0.67	0.28	0.57	—	0.85	—	10.76	6.23	0.28	0.12	0.12	2.00	5,042	23
Class S
12-31-18	10.51	0.19•	(0.52)	(0.33)	0.20	0.16	—	0.36	—	9.82	(3.25)	0.52	0.46	0.46	1.84	140,647	38
12-31-17	9.86	0.19•	0.70	0.89	0.19	0.05	—	0.24	—	10.51	9.06	0.51	0.43	0.43	1.89	168,730	32
12-31-16	9.68	0.20•	0.28	0.48	0.16	0.14	—	0.30	—	9.86	4.95	0.52	0.37	0.37	2.05	174,891	45
12-31-15	10.66	0.23•	(0.33)	(0.10)	0.21	0.67	—	0.88	—	9.68	(1.11)	0.52	0.37	0.37	2.24	199,999	34
12-31-14	10.85	0.19•	0.44	0.63	0.25	0.57	—	0.82	—	10.66	5.90	0.53	0.37	0.37	1.73	124,505	23
Class S2
12-31-18	10.29	0.19•	(0.52)	(0.33)	0.19	0.16	—	0.35	—	9.61	(3.39)	0.67	0.61	0.61	1.85	16,240	38
12-31-17	9.66	0.18•	0.68	0.86	0.18	0.05	—	0.23	—	10.29	8.89	0.66	0.58	0.58	1.75	12,928	32
12-31-16	9.50	0.19•	0.27	0.46	0.16	0.14	—	0.30	—	9.66	4.79	0.70	0.52	0.52	1.98	13,809	45
12-31-15	10.46	0.22•	(0.33)	(0.11)	0.18	0.67	—	0.85	—	9.50	(1.25)	0.77	0.52	0.52	2.28	14,859	34
12-31-14	10.66	0.17•	0.43	0.60	0.23	0.57	—	0.80	—	10.46	5.78	0.78	0.52	0.52	1.56	4,595	23
Class Z
12-31-18	10.67	0.24•	(0.53)	(0.29)	0.23	0.16	—	0.39	—	9.99	(2.83)	0.27	0.00*	0.00*	2.33	178,763	38
12-31-17	9.99	0.25•	0.70	0.95	0.22	0.05	—	0.27	—	10.67	9.54	0.26	0.00*	0.00*	2.45	169,194	32
12-31-16	9.79	0.32•	0.20	0.52	0.18	0.14	—	0.32	—	9.99	5.32	0.27	0.00*	0.00*	3.20	70,857	45
05-01-15(5) - 12-31-15	11.02	0.58•	(0.90)	(0.32)	0.24	0.67	—	0.91	—	9.79	(3.06)	0.28	0.00*	0.00*	9.14	1,635	34
Voya Index Solution 2020 Portfolio
Class ADV
12-31-18	13.27	0.21•	(0.77)	(0.56)	0.15	0.34	—	0.49	—	12.22	(4.42)	0.77	0.71	0.71	1.59	24,850	44
12-31-17	12.02	0.20•	1.21	1.41	0.06	0.10	—	0.16	—	13.27	11.78	0.77	0.68	0.68	1.58	21,918	42
12-31-16	11.37	0.24•	0.43	0.67	0.01	0.01	—	0.02	—	12.02	5.90	0.82	0.63	0.63	2.07	13,619	75
12-31-15	11.82	0.46•	(0.46)	0.00*	0.15	0.30	—	0.45	—	11.37	0.00	2.22	0.63	0.63	4.05	4,703	108
12-31-14	12.11	0.15	0.47	0.62	0.23	0.68	—	0.91	—	11.82	5.27	71.22	0.63	0.63	1.31	4	23
See Accompanying Notes to Financial Statements
34

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2020 Portfolio (continued)
Class I
12-31-18	13.59	0.28•	(0.79)	(0.51)	0.20	0.34	—	0.54	—	12.54	(3.98)	0.27	0.21	0.21	2.10	7,471	44
12-31-17	12.27	0.28•	1.23	1.51	0.09	0.10	—	0.19	—	13.59	12.42	0.27	0.18	0.18	2.12	5,360	42
12-31-16	11.55	0.37•	0.38	0.75	0.02	0.01	—	0.03	—	12.27	6.45	0.32	0.13	0.13	3.05	3,539	75
12-31-15	11.91	0.34•	(0.33)	0.01	0.07	0.30	—	0.37	—	11.55	0.04	1.72	0.13	0.13	2.98	311	108
12-31-14	12.18	0.21	0.49	0.70	0.29	0.68	—	0.97	—	11.91	5.86	70.72	0.13	0.13	1.82	4	23
Class S
12-31-18	13.54	0.24	(0.77)	(0.53)	0.17	0.34	—	0.51	—	12.50	(4.13)	0.52	0.46	0.46	1.83	11,578	44
12-31-17	12.25	0.23•	1.24	1.47	0.08	0.10	—	0.18	—	13.54	12.06	0.52	0.43	0.43	1.80	12,049	42
12-31-16	11.55	0.30•	0.43	0.73	0.02	0.01	—	0.03	—	12.25	6.26	0.57	0.38	0.38	2.53	8,811	75
12-31-15	11.91	0.58•	(0.59)	(0.01)	0.05	0.30	—	0.35	—	11.55	(0.08)	1.97	0.38	0.38	5.10	1,084	108
12-31-14	12.19	0.18	0.48	0.66	0.26	0.68	—	0.94	—	11.91	5.54	70.97	0.38	0.38	1.57	4	23
Class S2
12-31-18	13.46	0.25•	(0.80)	(0.55)	0.14	0.34	—	0.48	—	12.43	(4.29)	0.67	0.61	0.61	1.88	5,488	44
12-31-17	12.19	0.20	1.24	1.44	0.07	0.10	—	0.17	—	13.46	11.92	0.67	0.58	0.58	1.59	3,783	42
12-31-16	11.52	0.30•	0.39	0.69	0.01	0.01	—	0.02	—	12.19	6.00	0.75	0.53	0.53	2.54	3,328	75
12-31-15	11.84	0.46•	(0.48)	(0.02)	0.00*	0.30	—	0.30	—	11.52	(0.16)	2.22	0.53	0.53	3.99	367	108
12-31-14	12.13	0.16	0.48	0.64	0.25	0.68	—	0.93	—	11.84	5.36	71.22	0.53	0.53	1.41	4	23
Class Z
12-31-18	13.65	0.31•	(0.79)	(0.48)	0.20	0.34	—	0.54	—	12.63	(3.74)	0.27	0.00*	0.00*	2.31	251,060	44
12-31-17	12.30	0.31•	1.23	1.54	0.09	0.10	—	0.19	—	13.65	12.63	0.27	0.00*	0.00*	2.35	203,080	42
12-31-16	11.57	0.41•	0.35	0.76	0.02	0.01	—	0.03	—	12.30	6.52	0.32	0.00*	0.00*	3.44	73,350	75
05-01-15(5) - 12-31-15	12.30	0.38•	(0.74)	(0.36)	0.07	0.30	—	0.37	—	11.57	(2.97)	1.70	0.00*	0.00*	4.91	2,030	108
Voya Index Solution 2025 Portfolio
Class ADV
12-31-18	10.94	0.17•	(0.73)	(0.56)	0.14	0.25	—	0.39	—	9.99	(5.37)	0.76	0.70	0.70	1.53	196,102	35
12-31-17	9.89	0.15•	1.25	1.40	0.14	0.21	—	0.35	—	10.94	14.32	0.76	0.68	0.68	1.44	232,790	32
12-31-16	10.19	0.19	0.47	0.66	0.21	0.75	—	0.96	—	9.89	6.61	0.77	0.63	0.63	1.86	228,234	44
12-31-15	11.49	0.19	(0.36)	(0.17)	0.16	0.97	—	1.13	—	10.19	(1.80)	0.77	0.63	0.63	1.75	228,081	40
12-31-14	11.63	0.15	0.46	0.61	0.19	0.56	—	0.75	—	11.49	5.41	0.77	0.62	0.62	1.29	242,980	33
Class I
12-31-18	11.21	0.23	(0.76)	(0.53)	0.19	0.25	—	0.44	—	10.24	(4.94)	0.26	0.20	0.20	2.06	56,645	35
12-31-17	10.13	0.21•	1.27	1.48	0.19	0.21	—	0.40	—	11.21	14.84	0.26	0.18	0.18	1.94	60,664	32
12-31-16	10.42	0.25•	0.48	0.73	0.27	0.75	—	1.02	—	10.13	7.14	0.27	0.13	0.13	2.39	56,555	44
12-31-15	11.72	0.26•	(0.37)	(0.11)	0.22	0.97	—	1.19	—	10.42	(1.25)	0.27	0.13	0.13	2.29	49,275	40
12-31-14	11.84	0.22•	0.46	0.68	0.24	0.56	—	0.80	—	11.72	5.95	0.27	0.12	0.12	1.89	46,808	33
See Accompanying Notes to Financial Statements
35

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2025 Portfolio (continued)
Class S
12-31-18	11.09	0.19•	(0.74)	(0.55)	0.16	0.25	—	0.41	—	10.13	(5.17)	0.51	0.45	0.45	1.78	120,905	35
12-31-17	10.02	0.18•	1.26	1.44	0.16	0.21	—	0.37	—	11.09	14.62	0.51	0.43	0.43	1.69	149,827	32
12-31-16	10.31	0.21•	0.48	0.69	0.23	0.75	—	0.98	—	10.02	6.85	0.52	0.38	0.38	2.07	150,126	44
12-31-15	11.61	0.23	(0.36)	(0.13)	0.20	0.97	—	1.17	—	10.31	(1.50)	0.52	0.38	0.38	1.99	166,420	40
12-31-14	11.74	0.18	0.47	0.65	0.22	0.56	—	0.78	—	11.61	5.67	0.52	0.37	0.37	1.55	186,666	33
Class S2
12-31-18	10.90	0.17•	(0.72)	(0.55)	0.14	0.25	—	0.39	—	9.96	(5.29)	0.66	0.60	0.60	1.61	26,038	35
12-31-17	9.86	0.16•	1.24	1.40	0.15	0.21	—	0.36	—	10.90	14.41	0.66	0.58	0.58	1.55	34,197	32
12-31-16	10.16	0.20•	0.47	0.67	0.22	0.75	—	0.97	—	9.86	6.72	0.70	0.53	0.53	2.04	34,034	44
12-31-15	11.44	0.20•	(0.35)	(0.15)	0.16	0.97	—	1.13	—	10.16	(1.63)	0.77	0.53	0.53	1.83	34,934	40
12-31-14	11.58	0.16•	0.46	0.62	0.20	0.56	—	0.76	—	11.44	5.52	0.77	0.52	0.52	1.36	42,853	33
Class Z
12-31-18	11.26	0.26•	(0.77)	(0.51)	0.19	0.25	—	0.44	—	10.31	(4.74)	0.26	0.00*	0.00*	2.31	452,255	35
12-31-17	10.16	0.25•	1.25	1.50	0.19	0.21	—	0.40	—	11.26	15.00	0.26	0.00*	0.00*	2.31	371,838	32
12-31-16	10.43	0.32•	0.43	0.75	0.27	0.75	—	1.02	—	10.16	7.33	0.27	0.00*	0.00*	3.13	118,855	44
05-01-15(5) - 12-31-15	12.17	0.41•	(0.96)	(0.55)	0.22	0.97	—	1.19	—	10.43	(4.81)	0.28	0.00*	0.00*	5.95	2,310	40
Voya Index Solution 2030 Portfolio
Class ADV
12-31-18	15.28	0.24•	(1.21)	(0.97)	0.15	0.35	—	0.50	—	13.81	(6.60)	0.75	0.70	0.70	1.61	27,143	33
12-31-17	13.22	0.21•	1.98	2.19	0.05	0.08	—	0.13	—	15.28	16.62	0.76	0.69	0.69	1.48	20,939	32
12-31-16	12.39	0.27•	0.58	0.85	0.01	0.01	—	0.02	—	13.22	6.84	0.83	0.63	0.63	2.13	10,732	64
12-31-15	12.70	0.48•	(0.53)	(0.05)	0.07	0.19	—	0.26	—	12.39	(0.48)	3.36	0.63	0.63	3.93	2,598	136
12-31-14	13.19	0.14	0.50	0.64	0.22	0.91	—	1.13	—	12.70	5.00	65.69	0.63	0.63	1.10	4	32
Class I
12-31-18	15.65	0.31•	(1.23)	(0.92)	0.19	0.35	—	0.54	—	14.19	(6.11)	0.25	0.20	0.20	2.03	6,304	33
12-31-17	13.50	0.31•	1.99	2.30	0.07	0.08	—	0.15	—	15.65	17.14	0.26	0.19	0.19	2.10	4,953	32
12-31-16	12.60	0.31•	0.61	0.92	0.01	0.01	—	0.02	—	13.50	7.31	0.33	0.13	0.13	2.36	2,173	64
12-31-15	12.79	0.99•	(0.99)	0.00*	—	0.19	—	0.19	—	12.60	(0.03)	2.86	0.13	0.13	8.08	779	136
12-31-14	13.28	0.20	0.51	0.71	0.29	0.91	—	1.20	—	12.79	5.52	65.19	0.13	0.13	1.61	4	32
Class S
12-31-18	15.56	0.28	(1.24)	(0.96)	0.16	0.35	—	0.51	—	14.09	(6.40)	0.50	0.45	0.45	1.77	11,224	33
12-31-17	13.44	0.27•	1.99	2.26	0.06	0.08	—	0.14	—	15.56	16.91	0.51	0.44	0.44	1.82	12,320	32
12-31-16	12.57	0.37•	0.52	0.89	0.01	0.01	—	0.02	—	13.44	7.08	0.58	0.38	0.38	2.83	6,607	64
12-31-15	12.79	0.43•	(0.46)	(0.03)	—	0.19	—	0.19	—	12.57	(0.27)	3.11	0.38	0.38	3.45	521	136
12-31-14	13.27	0.17	0.52	0.69	0.26	0.91	—	1.17	—	12.79	5.32	65.44	0.38	0.38	1.35	4	32
See Accompanying Notes to Financial Statements
36

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2030 Portfolio (continued)
Class S2
12-31-18	15.37	0.26•	(1.22)	(0.96)	0.12	0.35	—	0.47	—	13.94	(6.47)	0.65	0.60	0.60	1.74	2,239	33
12-31-17	13.29	0.22•	1.99	2.21	0.05	0.08	—	0.13	—	15.37	16.69	0.66	0.59	0.59	1.54	1,800	32
12-31-16	12.45	0.33•	0.53	0.86	0.01	0.01	—	0.02	—	13.29	6.92	0.76	0.53	0.53	2.54	1,735	64
12-31-15	12.71	0.48•	(0.55)	(0.07)	—	0.19	—	0.19	—	12.45	(0.58)	3.36	0.53	0.53	3.87	47	136
12-31-14	13.21	0.15	0.49	0.64	0.23	0.91	—	1.14	—	12.71	5.00	65.69	0.53	0.53	1.20	4	32
Class Z
12-31-18	15.69	0.36•	(1.25)	(0.89)	0.19	0.35	—	0.54	—	14.26	(5.90)	0.25	0.00*	0.00*	2.29	348,273	33
12-31-17	13.51	0.35•	1.98	2.33	0.07	0.08	—	0.15	—	15.69	17.35	0.26	0.00*	0.00*	2.36	267,328	32
12-31-16	12.59	0.46•	0.48	0.94	0.01	0.01	—	0.02	—	13.51	7.48	0.33	0.00*	0.00*	3.53	72,347	64
05-01-15(5) - 12-31-15	13.34	0.36•	(0.92)	(0.56)	—	0.19	—	0.19	—	12.59	(4.23)	2.82	0.00*	0.00*	4.30	1,196	136
Voya Index Solution 2035 Portfolio
Class ADV
12-31-18	11.34	0.16•	(0.94)	(0.78)	0.13	0.29	—	0.42	—	10.14	(7.26)	0.75	0.70	0.70	1.45	176,145	33
12-31-17	9.98	0.15•	1.61	1.76	0.13	0.27	—	0.40	—	11.34	17.95	0.76	0.68	0.68	1.37	215,074	25
12-31-16	10.34	0.19	0.57	0.76	0.19	0.93	—	1.12	—	9.98	7.63	0.76	0.63	0.63	1.86	203,566	41
12-31-15	11.86	0.18	(0.35)	(0.17)	0.15	1.20	—	1.35	—	10.34	(1.91)	0.77	0.64	0.64	1.62	199,097	38
12-31-14	12.01	0.13	0.53	0.66	0.17	0.64	—	0.81	—	11.86	5.65	0.76	0.63	0.63	1.12	213,542	44
Class I
12-31-18	11.65	0.22	(0.98)	(0.76)	0.18	0.29	—	0.47	—	10.42	(6.86)	0.25	0.20	0.20	1.99	55,982	33
12-31-17	10.23	0.20	1.68	1.88	0.19	0.27	—	0.46	—	11.65	18.65	0.26	0.18	0.18	1.89	58,021	25
12-31-16	10.58	0.25•	0.58	0.83	0.25	0.93	—	1.18	—	10.23	8.12	0.26	0.13	0.13	2.40	47,484	41
12-31-15	12.11	0.25•	(0.37)	(0.12)	0.21	1.20	—	1.41	—	10.58	(1.47)	0.27	0.14	0.14	2.18	37,272	38
12-31-14	12.24	0.21•	0.53	0.74	0.23	0.64	—	0.87	—	12.11	6.16	0.26	0.13	0.13	1.73	34,038	44
Class S
12-31-18	11.51	0.19•	(0.97)	(0.78)	0.15	0.29	—	0.44	—	10.29	(7.12)	0.50	0.45	0.45	1.70	96,259	33
12-31-17	10.11	0.17•	1.66	1.83	0.16	0.27	—	0.43	—	11.51	18.39	0.51	0.43	0.43	1.61	121,702	25
12-31-16	10.47	0.21•	0.58	0.79	0.22	0.93	—	1.15	—	10.11	7.77	0.51	0.38	0.38	2.06	118,463	41
12-31-15	11.99	0.22	(0.36)	(0.14)	0.18	1.20	—	1.38	—	10.47	(1.63)	0.52	0.39	0.39	1.87	129,764	38
12-31-14	12.13	0.16	0.54	0.70	0.20	0.64	—	0.84	—	11.99	5.90	0.51	0.38	0.38	1.38	145,942	44
Class S2
12-31-18	11.32	0.17•	(0.94)	(0.77)	0.13	0.29	—	0.42	—	10.13	(7.14)	0.65	0.60	0.60	1.52	29,751	33
12-31-17	9.96	0.16	1.62	1.78	0.15	0.27	—	0.42	—	11.32	18.14	0.66	0.58	0.58	1.50	37,316	25
12-31-16	10.33	0.20	0.56	0.76	0.20	0.93	—	1.13	—	9.96	7.65	0.69	0.53	0.53	2.01	32,558	41
12-31-15	11.83	0.19•	(0.34)	(0.15)	0.15	1.20	—	1.35	—	10.33	(1.78)	0.77	0.54	0.54	1.71	31,067	38
12-31-14	11.98	0.14•	0.54	0.68	0.19	0.64	—	0.83	—	11.83	5.77	0.76	0.53	0.53	1.17	40,100	44
See Accompanying Notes to Financial Statements
37

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio (continued)
Class Z
12-31-18	11.72	0.26•	(1.00)	(0.74)	0.18	0.29	—	0.47	—	10.51	(6.64)	0.25	0.00*	0.00*	2.24	412,024	33
12-31-17	10.27	0.25•	1.66	1.91	0.19	0.27	—	0.46	—	11.72	18.88	0.26	0.00*	0.00*	2.26	327,540	25
12-31-16	10.61	0.34•	0.50	0.84	0.25	0.93	—	1.18	—	10.27	8.21	0.26	0.00*	0.00*	3.31	101,022	41
05-01-15(5) - 12-31-15	12.66	0.43•	(1.07)	(0.64)	0.21	1.20	—	1.41	—	10.61	(5.49)	0.28	0.00*	0.00*	6.12	2,456	38
Voya Index Solution 2040 Portfolio
Class ADV
12-31-18	16.00	0.23•	(1.45)	(1.22)	0.13	0.36	—	0.49	—	14.29	(7.94)	0.75	0.71	0.71	1.48	15,441	30
12-31-17	13.57	0.21•	2.36	2.57	0.05	0.09	—	0.14	—	16.00	19.05	0.77	0.68	0.68	1.44	11,117	29
12-31-16	12.62	0.29•	0.68	0.97	0.01	0.01	—	0.02	—	13.57	7.67	0.90	0.62	0.62	2.27	5,222	52
12-31-15	13.60	0.52•	(0.73)	(0.21)	0.13	0.64	—	0.77	—	12.62	(1.78)	5.76	0.63	0.63	4.17	1,252	106
12-31-14	13.98	0.14•	0.64	0.78	0.20	0.96	—	1.16	—	13.60	5.73	61.99	0.63	0.63	0.98	5	32
Class I
12-31-18	16.36	0.32•	(1.50)	(1.18)	0.17	0.36	—	0.53	—	14.65	(7.53)	0.25	0.21	0.21	1.97	3,952	30
12-31-17	13.82	0.32•	2.38	2.70	0.07	0.09	—	0.16	—	16.36	19.68	0.27	0.18	0.18	2.12	2,612	29
12-31-16	12.79	0.32•	0.73	1.05	0.01	0.01	—	0.02	—	13.82	8.24	0.40	0.12	0.12	2.43	659	52
12-31-15	13.71	1.29•	(1.47)	(0.18)	0.10	0.64	—	0.74	—	12.79	(1.50)	5.26	0.13	0.13	10.20	165	106
12-31-14	14.09	0.19	0.66	0.85	0.27	0.96	—	1.23	—	13.71	6.21	61.49	0.13	0.13	1.42	5	32
Class S
12-31-18	16.33	0.26	(1.47)	(1.21)	0.14	0.36	—	0.50	—	14.62	(7.73)	0.50	0.46	0.46	1.64	7,981	30
12-31-17	13.82	0.25•	2.41	2.66	0.06	0.09	—	0.15	—	16.33	19.39	0.52	0.43	0.43	1.64	8,832	29
12-31-16	12.83	0.38•	0.63	1.01	0.01	0.01	—	0.02	—	13.82	7.89	0.65	0.37	0.37	2.85	5,044	52
12-31-15	13.72	0.51•	(0.71)	(0.20)	0.05	0.64	—	0.69	—	12.83	(1.65)	5.51	0.38	0.38	3.95	401	106
12-31-14	14.09	0.16	0.66	0.82	0.23	0.96	—	1.19	—	13.72	6.03	61.74	0.38	0.38	1.16	4	32
Class S2
12-31-18	16.13	0.23•	(1.46)	(1.23)	0.12	0.36	—	0.48	—	14.42	(7.90)	0.65	0.61	0.61	1.47	1,905	30
12-31-17	13.67	0.23•	2.38	2.61	0.06	0.09	—	0.15	—	16.13	19.21	0.67	0.58	0.58	1.50	1,688	29
12-31-16	12.70	0.34•	0.65	0.99	0.01	0.01	—	0.02	—	13.67	7.82	0.83	0.52	0.52	2.60	651	52
12-31-15	13.62	0.38•	(0.61)	(0.23)	0.05	0.64	—	0.69	—	12.70	(1.88)	5.76	0.53	0.53	2.84	14	106
12-31-14	14.00	0.13	0.66	0.79	0.21	0.96	—	1.17	—	13.62	5.80	61.99	0.53	0.53	1.01	4	32
Class Z
12-31-18	16.42	0.36•	(1.51)	(1.15)	0.17	0.36	—	0.53	—	14.74	(7.32)	0.25	0.00*	0.00*	2.22	243,229	30
12-31-17	13.85	0.34•	2.39	2.73	0.07	0.09	—	0.16	—	16.42	19.86	0.27	0.00*	0.00*	2.21	169,065	29
12-31-16	12.80	0.47•	0.61	1.08	0.02	0.01	—	0.03	—	13.85	8.40	0.40	0.00*	0.00*	3.51	48,146	52
05-01-15(5) - 12-31-15	14.34	0.57•	(1.37)	(0.80)	0.10	0.64	—	0.74	—	12.80	(5.75)	5.12	0.00*	0.00*	6.74	1,086	106
See Accompanying Notes to Financial Statements
38

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2045 Portfolio
Class ADV
12-31-18	11.79	0.15•	(1.13)	(0.98)	0.11	0.32	—	0.43	—	10.38	(8.70)	0.74	0.72	0.72	1.31	122,905	31
12-31-17	10.22	0.13•	1.88	2.01	0.12	0.32	—	0.44	—	11.79	19.96	0.75	0.69	0.69	1.20	148,205	25
12-31-16	10.55	0.17	0.61	0.78	0.17	0.94	—	1.11	—	10.22	7.67	0.76	0.64	0.64	1.70	139,777	41
12-31-15	12.16	0.16	(0.34)	(0.18)	0.12	1.31	—	1.43	—	10.55	(2.05)	0.76	0.64	0.64	1.44	133,884	36
12-31-14	12.25	0.10•	0.59	0.69	0.14	0.64	—	0.78	—	12.16	5.80	0.75	0.63	0.63	0.83	138,235	44
Class I
12-31-18	12.17	0.22	(1.16)	(0.94)	0.17	0.32	—	0.49	—	10.74	(8.16)	0.24	0.22	0.22	1.84	43,658	31
12-31-17	10.54	0.20•	1.93	2.13	0.18	0.32	—	0.50	—	12.17	20.48	0.25	0.19	0.19	1.76	48,317	25
12-31-16	10.84	0.24•	0.63	0.87	0.23	0.94	—	1.17	—	10.54	8.29	0.26	0.14	0.14	2.24	35,877	41
12-31-15	12.46	0.25•	(0.38)	(0.13)	0.18	1.31	—	1.49	—	10.84	(1.61)	0.26	0.14	0.14	2.09	27,900	36
12-31-14	12.52	0.18•	0.59	0.77	0.19	0.64	—	0.83	—	12.46	6.32	0.25	0.13	0.13	1.42	19,837	44
Class S
12-31-18	12.00	0.18•	(1.14)	(0.96)	0.14	0.32	—	0.46	—	10.58	(8.44)	0.49	0.47	0.47	1.53	65,002	31
12-31-17	10.40	0.17	1.90	2.07	0.15	0.32	—	0.47	—	12.00	20.21	0.50	0.44	0.44	1.46	87,386	25
12-31-16	10.70	0.21	0.62	0.83	0.19	0.94	—	1.13	—	10.40	8.05	0.51	0.39	0.39	1.91	76,656	41
12-31-15	12.32	0.20	(0.36)	(0.16)	0.15	1.31	—	1.46	—	10.70	(1.86)	0.51	0.39	0.39	1.66	80,586	36
12-31-14	12.40	0.13	0.60	0.73	0.17	0.64	—	0.81	—	12.32	6.01	0.50	0.38	0.38	1.07	90,710	44
Class S2
12-31-18	11.80	0.16•	(1.12)	(0.96)	0.11	0.32	—	0.43	—	10.41	(8.52)	0.64	0.62	0.62	1.40	16,121	31
12-31-17	10.24	0.14•	1.88	2.02	0.14	0.32	—	0.46	—	11.80	19.97	0.65	0.59	0.59	1.26	19,206	25
12-31-16	10.56	0.20•	0.60	0.80	0.18	0.94	—	1.12	—	10.24	7.88	0.69	0.54	0.54	1.93	18,507	41
12-31-15	12.16	0.18•	(0.35)	(0.17)	0.12	1.31	—	1.43	—	10.56	(1.99)	0.76	0.54	0.54	1.54	16,368	36
12-31-14	12.24	0.11	0.60	0.71	0.15	0.64	—	0.79	—	12.16	5.95	0.75	0.53	0.53	0.90	20,479	44
Class Z
12-31-18	12.24	0.26•	(1.19)	(0.93)	0.17	0.32	—	0.49	—	10.82	(8.03)	0.24	0.00*	0.00*	2.14	273,348	31
12-31-17	10.57	0.24•	1.93	2.17	0.18	0.32	—	0.50	—	12.24	20.81	0.25	0.00*	0.00*	2.12	208,189	25
12-31-16	10.85	0.34•	0.55	0.89	0.23	0.94	—	1.17	—	10.57	8.47	0.26	0.00*	0.00*	3.21	58,923	41
05-01-15(5) - 12-31-15	13.09	0.59•	(1.34)	(0.75)	0.18	1.31	—	1.49	—	10.85	(6.26)	0.32	0.00*	0.00*	8.27	544	36
Voya Index Solution 2050 Portfolio
Class ADV
12-31-18	16.26	0.22•	(1.62)	(1.40)	0.11	0.36	—	0.47	—	14.39	(8.92)	0.75	0.73	0.73	1.39	11,155	28
12-31-17	13.65	0.20•	2.53	2.73	0.04	0.08	—	0.12	—	16.26	20.12	0.78	0.70	0.70	1.31	7,817	26
12-31-16	12.69	0.27•	0.73	1.00	0.01	0.03	—	0.04	—	13.65	7.94	1.03	0.64	0.64	2.05	3,296	49
12-31-15	13.68	0.44•	(0.68)	(0.24)	0.04	0.71	—	0.75	—	12.69	(1.97)	7.70	0.64	0.64	3.52	666	195
12-31-14	14.03	0.10	0.68	0.78	0.19	0.94	—	1.13	—	13.68	5.64	62.26	0.64	0.64	0.77	4	32
See Accompanying Notes to Financial Statements
39

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2050 Portfolio (continued)
Class I
12-31-18	16.55	0.30•	(1.65)	(1.35)	0.15	0.36	—	0.51	—	14.69	(8.49)	0.25	0.23	0.23	1.82	3,851	28
12-31-17	13.84	0.31•	2.55	2.86	0.07	0.08	—	0.15	—	16.55	20.75	0.28	0.20	0.20	2.00	3,195	26
12-31-16	12.80	0.33•	0.76	1.09	0.02	0.03	—	0.05	—	13.84	8.52	0.53	0.14	0.14	2.52	950	49
12-31-15	13.79	0.44•	(0.61)	(0.17)	0.11	0.71	—	0.82	—	12.80	(1.45)	7.20	0.14	0.14	3.47	295	195
12-31-14	14.14	0.18	0.67	0.85	0.26	0.94	—	1.20	—	13.79	6.12	61.76	0.14	0.14	1.29	5	32
Class S
12-31-18	16.51	0.25	(1.63)	(1.38)	0.12	0.36	—	0.48	—	14.65	(8.68)	0.50	0.48	0.48	1.53	7,477	28
12-31-17	13.83	0.24•	2.58	2.82	0.06	0.08	—	0.14	—	16.51	20.47	0.53	0.45	0.45	1.56	8,090	26
12-31-16	12.83	0.37•	0.68	1.05	0.02	0.03	—	0.05	—	13.83	8.20	0.78	0.39	0.39	2.76	3,987	49
12-31-15	13.80	0.55•	(0.74)	(0.19)	0.07	0.71	—	0.78	—	12.83	(1.60)	7.45	0.39	0.39	4.31	254	195
12-31-14	14.14	0.14	0.68	0.82	0.22	0.94	—	1.16	—	13.80	5.93	62.01	0.39	0.39	1.04	5	32
Class S2
12-31-18	16.30	0.22•	(1.60)	(1.38)	0.11	0.36	—	0.47	—	14.45	(8.80)	0.65	0.63	0.63	1.36	2,023	28
12-31-17	13.68	0.23•	2.52	2.75	0.05	0.08	—	0.13	—	16.30	20.21	0.68	0.60	0.60	1.50	1,973	26
12-31-16	12.71	0.35•	0.67	1.02	0.02	0.03	—	0.05	—	13.68	8.04	0.96	0.54	0.54	2.66	766	49
12-31-15	13.70	0.32•	(0.54)	(0.22)	0.06	0.71	—	0.77	—	12.71	(1.83)	7.70	0.54	0.54	2.43	14	195
12-31-14	14.05	0.12	0.67	0.79	0.20	0.94	—	1.14	—	13.70	5.71	62.26	0.54	0.54	0.88	4	32
Class Z
12-31-18	16.60	0.35•	(1.67)	(1.32)	0.15	0.36	—	0.51	—	14.77	(8.28)	0.25	0.00*	0.00*	2.15	153,539	28
12-31-17	13.85	0.33•	2.57	2.90	0.07	0.08	—	0.15	—	16.60	21.03	0.28	0.00*	0.00*	2.13	97,126	26
12-31-16	12.80	0.49•	0.61	1.10	0.02	0.03	—	0.05	—	13.85	8.62	0.53	0.00*	0.00*	3.63	21,080	49
05-01-15(5) - 12-31-15	14.46	0.61•	(1.45)	(0.84)	0.11	0.71	—	0.82	—	12.80	(6.02)	7.05	0.00*	0.00*	7.16	576	195
Voya Index Solution 2055 Portfolio
Class ADV
12-31-18	15.18	0.19	(1.49)	(1.30)	0.12	0.34	—	0.46	—	13.42	(8.87)	0.75	0.73	0.73	1.27	46,688	29
12-31-17	13.01	0.16	2.46	2.62	0.14	0.31	—	0.45	—	15.18	20.37	0.76	0.70	0.70	1.19	52,886	25
12-31-16	13.12	0.22•	0.75	0.97	0.18	0.90	—	1.08	—	13.01	7.61	0.78	0.64	0.64	1.68	43,002	42
12-31-15	14.69	0.20•	(0.45)	(0.25)	0.12	1.20	—	1.32	—	13.12	(2.15)	0.78	0.65	0.65	1.42	37,162	39
12-31-14	14.57	0.13•	0.74	0.87	0.14	0.61	—	0.75	—	14.69	6.08	0.78	0.63	0.63	0.88	31,811	44
Class I
12-31-18	15.54	0.28•	(1.54)	(1.26)	0.19	0.34	—	0.53	—	13.75	(8.48)	0.25	0.23	0.23	1.82	21,247	29
12-31-17	13.29	0.27•	2.49	2.76	0.20	0.31	—	0.51	—	15.54	21.03	0.26	0.20	0.20	1.87	19,100	25
12-31-16	13.38	0.30•	0.75	1.05	0.24	0.90	—	1.14	—	13.29	8.10	0.28	0.14	0.14	2.24	10,595	42
12-31-15	14.94	0.32•	(0.50)	(0.18)	0.18	1.20	—	1.38	—	13.38	(1.66)	0.28	0.15	0.15	2.23	8,113	39
12-31-14	14.78	0.22•	0.74	0.96	0.19	0.61	—	0.80	—	14.94	6.61	0.28	0.13	0.13	1.44	3,974	44
See Accompanying Notes to Financial Statements
40

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class S
12-31-18	15.36	0.23	(1.51)	(1.28)	0.15	0.34	—	0.49	—	13.59	(8.66)	0.50	0.48	0.48	1.55	26,744	29
12-31-17	13.16	0.20•	2.48	2.68	0.17	0.31	—	0.48	—	15.36	20.63	0.51	0.45	0.45	1.40	29,602	25
12-31-16	13.25	0.25•	0.76	1.01	0.20	0.90	—	1.10	—	13.16	7.89	0.53	0.39	0.39	1.92	23,832	42
12-31-15	14.82	0.21	(0.43)	(0.22)	0.15	1.20	—	1.35	—	13.25	(1.93)	0.53	0.40	0.40	1.55	20,530	39
12-31-14	14.68	0.16•	0.76	0.92	0.17	0.61	—	0.78	—	14.82	6.35	0.53	0.38	0.38	1.09	20,758	44
Class S2
12-31-18	15.24	0.20•	(1.49)	(1.29)	0.12	0.34	—	0.46	—	13.49	(8.77)	0.65	0.63	0.63	1.30	7,943	29
12-31-17	13.06	0.19•	2.45	2.64	0.15	0.31	—	0.46	—	15.24	20.50	0.66	0.60	0.60	1.35	10,327	25
12-31-16	13.17	0.24•	0.74	0.98	0.19	0.90	—	1.09	—	13.06	7.71	0.71	0.54	0.54	1.87	6,752	42
12-31-15	14.72	0.21•	(0.45)	(0.24)	0.11	1.20	—	1.31	—	13.17	(2.04)	0.78	0.55	0.55	1.50	5,816	39
12-31-14	14.59	0.13•	0.75	0.88	0.14	0.61	—	0.75	—	14.72	6.15	0.78	0.53	0.53	0.89	5,363	44
Class Z
12-31-18	15.62	0.33•	(1.56)	(1.23)	0.19	0.34	—	0.53	—	13.86	(8.24)	0.25	0.00*	0.00*	2.15	111,996	29
12-31-17	13.33	0.30•	2.50	2.80	0.20	0.31	—	0.51	—	15.62	21.27	0.26	0.00*	0.00*	2.07	68,540	25
12-31-16	13.40	0.40•	0.67	1.07	0.24	0.90	—	1.14	—	13.33	8.24	0.28	0.00*	0.00*	3.06	17,543	42
05-01-15(5) - 12-31-15	15.69	0.28•	(1.19)	(0.91)	0.18	1.20	—	1.38	—	13.40	(6.22)	0.30	0.00*	0.00*	3.14	446	39
Voya Index Solution 2060 Portfolio
Class ADV
12-31-18	12.49	0.17•	(1.23)	(1.06)	0.07	0.34	—	0.41	—	11.02	(8.88)	0.81	0.72	0.72	1.42	6,029	40
12-31-17	10.48	0.16•	1.97	2.13	0.03	0.09	—	0.12	—	12.49	20.44	0.90	0.70	0.70	1.40	4,579	51
12-31-16	9.77	0.21•	0.56	0.77	0.02	0.04	—	0.06	—	10.48	7.87	1.91	0.64	0.64	2.06	1,690	63
02-09-15(5) - 12-31-15	10.00	0.20•	(0.43)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.65	0.65	2.29	87	208
Class I
12-31-18	12.65	0.25•	(1.27)	(1.02)	0.10	0.34	—	0.44	—	11.19	(8.46)	0.31	0.22	0.22	2.05	3,020	40
12-31-17	10.57	0.31•	1.91	2.22	0.05	0.09	—	0.14	—	12.65	21.11	0.40	0.20	0.20	2.60	1,563	51
12-31-16	9.82	0.26•	0.54	0.80	0.01	0.04	—	0.05	—	10.57	8.24	1.41	0.14	0.14	2.52	146	63
02-09-15(5) - 12-31-15	10.00	0.51•	(0.69)	(0.18)	—	—	—	—	—	9.82	(1.80)	36.01	0.15	0.15	5.86	32	208
Class S
12-31-18	12.56	0.21•	(1.25)	(1.04)	0.08	0.34	—	0.42	—	11.10	(8.66)	0.56	0.47	0.47	1.70	3,057	40
12-31-17	10.52	0.18•	1.99	2.17	0.04	0.09	—	0.13	—	12.56	20.76	0.65	0.45	0.45	1.51	2,294	51
12-31-16	9.79	0.25•	0.54	0.79	0.02	0.04	—	0.06	—	10.52	8.06	1.66	0.39	0.39	2.46	863	63
02-09-15(5) - 12-31-15	10.00	0.58•	(0.79)	(0.21)	—	—	—	—	—	9.79	(2.10)	36.26	0.40	0.40	6.61	131	208
See Accompanying Notes to Financial Statements
41

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2060 Portfolio (continued)
Class S2
12-31-18	12.51	0.15•	(1.20)	(1.05)	0.05	0.34	—	0.39	—	11.07	(8.75)	0.71	0.62	0.62	1.18	751	40
12-31-17	10.50	0.20•	1.95	2.15	0.05	0.09	—	0.14	—	12.51	20.54	0.80	0.60	0.60	1.68	993	51
12-31-16	9.77	0.26•	0.51	0.77	—	0.04	—	0.04	—	10.50	7.92	1.84	0.54	0.54	2.61	139	63
02-09-15(5) - 12-31-15	10.00	0.06•	(0.29)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.55	0.55	0.73	4	208
Class Z
12-31-18	12.70	0.29•	(1.29)	(1.00)	0.10	0.34	—	0.44	—	11.26	(8.27)	0.31	0.00*	0.00*	2.29	32,971	40
12-31-17	10.60	0.26•	1.98	2.24	0.05	0.09	—	0.14	—	12.70	21.24	0.40	0.00*	0.00*	2.16	15,056	51
12-31-16	9.82	0.50•	0.34	0.84	0.02	0.04	—	0.06	—	10.60	8.58	1.41	0.00*	0.00*	4.95	3,068	63
05-01-15(5) - 12-31-15	10.46	0.03•	(0.67)	(0.64)	—	—	—	—	—	9.82	(6.12)	35.54	0.00*	0.00*	0.52	143	208

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-eight active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2020 Portfolio (“Index Solution 2020”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”) and Voya Index Solution 2060 Portfolio (“Index Solution 2060”), each a diversified series of the Company.
Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055 and Index Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class Z. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date.
Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, each Portfolio, with the exception of

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Index Solution 2060, used futures to enact tactical positions and to provide the Portfolios with greater liquidity. With the exception of Index Solution 2060, each Portfolio had purchased and sold futures contracts on various equity indices and various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2018, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts purchased and sold for Index Solution Income, Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, index Solution 2050 and Index Solution 2055. There were no open futures contracts purchased or sold for Index Solution 2060 during the year ended December 31, 2018.
	Purchased	Sold
Index Solution Income	$46,103,838	$11,605,753
Index Solution 2020	23,042,330	7,081,006
Index Solution 2025	27,218,620	20,419,582
Index Solution 2030	10,925,496	11,289,824
Index Solution 2035	23,544,372	23,647,836
Index Solution 2040	7,337,469	7,446,706
Index Solution 2045	18,140,206	18,338,457
Index Solution 2050	5,387,848	5,575,684
Index Solution 2055	7,109,969	7,168,802
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2018, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Index Solution Income	$168,868,434	$227,510,366
Index Solution 2020	170,287,109	118,708,160
Index Solution 2025	361,957,845	298,491,780
Index Solution 2030	242,007,005	121,277,916
Index Solution 2035	347,122,354	265,711,672
Index Solution 2040	179,243,199	73,248,038
Index Solution 2045	232,268,117	168,568,076
Index Solution 2050	123,235,119	44,475,502
Index Solution 2055	117,367,207	60,624,198
Index Solution 2060	40,861,188	14,501,477
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV and S2 of the Portfolios have a plan of distribution (the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% of each Portfolio’s average daily net assets attributable to its Class S2 shares.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S and S2 shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and S2 shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Index Solution Income	37.80%
	Index Solution 2020	9.48
	Index Solution 2025	14.09
	Index Solution 2030	6.48
	Index Solution 2035	12.57
	Index Solution 2040	6.11
	Index Solution 2045	10.77
	Index Solution 2050	5.26
	Index Solution 2055	8.14
Voya Retirement Insurance and Annuity Company	Index Solution Income	62.16
	Index Solution 2020	90.52
	Index Solution 2025	85.91
	Index Solution 2030	93.52
	Index Solution 2035	87.39
	Index Solution 2040	93.89
	Index Solution 2045	89.23
	Index Solution 2050	94.74
	Index Solution 2055	91.86
	Index Solution 2060	95.26
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding, except for Class Z, interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed in the table below.
Portfolio	Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)	Class S2(1)(2)	Class Z(3)(4)
Index Solution Income	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2020	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2025	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2030	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2035	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2040	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2045	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2050	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2055	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2060	0.89%	0.39%	0.64%	0.79%	0.00%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

(3)
Pursuant to a side letter agreement, through May 1, 2019, the Investment Adviser has agreed to waive all or a portion of the management fee so that the direct expense limits are 0.00% for all Portfolios. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
The operating expense limits shown apply only at each Portfolio level and do not include the fees payable by the Underlying Funds in which each Portfolio invests, investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of each Portfolio’s business.

The Expense Limitation Agreement is contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2018.
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Solution Income	5	$540,000	2.42%
Index Solution 2025	6	917,833	2.42
Index Solution 2030	2	506,000	3.20
Index Solution 2035	10	858,200	2.65
Index Solution 2045	8	866,875	2.40
Index Solution 2055	1	506,000	3.20

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2018	646,418	—	313,830	(2,564,995)	(1,604,747)	6,566,562	—	3,141,436	(25,972,388)	(16,264,390)
12/31/2017	930,637	—	233,642	(2,789,140)	(1,624,861)	9,343,093	—	2,350,443	(28,064,554)	(16,371,018)
Class I
12/31/2018	249,741	—	78,017	(354,127)	(26,369)	2,599,791	—	800,450	(3,706,148)	(305,907)
12/31/2017	537,961	—	56,418	(1,402,039)	(807,660)	5,533,204	—	581,105	(14,381,478)	(8,267,169)
Class S
12/31/2018	413,680	—	530,229	(2,667,750)	(1,723,841)	4,279,638	—	5,392,426	(27,335,509)	(17,663,445)
12/31/2017	811,061	—	384,341	(2,878,783)	(1,683,381)	8,351,325	—	3,924,123	(29,550,303)	(17,274,855)
Class S2
12/31/2018	970,860	—	38,554	(575,130)	434,284	9,407,825	—	383,617	(5,801,646)	3,989,796
12/31/2017	141,428	—	28,857	(343,395)	(173,110)	1,419,452	—	288,562	(3,441,174)	(1,733,160)
Class Z
12/31/2018	4,984,923	—	660,970	(3,605,443)	2,040,450	52,215,088	—	6,821,212	(37,532,275)	21,504,025
12/31/2017	10,794,188	—	318,759	(2,349,521)	8,763,426	111,907,543	—	3,295,965	(24,286,316)	90,917,192
Index Solution 2020
Class ADV
12/31/2018	917,597	—	74,293	(610,242)	381,648	11,974,728	—	956,903	(7,888,365)	5,043,266
12/31/2017	913,902	—	17,891	(413,898)	517,895	11,558,777	—	228,296	(5,270,808)	6,516,265
49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2020 (continued)
Class I
12/31/2018	219,724	—	21,709	(40,316)	201,117	2,954,136	—	286,342	(535,987)	2,704,491
12/31/2017	271,086	—	4,488	(169,589)	105,985	3,501,712	—	58,524	(2,200,177)	1,360,059
Class S
12/31/2018	364,926	—	32,200	(360,293)	36,833	4,854,248	—	423,433	(4,831,340)	446,341
12/31/2017	712,715	—	10,139	(552,714)	170,140	9,279,960	—	131,810	(7,180,846)	2,230,924
Class S2
12/31/2018	244,016	—	9,336	(92,766)	160,586	3,080,944	—	122,211	(1,233,752)	1,969,403
12/31/2017	85,453	—	4,333	(81,796)	7,990	1,107,885	—	56,077	(1,070,572)	93,390
Class Z
12/31/2018	6,508,892	—	725,700	(2,234,378)	5,000,214	87,597,877	—	9,630,042	(29,945,071)	67,282,848
12/31/2017	9,624,424	—	174,801	(882,680)	8,916,545	124,918,953	—	2,286,394	(11,547,481)	115,657,866
Index Solution 2025
Class ADV
12/31/2018	1,574,538	—	734,479	(3,954,518)	(1,645,501)	17,068,237	—	7,866,273	(42,487,852)	(17,553,342)
12/31/2017	2,331,125	—	713,057	(4,837,701)	(1,793,519)	24,422,337	—	7,437,183	(50,598,037)	(18,738,517)
Class I
12/31/2018	790,888	—	212,475	(884,820)	118,543	8,739,612	—	2,326,597	(9,829,167)	1,237,042
12/31/2017	1,254,968	—	193,862	(1,621,412)	(172,582)	13,463,987	—	2,066,567	(17,317,078)	(1,786,524)
Class S
12/31/2018	1,087,070	—	466,840	(3,130,442)	(1,576,532)	11,943,091	—	5,065,217	(34,400,022)	(17,391,714)
12/31/2017	1,705,397	—	489,675	(3,663,933)	(1,468,861)	18,232,274	—	5,170,966	(39,073,344)	(15,670,104)
Class S2
12/31/2018	905,536	—	91,023	(1,519,829)	(523,270)	9,791,867	—	971,219	(16,460,233)	(5,697,147)
12/31/2017	412,384	—	114,415	(841,511)	(314,712)	4,293,865	—	1,187,624	(8,815,543)	(3,334,054)
Class Z
12/31/2018	12,372,507	—	1,583,684	(3,123,954)	10,832,237	137,566,174	—	17,452,190	(34,622,269)	120,396,095
12/31/2017	21,218,668	—	922,006	(829,989)	21,310,685	228,894,092	—	9,865,461	(8,964,104)	229,795,449
Index Solution 2030
Class ADV
12/31/2018	898,458	—	61,107	(364,897)	594,668	13,594,463	—	919,660	(5,502,144)	9,011,979
12/31/2017	791,344	—	11,541	(243,965)	558,920	11,223,971	—	166,649	(3,496,094)	7,894,526
Class I
12/31/2018	242,079	—	14,342	(128,679)	127,742	3,769,376	—	221,300	(1,949,972)	2,040,704
12/31/2017	242,273	—	2,187	(88,949)	155,511	3,506,149	—	32,270	(1,243,412)	2,295,007
Index Solution 2030
Class S
12/31/2018	334,909	—	25,868	(356,431)	4,346	5,199,413	—	396,823	(5,531,063)	65,173
12/31/2017	411,638	—	6,889	(118,075)	300,452	5,934,899	—	101,132	(1,712,929)	4,323,102
Class S2
12/31/2018	163,235	—	3,205	(122,928)	43,512	2,462,246	—	48,650	(1,869,413)	641,483
12/31/2017	65,546	—	1,219	(80,232)	(13,467)	943,460	—	17,702	(1,164,903)	(203,741)
Class Z
12/31/2018	7,888,028	—	754,504	(1,252,311)	7,390,221	122,508,691	—	11,687,273	(19,495,167)	114,700,797
12/31/2017	12,011,403	—	134,910	(465,780)	11,680,533	175,494,462	—	1,993,970	(6,842,286)	170,646,146
Index Solution 2035
Class ADV
12/31/2018	1,633,874	—	667,403	(3,884,915)	(1,583,638)	18,404,417	—	7,461,570	(43,541,953)	(17,675,966)
12/31/2017	2,021,115	—	727,136	(4,195,526)	(1,447,275)	21,592,596	—	7,751,266	(44,860,941)	(15,517,079)
Class I
12/31/2018	836,090	—	201,420	(645,974)	391,536	9,597,012	—	2,310,284	(7,496,219)	4,411,077
12/31/2017	1,407,166	—	192,475	(1,260,541)	339,100	15,571,838	—	2,101,828	(13,954,535)	3,719,131
50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2035 (continued)
Class S
12/31/2018	1,134,978	—	361,206	(2,719,219)	(1,223,035)	13,011,612	—	4,099,685	(31,371,572)	(14,260,275)
12/31/2017	1,602,844	—	435,693	(3,178,025)	(1,139,488)	17,537,584	—	4,705,487	(34,600,968)	(12,357,897)
Class S2
12/31/2018	803,649	—	99,584	(1,260,153)	(356,920)	8,960,826	—	1,112,359	(14,237,920)	(4,164,735)
12/31/2017	452,571	—	127,982	(553,780)	26,773	4,873,063	—	1,361,732	(5,987,023)	247,772
Class Z
12/31/2018	12,072,843	—	1,448,384	(2,255,782)	11,265,445	140,408,639	—	16,743,315	(26,104,816)	131,047,138
12/31/2017	17,907,971	—	877,565	(668,817)	18,116,719	198,209,750	—	9,635,664	(7,398,643)	200,446,771
Index Solution 2040
Class ADV
12/31/2018	573,094	—	31,802	(218,826)	386,070	9,108,294	—	505,650	(3,412,458)	6,201,486
12/31/2017	449,349	—	5,956	(145,457)	309,848	6,626,075	—	89,221	(2,170,039)	4,545,257
Class I
12/31/2018	140,969	—	7,141	(38,031)	110,079	2,307,181	—	116,176	(618,585)	1,804,772
12/31/2017	154,447	—	891	(43,353)	111,985	2,356,478	—	13,613	(660,814)	1,709,277
Class S
12/31/2018	270,370	—	16,669	(281,941)	5,098	4,374,460	—	271,036	(4,584,355)	61,141
12/31/2017	288,103	—	5,040	(117,275)	175,868	4,320,234	—	77,007	(1,764,952)	2,632,289
Class S2
12/31/2018	88,961	—	3,509	(65,060)	27,410	1,419,428	—	56,322	(1,035,113)	440,637
12/31/2017	93,905	—	958	(37,851)	57,012	1,406,195	—	14,469	(589,183)	831,481
Class Z
12/31/2018	6,451,257	—	455,971	(703,682)	6,203,546	105,316,683	—	7,459,687	(11,577,636)	101,198,734
12/31/2017	7,023,535	—	86,062	(290,672)	6,818,925	106,754,350	—	1,319,336	(4,425,666)	103,648,020
Index Solution 2045
Class ADV
12/31/2018	1,366,385	—	450,302	(2,552,318)	(735,631)	15,933,626	—	5,250,526	(29,675,869)	(8,491,717)
12/31/2017	1,726,176	—	503,085	(3,329,734)	(1,100,473)	19,002,994	—	5,538,963	(36,429,062)	(11,887,105)
Class I
12/31/2018	607,911	—	153,129	(664,458)	96,582	7,278,406	—	1,842,140	(8,102,621)	1,017,925
12/31/2017	1,157,158	—	155,507	(747,667)	564,998	13,354,064	—	1,765,007	(8,633,220)	6,485,851
Class S
12/31/2018	938,875	—	240,602	(2,319,027)	(1,139,550)	11,167,516	—	2,853,544	(27,873,850)	(13,852,790)
12/31/2017	1,223,267	—	304,151	(1,616,612)	(89,194)	13,827,091	—	3,403,451	(18,295,647)	(1,065,105)
Class S2
12/31/2018	513,445	—	49,873	(641,433)	(78,115)	5,955,261	—	582,513	(7,514,758)	(976,984)
12/31/2017	338,771	—	69,460	(588,961)	(180,730)	3,757,788	—	765,452	(6,606,568)	(2,083,328)
Class Z
12/31/2018	8,277,089	—	888,190	(918,262)	8,247,017	100,339,917	—	10,755,975	(11,175,403)	99,920,489
12/31/2017	11,199,900	—	536,329	(297,498)	11,438,731	128,873,840	—	6,114,153	(3,382,466)	131,605,527
Index Solution 2050
Class ADV
12/31/2018	396,050	—	20,849	(122,425)	294,474	6,356,813	—	337,544	(1,966,948)	4,727,409
12/31/2017	314,588	—	3,214	(78,651)	239,151	4,701,219	—	48,761	(1,172,709)	3,577,271
Class I
12/31/2018	113,349	—	7,022	(51,364)	69,007	1,872,004	—	115,790	(840,145)	1,147,649
12/31/2017	154,928	—	1,154	(31,611)	124,471	2,407,368	—	17,786	(505,666)	1,919,488
Class S
12/31/2018	257,385	—	14,811	(251,708)	20,488	4,224,161	—	243,786	(4,099,274)	368,673
12/31/2017	321,998	—	3,908	(124,234)	201,672	4,861,028	—	60,144	(1,894,963)	3,026,209
Class S2
12/31/2018	84,930	—	3,479	(69,384)	19,025	1,376,109	—	56,506	(1,129,775)	302,840
12/31/2017	76,415	—	810	(12,248)	64,977	1,156,350	—	12,318	(187,015)	981,653
51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2050 (continued)
Class Z
12/31/2018	4,483,173	—	258,837	(199,481)	4,542,529	73,564,239	—	4,286,340	(3,254,975)	74,595,604
12/31/2017	4,455,542	—	40,685	(165,668)	4,330,559	68,197,933	—	628,184	(2,660,159)	66,165,958
Index Solution 2055
Class ADV
12/31/2018	610,126	—	110,669	(725,320)	(4,525)	9,211,224	—	1,669,989	(10,760,076)	121,137
12/31/2017	809,648	—	105,480	(736,869)	178,259	11,412,384	—	1,493,599	(10,321,415)	2,584,568
Class I
12/31/2018	481,167	—	46,175	(211,966)	315,376	7,406,714	—	712,946	(3,270,972)	4,848,688
12/31/2017	610,638	—	29,675	(208,095)	432,218	9,041,962	—	429,094	(3,084,093)	6,386,963
Class S
12/31/2018	581,849	—	61,738	(603,022)	40,565	8,912,178	—	943,356	(9,303,908)	551,626
12/31/2017	722,021	—	67,779	(674,289)	115,511	10,364,721	—	970,592	(9,818,180)	1,517,133
Class S2
12/31/2018	228,669	—	15,696	(333,062)	(88,697)	3,434,189	—	237,947	(5,102,069)	(1,429,933)
12/31/2017	191,561	—	19,231	(50,210)	160,582	2,727,755	—	273,267	(720,584)	2,280,438
Class Z
12/31/2018	3,572,627	—	220,039	(101,772)	3,690,894	55,168,682	—	3,421,598	(1,573,175)	57,017,105
12/31/2017	3,153,324	—	111,223	(191,699)	3,072,848	46,005,873	—	1,614,956	(2,876,458)	44,744,371
Index Solution 2060
Class ADV
12/31/2018	273,165	—	15,577	(108,121)	180,621	3,376,349	—	193,157	(1,334,225)	2,235,281
12/31/2017	261,267	—	2,888	(58,816)	205,339	2,996,682	—	33,646	(660,336)	2,369,992
Class I
12/31/2018	185,704	—	6,425	(45,913)	146,216	2,309,386	—	80,758	(567,904)	1,822,240
12/31/2017	117,025	—	524	(7,861)	109,688	1,410,297	—	6,165	(90,551)	1,325,911
Class S
12/31/2018	203,589	—	7,722	(118,501)	92,810	2,520,120	—	96,290	(1,466,279)	1,150,131
12/31/2017	201,475	—	2,022	(102,841)	100,656	2,331,075	—	23,655	(1,230,125)	1,124,605
Class S2
12/31/2018	52,646	—	1,607	(65,675)	(11,422)	648,889	—	19,991	(829,725)	(160,845)
12/31/2017	69,881	—	682	(4,451)	66,112	789,688	—	7,953	(51,306)	746,335
Class Z
12/31/2018	1,778,803	—	72,597	(109,524)	1,741,876	22,328,388	—	916,901	(1,405,805)	21,839,484
12/31/2017	1,067,759	—	9,927	(181,654)	896,032	12,487,641	—	117,236	(2,138,641)	10,466,236
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$11,267,338	$5,271,803	$8,365,401	$2,074,797
Index Solution 2020	7,762,271	3,656,660	1,889,018	872,083
Index Solution 2025	16,420,643	17,260,853	11,236,182	14,491,619

52

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution 2030	7,286,508	5,987,198	1,505,792	805,931
Index Solution 2035	13,230,213	18,497,000	9,490,084	16,065,893
Index Solution 2040	4,272,668	4,136,203	982,525	531,121
Index Solution 2045	7,788,467	13,496,231	5,732,688	11,854,338
Index Solution 2050	2,378,676	2,661,290	447,691	319,502
Index Solution 2055	2,528,304	4,457,532	1,777,554	3,003,954
Index Solution 2060	842,040	465,057	119,016	69,639
The tax-basis components of distributable earnings as of December 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$10,289,535	$5,683,484	$(25,376,572)
Index Solution 2020	6,699,544	8,577,881	(18,215,218)
Index Solution 2025	18,242,867	34,543,408	(54,118,123)
Index Solution 2030	8,518,983	16,025,556	(31,761,886)
Index Solution 2035	16,876,343	35,203,714	(52,434,843)
Index Solution 2040	5,660,682	12,539,929	(26,390,790)
Index Solution 2045	11,096,472	27,134,575	(41,894,034)
Index Solution 2050	3,483,075	7,929,796	(19,164,241)
Index Solution 2055	4,151,116	10,575,317	(19,613,032)
Index Solution 2060	843,784	1,828,381	(5,453,051)
At December 31, 2018, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:
	Index Solution Income	Index Solution 2020	Index Solution 2025	Index Solution 2030	Index Solution 2035
Distributions from net investment income:
Class ADV	$(1,816,969)	$(79,014)	$(2,898,267)	$(58,417)	$(2,542,369)
Class I	(477,109)	(27,345)	(972,502)	(14,605)	(849,548)
Class S	(3,137,969)	(55,410)	(2,234,419)	(41,845)	(1,725,491)
Class S2	(227,246)	(22,984)	(488,424)	(6,232)	(476,736)
Class Z	(2,706,108)	(1,068,310)	(4,642,570)	(903,881)	(3,895,940)
	$(8,365,401)	$(1,253,063)	$(11,236,182)	$(1,024,980)	$(9,490,084)
Distributions from net realized gains:
Class ADV	$(533,474)	$(149,282)	$(4,538,916)	$(108,232)	$(5,208,897)
Class I	(103,996)	(31,179)	(1,094,065)	(17,665)	(1,252,280)
Class S	(786,154)	(76,400)	(2,936,547)	(59,287)	(2,979,996)
Class S2	(61,316)	(33,093)	(699,200)	(11,470)	(884,996)
Class Z	(589,857)	(1,218,084)	(5,222,891)	(1,090,089)	(5,739,724)
	$(2,074,797)	$(1,508,038)	$(14,491,619)	$(1,286,743)	$(16,065,893)
Undistributed net investment income at end of year	$9,501,469	$4,129,729	$13,720,261	$4,654,056	$11,465,268

	Index Solution 2040	Index Solution 2045	Index Solution 2050	Index Solution 2055	Index Solution 2060
Distributions from net investment income:
Class ADV	$(31,439)	$(1,559,685)	$(16,369)	$(456,053)	$(8,650)
Class I	(5,997)	(635,116)	(7,797)	(165,727)	(2,146)
Class S	(31,144)	(1,105,849)	(24,109)	(342,253)	(7,545)
Class S2	(5,696)	(231,935)	(4,649)	(89,791)	(2,620)
Class Z	(582,106)	(2,200,103)	(276,317)	(623,931)	(41,128)
	$(656,382)	$(5,732,688)	$(329,241)	$(1,677,755)	$(62,089)
Distributions from net realized gains:
Class ADV	$(57,782)	$(3,979,278)	$(32,392)	$(1,037,546)	$(24,996)
Class I	(7,616)	(1,129,891)	(9,989)	(263,367)	(4,019)
Class S	(45,863)	(2,297,602)	(36,035)	(628,339)	(16,110)
Class S2	(8,773)	(533,517)	(7,669)	(183,476)	(5,333)
Class Z	(737,230)	(3,914,050)	(351,867)	(991,025)	(76,108)
	$(857,264)	$(11,854,338)	$(437,952)	$(3,103,753)	$(126,566)
Undistributed net investment income at end of year	$2,672,039	$6,832,072	$1,463,804	$2,261,216	$286,755

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

53

NOTES TO FINANCIAL STATEMENTS as of December 31, 2018 (continued)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

(“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 12 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

54

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.9%
1,012,346	Invesco Senior Loan ETF	$22,048,896	5.0
52,828	iShares 1-3 Year Treasury Bond ETF	4,417,477	1.0
580,815	Schwab U.S. TIPS ETF	30,928,399	6.9
42,168	Vanguard Global ex-U.S. Real Estate ETF	2,210,025	0.5
29,688	Vanguard Real Estate ETF	2,213,834	0.5
	Total Exchange-Traded Funds (Cost $64,814,973)	61,818,631	13.9
MUTUAL FUNDS: 76.2%
	Affiliated Investment Companies: 74.7%
1,236,950	Voya Emerging Markets Index Portfolio - Class P2	13,284,845	3.0
3,422,334	Voya International Index Portfolio - Class P2	31,040,572	7.0
684,681	Voya Russell Mid Cap Index Portfolio - Class P2	8,907,703	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
18,922,709	Voya U.S. Bond Index Portfolio - Class P2	$195,093,126	43.9
6,003,007	Voya U.S. Stock Index Portfolio - Class P2	83,621,893	18.8
		331,948,139	74.7
	Unaffiliated Investment Companies: 1.5%
1,492,812	Credit Suisse Commodity Return Strategy Fund - Class I	6,553,445	1.5
	Total Mutual Funds (Cost $353,497,242)	338,501,584	76.2
	Total Investments in Securities (Cost $418,312,215)	$400,320,215	90.1
	Assets in Excess of Other Liabilities	44,166,256	9.9
	Net Assets	$444,486,471	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$61,818,631	$—	$—	$61,818,631
Mutual Funds	338,501,584	—	—	338,501,584
Total Investments, at fair value	$400,320,215	$—	$—	$400,320,215
Other Financial Instruments+
Futures	881,314	—	—	881,314
Total Assets	$401,201,529	$—	$—	$401,201,529
Liabilities Table
Other Financial Instruments+
Futures	$(263,781)	$—	$—	$(263,781)
Total Liabilities	$(263,781)	$—	$—	$(263,781)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
55

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$14,476,644	$4,829,061	$(3,239,174)	$(2,781,686)	$13,284,845	$327,459	$379,155	$—
Voya International Index Portfolio Class P2	33,672,294	9,620,692	(6,531,161)	(5,721,253)	31,040,572	873,114	404,179	—
Voya Russell Mid Cap Index Portfolio Class P2	14,368,964	3,403,764	(6,387,627)	(2,477,398)	8,907,703	130,932	521,636	1,025,887
Voya U.S. Bond Index Portfolio Class P2	255,995,129	61,089,884	(119,793,322)	(2,198,565)	195,093,126	5,561,976	(4,800,872)	—
Voya U.S. Stock Index Portfolio Class P2	82,646,453	46,892,072	(31,599,425)	(14,317,207)	83,621,893	1,504,640	4,699,809	5,295,949
	$401,159,484	$125,835,473	$(167,550,709)	$(27,496,109)	$331,948,139	$8,398,121	$1,203,907	$6,321,836

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	36	03/15/19	$4,509,360	$(165,519)
U.S. Treasury 2-Year Note	229	03/29/19	48,619,563	294,255
U.S. Treasury Ultra Long Bond	55	03/20/19	8,836,094	327,679
			$61,965,017	$456,415
Short Contracts
Mini MSCI Emerging Markets Index	(91)	03/15/19	(4,398,940)	(3,648)
MSCI EAFE Mini Index	(51)	03/15/19	(4,375,800)	77,181
S&P Mid 400 E-Mini	(27)	03/15/19	(4,487,940)	182,199
U.S. Treasury 10-Year Note	(36)	03/20/19	(4,392,563)	(94,614)
			$(17,655,243)	$161,118

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$259,380
Interest rate contracts	Net Assets — Unrealized appreciation*	621,934
Total Asset Derivatives		$881,314
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$169,167
Interest rate contracts	Net Assets — Unrealized depreciation*	94,614
Total Liability Derivatives		$263,781

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(538,430)
Interest rate contracts	(160,064)
Total	$(698,494)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Future
Equity contracts	$104,479
Interest rate contracts	527,320
Total	$631,799

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $426,314,320.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$315,134
Gross Unrealized Depreciation	(25,691,706)
Net Unrealized Depreciation	$(25,376,572)

See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.9%
683,294	Invesco Senior Loan ETF	$14,882,143	4.9
35,657	iShares 1-3 Year Treasury Bond ETF	2,981,638	1.0
280,020	Schwab U.S. TIPS ETF	14,911,065	5.0
28,462	Vanguard Global ex-U.S. Real Estate ETF	1,491,694	0.5
20,039	Vanguard Real Estate ETF	1,494,308	0.5
	Total Exchange-Traded Funds (Cost $37,317,692)	35,760,848	11.9
MUTUAL FUNDS: 80.9%
	Affiliated Investment Companies: 79.4%
974,021	Voya Emerging Markets Index Portfolio - Class P2	10,460,987	3.5
3,629,935	Voya International Index Portfolio - Class P2	32,923,512	10.9
462,151	Voya Russell Mid Cap Index Portfolio - Class P2	6,012,581	2.0
229,791	Voya Russell Small Cap Index Portfolio - Class P2	3,001,069	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
10,668,207	Voya U.S. Bond Index Portfolio - Class P2	$109,989,214	36.6
5,476,853	Voya U.S. Stock Index Portfolio - Class P2	76,292,563	25.4
		238,679,926	79.4
	Unaffiliated Investment Companies: 1.5%
1,008,001	Credit Suisse Commodity Return Strategy Fund - Class I	4,425,125	1.5
	Total Mutual Funds (Cost $257,972,168)	243,105,051	80.9
	Total Investments in Securities (Cost $295,289,860)	$278,865,899	92.8
	Assets in Excess of Other Liabilities	21,580,222	7.2
	Net Assets	$300,446,121	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$35,760,848	$—	$—	$35,760,848
Mutual Funds	243,105,051	—	—	243,105,051
Total Investments, at fair value	$278,865,899	$—	$—	$278,865,899
Other Financial Instruments+
Futures	539,966	—	—	539,966
Total Assets	$279,405,865	$—	$—	$279,405,865
Liabilities Table
Other Financial Instruments+
Futures	$(175,931)	$—	$—	$(175,931)
Total Liabilities	$(175,931)	$—	$—	$(175,931)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$8,585,472	$5,652,130	$(1,780,161)	$(1,996,454)	$10,460,987	$227,032	$187,514	$—
Voya International Index Portfolio Class P2	26,895,855	15,882,258	(3,684,875)	(6,169,726)	32,923,512	815,806	706,425	—
Voya Russell Mid Cap Index Portfolio Class P2	7,304,529	3,654,430	(3,493,993)	(1,452,385)	6,012,581	77,806	180,347	609,630
Voya Russell Small Cap Index Portfolio Class P2	7,279,859	2,469,529	(5,806,217)	(942,102)	3,001,069	29,722	457,155	155,061
Voya U.S. Bond Index Portfolio Class P2	95,759,479	62,704,344	(47,414,450)	(1,060,159)	109,989,214	2,685,377	(1,471,975)	—
Voya U.S. Stock Index Portfolio Class P2	56,837,468	51,573,937	(20,963,544)	(11,155,298)	76,292,563	1,363,316	2,049,458	4,283,437
	$202,662,662	$141,936,628	$(83,143,240)	$(22,776,124)	$238,679,926	$5,199,059	$2,108,924	$5,048,128

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution 2020 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	24	03/15/19	$3,006,240	$(110,346)
U.S. Treasury 2-Year Note	116	03/29/19	24,628,250	144,963
U.S. Treasury Ultra Long Bond	37	03/20/19	5,944,281	219,618
			$33,578,771	$254,235
Short Contracts
Mini MSCI Emerging Markets Index	(61)	03/15/19	(2,948,740)	(2,445)
MSCI EAFE Mini Index	(35)	03/15/19	(3,003,000)	51,491
S&P Mid 400 E-Mini	(18)	03/15/19	(2,991,960)	123,894
U.S. Treasury 10-Year Note	(25)	03/20/19	(3,050,390)	(63,140)
			$(11,994,090)	$109,800
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$175,385
Interest rate contracts	Net Assets — Unrealized appreciation*	364,581
Total Asset Derivatives		$539,966
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$112,791
Interest rate contracts	Net Assets — Unrealized depreciation*	63,140
Total Liability Derivatives		$175,931

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(267,599)
Interest rate contracts	(85,416)
Total	$(353,015)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$70,435
Interest rate contracts	301,441
Total	$371,876

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $297,445,152.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$195,287
Gross Unrealized Depreciation	(18,410,505)
Net Unrealized Depreciation	$(18,215,218)

See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.1%
1,929,146	Invesco Senior Loan ETF	$42,016,800	4.9
427,844	iShares 1-3 Year Treasury Bond ETF	35,776,315	4.2
316,232	Schwab U.S. TIPS ETF	16,839,354	2.0
80,357	Vanguard Global ex-U.S. Real Estate ETF	4,211,510	0.5
56,575	Vanguard Real Estate ETF	4,218,798	0.5
	Total Exchange-Traded Funds (Cost $107,121,040)	103,062,777	12.1
MUTUAL FUNDS: 87.5%
	Affiliated Investment Companies: 86.0%
3,923,839	Voya Emerging Markets Index Portfolio - Class P2	42,142,033	4.9
13,027,430	Voya International Index Portfolio - Class P2	118,158,788	13.9
2,280,834	Voya Russell Mid Cap Index Portfolio - Class P2	29,673,653	3.5
1,296,053	Voya Russell Small Cap Index Portfolio - Class P2	16,926,455	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
25,159,656	Voya U.S. Bond Index Portfolio - Class P2	$259,396,057	30.4
19,152,922	Voya U.S. Stock Index Portfolio - Class P2	266,800,205	31.3
		733,097,191	86.0
	Unaffiliated Investment Companies: 1.5%
2,844,165	Credit Suisse Commodity Return Strategy Fund - Class I	12,485,886	1.5
	Total Mutual Funds (Cost $785,874,194)	745,583,077	87.5
	Total Investments in Securities (Cost $892,995,234)	$848,645,854	99.6
	Assets in Excess of Other Liabilities	3,298,610	0.4
	Net Assets	$851,944,464	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$103,062,777	$—	$—	$103,062,777
Mutual Funds	745,583,077	—	—	745,583,077
Total Investments, at fair value	$848,645,854	$—	$—	$848,645,854
Other Financial Instruments+
Futures	1,158,121	—	—	1,158,121
Total Assets	$849,803,975	$—	$—	$849,803,975
Liabilities Table
Other Financial Instruments+
Futures	$(513,860)	$—	$—	$(513,860)
Total Liabilities	$(513,860)	$—	$—	$(513,860)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$42,316,947	$15,600,532	$(6,988,446)	$(8,787,000)	$42,142,033	$1,006,749	$1,311,541	$—
Voya International Index Portfolio Class P2	118,119,420	34,271,425	(12,820,273)	(21,411,784)	118,158,788	3,222,253	908,329	—
Voya Russell Mid Cap Index Portfolio Class P2	37,804,383	11,184,212	(11,542,413)	(7,772,529)	29,673,653	423,403	1,197,515	3,317,489
Voya Russell Small Cap Index Portfolio Class P2	25,118,136	6,981,354	(10,984,604)	(4,188,431)	16,926,455	187,191	1,263,360	976,600
Voya U.S. Bond Index Portfolio Class P2	228,903,569	97,377,727	(63,423,046)	(3,462,193)	259,396,057	6,426,667	(2,491,733)	—
Voya U.S. Stock Index Portfolio Class P2	247,311,915	122,355,589	(60,717,315)	(42,149,984)	266,800,205	4,839,766	10,543,751	15,800,859
	$699,574,370	$287,770,839	$(166,476,097)	$(87,771,921)	$733,097,191	$16,106,029	$12,732,763	$20,094,948

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution 2025 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	68	03/15/19	$8,517,680	$(325,580)
U.S. Treasury 2-Year Note	40	03/29/19	8,492,500	34,888
U.S. Treasury Ultra Long Bond	105	03/20/19	16,868,906	617,818
			$33,879,086	$327,126
Short Contracts
Mini MSCI Emerging Markets Index	(173)	03/15/19	(8,362,820)	(6,936)
MSCI EAFE Mini Index	(98)	03/15/19	(8,408,400)	148,310
S&P Mid 400 E-Mini	(51)	03/15/19	(8,477,220)	357,105
U.S. Treasury 10-Year Note	(69)	03/20/19	(8,419,078)	(181,344)
			$(33,667,518)	$317,135
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$505,415
Interest rate contracts	Net Assets — Unrealized appreciation*	652,706
Total Asset Derivatives		$1,158,121
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$332,516
Interest rate contracts	Net Assets — Unrealized depreciation*	181,344
Total Liability Derivatives		$513,860

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,160,133)
Interest rate contracts	(155,622)
Total	$(1,315,755)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$202,032
Interest rate contracts	471,362
Total	$673,394

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $903,408,238.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$778,936
Gross Unrealized Depreciation	(54,897,059)
Net Unrealized Depreciation	$(54,118,123)

See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.4%
711,556	Invesco Senior Loan ETF	$15,497,689	3.9
46,414	iShares 1-3 Year Treasury Bond ETF	3,881,139	1.0
55,573	Vanguard Global ex-U.S. Real Estate ETF	2,912,581	0.7
39,126	Vanguard Real Estate ETF	2,917,626	0.8
	Total Exchange-Traded Funds (Cost $26,649,121)	25,209,035	6.4
MUTUAL FUNDS: 93.1%
	Affiliated Investment Companies: 91.7%
2,542,492	Voya Emerging Markets Index Portfolio - Class P2	27,306,369	6.9
8,184,387	Voya International Index Portfolio - Class P2	74,232,389	18.8
1,206,512	Voya Russell Mid Cap Index Portfolio - Class P2	15,696,720	4.0
599,883	Voya Russell Small Cap Index Portfolio - Class P2	7,834,469	2.0
9,098,038	Voya U.S. Bond Index Portfolio - Class P2	93,800,772	23.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
10,299,100	Voya U.S. Stock Index Portfolio - Class P2	$143,466,463	36.3
		362,337,182	91.7
	Unaffiliated Investment Companies: 1.4%
1,311,913	Credit Suisse Commodity Return Strategy Fund - Class I	5,759,299	1.4
	Total Mutual Funds (Cost $397,278,325)	368,096,481	93.1
	Total Investments in Securities (Cost $423,927,446)	$393,305,516	99.5
	Assets in Excess of Other Liabilities	1,876,987	0.5
	Net Assets	$395,182,503	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$25,209,035	$—	$—	$25,209,035
Mutual Funds	368,096,481	—	—	368,096,481
Total Investments, at fair value	$393,305,516	$—	$—	$393,305,516
Other Financial Instruments+
Futures	534,570	—	—	534,570
Total Assets	$393,840,086	$—	$—	$393,840,086
Liabilities Table
Other Financial Instruments+
Futures	$(376,385)	$—	$—	$(376,385)
Total Liabilities	$(376,385)	$—	$—	$(376,385)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$18,354,203	$17,611,617	$(3,316,960)	$(5,342,491)	$27,306,369	$599,071	$604,586	$—
Voya International Index Portfolio Class P2	51,847,097	39,946,100	(4,196,042)	(13,364,766)	74,232,389	1,860,192	755,488	—
Voya Russell Mid Cap Index Portfolio Class P2	15,182,994	9,030,806	(4,948,943)	(3,568,137)	15,696,720	205,762	187,680	1,612,204
Voya Russell Small Cap Index Portfolio Class P2	12,105,731	5,684,932	(7,950,423)	(2,005,771)	7,834,469	79,185	655,908	413,115
Voya U.S. Bond Index Portfolio Class P2	46,000,102	70,486,379	(22,313,272)	(372,437)	93,800,772	1,947,157	(646,925)	—
Voya U.S. Stock Index Portfolio Class P2	112,515,416	78,522,631	(26,461,255)	(21,110,329)	143,466,463	2,592,667	3,514,578	7,820,844
	$256,005,543	$221,282,465	$(69,186,895)	$(45,763,931)	$362,337,182	$7,284,034	$5,071,315	$9,846,163

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution 2030 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	62	03/15/19	$7,766,120	$(285,870)
U.S. Treasury 2-Year Note	18	03/29/19	3,821,625	15,700
U.S. Treasury Ultra Long Bond	48	03/20/19	7,711,500	283,148
			$19,299,245	$12,978
Short Contracts
Mini MSCI Emerging Markets Index	(160)	03/15/19	(7,734,400)	(6,414)
MSCI EAFE Mini Index	(45)	03/15/19	(3,861,000)	68,101
S&P Mid 400 E-Mini	(24)	03/15/19	(3,989,280)	167,621
U.S. Treasury 10-Year Note	(32)	03/20/19	(3,904,500)	(84,101)
			$(19,489,180)	$145,207
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$235,722
Interest rate contracts	Net Assets — Unrealized appreciation*	298,848
Total Asset Derivatives		$534,570
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$292,284
Interest rate contracts	Net Assets — Unrealized depreciation*	84,101
Total Liability Derivatives		$376,385

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(258,387)
Interest rate contracts	(10,794)
Total	$(269,181)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(43,403)
Interest rate contracts	214,747
Total	$171,344

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $425,225,586.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$402,803
Gross Unrealized Depreciation	(32,164,689)
Net Unrealized Depreciation	$(31,761,886)

See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.4%
1,389,880	Invesco Senior Loan ETF	$30,271,586	3.9
90,661	iShares 1-3 Year Treasury Bond ETF	7,581,073	1.0
108,551	Vanguard Global ex-U.S. Real Estate ETF	5,689,158	0.7
76,425	Vanguard Real Estate ETF	5,699,012	0.8
	Total Exchange-Traded Funds (Cost $52,262,474)	49,240,829	6.4
MUTUAL FUNDS: 93.1%
	Affiliated Investment Companies: 91.7%
5,657,065	Voya Emerging Markets Index Portfolio - Class P2	60,756,882	7.9
17,609,402	Voya International Index Portfolio - Class P2	159,717,275	20.7
2,936,397	Voya Russell Mid Cap Index Portfolio - Class P2	38,202,531	5.0
1,167,962	Voya Russell Small Cap Index Portfolio - Class P2	15,253,590	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
11,061,804	Voya U.S. Bond Index Portfolio - Class P2	$114,047,195	14.8
22,836,097	Voya U.S. Stock Index Portfolio - Class P2	318,106,836	41.3
		706,084,309	91.7
	Unaffiliated Investment Companies: 1.4%
2,561,300	Credit Suisse Commodity Return Strategy Fund - Class I	11,244,105	1.4
	Total Mutual Funds (Cost $760,012,299)	717,328,414	93.1
	Total Investments in Securities (Cost $812,274,773)	$766,569,243	99.5
	Assets in Excess of Other Liabilities	3,591,358	0.5
	Net Assets	$770,160,601	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$49,240,829	$—	$—	$49,240,829
Mutual Funds	717,328,414	—	—	717,328,414
Total Investments, at fair value	$766,569,243	$—	$—	$766,569,243
Other Financial Instruments+
Futures	1,050,310	—	—	1,050,310
Total Assets	$767,619,553	$—	$—	$767,619,553
Liabilities Table
Other Financial Instruments+
Futures	$(761,438)	$—	$—	$(761,438)
Total Liabilities	$(761,438)	$—	$—	$(761,438)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$52,973,615	$30,152,727	$(9,412,087)	$(12,957,373)	$60,756,882	$1,471,646	$1,813,630	$—
Voya International Index Portfolio Class P2	143,317,953	59,296,138	(12,889,069)	(30,007,747)	159,717,275	4,417,297	1,553,791	—
Voya Russell Mid Cap Index Portfolio Class P2	52,584,752	15,106,218	(19,000,530)	(10,487,909)	38,202,531	552,120	1,795,385	4,326,025
Voya Russell Small Cap Index Portfolio Class P2	29,947,816	7,214,939	(17,413,132)	(4,496,033)	15,253,590	170,203	1,841,408	887,969
Voya U.S. Bond Index Portfolio Class P2	60,606,380	82,804,730	(29,443,585)	79,670	114,047,195	2,382,496	(1,356,718)	—
Voya U.S. Stock Index Portfolio Class P2	301,029,780	124,093,497	(62,540,248)	(44,476,193)	318,106,836	5,862,220	5,804,241	18,838,600
	$640,460,296	$318,668,249	$(150,698,651)	$(102,345,585)	$706,084,309	$14,855,982	$11,451,737	$24,052,594

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution 2035 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	122	03/15/19	$15,281,720	$(585,984)
U.S. Treasury 2-Year Note	36	03/29/19	7,643,250	31,399
U.S. Treasury Ultra Long Bond	95	03/20/19	15,262,344	557,784
			$38,187,314	$3,199
Short Contracts
Mini MSCI Emerging Markets Index	(312)	03/15/19	(15,082,080)	(12,508)
MSCI EAFE Mini Index	(88)	03/15/19	(7,550,400)	133,176
S&P Mid 400 E-Mini	(46)	03/15/19	(7,646,120)	327,951
U.S. Treasury 10-Year Note	(62)	03/20/19	(7,564,969)	(162,946)
			$(37,843,569)	$285,673
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$461,127
Interest rate contracts	Net Assets — Unrealized appreciation*	589,183
Total Asset Derivatives		$1,050,310
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$598,492
Interest rate contracts	Net Assets — Unrealized depreciation*	162,946
Total Liability Derivatives		$761,438

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(745,214)
Interest rate contracts	(30,123)
Total	$(775,337)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(108,872)
Interest rate contracts	426,237
Total	$317,365

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $819,292,958.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$839,877
Gross Unrealized Depreciation	(53,274,720)
Net Unrealized Depreciation	$(52,434,843)

See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.4%
367,436	Invesco Senior Loan ETF	$8,002,756	2.9
31,957	iShares 1-3 Year Treasury Bond ETF	2,672,244	1.0
38,263	Vanguard Global ex-U.S. Real Estate ETF	2,005,364	0.7
26,939	Vanguard Real Estate ETF	2,008,841	0.8
	Total Exchange-Traded Funds (Cost $15,513,164)	14,689,205	5.4
MUTUAL FUNDS: 94.1%
	Affiliated Investment Companies: 92.7%
2,125,606	Voya Emerging Markets Index Portfolio - Class P2	22,829,012	8.4
6,821,322	Voya International Index Portfolio - Class P2	61,869,390	22.7
1,246,131	Voya Russell Mid Cap Index Portfolio - Class P2	16,212,166	5.9
619,569	Voya Russell Small Cap Index Portfolio - Class P2	8,091,573	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,611,325	Voya U.S. Bond Index Portfolio - Class P2	$26,922,761	9.9
8,373,342	Voya U.S. Stock Index Portfolio - Class P2	116,640,661	42.8
		252,565,563	92.7
	Unaffiliated Investment Companies: 1.4%
903,297	Credit Suisse Commodity Return Strategy Fund - Class I	3,965,473	1.4
	Total Mutual Funds (Cost $281,690,797)	256,531,036	94.1
	Total Investments in Securities (Cost $297,203,961)	$271,220,241	99.5
	Assets in Excess of Other Liabilities	1,286,921	0.5
	Net Assets	$272,507,162	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$14,689,205	$—	$—	$14,689,205
Mutual Funds	256,531,036	—	—	256,531,036
Total Investments, at fair value	$271,220,241	$—	$—	$271,220,241
Other Financial Instruments+
Futures	365,446	—	—	365,446
Total Assets	$271,585,687	$—	$—	$271,585,687
Liabilities Table
Other Financial Instruments+
Futures	$(257,913)	$—	$—	$(257,913)
Total Liabilities	$(257,913)	$—	$—	$(257,913)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$14,439,043	$15,406,906	$(2,686,830)	$(4,330,107)	$22,829,012	$474,866	$406,936	$—
Voya International Index Portfolio Class P2	38,400,476	37,535,756	(3,139,596)	(10,927,246)	61,869,390	1,469,827	440,660	—
Voya Russell Mid Cap Index Portfolio Class P2	15,289,150	10,399,607	(5,600,528)	(3,876,063)	16,212,166	201,310	414,332	1,577,326
Voya Russell Small Cap Index Portfolio Class P2	9,523,870	5,909,376	(5,408,846)	(1,932,827)	8,091,573	77,773	488,499	405,752
Voya U.S. Bond Index Portfolio Class P2	9,709,186	24,489,878	(7,396,304)	120,001	26,922,761	475,447	(255,782)	—
Voya U.S. Stock Index Portfolio Class P2	79,586,220	71,142,623	(17,039,885)	(17,048,297)	116,640,661	2,123,128	2,510,677	6,197,633
	$166,947,945	$164,884,146	$(41,271,989)	$(37,994,539)	$252,565,563	$4,822,351	$4,005,322	$8,180,711

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution 2040 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	43	03/15/19	$5,386,180	$(195,683)
U.S. Treasury 2-Year Note	13	03/29/19	2,760,063	11,339
U.S. Treasury Ultra Long Bond	33	03/20/19	5,301,656	190,588
			$13,447,899	$6,244
Short Contracts
Mini MSCI Emerging Markets Index	(110)	03/15/19	(5,317,400)	(4,410)
MSCI EAFE Mini Index	(31)	03/15/19	(2,659,800)	46,915
S&P Mid 400 E-Mini	(16)	03/15/19	(2,659,520)	116,604
U.S. Treasury 10-Year Note	(22)	03/20/19	(2,684,344)	(57,820)
			$(13,321,064)	$101,289

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$163,519
Interest rate contracts	Net Assets — Unrealized appreciation*	201,927
Total Asset Derivatives		$365,446
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$200,093
Interest rate contracts	Net Assets — Unrealized depreciation*	57,820
Total Liability Derivatives		$257,913

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(187,823)
Interest rate contracts	(128)
Total	$(187,951)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(28,944)
Interest rate contracts	144,107
Total	$115,163

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $297,718,564.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$373,407
Gross Unrealized Depreciation	(26,764,197)
Net Unrealized Depreciation	$(26,390,790)

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.2%
410,157	Invesco Senior Loan ETF	$8,933,219	1.7
73,220	Vanguard Global ex-U.S. Real Estate ETF	3,837,460	0.7
51,550	Vanguard Real Estate ETF	3,844,084	0.8
	Total Exchange-Traded Funds (Cost $18,094,722)	16,614,763	3.2
MUTUAL FUNDS: 96.2%
	Affiliated Investment Companies: 94.8%
4,773,935	Voya Emerging Markets Index Portfolio - Class P2	51,272,059	9.8
13,587,415	Voya International Index Portfolio - Class P2	123,237,857	23.7
2,775,538	Voya Russell Mid Cap Index Portfolio - Class P2	36,109,754	6.9
1,182,821	Voya Russell Small Cap Index Portfolio - Class P2	15,447,643	3.0
3,112,590	Voya U.S. Bond Index Portfolio - Class P2	32,090,802	6.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
16,924,836	Voya U.S. Stock Index Portfolio - Class P2	$235,762,965	45.2
		493,921,080	94.8
	Unaffiliated Investment Companies: 1.4%
1,727,674	Credit Suisse Commodity Return Strategy Fund - Class I	7,584,488	1.4
	Total Mutual Funds (Cost $538,028,577)	501,505,568	96.2
	Total Investments in Securities (Cost $556,123,299)	$518,120,331	99.4
	Assets in Excess of Other Liabilities	2,913,831	0.6
	Net Assets	$521,034,162	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$16,614,763	$—	$—	$16,614,763
Mutual Funds	501,505,568	—	—	501,505,568
Total Investments, at fair value	$518,120,331	$—	$—	$518,120,331
Other Financial Instruments+
Futures	704,556	—	—	704,556
Total Assets	$518,824,887	$—	$—	$518,824,887
Liabilities Table
Other Financial Instruments+
Futures	$(714,037)	$—	$—	$(714,037)
Total Liabilities	$(714,037)	$—	$—	$(714,037)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$40,776,461	$29,457,246	$(7,567,175)	$(11,394,473)	$51,272,059	$1,239,730	$1,900,844	$—
Voya International Index Portfolio Class P2	106,709,170	50,045,885	(10,642,324)	(22,874,874)	123,237,857	3,402,903	751,601	—
Voya Russell Mid Cap Index Portfolio Class P2	50,598,850	14,424,467	(19,740,687)	(9,172,876)	36,109,754	520,837	925,563	4,080,909
Voya Russell Small Cap Index Portfolio Class P2	25,215,382	6,885,514	(12,608,568)	(4,044,685)	15,447,643	172,629	1,303,011	900,628
Voya U.S. Bond Index Portfolio Class P2	21,701,278	19,207,557	(8,792,053)	(25,980)	32,090,802	629,877	(385,375)	—
Voya U.S. Stock Index Portfolio Class P2	213,090,287	99,791,021	(43,787,454)	(33,330,889)	235,762,965	4,368,564	4,567,275	13,909,595
	$458,091,428	$219,811,690	$(103,138,261)	$(80,843,777)	$493,921,080	$10,334,540	$9,062,919	$18,891,132

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution 2045 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	123	03/15/19	$15,406,980	$(590,985)
U.S. Treasury 2-Year Note	24	03/29/19	5,095,500	20,933
U.S. Treasury Ultra Long Bond	64	03/20/19	10,282,000	374,186
			$30,784,480	$(195,866)
Short Contracts
Mini MSCI Emerging Markets Index	(316)	03/15/19	(15,275,440)	(12,669)
MSCI EAFE Mini Index	(60)	03/15/19	(5,148,000)	90,802
S&P Mid 400 E-Mini	(31)	03/15/19	(5,152,820)	218,635
U.S. Treasury 10-Year Note	(42)	03/20/19	(5,124,656)	(110,383)
			$(30,700,916)	$186,385

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$309,437
Interest rate contracts	Net Assets — Unrealized appreciation*	395,119
Total Asset Derivatives		$704,556
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$603,654
Interest rate contracts	Net Assets — Unrealized depreciation*	110,383
Total Liability Derivatives		$714,037

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(806,866)
Interest rate contracts	(17,133)
Total	$(823,999)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(275,766)
Interest rate contracts	284,736
Total	$8,970

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $560,004,884.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$732,038
Gross Unrealized Depreciation	(42,626,072)
Net Unrealized Depreciation	$(41,894,034)

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.5%
24,897	Vanguard Global ex-U.S. Real Estate ETF	$1,304,852	0.7
17,529	Vanguard Real Estate ETF	1,307,137	0.8
	Total Exchange-Traded Funds (Cost $2,837,882)	2,611,989	1.5
MUTUAL FUNDS: 98.0%
	Affiliated Investment Companies: 96.5%
1,712,790	Voya Emerging Markets Index Portfolio - Class P2	18,395,359	10.3
4,836,877	Voya International Index Portfolio - Class P2	43,870,476	24.6
948,359	Voya Russell Mid Cap Index Portfolio - Class P2	12,338,150	6.9
404,158	Voya Russell Small Cap Index Portfolio - Class P2	5,278,303	3.0
1,020,953	Voya U.S. Bond Index Portfolio - Class P2	10,526,026	5.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
5,848,384	Voya U.S. Stock Index Portfolio - Class P2	$81,467,984	45.8
		171,876,298	96.5
	Unaffiliated Investment Companies: 1.5%
587,775	Credit Suisse Commodity Return Strategy Fund - Class I	2,580,332	1.5
	Total Mutual Funds (Cost $193,262,962)	174,456,630	98.0
	Total Investments in Securities (Cost $196,100,844)	$177,068,619	99.5
	Assets in Excess of Other Liabilities	976,747	0.5
	Net Assets	$178,045,366	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,611,989	$—	$—	$2,611,989
Mutual Funds	174,456,630	—	—	174,456,630
Total Investments, at fair value	$177,068,619	$—	$—	$177,068,619
Other Financial Instruments+
Futures	242,200	—	—	242,200
Total Assets	$177,310,819	$—	$—	$177,310,819
Liabilities Table
Other Financial Instruments+
Futures	$(231,765)	$—	$—	$(231,765)
Total Liabilities	$(231,765)	$—	$—	$(231,765)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$9,950,698	$13,835,198	$(2,038,499)	$(3,352,038)	$18,395,359	$368,855	$240,664	$—
Voya International Index Portfolio Class P2	25,687,783	27,615,815	(1,905,250)	(7,527,872)	43,870,476	1,004,715	185,271	—
Voya Russell Mid Cap Index Portfolio Class P2	12,783,611	8,972,769	(6,374,042)	(3,044,188)	12,338,150	147,399	426,204	1,154,912
Voya Russell Small Cap Index Portfolio Class P2	5,791,427	4,090,470	(3,370,437)	(1,233,157)	5,278,303	48,910	289,559	255,170
Voya U.S. Bond Index Portfolio Class P2	4,685,742	7,731,323	(1,880,069)	(10,970)	10,526,026	175,013	(54,175)	—
Voya U.S. Stock Index Portfolio Class P2	48,412,480	55,713,350	(11,226,759)	(11,431,087)	81,467,984	1,476,548	1,300,375	4,172,241
	$107,311,741	$117,958,925	$(26,795,056)	$(26,599,312)	$171,876,298	$3,221,440	$2,387,898	$5,582,323

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution 2050 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	42	03/15/19	$5,260,920	$(190,681)
U.S. Treasury 2-Year Note	8	03/29/19	1,698,500	6,978
U.S. Treasury Ultra Long Bond	22	03/20/19	3,534,438	132,075
			$10,493,858	$(51,628)
Short Contracts
Mini MSCI Emerging Markets Index	(107)	03/15/19	(5,172,380)	(4,290)
MSCI EAFE Mini Index	(20)	03/15/19	(1,716,000)	30,267
S&P Mid 400 E-Mini	(11)	03/15/19	(1,828,420)	72,880
U.S. Treasury 10-Year Note	(14)	03/20/19	(1,708,219)	(36,794)
			$(10,425,019)	$62,063

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$103,147
Interest rate contracts	Net Assets — Unrealized appreciation*	139,053
Total Asset Derivatives		$242,200
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$194,971
Interest rate contracts	Net Assets — Unrealized depreciation*	36,794
Total Liability Derivatives		$231,765

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(208,466)
Interest rate contracts	(15,787)
Total	$(224,253)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(84,262)
Interest rate contracts	102,259
Total	$17,997

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $196,243,295.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$235,099
Gross Unrealized Depreciation	(19,399,340)
Net Unrealized Depreciation	$(19,164,241)

See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.4%
30,116	Vanguard Global ex-U.S. Real Estate ETF	$1,578,379	0.7
21,203	Vanguard Real Estate ETF	1,581,108	0.7
	Total Exchange-Traded Funds (Cost $3,459,926)	3,159,487	1.4
MUTUAL FUNDS: 98.0%
	Affiliated Investment Companies: 96.5%
2,064,435	Voya Emerging Markets Index Portfolio - Class P2	22,172,027	10.3
5,829,406	Voya International Index Portfolio - Class P2	52,872,713	24.6
1,143,111	Voya Russell Mid Cap Index Portfolio - Class P2	14,871,873	6.9
487,149	Voya Russell Small Cap Index Portfolio - Class P2	6,362,160	3.0
1,230,584	Voya U.S. Bond Index Portfolio - Class P2	12,687,324	5.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
7,048,385	Voya U.S. Stock Index Portfolio - Class P2	$98,184,009	45.8
		207,150,106	96.5
	Unaffiliated Investment Companies: 1.5%
710,689	Credit Suisse Commodity Return Strategy Fund - Class I	3,119,924	1.5
	Total Mutual Funds (Cost $227,703,053)	210,270,030	98.0
	Total Investments in Securities (Cost $231,162,979)	$213,429,517	99.4
	Assets in Excess of Other Liabilities	1,189,090	0.6
	Net Assets	$214,618,607	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,159,487	$—	$—	$3,159,487
Mutual Funds	210,270,030	—	—	210,270,030
Total Investments, at fair value	$213,429,517	$—	$—	$213,429,517
Other Financial Instruments+
Futures	285,085	—	—	285,085
Total Assets	$213,714,602	$—	$—	$213,714,602
Liabilities Table
Other Financial Instruments+
Futures	$(290,439)	$—	$—	$(290,439)
Total Liabilities	$(290,439)	$—	$—	$(290,439)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$15,298,359	$14,085,527	$(2,691,106)	$(4,520,753)	$22,172,027	$491,374	$600,702	$—
Voya International Index Portfolio Class P2	39,478,725	25,811,111	(3,190,673)	(9,226,450)	52,872,713	1,337,927	23,970	—
Voya Russell Mid Cap Index Portfolio Class P2	19,653,564	7,893,366	(8,665,695)	(4,009,362)	14,871,873	196,336	715,693	1,538,353
Voya Russell Small Cap Index Portfolio Class P2	8,903,767	3,634,587	(4,564,425)	(1,611,769)	6,362,160	65,152	474,884	339,908
Voya U.S. Bond Index Portfolio Class P2	7,204,204	8,005,037	(2,528,545)	6,628	12,687,324	229,034	(128,056)	—
Voya U.S. Stock Index Portfolio Class P2	74,359,340	52,799,529	(14,351,024)	(14,623,836)	98,184,009	1,800,567	2,512,426	5,394,632
	$164,897,959	$112,229,157	$(35,991,468)	$(33,985,542)	$207,150,106	$4,120,390	$4,199,619	$7,272,893

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the following futures contracts were outstanding for Voya Index Solution 2055 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	51	03/15/19	$6,388,260	$(240,548)
U.S. Treasury 2-Year Note	10	03/29/19	2,123,125	8,722
U.S. Treasury Ultra Long Bond	26	03/20/19	4,177,063	151,073
			$12,688,448	$(80,753)
Short Contracts
Mini MSCI Emerging Markets Index	(130)	03/15/19	(6,284,200)	(5,212)
MSCI EAFE Mini Index	(25)	03/15/19	(2,145,000)	37,834
S&P Mid 400 E-Mini	(13)	03/15/19	(2,160,860)	87,456
U.S. Treasury 10-Year Note	(17)	03/20/19	(2,074,266)	(44,679)
			$(12,664,326)	$75,399

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$125,290
Interest rate contracts	Net Assets — Unrealized appreciation*	159,795
Total Asset Derivatives		$285,085
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$245,760
Interest rate contracts	Net Assets — Unrealized depreciation*	44,679
Total Liability Derivatives		$290,439

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2018 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(305,591)
Interest rate contracts	(6,801)
Total	$(312,392)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(114,804)
Interest rate contracts	115,116
Total	$312

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $233,037,195.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$292,841
Gross Unrealized Depreciation	(19,905,873)
Net Unrealized Depreciation	$(19,613,032)

See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2018

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.4%
5,377	iShares 1-3 Year Treasury Bond ETF	$449,625	1.0
7,426	iShares 20+ Year Treasury Bond ETF	902,333	2.0
6,438	Vanguard Global ex-U.S. Real Estate ETF	337,415	0.7
4,533	Vanguard Real Estate ETF	338,026	0.7
	Total Exchange-Traded Funds (Cost $2,045,667)	2,027,399	4.4
MUTUAL FUNDS: 95.6%
	Affiliated Investment Companies: 94.1%
316,348	Voya Emerging Markets Index Portfolio - Class P2	3,397,583	7.4
1,200,645	Voya International Index Portfolio - Class P2	10,889,850	23.7
210,175	Voya Russell Mid Cap Index Portfolio - Class P2	2,734,377	6.0
104,502	Voya Russell Small Cap Index Portfolio - Class P2	1,364,796	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
220,651	Voya U.S. Bond Index Portfolio - Class P2	$2,274,908	5.0
1,611,862	Voya U.S. Stock Index Portfolio - Class P2	22,453,240	49.0
		43,114,754	94.1
	Unaffiliated Investment Companies: 1.5%
152,057	Credit Suisse Commodity Return Strategy Fund - Class I	667,533	1.5
	Total Mutual Funds (Cost $49,020,941)	43,782,287	95.6
	Total Investments in Securities (Cost $51,066,608)	$45,809,686	100.0
	Assets in Excess of Other Liabilities	18,592	0.0
	Net Assets	$45,828,278	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,027,399	$—	$—	$2,027,399
Mutual Funds	43,782,287	—	—	43,782,287
Total Investments, at fair value	$45,809,686	$—	$—	$45,809,686

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2018 (continued)

The following table provides transactions during the year ended December 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$2,077,070	$3,768,485	$(1,828,557)	$(619,415)	$3,397,583	$81,083	$(5,069)	$—
Voya International Index Portfolio Class P2	4,884,624	9,095,922	(1,252,392)	(1,838,304)	10,889,850	220,842	65,433	—
Voya Russell Mid Cap Index Portfolio Class P2	2,668,962	2,731,388	(2,012,120)	(653,853)	2,734,377	32,399	36,656	253,860
Voya Russell Small Cap Index Portfolio Class P2	1,209,131	1,246,226	(784,197)	(306,364)	1,364,796	10,751	63,929	56,088
Voya U.S. Bond Index Portfolio Class P2	978,288	2,303,726	(1,030,522)	23,416	2,274,908	38,880	(39,071)	—
Voya U.S. Stock Index Portfolio Class P2	9,863,342	18,652,933	(2,963,272)	(3,099,763)	22,453,240	398,803	267,856	973,620
	$21,681,417	$37,798,680	$(9,871,060)	$(6,494,283)	$43,114,754	$782,758	$389,734	$1,283,568

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $51,262,737.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$58,564
Gross Unrealized Depreciation	(5,511,615)
Net Unrealized Depreciation	$(5,453,051)

See Accompanying Notes to Financial Statements
83

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.1723
Class I	NII	$0.2331
Class S	NII	$0.2040
Class S2	NII	$0.1854
Class Z	NII	$0.2331
All Classes	STCG	$0.0402
All Classes	LTCG	$0.1168
Voya Index Solution 2020 Portfolio
Class ADV	NII	$0.1497
Class I	NII	$0.1965
Class S	NII	$0.1670
Class S2	NII	$0.1379
Class Z	NII	$0.1965
All Classes	STCG	$0.1694
All Classes	LTCG	$0.1695
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.1359
Class I	NII	$0.1926
Class S	NII	$0.1617
Class S2	NII	$0.1368
Class Z	NII	$0.1926
All Classes	STCG	$0.0350
All Classes	LTCG	$0.2172
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.1486
Class I	NII	$0.1937
Class S	NII	$0.1618
Class S2	NII	$0.1202
Class Z	NII	$0.1937
All Classes	STCG	$0.1094
All Classes	LTCG	$0.2452
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1250
Class I	NII	$0.1834
Class S	NII	$0.1508
Class S2	NII	$0.1299
Class Z	NII	$0.1834
All Classes	STCG	$0.0268
All Classes	LTCG	$0.2641
Portfolio Name	Type	Per Share Amount
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.1292
Class I	NII	$0.1698
Class S	NII	$0.1374
Class S2	NII	$0.1247
Class Z	NII	$0.1698
All Classes	STCG	$0.1018
All Classes	LTCG	$0.2590
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1120
Class I	NII	$0.1704
Class S	NII	$0.1373
Class S2	NII	$0.1128
Class Z	NII	$0.1704
All Classes	STCG	$0.0227
All Classes	LTCG	$0.2967
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.1120
Class I	NII	$0.1502
Class S	NII	$0.1194
Class S2	NII	$0.1071
Class Z	NII	$0.1502
All Classes	STCG	$0.0931
All Classes	LTCG	$0.2668
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.1204
Class I	NII	$0.1866
Class S	NII	$0.1499
Class S2	NII	$0.1205
Class Z	NII	$0.1866
All Classes	STCG	$0.0212
All Classes	LTCG	$0.3227
Voya Index Solution 2060 Portfolio
Class ADV	NII	$0.0690
Class I	NII	$0.1007
Class S	NII	$0.0810
Class S2	NII	$0.0515
Class Z	NII	$0.1007
All Classes	STCG	$0.1838
All Classes	LTCG	$0.1531

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
84

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Solution Income Portfolio	15.71%
Voya Index Solution 2020 Portfolio	14.74%
Voya Index Solution 2025 Portfolio	31.50%
Voya Index Solution 2030 Portfolio	27.63%
Voya Index Solution 2035 Portfolio	44.68%
Voya Index Solution 2040 Portfolio	32.83%
Voya Index Solution 2045 Portfolio	56.05%
Voya Index Solution 2050 Portfolio	34.81%
Voya Index Solution 2055 Portfolio	59.25%
Voya Index Solution 2060 Portfolio	20.62%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Solution Income Portfolio	$5,271,803
Voya Index Solution 2020 Portfolio	$3,656,660
Voya Index Solution 2025 Portfolio	$17,260,853
Voya Index Solution 2030 Portfolio	$5,987,198
Voya Index Solution 2035 Portfolio	$18,497,000
Voya Index Solution 2040 Portfolio	$4,136,203
Voya Index Solution 2045 Portfolio	$13,496,231
Voya Index Solution 2050 Portfolio	$2,661,290
Voya Index Solution 2055 Portfolio	$4,457,532
Voya Index Solution 2060 Portfolio	$465,057
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2018:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$39,106	$0.0009	10.28%
Voya Index Solution 2020 Portfolio	$32,428	$0.0014	15.09%
Voya Index Solution 2025 Portfolio	$130,027	$0.0016	20.58%
Voya Index Solution 2030 Portfolio	$83,831	$0.0030	28.20%
Voya Index Solution 2035 Portfolio	$187,175	$0.0025	30.98%
Voya Index Solution 2040 Portfolio	$70,672	$0.0038	33.62%
Voya Index Solution 2045 Portfolio	$156,112	$0.0032	36.75%
Voya Index Solution 2050 Portfolio	$55,713	$0.0046	38.23%
Voya Index Solution 2055 Portfolio	$67,107	$0.0043	38.44%
Voya Index Solution 2060 Portfolio	$10,882	$0.0027	33.49%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

85

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
86

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, Boston, MA (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2006 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015 – Present	Retired.	150	None.
87

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	January 2005 – Present	Retired.	150	None.
Director who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2018, Patrick W. Kenny retired as Director of the Board.

88

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro230 Park AvenueNew York, New York 10169Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President,
Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004-August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999-September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
89

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018-Present). Formerly, Vice President, Voya Investment Management (March 2014-February 2018); Assistant Vice President, Voya Investment Management (March 2011-March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
90

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

91

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND
SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered each Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds and other funds the Sub-Adviser manages, as identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or

93

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Index Solution Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; and (b) the contractual management fee rate for the Portfolio is above

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (4) management’s representations regarding the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2020 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; (2) management’s confidence in the ability of the Sub-Adviser to execute the
Portfolio’s investment strategy and to deliver long-term performance; and (3) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (4) management’s representations regarding the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Index Solution 2025 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year, three-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; (2) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy and to deliver long-term performance; and (3) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (4) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio, not inclusive of AFFE.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2030 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for Voya Index Solution 2030 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; (3) management’s representations regarding the competitiveness of the Portfolio’s net

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

expense ratio when compared to peers identified by management; and (4) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio, not inclusive of AFFE.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s net management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2035 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, and the third quintile for the year-to-date, one-year, three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (4) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio, not inclusive of AFFE.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2040 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, and the third quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2045 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year, three-year, and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (4) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio, not inclusive of AFFE.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2050 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this performance data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (4) management’s representations regarding the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2055 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year and five-year periods. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; (2) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy and to deliver long-term performance; and (3) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management; and (4) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio, not inclusive of AFFE.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending

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November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2060 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed. In analyzing this performance data, the Board took into account: (1) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy and to deliver long-term performance; and (2) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of AFFE, is above the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the direction of the Board, management made changes to the expenses of certain underlying funds in recent years, which lowered the Portfolio’s all-in net expense ratio; and (3) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
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voyainvestments.com

VPAR-VINDSOL         (1218-021519)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $891,345 for the year ended December 31, 2018 and $891,345 for the year ended December 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $102,600 for the year ended December 31, 2018 and $102,600 for the year ended December 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $232,281 for the year ended December 31, 2018 and $215,694 for the year ended December 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2018 and $0 for the year ended December 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2018 and December 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Partners, Inc.	$334,881	$318,294
Voya Investments, LLC (1)	$38,950	$122,200

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, in included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Voya Partners, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio (the Funds), each a series of Voya Partners, Inc., including the summary portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2019

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.8%
		Communication Services: 0.4%
25,167		Emerald Expositions Events, Inc.	310,561	0.1
322,428		Entravision Communications Corp.	938,265	0.3
13,461		Townsquare Media, Inc.	54,921	0.0
			1,303,747	0.4

		Consumer Discretionary: 6.4%
14,380		Advance Auto Parts, Inc.	2,264,275	0.7
53,980		BorgWarner, Inc.	1,875,265	0.6
95,424	(1)	Camping World Holdings, Inc.	1,094,513	0.4
30,269		Carnival Corp.	1,492,262	0.5
7,691		Delphi Technologies PLC	473,535	0.2
19,469		Genuine Parts Co.	1,869,413	0.6
75,467		Honda Motor Co., Ltd. ADR	1,996,102	0.6
24,955		Penske Auto Group, Inc.	1,006,185	0.3
99,884		Pulte Group, Inc.	2,595,985	0.8
26,369	(2)	Red Robin Gourmet Burgers, Inc.	704,580	0.2
19,829		Sodexo SA	2,033,574	0.6
22,174		Target Corp.	1,465,480	0.5
26,202		Thor Industries, Inc.	1,362,504	0.4
			20,233,673	6.4

		Consumer Staples: 6.3%
799		Casey's General Stores, Inc.	102,384	0.0
106,415		Conagra Brands, Inc.	2,273,025	0.7
9,978	(2)	Edgewell Personal Care Co.	372,678	0.1
34,794	(2)	Hain Celestial Group, Inc.	551,833	0.2
39,177	(2)	Hostess Brands, Inc.	428,596	0.1
12,290		JM Smucker Co.	1,148,992	0.4
23,014		Kellogg Co.	1,312,028	0.4
21,088		Kimberly-Clark Corp.	2,402,767	0.8
19,907		Molson Coors Brewing Co.	1,117,977	0.3
68,326		Mondelez International, Inc.	2,735,090	0.9
408,760		Orkla ASA	3,200,552	1.0
44,132		Spectrum Brands Holdings, Inc.	1,864,577	0.6
35,046		Sysco Corp.	2,195,982	0.7
7,311	(2)	TreeHouse Foods, Inc.	370,741	0.1
			20,077,222	6.3

		Energy: 5.8%
36,289		Anadarko Petroleum Corp.	1,590,910	0.5
111,792		Baker Hughes a GE Co.	2,403,528	0.8
10,468	(2)	C&J Energy Services, Inc.	141,318	0.0
29,054		Cimarex Energy Co.	1,791,179	0.6
88,154		Devon Energy Corp.	1,986,991	0.6
19,302	(2)	Dril-Quip, Inc.	579,639	0.2
42,979	(1),(2)	Earthstone Energy, Inc.	194,265	0.1
87,367		EQT Corp.	1,650,363	0.5
69,893	(2)	Equitrans Midstream Corp.	1,399,258	0.4
55,397	(1),(2)	Extraction Oil & Gas, Inc.	237,653	0.1
59,912		Halliburton Co.	1,592,461	0.5
38,561		Imperial Oil Ltd.	977,018	0.3
9,579	(1)	Liberty Oilfield Services, Inc.	124,048	0.0
48,949		National Oilwell Varco, Inc.	1,257,990	0.4
48,847	(1),(2)	NCS Multistage Holdings, Inc.	248,631	0.1
116,495		Noble Energy, Inc.	2,185,446	0.7
			18,360,698	5.8

		Financials: 26.7%
31,016		Aflac, Inc.	1,413,089	0.4
29,056		Ameriprise Financial, Inc.	3,032,575	1.0
24,972		Amerisafe, Inc.	1,415,663	0.4
118,573	(1)	Ares Management Corp.	2,108,228	0.7
12,836		Arthur J. Gallagher & Co.	946,013	0.3
23,296		Axis Capital Holdings Ltd.	1,203,005	0.4
8,695		Bank of Hawaii Corp.	585,347	0.2
36,096		Bank OZK	824,072	0.3
80,367		BankUnited, Inc.	2,406,188	0.8
110,563		BB&T Corp.	4,789,589	1.5
46,288		Brown & Brown, Inc.	1,275,697	0.4
184,807		Capitol Federal Financial, Inc.	2,359,985	0.7
25,841		Chubb Ltd.	3,338,140	1.1
10,140		Comerica, Inc.	696,517	0.2
42,712		Commerce Bancshares, Inc.	2,407,675	0.8
228,799	(1),(3)	Compass Diversified Holdings	2,848,548	0.9
106,400	(2)	Donnelley Financial Solutions, Inc.	1,492,792	0.5
195,553		First Hawaiian, Inc.	4,401,898	1.4
15,326		Granite Point Mortgage Trust, Inc.	276,328	0.1
7,732		Hanover Insurance Group, Inc.	902,866	0.3
55,484		Hilltop Holdings, Inc.	989,280	0.3
155,797		Home Bancshares, Inc./Conway AR	2,545,723	0.8
209,001		Invesco Ltd.	3,498,677	1.1
27,330		James River Group Holdings Ltd.	998,638	0.3
50,681		LegacyTexas Financial Group, Inc.	1,626,353	0.5
21,162		M&T Bank Corp.	3,028,917	1.0
71,683		Northern Trust Corp.	5,991,982	1.9
26,680		Origin Bancorp, Inc.	909,254	0.3
27,753		ProAssurance Corp.	1,125,662	0.4
19,074		Prosperity Bancshares, Inc.	1,188,310	0.4
15,646		Reinsurance Group of America, Inc.	2,194,039	0.7
11,780		RenaissanceRe Holdings Ltd.	1,574,986	0.5

See Accompanying Notes to Financial Statements

1

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

16,081		Signature Bank	1,653,288	0.5
11,863		South State Corp.	711,187	0.2
27,792		State Street Corp.	1,752,841	0.5
47,149		SunTrust Banks, Inc.	2,378,196	0.7
40,368	(2)	Texas Capital Bancshares, Inc.	2,062,401	0.6
10,113		Torchmark Corp.	753,722	0.2
5,630		Travelers Cos., Inc.	674,192	0.2
77,366		UMB Financial Corp.	4,717,005	1.5
309,077	(1)	Valley National Bancorp	2,744,604	0.9
45,819	(1)	Westamerica Bancorp.	2,551,202	0.8
			84,394,674	26.7

		Health Care: 6.7%
71,595		Cardinal Health, Inc.	3,193,137	1.0
33,019	(2)	Cerner Corp.	1,731,516	0.5
35,744	(2)	Hologic, Inc.	1,469,079	0.5
22,029		McKesson Corp.	2,433,544	0.8
19,669	(2)	Providence Service Corp.	1,180,533	0.4
31,219		Quest Diagnostics, Inc.	2,599,606	0.8
26,170	(2),(4)	Siemens Healthineers AG	1,093,558	0.4
71,537		Zimmer Biomet Holdings, Inc.	7,419,818	2.3
			21,120,791	6.7

		Industrials: 16.4%
81,323		Atlas Copco AB - B Shares	1,781,932	0.6
7,224		AZZ, Inc.	291,561	0.1
22,309		Brink's Co.	1,442,277	0.5
57,872	(2)	Ceco Environmental Corp.	390,636	0.1
81,255	(2)	Charah Solutions, Inc.	678,479	0.2
20,474	(2)	CSW Industrials, Inc.	989,918	0.3
21,135		Cummins, Inc.	2,824,481	0.9
23,411		Deluxe Corp.	899,919	0.3
19,959	(2)	Dycom Industries, Inc.	1,078,584	0.3
31,823		Eaton Corp. PLC	2,184,967	0.7
32,441		Emerson Electric Co.	1,938,350	0.6
35,440		EnPro Industries, Inc.	2,129,944	0.7
135,692	(2)	Foundation Building Materials, Inc.	1,127,601	0.4
15,936	(2)	Gibraltar Industries, Inc.	567,162	0.2
50,909		Global Brass & Copper Holdings, Inc.	1,280,361	0.4
52,842	(2)	GMS, Inc.	785,232	0.2
6,469		Graham Corp.	147,752	0.0
144,196		Heartland Express, Inc.	2,638,787	0.8
55,061		Hubbell, Inc.	5,469,760	1.7
197,021		IMI PLC	2,372,651	0.7
6,351		Ingersoll-Rand PLC - Class A	579,402	0.2
218,326	(2)	Innerworkings, Inc.	816,539	0.3
116,621		Johnson Controls International plc	3,457,813	1.1
13,026		Korn/Ferry International	515,048	0.2
76,145	(2)	Milacron Holdings Corp.	905,364	0.3
42,237		MSC Industrial Direct Co.	3,248,870	1.0
4,764		Multi-Color Corp.	167,169	0.0
72,052		nVent Electric PLC	1,618,288	0.5
24,059		Paccar, Inc.	1,374,731	0.4
19,951		Republic Services, Inc.	1,438,268	0.5
26,778		Schneider Electric SE	1,816,387	0.6
61,017		Southwest Airlines Co.	2,836,070	0.9
18,555		Textron, Inc.	853,344	0.3
23,574		Timken Co.	879,782	0.3
2,778		Valmont Industries, Inc.	308,219	0.1
			51,835,648	16.4

		Information Technology: 8.6%
16,962	(2)	Advanced Energy Industries, Inc.	728,179	0.2
41,705		Applied Materials, Inc.	1,365,422	0.4
35,387		Avnet, Inc.	1,277,471	0.4
38,806	(1)	Belden, Inc.	1,620,926	0.5
49,821	(2)	Casa Systems, Inc.	654,150	0.2
13,653	(2)	Coherent, Inc.	1,443,259	0.5
43,643	(2)	Cray, Inc.	942,252	0.3
49,969		Cypress Semiconductor Corp.	635,606	0.2
31,130		EVERTEC, Inc.	893,431	0.3
75,006		HP, Inc.	1,534,623	0.5
33,939		Kulicke & Soffa Industries, Inc.	687,943	0.2
12,810		Lam Research Corp.	1,744,338	0.6
59,787		Maxim Integrated Products	3,040,169	1.0
31,360	(1)	Microchip Technology, Inc.	2,255,411	0.7
75,688	(1)	Presidio, Inc.	987,728	0.3
47,567		Sapiens International Corp. NV	524,664	0.2
30,509		TE Connectivity Ltd.	2,307,396	0.7
16,113	(2)	Tech Data Corp.	1,318,204	0.4
51,774	(2)	Teradata Corp.	1,986,051	0.6
35,782		Teradyne, Inc.	1,122,839	0.4
			27,070,062	8.6

		Materials: 6.6%
512,773		Graphic Packaging Holding Co.	5,455,905	1.7
53,738		Innophos Holdings, Inc.	1,318,193	0.4
36,357		Minerals Technologies, Inc.	1,866,568	0.6
17,005		PolyOne Corp.	486,343	0.2
243,015		RPC Group PLC	2,019,550	0.6
100,909		Silgan Holdings, Inc.	2,383,471	0.7
58,405		Sonoco Products Co.	3,103,058	1.0
82,815		WestRock Co.	3,127,094	1.0
18,297		WR Grace & Co.	1,187,658	0.4
			20,947,840	6.6

		Real Estate: 5.9%
5,561		American Tower Corp.	879,695	0.3
51,985		Brandywine Realty Trust	669,047	0.2
36,777		CareTrust REIT, Inc.	678,903	0.2
17,780		Community Healthcare Trust, Inc.	512,597	0.2
63,171		Empire State Realty Trust, Inc.	898,923	0.3
3,043		EPR Properties	194,843	0.1
10,624		Highwoods Properties, Inc.	411,043	0.1
101,023		Kite Realty Group Trust	1,423,414	0.4
62,530		Lexington Realty Trust	513,371	0.2
129,432		MedEquities Realty Trust, Inc.	885,315	0.3
33,217		Medical Properties Trust, Inc.	534,129	0.2
82,504		MGM Growth Properties LLC	2,178,931	0.7

See Accompanying Notes to Financial Statements

2

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

8,919	National Health Investors, Inc.	673,741	0.2
106,336	Piedmont Office Realty Trust, Inc.	1,811,965	0.6
20,190	RLJ Lodging Trust	331,116	0.1
43,716	Sabra Healthcare REIT, Inc.	720,440	0.2
47,956	Summit Hotel Properties, Inc.	466,612	0.1
15,027	Urstadt Biddle Properties, Inc.	288,819	0.1
26,891	Weingarten Realty Investors	667,166	0.2
178,880	Weyerhaeuser Co.	3,910,317	1.2
		18,650,387	5.9

	Utilities: 6.0%
36,850	Ameren Corp.	2,403,726	0.8
17,401	Atmos Energy Corp.	1,613,421	0.5
27,212	Edison International	1,544,825	0.5
21,936	Eversource Energy	1,426,717	0.4
58,384	NorthWestern Corp.	3,470,345	1.1
32,665	Pinnacle West Capital Corp.	2,783,058	0.9
22,978	Spire, Inc.	1,702,210	0.5
85,108	Xcel Energy, Inc.	4,193,271	1.3
		19,137,573	6.0

	Total Common Stock
	(Cost $352,016,797)	303,132,315	95.8

EXCHANGE-TRADED FUNDS: 1.2%
51,852	iShares Russell Mid-Cap Value ETF	3,958,900	1.2

	Total Exchange-Traded Funds
	(Cost $4,532,739)	3,958,900	1.2

	Total Long-Term Investments
	(Cost $356,549,536)	307,091,215	97.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateral(5): 2.5%
1,873,591	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $1,873,896, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $1,911,378, due 11/15/23-05/15/58)	1,873,591	0.6
1,873,591	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,873,935, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,911,063, due 01/25/19-10/20/68)	1,873,591	0.6
1,873,591	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,873,904, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,911,063, due 01/25/19-02/01/49)	1,873,591	0.6
392,785	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $392,848, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $400,641, due 02/29/24-09/09/49)	392,785	0.1
1,873,591	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,873,901, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,911,063, due 10/01/25-10/20/48)	1,873,591	0.6
		7,887,149	2.5

See Accompanying Notes to Financial Statements

3

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
7,900,089	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $7,900,089)	7,900,089	2.5

	Total Short-Term Investments
	(Cost $15,787,238)	15,787,238	5.0

	Total Investments in Securities (Cost $372,336,774)	$322,878,453	102.0
	Liabilities in Excess of Other Assets	(6,339,282)	(2.0)
	Net Assets	$316,539,171	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Security is a Master Limited Partnership.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

4

VY® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Communication Services: 4.3%
908,000	(1)	Iridium Communications, Inc.	16,752,600	2.5
630,750		Manchester United PLC - Class A	11,971,635	1.8
			28,724,235	4.3

		Consumer Discretionary: 27.9%
230,000	(1)	Bright Horizons Family Solutions, Inc.	25,633,500	3.8
544,900		Choice Hotels International, Inc.	39,003,942	5.8
50,325		Dick's Sporting Goods, Inc.	1,570,140	0.2
188,200		Marriott Vacations Worldwide Corp.	13,269,982	2.0
43,123	(1)	Ollie's Bargain Outlet Holdings, Inc.	2,868,111	0.4
698,741	(1)	Penn National Gaming, Inc.	13,157,293	2.0
255,000		Red Rock Resorts, Inc.	5,179,050	0.8
127,900	(1)	Under Armour, Inc. - Class A	2,259,993	0.4
396,000		Vail Resorts, Inc.	83,484,720	12.5
			186,426,731	27.9

		Consumer Staples: 1.5%
89,875		Church & Dwight Co., Inc.	5,910,180	0.9
116,900	(1)	Performance Food Group Co.	3,772,363	0.6
			9,682,543	1.5

		Financials: 19.8%
561,000	(1)	Arch Capital Group Ltd.	14,989,920	2.2
270,000	(2)	Carlyle Group L.P.	4,252,500	0.6
317,200		Cohen & Steers, Inc.	10,886,304	1.6
65,500	(1)	Essent Group Ltd.	2,238,790	0.3
82,000		Factset Research Systems, Inc.	16,410,660	2.5
51,000		Houlihan Lokey, Inc.	1,876,800	0.3
123,241		Kinsale Capital Group, Inc.	6,847,270	1.0
12,175	(1)	LendingTree, Inc.	2,673,264	0.4
80,000		Moelis & Co.	2,750,400	0.4
136,500		Morningstar, Inc.	14,993,160	2.3
181,000		MSCI, Inc. - Class A	26,684,830	4.0
150,900	(2)	Oaktree Capital Group LLC	5,998,275	0.9
226,825		Primerica, Inc.	22,163,071	3.3
			132,765,244	19.8

		Health Care: 10.2%
94,500		Bio-Techne Corp.	13,676,040	2.0
207,500		Dechra Pharmaceuticals PLC	5,482,379	0.8
81,000	(1)	Denali Therapeutics, Inc.	1,673,460	0.3
143,400	(1)	Idexx Laboratories, Inc.	26,675,268	4.0
16,600	(1)	Mettler Toledo International, Inc.	9,388,628	1.4
62,677	(1)	Neogen Corp.	3,572,589	0.5
79,000		West Pharmaceutical Services, Inc.	7,744,370	1.2
			68,212,734	10.2

		Industrials: 7.4%
64,300		Air Lease Corp.	1,942,503	0.3
8,391		Albany International Corp.	523,850	0.1
237,026	(1)	Bloom Energy Corp.	2,365,519	0.3
50,000	(1)	BrightView Holdings, Inc.	510,500	0.1
112,625	(1)	CoStar Group, Inc.	37,992,918	5.7
108,800	(1)	Trex Co., Inc.	6,458,368	0.9
			49,793,658	7.4

		Information Technology: 20.1%
117,000	(1)	2U, Inc.	5,817,240	0.9
91,000	(1)	Altair Engineering, Inc.	2,509,780	0.4
176,700	(1)	ANSYS, Inc.	25,257,498	3.8
283,700	(1)	Benefitfocus, Inc.	12,970,764	1.9
76,000	(1)	Cision Ltd.	889,200	0.1
265,600	(1)	Gartner, Inc.	33,954,304	5.1
164,000	(1)	Guidewire Software, Inc.	13,157,720	1.9
15,000		Littelfuse, Inc.	2,572,200	0.4
175,875		Maximus, Inc.	11,447,704	1.7
470,000		SS&C Technologies Holdings, Inc.	21,201,700	3.2
52,753	(1)	Wix.com Ltd.	4,765,706	0.7
			134,543,816	20.1

		Real Estate: 8.1%
11,190		Alexander's, Inc.	3,410,041	0.5
82,000		Alexandria Real Estate Equities, Inc.	9,449,680	1.4
68,838		American Assets Trust, Inc.	2,765,222	0.4
470,000		Douglas Emmett, Inc.	16,041,100	2.4
699,650		Gaming and Leisure Properties, Inc.	22,605,692	3.4
			54,271,735	8.1

	Total Common Stock
	(Cost $252,224,971)		664,420,696	99.3

SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
4,545,339	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
		(Cost $4,545,339)	4,545,339	0.7

	Total Short-Term Investments
	(Cost $4,545,339)		4,545,339	0.7

	Total Investments in Securities (Cost $256,770,310)		$668,966,035	100.0
	Assets in Excess of Other Liabilities		221,638	0.0
	Net Assets		$669,187,673	100.0

(1)	Non-income producing security.
(2)	Security is a Master Limited Partnership.
(3)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

5

VY® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Communication Services: 12.8%
23,745		Activision Blizzard, Inc.	1,105,805	0.4
3,933	(1)	Alphabet, Inc. - Class A	4,109,828	1.6
6,274	(1)	Alphabet, Inc. - Class C	6,497,417	2.6
148,435		AT&T, Inc.	4,236,335	1.7
148,309		Comcast Corp. – Class A	5,049,921	2.0
22,010	(1)	Electronic Arts, Inc.	1,736,809	0.7
49,240	(1)	Facebook, Inc.- Class A	6,454,872	2.6
9,880	(1)	T-Mobile US, Inc.	628,467	0.3
41,852		Verizon Communications, Inc.	2,352,919	0.9
			32,172,373	12.8

		Consumer Discretionary: 10.1%
5,365	(1)	Amazon.com, Inc.	8,058,069	3.2
10,991		Dollar General Corp.	1,187,907	0.5
84,755	(1)	eBay, Inc.	2,379,073	1.0
6,585		Expedia Group, Inc.	741,800	0.3
46,209		Lowe's Cos, Inc.	4,267,863	1.7
17,171		McDonald's Corp.	3,049,055	1.2
24,940		PVH Corp.	2,318,173	0.9
35,327		Restaurant Brands International, Inc.	1,847,602	0.7
47,685		Tapestry, Inc.	1,609,369	0.6
			25,458,911	10.1

		Consumer Staples: 5.7%
81,351		Conagra Brands, Inc.	1,737,657	0.7
7,890		Constellation Brands, Inc.	1,268,870	0.5
101,845		Mondelez International, Inc.	4,076,855	1.6
80,350		Philip Morris International, Inc.	5,364,166	2.1
31,324		Sysco Corp.	1,962,762	0.8
			14,410,310	5.7

		Energy: 5.2%
97,653		Canadian Natural Resources Ltd.	2,356,367	0.9
54,931		Chevron Corp.	5,975,943	2.4
10,320		Cimarex Energy Co.	636,228	0.3
33,294		EOG Resources, Inc.	2,903,570	1.2
30,505		Schlumberger Ltd.	1,100,620	0.4
			12,972,728	5.2

		Financials: 15.4%
58,515		American International Group, Inc.	2,306,076	0.9
17,695		Aon PLC	2,572,145	1.0
38,177	(1)	Berkshire Hathaway, Inc. – Class B	7,794,980	3.1
6,916		Blackrock, Inc.	2,716,743	1.1
30,225		Charles Schwab Corp.	1,255,244	0.5
98,042		Citigroup, Inc.	5,104,067	2.0
71,418		JPMorgan Chase & Co.	6,971,825	2.8
54,600		Morgan Stanley	2,164,890	0.9
19,706		State Street Corp.	1,242,858	0.5
21,800		US Bancorp	996,260	0.4
120,425		Wells Fargo & Co.	5,549,184	2.2
			38,674,272	15.4

		Health Care: 16.7%
27,328		Abbott Laboratories	1,976,634	0.8
15,125		Agilent Technologies, Inc.	1,020,333	0.4
19,930	(1)	Alexion Pharmaceuticals, Inc.	1,940,385	0.8
22,605		Allergan PLC	3,021,384	1.2
16,380		Anthem, Inc.	4,301,879	1.7
9,625	(1)	Biogen, Inc.	2,896,355	1.2
9,698		Cigna Corp.	1,841,844	0.7
42,685		CVS Health Corp.	2,796,721	1.1
33,605		Dentsply Sirona, Inc.	1,250,442	0.5
58,012		Johnson & Johnson	7,486,449	3.0
66,628		Medtronic PLC	6,060,483	2.4
165,511		Pfizer, Inc.	7,224,555	2.9
			41,817,464	16.7

		Industrials: 5.7%
18,330		Caterpillar, Inc.	2,329,193	0.9
20,260		Emerson Electric Co.	1,210,535	0.5
10,104		FedEx Corp.	1,630,078	0.6
8,945		Harris Corp.	1,204,444	0.5
34,032		Honeywell International, Inc.	4,496,308	1.8
8,765		Northrop Grumman Corp.	2,146,549	0.9
29,458		Southwest Airlines Co.	1,369,208	0.5
			14,386,315	5.7

		Information Technology: 20.6%
5,565	(1)	Adobe, Inc.	1,259,026	0.5
61,446		Apple, Inc.	9,692,492	3.8
16,806		Broadcom, Inc.	4,273,430	1.7
74,140		Cisco Systems, Inc.	3,212,486	1.3
36,055		Fidelity National Information Services, Inc.	3,697,440	1.5
113,555	(1)	First Data Corp.	1,920,215	0.8
9,825		Lam Research Corp.	1,337,870	0.5
35,391		Mastercard, Inc. - Class A	6,676,512	2.6
13,085		Microchip Technology, Inc.	941,073	0.4
128,365		Microsoft Corp.	13,038,033	5.2
9,395		Nvidia Corp.	1,254,233	0.5
9,390	(1)	Palo Alto Networks, Inc.	1,768,607	0.7
16,300		Qualcomm, Inc.	927,633	0.4
22,590		Total System Services, Inc.	1,836,341	0.7
			51,835,391	20.6

		Materials: 2.3%
7,525		Air Products & Chemicals, Inc.	1,204,376	0.5
47,986		DowDuPont, Inc.	2,566,292	1.0
5,168		Sherwin-Williams Co.	2,033,401	0.8
			5,804,069	2.3

		Real Estate: 2.3%
19,425		American Tower Corp.	3,072,841	1.2
3,530		Equinix, Inc.	1,244,537	0.5

See Accompanying Notes to Financial Statements

6

VY® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

61,425	Weyerhaeuser Co.	1,342,750	0.6
		5,660,128	2.3

	Utilities: 0.9%
30,980	American Electric Power Co., Inc.	2,315,445	0.9

	Total Common Stock
	(Cost $231,455,786)	245,507,406	97.7

Principal Amount†			Value	Percentage of Net Assets
OTHER(2): –%
Materials: –%
649,000	(3),(4)	SINO Forest Corp. (Escrow), 0.000%, 08/01/2049	–	–

Total Other
	(Cost $–)		–	–

Total Long-Term Investments
	(Cost $231,455,786)		245,507,406	97.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Mutual Funds: 2.1%
5,169,457	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $5,169,457)	5,169,457	2.1

	Total Short-Term Investments
	(Cost $5,169,457)	5,169,457	2.1

	Total Investments in Securities (Cost $236,625,243)	$250,676,863	99.8
	Assets in Excess of Other Liabilities	595,262	0.2
	Net Assets	$251,272,125	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(5)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

7

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Communication Services: 1.8%
23,000		Nexstar Media Group, Inc.	1,808,720	1.2
109,000	(1)	Vonage Holdings Corp.	951,570	0.6
			2,760,290	1.8

		Consumer Discretionary: 8.4%
39,000		Aarons, Inc.	1,639,950	1.0
42,000	(1)	Adtalem Global Education, Inc.	1,987,440	1.2
70,000		American Eagle Outfitters, Inc.	1,353,100	0.9
127,000	(1)	Ascena Retail Group, Inc.	318,770	0.2
37,000		Brinker International, Inc.	1,627,260	1.0
10,000		Childrens Place, Inc./The	900,900	0.6
24,000		Dine Brands Global, Inc.	1,616,160	1.0
31,000	(1)	Genesco, Inc.	1,373,300	0.9
44,000		KB Home	840,400	0.5
34,500	(1)	Sally Beauty Holdings, Inc.	588,225	0.4
45,651		Tower International, Inc.	1,086,494	0.7
			13,331,999	8.4

		Consumer Staples: 2.3%
82,000	(1)	BJ's Wholesale Club Holdings, Inc.	1,817,120	1.1
36,000	(1)	TreeHouse Foods, Inc.	1,825,560	1.2
			3,642,680	2.3

		Energy: 4.5%
21,500		Arch Coal, Inc.	1,784,285	1.1
123,000	(1)	Callon Petroleum Co.	798,270	0.5
69,000	(1)	Carrizo Oil & Gas, Inc.	779,010	0.5
64,000	(1)	Diamond Offshore Drilling	604,160	0.4
130,000	(1)	Oasis Petroleum, Inc.	718,900	0.5
31,300	(1)	Oceaneering International, Inc.	378,730	0.2
79,500		Patterson-UTI Energy, Inc.	822,825	0.5
35,400		SM Energy Co.	547,992	0.4
205,000	(1)	Southwestern Energy Co.	699,050	0.4
			7,133,222	4.5

		Financials: 29.2%
53,000		American Equity Investment Life Holding Co.	1,480,820	0.9
47,000		Ameris Bancorp.	1,488,490	0.9
30,000		Amerisafe, Inc.	1,700,700	1.1
35,000		Argo Group International Holdings Ltd.	2,353,750	1.5
61,000	(1)	Axos Financial, Inc.	1,535,980	1.0
39,000		Blackstone Mortgage Trust, Inc.	1,242,540	0.8
49,400		OceanFirst Financial Corp.	1,111,994	0.7
58,000		Cathay General Bancorp.	1,944,740	1.2
35,000		Chemical Financial Corp.	1,281,350	0.8
82,000		CNO Financial Group, Inc.	1,220,160	0.8
44,000		Community Bank System, Inc.	2,565,200	1.6
47,500		Hancock Whitney Corp.	1,645,875	1.0
22,000	(1)	Health Insurance Innovations, Inc.	588,060	0.4
86,700		Heritage Commerce Corp.	983,178	0.6
52,000		Heritage Financial Corp.	1,545,440	1.0
43,500		Houlihan Lokey, Inc.	1,600,800	1.0
32,500		Independent Bank Corp.	2,285,075	1.5
39,000		Invesco Mortgage Capital, Inc.	564,720	0.4
157,724	(1)	MBIA, Inc.	1,406,898	0.9
183,000	(1)	MGIC Investment Corp.	1,914,180	1.2
23,000		Moelis & Co.	790,740	0.5
58,000	(1)	Pacific Premier Bancorp, Inc.	1,480,160	0.9
63,500		Renasant Corp.	1,916,430	1.2
62,000		Sandy Spring Bancorp, Inc.	1,943,080	1.2
140,500	(1)	SLM Corp.	1,167,555	0.7
80,000		TCF Financial Corp.	1,559,200	1.0
31,500		UMB Financial Corp.	1,920,555	1.2
75,500		Union Bankshares Corp.	2,131,365	1.4
38,000		Virtu Financial, Inc.	978,880	0.6
51,000		WSFS Financial Corp.	1,933,410	1.2
			46,281,325	29.2

		Health Care: 5.0%
47,200	(1)	Alder Biopharmaceuticals, Inc.	483,800	0.3
49,700	(1)	Amneal Pharmaceuticals, Inc.	672,441	0.4
56,000	(1)	Endo International PLC	408,800	0.3
78,000	(1)	Horizon Pharma PLC	1,524,120	1.0
26,500	(1)	Immunomedics, Inc.	378,155	0.2
24,000	(1)	LHC Group, Inc.	2,253,120	1.4
26,700	(1)	Merit Medical Systems, Inc.	1,490,127	1.0
5,500	(1)	Molina Healthcare, Inc.	639,210	0.4
			7,849,773	5.0

		Industrials: 14.8%
33,000		Armstrong World Industries, Inc.	1,920,930	1.2
31,000		Barnes Group, Inc.	1,662,220	1.1
59,000	(1)	Covenant Transportation Group, Inc.	1,132,800	0.7
36,500		Granite Construction, Inc.	1,470,220	0.9
38,000		Hawaiian Holdings, Inc.	1,003,580	0.6
59,543	(1)	Hertz Global Holdings, Inc.	812,762	0.5
26,000		ICF International, Inc.	1,684,280	1.1
46,000		KBR, Inc.	698,280	0.4
52,500		Kennametal, Inc.	1,747,200	1.1
44,000		Kforce, Inc.	1,360,480	0.9
32,400		Korn/Ferry International	1,281,096	0.8
42,361	(1)	Mastec, Inc.	1,718,162	1.1
54,500	(1)	Navistar International Corp.	1,414,275	0.9
71,900	(1)	NOW, Inc.	836,916	0.5

See Accompanying Notes to Financial Statements

8

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

35,500		Skywest, Inc.	1,578,685	1.0
12,000	(1)	Spirit Airlines, Inc.	695,040	0.4
113,800	(1)	Sunrun, Inc.	1,239,282	0.8
41,200		Triton International Ltd./Bermuda	1,280,084	0.8
			23,536,292	14.8

		Information Technology: 9.7%
70,000	(1)	Avaya Holdings Corp.	1,019,200	0.6
56,500	(1)	Ciena Corp.	1,915,915	1.2
50,000		Cohu, Inc.	803,500	0.5
32,000	(1)	Cree, Inc.	1,368,800	0.9
17,400		Ebix, Inc.	740,544	0.5
30,000	(1)	Electronics for Imaging, Inc.	744,000	0.5
48,000		Entegris, Inc.	1,338,960	0.8
58,000		Kulicke & Soffa Industries, Inc.	1,175,660	0.7
16,200	(1)	Lumentum Holdings, Inc.	680,562	0.4
20,000		Science Applications International Corp.	1,274,000	0.8
18,000		SYNNEX Corp.	1,455,120	0.9
96,000	(1)	TTM Technologies, Inc.	934,080	0.6
17,800	(1)	Verint Systems, Inc.	753,118	0.5
122,700	(1)	Viavi Solutions, Inc.	1,233,135	0.8
			15,436,594	9.7

		Materials: 5.3%
75,000	(1)	Allegheny Technologies, Inc.	1,632,750	1.0
26,500		Carpenter Technology Corp.	943,665	0.6
107,000	(1)	Cleveland-Cliffs, Inc.	822,830	0.5
33,000	(1)	Cliffs Natural Resources, Inc.	253,770	0.2
58,201	(1)	Livent Corp.	803,174	0.5
35,500		Materion Corp.	1,597,145	1.0
12,800		Neenah, Inc.	754,176	0.5
64,000		Orion Engineered Carbons SA	1,617,920	1.0
			8,425,430	5.3

		Real Estate: 8.8%
43,000		American Assets Trust, Inc.	1,727,310	1.1
73,000		Brandywine Realty Trust	939,510	0.6
72,000		Chesapeake Lodging Trust	1,753,200	1.1
38,000		CoreCivic, Inc.	677,540	0.4
78,000		First Industrial Realty Trust, Inc.	2,251,080	1.4
41,000		Hudson Pacific Properties, Inc.	1,191,460	0.8
75,000		Mack-Cali Realty Corp.	1,469,250	0.9
17,500		PS Business Parks, Inc.	2,292,500	1.4
129,000		Sunstone Hotel Investors, Inc.	1,678,290	1.1
			13,980,140	8.8

		Utilities: 6.5%
53,500		New Jersey Resources Corp.	2,443,345	1.5
25,000		ONE Gas, Inc.	1,990,000	1.2
28,300		PNM Resources, Inc.	1,162,847	0.7
40,000		Portland General Electric Co.	1,834,000	1.2
55,000		South Jersey Industries, Inc.	1,529,000	1.0
18,500		Southwest Gas Holdings, Inc.	1,415,250	0.9
			10,374,442	6.5

	Total Common Stock
	(Cost $152,831,246)		152,752,187	96.3

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
2,508,689	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
		(Cost $2,508,689)	2,508,689	1.6

	Total Short-Term Investments
	(Cost $2,508,689)		2,508,689	1.6

	Total Investments in Securities (Cost $155,339,935)		$155,260,876	97.9
	Assets in Excess of Other Liabilities		3,404,041	2.1
	Net Assets		$158,664,917	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

9

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.2%
		Communication Services: 4.4%
75,087		CBS Corp. - Class B	3,282,804	0.7
15,392	(1)	Charter Communications, Inc.	4,386,258	0.9
130,111		Comcast Corp. – Class A	4,430,280	1.0
97,996		Verizon Communications, Inc.	5,509,335	1.2
1,484,934		Vodafone Group PLC	2,887,142	0.6
			20,495,819	4.4

		Consumer Discretionary: 6.9%
22,172		Advance Auto Parts, Inc.	3,491,203	0.8
177,717		Carnival Corp.	8,761,448	1.9
264,667	(1)	eBay, Inc.	7,429,203	1.6
121,570		Gap, Inc.	3,131,643	0.7
269,651		General Motors Co.	9,019,826	1.9
			31,833,323	6.9

		Consumer Staples: 4.5%
87,243		Archer-Daniels-Midland Co.	3,574,346	0.8
32,982		Bunge Ltd.	1,762,558	0.4
69,554		Danone	4,902,353	1.1
62,074		Kimberly-Clark Corp.	7,072,711	1.5
43,825		Reckitt Benckiser Group PLC	3,355,957	0.7
			20,667,925	4.5

		Energy: 16.1%
62,330		Anadarko Petroleum Corp.	2,732,547	0.6
233,140		BP PLC ADR	8,840,669	1.9
162,573		Canadian Natural Resources Ltd.	3,922,616	0.9
82,047		Chevron Corp.	8,925,893	1.9
243,165		Devon Energy Corp.	5,480,939	1.2
258,023		EnCana Corp.	1,491,373	0.3
16,669		Exxon Mobil Corp.	1,136,659	0.2
101,850		Halliburton Co.	2,707,173	0.6
120,940		Hess Corp.	4,898,070	1.1
539,955		Marathon Oil Corp.	7,742,955	1.7
167,166		Noble Energy, Inc.	3,136,034	0.7
63,610		Occidental Petroleum Corp.	3,904,382	0.8
177,423		Royal Dutch Shell PLC - Class A ADR	10,338,438	2.2
323,459		Suncor Energy, Inc.	9,047,148	2.0
			74,304,896	16.1

		Financials: 28.5%
247,423		American International Group, Inc.	9,750,940	2.1
54,767		Allstate Corp.	4,525,397	1.0
166,049		Ally Financial, Inc.	3,762,670	0.8
823,905		Bank of America Corp.	20,301,019	4.4
123,181		Bank of New York Mellon Corp.	5,798,130	1.3
395,559		Citigroup, Inc.	20,592,802	4.4
164,801		Citizens Financial Group, Inc.	4,899,534	1.1
286,151		Fifth Third Bancorp	6,733,133	1.5
24,252		Goldman Sachs Group, Inc.	4,051,297	0.9
167,996		JPMorgan Chase & Co.	16,399,769	3.5
104,083		Keycorp	1,538,347	0.3
170,590		Metlife, Inc.	7,004,425	1.5
199,105		Morgan Stanley	7,894,513	1.7
52,541		PNC Financial Services Group, Inc.	6,142,568	1.3
89,769		State Street Corp.	5,661,731	1.2
148,433		Wells Fargo & Co.	6,839,793	1.5
			131,896,068	28.5

		Health Care: 15.1%
54,768		Allergan PLC	7,320,291	1.6
34,060		Anthem, Inc.	8,945,178	1.9
46,292		Bristol-Myers Squibb Co.	2,406,258	0.5
77,554		Cardinal Health, Inc.	3,458,908	0.8
65,851		CVS Health Corp.	4,314,557	0.9
85,826		Gilead Sciences, Inc.	5,368,416	1.2
29,580		McKesson Corp.	3,267,703	0.7
56,062		Medtronic PLC	5,099,400	1.1
88,340		Merck & Co., Inc.	6,750,059	1.5
148,433	(1)	Mylan NV	4,067,064	0.9
45,618		Novartis AG	3,906,920	0.8
183,318		Pfizer, Inc.	8,001,831	1.7
161,009		Sanofi ADR	6,989,401	1.5
			69,895,986	15.1

		Industrials: 5.9%
126,987		Arconic, Inc.	2,141,001	0.5
14,694		Caterpillar, Inc.	1,867,166	0.4
81,048		Eaton Corp. PLC	5,564,756	1.2
44,669		Emerson Electric Co.	2,668,973	0.6
179,953		General Electric Co.	1,362,244	0.3
32,170		Ingersoll-Rand PLC - Class A	2,934,869	0.6
247,552		Johnson Controls International plc	7,339,917	1.6
71,231		Textron, Inc.	3,275,914	0.7
			27,154,840	5.9

		Information Technology: 8.6%
259,963		Cisco Systems, Inc.	11,264,197	2.4
61,912		Cognizant Technology Solutions Corp.	3,930,174	0.8
194,625		Intel Corp.	9,133,751	2.0
67,388		Microsoft Corp.	6,844,599	1.5
22,480		NetApp, Inc.	1,341,382	0.3
129,506		Qualcomm, Inc.	7,370,186	1.6
			39,884,289	8.6

		Materials: 2.2%
79,944		CF Industries Holdings, Inc.	3,478,363	0.7
170,085		International Paper Co.	6,864,631	1.5
			10,342,994	2.2

	Total Common Stock
	(Cost $420,311,420)		426,476,140	92.2

See Accompanying Notes to Financial Statements

10

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

CLOSED-END FUNDS: 0.4%
	Consumer Discretionary: 0.4%
33,321	(1) Altaba, Inc.	1,930,619	0.4

	Total Closed-End Funds
	(Cost $1,186,454)	1,930,619	0.4

	Total Long-Term Investments
	(Cost $421,497,874)	428,406,759	92.6

SHORT-TERM INVESTMENTS: 4.5%
	Mutual Funds: 4.5%
20,983,920	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $20,983,920)	20,983,920	4.5

	Total Short-Term Investments
	(Cost $20,983,920)	20,983,920	4.5

	Total Investments in Securities (Cost $442,481,794)	$449,390,679	97.1
	Assets in Excess of Other Liabilities	13,310,199	2.9
	Net Assets	$462,700,878	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

11

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Communication Services: 1.7%
54,582		CBS Corp. - Class B	2,386,325	0.6
86,170	(1)	Dish Network Corp. - Class A	2,151,665	0.5
60,910		Match Group, Inc.	2,605,121	0.6
			7,143,111	1.7

		Consumer Discretionary: 13.5%
7,190	(1)	Autozone, Inc.	6,027,665	1.5
64,250		Best Buy Co., Inc.	3,402,680	0.8
84,660		BorgWarner, Inc.	2,941,088	0.7
52,110		Expedia Group, Inc.	5,870,192	1.4
143,320		Gap, Inc.	3,691,923	0.9
31,220		Genuine Parts Co.	2,997,744	0.7
75,140		Hilton Worldwide Holdings, Inc.	5,395,052	1.3
75,981		Kohl's Corp.	5,040,580	1.2
37,700	(1)	Mohawk Industries, Inc.	4,409,392	1.1
139,326		Newell Brands, Inc.	2,590,070	0.6
58,070		Nordstrom, Inc.	2,706,643	0.7
40,780		PVH Corp.	3,790,501	0.9
32,380		Ralph Lauren Corp.	3,350,035	0.8
44,710	(2)	Tiffany & Co.	3,599,602	0.9
			55,813,167	13.5

		Consumer Staples: 5.6%
149,882		Conagra Brands, Inc.	3,201,480	0.8
20,770		Constellation Brands, Inc.	3,340,231	0.8
224,540		Coty, Inc - Class A	1,472,982	0.4
56,243	(1)	Edgewell Personal Care Co.	2,100,676	0.5
49,083		Energizer Holdings, Inc.	2,216,098	0.5
66,720		Keurig Dr Pepper, Inc.	1,710,701	0.4
124,250		Kroger Co.	3,416,875	0.8
34,820		Molson Coors Brewing Co.	1,955,491	0.5
41,470	(1)	Post Holdings, Inc.	3,696,221	0.9
			23,110,755	5.6

		Energy: 6.0%
101,890		Cabot Oil & Gas Corp.	2,277,242	0.6
84,373		Diamondback Energy, Inc.	7,821,335	1.9
142,180		EQT Corp.	2,685,780	0.6
130,804	(1)	Equitrans Midstream Corp.	2,618,696	0.6
78,460		PBF Energy, Inc.	2,563,288	0.6
321,090		Williams Cos., Inc.	7,080,035	1.7
			25,046,376	6.0

		Financials: 22.0%
4,693		Alleghany Corp.	2,925,241	0.7
160,940		Ally Financial, Inc.	3,646,900	0.9
36,180		Ameriprise Financial, Inc.	3,776,107	0.9
127,900		Citizens Financial Group, Inc.	3,802,467	0.9
28,180		Comerica, Inc.	1,935,684	0.5
242,750		Fifth Third Bancorp	5,711,907	1.4
45,370		First Republic Bank	3,942,653	0.9
130,150		Hartford Financial Services Group, Inc.	5,785,168	1.4
264,870		Huntington Bancshares, Inc.	3,157,250	0.8
114,570		Invesco Ltd.	1,917,902	0.5
48,420		Lincoln National Corp.	2,484,430	0.6
176,480		Loews Corp.	8,033,370	1.9
52,343		M&T Bank Corp.	7,491,854	1.8
50,850		Marsh & McLennan Cos., Inc.	4,055,288	1.0
53,110		Northern Trust Corp.	4,439,465	1.1
47,710		Principal Financial Group, Inc.	2,107,351	0.5
67,810		Progressive Corp.	4,090,977	1.0
51,820		Raymond James Financial, Inc.	3,855,926	0.9
116,580		SunTrust Banks, Inc.	5,880,295	1.4
66,200		T. Rowe Price Group, Inc.	6,111,584	1.5
56,520		Unum Group	1,660,558	0.4
36,030		WR Berkley Corp.	2,662,977	0.6
38,810		Zions Bancorp.	1,581,119	0.4
			91,056,473	22.0

		Health Care: 6.9%
63,110		AmerisourceBergen Corp.	4,695,384	1.1
27,850		Cigna Corp.	5,289,272	1.3
36,130	(1)	Henry Schein, Inc.	2,836,928	0.7
8,620		Humana, Inc.	2,469,457	0.6
30,660	(1)	Laboratory Corp. of America Holdings	3,874,197	0.9
37,050		Universal Health Services, Inc.	4,318,548	1.1
49,130		Zimmer Biomet Holdings, Inc.	5,095,764	1.2
			28,579,550	6.9

		Industrials: 7.6%
34,750		Acuity Brands, Inc.	3,994,512	0.9
65,240		Ametek, Inc.	4,416,748	1.1
31,740		Carlisle Cos., Inc.	3,190,505	0.8
63,870		Fortune Brands Home & Security, Inc.	2,426,421	0.6
21,430		Hubbell, Inc.	2,128,856	0.5
30,460		IDEX Corp.	3,845,880	0.9
27,870	(1),(2)	Middleby Corp.	2,863,085	0.7
47,120		MSC Industrial Direct Co.	3,624,470	0.9
34,671		Snap-On, Inc.	5,037,350	1.2
			31,527,827	7.6

		Information Technology: 7.9%
52,100		Amphenol Corp.	4,221,142	1.0
52,460		Analog Devices, Inc.	4,502,642	1.1
76,550	(1)	Arrow Electronics, Inc.	5,278,122	1.3
58,830		CDW Corp.	4,768,172	1.2
100,142	(1)	CommScope Holding Co., Inc.	1,641,327	0.4
32,906		Jack Henry & Associates, Inc.	4,163,267	1.0
62,349	(1)	Keysight Technologies, Inc.	3,870,626	0.9

See Accompanying Notes to Financial Statements

12

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

49,000	(1)	Synopsys, Inc.	4,127,760	1.0
			32,573,058	7.9

		Materials: 5.1%
155,460		Ball Corp.	7,148,051	1.7
16,930		Martin Marietta Materials, Inc.	2,909,759	0.7
9,820		Sherwin-Williams Co.	3,863,777	1.0
160,540		Silgan Holdings, Inc.	3,791,955	0.9
89,720		WestRock Co.	3,387,827	0.8
			21,101,369	5.1

		Real Estate: 12.3%
57,640		American Campus Communities, Inc.	2,385,720	0.6
112,850		American Homes 4 Rent	2,240,072	0.5
30,590		AvalonBay Communities, Inc.	5,324,189	1.3
41,730		Boston Properties, Inc.	4,696,712	1.1
201,440		Brixmor Property Group, Inc.	2,959,154	0.7
107,900	(1)	CBRE Group, Inc.	4,320,316	1.0
76,520	(1)	Cushman & Wakefield PLC	1,107,244	0.3
13,040		Essex Property Trust, Inc.	3,197,538	0.8
35,580		Federal Realty Investment Trust	4,199,863	1.0
47,373		JBG Smith Properties	1,649,054	0.4
170,620		Kimco Realty Corp.	2,499,583	0.6
160,902		Outfront Media, Inc.	2,915,544	0.7
113,830		Rayonier, Inc.	3,151,953	0.8
43,710		Regency Centers Corp.	2,564,903	0.6
68,226		Vornado Realty Trust	4,232,059	1.0
86,100		Weyerhaeuser Co.	1,882,146	0.5
28,630		WP Carey, Inc.	1,870,684	0.4
			51,196,734	12.3

		Utilities: 10.0%
178,710		CMS Energy Corp.	8,872,951	2.1
30,380		Edison International	1,724,673	0.4
74,470		Evergy, Inc.	4,227,662	1.0
87,380		National Fuel Gas Co.	4,472,108	1.1
48,150		Sempra Energy	5,209,349	1.3
122,970		WEC Energy Group, Inc.	8,516,902	2.1
171,150		Xcel Energy, Inc.	8,432,561	2.0
			41,456,206	10.0

	Total Common Stock
	(Cost $359,382,609)		408,604,626	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(3): 0.2%
759,037	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $759,161, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $774,346, due 11/15/23-05/15/58)
	(Cost $759,037)	759,037	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
3,862,532	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $3,862,532)	3,862,532	0.9

	Total Short-Term Investments
	(Cost $4,621,569)	4,621,569	1.1

	Total Investments in Securities (Cost $364,004,178)	$413,226,195	99.7
	Assets in Excess of Other Liabilities	1,177,993	0.3
	Net Assets	$414,404,188	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

13

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Brazil: 0.3%
193,680	(1),(2)	StoneCo Ltd.	3,571,459	0.3

		China: 2.1%
81,530	(2)	Baidu, Inc. ADR	12,930,658	1.0
700,566	(2)	JD.com, Inc. ADR	14,662,846	1.1
			27,593,504	2.1

		Denmark: 0.5%
157,815	(2)	FLSmidth & Co. A/S	7,118,218	0.5

		France: 6.4%
151,878		LVMH Moet Hennessy Louis Vuitton SE	44,466,265	3.3
62,870		Kering SA	29,452,642	2.2
374,800		Societe Generale	11,882,877	0.9
			85,801,784	6.4

		Germany: 6.4%
124,865		Allianz SE	25,092,307	1.9
155,875		Bayer AG	10,840,927	0.8
5,575		Puma SE	2,727,489	0.2
318,022		SAP SE	31,563,613	2.4
133,889		Siemens AG	14,942,242	1.1
			85,166,578	6.4

		India: 3.6%
10,971,266		DLF Ltd.	27,874,868	2.1
2,016,322		ICICI Bank Ltd. ADR	20,747,953	1.5
			48,622,821	3.6

		Italy: 0.3%
105,990	(2)	Brunello Cucinelli SpA	3,657,170	0.3

		Japan: 13.2%
391,600		Capcom Co., Ltd.	7,764,456	0.6
526,700		Dai-ichi Life Holdings, Inc.	8,179,460	0.6
82,000		Fanuc Ltd.	12,444,296	0.9
45,002		Keyence Corp.	22,746,075	1.7
612,000		Minebea Mitsumi, Inc.	8,825,048	0.7
197,900		Murata Manufacturing Co., Ltd.	26,666,990	2.0
261,800		Nidec Corp.	29,621,877	2.2
39,300		Nintendo Co., Ltd.	10,435,689	0.8
308,000		Omron Corp.	11,165,583	0.8
1,396,100	(2)	Renesas Electronics Corp.	6,340,987	0.5
294,600		Suzuki Motor Corp.	14,851,211	1.1
245,400		TDK Corp.	17,179,322	1.3
			176,220,994	13.2

		Netherlands: 3.3%
459,673		Airbus SE	43,825,189	3.3

		Spain: 1.9%
1,044,650		Banco Bilbao Vizcaya Argentaria SA	5,548,996	0.4
761,403		Industria de Diseno Textil SA	19,434,594	1.5
			24,983,590	1.9

		Sweden: 1.8%
877,626		Assa Abloy AB	15,715,473	1.2
371,150		Atlas Copco AB - A Shares	8,854,911	0.6
			24,570,384	1.8

		Switzerland: 2.3%
1,175,182		Credit Suisse Group AG	12,846,725	1.0
1,392,569		UBS Group AG	17,369,852	1.3
			30,216,577	2.3

		United Kingdom: 7.3%
2,760,672	(1),(2)	Circassia Pharmaceuticals Plc	1,689,001	0.1
9,176,974	(2)	Earthport PLC	3,286,848	0.3
355,290	(1),(2)	Farfetch Ltd.	6,292,186	0.5
1,564,800		International Consolidated Airlines Group SA	12,342,406	0.9
466,537		International Game Technology PLC	6,825,437	0.5
1,171,606		Prudential PLC	20,920,735	1.5
130,800		Shire PLC	7,610,937	0.6
452,494		TechnipFMC PLC	9,102,821	0.7
556,587		Unilever PLC	29,222,378	2.2
			97,292,749	7.3

		United States: 47.7%
108,140		3M Co.	20,604,996	1.5
268,860	(2)	Acadia Pharmaceuticals, Inc.	4,347,466	0.3
168,023	(2)	Adobe, Inc.	38,013,524	2.8
254,540		Agilent Technologies, Inc.	17,171,268	1.3
84,320	(2)	Alphabet, Inc. - Class A	88,111,027	6.6
6,516	(2)	Amazon.com, Inc.	9,786,837	0.7
79,370	(2)	AnaptysBio, Inc.	5,063,012	0.4
142,580		Anthem, Inc.	37,445,785	2.8
43,800	(2)	Biogen, Inc.	13,180,296	1.0
59,800	(1),(2)	Bluebird Bio, Inc.	5,932,160	0.4
126,960	(2)	Blueprint Medicines Corp.	6,844,414	0.5
101,040	(2)	Centene Corp.	11,649,912	0.9
512,180		Citigroup, Inc.	26,664,091	2.0
421,450		Colgate-Palmolive Co.	25,084,704	1.9
127,360		Equifax, Inc.	11,861,037	0.9
262,400	(2)	Facebook, Inc.- Class A	34,398,016	2.6
167,500		Gilead Sciences, Inc.	10,477,125	0.8
352,550	(2)	GlycoMimetics, Inc.	3,338,648	0.3
99,870		Goldman Sachs Group, Inc.	16,683,283	1.3
128,010	(2)	Incyte Corp., Ltd.	8,140,156	0.6
189,870		Intuit, Inc.	37,375,910	2.8
149,560	(2)	Ionis Pharmaceuticals, Inc.	8,085,214	0.6
68,190	(2)	Loxo Oncology, Inc.	9,551,373	0.7
329,270	(2)	MacroGenics, Inc.	4,181,729	0.3
578,610		Maxim Integrated Products	29,422,319	2.2
60,409	(1),(2)	Mirati Therapeutics, Inc.	2,562,550	0.2
651,500		Newell Brands, Inc.	12,111,385	0.9
324,012	(2)	PayPal Holdings, Inc.	27,246,169	2.0
208,330		S&P Global, Inc.	35,403,600	2.7
106,970	(2)	Sage Therapeutics, Inc.	10,246,656	0.8
187,890		Tiffany & Co.	15,127,024	1.1
104,240	(1),(2)	Uniqure B.V.	3,004,197	0.2

See Accompanying Notes to Financial Statements

14

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

174,310	United Parcel Service, Inc. - Class B	17,000,454	1.3
198,440	Walt Disney Co.	21,758,946	1.6
92,500	Zimmer Biomet Holdings, Inc.	9,594,100	0.7
		637,469,383	47.7

	Total Common Stock
	(Cost $878,609,921)	1,296,110,400	97.1

PREFERRED STOCK: 1.6%
	Germany: 1.6%
293,394	Bayerische Motoren Werke AG	20,922,461	1.6

	India: 0.0%
2,078,904	(2) Zee Entertainment Enterprises Ltd.	227,541	0.0

	Total Preferred Stock
	(Cost $11,606,122)	21,150,002	1.6

	Total Long-Term Investments
	(Cost $890,216,043)	1,317,260,402	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateral(3): 0.7%
431,040	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $431,110, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $439,733, due 01/08/19-09/09/49)	431,040	0.0
2,055,578	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,055,955, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,096,690, due 01/25/19-10/20/68)	2,055,578	0.2
2,055,578	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,055,922, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,096,690, due 01/25/19-02/01/49)	2,055,578	0.1
2,055,578	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,055,918, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,096,690, due 10/01/25-10/20/48)	2,055,578	0.2
2,055,578	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,055,958, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,096,722, due 07/15/20-02/15/47)	2,055,578	0.2
		8,653,352	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
16,144,593	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $16,144,593)	16,144,593	1.2

	Total Short-Term Investments
	(Cost $24,797,945)	24,797,945	1.9

	Total Investments in Securities (Cost $915,013,988)	$1,342,058,347	100.6
	Liabilities in Excess of Other Assets	(7,368,497)	(0.6)
	Net Assets	$1,334,689,850	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

15

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 79.8%
		Basic Materials: 7.4%
400,000	(1)	Century Aluminum Co., 7.500%, 06/01/2021	396,000	0.4
539,000		CF Industries, Inc., 3.450%, 06/01/2023	503,291	0.6
638,000		Chemours Co/The, 7.000%, 05/15/2025	645,975	0.7
425,000		Coeur Mining, Inc., 5.875%, 06/01/2024	375,594	0.4
130,000		Commercial Metals Co., 5.375%, 07/15/2027	116,675	0.1
475,000	(1)	Commercial Metals Co., 5.750%, 04/15/2026	441,750	0.5
225,000	(1)	First Quantum Minerals Ltd., 6.875%, 03/01/2026	181,406	0.2
250,000	(1)	GCP Applied Technologies, Inc., 5.500%, 04/15/2026	244,375	0.3
60,000		Hexion, Inc., 6.625%, 04/15/2020	48,000	0.1
247,000	(1)	Hudbay Minerals, Inc., 7.250%, 01/15/2023	245,148	0.3
175,000	(1)	Hudbay Minerals, Inc., 7.625%, 01/15/2025	171,938	0.2
314,000	(1)	Ingevity Corp., 4.500%, 02/01/2026	284,955	0.3
450,000	(1)	Joseph T Ryerson & Son, Inc., 11.000%, 05/15/2022	454,500	0.5
435,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.000%, 04/15/2025	402,375	0.4
125,000	(1)	NOVA Chemicals Corp., 4.875%, 06/01/2024	113,281	0.1
519,000	(1)	NOVA Chemicals Corp., 5.000%, 05/01/2025	469,046	0.5
130,000	(1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.750%, 04/30/2026	119,145	0.1
570,000	(1)	OCI NV, 6.625%, 04/15/2023	562,875	0.6
430,000		Olin Corp., 5.000%, 02/01/2030	378,400	0.4
470,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	442,975	0.5
204,000		United States Steel Corp., 6.250%, 03/15/2026	179,265	0.2
			6,776,969	7.4

		Communications: 12.2%
200,000	(1)	Altice Financing SA, 6.625%, 02/15/2023	192,500	0.2
200,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	189,000	0.2
210,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	193,725	0.2
505,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	486,694	0.5
310,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	304,575	0.3
280,000		CenturyLink, Inc., 6.450%, 06/15/2021	280,350	0.3
155,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	125,937	0.1
120,000	(1)	CommScope, Inc., 5.000%, 06/15/2021	119,250	0.1
200,000	(1)	CSC Holdings LLC, 5.375%, 07/15/2023	195,684	0.2
200,000	(1)	CSC Holdings LLC, 5.375%, 02/01/2028	184,436	0.2
400,000	(1)	CSC Holdings LLC, 5.500%, 04/15/2027	373,000	0.4
100,000	(1)	Frontier Communications Corp., 8.500%, 04/01/2026	87,750	0.1
555,000		Frontier Communications Corp., 8.750%, 04/15/2022	353,812	0.4
330,000		Frontier Communications Corp., 11.000%, 09/15/2025	207,058	0.2
66,000	(1)	Gray Escrow, Inc., 7.000%, 05/15/2027	64,510	0.1
250,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	231,125	0.3
249,000	(1)	Gray Television, Inc., 5.875%, 07/15/2026	232,765	0.3
415,000		Hughes Satellite Systems Corp., 5.250%, 08/01/2026	381,800	0.4
690,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	633,075	0.7
520,000	(1)	MDC Partners, Inc., 6.500%, 05/01/2024	475,800	0.5
526,000		Netflix, Inc., 4.375%, 11/15/2026	478,660	0.5
350,000		Quebecor Media, Inc., 5.750%, 01/15/2023	353,500	0.4
305,000	(1)	Sinclair Television Group, Inc., 5.875%, 03/15/2026	285,556	0.3
322,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	295,435	0.3
237,000	(1)	Sirius XM Radio, Inc., 5.375%, 07/15/2026	222,484	0.2
205,000		Sprint Corp., 7.625%, 02/15/2025	205,513	0.2
200,000		Sprint Corp., 7.125%, 06/15/2024	198,712	0.2
1,660,000		Sprint Corp., 7.250%, 09/15/2021	1,703,160	1.9
95,000	T-Mobile USA, Inc., 5.125%, 04/15/2025	92,625	0.1

See Accompanying Notes to Financial Statements

16

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

130,000		T-Mobile USA, Inc., 6.000%, 03/01/2023	130,966	0.2
250,000		T-Mobile USA, Inc., 6.000%, 04/15/2024	250,625	0.3
70,000		T-Mobile USA, Inc., 6.500%, 01/15/2024	72,113	0.1
450,000		T-Mobile USA, Inc., 6.500%, 01/15/2026	460,125	0.5
480,000	(1)	Videotron Ltd., 5.375%, 06/15/2024	477,000	0.5
335,000	(1)	Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/2025	299,825	0.3
317,000	(1)	Windstream Services LLC / Windstream Finance Corp., 8.750%, 12/15/2024	123,630	0.1
200,000	(1)	Windstream Services LLC / Windstream Finance Corp., 10.500%, 06/30/2024	153,000	0.2
375,000		Windstream Services LLC, 6.375%, 08/01/2023	152,813	0.2
			11,268,588	12.2

		Consumer, Cyclical: 10.3%
513,000		American Axle & Manufacturing, Inc., 6.250%, 03/15/2026	462,982	0.5
225,000		Beazer Homes USA, Inc., 5.875%, 10/15/2027	178,875	0.2
570,000		Beazer Homes USA, Inc., 6.750%, 03/15/2025	492,337	0.5
70,000		Beazer Homes USA, Inc., 8.750%, 03/15/2022	70,175	0.1
200,000	(1)	Cirsa Finance International Sarl, 7.875%, 12/20/2023	198,886	0.2
197,000		Eldorado Resorts, Inc., 6.000%, 04/01/2025	191,019	0.2
128,000	(1)	Eldorado Resorts, Inc., 6.000%, 09/15/2026	121,280	0.1
355,000	(1)	Enterprise Development Authority/The, 12.000%, 07/15/2024	324,825	0.3
360,000		Global Partners L.P. / GLP Finance Corp., 7.000%, 06/15/2023	343,350	0.4
148,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	139,860	0.1
279,000	(1)	Golden Nugget, Inc., 8.750%, 10/01/2025	269,235	0.3
203,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	187,014	0.2
165,000		Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/2024	164,587	0.2
205,000	(1)	International Game Technology PLC, 6.250%, 01/15/2027	197,184	0.2
100,000	(1)	JC Penney Corp., Inc., 5.875%, 07/01/2023	80,500	0.1
400,000		KB Home, 7.000%, 12/15/2021	408,500	0.4
245,000		KB Home, 7.500%, 09/15/2022	252,963	0.3
250,000		Lennar Corp., 4.500%, 06/15/2019	250,000	0.3
1,099,000		Lennar Corp., 4.750%, 11/15/2022	1,070,151	1.2
130,000		Lennar Corp., 5.375%, 10/01/2022	130,163	0.1
100,000		LKQ Corp., 4.750%, 05/15/2023	95,500	0.1
230,000		Meritage Homes Corp., 5.125%, 06/06/2027	196,075	0.2
240,000		Meritage Homes Corp., 6.000%, 06/01/2025	227,400	0.2
145,000		Meritage Homes Corp., 7.000%, 04/01/2022	149,169	0.2
245,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	178,238	0.2
200,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	179,000	0.2
595,000		Scientific Games International, Inc., 10.000%, 12/01/2022	604,663	0.7
250,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	265,550	0.3
365,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	348,575	0.4
150,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.875%, 04/15/2023	145,500	0.2
400,000		Tempur Sealy International, Inc., 5.500%, 06/15/2026	367,000	0.4
455,000		Titan International, Inc., 6.500%, 11/30/2023	409,500	0.4
433,000		TRI Pointe Group, Inc., 5.250%, 06/01/2027	342,611	0.4
357,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	333,795	0.4
150,000	(1)	VOC Escrow Ltd., 5.000%, 02/15/2028	139,125	0.1
			9,515,587	10.3

		Consumer, Non-cyclical: 12.0%
200,000	(1)	Ashtead Capital, Inc., 4.125%, 08/15/2025	184,000	0.2
200,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	187,250	0.2
1,859,000	(1)	Bausch Health Cos, Inc., 5.875%, 05/15/2023	1,726,546	1.9
95,000	(1)	Bausch Health Cos, Inc., 6.500%, 03/15/2022	95,863	0.1
125,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	126,563	0.1

See Accompanying Notes to Financial Statements

17

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

100,000	(1)	Bausch Health Cos, Inc., 8.500%, 01/31/2027	97,250	0.1
225,000		BioScrip, Inc., 8.875%, 02/15/2021	210,937	0.2
658,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	602,221	0.7
215,000	(1)	C&S Group Enterprises LLC, 5.375%, 07/15/2022	206,937	0.2
250,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	232,500	0.3
293,000	(1)	Carriage Services, Inc., 6.625%, 06/01/2026	288,605	0.3
590,000	(1)	Centene Corp., 5.375%, 06/01/2026	575,250	0.6
85,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	77,567	0.1
270,000	(1)	Endo Finance LLC, 5.750%, 01/15/2022	226,125	0.2
200,000	(1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/2025	144,500	0.2
171,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	156,465	0.2
738,000		HCA, Inc., 5.375%, 02/01/2025	721,395	0.8
416,000		Horizon Pharma USA, Inc., 6.625%, 05/01/2023	403,520	0.4
35,000	(1)	Horizon Pharma USA, Inc., 8.750%, 11/01/2024	35,700	0.0
400,000		Ingles Markets, Inc., 5.750%, 06/15/2023	397,000	0.4
469,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	459,034	0.5
345,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	334,219	0.4
208,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	189,280	0.2
259,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	239,251	0.3
755,000	(1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, 05/15/2023	780,481	0.8
80,000	(1)	Pyxus International, Inc., 8.500%, 04/15/2021	79,400	0.1
365,000	(1)	RegionalCare Hospital Partners Holdings, Inc., 8.250%, 05/01/2023	370,019	0.4
235,000	(1)	Team Health Holdings, Inc., 6.375%, 02/01/2025	192,994	0.2
60,000		United Rentals North America, Inc., 4.625%, 10/15/2025	53,700	0.1
60,000		United Rentals North America, Inc., 4.875%, 01/15/2028	52,800	0.1
470,000		United Rentals North America, Inc., 5.750%, 11/15/2024	454,138	0.5
120,000		United Rentals North America, Inc., 6.500%, 12/15/2026	118,500	0.1
231,000		Agiliti Health, Inc., 7.625%, 08/15/2020	229,556	0.2
388,000	(1)	Verscend Escrow Corp., 9.750%, 08/15/2026	366,175	0.4
496,000		WellCare Health Plans, Inc., 5.250%, 04/01/2025	479,260	0.5
			11,095,001	12.0

		Energy: 16.5%
150,000		Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	93,750	0.1
151,000	(1)	American Midstream Partners L.P. / American Midstream Finance Corp., 9.500%, 12/15/2021	142,695	0.2
200,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	203,834	0.2
212,000		Antero Resources Corp., 5.000%, 03/01/2025	192,920	0.2
525,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 04/01/2021	506,625	0.5
50,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 10/01/2022	47,250	0.1
355,000	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/2022	344,350	0.4
155,000	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	144,925	0.2
102,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	72,930	0.1
350,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%, 04/15/2021	293,125	0.3
175,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/2023	133,437	0.1
230,000	(1)	Chaparral Energy, Inc., 8.750%, 07/15/2023	165,600	0.2
518,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	490,960	0.5
100,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	99,750	0.1

See Accompanying Notes to Financial Statements

18

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

465,000	(1)	Cheniere Energy Partners L.P., 5.625%, 10/01/2026	435,937	0.5
95,000	(1)	Comstock Escrow Corp., 9.750%, 08/15/2026	80,750	0.1
249,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	215,385	0.2
90,000		DCP Midstream Operating L.P., 2.700%, 04/01/2019	89,494	0.1
102,000		DCP Midstream Operating L.P., 3.875%, 03/15/2023	95,880	0.1
120,000		DCP Midstream Operating L.P., 5.375%, 07/15/2025	117,600	0.1
325,000		DCP Midstream Operating L.P., 5.600%, 04/01/2044	282,750	0.3
285,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	277,875	0.3
200,000		Energy Transfer L.P., 4.250%, 03/15/2023	193,000	0.2
295,000		Energy Transfer L.P., 5.875%, 01/15/2024	301,897	0.3
60,000		EnLink Midstream Partners L.P., 5.050%, 04/01/2045	47,133	0.1
174,000		EnLink Midstream Partners L.P., 5.600%, 04/01/2044	143,532	0.2
150,000		Exterran Energy Solutions L.P. / EES Finance Corp., 8.125%, 05/01/2025	144,375	0.2
392,000		FTS International, Inc., 6.250%, 05/01/2022	350,840	0.4
210,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.250%, 05/15/2026	181,125	0.2
233,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.500%, 10/01/2025	206,205	0.2
100,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.750%, 08/01/2022	98,000	0.1
369,000	(1)	Great Western Petroleum LLC / Great Western Finance Corp., 9.000%, 09/30/2021	337,635	0.4
300,000		Gulfport Energy Corp., 6.000%, 10/15/2024	267,000	0.3
10,000		Gulfport Energy Corp., 6.625%, 05/01/2023	9,500	0.0
196,000		Halcon Resources Corp., 6.750%, 02/15/2025	144,060	0.2
350,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	340,375	0.4
230,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/2025	205,850	0.2
361,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	312,265	0.3
173,000	(1)	Jagged Peak Energy LLC, 5.875%, 05/01/2026	161,755	0.2
300,000	(1)	Marathon Petroleum Corp., 5.375%, 10/01/2022	302,703	0.3
100,000	(1)	MEG Energy Corp., 6.500%, 01/15/2025	101,875	0.1
220,000	(1)	MEG Energy Corp., 7.000%, 03/31/2024	211,200	0.2
250,000		Murphy Oil USA, Inc., 6.000%, 08/15/2023	252,187	0.3
490,000	(1)	Neptune Energy Bondco PLC, 6.625%, 05/15/2025	456,925	0.5
162,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	159,570	0.2
313,000		Oasis Petroleum, Inc., 6.875%, 03/15/2022	295,785	0.3
230,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.375%, 01/15/2025	212,750	0.2
200,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	182,750	0.2
210,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/2024	204,225	0.2
400,000		PBF Holding Co. LLC / PBF Finance Corp., 7.000%, 11/15/2023	384,000	0.4
400,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	395,000	0.4
200,000	(1)	Precision Drilling Corp., 7.125%, 01/15/2026	173,000	0.2
220,000		QEP Resources, Inc., 5.625%, 03/01/2026	183,425	0.2
337,000		Resolute Energy Corp., 8.500%, 05/01/2020	332,366	0.4
50,000		Sanchez Energy Corp., 6.125%, 01/15/2023	9,250	0.0
85,000		SESI LLC, 7.750%, 09/15/2024	68,000	0.1
517,000	(1)	Shelf Drilling Holdings Ltd., 8.250%, 02/15/2025	443,974	0.5
27,000		SM Energy Co., 6.125%, 11/15/2022	25,650	0.0
260,000		SM Energy Co., 6.750%, 09/15/2026	234,000	0.3
279,000	(1)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/2025	265,050	0.3

See Accompanying Notes to Financial Statements

19

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

100,000		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	93,788	0.1
335,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	311,131	0.3
215,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/2023	211,238	0.2
84,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.000%, 01/15/2028	76,230	0.1
300,000	(1)	TerraForm Power Operating LLC, 4.250%, 01/31/2023	281,250	0.3
420,000	(1)	Transocean, Inc., 7.250%, 11/01/2025	368,550	0.4
211,000	(1)	Trinidad Drilling Ltd, 6.625%, 02/15/2025	213,849	0.2
155,000	(1)	Weatherford International LLC, 9.875%, 03/01/2025	94,938	0.1
200,000		Whiting Petroleum Corp., 5.750%, 03/15/2021	191,000	0.2
125,000		Whiting Petroleum Corp., 6.625%, 01/15/2026	107,813	0.1
93,000		Williams Cos, Inc./The, 5.750%, 06/24/2044	93,887	0.1
200,000		WPX Energy, Inc., 5.250%, 09/15/2024	182,000	0.2
80,000		WPX Energy, Inc., 8.250%, 08/01/2023	84,000	0.1
			15,175,728	16.5

		Financial: 8.3%
500,000	(1)	Alliance Data Systems Corp., 5.875%, 11/01/2021	500,550	0.5
300,000	(1)	Avation Capital SA, 6.500%, 05/15/2021	300,000	0.3
500,000	(2)	Barclays PLC, 7.750%, 12/31/2199	482,210	0.5
235,000	(2)	Credit Suisse Group AG, 7.125%, 12/31/2199	232,356	0.3
190,000		CyrusOne L.P. / CyrusOne Finance Corp., 5.000%, 03/15/2024	186,675	0.2
40,000		CyrusOne L.P. / CyrusOne Finance Corp., 5.375%, 03/15/2027	38,900	0.0
195,000		Equinix, Inc., 5.375%, 04/01/2023	194,756	0.2
405,000	(1)	Freedom Mortgage Corp., 8.125%, 11/15/2024	349,312	0.4
515,000	(1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	442,900	0.5
260,000	(1)	Iron Mountain US Holdings, Inc., 5.375%, 06/01/2026	237,900	0.3
300,000		Iron Mountain, Inc., 5.750%, 08/15/2024	285,750	0.3
250,000	(1)	Kendall Re Ltd., 7.682%, (US0003M + 5.250%), 05/06/2024	247,062	0.3
250,000		Kennedy-Wilson, Inc., 5.875%, 04/01/2024	235,000	0.3
250,000	(1)	Kilimanjaro Re Ltd. (Cat Bond), 11.696%, (T-BILL 3MO + 9.250%), 12/06/2019	249,387	0.3
200,000	(2)	Lloyds Banking Group PLC, 7.500%, 12/31/2199	193,540	0.2
130,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	119,194	0.1
185,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	185,000	0.2
117,000	(1)	Nationstar Mortgage Holdings, Inc., 8.125%, 07/15/2023	114,368	0.1
834,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/2021	815,235	0.9
125,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 06/01/2022	122,734	0.1
195,000	(1)	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/2022	192,563	0.2
343,000	(1)	Provident Funding Associates L.P. / PFG Finance Corp., 6.375%, 06/15/2025	312,130	0.3
400,000	(2)	Royal Bank of Scotland Group PLC, 8.000%, 12/31/2199	400,000	0.4
200,000	(1),(2)	Societe Generale SA, 7.375%, 12/31/2199	195,250	0.2
250,000	(1)	Tailwind Re Ltd. 2017-1, 9.696%, (T-BILL 3MO + 7.250%), 01/08/2025	249,688	0.3
235,000	(2)	UBS Group Funding Switzerland AG, 7.125%, 12/31/2199	238,907	0.3
335,000	(1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.000%, 04/15/2023	304,012	0.3
250,000	(1)	Ursa Re Ltd 2017-2 D (Cat Bond), 5.250%, (T-BILL 3MO + 5.250%), 12/10/2020	247,613	0.3
			7,672,992	8.3

See Accompanying Notes to Financial Statements

20

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

			Industrial: 9.3%
	525,000	(1)	American Woodmark Corp., 4.875%, 03/15/2026	467,250	0.5
	250,000	(1)	Amsted Industries, Inc., 5.000%, 03/15/2022	244,375	0.3
	250,000	(1)	Amsted Industries, Inc., 5.375%, 09/15/2024	236,875	0.3
EUR	100,000	(3)	ARD Finance SA, 6.625% (PIK Rate 7.375%, Cash Rate 0.000%), 09/15/2023	109,803	0.1
	100,000	(3)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	90,250	0.1
	80,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	75,983	0.1
	510,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/2025	472,066	0.5
	90,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	90,112	0.1
	384,000		Ball Corp., 5.250%, 07/01/2025	384,000	0.4
EUR	160,000		Belden, Inc., 3.875%, 03/15/2028	167,411	0.2
	249,000	(1)	Builders FirstSource, Inc., 5.625%, 09/01/2024	231,881	0.3
	437,000	(1)	Cloud Crane LLC, 10.125%, 08/01/2024	450,110	0.5
	603,000		Covanta Holding Corp., 6.000%, 01/01/2027	542,700	0.6
	640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026	684,800	0.7
	110,000	(1)	DAE Funding LLC, 4.500%, 08/01/2022	105,875	0.1
	150,000		Engility Corp., 8.875%, 09/01/2024	160,687	0.2
	498,000	(1)	EnPro Industries, Inc., 5.750%, 10/15/2026	481,815	0.5
	400,000		Fly Leasing Ltd., 6.375%, 10/15/2021	400,000	0.4
	416,000	(1)	GFL Environmental, Inc., 5.375%, 03/01/2023	366,080	0.4
	215,000	(1)	Itron, Inc., 5.000%, 01/15/2026	197,263	0.2
	481,000	(1)	Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/2025	490,019	0.5
	265,000		MasTec, Inc., 4.875%, 03/15/2023	258,044	0.3
	400,000	(1)	Novelis Corp., 5.875%, 09/30/2026	355,000	0.4
	125,000		Park-Ohio Industries, Inc., 6.625%, 04/15/2027	119,375	0.1
	125,000	(1)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	111,250	0.1
	175,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	167,016	0.2
	96,911		Reynolds Group Issuer, Inc., 5.750%, 10/15/2020	96,790	0.1
	274,000	(1)	Standard Industries, Inc./NJ, 5.375%, 11/15/2024	258,245	0.3
	200,000	(1)	syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/01/2021	171,000	0.2
	418,000	(1)	Tervita Escrow Corp., 7.625%, 12/01/2021	400,235	0.4
	150,000	(1)	Waste Pro USA, Inc., 5.500%, 02/15/2026	138,750	0.2
				8,525,060	9.3

			Technology: 2.2%
	570,000	(1)	First Data Corp., 5.750%, 01/15/2024	558,794	0.6
	250,000		GCI, Inc., 6.750%, 06/01/2021	251,195	0.3
	200,000	(4),(5),(6)	Midway Games, Inc., 0.000%, 06/01/2021	–	–
	160,000	(1)	MSCI, Inc., 4.750%, 08/01/2026	152,000	0.2
	265,000		NCR Corp., 5.000%, 07/15/2022	251,087	0.3
	160,000		NCR Corp., 6.375%, 12/15/2023	155,474	0.2
	200,000	(1)	Open Text Corp., 5.875%, 06/01/2026	196,500	0.2
	298,000	(1)	Rackspace Hosting, Inc., 8.625%, 11/15/2024	233,185	0.2
	225,000		Western Digital Corp., 4.750%, 02/15/2026	196,031	0.2
				1,994,266	2.2

			Utilities: 1.6%
	200,000	(1)	Calpine Corp., 5.250%, 06/01/2026	183,250	0.2
	410,000		Calpine Corp., 5.750%, 01/15/2025	376,175	0.4
	303,000	(1)	Clearway Energy Operating LLC, 5.750%, 10/15/2025	290,501	0.3
	385,000		NRG Energy, Inc., 6.625%, 01/15/2027	389,331	0.5
	171,447	(1)	NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/2025	181,734	0.2
	8,000		Talen Energy Supply LLC, 4.600%, 12/15/2021	7,240	0.0
				1,428,231	1.6

		Total Corporate Bonds/Notes
		(Cost $78,264,234)		73,452,422	79.8

OTHER(7): –%
			Communications: –%
	365,000	(4),(5),(6)	Avaya, Inc. (Escrow), 0.000%, 04/01/2019	–	–

See Accompanying Notes to Financial Statements

21

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

1,445,000	(4),(6)	Millicom International Cellular S.A. (Escrow), 0.000%, 11/15/2026	–	–

	Total Other
	(Cost $–)		–	–

BANK LOANS: 4.3%
		Auto Parts & Equipment: 0.4%
126,750		American Axle & Manufacturing Holdings, Inc. - Term Loan A, 4.760%, (US0003M + 2.000%), 04/06/2024	120,698	0.1
312,985		Tower Automotive Holdings Term Loan B1, 5.188%, (US0003M + 2.750%), 03/07/2024	300,074	0.3
			420,772	0.4

		Building Materials: 0.2%
204,761		Builders FirstSource, Inc., 5.803%, (US0003M + 3.000%), 02/29/2024	192,885	0.2

		Cable & Satellite Television: 0.3%
269,328		Virgin Media Bristol LLC 2017 USD Term Loan, 4.955%, (US0003M + 2.500%), 01/15/2026	256,063	0.3

		Computers: 0.1%
74,583		DynCorp International, Inc. Term Loan B2 1L, 8.470%, (US0003M + 6.000%), 07/07/2020	74,210	0.1

		Cosmetics/Personal Care: 0.3%
385,003		Revlon Consumer Products Corp. TL B 1L, 8.000%, (US0003M + 3.500%), 09/07/2023	275,036	0.3

		Forest Products & Paper: 0.3%
260,363		Caraustar Industries, Inc. - TL 1L, 8.303%, (US0003M + 5.500%), 03/14/2022	259,305	0.3

		Healthcare - Services: 0.5%
460,199		RegionalCare Hospital Partners Holdings, Inc. - TL 1L, 7.129%, (US0003M + 4.500%), 11/16/2025	436,806	0.5

		Insurance: 0.4%
70,319		Alliant Holdings I, Inc. 2015 Term Loan B, 5.205%, (US0003M + 3.250%), 05/09/2025	66,853	0.1
301,966		Confie Seguros Holding II - TL B 1L, 7.457%, (US0003M + 4.750%), 04/19/2022	298,443	0.3
			365,296	0.4

		Lodging: 0.1%
56,457		Golden Nugget, Inc. - TL 1L, 5.277%, (US0003M + 3.250%), 10/04/2023	54,086	0.1

		Media: 0.3%
298,828		McGraw-Hill Global Education Holdings, LLC, 6.522%, (US0003M + 4.000%), 05/04/2022	271,560	0.3
56,437		Univision Communications Inc. Term Loan C5, 5.272%, (US0003M + 2.750%), 03/15/2024	51,301	0.0
			322,861	0.3

		Mining: 0.3%
298,500		Aleris International, Inc. TL 1L, 7.245%, (US0003M + 4.750%), 02/27/2023	296,448	0.3

		Oil & Gas: 0.6%
384,000		Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.272%, (US0003M + 6.750%), 10/29/2025	366,720	0.4
248,664		Gavilan Resources LLC - TL 2L, 8.504%, (US0003M + 6.000%), 03/01/2024	191,471	0.2
			558,191	0.6

		Retail: 0.2%
218,176		Camping World TL B 1L, 5.272%, (US0003M + 3.750%), 11/08/2023	197,858	0.2

		Retailers (Except Food & Drug): 0.2%
247,403		Neiman Marcus Group, Inc. - TL 1L, 5.630%, (US0003M + 3.250%), 10/25/2020	210,911	0.2

		Telecommunications: 0.1%
106,681		West Corp. - TL 1L, 6.527%, (US0003M + 4.000%), 10/10/2024	98,080	0.1

	Total Bank Loans
	(Cost $4,313,252)		4,018,808	4.3

CONVERTIBLE BONDS/NOTES: 5.1%
		Communications: 0.6%
319,000		DISH Network Corp., 2.375%, 03/15/2024	255,173	0.3
325,000	(1)	Palo Alto Networks, Inc., 0.750%, 07/01/2023	323,047	0.3
			578,220	0.6

		Consumer, Cyclical: 0.3%
310,000		KB Home, 1.375%, 02/01/2019	309,225	0.3

See Accompanying Notes to Financial Statements

22

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

		Consumer, Non-cyclical: 2.3%
432,000		Alder Biopharmaceuticals, Inc., 2.500%, 02/01/2025	345,680	0.4
205,000		Endologix, Inc., 3.250%, 11/01/2020	146,575	0.2
184,000		Innoviva, Inc., 2.125%, 01/15/2023	199,295	0.2
400,000		Insmed, Inc., 1.750%, 01/15/2025	286,399	0.3
115,000		Macquarie Infrastructure Corp., 2.000%, 10/01/2023	99,797	0.1
205,000		Medicines Co/The, 2.500%, 01/15/2022	176,903	0.2
140,000		Medicines Co/The, 2.750%, 07/15/2023	106,210	0.1
141,000	(1)	Medicines Co/The, 3.500%, 01/15/2024	139,976	0.2
581,000	(1)	Wright Medical Group, Inc., 1.625%, 06/15/2023	594,562	0.6
			2,095,397	2.3

		Energy: 0.3%
130,000		SEACOR Holdings, Inc., 3.000%, 11/15/2028	120,562	0.1
200,000		SM Energy Co., 1.500%, 07/01/2021	186,903	0.2
			307,465	0.3

		Industrial: 0.2%
182,000		Dycom Industries, Inc., 0.750%, 09/15/2021	169,893	0.2

		Technology: 1.4%
400,000	(1)	Akamai Technologies, Inc., 0.125%, 05/01/2025	367,820	0.4
175,000		Microchip Technology, Inc., 1.625%, 02/15/2027	171,485	0.2
175,000		ON Semiconductor Corp., 1.625%, 10/15/2023	188,357	0.2
246,000	(1)	Pure Storage, Inc., 0.125%, 04/15/2023	229,715	0.3
110,000		Synaptics, Inc., 0.500%, 06/15/2022	96,943	0.1
205,000		Synchronoss Technologies, Inc., 0.750%, 08/15/2019	198,198	0.2
			1,252,518	1.4

	Total Convertible Bonds/Notes
	(Cost $5,051,124)		4,712,718	5.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: 1.0%
		Consumer Discretionary: –%
1,476	(1),(4),(8)	Perseus Holding Corp.	–	–

		Energy: 0.0%
424,441	(4),(8)	Ascent Resources - Utica LLC	5,093	0.0

		Financials: 0.1%
1,883		Capital One Financial Corp.	142,336	0.1

		Health Care: 0.4%
794		Allergan PLC	106,126	0.1
15,129	(8)	BioScrip, Inc.	54,011	0.1
1,137		Cigna Corp.	215,939	0.2
			376,076	0.4

		Industrials: 0.2%
2,062	(8)	United Continental Holdings, Inc.	172,651	0.2

		Information Technology: 0.1%
3,559	(8)	NCR Corp.	82,142	0.1

		Materials: 0.1%
1,018		LyondellBasell Industries NV - Class A	84,657	0.1

		Real Estate: 0.1%
5,760	(8)	Uniti Group, Inc.	89,683	0.1

	Total Common Stock
	(Cost $802,842)		952,638	1.0

PREFERRED STOCK: 1.6%
		Consumer Discretionary: –%
775	(1),(4),(8)	Perseus Holding Corp.	–	–

		Financials: 1.6%
470		Bank of America Corp.	588,675	0.7
3,542	(2),(8),(9)	GMAC Capital Trust I	89,790	0.1
602		Wells Fargo & Co.	759,706	0.8
			1,438,171	1.6

		Health Care: 0.0%
44	(4),(8)	BioScrip, Inc.	4,896	0.0

	Total Preferred Stock
	(Cost $1,422,347)		1,443,067	1.6

WARRANTS: –%
		Energy: –%
659	(4),(8)	Midstates Petroleum Co., Inc.	–	–

		Health Care: –%
126	(4),(8)	BioScrip, Inc. - Class A	–	–
126	(4),(8)	BioScrip, Inc. - Class B	–	–
			–	–

		Industrials: –%
28	(4),(8)	Liberty Tire Recycling	–	–

	Total Warrants
	(Cost $–)		–	–

	Total Long-Term Investments
	(Cost $89,853,799)		84,579,653	91.8

See Accompanying Notes to Financial Statements

23

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 12.0%
	U.S. Treasury Bills: 12.0%
4,230,000	United States Treasury Bill, 2.160%, 01/02/2019	4,230,000	4.6
6,800,000	United States Treasury Bill, 2.300%, 01/29/2019	6,787,502	7.4
		11,017,502	12.0

	Total Short-Term Investments
	(Cost $11,017,525)	11,017,502	12.0

	Total Investments in Securities (Cost $100,871,324)	$95,597,155	103.8
	Liabilities in Excess of Other Assets	(3,513,427)	(3.8)
	Net Assets	$92,083,728	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(3)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Defaulted security
(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(7)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.
(8)	Non-income producing security.
(9)	Preferred Stock may be called prior to convertible date.

EUR	EU Euro

Reference Rate Abbreviations:
T-BILL 3MO	3-month U.S. Treasury Bill
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

24

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Communication Services: 1.9%
32,194		Altice USA, Inc.	531,845	0.0
18,100	(1)	Electronic Arts, Inc.	1,428,271	0.1
21,100	(1)	IAC/InterActiveCorp	3,862,144	0.4
38,400		Interpublic Group of Cos., Inc.	792,192	0.1
31,000	(1)	Live Nation Entertainment, Inc.	1,526,750	0.2
58,000		Match Group, Inc.	2,480,660	0.3
22,200		Omnicom Group	1,625,928	0.2
16,900	(1)	Take-Two Interactive Software, Inc.	1,739,686	0.2
65,600	(1)	Zayo Group Holdings, Inc.	1,498,304	0.2
26,800	(1)	Zillow Group, Inc. - Class A	842,324	0.1
236,500	(1)	Zynga, Inc. - Class A	929,445	0.1
			17,257,549	1.9

		Consumer Discretionary: 14.9%
60,700		Aramark	1,758,479	0.2
2,600	(1)	Autozone, Inc.	2,179,684	0.2
20,900	(1)	Bright Horizons Family Solutions, Inc.	2,329,305	0.3
48,500	(1)	Burlington Stores, Inc.	7,889,495	0.9
64,500	(1)	Carmax, Inc.	4,046,085	0.4
27,400		Choice Hotels International, Inc.	1,961,292	0.2
57,000	(1)	Ctrip.com International Ltd. ADR	1,542,420	0.2
99,300		Delphi Technologies PLC	6,113,901	0.7
82,200		Dollar General Corp.	8,884,176	1.0
65,600	(1)	Dollar Tree, Inc.	5,924,992	0.7
16,300		Domino's Pizza, Inc.	4,042,237	0.4
70,800		Dunkin' Brands Group, Inc.	4,539,696	0.5
98,900		Extended Stay America, Inc.	1,532,950	0.2
35,139	(1),(2)	Farfetch Ltd.	622,312	0.1
18,700	(2)	Ferrari NV	1,859,528	0.2
17,700	(1)	Five Below, Inc.	1,811,064	0.2
17,200	(1)	Grand Canyon Education, Inc.	1,653,608	0.2
8,400	(1)	GrubHub, Inc.	645,204	0.1
93,633		Hilton Worldwide Holdings, Inc.	6,722,849	0.8
21,400	(1)	Lululemon Athletica, Inc.	2,602,454	0.3
5,100		MercadoLibre, Inc.	1,493,535	0.2
109,700		MGM Resorts International	2,661,322	0.3
48,500	(1)	Michaels Cos, Inc.	656,690	0.1
21,300	(1)	Mohawk Industries, Inc.	2,491,248	0.3
52,800		Newell Brands, Inc.	981,552	0.1
49,800	(1)	Norwegian Cruise Line Holdings Ltd.	2,111,022	0.2
1,360	(1)	NVR, Inc.	3,314,306	0.4
15,200	(1)	O'Reilly Automotive, Inc.	5,233,816	0.6
25,900		Papa John's International, Inc.	1,031,079	0.1
14,100		PVH Corp.	1,310,595	0.1
51,100	(2)	Restaurant Brands International, Inc.	2,672,530	0.3
92,000		Ross Stores, Inc.	7,654,400	0.9
23,600		Royal Caribbean Cruises Ltd.	2,307,844	0.3
99,700		Service Corp. International	4,013,922	0.4
26,300	(1)	Sotheby's	1,045,162	0.1
125,200		Tapestry, Inc.	4,225,500	0.5
32,500		Tiffany & Co.	2,616,575	0.3
38,000		Toll Brothers, Inc.	1,251,340	0.1
21,600		Tractor Supply Co.	1,802,304	0.2
18,000	(1)	Ulta Beauty, Inc.	4,407,120	0.5
9,720	(1)	Wayfair, Inc.	875,578	0.1
23,600	(2)	Williams-Sonoma, Inc.	1,190,620	0.1
26,700		Wynn Resorts Ltd.	2,640,897	0.3
65,900		Yum China Holdings, Inc.	2,209,627	0.2
41,500		Yum! Brands, Inc.	3,814,680	0.4
			132,674,995	14.9

		Consumer Staples: 3.5%
69,975		Brown-Forman Corp. - Class B	3,329,411	0.4
15,000		Casey's General Stores, Inc.	1,922,100	0.2
70,800		Church & Dwight Co., Inc.	4,655,808	0.5
27,000		Clorox Co.	4,161,780	0.5
57,600		Conagra Brands, Inc.	1,230,336	0.1
39,700		Hershey Co.	4,255,046	0.5
35,400		Hormel Foods Corp.	1,510,872	0.2
58,000		Keurig Dr Pepper, Inc.	1,487,120	0.1
31,600		McCormick & Co., Inc.	4,399,984	0.5
10,700		Pricesmart, Inc.	632,370	0.1
32,900	(1)	Sprouts Farmers Market, Inc.	773,479	0.1
51,300		Tyson Foods, Inc.	2,739,420	0.3
			31,097,726	3.5

		Energy: 1.7%
132,300		Cabot Oil & Gas Corp.	2,956,905	0.3
110,437	(1),(2)	Centennial Resource Development, Inc./DE	1,217,016	0.1
7,500		Cimarex Energy Co.	462,375	0.1
18,352	(1)	Concho Resources, Inc./Midland TX	1,886,402	0.2
28,000	(1)	Continental Resources, Inc.	1,125,320	0.1
15,800		Diamondback Energy, Inc.	1,464,660	0.2
22,300		HollyFrontier Corp.	1,139,976	0.1
158,100	(1),(2)	Jagged Peak Energy, Inc.	1,441,872	0.2
36,000	(1)	Oceaneering International, Inc.	435,600	0.1
44	(1),(3),(4)	Venture Global LNG, Inc. - Series B	228,800	0.0
560	(1),(3),(4)	Venture Global LNG, Inc. - Series C	2,912,000	0.3
			15,270,926	1.7

		Financials: 7.6%
23,100		Assurant, Inc.	2,066,064	0.2
34,400		Axis Capital Holdings Ltd.	1,776,416	0.2

See Accompanying Notes to Financial Statements

25

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

44,600		BankUnited, Inc.	1,335,324	0.2
59,633		Cboe Global Markets, Inc.	5,833,896	0.7
41,900		Discover Financial Services	2,471,262	0.3
48,400		E*Trade Financial Corp.	2,123,792	0.2
9,100		Factset Research Systems, Inc.	1,821,183	0.2
57,200		Fifth Third Bancorp	1,345,916	0.2
73,200		First Republic Bank	6,361,080	0.7
112,400		Fidelity National Financial, Inc.	3,533,856	0.4
72,700		Lazard Ltd.	2,683,357	0.3
10,500		MarketAxess Holdings, Inc.	2,218,755	0.3
51,300		Moody's Corp.	7,184,052	0.8
22,100		MSCI, Inc. - Class A	3,258,203	0.4
26,400		Nasdaq, Inc.	2,153,448	0.2
14,000		Northern Trust Corp.	1,170,260	0.1
21,800		Pinnacle Financial Partners, Inc.	1,004,980	0.1
50,300		Progressive Corp.	3,034,599	0.3
15,600		Signature Bank	1,603,836	0.2
8,200		State Street Corp.	517,174	0.1
11,900	(1)	SVB Financial Group	2,260,048	0.3
62,200		TD Ameritrade Holding Corp.	3,045,312	0.3
59,730		Webster Financial Corp.	2,944,092	0.3
37,500		Willis Towers Watson PLC	5,694,750	0.6
			67,441,655	7.6

		Health Care: 13.3%
2,800	(1)	Abiomed, Inc.	910,112	0.1
57,199	(1),(2)	Acadia Healthcare Co., Inc.	1,470,586	0.2
61,900		Agilent Technologies, Inc.	4,175,774	0.5
12,800	(1),(2)	Agios Pharmaceuticals, Inc.	590,208	0.1
20,400	(1)	Alexion Pharmaceuticals, Inc.	1,986,144	0.2
24,700	(1)	Align Technology, Inc.	5,172,921	0.6
58,500	(1)	Alkermes PLC	1,726,335	0.2
34,500	(1)	Alnylam Pharmaceuticals, Inc.	2,515,395	0.3
63,700	(1)	BioMarin Pharmaceutical, Inc.	5,424,055	0.6
9,400	(1),(2)	Bluebird Bio, Inc.	932,480	0.1
8,400	(1)	Blueprint Medicines Corp.	452,844	0.0
57,700		Bruker Corp.	1,717,729	0.2
51,584	(1)	Catalent, Inc.	1,608,389	0.2
50,100	(1)	Centene Corp.	5,776,530	0.6
33,912	(1)	Cerner Corp.	1,778,345	0.2
28,000		Cooper Cos., Inc.	7,126,000	0.8
27,800	(1)	DaVita, Inc.	1,430,588	0.2
25,510	(1)	Elanco Animal Health, Inc.	804,330	0.1
42,500	(1)	Exact Sciences Corp.	2,681,750	0.3
79,000	(1)	Exelixis, Inc.	1,553,930	0.2
20,200	(1)	FibroGen, Inc.	934,856	0.1
7,300	(1)	GW Pharmaceuticals PLC ADR	710,947	0.1
34,800	(1)	Henry Schein, Inc.	2,732,496	0.3
113,700	(1)	Hologic, Inc.	4,673,070	0.5
7,875	(1)	ICU Medical, Inc.	1,808,336	0.2
26,500	(1)	Idexx Laboratories, Inc.	4,929,530	0.6
45,800	(1),(2)	Immunomedics, Inc.	653,566	0.1
60,200	(1)	Incyte Corp., Ltd.	3,828,118	0.4
20,200	(1)	IQVIA Holdings, Inc.	2,346,634	0.3
17,800	(1)	Jazz Pharmaceuticals PLC	2,206,488	0.2
5,500	(1)	Loxo Oncology, Inc.	770,385	0.1
3,252	(1),(2)	Madrigal Pharmaceuticals, Inc.	366,566	0.0
22,600	(1)	Medidata Solutions, Inc.	1,523,692	0.2
7,900	(1)	Mettler Toledo International, Inc.	4,468,082	0.5
26,200	(1)	Molina Healthcare, Inc.	3,044,964	0.3
25,700	(1)	Nektar Therapeutics	844,759	0.1
39,279	(1)	Neurocrine Biosciences, Inc.	2,804,914	0.3
20,300	(1)	Novocure Ltd.	679,644	0.1
11,600	(1)	Penumbra, Inc.	1,417,520	0.2
29,700		Perrigo Co. PLC	1,150,875	0.1
68,300	(1)	QIAGEN NV	2,352,935	0.3
16,942	(1)	Sage Therapeutics, Inc.	1,622,874	0.2
15,900	(1)	Sarepta Therapeutics, Inc.	1,735,167	0.2
41,527	(1)	Seattle Genetics, Inc.	2,352,920	0.3
14,500		Steris PLC	1,549,325	0.2
17,600		Teleflex, Inc.	4,549,248	0.5
11,100	(1)	Ultragenyx Pharmaceutical, Inc.	482,628	0.0
18,000		Universal Health Services, Inc.	2,098,080	0.2
41,400	(1)	Veeva Systems, Inc.	3,697,848	0.4
12,764	(1)	WellCare Health Plans, Inc.	3,013,453	0.3
17,500		West Pharmaceutical Services, Inc.	1,715,525	0.2
10,950		Zoetis, Inc.	936,663	0.1
			117,836,553	13.3

		Industrials: 18.5%
7,200		Acuity Brands, Inc.	827,640	0.1
140,700	(2)	ADT, Inc.	845,607	0.1
56,900		Alaska Air Group, Inc.	3,462,365	0.4
50,300		Allegion Public Ltd.	4,009,413	0.5
16,223		Altra Industrial Motion Corp.	408,017	0.0
87,000		American Airlines Group, Inc.	2,793,570	0.3
28,762		Ametek, Inc.	1,947,187	0.2
66,400		AO Smith Corp.	2,835,280	0.3
51,200		BWX Technologies, Inc.	1,957,376	0.2
22,600		CH Robinson Worldwide, Inc.	1,900,434	0.2
26,800		Cintas Corp.	4,502,132	0.5
13,800		Copa Holdings S.A.- Class A	1,086,198	0.1
70,100	(1)	Copart, Inc.	3,349,378	0.4
16,300	(1)	CoStar Group, Inc.	5,498,642	0.6
29,100		Donaldson Co., Inc.	1,262,649	0.1
42,087		Equifax, Inc.	3,919,562	0.4
25,200		Expeditors International Washington, Inc.	1,715,868	0.2
15,800		Fastenal Co.	826,182	0.1
29,300		Flowserve Corp.	1,113,986	0.1
56,039		Fortive Corp.	3,791,599	0.4
76,975		Fortune Brands Home & Security, Inc.	2,924,280	0.3
25,300	(1)	Generac Holdings, Inc.	1,257,410	0.1

See Accompanying Notes to Financial Statements

26

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

21,100	(1)	Genesee & Wyoming, Inc.	1,561,822	0.2
58,400		Graco, Inc.	2,444,040	0.3
48,800		Harris Corp.	6,570,920	0.7
125,600	(1)	HD Supply Holdings, Inc.	4,712,512	0.5
31,000		Hubbell, Inc.	3,079,540	0.4
14,000		Huntington Ingalls Industries, Inc.	2,664,340	0.3
21,400		IDEX Corp.	2,701,964	0.3
72,153	(1)	IHS Markit Ltd.	3,461,179	0.4
36,400		JB Hunt Transport Services, Inc.	3,386,656	0.4
31,600		Kansas City Southern	3,016,220	0.3
80,600		KAR Auction Services, Inc.	3,846,232	0.4
12,700	(1)	Kirby Corp.	855,472	0.1
21,700		L3 Technologies, Inc.	3,768,422	0.4
11,300		Landstar System, Inc.	1,081,071	0.1
10,400		Manpowergroup, Inc.	673,920	0.1
15,500	(1)	Middleby Corp.	1,592,315	0.2
126,400		Nielsen Holdings PLC	2,948,912	0.3
21,700		Nordson Corp.	2,589,895	0.3
18,000		Old Dominion Freight Line	2,222,820	0.3
28,300		Paccar, Inc.	1,617,062	0.2
44,100		Ritchie Bros Auctioneers, Inc.	1,442,952	0.2
30,700		Robert Half International, Inc.	1,756,040	0.2
22,400		Rockwell Automation, Inc.	3,370,752	0.4
84,261		Rollins, Inc.	3,041,822	0.3
12,700		Roper Technologies, Inc.	3,384,804	0.4
60,024		Schneider National, Inc.	1,120,648	0.1
71,100	(1)	Sensata Technologies Holding PLC	3,188,124	0.4
16,400		Snap-On, Inc.	2,382,756	0.3
16,600	(1)	Stericycle, Inc.	609,054	0.1
37,600		Textron, Inc.	1,729,224	0.2
40,700		Toro Co.	2,274,316	0.3
17,200	(1)	TransDigm Group, Inc.	5,849,032	0.7
80,300		TransUnion	4,561,040	0.5
41,741	(1)	United Continental Holdings, Inc.	3,494,974	0.4
16,000		Valmont Industries, Inc.	1,775,200	0.2
50,900	(1)	Verisk Analytics, Inc.	5,550,136	0.6
12,100	(1)	WABCO Holdings, Inc.	1,298,814	0.2
34,000	(2)	Wabtec Corp.	2,388,500	0.3
59,850		Waste Connections, Inc.	4,443,863	0.5
12,700		Watsco, Inc.	1,767,078	0.2
26,300		Xylem, Inc.	1,754,736	0.2
			164,213,954	18.5

		Information Technology: 29.3%
13,100	(1)	2U, Inc.	651,332	0.1
86,000		Amphenol Corp.	6,967,720	0.8
11,100	(1)	ANSYS, Inc.	1,586,634	0.2
83,979	(1)	Atlassian Corp. PLC	7,472,451	0.8
41,200	(1)	Autodesk, Inc.	5,298,732	0.6
105,970	(1)	Black Knight, Inc.	4,775,008	0.5
117,164		Booz Allen Hamilton Holding Corp.	5,280,581	0.6
77,900	(1)	Cadence Design Systems, Inc.	3,387,092	0.4
70,200		CDK Global, Inc.	3,361,176	0.4
64,200		CDW Corp.	5,203,410	0.6
12,817	(1)	Ceridian HCM Holding, Inc.	442,058	0.1
40,000		Cognex Corp.	1,546,800	0.2
22,020	(1)	Coherent, Inc.	2,327,734	0.3
79,700	(1)	CoreLogic, Inc.	2,663,574	0.3
116,500		Corning, Inc.	3,519,465	0.4
15,000	(1)	Coupa Software, Inc.	942,900	0.1
19,353	(1)	DocuSign, Inc.	775,668	0.1
51,726	(1)	Dropbox, Inc.	1,056,762	0.1
18,600	(1),(2)	Ellie Mae, Inc.	1,168,638	0.1
133,100		Entegris, Inc.	3,712,825	0.4
16,500	(1)	EPAM Systems, Inc.	1,914,165	0.2
21,900	(1)	Euronet Worldwide, Inc.	2,242,122	0.3
71,400		Fidelity National Information Services, Inc.	7,322,070	0.8
108,600	(1)	Fiserv, Inc.	7,981,014	0.9
34,400	(1)	FleetCor Technologies, Inc.	6,388,768	0.7
17,200		Flir Systems, Inc.	748,888	0.1
28,600	(1)	Fortinet, Inc.	2,014,298	0.2
47,600	(1)	Gartner, Inc.	6,085,184	0.7
53,100		Genpact Ltd.	1,433,169	0.2
64,300		Global Payments, Inc.	6,631,259	0.8
53,100	(1)	GoDaddy, Inc.	3,484,422	0.4
52,300	(1)	Guidewire Software, Inc.	4,196,029	0.5
11,000	(1)	IPG Photonics Corp.	1,246,190	0.1
87,650	(1)	Keysight Technologies, Inc.	5,441,312	0.6
60,100		KLA-Tencor Corp.	5,378,349	0.6
26,800		Lam Research Corp.	3,649,356	0.4
65,200		Leidos Holdings, Inc.	3,437,344	0.4
11,100		Littelfuse, Inc.	1,903,428	0.2
255,948		Marvell Technology Group Ltd.	4,143,798	0.5
142,600		Maxim Integrated Products	7,251,210	0.8
108,000	(2)	Microchip Technology, Inc.	7,767,360	0.9
24,000		Monolithic Power Systems, Inc.	2,790,000	0.3
36,700		Motorola Solutions, Inc.	4,221,968	0.5
18,300	(1)	Okta, Inc.	1,167,540	0.1
24,600	(1)	Palo Alto Networks, Inc.	4,633,410	0.5
32,100		Paychex, Inc.	2,091,315	0.2
9,800	(1)	Paycom Software, Inc.	1,200,010	0.1
74,631	(1)	Pivotal Software, Inc.	1,220,217	0.1
25,900	(1)	Proofpoint, Inc.	2,170,679	0.2
101,269	(1)	Pure Storage, Inc.	1,628,406	0.2
40,567	(1)	RealPage, Inc.	1,954,924	0.2
24,900	(1)	Red Hat, Inc.	4,373,436	0.5
127,900		Sabre Corp.	2,767,756	0.3
45,500	(1)	ServiceNow, Inc.	8,101,275	0.9
15,600	(1)	Shopify, Inc.	2,159,820	0.2
98,700		Skyworks Solutions, Inc.	6,614,874	0.8
48,700	(1)	Splunk, Inc.	5,106,195	0.6
116,235		SS&C Technologies Holdings, Inc.	5,243,361	0.6
34,597	(1)	StoneCo Ltd.	637,969	0.1
129,200		Symantec Corp.	2,441,234	0.3
44,900	(1)	Synopsys, Inc.	3,782,376	0.4
34,819	(1)	Tableau Software, Inc.	4,178,280	0.5
18,500	(1)	Twilio, Inc.	1,652,050	0.2
16,700	(1)	Tyler Technologies, Inc.	3,103,194	0.4
19,200	(1)	Ultimate Software Group, Inc.	4,701,504	0.5

See Accompanying Notes to Financial Statements

27

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

31,900	(1)	VeriSign, Inc.	4,730,451	0.5
20,999	(1)	WEX, Inc.	2,941,120	0.3
45,447	(1)	Workday, Inc.	7,256,977	0.8
94,300	(1)	Worldpay, Inc.	7,207,349	0.8
61,800		Xilinx, Inc.	5,263,506	0.6
32,400	(1)	Zendesk, Inc.	1,891,188	0.2
			260,032,679	29.3

		Materials: 4.4%
16,500		Air Products & Chemicals, Inc.	2,640,825	0.3
28,900		Avery Dennison Corp.	2,596,087	0.3
55,500	(1)	Axalta Coating Systems Ltd.	1,299,810	0.1
160,400		Ball Corp.	7,375,192	0.8
25,100		Celanese Corp.	2,258,247	0.3
42,800		CF Industries Holdings, Inc.	1,862,228	0.2
24,100		Eagle Materials, Inc.	1,470,823	0.2
44,900		International Paper Co.	1,812,164	0.2
26,100		PPG Industries, Inc.	2,668,203	0.3
58,300		RPM International, Inc.	3,426,874	0.4
67,300		Sealed Air Corp.	2,344,732	0.3
86,829		Valvoline, Inc.	1,680,141	0.2
58,200		Vulcan Materials Co.	5,750,160	0.6
76,600		Wheaton Precious Metals Corp.	1,495,998	0.2
			38,681,484	4.4

		Real Estate: 2.3%
33,195		American Campus Communities, Inc.	1,373,941	0.1
55,900		CubeSmart	1,603,771	0.2
4,115		Equinix, Inc.	1,450,784	0.2
10,300		Federal Realty Investment Trust	1,215,812	0.1
48,400		Iron Mountain, Inc.	1,568,644	0.2
14,000		Jones Lang LaSalle, Inc.	1,772,400	0.2
86,900		MGM Growth Properties LLC	2,295,029	0.3
37,650	(1)	SBA Communications Corp.	6,095,159	0.7
12,700		SL Green Realty Corp.	1,004,316	0.1
117,915		Vereit, Inc.	843,092	0.1
18,276	(1),(3),(4)	WeWork Companies, Inc. - Class A	946,880	0.1
			20,169,828	2.3

		Utilities: 0.9%
31,326		American Water Works Co., Inc.	2,843,461	0.3
36,300		Atmos Energy Corp.	3,365,736	0.4
59,900		NiSource, Inc.	1,518,465	0.2
			7,727,662	0.9

	Total Common Stock
	(Cost $712,618,308)		872,405,011	98.3

PREFERRED STOCK: 1.5%
		Communication Services: 0.5%
32,391	(1),(3),(4)	AirBNB, Inc. - Series D	3,437,657	0.4
3,719	(1),(3),(4)	AirBNB, Inc. - Series E	394,697	0.1
			3,832,354	0.5

		Information Technology: 0.4%
58,160	(1),(3),(4)	Slack Technologies, Inc., - Series H	692,412	0.1
353,970	(1),(3),(4)	Tanium, Inc. - Series G	3,077,274	0.3
			3,769,686	0.4

		Real Estate: 0.6%
44,396	(1),(3),(4)	WeWork Companies, Inc. - Series D-1	2,300,157	0.3
34,882	(1),(3),(4)	WeWork Companies, Inc. - Series D-2	1,807,236	0.2
24,709	(1),(3),(4)	WeWork Companies, Inc. - Series E	1,280,173	0.1
			5,387,566	0.6

	Total Preferred Stock
	(Cost $6,247,319)		12,989,606	1.5

	Total Long-Term Investments
	(Cost $718,865,627)		885,394,617	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateral(5): 1.9%
3,909,845	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $3,910,481, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $3,988,700, due 11/15/23-05/15/58)	3,909,845	0.4
3,909,845	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $3,910,563, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,988,042, due 01/25/19-10/20/68)	3,909,845	0.4
3,909,845	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $3,910,498, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $3,988,042, due 01/25/19-02/01/49)	3,909,845	0.5

See Accompanying Notes to Financial Statements

28

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

819,550	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $819,681, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $835,941, due 02/29/24-09/09/49)	819,550	0.1
3,909,845	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $3,910,492, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $3,988,042, due 10/01/25-10/20/48)	3,909,845	0.5
		16,458,930	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
823	(6) T. Rowe Price Government Reserve Fund, 2.400%
	(Cost $823)	823	0.0

	Total Short-Term Investments
	(Cost $16,459,753)	16,459,753	1.9

	Total Investments in Securities (Cost $735,325,380)	$901,854,370	101.7
	Liabilities in Excess of Other Assets	(14,850,481)	(1.7)
	Net Assets	$887,003,889	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $17,077,286 or 1.9% of net assets. Please refer to the table below for additional details.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

29

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Communication Services: 16.9%
155,300		Activision Blizzard, Inc.	7,232,321	0.4
50,550	(1)	Alphabet, Inc. - Class A	52,822,728	3.2
49,571	(1)	Alphabet, Inc. - Class C	51,336,223	3.1
179,161	(1)	Electronic Arts, Inc.	14,137,595	0.8
485,381	(1)	Facebook, Inc.- Class A	63,628,595	3.8
38,900	(1)	IAC/InterActiveCorp	7,120,256	0.4
90,373	(1)	Netflix, Inc.	24,189,237	1.5
950,900		Tencent Holdings Ltd.	38,112,405	2.3
3,251	(1),(2),(3)	Uber Technologies, Inc. - Class A	158,559	0.0
213,344		Walt Disney Co.	23,393,170	1.4
			282,131,089	16.9

		Consumer Discretionary: 21.4%
219,071	(1)	Alibaba Group Holding Ltd. ADR	30,028,062	1.8
95,451	(1)	Amazon.com, Inc.	143,364,538	8.6
19,248	(1)	Booking Holdings, Inc.	33,153,140	2.0
238,818		Delphi Technologies PLC	14,704,024	0.9
57,800		Dollar General Corp.	6,247,024	0.4
183,275	(1)	Dollar Tree, Inc.	16,553,398	1.0
325,715		Dollarama, Inc.	7,746,825	0.5
90,620	(4)	Ferrari NV	9,011,253	0.5
226,137		Las Vegas Sands Corp.	11,770,431	0.7
71,971		McDonald's Corp.	12,779,890	0.8
296,700		MGM Resorts International	7,197,942	0.4
256,398		Nike, Inc.	19,009,348	1.1
2,650	(1)	NVR, Inc.	6,458,024	0.4
75,942	(1)	Tesla, Inc.	25,273,498	1.5
143,781		Wynn Resorts Ltd.	14,221,379	0.8
			357,518,776	21.4

		Consumer Staples: 1.0%
246,385		Philip Morris International, Inc.	16,448,663	1.0

		Financials: 5.6%
1,134,411	(1),(2),(3)	Ant International Co., Limited Class C	6,364,046	0.4
488,600		Charles Schwab Corp.	20,291,558	1.2
102,885		Chubb Ltd.	13,290,684	0.8
159,229		Intercontinental Exchange, Inc.	11,994,721	0.7
73,817		JPMorgan Chase & Co.	7,206,015	0.4
249,300		Morgan Stanley	9,884,745	0.6
14,800		S&P Global, Inc.	2,515,112	0.2
445,580		TD Ameritrade Holding Corp.	21,815,597	1.3
			93,362,478	5.6

		Health Care: 15.7%
125,465	(1)	Alexion Pharmaceuticals, Inc.	12,215,272	0.7
92,987		Anthem, Inc.	24,421,176	1.5
144,061		Becton Dickinson & Co.	32,459,824	1.9
117,463	(1)	Centene Corp.	13,543,484	0.8
119,356		Cigna Corp.	22,668,092	1.4
41,100		Eli Lilly & Co.	4,756,092	0.3
34,749		HCA Healthcare, Inc.	4,324,513	0.3
22,100		Humana, Inc.	6,331,208	0.4
54,681	(1)	Intuitive Surgical, Inc.	26,187,825	1.6
199,044		Stryker Corp.	31,200,147	1.9
189,566		UnitedHealth Group, Inc.	47,224,682	2.8
155,665	(1)	Vertex Pharmaceuticals, Inc.	25,795,247	1.5
45,963	(1)	WellCare Health Plans, Inc.	10,851,405	0.6
			261,978,967	15.7

		Industrials: 8.6%
182,073		Boeing Co.	58,718,542	3.5
125,820		Equifax, Inc.	11,717,617	0.7
234,775		Fortive Corp.	15,884,876	0.9
57,400		Honeywell International, Inc.	7,583,688	0.5
57,000		Northrop Grumman Corp.	13,959,300	0.8
62,254		Roper Technologies, Inc.	16,591,936	1.0
246,270		TransUnion	13,988,136	0.8
88,738	(4)	Wabtec Corp.	6,233,845	0.4
			144,677,940	8.6

		Information Technology: 26.2%
77,732		Apple, Inc.	12,261,446	0.7
75,877		ASML Holding NV-NY REG	11,807,979	0.7
135,846		Fidelity National Information Services, Inc.	13,931,007	0.8
175,856	(1)	Fiserv, Inc.	12,923,657	0.8
113,538		Intuit, Inc.	22,349,955	1.3
246,562		Mastercard, Inc. - Class A	46,513,921	2.8
865,606		Microsoft Corp.	87,919,601	5.3
108,200		Nvidia Corp.	14,444,700	0.9
205,159	(1)	PayPal Holdings, Inc.	17,251,820	1.0
128,784	(1)	Red Hat, Inc.	22,619,622	1.3
165,174	(1)	Salesforce.com, Inc.	22,623,883	1.4
56,678	(1)	ServiceNow, Inc.	10,091,518	0.6
95,900	(1)	Splunk, Inc.	10,055,115	0.6
1,118,784		Symantec Corp.	21,139,424	1.3
437,634		Visa, Inc. - Class A	57,741,430	3.5
107,367		VMware, Inc.	14,723,237	0.9
107,740	(1)	Workday, Inc.	17,203,923	1.0
287,137	(1)	Worldpay, Inc.	21,945,881	1.3
			437,548,119	26.2

		Materials: 0.7%
221,300		DowDuPont, Inc.	11,835,124	0.7

		Real Estate: 0.5%
76,318		Crown Castle International Corp.	8,290,424	0.5
1,800	(1),(2),(3)	WeWork Companies, Inc. - Class A	93,258	0.0
			8,383,682	0.5

		Utilities: 1.5%
28,222		American Water Works Co., Inc.	2,561,711	0.2
43,200		NextEra Energy, Inc.	7,509,024	0.4

See Accompanying Notes to Financial Statements

30

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

133,478		Sempra Energy	14,440,985	0.9
			24,511,720	1.5

	Total Common Stock
	(Cost $1,387,081,871)		1,638,396,558	98.1

PREFERRED STOCK: 1.3%
		Communication Services: 0.9%
59,241	(1),(2),(3)	AirBNB, Inc. - Series D	6,287,247	0.4
16,058	(1),(2),(3)	AirBNB, Inc. - Series E	1,704,235	0.1
464	(1),(2),(3)	Uber Technologies, Inc. - Series A	22,630	0.0
1,243	(1),(2),(3)	Uber Technologies, Inc. - Series B	60,624	0.0
329	(1),(2),(3)	Uber Technologies, Inc. - Series C-1	16,046	0.0
266	(1),(2),(3)	Uber Technologies, Inc. - Series C-2	12,973	0.0
3	(1),(2),(3)	Uber Technologies, Inc. - Series C-3	146	0.0
296	(1),(2),(3)	Uber Technologies, Inc. - Series D	14,437	0.0
142	(1),(2),(3)	Uber Technologies, Inc. - Series E	6,926	0.0
73,385	(1),(2),(3)	Uber Technologies, Inc. - Series G	3,579,150	0.2
713	(1),(2),(3)	Uber Technologies, Inc. - Series G-1	34,775	0.0
1,187	(1),(2),(3)	Uber Technologies, Inc. - Series Seed	57,893	0.0
68,026	(1),(2),(3)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	3,190,419	0.2
			14,987,501	0.9

		Information Technology: 0.3%
93,459	(1),(2),(3)	Magic Leap, Inc. - Series C	2,523,393	0.2
61,969	(1),(2),(3)	Magic Leap, Inc. - Series D	1,673,163	0.1
			4,196,556	0.3

		Real Estate: 0.1%
45,554	(1),(2),(3)	WeWork Companies, Inc. - Series E	2,360,153	0.1

	Total Preferred Stock
	(Cost $14,840,031)		21,544,210	1.3

Principal Amount†		Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: 0.2%
	Consumer, Cyclical: 0.2%
2,259,785	Caesars Entertainment Corp., 5.000%, 10/01/2024	2,810,644	0.2

	Total Convertible Bonds/Notes
	(Cost $4,204,151)	2,810,644	0.2

	Total Long-Term Investments
	(Cost $1,406,126,053)	1,662,751,412	99.6

SHORT-TERM INVESTMENTS: 0.5%
	Securities Lending Collateral(5): 0.5%
438,848	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.95%, due 01/02/19 (Repurchase Amount $438,919, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $447,698, due 01/08/19-09/09/49)	438,848	0.1
2,091,026	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $2,091,410, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,132,847, due 01/25/19-10/20/68)	2,091,026	0.1
2,091,026	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $2,091,375, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,132,846, due 01/25/19-02/01/49)	2,091,026	0.1
2,091,026	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $2,091,372, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $2,132,847, due 10/01/25-10/20/48)	2,091,026	0.1

See Accompanying Notes to Financial Statements

31

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

2,091,026	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $2,091,412, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,132,880, due 07/15/20-02/15/47)	2,091,026	0.1
		8,802,952	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
5,723	(6) T. Rowe Price Government Reserve Fund, 2.400%
	(Cost $5,723)	5,723	0.0

	Total Short-Term Investments
	(Cost $8,808,675)	8,808,675	0.5

	Total Investments in Securities (Cost $1,414,934,728)	$1,671,560,087	100.1
	Liabilities in Excess of Other Assets	(1,167,107)	(0.1)
	Net Assets	$1,670,392,980	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $28,160,073 or 1.7% of net assets. Please refer to the table below for additional details.
(4)	Security, or a portion of the security, is on loan.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

32

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Canada: 1.8%
509,310		Alamos Gold, Inc.	1,833,516	0.4
332,200		Husky Energy, Inc.	3,433,447	0.7
167,500		Wheaton Precious Metals Corp.	3,269,759	0.7
			8,536,722	1.8

		China: 7.1%
26,610	(1)	Baidu, Inc. ADR	4,220,346	0.9
2,585,000		China Life Insurance Co., Ltd. - H Shares	5,466,614	1.1
729,000		China Mobile Ltd.	7,054,239	1.5
21,246,000		China Telecom Corp., Ltd. - H Shares	10,885,747	2.3
12,000		NetEase, Inc. ADR	2,824,440	0.6
750,800		Sinopharm Group Co. - H Shares	3,161,060	0.7
			33,612,446	7.1

		Denmark: 1.7%
106,420		Vestas Wind Systems A/S	8,055,851	1.7

		France: 10.9%
294,784		AXA S.A.	6,362,007	1.3
217,559		BNP Paribas	9,825,137	2.1
134,859		Cie de Saint-Gobain	4,476,851	0.9
47,171		Cie Generale des Etablissements Michelin SCA	4,642,904	1.0
189,809		Credit Agricole SA	2,042,808	0.4
120,056		Sanofi	10,414,858	2.2
132,509		Total SA	6,989,210	1.5
349,060		Veolia Environnement	7,148,480	1.5
			51,902,255	10.9

		Germany: 10.0%
94,795		Bayer AG	6,592,883	1.4
772,365		E.ON AG	7,624,274	1.6
336,555		Infineon Technologies AG	6,738,400	1.4
96,477		LANXESS AG	4,435,674	1.0
83,268		Merck KGaA	8,570,999	1.8
69,071		Siemens AG	7,708,442	1.6
1,458,054		Telefonica Deutschland Holding AG	5,738,791	1.2
			47,409,463	10.0

		Hong Kong: 3.6%
731,300		AIA Group Ltd.	6,074,773	1.3
583,140		CK Asset Holdings Ltd.	4,266,591	0.9
228,400		CK Hutchison Holdings Ltd. ADR	2,165,232	0.4
485,640		CK Hutchison Holdings Ltd.	4,661,275	1.0
			17,167,871	3.6

		India: 2.5%
413,798		Housing Development Finance Corp.	11,658,465	2.5

		Ireland: 1.1%
917,465		Bank of Ireland Group PLC	5,102,693	1.1

		Israel: 1.5%
469,658		Teva Pharmaceutical Industries Ltd. ADR	7,242,126	1.5

		Italy: 2.4%
521,458		ENI S.p.A.	8,237,588	1.7
272,721		UniCredit SpA	3,089,087	0.7
			11,326,675	2.4

		Japan: 11.6%
573,700		Astellas Pharma, Inc.	7,329,953	1.6
72,400		IHI Corp.	1,994,016	0.4
277,700		Mitsui Fudosan Co., Ltd.	6,168,247	1.3
97,400		Omron Corp.	3,530,934	0.7
560,600		Panasonic Corp.	5,036,107	1.1
17,100		Ryohin Keikaku Co., Ltd.	4,151,584	0.9
146,800		Seven & I Holdings Co., Ltd.	6,379,210	1.3
30,600		SoftBank Group Corp.	2,004,275	0.4
71,800		Sumitomo Metal Mining Co., Ltd.	1,922,766	0.4
104,800		Sumitomo Mitsui Financial Group, Inc.	3,454,739	0.7
202,900		Sumitomo Rubber Industries, Inc.	2,388,718	0.5
240,400		Suntory Beverage & Food Ltd.	10,854,686	2.3
			55,215,235	11.6

		Luxembourg: 1.6%
392,554		SES S.A. - Luxembourg	7,515,892	1.6

		Netherlands: 6.1%
35,522		Akzo Nobel NV	2,860,733	0.6
60,400		NXP Semiconductor NV - NXPI - US	4,426,112	1.0
145,314	(1)	QIAGEN NV	4,965,494	1.0
424,584		Royal Dutch Shell PLC - Class B	12,693,997	2.7
257,196		SBM Offshore NV	3,800,191	0.8
			28,746,527	6.1

		Norway: 1.0%
126,013		Yara International ASA	4,857,720	1.0

		Singapore: 1.5%
3,347,000		Singapore Telecommunications Ltd.	7,203,529	1.5

		South Korea: 5.0%
132,540		Hana Financial Group, Inc.	4,310,576	0.9
139,280	(1),(2)	KB Financial Group, Inc. ADR	5,846,974	1.2
15,480		Samsung Electronics Co., Ltd. GDR	13,413,825	2.9
			23,571,375	5.0

		Sweden: 0.6%
322,994		Getinge AB	2,920,718	0.6

See Accompanying Notes to Financial Statements

33

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

		Switzerland: 6.3%
40,890	(2)	Landis+Gyr Group AG	2,302,774	0.5
91,997		Novartis AG	7,879,016	1.6
43,811		Roche Holding AG	10,876,469	2.3
723,297		UBS Group AG	9,021,860	1.9
			30,080,119	6.3

		Taiwan: 1.3%
885,251		Taiwan Semiconductor Manufacturing Co., Ltd.	6,428,014	1.3

		Thailand: 1.5%
1,110,400		Bangkok Bank PCL - Foreign Reg	7,067,730	1.5

		United Kingdom: 16.8%
508,214		BAE Systems PLC	2,972,471	0.6
2,106,820		BP PLC	13,318,657	2.8
2,859,581	(1)	Cobham PLC	3,565,350	0.8
217,734		CRH PLC - London	5,763,831	1.2
927,600		HSBC Holdings PLC (HKD)	7,653,995	1.6
164,170		Johnson Matthey PLC	5,861,797	1.3
1,619,746		Kingfisher PLC	4,258,784	0.9
254,346		Shire PLC	14,799,782	3.1
1,534,087		Standard Chartered PLC	11,922,411	2.5
175,214		Travis Perkins PLC	2,388,724	0.5
3,653,591		Vodafone Group PLC	7,103,640	1.5
			79,609,442	16.8

	Total Common Stock
	(Cost $435,815,266)		455,230,868	95.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	U.S. Government Agency Obligations: 2.4%
11,600,000	Federal Home Loan Bank Discount Notes, 2.150%, 01/02/2019
	(Cost $11,599,307)	11,600,000	2.4

	Securities Lending Collateral(3): 0.9%
1,064,597	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $1,064,792, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,085,889, due 01/25/19-10/20/68)	1,064,597	0.2
1,064,597	Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05%, due 01/02/19 (Repurchase Amount $1,064,775, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,085,889, due 01/25/19-02/01/49)	1,064,597	0.2
223,630	Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $223,666, collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $228,103, due 02/29/24-09/09/49)	223,630	0.1
1,064,597	Nomura Securities, Repurchase Agreement dated 12/31/18, 3.00%, due 01/02/19 (Repurchase Amount $1,064,772, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,085,889, due 01/03/19-11/20/68)	1,064,597	0.2
1,064,597	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $1,064,773, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,085,889, due 10/01/25-10/20/48)	1,064,597	0.2
		4,482,018	0.9

See Accompanying Notes to Financial Statements

34

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
1,733,077	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $1,733,077)	1,733,077	0.4

	Total Short-Term Investments
	(Cost $17,814,402)	17,815,095	3.7

	Total Investments in Securities (Cost $453,629,668)	$473,045,963	99.6
	Assets in Excess of Other Liabilities	1,789,419	0.4
	Net Assets	$474,835,382	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

35

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 23.0%
			Brazil: 0.5%
	900,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,011,150	0.5

			Canada: 0.6%
	215,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	198,338	0.1
	191,000		Cenovus Energy, Inc., 4.250%, 04/15/2027	174,356	0.1
	300,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	274,476	0.1
	324,000		Goldcorp, Inc., 3.700%, 03/15/2023	322,111	0.2
	205,000		Teck Resources Ltd., 6.000%, 08/15/2040	191,675	0.1
				1,160,956	0.6

			China: 0.3%
	601,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	588,312	0.3

			France: 0.5%
	572,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	555,060	0.3
	287,000	(1)	BPCE SA, 5.150%, 07/21/2024	288,513	0.1
	226,000	(1)	Electricite de France SA, 2.350%, 10/13/2020	222,782	0.1
				1,066,355	0.5

			Guernsey: 0.3%
	716,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	708,395	0.3

			Ireland: 0.3%
	282,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	237,916	0.1
	370,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	335,558	0.2
				573,474	0.3

			Israel: 0.1%
	225,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	193,969	0.1

			Italy: 0.1%
	180,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	179,663	0.1

			Japan: 0.8%
	200,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	193,722	0.1
	790,000	(1)	MUFG Bank Ltd, 2.300%, 03/05/2020	782,548	0.4
	639,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	633,538	0.3
				1,609,808	0.8

			Luxembourg: 0.1%
	185,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	178,294	0.1

			Mexico: 0.0%
MXN	1,007,437	(2),(3)	Banco Invex SA / Hipotecaria Credito y Casa SA de CV, 6.450%, 03/13/2034	–	–
MXN	73,299	(2)	JPMorgan Hipotecaria su Casita, 6.100%, 09/25/2035	3,720	0.0
				3,720	0.0

			Netherlands: 0.9%
	170,000		ArcelorMittal, 7.000%, 10/15/2039	179,629	0.1
	269,000		Cooperatieve Rabobank UA, 4.500%, 01/11/2021	275,402	0.2
	690,000		Shell International Finance BV, 3.250%, 05/11/2025	681,251	0.3
	361,000		Shell International Finance BV, 4.000%, 05/10/2046	349,966	0.2
	300,000	(1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	273,757	0.1
				1,760,005	0.9

See Accompanying Notes to Financial Statements

36

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

			Norway: 0.2%
	380,000		Equinor ASA, 2.450%, 01/17/2023	369,406	0.2

			South Africa: 0.0%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/2023	72,549	0.0

			Sweden: 0.1%
	298,000	(1),(4)	Nordea Bank ABP, 5.500%, 12/31/2199	291,295	0.1

			Switzerland: 0.3%
	400,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	418,254	0.2
	250,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	266,875	0.1
				685,129	0.3

			United Kingdom: 1.1%
	283,000		Aon PLC, 2.800%, 03/15/2021	280,057	0.1
	200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	186,154	0.1
	1,002,000		Santander UK PLC, 2.375%, 03/16/2020	991,105	0.5
	602,000	(1)	Standard Chartered PLC, 4.300%, 02/19/2027	566,176	0.3
	230,000	(1)	Standard Chartered PLC, 5.300%, 01/09/2043	218,320	0.1
				2,241,812	1.1

			United States: 16.8%
	300,000		21st Century Fox America, Inc., 5.400%, 10/01/2043	347,910	0.2
	150,000		AbbVie, Inc., 3.600%, 05/14/2025	144,143	0.1
	321,000		AbbVie, Inc., 4.300%, 05/14/2036	287,531	0.1
	205,000		AECOM, 5.125%, 03/15/2027	176,300	0.1
	53,000		Aetna, Inc., 2.800%, 06/15/2023	50,452	0.0
	459,000		American International Group, Inc., 4.500%, 07/16/2044	411,326	0.2
	210,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	180,600	0.1
	210,000		AMC Networks, Inc., 4.750%, 08/01/2025	191,100	0.1
	71,480		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	73,731	0.0
	300,000		Amgen, Inc., 3.200%, 11/02/2027	282,526	0.1
	70,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	71,342	0.0
	150,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 3.650%, 02/01/2026	141,917	0.1
	170,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	158,199	0.1
	211,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	207,497	0.1
	130,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	124,661	0.1
	301,000		AT&T, Inc., 4.300%, 02/15/2030	285,251	0.1
	299,000		AT&T, Inc., 5.150%, 03/15/2042	280,541	0.1
	430,000		AT&T, Inc., 5.450%, 03/01/2047	421,999	0.2
	368,000		Bank of America Corp., 3.300%, 01/11/2023	362,611	0.2
	616,000	(4)	Bank of America Corp., 3.419%, 12/20/2028	576,433	0.3
	458,000		Bank of America Corp., 4.100%, 07/24/2023	464,472	0.2
	412,000		Bank of New York Mellon Corp., 2.050%, 05/03/2021	402,243	0.2
	530,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	522,669	0.3
	220,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	201,351	0.1
	215,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	185,437	0.1
	215,000	(1)	Calpine Corp., 5.250%, 06/01/2026	196,994	0.1
	395,000		CBRE Services, Inc., 5.250%, 03/15/2025	412,168	0.2
	216,000		CBS Corp., 3.700%, 08/15/2024	210,149	0.1
	60,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	56,034	0.0
	563,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	568,825	0.3
	205,000		Chemours Co/The, 5.375%, 05/15/2027	185,525	0.1
	265,000		Citigroup, Inc., 4.125%, 07/25/2028	249,128	0.1
	579,000		Citigroup, Inc., 4.000%, 08/05/2024	572,693	0.3
	469,000		Citigroup, Inc., 5.500%, 09/13/2025	493,067	0.2
	758,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/2019	752,807	0.4
	278,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	265,512	0.1
	165,000		Comcast Corp., 2.350%, 01/15/2027	147,831	0.1
	310,000		Comcast Corp., 4.150%, 10/15/2028	315,347	0.2
	200,000		Comcast Corp., 4.250%, 01/15/2033	199,111	0.1
	200,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	162,500	0.1
	330,000		Continental Resources, Inc./OK, 4.375%, 01/15/2028	311,198	0.2

See Accompanying Notes to Financial Statements

37

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

210,000		CSC Holdings LLC, 5.250%, 06/01/2024	192,937	0.1
1,184,000		CVS Health Corp., 2.800%, 07/20/2020	1,173,565	0.6
510,000		CVS Health Corp., 4.300%, 03/25/2028	500,326	0.2
177,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	176,920	0.1
480,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	488,902	0.2
313,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	315,012	0.2
442,000		Discover Bank, 7.000%, 04/15/2020	460,242	0.2
240,000		DISH DBS Corp., 5.875%, 11/15/2024	194,100	0.1
45,000		Eastman Chemical Co., 2.700%, 01/15/2020	44,675	0.0
1,026,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,039,543	0.5
280,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	280,392	0.1
558,000		Entergy Corp., 5.125%, 09/15/2020	569,614	0.3
210,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	195,825	0.1
202,000		FedEx Corp., 4.050%, 02/15/2048	170,114	0.1
318,000		Fifth Third Bancorp, 8.250%, 03/01/2038	423,123	0.2
200,000	(1)	First Data Corp., 5.750%, 01/15/2024	196,068	0.1
532,000		FirstEnergy Corp., 4.250%, 03/15/2023	540,970	0.3
569,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	551,592	0.3
225,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	172,406	0.1
205,000		General Electric Co., 6.750%, 03/15/2032	214,281	0.1
224,000		General Motors Financial Co., Inc., 4.300%, 07/13/2025	212,594	0.1
240,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	233,870	0.1
942,000	(4)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	915,205	0.4
105,000		HCA, Inc., 5.500%, 06/15/2047	99,750	0.0
105,000		HCA, Inc., 5.875%, 02/15/2026	104,738	0.1
100,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	97,250	0.0
210,000	(1)	Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	202,125	0.1
190,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	182,163	0.1
90,000		Johnson & Johnson, 2.900%, 01/15/2028	86,415	0.0
150,000		Johnson & Johnson, 3.400%, 01/15/2038	140,077	0.1
50,000		Johnson & Johnson, 4.375%, 12/05/2033	53,565	0.0
175,000	(1),(5)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	113,750	0.1
357,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	352,061	0.2
258,000	(4)	JPMorgan Chase & Co., 3.897%, 01/23/2049	227,175	0.1
478,000	(4),(5)	JPMorgan Chase & Co., 6.000%, 12/31/2199	468,440	0.2
222,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	221,363	0.1
194,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	193,027	0.1
165,000		Kraft Heinz Foods Co., 3.000%, 06/01/2026	147,508	0.1
144,000		Kroger Co/The, 4.450%, 02/01/2047	126,810	0.1
103,000	(5)	Kroger Co/The, 4.650%, 01/15/2048	94,989	0.0
225,000		Lennar Corp., 4.750%, 11/29/2027	203,906	0.1
200,000		Level 3 Parent LLC, 5.750%, 12/01/2022	196,918	0.1
375,000		Medtronic, Inc., 3.150%, 03/15/2022	374,117	0.2
380,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	383,573	0.2
210,000		MGM Resorts International, 4.625%, 09/01/2026	189,525	0.1
292,000		Molson Coors Brewing Co., 3.000%, 07/15/2026	260,616	0.1
372,000		Morgan Stanley, 3.750%, 02/25/2023	371,535	0.2
618,000		Morgan Stanley, 4.100%, 05/22/2023	619,472	0.3
200,000		Murphy Oil Corp., 5.750%, 08/15/2025	187,396	0.1
280,000		National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	287,512	0.1
381,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	380,898	0.2
145,000		Nordstrom, Inc., 5.000%, 01/15/2044	125,551	0.1
215,000	(1)	Novelis Corp., 5.875%, 09/30/2026	190,813	0.1
292,000		Occidental Petroleum Corp., 4.625%, 06/15/2045	290,955	0.1
349,000		Oracle Corp., 2.950%, 05/15/2025	334,411	0.2
48,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	45,842	0.0
95,000		O'Reilly Automotive, Inc., 4.350%, 06/01/2028	94,834	0.0

See Accompanying Notes to Financial Statements

38

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

100,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	100,625	0.1
122,000		Pacific Gas & Electric Co., 3.300%, 12/01/2027	100,226	0.0
235,000		Pfizer, Inc., 2.750%, 06/03/2026	223,580	0.1
460,000		Philip Morris International, Inc., 3.875%, 08/21/2042	397,103	0.2
205,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	187,575	0.1
249,000		Qualcomm, Inc., 3.250%, 05/20/2027	232,946	0.1
215,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	191,081	0.1
272,000		Reynolds American, Inc., 6.150%, 09/15/2043	266,215	0.1
225,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	199,688	0.1
175,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	160,563	0.1
195,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	184,275	0.1
225,000		Southern Co., 2.750%, 06/15/2020	222,551	0.1
185,000		Southwest Airlines Co., 3.450%, 11/16/2027	176,534	0.1
215,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	188,663	0.1
105,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	97,125	0.0
104,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	101,008	0.1
200,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	193,000	0.1
110,000		Teleflex, Inc., 4.625%, 11/15/2027	102,438	0.1
272,000		Time Warner Cable LLC, 5.875%, 11/15/2040	257,419	0.1
220,000		T-Mobile USA, Inc., 4.750%, 02/01/2028	199,925	0.1
82,639		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	82,304	0.0
57,431		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	56,197	0.0
82,292		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	77,980	0.0
215,000		United Rentals North America, Inc., 4.875%, 01/15/2028	189,200	0.1
230,000		Verizon Communications, Inc., 4.125%, 03/16/2027	230,700	0.1
331,000		Verizon Communications, Inc., 4.522%, 09/15/2048	311,756	0.2
252,000		Viacom, Inc., 4.375%, 03/15/2043	200,696	0.1
245,000		Walmart, Inc., 3.700%, 06/26/2028	249,010	0.1
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	420,514	0.2
210,000		Western Digital Corp., 4.750%, 02/15/2026	182,963	0.1
205,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	191,675	0.1
			34,338,022	16.8

	Total Corporate Bonds/Notes
	(Cost $48,838,325)		47,032,314	23.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.7%
		United States: 12.7%
316,736	(4)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.002%, 05/25/2036	296,401	0.2
261,711		Alternative Loan Trust 2005-51 3A2A, 3.447%, (12MTA + 1.290%), 11/20/2035	253,055	0.1
88,047		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	67,496	0.0
528,188		Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/2035	522,252	0.3
72,141		CHL Mortgage Pass-Through Trust 2005-17 1A8, 5.500%, 09/25/2035	71,019	0.0
70,531		CHL Mortgage Pass-Through Trust 2005-J4 A7, 5.500%, 11/25/2035	70,327	0.0
332,407		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	273,862	0.1
93,097	(4)	Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 4.440%, 05/25/2035	93,707	0.1
338,355		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	324,966	0.2
56,618		Countrywide Alternative Loan Trust 2005-53T2 2A6, 3.006%, (US0001M + 0.500%), 11/25/2035	36,826	0.0
300,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.226%, (US0001M + 0.720%), 11/25/2035	297,910	0.2
10,859	(1)	Deutsche ALT-A Securities, Inc. ALT2007-RS1 A2, 2.822%, (US0001M + 0.500%), 01/27/2037	11,793	0.0
500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.506%, (US0001M + 3.000%), 10/25/2029	517,900	0.3
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.706%, (US0001M + 2.200%), 01/25/2030	501,524	0.3
300,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.906%, (US0001M + 2.400%), 05/25/2030	302,587	0.2

See Accompanying Notes to Financial Statements

39

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 5.006%, (US0001M + 2.500%), 05/25/2030	599,670	0.3
67,962	(6)	Fannie Mae Interest Strip Sereis 328 2, 6.000%, 12/25/2032	16,040	0.0
35,294	(6)	Fannie Mae Interest Strip Sereis 332 2, 6.000%, 03/25/2033	8,582	0.0
121,358	(6)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/2024	16,157	0.0
21,663	(6)	Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/2028	4,628	0.0
183,178	(6)	Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/2032	39,901	0.0
29,269	(6)	Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/2033	5,949	0.0
28,805	(6)	Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/2033	6,541	0.0
34,824	(6)	Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/2033	7,126	0.0
14,925	(6)	Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/2035	3,019	0.0
16,179	(6)	Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/2035	3,320	0.0
500,349	(6)	Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/2043	78,416	0.0
752,184	(4),(6)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/2033	99,483	0.1
11,214		Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	11,843	0.0
17,050		Fannie Mae REMIC Trust 1999-54 LH, 6.500%, 11/25/2029	18,559	0.0
15,021		Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	16,089	0.0
71,969	(6)	Fannie Mae REMIC Trust 2002-12 SB, 5.244%, (-1.000*US0001M + 7.750%), 07/25/2031	12,847	0.0
40,852	(6)	Fannie Mae REMIC Trust 2002-2 SW, 5.244%, (-1.000*US0001M + 7.750%), 02/25/2032	7,561	0.0
17,764		Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	19,698	0.0
7,299		Fannie Mae REMIC Trust 2002-29 F, 3.506%, (US0001M + 1.000%), 04/25/2032	7,475	0.0
23,649	(6)	Fannie Mae REMIC Trust 2002-41 S, 5.444%, (-1.000*US0001M + 7.950%), 07/25/2032	3,850	0.0
2,246		Fannie Mae REMIC Trust 2002-64 FJ, 3.506%, (US0001M + 1.000%), 04/25/2032	2,300	0.0
4,643		Fannie Mae REMIC Trust 2002-68 FH, 2.955%, (US0001M + 0.500%), 10/18/2032	4,664	0.0
800,177	(6)	Fannie Mae REMIC Trust 2002-77 JS, 5.545%, (-1.000*US0001M + 8.000%), 12/18/2032	145,327	0.1
20,824		Fannie Mae REMIC Trust 2002-84 FB, 3.506%, (US0001M + 1.000%), 12/25/2032	21,346	0.0
20,821		Fannie Mae REMIC Trust 2003-11 FA, 3.506%, (US0001M + 1.000%), 09/25/2032	21,222	0.0
4,370		Fannie Mae REMIC Trust 2003-116 FA, 2.906%, (US0001M + 0.400%), 11/25/2033	4,374	0.0
27,733	(6)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	7,169	0.0
22,367	(6)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	5,186	0.0
12,967	(6)	Fannie Mae REMIC Trust 2003-52 NS, 4.594%, (-1.000*US0001M + 7.100%), 06/25/2023	732	0.0
111,578	(6)	Fannie Mae REMIC Trust 2004-56 SE, 5.044%, (-1.000*US0001M + 7.550%), 10/25/2033	20,931	0.0
30,229		Fannie Mae REMIC Trust 2005-25 PS, 17.133%, (-4.400*US0001M + 28.160%), 04/25/2035	46,426	0.0
14,247	(6)	Fannie Mae REMIC Trust 2005-40 SB, 4.244%, (-1.000*US0001M + 6.750%), 05/25/2035	1,827	0.0
57,725		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	58,468	0.0
112,127		Fannie Mae REMIC Trust 2005-74 DK, 13.975%, (-4.000*US0001M + 24.000%), 07/25/2035	163,327	0.1
337,626		Fannie Mae REMIC Trust 2005-87 SB, 14.644%, (-3.667*US0001M + 23.833%), 10/25/2035	492,396	0.2
236,789		Fannie Mae REMIC Trust 2006-104 ES, 20.919%, (-5.000*US0001M + 33.450%), 11/25/2036	387,022	0.2

See Accompanying Notes to Financial Statements

40

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

15,643		Fannie Mae REMIC Trust 2006-11 PS, 15.377%, (-3.667*US0001M + 24.567%), 03/25/2036	23,457	0.0
41,673		Fannie Mae REMIC Trust 2006-46 SW, 15.010%, (-3.667*US0001M + 24.199%), 06/25/2036	61,390	0.0
8,840,508	(6)	Fannie Mae REMIC Trust 2006-51 SA, 4.064%, (-1.000*US0001M + 6.570%), 06/25/2036	1,384,034	0.7
75,723	(6)	Fannie Mae REMIC Trust 2006-90 SX, 4.724%, (-1.000*US0001M + 7.230%), 09/25/2036	12,514	0.0
8,802,466	(6)	Fannie Mae REMIC Trust 2007-116 DI, 3.434%, (-1.000*US0001M + 5.940%), 01/25/2038	1,297,006	0.6
65,139	(6)	Fannie Mae REMIC Trust 2007-88 XI, 4.034%, (-1.000*US0001M + 6.540%), 06/25/2037	10,942	0.0
707,016	(6)	Fannie Mae REMIC Trust 2007-89 SB, 4.044%, (-1.000*US0001M + 6.550%), 09/25/2037	93,735	0.0
1,890,072	(6)	Fannie Mae REMIC Trust 2007-94 SG, 3.944%, (-1.000*US0001M + 6.450%), 10/25/2037	302,532	0.2
248,774		Fannie Mae REMIC Trust 2010-109 SN, 13.254%, (-5.000*US0001M + 25.000%), 10/25/2040	482,890	0.2
121,695		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	125,628	0.1
3,365,199	(6)	Fannie Mae REMIC Trust 2011-55 SK, 4.054%, (-1.000*US0001M + 6.560%), 06/25/2041	561,016	0.3
2,690,574	(6)	Fannie Mae REMIC Trust 2011-86 NS, 3.444%, (-1.000*US0001M + 5.950%), 09/25/2041	337,029	0.2
1,892,462	(6)	Fannie Mae REMIC Trust 2012-10 US, 3.944%, (-1.000*US0001M + 6.450%), 02/25/2042	249,941	0.1
1,432,803	(6)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	212,795	0.1
4,795,928	(6)	Fannie Mae REMIC Trust 2012-133 PS, 3.694%, (-1.000*US0001M + 6.200%), 03/25/2042	528,968	0.3
2,196,960	(6)	Fannie Mae REMIC Trust 2012-144 SB, 3.594%, (-1.000*US0001M + 6.100%), 01/25/2043	435,128	0.2
2,494,283	(6)	Fannie Mae REMIC Trust 2012-27 SB, 3.474%, (-1.000*US0001M + 5.980%), 11/25/2041	331,765	0.2
23,601		Fannie Mae REMIC Trust 2013-130 ST, 8.000%, (-16.000*US0001M + 64.000%), 05/25/2043	26,963	0.0
1,503,037	(6)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	184,417	0.1
8,337,736	(6)	Freddie Mac 3502 DL, 3.545%, (-1.000*US0001M + 6.000%), 01/15/2039	1,218,024	0.6
37,725		Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/2022	39,700	0.0
22,455		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	23,736	0.0
48,377		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	52,549	0.0
8,967	(6)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	1,858	0.0
45,908	(6)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	9,046	0.0
23,445		Freddie Mac REMIC Trust 2122 F, 2.905%, (US0001M + 0.450%), 02/15/2029	23,452	0.0
73,645	(6)	Freddie Mac REMIC Trust 2134 SB, 5.245%, (-1.000*US0001M + 7.700%), 03/15/2029	9,986	0.0
83,238	(6)	Freddie Mac REMIC Trust 2136 SG, 5.195%, (-1.000*US0001M + 7.650%), 03/15/2029	12,389	0.0
106,410	(6)	Freddie Mac REMIC Trust 2177 SB, 6.495%, (-1.000*US0001M + 8.950%), 08/15/2029	18,842	0.0
12,056		Freddie Mac REMIC Trust 2344 FP, 3.405%, (US0001M + 0.950%), 08/15/2031	12,380	0.0
5,373		Freddie Mac REMIC Trust 2412 GF, 3.405%, (US0001M + 0.950%), 02/15/2032	5,521	0.0
42,155		Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	47,672	0.0
33,773		Freddie Mac REMIC Trust 2461 PZ, 6.500%, 06/15/2032	36,885	0.0
6,462		Freddie Mac REMIC Trust 2464 FI, 3.455%, (US0001M + 1.000%), 02/15/2032	6,613	0.0
6,629		Freddie Mac REMIC Trust 2470 LF, 3.455%, (US0001M + 1.000%), 02/15/2032	6,783	0.0
9,274		Freddie Mac REMIC Trust 2471 FD, 3.455%, (US0001M + 1.000%), 03/15/2032	9,492	0.0
7,539		Freddie Mac REMIC Trust 2504 FP, 2.955%, (US0001M + 0.500%), 03/15/2032	7,577	0.0
28,787		Freddie Mac REMIC Trust 2551 LF, 2.955%, (US0001M + 0.500%), 01/15/2033	28,955	0.0

See Accompanying Notes to Financial Statements

41

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

69,716		Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/2023	71,170	0.0
363,375		Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	392,673	0.2
315,329		Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	337,341	0.2
60,895		Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667*US0001M + 44.667%), 05/15/2035	67,396	0.0
66,104	(6)	Freddie Mac REMIC Trust 3004 SB, 3.695%, (-1.000*US0001M + 6.150%), 07/15/2035	6,715	0.0
14,094		Freddie Mac REMIC Trust 3025 SJ, 15.748%, (-3.667*US0001M + 24.750%), 08/15/2035	20,844	0.0
818,898	(6)	Freddie Mac REMIC Trust 3223 S, 3.495%, (-1.000*US0001M + 5.950%), 10/15/2036	94,214	0.1
2,299,431	(6)	Freddie Mac REMIC Trust 3505 SA, 3.545%, (-1.000*US0001M + 6.000%), 01/15/2039	347,349	0.2
2,661,828	(6)	Freddie Mac REMIC Trust 3702 S, 1.995%, (-1.000*US0001M + 4.450%), 05/15/2036	202,792	0.1
1,514,570	(6)	Freddie Mac REMIC Trust 3710 SL, 3.545%, (-1.000*US0001M + 6.000%), 05/15/2036	46,756	0.0
2,731,470	(6)	Freddie Mac REMIC Trust 3925 SD, 3.595%, (-1.000*US0001M + 6.050%), 07/15/2040	284,327	0.1
1,389,003	(6)	Freddie Mac REMIC Trust 4136 SW, 3.795%, (-1.000*US0001M + 6.250%), 11/15/2032	191,185	0.1
638,478	(6)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	108,853	0.1
9,588,821	(6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	1,553,831	0.8
1,161,682	(6)	Freddie Mac Series 4120 IK, 3.000%, 10/15/2032	141,036	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.206%, (US0001M + 4.700%), 04/25/2028	115,523	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 5.006%, (US0001M + 2.500%), 03/25/2030	400,719	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.156%, (US0001M + 2.650%), 12/25/2029	608,375	0.3
72,730	(4)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.607%, 10/25/2046	72,732	0.0
402,661		Ginnie Mae Series 2007-8 SP, 14.039%, (-3.242*US0001M + 22.048%), 03/20/2037	556,494	0.3
1,371,955	(6)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	38,345	0.0
2,157,836	(6)	Ginnie Mae Series 2010-68 MS, 3.380%, (-1.000*US0001M + 5.850%), 06/20/2040	296,159	0.1
1,520,313	(6)	Ginnie Mae Series 2012-97 SC, 4.245%, (-1.000*US0001M + 6.700%), 07/16/2041	233,052	0.1
247,757		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.716%, (US0001M + 0.210%), 04/25/2036	230,695	0.1
49,522	(4)	GSR Mortgage Loan Trust 2005-AR6 1A4, 4.494%, 09/25/2035	50,922	0.0
642,500		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.716%, (US0001M + 0.210%), 04/25/2046	584,668	0.3
663,363	(4)	JP Morgan Mortgage Trust 2005-A4 B1, 4.324%, 07/25/2035	658,244	0.3
82,232	(4)	JP Morgan Mortgage Trust 2007-A1 7A1, 4.377%, 07/25/2035	82,406	0.0
290,496	(1),(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.865%, 08/25/2047	285,579	0.1
138,105		Lehman XS Trust Series 2005-5N 1A2, 2.866%, (US0001M + 0.360%), 11/25/2035	129,415	0.1
92,586	(4)	MASTR Adjustable Rate Mortgages Trust 2006-2 1A1, 4.361%, 04/25/2036	92,229	0.1
2,314,854	(4)	RALI Series Trust 2006-QO1 X2, 1.949%, 02/25/2046	245,737	0.1
83,600	(1),(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	84,217	0.0
705,059	(4)	TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/2037	380,195	0.2
7,397,305	(4),(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.513%, 08/25/2045	189,339	0.1
46,809	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.881%, 10/25/2036	45,272	0.0
817,082	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.693%, 12/25/2036	788,481	0.4

See Accompanying Notes to Financial Statements

42

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

171,157	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.877%, 08/25/2046	161,993	0.1
347,103	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.645%, 12/25/2036	340,104	0.2
100,501	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.161%, 04/25/2037	91,073	0.0
117,388		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.936%, (US0001M + 0.430%), 06/25/2037	97,075	0.1
46,750	(4)	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 4.525%, 02/25/2034	48,069	0.0
128,286		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	127,794	0.1
134,423	(4)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.748%, 10/25/2036	135,287	0.1
28,993	(4)	Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 4.748%, 10/25/2036	29,180	0.0
195,161	(4)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.334%, 05/25/2036	199,943	0.1
189,932	(4)	Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 4.662%, 04/25/2036	189,471	0.1
186,577	(1),(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.792%, 08/20/2045	179,019	0.1

	Total Collateralized Mortgage Obligations
	(Cost $25,254,840)		25,878,994	12.7

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.6%
		United States: 8.6%
6,965,010	(4),(6)	BANK 2017-BNK5 XA, 1.107%, 06/15/2060	436,309	0.2
900,000	(1),(4)	BANK 2017-BNK6 E, 2.655%, 07/15/2060	555,150	0.3
1,948,000	(1),(4),(6)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	195,372	0.1
8,809,189	(4),(6)	Banc of America Commercial Mortgage Trust 2017-BNK3 XA, 1.134%, 02/15/2050	585,364	0.3
2,055,597	(4),(6)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.513%, 02/15/2050	185,081	0.1
8,020,000	(1),(4),(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	303,720	0.2
440,000	(1),(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E, 5.406%, 11/11/2041	441,873	0.2
1,856,179	(4),(6)	CD 2016-CD1 Mortgage Trust XA, 1.425%, 08/10/2049	146,083	0.1
8,821,571	(4),(6)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.753%, 12/10/2054	416,961	0.2
7,900,000	(4),(6)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.848%, 08/10/2049	443,842	0.2
3,229,880	(4),(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.119%, 10/12/2050	222,077	0.1
210,000	(4)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.271%, 09/15/2050	204,534	0.1
3,337,176	(4),(6)	COMM 2012-CR1 XA, 1.868%, 05/15/2045	170,109	0.1
9,842,691	(1),(4),(6)	COMM 2012-LTRT XA, 0.968%, 10/05/2030	271,943	0.1
7,921,405	(4),(6)	COMM 2013-CCRE13 XA, 0.803%, 11/10/2046	264,638	0.1
13,813,711	(4),(6)	COMM 2014-CR16 XA, 1.127%, 04/10/2047	494,869	0.2
570,000	(4)	COMM 2016-COR1 C, 4.392%, 10/10/2049	561,334	0.3
4,440,371	(4),(6)	COMM 2016-CR28 XA, 0.653%, 02/10/2049	157,200	0.1
1,000,000	(4)	COMM 2017-COR2 C, 4.562%, 09/10/2050	1,000,255	0.5
4,900,718	(4),(6)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.895%, 09/15/2050	209,895	0.1
300,000	(1),(7)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	290,152	0.1
1,952,949	(1),(4),(6)	DBUBS 2011-LC1A XA, 0.709%, 11/10/2046	17,786	0.0
290,000	(1),(4)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	251,327	0.1
3,840,000	(4),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/2043	210,989	0.1
10,000,000	(4),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	761,495	0.4
25,955,743	(4),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K710 X1, 1.734%, 05/25/2019	79,791	0.0
4,423,190	(4),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.617%, 08/25/2040	43,914	0.0
39,422,883	(1),(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	90,069	0.0
231,974	(1),(4)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.391%, 06/10/2036	232,448	0.1
510,000	(1)	GPT 2018-GPP D Mortgage Trust, 4.305%, (US0001M + 1.850%), 06/15/2035	509,097	0.3
450,000	(1),(4)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	443,336	0.2

See Accompanying Notes to Financial Statements

43

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

100,000	(1),(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	93,034	0.1
2,205,297	(4),(6)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.210%, 05/10/2045	88,244	0.0
4,045,003	(4),(6)	GS Mortgage Securities Trust 2013-GC16 XA, 1.045%, 11/10/2046	168,625	0.1
4,538,697	(4),(6)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.610%, 08/10/2046	110,316	0.1
1,350,000	(1),(4)	GS Mortgage Securities Trust 2016-GS4 E, 3.802%, 11/10/2049	952,962	0.5
2,320,873	(4),(6)	GS Mortgage Securities Trust 2017-GS6 XA, 1.048%, 05/10/2050	164,386	0.1
2,940,000	(1),(4),(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.327%, 12/15/2047	36,910	0.0
222,412	(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.354%, 06/12/2041	223,872	0.1
6,255,137	(4),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	212,468	0.1
250,000	(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.119%, 12/15/2047	244,718	0.1
660,000	(4)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	678,970	0.3
360,000	(4)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	354,783	0.2
3,116,426	(1),(4),(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.112%, 03/10/2050	141,488	0.1
18,750,000	(1),(4),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.437%, 12/15/2047	484,781	0.2
570,000	(1),(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	589,932	0.3
460,000	(1),(4)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	476,024	0.2
11,541	(1)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	11,440	0.0
4,845,534	(1),(4),(6)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.836%, 08/10/2049	274,074	0.1
7,065,371	(4),(6)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.012%, 12/15/2049	334,584	0.2
3,302,879	(1),(4),(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.836%, 08/15/2045	172,095	0.1
550,000	(1),(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.266%, 03/15/2045	444,635	0.2
645,186	(1),(4)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.266%, 03/15/2045	310,671	0.2
530,000	(1),(4)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.979%, 06/15/2046	482,270	0.2
9,855,238	(4),(6)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.083%, 03/15/2047	386,032	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $17,653,056)		17,634,327	8.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.0%
		Federal Home Loan Mortgage Corporation: 0.5%(8)
189,960		4.000%, 09/01/2045	194,174	0.1
291,794		4.000%, 09/01/2045	298,084	0.1
141,114		4.000%, 09/01/2045	144,123	0.1
107,275		4.000%, 09/01/2045	109,610	0.1
214,091		4.000%, 05/01/2046	218,665	0.1
726		5.000%, 01/01/2020	734	0.0
3,031		5.000%, 02/01/2020	3,086	0.0
10,274		5.000%, 12/01/2034	10,861	0.0
37,899		6.000%, 02/01/2034	41,395	0.0
4,479		6.500%, 02/01/2022	4,692	0.0
5,785		6.500%, 09/01/2022	6,014	0.0
2,731		6.500%, 08/01/2032	3,061	0.0
6,765		6.500%, 07/01/2034	7,350	0.0
6,267		6.500%, 07/01/2034	6,807	0.0
			1,048,656	0.5

		Federal National Mortgage Association: 0.5%(8)
88,341		2.500%, 06/01/2030	86,532	0.1
60,643		2.500%, 06/01/2030	59,401	0.0
36,212		2.500%, 07/01/2030	35,471	0.0
168,094		4.000%, 05/01/2045	171,729	0.1
122,187		4.216%, 10/01/2036	128,446	0.1
70,245		5.000%, 06/01/2041	74,633	0.0
1,524		5.500%, 09/01/2019	1,527	0.0
1,271		5.500%, 09/01/2019	1,273	0.0
18,969		5.500%, 09/01/2024	20,095	0.0
2,097		6.000%, 05/01/2021	2,120	0.0
78,813		6.000%, 11/01/2034	86,053	0.1
126,507		6.000%, 04/01/2035	138,117	0.1
57,102		6.500%, 12/01/2029	63,415	0.0
24,802		6.500%, 01/01/2034	27,605	0.0
274		7.000%, 04/01/2033	298	0.0
20,388		7.500%, 09/01/2032	23,820	0.0
44,188		7.500%, 01/01/2033	51,122	0.0
			971,657	0.5

		Government National Mortgage Association: 0.0%
37,738		5.000%, 04/15/2034	40,016	0.0
17,417		6.500%, 02/20/2035	19,862	0.0
			59,878	0.0

	Total U.S. Government Agency Obligations
	(Cost $2,095,642)		2,080,191	1.0

See Accompanying Notes to Financial Statements

44

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

STRUCTURED NOTES: 0.0%
			Russia: 0.0%
RUB	4,421,905	(2)	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 10.210%, 08/22/2034	12,937	0.0

		Total Structured Notes
		(Cost $158,223)		12,937	0.0

U.S. TREASURY OBLIGATIONS: 11.0%
			U.S. Treasury Bonds: 1.6%
	3,257,000		3.000%, 08/15/2048	3,248,165	1.6

			U.S. Treasury Notes: 9.4%
	5,150,000		1.500%, 10/31/2019	5,103,006	2.5
	6,230,000		2.500%, 12/31/2020	6,229,173	3.0
	1,369,000		2.625%, 12/15/2021	1,375,246	0.7
	1,990,000		2.625%, 12/31/2023	2,000,471	1.0
	4,282,700		3.125%, 11/15/2028	4,446,001	2.2
				19,153,897	9.4

		Total U.S. Treasury Obligations
		(Cost $21,936,792)		22,402,062	11.0

FOREIGN GOVERNMENT BONDS: 7.0%
			Germany: 4.5%
EUR	1,010,000	(7)	Bundesobligation, -0.580%, 10/08/2021	1,176,115	0.6
EUR	200,000		Bundesrepublik Deutschland Bundesanleihe, 1.250%, 08/15/2048	251,791	0.1
EUR	10,000		Bundesrepublik Deutschland Bundesanleihe, 2.000%, 08/15/2023	12,721	0.0
EUR	660,000		Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	1,065,534	0.5
EUR	120,000	(7)	Bundesrepublik Deutschland Bundesanleihe, 0.000%, 08/15/2026	137,505	0.1
EUR	5,510,000		Bundesrepublik Deutschland, 0.500%, 02/15/2025	6,571,956	3.2
EUR	10,000		Bundesschatzanweisungen, -0.650%, 03/13/2020	11,547	0.0
				9,227,169	4.5

			Spain: 2.5%
EUR	4,390,000	(1)	Spain Government Bond, 1.400%, 04/30/2028	5,054,000	2.5

		Total Foreign Government Bonds
		(Cost $14,554,596)		14,281,169	7.0

ASSET-BACKED SECURITIES: 5.8%
			Cayman Islands: 0.2%
	500,000	(1)	AMMC CLO 16 Ltd. 2015-16A CR, 4.786%, (US0003M + 2.350%), 04/14/2029	485,063	0.2

			United States: 5.6%
	500,000	(1)	Apidos CLO XXIX 2018-29A B, 4.292%, (US0003M + 1.900%), 07/25/2030	470,198	0.2
	250,000	(1)	ArrowMark Colorado Holdings 2017-7A C, 4.336%, (US0003M + 1.900%), 07/15/2030	232,082	0.1
	250,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	248,195	0.1
	250,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.669%, (US0003M + 2.200%), 07/20/2025	249,963	0.1
	412,500	(1)	BlueMountain CLO 2013-2A CR, 4.419%, (US0003M + 1.950%), 10/22/2030	391,063	0.2
	640,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 4.336%, (US0003M + 1.900%), 04/15/2029	638,182	0.3
	500,000	(1)	Burnham Park Clo Ltd. 2016-1A CR, 4.619%, (US0003M + 2.150%), 10/20/2029	485,478	0.3
	250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 5.117%, (US0003M + 2.350%), 06/09/2030	242,939	0.1
	500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	479,942	0.3
	400,000	(1)	CIFC Funding 2013-IA BR Ltd., 4.836%, (US0003M + 2.400%), 07/16/2030	387,377	0.2
	313,104	(4)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.953%, 03/25/2036	206,728	0.1
	1,040,000	(1)	Invitation Homes 2018-SFR1 D Trust, 3.905%, (US0001M + 1.450%), 03/17/2037	1,031,476	0.5
	500,000	(1)	LCM XXIV Ltd. 24A C, 4.719%, (US0003M + 2.250%), 03/20/2030	484,132	0.3
	250,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 4.677%, (US0003M + 2.200%), 07/23/2029	243,571	0.1
	250,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 4.269%, (US0003M + 1.800%), 04/20/2030	233,994	0.1
	400,000	(1)	Madison Park Funding XXXI Ltd. 2018-31A C, 4.926%, (US0003M + 2.150%), 01/23/2031	382,650	0.2
	200,000	(1),(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	191,696	0.1
	250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.536%, (US0003M + 2.100%), 04/15/2026	249,948	0.1
	640,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 4.269%, (US0003M + 1.800%), 01/20/2028	635,471	0.3

See Accompanying Notes to Financial Statements

45

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

250,000	(1)	Palmer Square CLO 2015-2A BR Ltd., 4.869%, (US0003M + 2.400%), 07/20/2030	242,169	0.1
575,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.286%, (US0003M + 4.850%), 10/15/2025	545,573	0.3
250,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.286%, (US0003M + 1.850%), 04/15/2026	235,425	0.1
1,060,000	(1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,055,918	0.5
266,000	(1)	Recette CLO Ltd. 2015-1A CR, 4.169%, (US0003M + 1.700%), 10/20/2027	254,450	0.1
250,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 4.669%, (US0003M + 2.200%), 10/20/2026	244,788	0.1
250,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 4.445%, (US0003M + 2.000%), 10/18/2030	235,384	0.1
560,000	(1)	THL Credit Wind River 2017-3A C CLO Ltd., 4.636%, (US0003M + 2.200%), 10/15/2030	535,202	0.3
250,000	(1)	THL Credit Wind River 2017-4A C CLO Ltd., 4.395%, (US0003M + 1.750%), 11/20/2030	231,678	0.1
300,000	(1),(4)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	267,936	0.2
			11,333,608	5.6

	Total Asset-Backed Securities
	(Cost $12,190,346)		11,818,671	5.8

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		United States: 0.0%
43,083	(2),(5),(9)	American Media, Inc.	–	–
18	(9)	Ingevity Corp.	1,507	0.0
4,988		Resolute Forest Products, Inc.	39,555	0.0
120		WestRock Co.	4,531	0.0

	Total Common Stock
	(Cost $1,305,734)		45,593	0.0

MUTUAL FUNDS: 24.5%
		United States: 24.5%
1,123,275		Voya Emerging Markets Corporate Debt Fund - Class P	10,570,022	5.2
1,708,565		Voya Emerging Markets Hard Currency Debt Fund - Class P	15,377,081	7.5
1,769,764		Voya Emerging Markets Local Currency Debt Fund - Class P	12,193,671	6.0
1,612,471		Voya High Yield Bond Fund - Class P	11,948,411	5.8

	Total Mutual Funds
	(Cost $56,555,167)		50,089,185	24.5

	Value	Percentage of Net Assets
PURCHASED OPTIONS (10): 0.0%
Total Purchased Options
(Cost $303,834)	11,393	0.0

Total Long-Term Investments
(Cost $200,846,555)	191,286,836	93.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Commercial Paper: 0.9%
2,000,000	Concord Minutemen, 2.500%, 01/03/2019
	(Cost $1,999,724)	1,999,589	0.9

	Securities Lending Collateral(11): 0.4%
715,985	Bank of Nova Scotia, Repurchase Agreement dated 12/31/18, 2.97%, due 01/02/19 (Repurchase Amount $716,102, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.750%-5.000%, Market Value plus accrued interest $730,425, due 11/15/23-05/15/58)
	(Cost $715,985)	715,985	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.4%
4,912,000	(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.340%
		(Cost $4,912,000)	4,912,000	2.4

	Total Short-Term Investments
	(Cost $7,627,709)		7,627,574	3.7

	Total Investments in Securities (Cost $208,474,264)		$198,914,410	97.3
	Assets in Excess of Other Liabilities		5,569,072	2.7
	Net Assets		$204,483,482	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

See Accompanying Notes to Financial Statements

46

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (Continued)

(3)	Defaulted security
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(5)	Security, or a portion of the security, is on loan.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2018.
(8)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(9)	Non-income producing security.
(10)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	Represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of December 31, 2018.

EUR	EU Euro
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

47

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 60.2%
		Communication Services: 2.2%
130,894		CBS Corp. - Class B	5,722,685	0.4
49,041	(1)	Charter Communications, Inc.	13,975,214	1.1
258,458		Comcast Corp. – Class A	8,800,495	0.7
			28,498,394	2.2

		Consumer Discretionary: 4.7%
346,722		Carnival Corp.	17,093,395	1.3
337,603	(1)	eBay, Inc.	9,476,516	0.7
594,983		General Motors Co.	19,902,181	1.6
3,122,460		Kingfisher PLC	8,209,858	0.6
167,879	(1)	Michael Kors Holdings Ltd.	6,365,972	0.5
			61,047,922	4.7

		Consumer Staples: 3.4%
437,028		Mondelez International, Inc.	17,494,231	1.3
252,520		Philip Morris International, Inc.	16,858,235	1.3
322,379	(1)	US Foods Holding Corp.	10,200,072	0.8
			44,552,538	3.4

		Energy: 8.4%
241,924		Anadarko Petroleum Corp.	10,605,948	0.8
240,672		Apache Corp.	6,317,640	0.5
2,196,846		BP PLC	13,887,773	1.1
297,437		Canadian Natural Resources Ltd.	7,176,659	0.6
548,350		Devon Energy Corp.	12,359,809	0.9
560,680		Marathon Oil Corp.	8,040,151	0.6
255,832		Occidental Petroleum Corp.	15,702,968	1.2
620,591		Royal Dutch Shell PLC - Class A	18,265,756	1.4
205,485		Schlumberger Ltd.	7,413,899	0.6
493,359		TechnipFMC PLC	9,659,970	0.7
			109,430,573	8.4

		Financials: 18.0%
515,577		American International Group, Inc.	20,318,890	1.6
57,157		Aon PLC	8,308,342	0.6
309,837		AXA Equitable Holdings, Inc.	5,152,589	0.4
1,250,507		Bank of America Corp.	30,812,492	2.4
633,459		Citigroup, Inc.	32,977,876	2.5
511,869		Citizens Financial Group, Inc.	15,217,865	1.2
393,402		Fifth Third Bancorp	9,256,749	0.7
350,203		First Horizon National Corp.	4,608,671	0.4
42,225		Goldman Sachs Group, Inc.	7,053,686	0.5
264,106		JPMorgan Chase & Co.	25,782,028	2.0
488,442		Morgan Stanley	19,366,725	1.5
65,789		Northern Trust Corp.	5,499,302	0.4
96,505		PNC Financial Services Group, Inc.	11,282,400	0.9
150,651		State Street Corp.	9,501,559	0.7
358,433		Wells Fargo & Co.	16,516,593	1.3
78,084		Willis Towers Watson PLC	11,857,836	0.9
			233,513,603	18.0

		Health Care: 11.1%
32,645		Anthem, Inc.	8,573,556	0.7
208,720		Bristol-Myers Squibb Co.	10,849,266	0.8
104,873	(1)	Celgene Corp.	6,721,310	0.5
306,518		CVS Health Corp.	20,083,059	1.5
202,799		Johnson & Johnson	26,171,211	2.0
100,778		McKesson Corp.	11,132,946	0.9
108,249		Medtronic PLC	9,846,329	0.8
178,229		Merck & Co., Inc.	13,618,478	1.0
178,397		Novartis AG	15,278,680	1.2
114,968		Sanofi	9,973,475	0.8
108,885		Zimmer Biomet Holdings, Inc.	11,293,552	0.9
			143,541,862	11.1

		Industrials: 3.8%
154,956		CSX Corp.	9,627,416	0.8
100,532		General Dynamics Corp.	15,804,636	1.2
117,814		Ingersoll-Rand PLC - Class A	10,748,171	0.8
433,204		Johnson Controls International plc	12,844,499	1.0
			49,024,722	3.8

		Information Technology: 6.2%
392,368		Cisco Systems, Inc.	17,001,305	1.3
148,719		Cognizant Technology Solutions Corp.	9,440,682	0.7
325,184		Intel Corp.	15,260,885	1.2
237,028		Juniper Networks, Inc.	6,378,424	0.5
380,305		Oracle Corp.	17,170,771	1.3
263,742		Qualcomm, Inc.	15,009,557	1.2
			80,261,624	6.2

		Materials: 1.7%
223,017		BHP Billiton Ltd.	5,390,553	0.4
55,873		DowDuPont, Inc.	2,988,088	0.2
257,517		Mosaic Co.	7,522,072	0.6
128,557		Nutrien Ltd.	6,042,179	0.5
			21,942,892	1.7

		Utilities: 0.7%
58,211		Duke Energy Corp.	5,023,609	0.4
119,805		FirstEnergy Corp.	4,498,678	0.3
			9,522,287	0.7

	Total Common Stock
	(Cost $783,169,664)		781,336,417	60.2

PREFERRED STOCK: 0.7%
		Energy: 0.4%
140,612	(1),(2)	El Paso Energy Capital Trust I	5,870,551	0.4

		Financials: 0.3%
75,900	(1)	AMG Capital Trust II	3,662,175	0.3

See Accompanying Notes to Financial Statements

48

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

4,000	(1),(2),(3)	Wells Fargo & Co.	98,280	0.0
			3,760,455	0.3

	Total Preferred Stock
	(Cost $10,847,295)		9,631,006	0.7

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.9%
		Basic Materials: 0.1%
770,000	(4)	Basell Finance Co. BV, 8.100%, 03/15/2027	927,867	0.1
412,000		Eastman Chemical Co., 2.700%, 01/15/2020	409,022	0.0
195,000		International Paper Co., 6.000%, 11/15/2041	206,289	0.0
150,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	186,942	0.0
211,000		Sherwin-Williams Co/The, 4.500%, 06/01/2047	191,258	0.0
			1,921,378	0.1

		Communications: 1.5%
1,830,000		Amazon.com, Inc., 2.600%, 12/05/2019	1,825,635	0.2
455,000		America Movil S.A.B de CV, 4.375%, 07/16/2042	438,681	0.0
837,000		AT&T, Inc., 3.000%, 06/30/2022	816,914	0.1
466,000		AT&T, Inc., 3.400%, 05/15/2025	438,664	0.0
533,000		AT&T, Inc., 4.300%, 02/15/2030	505,113	0.0
747,000		AT&T, Inc., 4.500%, 05/15/2035	673,197	0.1
1,300,000		AT&T, Inc., 4.800%, 06/15/2044	1,170,289	0.1
2,960,000		AT&T, Inc., 5.150%, 03/15/2042	2,777,262	0.2
271,000		AT&T, Inc., 5.150%, 11/15/2046	253,054	0.0
101,000		AT&T, Inc., 5.350%, 09/01/2040	98,664	0.0
1,635,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	1,651,915	0.1
910,000		Comcast Corp., 3.900%, 03/01/2038	845,035	0.1
1,055,000		Comcast Corp., 4.150%, 10/15/2028	1,073,198	0.1
430,000		Comcast Corp., 4.600%, 10/15/2038	435,526	0.0
512,000		Comcast Corp., 4.700%, 10/15/2048	522,199	0.1
135,000		Comcast Corp., 6.450%, 03/15/2037	161,448	0.0
125,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	128,334	0.0
210,000		NBCUniversal Media LLC, 5.950%, 04/01/2041	241,777	0.0
1,595,000		Orange SA, 1.625%, 11/03/2019	1,575,390	0.1
910,000		Rogers Communications, Inc., 4.300%, 02/15/2048	870,491	0.1
415,000		Rogers Communications, Inc., 4.500%, 03/15/2043	411,670	0.0
390,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	354,250	0.0
860,000		Telefonica Emisiones SAU, 5.213%, 03/08/2047	791,006	0.1
370,000		Telefonica Emisiones SAU, 7.045%, 06/20/2036	423,115	0.0
136,000		Verizon Communications, Inc., 4.125%, 08/15/2046	120,626	0.0
535,000		Verizon Communications, Inc., 4.400%, 11/01/2034	517,590	0.0
833,000		Verizon Communications, Inc., 4.812%, 03/15/2039	822,098	0.1
			19,943,141	1.5

		Consumer, Cyclical: 1.1%
2,650,000		Advance Auto Parts, Inc., 4.500%, 12/01/2023	2,714,959	0.2
387,000		Advance Auto Parts, Inc., 5.750%, 05/01/2020	396,444	0.0
137,000	(4)	Alimentation Couche-Tard, Inc., 4.500%, 07/26/2047	126,078	0.0
587,198		American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/2026	570,669	0.0
159,073		Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 07/12/2022	161,296	0.0
291,719		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	291,821	0.0
595,000		Dollar General Corp., 3.250%, 04/15/2023	582,281	0.1
368,000		Ford Motor Credit Co. LLC, 3.096%, 05/04/2023	332,975	0.0
569,000		Ford Motor Credit Co. LLC, 3.810%, 01/09/2024	525,661	0.0
1,056,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	952,980	0.1
563,000		General Motors Co., 6.600%, 04/01/2036	549,934	0.0
713,000		General Motors Financial Co., Inc., 5.250%, 03/01/2026	698,888	0.1
896,000		Home Depot, Inc., 2.000%, 04/01/2021	878,553	0.1

See Accompanying Notes to Financial Statements

49

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

725,000		MDC Holdings, Inc., 6.000%, 01/15/2043	569,125	0.0
1,460,000		QVC, Inc., 5.450%, 08/15/2034	1,279,647	0.1
733,967		United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/2028	719,247	0.1
600,000		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	590,292	0.1
445,862	(4)	Virgin Australia 2013-1A Pass Through Trust, 5.000%, 04/23/2025	452,505	0.0
1,000,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/2021	996,033	0.1
737,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	709,500	0.1
			14,098,888	1.1

		Consumer, Non-cyclical: 2.5%
1,137,000		AbbVie, Inc., 4.500%, 05/14/2035	1,055,863	0.1
985,000		Allergan Funding SCS, 4.850%, 06/15/2044	934,502	0.1
1,475,000	(4)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,377,435	0.1
1,646,000	(4)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	1,531,739	0.1
465,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	457,280	0.0
871,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/2023	848,860	0.1
315,000	(4)	Bayer US Finance II LLC, 2.125%, 07/15/2019	312,571	0.0
498,000	(4)	Bayer US Finance II LLC, 4.375%, 12/15/2028	476,706	0.0
1,200,000	(4)	Bayer US Finance LLC, 2.375%, 10/08/2019	1,190,645	0.1
981,000	(4)	Bayer US Finance LLC, 3.000%, 10/08/2021	959,778	0.1
442,000		Becton Dickinson & Co., 2.675%, 12/15/2019	437,905	0.0
435,000		Becton Dickinson & Co., 4.875%, 05/15/2044	413,763	0.0
325,000		Celgene Corp., 4.000%, 08/15/2023	326,800	0.0
1,445,000		Celgene Corp., 4.625%, 05/15/2044	1,275,420	0.1
107,000	(4)	Cigna Corp., 4.800%, 08/15/2038	106,435	0.0
620,000		CVS Health Corp., 3.375%, 08/12/2024	602,000	0.1
495,000		CVS Health Corp., 4.100%, 03/25/2025	491,324	0.0
520,709		CVS Pass-Through Trust, 6.036%, 12/10/2028	554,640	0.0
2,934,000	(5)	DexCom, Inc., 0.750%, 05/15/2022	3,964,826	0.3
965,000	(4)	ERAC USA Finance LLC, 2.350%, 10/15/2019	958,593	0.1
420,000		Express Scripts Holding Co., 2.250%, 06/15/2019	418,260	0.0
1,400,000		General Mills, Inc., 2.200%, 10/21/2019	1,389,646	0.1
1,910,000		Gilead Sciences, Inc., 2.550%, 09/01/2020	1,894,678	0.2
755,000		Gilead Sciences, Inc., 4.400%, 12/01/2021	779,417	0.1
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	100,808	0.0
1,232,000	(4)	Heineken NV, 3.500%, 01/29/2028	1,191,017	0.1
240,000		Ingredion, Inc., 6.625%, 04/15/2037	286,668	0.0
963,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/2022	956,364	0.1
423,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	395,730	0.0
730,000		McKesson Corp., 2.284%, 03/15/2019	728,526	0.1
92,000		Mead Johnson Nutrition Co., 4.125%, 11/15/2025	94,507	0.0
1,733,000		Medtronic, Inc., 3.150%, 03/15/2022	1,728,921	0.1
576,000		Medtronic, Inc., 4.375%, 03/15/2035	591,365	0.1
502,000		Molson Coors Brewing Co., 1.450%, 07/15/2019	496,939	0.0
513,000		Molson Coors Brewing Co., 4.200%, 07/15/2046	428,380	0.0
630,000		Moodys Corp., 4.500%, 09/01/2022	648,514	0.1
574,000		Mylan NV, 3.150%, 06/15/2021	562,421	0.1
275,000		Philip Morris International, Inc., 3.600%, 11/15/2023	275,796	0.0
820,000		Philip Morris International, Inc., 4.875%, 11/15/2043	815,768	0.1
79,000		Zoetis, Inc., 4.700%, 02/01/2043	80,488	0.0
			32,141,298	2.5

		Energy: 0.9%
610,000		Anadarko Petroleum Corp., 6.600%, 03/15/2046	676,555	0.1
392,000		ConocoPhillips Co., 4.150%, 11/15/2034	374,312	0.0
460,000		Enable Midstream Partners L.P., 2.400%, 05/15/2019	457,436	0.0

See Accompanying Notes to Financial Statements

50

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

182,000		Energy Transfer Operating L.P., 4.200%, 09/15/2023	179,546	0.0
570,000		Energy Transfer Operating L.P., 4.900%, 03/15/2035	512,385	0.0
615,000		Enterprise Products Operating LLC, 2.550%, 10/15/2019	611,865	0.1
833,000		Enterprise Products Operating LLC, 4.250%, 02/15/2048	742,316	0.1
175,000		Enterprise Products Operating LLC, 5.250%, 01/31/2020	178,301	0.0
300,000		Enterprise Products Operating LLC, 6.500%, 01/31/2019	300,666	0.0
250,000		Husky Energy, Inc., 3.950%, 04/15/2022	251,468	0.0
700,000		Kinder Morgan, Inc./DE, 5.300%, 12/01/2034	689,114	0.1
2,340,000		MPLX L.P., 4.500%, 07/15/2023	2,365,573	0.2
973,000		MPLX L.P., 4.500%, 04/15/2038	853,304	0.1
570,000		Noble Energy, Inc., 5.250%, 11/15/2043	508,199	0.0
505,000		Occidental Petroleum Corp., 3.400%, 04/15/2026	494,809	0.0
295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/2022	289,826	0.0
858,000		Spectra Energy Partners L.P., 4.500%, 03/15/2045	779,698	0.1
544,000		Suncor Energy, Inc., 3.600%, 12/01/2024	532,746	0.0
835,000		Sunoco Logistics Partners Operations L.P., 5.300%, 04/01/2044	740,569	0.1
550,000		Sunoco Logistics Partners Operations L.P., 5.500%, 02/15/2020	560,712	0.0
215,000		Texas Eastern Transmission L.P., 7.000%, 07/15/2032	260,318	0.0
			12,359,718	0.9

		Financial: 5.2%
530,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.950%, 02/01/2022	520,849	0.0
395,000		American International Group, Inc., 2.300%, 07/16/2019	393,402	0.0
1,140,000		American International Group, Inc., 4.375%, 01/15/2055	951,654	0.1
851,000		Air Lease Corp., 3.000%, 09/15/2023	799,915	0.1
1,870,000		Air Lease Corp., 4.250%, 09/15/2024	1,830,037	0.1
885,000		Aircastle Ltd., 4.400%, 09/25/2023	871,280	0.1
410,000		Allstate Corp., 3.280%, 12/15/2026	402,737	0.0
543,000		American Express Co., 3.625%, 12/05/2024	531,481	0.0
615,000		American Financial Group, Inc./OH, 4.500%, 06/15/2047	554,699	0.0
455,000	(4)	ANZ New Zealand Int'l Ltd./London, 2.875%, 01/25/2022	446,406	0.0
440,000	(4)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	440,410	0.0
1,555,000	(4)	Athene Global Funding, 4.000%, 01/25/2022	1,571,529	0.1
948,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.300%, 06/01/2021	926,002	0.1
720,000		Bank of America Corp., 3.248%, 10/21/2027	666,569	0.1
455,000		Bank of America Corp., 3.500%, 04/19/2026	438,642	0.0
2,730,000		Bank of Montreal, 2.100%, 12/12/2019	2,704,513	0.2
725,000	(4)	BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	715,038	0.1
765,000		Brookfield Asset Management, Inc., 4.000%, 01/15/2025	747,283	0.1
1,140,000		Capital One Financial Corp., 3.200%, 01/30/2023	1,110,343	0.1
130,000	(4)	Carlyle Holdings Finance LLC, 3.875%, 02/01/2023	130,763	0.0
630,000	(3)	Citigroup, Inc., 3.668%, 07/24/2028	596,129	0.1
1,930,000		Citigroup, Inc., 4.000%, 08/05/2024	1,908,975	0.2
520,000		Citigroup, Inc., 4.750%, 05/18/2046	481,940	0.0
260,000		Citigroup, Inc., 5.300%, 05/06/2044	260,330	0.0
560,000		Citigroup, Inc., 6.675%, 09/13/2043	663,542	0.1
595,000		Citizens Financial Group, Inc., 2.375%, 07/28/2021	579,992	0.0
325,000		CNA Financial Corp., 5.875%, 08/15/2020	337,225	0.0
1,335,000	(4)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	1,323,294	0.1
895,000	(3),(4)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	927,444	0.1
472,000	(4)	Credit Suisse AG, 6.500%, 08/08/2023	493,540	0.0
1,190,000		Crown Castle International Corp., 3.800%, 02/15/2028	1,118,917	0.1

See Accompanying Notes to Financial Statements

51

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

60,000		Crown Castle International Corp., 4.750%, 05/15/2047	55,760	0.0
620,000		Discover Bank, 3.350%, 02/06/2023	604,019	0.1
2,275,000		EPR Properties, 4.750%, 12/15/2026	2,255,147	0.2
820,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	786,294	0.1
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/2021	368,641	0.0
835,000		Government Properties Income Trust, 4.000%, 07/15/2022	822,390	0.1
840,000		HCP, Inc., 3.875%, 08/15/2024	827,664	0.1
320,000		HCP, Inc., 4.200%, 03/01/2024	321,126	0.0
350,000		Hospitality Properties Trust, 4.500%, 06/15/2023	353,278	0.0
240,000		Hospitality Properties Trust, 5.000%, 08/15/2022	245,311	0.0
670,000	(4)	Jackson National Life Global Funding, 2.100%, 10/25/2021	646,776	0.1
620,000	(4)	Jackson National Life Global Funding, 3.250%, 01/30/2024	608,302	0.1
550,000		JPMorgan Chase & Co., 3.200%, 06/15/2026	518,743	0.0
1,270,000	(3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,204,242	0.1
1,270,000	(3)	JPMorgan Chase & Co., 3.897%, 01/23/2049	1,118,264	0.1
675,000	(3)	JPMorgan Chase & Co., 4.260%, 02/22/2048	630,185	0.1
665,000	(3)	JPMorgan Chase & Co., 5.000%, 12/31/2199	642,556	0.1
443,000	(4)	KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	437,814	0.0
2,335,000	(4)	Liberty Mutual Group, Inc., 4.850%, 08/01/2044	2,278,473	0.2
587,000		Lifestorage L.P./CA, 3.500%, 07/01/2026	551,455	0.0
285,000		Markel Corp., 5.000%, 03/30/2043	285,607	0.0
1,300,000	(4)	MassMutual Global Funding II, 2.000%, 04/15/2021	1,266,132	0.1
670,000	(4)	Metropolitan Life Global Funding I, 2.050%, 06/12/2020	659,357	0.1
740,000	(4)	Mizuho Bank Ltd., 2.650%, 09/25/2019	737,490	0.1
2,360,000	(4)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,396,029	0.2
2,975,000		Morgan Stanley, 2.375%, 07/23/2019	2,962,513	0.2
1,040,000		Morgan Stanley, 4.000%, 07/23/2025	1,027,349	0.1
1,230,000		National Australia Bank Ltd./New York, 1.875%, 07/12/2021	1,184,161	0.1
1,365,000		National Australia Bank Ltd/New York, 2.000%, 01/14/2019	1,364,611	0.1
1,000,000	(4)	Nationwide Financial Services, Inc., 5.300%, 11/18/2044	1,060,979	0.1
333,000		Prudential Financial, Inc., 3.935%, 12/07/2049	299,414	0.0
259,000		Reinsurance Group of America, Inc., 4.700%, 09/15/2023	270,530	0.0
690,000	(4)	Reliance Standard Life Global Funding II, 3.050%, 01/20/2021	683,874	0.1
1,360,000	(4)	Societe Generale SA, 2.625%, 09/16/2020	1,343,823	0.1
805,000	(4)	Societe Generale SA, 5.000%, 01/17/2024	812,470	0.1
985,000	(4)	Standard Chartered PLC, 3.050%, 01/15/2021	971,645	0.1
1,100,000		Sumitomo Mitsui Banking Corp., 2.650%, 07/23/2020	1,088,918	0.1
590,000		SunTrust Bank/Atlanta GA, 3.300%, 05/15/2026	559,928	0.0
670,000		Synchrony Financial, 3.950%, 12/01/2027	565,667	0.0
616,000	(4)	Teachers Insurance & Annuity Association of America, 4.270%, 05/15/2047	591,855	0.0
445,000		Travelers Cos, Inc., 4.600%, 08/01/2043	463,032	0.0
585,000	(4)	UBS Group Funding Switzerland AG, 4.125%, 04/15/2026	582,060	0.0
410,000		US Bancorp, 3.100%, 04/27/2026	388,795	0.0
145,000		Ventas Realty L.P., 5.700%, 09/30/2043	158,502	0.0
1,020,000		Visa, Inc., 4.150%, 12/14/2035	1,057,902	0.1
965,000		Wells Fargo & Co., 3.550%, 09/29/2025	936,230	0.1
470,000		Wells Fargo & Co., 4.100%, 06/03/2026	459,632	0.0
2,000,000		Wells Fargo & Co., 4.650%, 11/04/2044	1,889,373	0.1
315,000		Willis North America, Inc., 3.600%, 05/15/2024	307,902	0.0
350,000		WR Berkley Corp., 4.625%, 03/15/2022	359,996	0.0
			67,457,096	5.2

See Accompanying Notes to Financial Statements

52

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

		Industrial: 0.7%
305,000	(4)	Aviation Capital Group LLC, 2.875%, 01/20/2022	295,324	0.0
1,095,000	(4)	Aviation Capital Group LLC, 4.875%, 10/01/2025	1,095,697	0.1
970,000		Avnet, Inc., 4.625%, 04/15/2026	949,616	0.1
435,000	(4)	BAE Systems Holdings, Inc., 2.850%, 12/15/2020	429,385	0.0
224,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	251,672	0.0
330,000		CSX Corp., 5.500%, 04/15/2041	367,499	0.0
1,015,000		Deere & Co., 2.600%, 06/08/2022	993,830	0.1
295,000		FedEx Corp., 4.900%, 01/15/2034	302,576	0.0
605,000		FedEx Corp., 5.100%, 01/15/2044	598,422	0.1
703,000		Packaging Corp. of America, 4.500%, 11/01/2023	721,320	0.1
285,000		Precision Castparts Corp., 2.500%, 01/15/2023	277,265	0.0
410,000	(4)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	399,184	0.0
157,000		Union Pacific Corp., 3.646%, 02/15/2024	157,878	0.0
730,000		Union Pacific Corp., 4.150%, 01/15/2045	686,735	0.1
375,000		Union Pacific Corp., 4.850%, 06/15/2044	393,952	0.0
330,000		United Parcel Service, Inc., 3.400%, 11/15/2046	285,462	0.0
345,000		United Technologies Corp., 4.450%, 11/16/2038	336,128	0.0
752,000		Waste Management, Inc., 3.900%, 03/01/2035	732,765	0.1
			9,274,710	0.7

		Technology: 0.6%
1,146,000		Apple, Inc., 2.150%, 02/09/2022	1,117,795	0.1
435,000		Apple, Inc., 3.350%, 02/09/2027	426,015	0.0
1,030,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/2024	975,520	0.1
910,000	(4)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	926,877	0.1
35,000	(4)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	38,042	0.0
340,000		DXC Technology Co., 4.450%, 09/18/2022	347,215	0.0
1,630,000		Fiserv, Inc., 3.800%, 10/01/2023	1,641,786	0.1
649,000		Microsoft Corp., 3.500%, 02/12/2035	621,202	0.1
795,000	(4)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	809,509	0.1
285,000		Texas Instruments, Inc., 2.625%, 05/15/2024	275,597	0.0
			7,179,558	0.6

		Utilities: 0.3%
150,000	(4)	Electricite de France SA, 4.600%, 01/27/2020	152,190	0.0
620,000	(4)	Electricite de France SA, 4.875%, 01/22/2044	562,090	0.0
350,000	(3),(4),(5)	Electricite de France SA, 5.625%, 12/31/2199	323,312	0.0
703,000		NextEra Energy Capital Holdings, Inc., 3.550%, 05/01/2027	672,401	0.1
760,000		NiSource, Inc., 4.375%, 05/15/2047	710,791	0.1
605,000		Oglethorpe Power Corp., 4.550%, 06/01/2044	573,657	0.0
667,000		Sempra Energy, 3.800%, 02/01/2038	575,116	0.1
			3,569,557	0.3

	Total Corporate Bonds/Notes
	(Cost $170,876,610)		167,945,344	12.9

MUNICIPAL BONDS: 0.0%
		Georgia: 0.0%
325,000		Municipal Electric Authority of Georgia, 6.655%, 04/01/2057	357,617	0.0

	Total Municipal Bonds
	(Cost $325,000)		357,617	0.0

U.S. TREASURY OBLIGATIONS: 12.5%
		U.S. Treasury Bonds: 1.0%
12,806,200	(5)	3.000%, 08/15/2048	12,771,462	1.0
425,000		4.500%, 02/15/2036	524,476	0.0
			13,295,938	1.0

		U.S. Treasury Notes: 11.5%
6,230,000		1.250%, 01/31/2019	6,224,697	0.5
47,470,000		2.500%, 12/31/2020	47,463,702	3.7
180,000		2.625%, 11/15/2020	180,345	0.0
49,651,000		2.625%, 12/15/2021	49,877,512	3.8
38,411,700		2.625%, 12/31/2023	38,613,809	3.0
5,967,900		3.125%, 11/15/2028	6,195,458	0.5
			148,555,523	11.5

	Total U.S. Treasury Obligations
	(Cost $160,312,788)		161,851,461	12.5

See Accompanying Notes to Financial Statements

53

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
		Federal National Mortgage Association: 0.1%(6)
915,000		6.625%, 11/15/2030	1,228,415	0.1

	Total U.S. Government Agency Obligations
	(Cost $1,022,594)		1,228,415	0.1

CONVERTIBLE BONDS/NOTES: 7.7%
		Communications: 2.7%
3,989,000		Ctrip.com International Ltd., 1.250%, 09/15/2022	3,866,921	0.3
5,342,000		DISH Network Corp., 3.375%, 08/15/2026	4,327,105	0.3
1,319,000		Finisar Corp., 0.500%, 12/15/2036	1,255,319	0.1
2,501,000	(5)	FireEye, Inc., 1.000%, 06/01/2035	2,404,106	0.2
2,535,000		FireEye, Inc., 1.625%, 06/01/2035	2,315,715	0.2
2,954,000	(4)	GCI Liberty, Inc., 1.750%, 09/30/2046	2,891,165	0.2
1,807,000	(4),(5)	Liberty Expedia Holdings, Inc., 1.000%, 06/30/2047	1,731,559	0.1
9,559,000		Liberty Media Corp., 1.375%, 10/15/2023	10,259,675	0.8
1,933,000		Liberty Media Corp., 2.250%, 09/30/2046	919,335	0.1
673,000		Liberty Media Corp.-Liberty Formula One, 1.000%, 01/30/2023	694,819	0.0
2,327,000		Viavi Solutions, Inc., 1.000%, 03/01/2024	2,302,027	0.2
2,258,000	(4)	Viavi Solutions, Inc., 1.750%, 06/01/2023	2,261,161	0.2
			35,228,907	2.7

		Consumer, Cyclical: 0.2%
2,264,000	(4)	Live Nation Entertainment, Inc., 2.500%, 03/15/2023	2,310,946	0.2

		Consumer, Non-cyclical: 1.9%
3,952,000		BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	4,406,480	0.3
3,140,000	(4)	DexCom, Inc., 0.750%, 12/01/2023	3,179,423	0.3
514,000	(4)	Insulet Corp., 1.375%, 11/15/2024	547,161	0.0
2,410,000		Jazz Investments I Ltd., 1.875%, 08/15/2021	2,343,190	0.2
1,251,000		Medicines Co/The, 2.750%, 07/15/2023	949,065	0.1
2,104,000		Neurocrine Biosciences, Inc., 2.250%, 05/15/2024	2,516,872	0.2
2,762,000		NuVasive, Inc., 2.250%, 03/15/2021	2,913,786	0.2
924,000		Pacira Pharmaceuticals, Inc./DE, 2.375%, 04/01/2022	918,802	0.1
798,000	(4)	Supernus Pharmaceuticals, Inc., 0.625%, 04/01/2023	754,110	0.1
1,309,000		Wright Medical Group NV, 2.250%, 11/15/2021	1,798,862	0.1
3,694,000	(4)	Wright Medical Group, Inc., 1.625%, 06/15/2023	3,780,225	0.3
			24,107,976	1.9

		Energy: 0.5%
1,298,000		Chesapeake Energy Corp., 5.500%, 09/15/2026	1,047,956	0.1
2,490,000	(5)	Ensco Jersey Finance Ltd., 3.000%, 01/31/2024	1,652,772	0.1
1,359,000		Helix Energy Solutions Group, Inc., 4.250%, 05/01/2022	1,260,888	0.1
1,360,000		Nabors Industries, Inc., 0.750%, 01/15/2024	841,956	0.1
1,677,000	(4),(5)	Oil States International, Inc., 1.500%, 02/15/2023	1,382,888	0.1
			6,186,460	0.5

		Technology: 2.4%
3,443,000		Citrix Systems, Inc., 0.500%, 04/15/2019	4,897,206	0.4
3,560,000	(4)	Cree, Inc., 0.875%, 09/01/2023	3,453,439	0.3
2,544,000		Microchip Technology, Inc., 1.625%, 02/15/2027	2,492,911	0.2
2,386,000		Micron Technology, Inc., 3.000%, 11/15/2043	2,650,894	0.2
4,003,000		Nuance Communications, Inc., 1.000%, 12/15/2035	3,487,189	0.3
1,819,000		Nuance Communications, Inc., 1.250%, 04/01/2025	1,611,292	0.1
2,479,000		ON Semiconductor Corp., 1.000%, 12/01/2020	2,739,295	0.2
790,000		RealPage, Inc., 1.500%, 11/15/2022	1,024,678	0.1
3,899,000		SanDisk LLC, 0.500%, 10/15/2020	3,282,880	0.2
726,000		Silicon Laboratories, Inc., 1.375%, 03/01/2022	768,728	0.1
2,238,000	(4)	Western Digital Corp., 1.500%, 02/01/2024	1,819,273	0.1
2,643,000		Workday, Inc., 0.250%, 10/01/2022	3,242,266	0.2
			31,470,051	2.4

	Total Convertible Bonds/Notes
	(Cost $101,571,975)		99,304,340	7.7

See Accompanying Notes to Financial Statements

54

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

EQUITY-LINKED NOTES: 1.1%
	Financial: 1.1%
9,000,000	(4) Credit Suisse AG, Convertible Basket (Basket of 5 Common Stocks), 0.500%, 06/24/2024	7,884,900	0.6
6,746,000	GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.), Exchangeable Basket (Basket of 5 Common Stocks), 0.250%, 07/08/2024	5,878,734	0.5

	Total Equity-Linked Notes
	(Cost $15,746,000)	13,763,634	1.1

STRUCTURED NOTES: 0.9%
	Financial: 0.9%
5,915,000	Wells Fargo Securities, LLC, Convertible Trust - Consumer Series 2018-1 (Linked to a basket of 5 Bonds), 0.250%, 01/17/2024	5,723,354	0.4
6,139,000	Wells Fargo Securities, LLC, Convertible Trust - Healthcare Series 2018-1 (Linked to a basket of 4 Bonds), 0.250%, 02/05/2024	5,927,205	0.5

	Total Structured Notes
	(Cost $12,054,593)	11,650,559	0.9

	Total Long-Term Investments
	(Cost $1,255,926,519)	1,247,068,793	96.1

SHORT-TERM INVESTMENTS: 4.9%
	Securities Lending Collateral(7): 1.5%
4,460,816	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Amount $4,461,635, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $4,550,032, due 01/25/19-10/20/68)	4,460,816	0.3
4,460,816	Citigroup, Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $4,461,554, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $4,550,032, due 01/25/19-07/15/60)	4,460,816	0.3
894,134	Natwest Markets PLC, Repurchase Agreement dated 12/31/18, 2.90%, due 01/02/19 (Repurchase Amount $894,276, collateralized by various U.S. Government Securities, 0.125%-2.750%, Market Value plus accrued interest $912,017, due 07/15/22-09/09/49)	894,134	0.1
4,460,816	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $4,461,554, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $4,550,032, due 10/01/25-10/20/48)	4,460,816	0.4
4,460,816	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37%, due 01/02/19 (Repurchase Amount $4,461,640, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,550,103, due 07/15/20-02/15/47)	4,460,816	0.4
		18,737,398	1.5

See Accompanying Notes to Financial Statements

55

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
44,582,354	(8) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.310%
	(Cost $44,582,354)	44,582,354	3.4

	Total Short-Term Investments
	(Cost $63,319,752)	63,319,752	4.9

	Total Investments in Securities (Cost $1,319,246,271)	$1,310,388,545	101.0
	Liabilities in Excess of Other Assets	(13,292,161)	(1.0)
	Net Assets	$1,297,096,384	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Preferred Stock may be called prior to convertible date.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2018.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Security, or a portion of the security, is on loan.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	Represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2018.

See Accompanying Notes to Financial Statements

56

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 11, 2019